The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2023 and 2022

Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2023 and 2022, the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2023, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in conformity with U.S. generally accepted accounting principles.

Adoption of ASU No. 2018-12

As discussed in Note 3 to the consolidated financial statements, on January 1, 2023, the Company adopted ASU No. 2018-12, Financial Services – Insurance (Topic 944), Targeted Improvements to the Accounting for Long-Duration Contracts, with a transition date of January 1, 2021.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Future Contract Benefits Liability
Description of the Matter
At December 31, 2023, future contract benefits liabilities totaled $40.2 billion, a portion of which related to universal life-type contracts with secondary guarantees.
The future contract benefits liability related to these product guarantees is based on estimates of how much the Company will need to pay for future benefits and the amount of fees to be collected from policyholders for these policy features. As described in Notes 1 (see section on Future Contract Benefits), 3, and 13, to the consolidated financial statements, there is significant uncertainty inherent in estimating this liability because there is a significant amount of management judgment involved in developing certain assumptions that impact the liability balance, which include mortality rates and policyholder lapse behavior.
Auditing the valuation of future contract benefits liabilities related to these products was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used in the estimate of the future contract benefits liability related to these products.

How We Addressed the Matter in Our Audit
We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the future contract benefits liability estimation processes, including, among others, controls related to the review and approval processes that management has in place for the assumptions used in estimating the benefit ratio related to the future contract benefits liability. This included testing controls related to management’s evaluation of the need to update assumptions based on the comparison of actual Company experience to previous assumptions.
We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience and management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of benefit ratio cash flows related to the future policy benefit reserves for a sample of cohorts or contracts which we compared to the actuarial model used by management.

Market Risk Benefits
Description of the Matter	The Company’s market risk benefits (“MRBs”) assets and liabilities totaled $3.9 billion and $1.7 billion, as of December 31, 2023, respectively, a portion of which relates to MRBs associated with variable and fixed annuity contracts issued through separate accounts that may include guaranteed living benefit and guaranteed death benefit features. The Company’s ceded MRB assets and ceded MRB liabilities totaled $1.1 billion and $0.3 billion, as of December 31, 2023, respectively. As described in Notes 1 (see section on MRBs), 3, 10 and 15 to the consolidated financial statements, there is a significant amount of estimation uncertainty inherent in measuring the fair value of the MRBs because of the sensitivity of certain assumptions underlying the estimate, including equity market return, volatility, policyholder lapse and benefit utilization. Management’s assumptions are adjusted over time for emerging experience and expected changes in trends, resulting in changes to the estimated fair value of the MRBs.

Auditing the valuation of the MRBs was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used to estimate the fair value of MRBs.

How We Addressed the Matter in Our Audit	We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the MRBs estimation process, including, among others, controls related to the review and approval processes that management has in place to develop the assumptions used in measuring the fair value of the MRBs. This included testing controls related to management’s evaluation of current and future capital market performance and the need to update actuarial lapse and benefit utilization assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, observable market data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of the MRBs for a sample of contracts which we compared to the fair value model used by management.

Accounting for Reinsurance of Universal Life Insurance Products with Secondary Guarantees, MoneyGuard® and Fixed Annuities Blocks of Business
Description of the Matter	As discussed in Note 8 to the consolidated financial statements, in May 2023, the Company entered into a reinsurance agreement with Fortitude Reinsurance Company Ltd. (“Fortitude Re”) to cede in-force universal life insurance products with secondary guarantees (“ULSG”) and fixed annuities blocks of business to Fortitude Re with an effective date of October 1, 2023. A portion of the reinsurance agreement is accounted for using deposit accounting representing $4.2 billion of deposit assets as of December 31, 2023, with the remainder accounted for as reinsurance representing a $10.5 billion asset included in reinsurance recoverables and a $2.7 billion deferred loss included in other assets as of December 31, 2023. In conjunction with the Fortitude Re transaction, the Company entered into a reinsurance agreement with Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”) to cede certain blocks of in-force MoneyGuard® blocks of business to LNBAR with an effective date of October 1, 2023. The reinsurance agreement with LNBAR is accounted for using reinsurance accounting representing a $13.2 billion asset included in reinsurance recoverables and a $4.2 billion deferred gain included in other liabilities as of December 31, 2023.

Auditing the reinsurance agreements was complex due to the multiple elements of the agreements, including the evaluation of deposit accounting versus reinsurance accounting for each line of business and determination of the reinsurance recoverables, deferred gain and loss, and deposit assets.

How We Addressed the Matter in Our Audit
We obtained an understanding, evaluated the design, and tested the operating effectiveness of the controls over the accounting for the reinsurance agreements including, among others, controls related to the application of deposit or reinsurance accounting, the determination of the reinsurance recoverables, deferred gain and loss, and deposit assets.

We involved actuarial specialists to assist with our audit procedures which included, among others, assessing and confirming the terms of the agreements with Fortitude Re and LNBAR, evaluating management’s risk transfer conclusion, testing the fair value of the consideration transferred, testing the calculation of the deferred gain and loss, and reconciling the deposit assets and reinsurance recoverables to the recorded reserves based on the terms of the reinsurance agreements.

/s/ Ernst & Young LLP
We have served as the Company’s auditor since 1966.
Philadelphia, Pennsylvania
March 15, 2024

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(in millions, except share data)

	As of December 31,
	2023	2022
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2023 - $88,231; 2022 - $110,944; allowance for credit losses: 2023 - $19; 2022 - $21)	$82,300	$99,465
Trading securities	2,321	3,446
Equity securities	306	427
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2023 - $288; 2022 - $487)	18,873	18,211
Policy loans	2,463	2,345
Derivative investments	6,305	3,519
Other investments	4,757	3,577
Total investments	117,325	130,990
Cash and invested cash	3,193	2,499
Deferred acquisition costs, value of business acquired and deferred sales inducements	12,418	12,263
Reinsurance recoverables, net of allowance for credit losses	45,110	21,804
Deposit assets, net of allowance for credit losses	21,056	11,628
Market risk benefit assets	3,894	2,807
Accrued investment income	982	1,234
Goodwill	1,144	1,144
Other assets	10,597	7,677
Separate account assets	158,257	143,536
Total assets	$373,976	$335,582

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder account balances	$120,316	$113,972
Future contract benefits	40,174	38,302
Funds withheld reinsurance liabilities	13,628	8,255
Market risk benefit liabilities	1,716	2,078
Deferred front-end loads	5,923	5,115
Payables for collateral on investments	7,982	6,638
Short-term debt	840	562
Long-term debt	2,195	2,269
Other liabilities	12,438	6,251
Separate account liabilities	158,257	143,536
Total liabilities	363,469	326,978

Contingencies and Commitments (See Note 18)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	12,961	12,903
Retained earnings	(869)	1,414
Accumulated other comprehensive income (loss)	(1,585)	(5,713)
Total stockholder’s equity	10,507	8,604
Total liabilities and stockholder’s equity	$373,976	$335,582

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(in millions)

	For the Years Ended December 31,
	2023	2022	2021
Revenues
Insurance premiums	$3,416	$5,841	$5,359
Fee income	5,168	5,366	5,766
Net investment income	5,712	5,274	5,839
Realized gain (loss)	(4,934)	418	859
Amortization of deferred gain (loss) on business sold through reinsurance	48	37	32
Other revenues	649	621	657
Total revenues	10,059	17,557	18,512
Expenses
Benefits	5,028	8,203	8,027
Interest credited	3,202	2,860	2,912
Market risk benefit (gain) loss	(1,135)	296	(1,554)
Policyholder liability remeasurement (gain) loss	(167)	2,445	(119)
Commissions and other expenses	5,249	4,927	5,011
Interest and debt expense	190	137	114
Spark program expense	153	167	87
Impairment of intangibles	–	634	–
Total expenses	12,520	19,669	14,478
Income (loss) before taxes	(2,461)	(2,112)	4,034
Federal income tax expense (benefit)	(673)	(437)	737
Net income (loss)	(1,788)	(1,675)	3,297
Other comprehensive income (loss), net of tax:
Unrealized investment gain (loss)	4,942	(17,639)	(3,233)
Market risk benefit non-performance risk gain (loss)	(670)	(211)	(923)
Policyholder liability discount rate remeasurement gain (loss)	(145)	1,891	560
Funded status of employee benefit plans	1	(4)	3
Total other comprehensive income (loss), net of tax	4,128	(15,963)	(3,593)
Comprehensive income (loss)	$2,340	$(17,638)	$(296)

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in millions)

	For the Years Ended December 31,
	2023	2022	2021
Common Stock
Balance as of beginning-of-year	$12,903	$11,950	$11,853
Capital contribution from Lincoln National Corporation	5	925	65
Stock compensation/issued for benefit plans	53	28	32
Balance as of end-of-year	12,961	12,903	11,950

Retained Earnings
Balance as of beginning-of-year	1,414	3,734	4,167
Cumulative effect from adoption of new accounting standards	–	–	(1,820)
Net income (loss)	(1,788)	(1,675)	3,297
Dividends paid to Lincoln National Corporation	(495)	(645)	(1,910)
Balance as of end-of-year	(869)	1,414	3,734

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	(5,713)	10,250	9,021
Cumulative effect from adoption of new accounting standards	–	–	4,822
Other comprehensive income (loss), net of tax	4,128	(15,963)	(3,593)
Balance as of end-of-year	(1,585)	(5,713)	10,250
Total stockholder’s equity as of end-of-year	$10,507	$8,604	$25,934

See accompanying Notes to Consolidated Financial Statements

Table of Contents
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)

	For the Years Ended December 31,
	2023	2022	2021
Cash Flows from Operating Activities
Net income (loss)	$(1,788)	$(1,675)	$3,297
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
Realized (gain) loss	4,934	(418)	(859)
Market risk benefit (gain) loss	(1,135)	296	(1,554)
Sales and maturities (purchases) of trading securities, net	1,302	301	(87)
Amortization of deferred gain (loss) on business sold through reinsurance	(48)	(37)	(32)
Impairment of intangibles	–	634	–
Net operating cash payments related to closing Fortitude Re reinsurance transaction	(1,457)	–	–
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads	642	495	496
Accrued investment income	34	(41)	8
Insurance liabilities and reinsurance-related balances	(2,499)	652	(893)
Accrued expenses	223	(101)	377
Federal income tax accruals	(563)	(376)	708
Cash management agreement	(733)	3,730	(1,286)
Other	324	406	(351)
Net cash provided by (used in) operating activities	(764)	3,866	(176)
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(10,713)	(14,768)	(16,856)
Sales of available-for-sale securities and equity securities	3,606	2,347	2,341
Maturities of available-for-sale securities	5,597	5,487	9,417
Purchases of alternative investments	(614)	(631)	(754)
Sales and repayments of alternative investments	111	441	377
Issuance of mortgage loans on real estate	(1,943)	(2,507)	(3,057)
Repayment and maturities of mortgage loans on real estate	1,266	2,247	1,873
Repayment (issuance) of policy loans, net	(120)	4	61
Net change in collateral on investments, certain derivatives and related settlements	(333)	(4,653)	3,095
Other	(352)	(40)	(253)
Net cash provided by (used in) investing activities	(3,495)	(12,073)	(3,756)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	5	925	65
Payment of long-term debt, including current maturities	–	(40)	(60)
Issuance (payment) of short-term debt	228	(522)	587
Payment related to sale-leaseback transactions	(79)	(70)	(59)
Proceeds from certain financing arrangements	86	186	159
Payment related to certain financing arrangements	(49)	–	–
Net financing cash proceeds related to closing Fortitude Re reinsurance transaction	133	–	–
Deposits of fixed account balances	16,388	16,186	13,409
Withdrawals of fixed account balances	(10,633)	(7,641)	(7,142)
Transfers from (to) separate accounts, net	(624)	19	(175)
Common stock issued for benefit plans	(7)	(21)	(13)
Dividends paid to Lincoln National Corporation	(495)	(645)	(1,910)
Other	–	(2)	(60)
Net cash provided by (used in) financing activities	4,953	8,375	4,801
Net increase (decrease) in cash, invested cash and restricted cash	694	168	869
Cash, invested cash and restricted cash as of beginning-of-year	2,499	2,331	1,462
Cash, invested cash and restricted cash as of end-of-year	$3,193	$2,499	$2,331
See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”). We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor, and Lincoln Financial Advisors Corporation, part of LNC’s retail distributor, Lincoln Financial Network. LNL is licensed and sells its products throughout the U.S. and several U.S. territories. Through our business segments, we sell a wide range of wealth accumulation, wealth protection, group protection and retirement income products and solutions. These products primarily include variable annuities, fixed annuities (including indexed), registered index-linked annuities (“RILA”), universal life insurance (“UL”), variable universal life insurance (“VUL”), linked-benefit UL and VUL, indexed universal life insurance (“IUL”), term life insurance, group life, disability and dental and employer-sponsored retirement plans and services. For more information on our segments and the products and solutions we provide, see Note 20.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Certain amounts reported in prior year’s Consolidated Balance Sheet have been reclassified to conform to the presentation adopted in the current year.

On January 1, 2023, we adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments (“ASU 2018-12”) with a transition date of January 1, 2021. ASU 2018-12 updated accounting and reporting requirements for long-duration contracts and certain investment contracts issued by insurance entities. We adopted ASU 2018-12 under the modified retrospective approach, except for market risk benefits (“MRBs”), which applied the full retrospective approach. Our consolidated financial statements are presented under the new guidance for reporting periods beginning January 1, 2021.

We present disaggregated disclosures in the Notes below for long-duration insurance balances, applying the level of aggregation by reportable segment as follows:

Reportable Segment	Level of Aggregation
Annuities	Variable Annuities
Fixed Annuities
Payout Annuities
Life Insurance	Traditional Life
UL and Other
Group Protection	Group Protection
Retirement Plan Services	Retirement Plan Services

The variable annuities level of aggregation includes RILA products, which are indexed variable annuities. The fixed annuities level of aggregation represents deferred fixed annuities. We have excluded amounts reported in Other Operations from our disaggregated disclosures that are attributable to the indemnity reinsurance agreements with Protective Life Insurance Company (“Protective”) and Swiss Re Life & Health America, Inc (“Swiss Re”) as these contracts are fully reinsured, run-off institutional pension business in the form of group annuity and the results of certain disability income business and not reflected in the results of the reportable segments listed above.

Sale of Wealth Management Business

On December 14, 2023, our parent company LNC announced that it had entered into a Stock Purchase Agreement with Osaic Holdings, Inc., a Delaware corporation (“Osaic”), pursuant to which Osaic agreed to acquire all of the ownership interests in the subsidiaries of LNC that comprise its wealth management business, including our subsidiary Lincoln Financial Advisors Corporation. We anticipate the transaction will close in the first half of 2024, subject to receipt of required regulatory approvals and satisfying other customary closing conditions.

As of December 31, 2023, we had assets of $120 million and liabilities of $77 million classified as held-for-sale and reported within other assets and other liabilities, respectively, on our Consolidated Balance Sheets. The assets are reported primarily within Other Operations in Note 20.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary. We use the equity method of accounting to recognize all of our investments in limited partnerships (“LPs”). All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in the consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change. Actual results could differ from these estimates and assumptions. Included among the material (or potentially material) reported amounts and disclosures that require use of estimates are: fair value of certain financial assets, derivatives, allowances for credit losses, goodwill and other intangibles, MRBs, future contract benefits, income taxes including the recoverability of our deferred tax assets, and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in the consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”). Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB Accounting Standards CodificationTM (“ASC”), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

•Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;
•Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”).

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

•Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”).
•State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
•Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

•The estimated range and average period until recovery;
•The estimated range and average holding period to maturity;
•Remaining payment terms of the security;
•Current delinquencies and nonperforming assets of underlying collateral;
•Expected future default rates;
•Collateral value by vintage, geographic region, industry concentration or property type;
•Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). For debt securities where impairment has been recognized, the difference between the new amortized cost basis and the cash flows expected to be collected are accreted as interest income and recognized in net investment income on the Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on the Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. Management considers the following as part of the evaluation:

•The current economic environment and market conditions;
•Our business strategy and current business plans;
•The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of annuity contracts and life insurance policies;
•The capital risk limits approved by management; and
•Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•Historical and implied volatility of the security;
•The extent to which the fair value has been less than amortized cost;
•Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•Failure, if any, of the issuer of the security to make scheduled payments; and

•Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary. If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value. Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met. Accrued interest on debt securities is written-off through net investment income on the Consolidated Statements of Comprehensive Income (Loss) when deemed uncollectible.

To determine the recovery value of a corporate bond or CLO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•Fundamentals of the industry in which the issuer operates;
•Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
•Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•Expectations regarding defaults and recovery rates;
•Changes to the rating of the security by a rating agency; and
•Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•Susceptibility to fair value fluctuations for changes in the interest rate environment;
•Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required. Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Trading Securities

Trading securities consist of fixed maturity securities in designated portfolios, some of which support modified coinsurance and coinsurance with funds withheld reinsurance agreements. Investment results for the portfolios that support modified coinsurance and coinsurance with funds withheld reinsurance agreements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance agreements. Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance agreements are recorded in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss) as they occur.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss) as they occur. Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares. We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the equity security. Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities. When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset. Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models. The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses. We carry certain mortgage loans associated with modified coinsurance agreements at fair value where the fair value option has been elected. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on the Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy for commercial mortgage loans is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. Our policy for residential mortgage loans is to report loans that are 90 or more days past due, which equates to three or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on the Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses. Accrued interest on mortgage loans is written-off when deemed uncollectible.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments. Credit loss estimates are segmented by commercial mortgage loans, residential mortgage loans, and unfunded commitments related to commercial mortgage loans.

The allowance for credit losses for pooled loans of similar risk (i.e., commercial and residential mortgage loans) is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions. Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant. We apply probability weights to the positive, base and adverse scenarios we use. For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value. The loan’s estimated value is based on: the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses. Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on the Consolidated Balance Sheets. Changes in the allowance are reported in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Our commercial loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate. We believe all of the commercial loans in our portfolio share three primary risks: borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our commercial mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan. These credit quality metrics are monitored and reviewed at least annually.

We have off-balance sheet commitments related to commercial mortgage loans. As such, an allowance for credit losses is developed based on the commercial mortgage loan process outlined above, along with an internally developed conversion factor.

Our residential loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate. In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics. Therefore, these pools of loans are collectively evaluated for inherent credit losses. Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends. These evaluations and assessments are revised as conditions change and new information becomes available, including updated forecasts, which can cause the allowance for credit losses to increase or decrease over time as such evaluations are revised. Generally, residential mortgage loan pools exclude loans that are nonperforming, as those loans are evaluated individually using the evaluation framework for specific allowance for credit losses described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming. We generally define nonperforming residential mortgage loans as those that are 90 or more days past due and/or in nonaccrual status. There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming. We monitor and update aging schedules and nonaccrual status on a monthly basis.

Policy Loans

Policy loans represent loans we issue to policyholders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk, basis risk, commodity risk and credit risk by entering into derivative transactions. Our derivative instruments are recognized as either assets or liabilities on the Consolidated Balance Sheets at estimated fair value. We have master netting agreements with each of our derivative counterparties that allow for the netting of our derivative asset and liability positions by counterparty. We categorize derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.” The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments that are recorded with the associated host contract. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes and reported within other assets or other liabilities on the Consolidated Balance Sheets. The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Other Investments

Other investments consist primarily of alternative investments, cash collateral receivables related to our derivative instruments, Federal Home Loan Bank (“FHLB”) common stock and short-term investments.

Alternative investments consist primarily of investments in LPs. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners. As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

In uncleared derivative transactions, we and the counterparty enter into a credit support annex requiring either party to post collateral, which may be in the form of cash, equal to the net derivative exposure. Cash collateral we have posted to a counterparty is recorded within other investments. Cash collateral a counterparty has posted is recorded within payables for collateral on investments. We also have investments in FHLB common stock, carried at cost, that enable access to the FHLB lending program. For more information on our collateralized financing arrangements, see “Payables for Collateral on Investments” below.

Short-term investments consist of securities with original maturities of one year or less, but greater than three months. Securities included in short-term investments are carried at fair value, with valuation methods and inputs consistent with those applied to fixed maturity AFS securities.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of annuities, UL, VUL, traditional life insurance, group life and disability insurance and other investment contracts have been deferred (i.e., deferred acquisition costs or “DAC”). Such acquisition costs are capitalized in the period they are incurred and primarily include commissions, certain bonuses, a portion of total compensation and benefits of certain employees involved in the acquisition process and medical and inspection fees. Value of business acquired (“VOBA”) is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered deferred sales inducements (“DSI”) and reported in deferred acquisition costs, value of business acquired and deferred sales inducements on the

Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred and reported as deferred front-end loads (“DFEL”) on the Consolidated Balance Sheets.

DAC, VOBA, DSI and DFEL amortization is reported within the following financial statement line items on the Consolidated Statements of Comprehensive Income (Loss):

•DAC and VOBA – commissions and other expenses
•DSI – interest credited
•DFEL – fee income

DAC, VOBA, DSI and DFEL are amortized on a constant level basis relative to the insurance in force over the expected term of the related contracts using the groupings and actuarial assumptions that are consistent with those used for calculating the related policyholder liability balances. Actuarial assumptions include, but are not limited to, mortality, morbidity and certain policyholder behaviors such as persistency, which are adjusted for emerging experience and expected trends of the related long-duration insurance contracts and certain investment contracts by each reportable segment. During the third quarter of each year, we conduct our comprehensive review and update these actuarial assumptions. We may update our actuarial assumptions in other quarters as we become aware of information that warrants updating outside of our comprehensive review. These resulting changes are applied prospectively.

The following provides a summary of our DAC, VOBA, DSI and DFEL amortization basis and expected amortization period by reportable segment:

Reportable Segment	Amortization Basis	Expected Amortization Period
Annuities	Total deposits paid to date on policies in force	Between 30 to 40 years
Life Insurance	Policy count of policies in force	On average 60 years
Group Protection	Group certificate contracts in force	4 years
Retirement Plan Services	Lives in force	Between 40 to 50 years

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

For reinsurance transactions where we receive proceeds that represent recovery of our previously incurred acquisition costs, we reduce the applicable unamortized acquisition cost such that net acquisition costs are capitalized and charged to commissions and other expenses.

Reinsurance

We and LLANY enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity. When we apply reinsurance accounting, insurance premiums, benefits and DAC and VOBA amortization are reported net of reinsurance ceded, as applicable, on the Consolidated Statements of Comprehensive Income (Loss). Amounts currently recoverable, such as ceded reserves, other than ceded MRBs, are reported in reinsurance recoverables, and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on the Consolidated Balance Sheets.
In a modified coinsurance or coinsurance with funds withheld reinsurance structured agreement, the investments that would have been sent to the reinsurer as premiums are withheld by us and remain on our Consolidated Balance Sheets, with the existing accounting maintained. A corresponding liability is recognized on our Consolidated Balance Sheets within funds withheld reinsurance liabilities representing our obligation to pay the reinsurer. This liability includes embedded derivatives, which are total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements. The changes in the embedded derivative liabilities are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk. This accounting treatment results in amounts paid or received by us to be considered on deposit with the reinsurer and such amounts are reported in deposit assets, net of allowance for credit losses and other liabilities, respectively, on the Consolidated Balance Sheets. As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted.

Reinsurance recoverables are measured and recognized consistent with the liabilities related to the underlying contracts. The interest assumption used for discounting reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is the upper-medium grade fixed income instrument (“single-A”) interest rate locked-in at the reinsurance contract issuance date. We remeasure reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts with the current single-A interest rate as of the end of each reporting period. Ceded MRBs are accounted for separately from reinsurance recoverables. See “MRBs” below for additional information.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets held by our subsidiaries, other than ceded MRB assets. As such, we performed a quantitative analysis using a probability of loss model approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets, other than ceded MRB assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our credit loss estimate. We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment. We updated reinsurer credit ratings during the period to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers. To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses. We applied probability weights to the positive, base and adverse scenarios. For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable. Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset. Credit loss estimates are segmented based on counterparty credit risk. Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions. For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk. Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account or with a letter of credit for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement. As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization. This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in times of default. Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on the Consolidated Balance Sheets. Changes in the allowance for credit losses are reported in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Where applicable, gains or losses recognized on reinsurance transactions are deferred and amortized into net income (loss) using an amortization basis reflective of the characteristics of the underlying ceded business. Our deferred gains and losses on reinsurance of our interest-sensitive life insurance products are recognized over the projected life of the policies, based on projected profitability or projected reserve development for blocks with negative profitability. Our deferred gains and losses on reinsurance of our annuity products are recognized over the period in which the majority of account balances is expected to run off. Deferred gains and losses are reported within other liabilities and other assets, respectively, on the Consolidated Balance Sheets.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit. If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on the Consolidated Statements of Comprehensive Income (Loss). The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of deferred loss on business sold through reinsurance, certain reinsurance assets, property and equipment, balances associated with corporate-owned and bank-owned life insurance, premiums and fees receivable, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, current and deferred taxes, specifically identifiable intangible assets, funds withheld reinsurance assets, ceded MRB liabilities, operating lease right-of-use (“ROU”) assets, finance lease assets and other receivables and prepaid expenses. Other liabilities consist primarily of deferred gain on business sold through reinsurance, ceded MRB assets, pension and other employee benefit liabilities, certain financing arrangements, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, derivative instrument liabilities, other policyholder liabilities, certain reinsurance payables, long-term operating lease liabilities, finance lease liabilities and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on the Consolidated Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Specifically identifiable intangible assets also includes the value of customer relationships acquired (“VOCRA”) and value of distribution agreements (“VODA”). The carrying values of VOCRA and VODA are amortized using a straight-line basis over their weighted average life of 20 years and 13 years, respectively. See Note 9 for more information regarding specifically identifiable intangible assets.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. Certain assets on the Consolidated Balance Sheets are related to finance leases and certain financing arrangements and are depreciated in a manner consistent with our current depreciation policy for owned assets. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We lease office space and certain equipment under various long-term lease agreements. We determine if an arrangement is a lease at inception. Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at the commencement date. Our leases do not provide an implicit rate; therefore, we use our incremental borrowing rate at the commencement date in determining the present value of future payments. The ROU asset is calculated using the lease liability carrying amount, plus or minus prepaid/accrued lease payments, minus the unamortized balance of lease incentives received, plus unamortized initial direct costs. Lease terms used to calculate our lease obligation include options when we are reasonably certain that we will exercise such options. Our lease agreements may contain both lease and non-lease components, which are accounted for separately. Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.

Separate Account Assets and Liabilities

Separate accounts represent segregated funds that are maintained to meet specific investment objectives of policyholders who direct the investments and bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

We report separate account assets as a summary total on the Consolidated Balance Sheets based on the fair value of the underlying investments. The underlying investments consist primarily of mutual funds, fixed maturity AFS securities, short-term investments and cash. Investment income and net realized and unrealized gains (losses) of the separate accounts generally accrue directly to the policyholders; therefore, they are not reflected on the Consolidated Statements of Comprehensive Income (Loss), and the Consolidated Statements of Cash Flows do not reflect investment activity of the separate accounts. Asset-based fees and contract administration charges (collectively referred to as “policyholder assessments”) are assessed against the accounts and included within fee income on the Consolidated Statements of Comprehensive Income (Loss). An amount equivalent to the separate account assets is recorded as separate account liabilities, representing the account balance obligated to be returned to the policyholder.

Policyholder Account Balances

Policyholder account balances include the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. The liability for policyholder account balances includes UL and VUL and investment-type annuity products where account balances are equal to deposits plus interest credited less withdrawals, surrender charges, policyholder assessments, as well as amounts representing the fair value of embedded derivative instruments associated with our IUL and indexed annuity products. During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these embedded derivatives and update assumptions as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update.

Future Contract Benefits

Future contract benefits represent liability reserves, including liability for future policy benefits (“LFPB”), liability for future claims reserves and additional liability for other insurance benefits that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.

The LFPB associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is measured using a net premium ratio approach. This approach accrues expected benefits and claims in proportion to the premium revenue recognized. For life-contingent payout annuity contracts with limited premium payments, as premium collection is not the completion of the earnings process, gross premiums in excess of net premiums are deferred. This excess of gross premiums received over the related net premiums is referred to as the deferred profit liability (“DPL”). The DPL is included in the LFPB, and profits are recognized over the life of the contracts.

In measuring our LFPB, we establish cohorts, which are groupings of long-duration contracts. Factors that we consider in determining cohorts include, but are not limited to, our contract classification and issue year requirements, product risk characteristics, assumptions and modeling level used in the valuation systems. The net premium ratio is capped at 100% at the individual cohort level. Expected benefits and claims in excess of premium revenue recognized are expensed immediately.

We use actuarial assumptions to best estimate future premium and benefit cash flows (“cash flow assumptions”) as well as the actual historical cash flows received and paid to derive a net premium ratio in measuring the LFPB. These actuarial assumptions include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions (excluding the claims settlement expense assumption that is locked in at inception) in the calculation of the net premium ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the net premium ratio for actual experience. The remeasurement of LFPB for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). For all contract cohorts issued after January 1, 2021, interest is accrued on LFPB at the single-A interest rate on the contract cohort inception date. For contract cohorts issued prior to January 1, 2021, interest remains accruing at the original discount rate in effect on the contract cohort inception date due to the modified retrospective transition method. We also remeasure the LFPB using the single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

We evaluate the liability for future claims on our long-term life and disability group products. Given the term and renewal features of our product and funding nature of the associated premiums, we have determined that the liability value is generally zero for policies that are not on claim. Therefore, the liability for future claims represents future payments on claims for which a disability event has occurred as of the valuation date. In measuring the liability for future claims, we establish cohorts similar to the process described above and use actuarial assumptions primarily based on claim termination rates, offsets for other insurance including social security and long-term disability incidence and severity assumptions. Cash flow assumptions are subject to the comprehensive review process discussed above. On a quarterly basis, the liability for future claims is updated for actual claims experience. The remeasurement of the liability for future claims for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). We remeasure the liability for future claims using a single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

We use the single-A interest rate curve to discount cash flows used to calculate the LFPB and the liability for future claims. This curve is developed using the upper-medium grade (low credit risk) fixed-income instrument yields that are intended to reflect the duration characteristics of the applicable insurance liabilities.

We issue UL contracts with separate accounts that may include various types of guaranteed benefits that are not accounted for as MRBs or embedded derivatives. These guaranteed benefits require an additional liability that is calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative payments plus interest on the liability. Cash flow assumptions incorporated in a benefit ratio in measuring these additional liabilities for other insurance benefits include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions in the calculation of the benefit ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the benefit ratio for actual experience. The remeasurement of additional liability for both assumptions and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). As future cash flow assumption and experience updates result in changes in expected benefit payments or assessments, the benefit ratio is recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above.

Premium deficiency testing is performed for interest-sensitive life products periodically using best estimate assumptions as of the testing date to test the adequacy and appropriateness of the established net reserve (i.e., GAAP reserves net of any DSI or VOBA assets). The premium deficiency test is also performed using a discount rate based on the average crediting rate. A premium deficiency exists when the net reserve plus the present value of expected future gross premiums are determined to be insufficient to cover expected future benefits and non-level expenses.

The business written or assumed by us includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2023, 2022 and 2021, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $41 million, $49 million and $48 million for the years ended December 31, 2023, 2022 and 2021, respectively.

MRBs

MRBs are contracts or contract features that provide protection to the policyholder from other-than-nominal capital market risk and expose us to other-than-nominal capital market risk upon the occurrence of a specific event or circumstance, such as death, annuitization or periodic withdrawal. MRBs do not include the death benefit component of a life insurance contract (i.e., the difference between the account balance and the death benefit amount). All long-duration insurance contracts and certain investment contracts are subject to MRB evaluation. An MRB can be in either an asset or a liability position. Our MRB assets and MRB liabilities are reported at fair value separately on the Consolidated Balance Sheets.

We issue variable and fixed annuity contracts that may include various types of guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders that we have classified as MRBs. For contracts that contain multiple features that qualify as MRBs, the MRBs are valued on a combined basis using an integrated model. We have entered into reinsurance agreements to cede certain GLB and GDB riders where the reinsurance agreements themselves are accounted for as MRBs or contain MRBs. We therefore record ceded MRB assets and ceded MRB liabilities associated with these reinsurance agreements. Ceded MRB liabilities are included in other assets and ceded MRB assets are included in other liabilities on the Consolidated Balance Sheets.

MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our non-performance risk. Ceded MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our counterparties’ non-performance risk. The scenario assumptions, at each valuation date, are those we view to be appropriate for a hypothetical market participant and include assumptions for capital markets, policyholder behavior (e.g., policy lapse, rider utilization, etc.) mortality, risk margin and administrative expenses. These assumptions are based on a combination of historical data and actuarial judgments. During the third quarter of each year, we conduct our comprehensive review of the actuarial assumptions and projection models used in estimating these MRBs and update these assumptions on a prospective basis as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update. The assumptions for our own non-performance risk and our counterparties’ non-performance risk for MRBs and ceded MRBs, respectively, are determined at each valuation date and reflect our and our counterparties’ risks of not fulfilling the obligations of the underlying liability. The spread for the non-performance risk is added to the discount rates used in determining the fair value from the net cash flows. For information on fair value inputs, see Note 15.

Short-Term and Long-Term Debt

Short-term debt has contractual or expected maturities of one year or less. Long-term debt has contractual or expected maturities greater than one year.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received. This liability is included within payables for collateral on investments on the Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on the Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on the Consolidated Statements of Cash Flows.

Contingencies and Commitments

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable, based on our best estimate.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against policyholder account balances. Investment products consist primarily of individual and group variable and fixed annuities. Interest-sensitive life insurance products include UL, VUL, linked-benefit UL and VUL and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the policyholder in accordance with contractual terms. For investment and interest-sensitive life insurance contracts, the amounts collected from policyholders are considered deposits and are not included in revenue.

Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers. Net investment advisory fees related to asset management of certain separate account funds are recorded as revenues based on a contractual percentage of the customer’s managed assets over the period advisory services are provided. Fee income related to 12b-1 fees and net investment advisory fees, reported primarily within our Annuities segment, was $715 million, $743 million and $848 million for the years ended December 31, 2023, 2022 and 2021, respectively.

Insurance Premiums

Insurance premiums consist primarily of group insurance products, payout annuities with life contingencies and traditional life insurance. These insurance premiums are recognized as revenue when due.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses. Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on the Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value of mortgage loans on real estate accounted for under the fair value option, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance-related embedded derivatives and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is reported net of allocations of investment gains and losses to certain policyholders, certain funds withheld on reinsurance arrangements and certain modified coinsurance arrangements for which we have a contractual obligation to cede realized gains and losses to the reinsurer.

MRB Gain (Loss)

MRB gain (loss) includes the change in fair value of MRB and ceded MRB assets and liabilities. Changes in the fair value of MRB assets and liabilities are recognized in net income (loss), except for the portion attributable to the change in non-performance risk that is recognized in OCI. Changes in the fair value of ceded MRB assets and liabilities, including the changes in our counterparties’ non-performance risks, are recognized in net income (loss).

Other Revenues

Other revenues consist primarily of fees attributable to broker-dealer services recorded as performance obligations are met, either at the time of sale or over time based on a contractual percentage of customer account balances, and proceeds from reinsurance recaptures. The broker-dealer services primarily relate to our retail sales network and consist of commission revenue for the sale of non-affiliated securities recorded on a trade date basis and advisory fee income. Advisory fee income is asset-based revenues recorded as earned based on a contractual percentage of customer account balances. Other revenues attributable to broker-dealer services and advisory fee income, reported primarily within our Annuities segment, were $461 million, $468 million and $497 million for the years ended December 31, 2023, 2022 and 2021, respectively. Other revenues earned by our Group Protection segment consist of fees from administrative services performed, which are recognized as performance obligations are met over the terms of the underlying agreements, and were $210 million, $203 million and $180 million for the years ended December 31, 2023, 2022 and 2021, respectively.

Interest Credited

We credit interest to our policyholder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for annuity products with guaranteed death and living benefits, certain annuities with life contingencies and life insurance products with secondary guarantee benefits. For traditional life, group life and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Policyholder Liability Remeasurement Gain (Loss)

Policyholder liability remeasurement gain (loss) recognized in net income (loss) includes remeasurement gains and losses resulting from updates in cash flow assumptions and actual variance from expected experience used in the net premium ratio or benefit ratio calculation for future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance, liabilities for future claims associated with our group products, and additional liabilities for other insurance benefits on certain guaranteed benefits associated with our UL products.

Policyholder liability remeasurement gain (loss) recognized in OCI includes any changes resulting from the discount rate remeasurement of future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance and liabilities for future claims associated with our group products as of each reporting period.

Spark Program Expense

Spark program expense consists primarily of costs related to our Spark Initiative.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity. We apply an estimated forfeiture rate to our accrual of compensation cost. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on the Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and debt issuance costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

We use the individual security approach for releasing income tax effects from AOCI.

2.  New Accounting Standards

The following table provides a description of our adoption of new ASUs issued by the FASB and the impact of the adoption on the consolidated financial statements. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2020-04, Reference Rate Reform (Topic 848) and related amendments	The amendments in this update provide optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. The amendments provide optional expedients and exceptions for applying GAAP to contracts, hedging relationships and other transactions impacted by reference rate reform. If certain criteria are met, an entity will not be required to remeasure or reassess contracts impacted by reference rate reform. Additionally, changes to the critical terms of a hedging relationship affected by reference rate reform will not require entities to de-designate the relationship if certain requirements are met. The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2024, with certain exceptions. The amendments are effective for contract modifications made between March 12, 2020, and December 31, 2024.	March 12, 2020 through December 31, 2024	This standard may be elected and applied prospectively. We utilized certain practical expedients under this guidance for contract modifications and to maintain hedge accounting for certain derivatives from the effective date through December 31, 2023. This ASU has not had a material impact to our consolidated financial condition and results of operations to date, and we do not expect future material impacts through the close of the ASU effective date on December 31, 2024.
ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments	See Note 3 for information about ASU 2018-12.	January 1, 2023
We adopted this ASU effective January 1, 2023, with a transition date of January 1, 2021, using a modified retrospective approach, except for MRBs for which we applied a full retrospective transition approach. See Note 3 for transition disclosures related to the adoption of this ASU.

3. Adoption of ASU 2018-12

On January 1, 2023, we adopted ASU 2018-12 with a transition date of January 1, 2021. ASU 2018-12 updated accounting and reporting requirements for long-duration contracts and certain investment contracts issued by insurance entities. We adopted ASU 2018-12 under the modified retrospective approach, except for MRBs, which applied the full retrospective approach. Our consolidated financial statements are presented under the new guidance for reporting periods beginning January 1, 2021.

Under ASU 2018-12, we include actual historical cash flows along with best estimate future cash flows to derive the net premium ratio when calculating the LFPB associated with our traditional and limited-payment long-duration contracts. We review and update, if necessary, assumptions used to measure future cash flows included in the net premium ratio at least annually. Historical cash flows included in the net premium ratio are updated for actual experience quarterly and as assumptions are updated. Changes in the measurement of our LFPB result from updates to cash flow assumptions and actual experience, which impacts are reported within policyholder remeasurement gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). We use an upper-medium grade (low credit risk) fixed-income instrument yield (single-A) discount rate when calculating the LFPB. This discount rate is updated quarterly at each reporting date with the impact recognized in OCI. ASU 2018-12 also eliminated loss recognition testing, premium deficiency testing and the provision for adverse deviation for LFPB.

ASU 2018-12 introduced the category of MRBs, which are contracts or contract features that provide protection to the policyholder from other-than-nominal capital market risk and expose us to other-than-nominal capital market risk upon the occurrence of a specific event or circumstance, such as death, annuitization or periodic withdrawal. MRBs are required to be measured at fair value, with periodic changes in fair value reported within MRB gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), except for periodic changes to instrument-specific credit risk related to direct policies, which are recognized in OCI. Changes in the fair value of ceded MRB assets and liabilities are also reported within MRB gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

ASU 2018-12 simplified the amortization model for DAC and DAC-like intangible balances, including VOBA, DSI and DFEL. Historically these balances were amortized in proportion to premium or over expected gross profits. They are now amortized on a constant-level basis over the expected term of the contract. Loss recognition testing and impairment testing are no longer applicable for DAC.

ASU 2018-12 requires disaggregated rollforwards of the beginning of year to the end of the reporting period balances. We also disclose information about inputs, judgments, assumptions, methods, changes during the period and the effect of these changes on the measurement of applicable balances. In determining the appropriate level of aggregation, we considered our reportable segments, nature and risk characteristics of our products and level of aggregation we used in disclosures presented outside the financial statements.

The following table presents the cumulative effect adjustments (in millions), after-tax and shown as increase (decrease), to the components of stockholder’s equity due to the adoption of ASU 2018-12 as of January 1, 2021, by primary accounting topic:

			Total Stockholder’s Equity
	Retained Earnings	AOCI

Shadow impacts:
DAC, VOBA, DSI and DFEL	$–	$2,271	$2,271
Additional liabilities for other
insurance benefits	–	1,197	1,197
LFPB and other (1)	(121)	(1,520)	(1,641)
MRBs (2)	(1,699)	2,874	1,175
Total	$(1,820)	$4,822	$3,002

(1) Includes impacts to reserves and ceded reserves reported within future contract benefits and reinsurance recoverables, respectively, on the Consolidated Balance Sheets, excluding shadow impacts on additional liabilities for other insurance benefits.
(2) Includes impacts related to MRB assets and MRB liabilities reported on the Consolidated Balance Sheets and ceded MRBs reported within other assets on the Consolidated Balance Sheets.

The following table summarizes the effect of the adoption of ASU 2018-12 as of January 1, 2021, (in millions) on the Consolidated Balance Sheets:

	Retained Earnings	AOCI	Total Stockholder’s Equity

DAC, VOBA and DSI	$–	$6,079	$6,079
Reinsurance recoverables	607	2,556	3,163
Other assets (1)	5,795	–	5,795
Future contract benefits	(760)	(2,966)	(3,726)
MRBs, net	(7,956)	3,656	(4,300)
DFEL	–	(3,190)	(3,190)
Other liabilities (2)	494	(1,313)	(819)
Total	$(1,820)	$4,822	$3,002

(1) Consists primarily of ceded MRB adjustments.
(2) Consists of state and federal tax adjustments.

The following table summarizes the changes in DAC, VOBA and DSI, pre-tax, (in millions) due to the adoption of ASU 2018-12 and reconciles this balance to the Consolidated Balance Sheets:

	Balance Pre-Adoption December 31, 2020	Impact from Removal of Shadow Balances from AOCI	Balance Post-Adoption January 1, 2021

DAC
Variable Annuities	$3,675	$52	$3,727
Fixed Annuities	264	215	479
Traditional Life	1,041	–	1,041
UL and Other	297	5,031	5,328
Group Protection	187	–	187
Retirement Plan Services	126	112	238
Total DAC	5,590	5,410	11,000

VOBA
Fixed Annuities	–	23	23
Traditional Life	67	–	67
UL and Other	167	630	797
Total VOBA	234	653	887

DSI (1)
Variable Annuities	194	2	196
Fixed Annuities	17	13	30
UL and Other	35	–	35
Retirement Plan Services	13	1	14
Total DSI	259	16	275
Total DAC, VOBA and DSI	$6,083	$6,079	$12,162

(1) Pre-adoption DSI balance was previously reported in other assets on the Consolidated Balance Sheets.

The following table summarizes the changes in DFEL, pre-tax, (in millions) due to the adoption of ASU 2018-12 and reconciles this balance to the Consolidated Balance Sheets:

	Balance Pre-Adoption December 31, 2020	Impact from Removal of Shadow Balances from AOCI	Balance Post-Adoption January 1, 2021

DFEL (1)
Variable Annuities	$319	$5	$324
UL and Other	77	3,185	3,262
Total DFEL	$396	$3,190	$3,586

(1) Pre-adoption DFEL balance was previously reported in other contract holder funds on the Consolidated Balance Sheets.

The following table summarizes the changes in future contract benefits, pre-tax, (in millions) due to the adoption of ASU 2018-12 and reconciles this balance to the Consolidated Balance Sheets:

	Balance Pre-Adoption December 31, 2020 (1)	Impact from Removal of Shadow Balances from AOCI	Single-A Discount Rate Measurement in AOCI	Cumulative Effect to Retained Earnings	Balance Post-Adoption January 1, 2021

LFPB
Payout Annuities	$2,313	$(105)	$415	$44	$2,667
Traditional Life	3,062	–	852	(2)	3,912
Liability for Future Claims
Group Protection	5,422	–	517	–	5,939
Additional Liabilities for Other
Insurance Benefits
UL and Other	13,687	(1,515)	–	92	12,264
Other Operations (2)	10,309	(80)	2,882	626	13,737
Other (3)	3,525	–	–	–	3,525
Total future contract benefits	$38,318	$(1,700)	$4,666	$760	$42,044

(1) Balance pre-adoption excludes features that meet the definition of an MRB upon transition, including features that were previously accounted for as an additional liability. Also, balance pre-adoption reflects certain reclassifications of non-life contingent account balances from future contract benefits to policyholder account balances within the Consolidated Balance Sheets.
(2) Represents future contract benefits reported in Other Operations primarily attributable to the indemnity reinsurance agreements with Protective ($6.3 billion and $7.4 billion as of December 31, 2020, and January 1, 2021, respectively) and Swiss Re ($1.8 billion and $3.3 billion as of December 31, 2020, and January 1, 2021, respectively). Includes LFPB and additional liabilities balances.
(3) Represents other miscellaneous reserves outside the scope of ASU 2018-12.

The following table summarizes the changes in reinsurance recoverables, pre-tax, (in millions) due to the adoption of ASU 2018-12 and reconciles this balance to the Consolidated Balance Sheets:

	Balance Pre-Adoption December 31, 2020 (1)	Single-A Discount Rate Measurement in AOCI	Cumulative Effect to Retained Earnings	Balance Post-Adoption January 1, 2021

Reinsured LFPB
Payout Annuities	$5	$–	$–	$5
Traditional Life	372	88	–	460
Reinsured Liability for Future
Claims
Group Protection	148	14	–	162
Reinsured Additional Liabilities
for Other Insurance Benefits
UL and Other	922	–	(3)	919
Reinsured Other Operations (2)	14,757	2,454	610	17,821
Reinsured Other (3)	1,346	–	–	1,346
Total reinsurance recoverables	$17,550	$2,556	$607	$20,713

(1) Balance pre-adoption excludes features that meet the definition of a ceded MRB upon transition, including features that were previously accounted for as reinsured additional liabilities.
(2) Represents reinsurance recoverables reported in Other Operations primarily attributable to the indemnity reinsurance agreements with Protective ($12.0 billion and $13.2 billion as of December 31, 2020, and January 1, 2021, respectively) and Swiss Re ($1.7 billion and $3.2 billion as of December 31, 2020, and January 1, 2021, respectively). Includes reinsured LFPB and reinsured additional liabilities balances.
(3) Represents other miscellaneous reinsurance recoverables outside the scope of ASU 2018-12.

The following table summarizes the changes in the net liability position of MRBs, pre-tax, (in millions) due to the adoption of ASU 2018-12 and reconciles this balance to the Consolidated Balance Sheets:

	Balance Pre-Adoption December 31, 2020 (1)	Cumulative Effect of Credit Risk to AOCI	Cumulative Effect to Retained Earnings	Balance Post-Adoption January 1, 2021

MRBs, Net
Variable Annuities	$831	$(3,592)	$7,968	$5,207
Fixed Annuities	192	(52)	(22)	118
Retirement Plan Services	11	(12)	10	9
Total MRBs, net	$1,034	$(3,656)	$7,956	$5,334

(1) Balance pre-adoption includes all features that meet the definition of an MRB upon transition, including features that were previously accounted for as additional liabilities or embedded derivatives.

The following table summarizes the changes in the net asset position of ceded MRBs, pre-tax, (in millions) due to the adoption of ASU 2018-12, reported in other assets on the Consolidated Balance Sheets:

	Balance Pre-Adoption December 31, 2020 (1)	Cumulative Effect to Retained Earnings	Balance Post-Adoption January 1, 2021

Ceded MRBs, Net
Variable Annuities	$828	$5,700	$6,528
Retirement Plan Services	1	10	11
Total ceded MRBs, net	$829	$5,710	$6,539

(1) Balance pre-adoption includes all features that meet the definition of a ceded MRB upon transition, including features that were previously accounted for as reinsured additional liabilities or embedded derivatives.

The following summarizes the effect of the adoption of ASU 2018-12 (in millions) on certain financial statement line items within the previously reported Consolidated Balance Sheet:

	As of December 31, 2022
	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted

Deferred acquisition costs, value of business
acquired and deferred sales inducements (2)	$13,873	$(1,610)	$12,263
Reinsurance recoverables, net of allowance for
credit losses (2)	24,450	(2,646)	21,804
Market risk benefit assets	–	2,807	2,807
Other assets (2)	8,831	(1,154)	7,677
Total assets (2)	338,185	(2,603)	335,582
Future contract benefits (2)	41,203	(2,901)	38,302
Market risk benefit liabilities	–	2,078	2,078
Deferred front-end loads (2)	5,765	(650)	5,115
Other liabilities (2)	7,719	(1,468)	6,251
Total liabilities (2)	329,919	(2,941)	326,978
Retained earnings	2,436	(1,022)	1,414
Accumulated other comprehensive income (loss)	(7,073)	1,360	(5,713)
Total stockholder’s equity	$8,266	$338	$8,604

(1) The amounts as previously reported were reported in our Annual Report on Form 10-K for the year ended December 31, 2022, as amended by Amendment No. 1 thereto (“2022 Form 10-K”).
(2) Certain as previously reported amounts have been reclassified to conform to the current presentation.

The following summarizes the effect of the adoption of ASU 2018-12 (in millions) on certain financial statement line items within the previously reported Consolidated Statements of Comprehensive Income (Loss):

	For the Year Ended December 31, 2022			For the Year Ended December 31, 2021
	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted

Fee income	$5,783	$(417)	$5,366	$6,630	$(864)	$5,766
Realized gain (loss)	214	204	418	711	148	859
Total revenues	17,770	(213)	17,557	19,228	(716)	18,512
Benefits	10,801	(2,598)	8,203	8,039	(12)	8,027
Interest credited	2,849	11	2,860	2,911	1	2,912
Market risk benefit (gain) loss	–	296	296	–	(1,554)	(1,554)
Policyholder liability remeasurement (gain) loss	–	2,445	2,445	–	(119)	(119)
Commissions and other expenses	4,799	128	4,927	5,548	(537)	5,011
Total expenses	19,387	282	19,669	16,699	(2,221)	14,478
Income (loss) before taxes	(1,617)	(495)	(2,112)	2,529	1,505	4,034
Federal income tax expense (benefit)	(332)	(105)	(437)	420	317	737
Net income (loss)	(1,285)	(390)	(1,675)	2,109	1,188	3,297
Unrealized investment gain (loss)	(13,613)	(4,026)	(17,639)	(2,480)	(753)	(3,233)
Market risk benefit non-performance risk
gain (loss)	–	(211)	(211)	–	(923)	(923)
Policyholder liability discount rate
remeasurement gain (loss)	–	1,891	1,891	–	560	560
Total other comprehensive income (loss),
net of tax	(13,617)	(2,346)	(15,963)	(2,477)	(1,116)	(3,593)
Comprehensive income (loss)	(14,902)	(2,736)	(17,638)	(368)	72	(296)

(1) The amounts as previously reported were reported in our 2022 Form 10-K.

The following summarizes the effect of the adoption of ASU 2018-12 (in millions) on certain financial statement line items within the previously reported Consolidated Statements of Stockholder’s Equity:

	As of December 31, 2022			As of December 31, 2021
	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted

Retained earnings balance as of
beginning-of-year	$4,366	$(632)	$3,734	$4,167	$–	$4,167
Cumulative effect from adoption of new
accounting standards	–	–	–	–	(1,820)	(1,820)
Net income (loss)	(1,285)	(390)	(1,675)	2,109	1,188	3,297
Retained earnings balance as of end-of-year	2,436	(1,022)	1,414	4,366	(632)	3,734
Accumulated other comprehensive income
(loss) balance as of beginning-of-year	6,544	3,706	10,250	9,021	–	9,021
Cumulative effect from adoption of new
accounting standards	–	–	–	–	4,822	4,822
Other comprehensive income (loss), net of
tax	(13,617)	(2,346)	(15,963)	(2,477)	(1,116)	(3,593)
Accumulated other comprehensive income
(loss) balance as of end-of-year	(7,073)	1,360	(5,713)	6,544	3,706	10,250
Total stockholder’s equity as of end-of-year	$8,266	$338	$8,604	$22,860	$3,074	$25,934

(1) The amounts as previously reported were reported in our 2022 Form 10-K

The following summarizes the effect of the adoption of ASU 2018-12 (in millions) on certain financial statement line items within the previously reported Consolidated Statements of Cash Flows:

	For the Year Ended December 31, 2022
	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted

Net income (loss)	$(1,285)	$(390)	$(1,675)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
Realized (gain) loss	(214)	(204)	(418)
Market risk benefit (gain) loss	–	296	296
Change in:
Deferred acquisition costs, value of business acquired, deferred sales
inducements and deferred front-end loads	45	450	495
Insurance liabilities and reinsurance-related balances (2)	727	(75)	652
Accrued expenses	(98)	(3)	(101)
Federal income tax accruals	(271)	(105)	(376)
Other (2)	375	31	406

	For the Year Ended December 31, 2021
	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted

Net income (loss)	$2,109	$1,188	$3,297
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
Realized (gain) loss	(711)	(148)	(859)
Market risk benefit (gain) loss	–	(1,554)	(1,554)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales
inducements and deferred front-end loads	289	207	496
Insurance liabilities and reinsurance-related balances (2)	(862)	(31)	(893)
Accrued expenses	370	7	377
Federal income tax accruals	391	317	708
Other (2)	(365)	14	(351)

(1) The amounts as previously reported were reported in our 2022 Form 10-K.
(2) Certain as previously reported amounts have been reclassified to conform to the current presentation.

4. Investments

Fixed Maturity AFS Securities

The amortized cost, gross unrealized gains and losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2023
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$68,811	$820	$5,757	$8	$63,866
U.S. government bonds	414	7	28	–	393
State and municipal bonds	2,675	97	230	–	2,542
Foreign government bonds	309	15	46	–	278
RMBS	1,719	27	138	6	1,602
CMBS	1,520	5	181	–	1,344
ABS	12,556	62	571	4	12,043
Hybrid and redeemable preferred securities	227	21	15	1	232
Total fixed maturity AFS securities	$88,231	$1,054	$6,966	$19	$82,300

	As of December 31, 2022
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$88,950	$763	$10,538	$9	$79,166
U.S. government bonds	377	5	31	–	351
State and municipal bonds	5,198	170	483	–	4,885
Foreign government bonds	339	17	45	–	311
RMBS	2,025	21	203	7	1,836
CMBS	1,908	3	244	–	1,667
ABS	11,791	37	925	4	10,899
Hybrid and redeemable preferred securities	356	25	30	1	350
Total fixed maturity AFS securities	$110,944	$1,041	$12,499	$21	$99,465

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2023, were as follows:

	Amortized Cost	Fair Value
Due in one year or less	$4,389	$4,354
Due after one year through five years	17,444	16,858
Due after five years through ten years	15,405	14,403
Due after ten years	35,198	31,696
Subtotal	72,436	67,311
Structured securities (RMBS, CMBS, ABS)	15,795	14,989
Total fixed maturity AFS securities	$88,231	$82,300

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2023
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$13,439	$1,744	$33,285	$4,013	$46,724	$5,757
U.S. government bonds	65	6	194	22	259	28
State and municipal bonds	371	72	814	158	1,185	230
Foreign government bonds	108	31	57	15	165	46
RMBS	355	20	840	118	1,195	138
CMBS	583	56	586	125	1,169	181
ABS	1,898	68	7,212	503	9,110	571
Hybrid and redeemable preferred securities	32	2	94	13	126	15
Total fixed maturity AFS securities	$16,851	$1,999	$43,082	$4,967	$59,933	$6,966

Total number of fixed maturity AFS securities in an unrealized loss position						7,167

	As of December 31, 2022
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$57,656	$8,684	$6,867	$1,854	$64,523	$10,538
U.S. government bonds	236	25	27	6	263	31
State and municipal bonds	1,850	414	227	69	2,077	483
Foreign government bonds	122	18	58	27	180	45
RMBS	1,337	160	191	43	1,528	203
CMBS	1,224	156	312	88	1,536	244
ABS	6,712	551	3,325	374	10,037	925
Hybrid and redeemable preferred securities	61	5	98	25	159	30
Total fixed maturity AFS securities	$69,198	$10,013	$11,105	$2,486	$80,303	$12,499

Total number of fixed maturity AFS securities in an unrealized loss position						8,106

(1) As of December 31, 2023 and 2022, we recognized $7 million and $6 million of gross unrealized losses, respectively, in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2023
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$2,480	$916	529
Six months or greater, but less than nine months	321	90	79
Nine months or greater, but less than twelve months	321	106	87
Twelve months or greater	3,485	1,336	704
Total	$6,607	$2,448	1,399

	As of December 31, 2022
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$10,895	$3,514	1,489
Six months or greater, but less than nine months	4,256	2,150	640
Nine months or greater, but less than twelve months	362	243	73
Twelve months or greater	2	–	15
Total	$15,515	$5,907	$2,217

(1) We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities decreased by $5.5 billion for the year ended December 31, 2023, which was driven by declining interest rates during the fourth quarter of 2023 and the transfer of assets as part of the Fortitude Re reinsurance transaction. As discussed further below, we believe the unrealized loss position as of December 31, 2023, did not require an impairment recognized in earnings as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation as of December 31, 2023, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2023, the unrealized losses associated with our corporate bond, U.S. government bond, state and municipal bond and foreign government bond securities were attributable primarily to rising interest rates and widening credit spreads since purchase. We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

Credit ratings express opinions about the credit quality of a security. Securities rated investment grade (those rated BBB- or higher by S&P Global Ratings (“S&P”) or Baa3 or higher by Moody’s Investors Service (“Moody’s”)) are generally considered by the rating agencies and market participants to be low credit risk. As of December 31, 2023 and 2022, 96% of the fair value of our corporate bond portfolio was rated investment grade. As of December 31, 2023 and 2022, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $2.7 billion and $3.5 billion, respectively, and a fair value of $2.6 billion and $3.3 billion, respectively. Based upon the analysis discussed above, we believe that as of December 31, 2023 and 2022, we would have recovered the amortized cost of each corporate bond.

As of December 31, 2023, the unrealized losses associated with our MBS and ABS were attributable primarily to rising interest rates and widening credit spreads since purchase. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2023, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

Changes in the allowance for credit losses on fixed maturity AFS securities (in millions), aggregated by investment category, were as follows:

	For the Year Ended December 31, 2023
	Corporate Bonds	RMBS	Other	Total
Balance as of beginning-of-year	$9	$7	$5	$21
Additions from purchases of PCD debt securities (1)	–	–	–	–
Additions for securities for which credit losses were not
previously recognized	24	1	–	25
Additions (reductions) for securities for which credit losses
were previously recognized	(2)	(2)	–	(4)
Reductions for securities disposed	(2)	–	–	(2)
Reductions for securities charged-off	(21)	–	–	(21)
Balance as of end-of-year (2)	$8	$6	$5	$19

	For the Year Ended December 31, 2022
	Corporate Bonds	RMBS	Other	Total
Balance as of beginning-of-year	$17	$1	$1	$19
Additions from purchases of PCD debt securities (1)	–	–	–	–
Additions for securities for which credit losses were not
previously recognized	4	3	–	7
Additions (reductions) for securities for which credit losses
were previously recognized	2	3	4	9
Reductions for securities disposed	(2)	–	–	(2)
Reductions for securities charged-off	(12)	–	–	(12)
Balance as of end-of-year (2)	$9	$7	$5	$21

	For the Year Ended December 31, 2021
	Corporate Bonds	RMBS	Other	Total
Balance as of beginning-of-year	$12	$1	$–	$13
Additions from purchases of PCD debt securities (1)	–	–	–	–
Additions for securities for which credit losses were not
previously recognized	8	–	1	9
Additions (reductions) for securities for which credit losses
were previously recognized	5	–	–	5
Reductions for securities disposed	(2)	–	–	(2)
Reductions for securities charged-off	(6)	–	–	(6)
Balance as of end-of-year (2)	$17	$1	$1	$19
(1) Represents purchased credit-deteriorated (“PCD”) fixed maturity AFS securities.

(2) As of December 31, 2023, 2022 and 2021, accrued investment income on fixed maturity AFS securities totaled $814 million, $1.1 billion and $944 million, respectively, and was excluded from the estimate of credit losses.

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2023	2022
Fixed maturity securities:
Corporate bonds	$1,615	$2,196
State and municipal bonds	21	21
Foreign government bonds	46	49
RMBS	62	99
CMBS	104	137
ABS	455	919
Hybrid and redeemable preferred securities	18	25
Total trading securities	$2,321	$3,446

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2023, 2022 and 2021, was $80 million, $(628) million and $(48) million, respectively.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31, 2023			As of December 31, 2022
	Commercial	Residential	Total	Commercial	Residential	Total
Current	$17,165	$1,665	$18,830	$16,913	$1,315	$18,228
30 to 59 days past due	61	28	89	19	23	42
60 to 89 days past due	–	9	9	–	6	6
90 or more days past due	–	60	60	–	33	33
Allowance for credit losses	(86)	(28)	(114)	(83)	(15)	(98)
Unamortized premium (discount)	(7)	43	36	(9)	36	27
Mark-to-market gains (losses) (1)	(36)	(1)	(37)	(27)	–	(27)
Total carrying value	$17,097	$1,776	$18,873	$16,813	$1,398	$18,211

(1) Represents the mark-to-market on certain mortgage loans on real estate for which we have elected the fair value option. See Note 15 for additional information.

Our commercial mortgage loan portfolio had the largest concentrations in California, which accounted for 27% and 28% of commercial mortgage loans on real estate as of December 31, 2023 and 2022, respectively, and Texas, which accounted for 9% of commercial mortgage loans on real estate as of December 31, 2023 and 2022.

As of December 31, 2023, our residential mortgage loan portfolio had the largest concentrations in California and New York, which accounted for 14% and 12% of residential mortgage loans on real estate, respectively. As of December 31, 2022, our residential mortgage loan portfolio had the largest concentrations in California and New Jersey, which accounted for 17% and 12% of residential mortgage loans on real estate, respectively.

As of December 31, 2023 and 2022, we had 116 and 73 residential mortgage loans, respectively, that were either delinquent or in foreclosure. As of December 31, 2023 and 2022, we had 82 and 49 residential mortgage loans in foreclosure, respectively, with an aggregate carrying value of $38 million and $21 million, respectively.

We adopted ASU 2022-02, Troubled Debt Restructurings and Vintage Disclosures as of January 1, 2023, and accordingly no longer identify certain debt modifications as troubled debt restructurings. Losses from loan modifications for the year ended December 31, 2023, were less than $1 million and reported in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

As of December 31, 2023 and 2022, there were three and two specifically identified impaired commercial mortgage loans, respectively, with an aggregate carrying value of $2 million and less than $1 million, respectively.

As of December 31, 2023 and 2022, there were 99 and 37 specifically identified impaired residential mortgage loans, respectively, with an aggregate carrying value of $47 million and $16 million, respectively.

Additional information related to impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2023	2022	2021
Average aggregate carrying value for impaired mortgage loans on real estate	$30	$16	$32
Interest income recognized on impaired mortgage loans on real estate	–	–	–
Interest income collected on impaired mortgage loans on real estate	–	–	–

The amortized cost of mortgage loans on real estate on nonaccrual status (in millions) was as follows:

	As of December 31, 2023		As of December 31, 2022
	Nonaccrual with no Allowance for Credit Losses	Nonaccrual	Nonaccrual with no Allowance for Credit Losses	Nonaccrual
Commercial mortgage loans on real estate	$–	$–	$–	$–
Residential mortgage loans on real estate	–	62	–	34
Total	$–	$62	$–	$34

We use loan-to-value and debt-service coverage ratios as credit quality indicators for our commercial mortgage loans on real estate. The amortized cost of commercial mortgage loans on real estate (dollars in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2023
	Less than 65%	Debt-Service Coverage Ratio	65% to 75%	Debt-Service Coverage Ratio	Greater than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2023	$1,366	1.90	$54	1.38	$–	–	$1,420
2022	1,709	2.07	140	1.54	–	–	1,849
2021	2,317	3.34	61	1.55	–	–	2,378
2020	1,205	3.23	11	1.38	–	–	1,216
2019	2,404	2.39	80	1.56	10	2.33	2,494
2018 and prior	7,770	2.39	78	1.60	14	0.87	7,862
Total	$16,771		$424		$24		$17,219

	As of December 31, 2022
	Less than 65%	Debt-Service Coverage Ratio	65% to 75%	Debt-Service Coverage Ratio	Greater than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2022	$1,769	2.06	$105	1.50	$2	1.45	$1,876
2021	2,335	3.05	72	1.53	–	–	2,407
2020	1,280	2.99	17	1.58	–	–	1,297
2019	2,643	2.17	81	1.50	29	1.58	2,753
2018	2,222	2.17	67	1.62	–	–	2,289
2017 and prior	6,170	2.44	131	1.75	–	–	6,301
Total	$16,419		$473		$31		$16,923

We use loan performance status as the primary credit quality indicator for our residential mortgage loans on real estate. The amortized cost of residential mortgage loans on real estate (in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2023
	Performing	Nonperforming	Total
Origination Year
2023	$515	$2	$517
2022	533	22	555
2021	465	18	483
2020	78	3	81
2019	99	13	112
2018 and prior	53	4	57
Total	$1,743	$62	$1,805

	As of December 31, 2022
	Performing	Nonperforming	Total
Origination Year
2022	$578	$5	$583
2021	527	6	533
2020	90	3	93
2019	119	18	137
2018	65	2	67
2017 and prior	–	–	–
Total	$1,379	$34	$1,413

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on mortgage loans on real estate (in millions) were as follows:

	For the Year Ended December 31, 2023
	Commercial	Residential	Total
Balance as of beginning-of-year	$83	$15	$98
Additions (reductions) from provision for credit loss expense (1)	3	13	16
Additions from purchases of PCD mortgage loans on real estate	–	–	–
Balance as of end-of-year (2)	$86	$28	$114

	For the Year Ended December 31, 2022
	Commercial	Residential	Total
Balance as of beginning-of-year	$78	$17	$95
Additions (reductions) from provision for credit loss expense (1)	5	(2)	3
Additions from purchases of PCD mortgage loans on real estate	–	–	–
Balance as of end-of-year (2)	$83	$15	$98

	For the Year Ended December 31, 2021
	Commercial	Residential	Total
Balance as of beginning-of-year	$186	$17	$203
Additions (reductions) from provision for credit loss expense (1)	(108)	–	(108)
Additions from purchases of PCD mortgage loans on real estate	–	–	–
Balance as of end-of-year (2)	$78	$17	$95

(1) We recognized $(1) million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2023. We did not recognize any credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2022. We recognized $3 million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2021.
(2) Accrued investment income on mortgage loans on real estate totaled $67 million, $51 million and $48 million as of December 31, 2023, 2022 and 2021, respectively, and was excluded from the estimate of credit losses.

Alternative Investments

As of December 31, 2023 and 2022, alternative investments included investments in 332 and 328 different partnerships, respectively, and represented approximately 3% and 2% of total investments, respectively.

Net Investment Income

The major categories of net investment income (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2023	2022	2021
Fixed maturity AFS securities	$4,961	$4,408	$4,242
Trading securities	158	179	165
Equity securities	13	11	3
Mortgage loans on real estate	752	687	677
Policy loans	102	100	115
Cash and invested cash	118	12	–
Commercial mortgage loan prepayment
and bond make-whole premiums	10	100	195
Alternative investments	244	96	677
Consent fees	3	8	10
Other investments	(38)	75	60
Investment income	6,323	5,676	6,144
Investment expense	(611)	(402)	(305)
Net investment income	$5,712	$5,274	$5,839

Impairments on Fixed Maturity AFS Securities

Details underlying intent to sell impairments and credit loss benefit (expense) incurred that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities (in millions) were as follows:

	For the Years Ended December 31,
	2023	2022	2021
Intent to Sell Impairments (1)
Fixed maturity AFS securities:
Corporate bonds	$(3,805)	$–	$–
State and municipal bonds	(214)	–	–
RMBS	(74)	–	–
CMBS	(60)	–	–
ABS	(57)	–	–
Hybrid and redeemable preferred securities	(3)	–	–
Total intent to sell impairments	$(4,213)	$–	$–

Credit Loss Benefit (Expense)
Fixed maturity AFS securities:
Corporate bonds	$(23)	$(4)	$(10)
RMBS	1	(6)	–
ABS	1	(4)	–
Hybrid and redeemable preferred securities	–	–	(1)
Total credit loss benefit (expense)	$(21)	$(14)	$(11)

(1)     Represents impairments of certain fixed maturity AFS securities in an unrealized loss position, resulting from the Company’s intent to sell these securities as part of the Fortitude Re reinsurance transaction. Pursuant to the applicable accounting guidance, the Company impaired the securities in a loss position down to fair market value upon entry into the agreements in the second quarter of 2023 and recognized additional impairment on certain of these securities during the third quarter of 2023 due to higher interest rates. Interest rates declined during the fourth quarter of 2023, which resulted in recognition of a $295 million pre-tax net gain upon close of the transaction, included in gross gains and gross losses on fixed maturity AFS securities in Note 21. See Note 8 for additional information.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on the Consolidated Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2023		As of December 31, 2022
	Carrying Value	Fair Value	Carrying Value	Fair Value
Collateral payable for derivative investments (1)	$5,127	$5,127	$3,210	$3,210
Securities pledged under securities lending agreements (2)	205	197	298	287
Investments pledged for FHLBI (3)	2,650	3,603	3,130	3,925
Total payables for collateral on investments	$7,982	$8,927	$6,638	$7,422

(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash or fixed maturity AFS securities. This also includes interest payable on collateral. See Note 6 for additional information.
(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on the Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.
(3) Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on the Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

We have repurchase agreements through which we can obtain liquidity by pledging securities. The collateral requirements are generally 80% to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our repurchase program is typically invested in fixed maturity AFS securities. As of December 31, 2023 and 2022, we were not participating in any open repurchase agreements.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2023	2022	2021
Collateral payable for derivative investments	$1,917	$(2,355)	$2,595
Securities pledged under securities lending agreements	(93)	57	126
Investments pledged for FHLBI	(480)	–	–
Total increase (decrease) in payables for collateral on investments	$1,344	$(2,298)	$2,721

We have elected not to offset our securities lending transactions in the consolidated financial statements. The remaining contractual maturities of securities lending transactions accounted for as secured borrowings (in millions) were as follows:

	As of December 31, 2023
	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Securities Lending
Corporate bonds	$202	$–	$–	$–	$202
Equity securities	3	–	–	–	3
Total gross secured borrowings	$205	$–	$–	$–	$205

	As of December 31, 2022
	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Securities Lending
Corporate bonds	$288	$–	$–	$–	$288
Foreign government bonds	2	–	–	–	2
Equity securities	8	–	–	–	8
Total gross secured borrowings	$298	$–	$–	$–	$298

We accept collateral in the form of securities in connection with repurchase agreements. In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the consolidated financial statements. In addition, we receive securities in connection with securities borrowing agreements that we are permitted to sell or re-pledge. As of December 31, 2023, the fair value of all collateral received that we are permitted to sell or re-pledge was $25 million, and we had not re-pledged any of this collateral to cover our collateral requirements.

We also accept collateral from derivative counterparties in the form of securities which we are permitted to sell or re-pledge. As of
December 31, 2023, the fair value of this collateral received that we are permitted to sell or re-pledge was $1.3 billion, and we had repledged $553 million of this collateral to cover our collateral requirements.

We have also pledged fixed maturity AFS securities to derivative counterparties with a fair value of $42 million as of December 31, 2023.

Investment Commitments

As of December 31, 2023, our investment commitments were $3.0 billion, which included $2.3 billion of LPs, $536 million of mortgage loans on real estate and $197 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2023, our most significant investments in one issuer were our investments in securities issued by White Chapel V LLC and White Chapel LLC with a fair value of $1.3 billion and $1.0 billion, respectively, or 1% of total investments. As of December 31, 2022, our most significant investments in one issuer were our investments in securities issued by White Chapel LLC and the Federal National Mortgage Association with a fair value of $1.0 billion and $702 million, respectively, or 1% of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

As of December 31, 2023 and 2022, our most significant investments in one industry were our investments in securities in the financial services industry with a fair value of $16.6 billion and $19.2 billion, respectively, or 14% and 15%, respectively, of total investments, and our investments in securities in the consumer non-cyclical industry with a fair value of $11.3 billion and $14.3 billion, respectively, or 10% and 11%, respectively, of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

5. Variable Interest Entities

Unconsolidated VIEs

Reinsurance-Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance. As of December 31, 2023, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our ABS, RMBS and CMBS. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on the Consolidated Balance Sheets. For information about these structured securities, see Note 4.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”) that we have concluded are VIEs. Our exposure to loss is limited to the capital we invest in the LPs and LLCs. We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs. Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs. The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on the Consolidated Balance Sheets and were $4.0 billion and $3.0 billion as of December 31, 2023 and 2022, respectively.

6. Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk, commodity risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.
See Note 1 for a discussion of the accounting treatment for derivative instruments. See Note 15 for additional disclosures related to the fair value of our derivative instruments and Note 5 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps to hedge the interest rate exposure within our annuity and life insurance products.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain annuity contracts and life insurance products. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

We also use foreign currency swaps designated and qualifying as cash flow hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.

Foreign Currency Forwards

We use foreign currency forwards to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency forward is a contractual agreement to exchange one currency for another at specified dates in the future at a specified current exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index and Other Indices

We use call options to hedge the liability exposure on certain options in variable annuity, RILA, fixed indexed annuity, IUL and VUL products.

Our RILA, fixed indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index or other indices. Policyholders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity, RILA and VUL products. Put options are contracts that require the buyers to pay at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity, RILA and VUL products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Commodity Contracts

We use commodity contracts to economically hedge certain investments that are closely tied to the changes in commodity values. The commodity contract is an over-the-counter contract that combines a purchase put/sold call to lock in a commodity price within a predetermined range in exchange for a net premium.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps (“CDSs”) to hedge the liability exposure on certain options in variable annuity products.

We buy CDSs to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A CDS allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

CDSs – Selling Protection

We use CDSs to hedge the liability exposure on certain options in variable annuity products.

We sell CDSs to offer credit protection to policyholders and investors. The CDSs hedge the policyholders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A CDS allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Other Derivatives

Lapse Protection Rider Ceded Derivative

We also have an inter-company agreement through which Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), an affiliated reinsurer, assumes the risk under certain UL contracts for lapse protection riders (“LPR”). If the policyholder’s account balance is insufficient to pay the cost of insurance charges required to keep the policy in force, and the policyholder has made the required deposits, we will be reimbursed for those charges.

Embedded Derivatives

We have embedded derivatives that include:

RILA, Fixed Indexed Annuity and IUL Contracts Embedded Derivatives

Our RILA, fixed indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index or other indices. Policyholders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance-Related Embedded Derivatives

We have certain modified coinsurance and coinsurance with funds withheld reinsurance agreements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements.

Derivatives Related to Divestitures and Reinsurance Transactions

We used interest rate futures contracts to hedge the interest rate risk related to the assets used as consideration in the Fortitude Re reinsurance transaction. These futures contracts required payment between our counterparty and us on a daily basis for changes in the associated future index prices.

We use swaptions and forward-starting swaps to hedge the interest rate risk associated with the Stock Purchase Agreement entered into with Osaic.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2023			As of December 31, 2022
	Notional Amounts	Fair Value		Notional Amounts	Fair Value
		Asset	Liability		Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$485	$11	$47	$1,377	$4	$232
Foreign currency contracts (1)	4,662	423	78	4,383	643	18
Total cash flow hedges	5,147	434	125	5,760	647	250
Fair value hedges:
Interest rate contracts (1)	450	1	39	524	2	44
Foreign currency contracts (1)	25	–	1	–	–	–
Total fair value hedges	475	1	40	524	2	44
Non-Qualifying Hedges
Interest rate contracts (1)	90,829	636	979	105,977	709	935
Foreign currency contracts (1)	306	11	6	395	27	2
Equity market contracts (1)	225,251	10,244	4,227	142,653	5,135	2,035
Commodity contracts (1)	–	–	–	13	14	3
Credit contracts (1)	91	–	–	–	–	–
LPR ceded derivative (2)	–	206	–	–	212	–
Embedded derivatives:
Reinsurance-related (3)	–	493	–	–	681	–
RILA, fixed indexed annuity and IUL contracts (4)	–	940	9,077	–	525	4,783
Total derivative instruments	$322,099	$12,965	$14,454	$255,322	$7,952	$8,052

(1) These asset and liability balances are presented on a gross basis. Amounts are reported in derivative investments and other liabilities on the Consolidated Balance Sheets after the evaluation for right of offset subject to master netting agreements as described in Note 1.
(2) Reported in other assets on the Consolidated Balance Sheets.
(3) Reported in funds withheld reinsurance liabilities on the Consolidated Balance Sheets.
(4)    Reported in policyholder account balances and deposit assets on the Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2023
	Less Than 1 Year	1 – 5 Years	6 - 10 Years	11 - 30 Years	Over 30 Years	Total
Interest rate contracts (1)	$22,166	$25,350	$22,349	$21,899	$–	$91,764
Foreign currency contracts (2)	276	956	1,687	2,032	42	4,993
Equity market contracts	174,430	37,200	6,950	9	6,662	225,251
Credit contracts	–	91	–	–	–	91
Total derivative instruments
with notional amounts	$196,872	$63,597	$30,986	$23,940	$6,704	$322,099

(1) As of December 31, 2023, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was December 18, 2024.
(2) As of December 31, 2023, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 16, 2061.

The following amounts (in millions) were recorded on the Consolidated Balance Sheets related to cumulative basis adjustments for fair value hedges:

	Amortized Cost of the Hedged Assets / (Liabilities)		Cumulative Fair Value Hedging Adjustment Included in the Amortized Cost of the Hedged Assets / (Liabilities)
	As of December 31, 2023	As of December 31, 2022	As of December 31, 2023	As of December 31, 2022
Line Item in the Consolidated Balance Sheets in
which the Hedged Item is Included
Fixed maturity AFS securities, at fair value	$534	$587	$39	$44

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2023	2022	2021
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$301	$258	$42
Cumulative effect from adoption of new accounting standard	–	–	25
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	212	(336)	11
Foreign currency contracts	(50)	182	130
Change in foreign currency exchange rate adjustment	(169)	312	152
Income tax benefit (expense)	2	(34)	(63)
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	(1)	2	3
Foreign currency contracts (1)	54	62	48
Foreign currency contracts (2)	7	39	(2)
Income tax benefit (expense)	(13)	(22)	(10)
Balance as of end-of-year	$249	$301	$258

(1) The OCI offset is reported within net investment income on the Consolidated Statements of Comprehensive Income (Loss).
(2) The OCI offset is reported within realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2023
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or Cash
Flow Hedges are Recorded	$(4,934)	$5,712	$5,044
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	(5)	–
Derivatives designated as hedging instruments	–	5	–
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI into income	–	(1)	–
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	7	54	–
Non-Qualifying Hedges
Interest rate contracts	(161)	–	–
Foreign currency contracts	(2)	–	–
Equity market contracts	1,387	–	–
Commodity contracts	8	–	–
Credit contracts	(4)	–	–
LPR ceded derivative	–	–	6
Embedded derivatives:
Reinsurance-related	(188)	–	–
RILA, fixed indexed annuity and IUL contracts	(3,187)	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2022
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or Cash
Flow Hedges are Recorded	$418	$5,274	$8,203
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	(167)	–
Derivatives designated as hedging instruments	–	167
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI into income	–	2	–
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	39	62	–
Non-Qualifying Hedges
Interest rate contracts	(2,113)	–	–
Foreign currency contracts	2	–	–
Equity market contracts	(2,075)	–	–
Commodity contracts	11	–	–
Credit contracts	(4)	–	–
LPR ceded derivative	–	–	106
Embedded derivatives:
Reinsurance-related	1,259	–	–
RILA, fixed indexed annuity and IUL contracts	1,760	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2021
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or Cash
Flow Hedges are Recorded	$859	$5,839	$8,027
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	(60)	–
Derivatives designated as hedging instruments	–	60
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI into income	–	3	–
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	(2)	48	–
Non-Qualifying Hedges
Interest rate contracts	(957)	–	–
Foreign currency contracts	(1)	–	–
Equity market contracts	3,355	–	–
Credit contracts	(1)	–	–
Embedded derivatives:
Reinsurance-related	280	–	–
RILA, fixed indexed annuity and IUL contracts	(2,622)	–	–

As of December 31, 2023, $56 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2023 and 2022, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

As of December 31, 2023 and 2022, we did not have any exposure related to CDSs for which we are the seller.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or non-performance risk. The non-performance risk is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held. As of December 31, 2023, the non-performance risk adjustment was zero. The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we and LLANY have agreed to maintain certain financial strength or claims-paying ability. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. We did not have any exposure as of December 31, 2023 or 2022.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2023		As of December 31, 2022
S&P Credit Rating of Counterparty	Collateral Posted by Counter- Party (Held by LNL)	Collateral Posted by LNL (Held by Counter- Party)	Collateral Posted by Counter- Party (Held by LNL)	Collateral Posted by LNL (Held by Counter- Party)
AA-	$2,330	$(63)	$383	$(6)
A+	2,422	(125)	1,718	(151)
A	82	–	1,099	–
A-	273	–	–	–
	$5,107	$(188)	$3,200	$(157)

Balance Sheet Offsetting

Information related to the effects of offsetting on the Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2023
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$10,714	$1,433	$12,147
Gross amounts offset	(4,409)	–	(4,409)
Net amount of assets	6,305	1,433	7,738
Gross amounts not offset:
Cash collateral	(5,107)	–	(5,107)
Non-cash collateral (1)	(1,198)	–	(1,198)
Net amount	–	1,433	1,433

Financial Liabilities
Gross amount of recognized liabilities	968	9,077	10,045
Gross amounts offset	(612)	–	(612)
Net amount of liabilities	356	9,077	9,433
Gross amounts not offset:
Cash collateral	(188)	–	(188)
Non-cash collateral (2)	(168)	–	(168)
Net amount	$–	$9,077	$9,077

(1) Excludes excess non-cash collateral received of $1.3 billion, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.
(2) Excludes excess non-cash collateral pledged of $81 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.

	As of December 31, 2022
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$6,483	$1,206	$7,689
Gross amounts offset	(2,964)	–	(2,964)
Net amount of assets	3,519	1,206	4,725
Gross amounts not offset:
Cash collateral	(3,200)	–	(3,200)
Non-cash collateral (1)	(319)	–	(319)
Net amount	–	1,206	1,206

Financial Liabilities
Gross amount of recognized liabilities	304	4,783	5,087
Gross amounts offset	(50)	–	(50)
Net amount of liabilities	254	4,783	5,037
Gross amounts not offset:
Cash collateral	(157)	–	(157)
Non-cash collateral (2)	(46)	–	(46)
Net amount	$51	$4,783	$4,834

(1) Excludes excess non-cash collateral received of $1.1 billion, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.
(2) There was no excess non-cash collateral pledged as of December 31, 2022.

7. DAC, VOBA, DSI and DFEL

The following table reconciles DAC, VOBA and DSI (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2023	2022
DAC, VOBA and DSI
Variable Annuities	$4,025	$4,047
Fixed Annuities	456	479
Traditional Life	1,374	1,336
UL and Other	6,139	6,002
Group Protection	154	141
Retirement Plan Services	270	258
Total DAC, VOBA and DSI	$12,418	$12,263

The following table reconciles DFEL (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2023	2022
DFEL
Variable Annuities	$300	$310
UL and Other (1)	5,579	4,766
Other Operations (2)	44	39
Total DFEL	$5,923	$5,115

(1) We reported $2.3 billion of ceded DFEL in reinsurance recoverables on the Consolidated Balance Sheet as of December 31, 2023.
(2) Represents DFEL reported in Other Operations attributable to the indemnity reinsurance agreement with Protective that is excluded from the following tables. We reported $44 million and $39 million of ceded DFEL in reinsurance recoverables on the Consolidated Balance Sheets as of December 31, 2023 and 2022, respectively.

The following tables summarize the changes in DAC (in millions):

	For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$3,880	$439	$1,286	$5,518	$141	$241
Deferrals	361	50	188	482	113	21
Amortization	(373)	(68)	(142)	(291)	(100)	(18)
Balance as of end-of-year	$3,868	$421	$1,332	$5,709	$154	$244

	For the Year Ended December 31, 2022
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$3,860	$448	$1,146	$5,269	$140	$239
Deferrals	390	60	266	537	98	21
Amortization	(370)	(69)	(126)	(288)	(97)	(19)
Balance as of end-of-year	$3,880	$439	$1,286	$5,518	$141	$241

DAC amortization expense of $992 million, $969 million and $969 million was recorded in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2023, 2022 and 2021, respectively.

The following tables summarize the changes in VOBA (in millions):

	For the Year Ended December 31, 2023
	Fixed Annuities	Traditional Life	UL and Other
Balance as of beginning-of-year	$17	$50	$454
Business acquired (sold) through
reinsurance	–	–	(11)
Deferrals	–	–	2
Amortization	(2)	(8)	(43)
Balance as of end-of-year	$15	$42	$402

	For the Year Ended December 31, 2022
	Fixed Annuities	Traditional Life	UL and Other
Balance as of beginning-of-year	$20	$59	$499
Deferrals	–	–	2
Amortization	(3)	(9)	(47)
Balance as of end-of-year	$17	$50	$454

VOBA amortization expense of $53 million, $59 million and $75 million was recorded in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2023, 2022 and 2021, respectively. No additions or write-offs were recorded for each respective year.

Estimated future amortization of VOBA (in millions), as of December 31, 2023, was as follows:

2024	$39
2025	37
2026	34
2027	29
2028	25

The following tables summarize the changes in DSI (in millions):

	For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$167	$23	$30	$17
Deferrals	5	–	–	10
Amortization	(15)	(3)	(2)	(1)
Balance as of end-of-year	$157	$20	$28	$26

	For the Year Ended December 31, 2022
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$181	$27	$31	$14
Deferrals	2	–	1	4
Amortization	(16)	(4)	(2)	(1)
Balance as of end-of-year	$167	$23	$30	$17

DSI amortization expense of $21 million, $23 million and $27 million was recorded in interest credited on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2023, 2022 and 2021, respectively.

The following tables summarize the changes in DFEL (in millions):

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Variable Annuities	UL and Other	Variable Annuities	UL and Other
Balance as of beginning-of-year	$310	$4,766	$318	$3,934
Deferrals	19	1,074	22	1,061
Amortization	(29)	(261)	(30)	(229)
Balance as of end-of-year	300	5,579	310	4,766
Less: ceded DFEL	–	2,252	–	31
Balance as of end-of-year, net of reinsurance	$300	$3,327	$310	$4,735

DFEL amortization of $290 million, $259 million and $220 million was recorded in fee income on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2023, 2022 and 2021, respectively.

8. Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on the Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance agreements with Protective and Swiss Re:

	For the Years Ended December 31,
	2023	2022	2021
Direct insurance premiums and fee income	$13,661	$13,479	$13,277
Reinsurance assumed	91	102	97
Reinsurance ceded (1)	(5,168)	(2,374)	(2,249)
Total insurance premiums and fee income	$8,584	$11,207	$11,125

Direct insurance benefits	$10,178	$10,266	$10,491
Reinsurance ceded (1)	(5,150)	(2,063)	(2,464)
Total benefits	$5,028	$8,203	$8,027

Direct market risk benefit (gain) loss	$(2,309)	$(3,517)	$(4,011)
Reinsurance ceded	1,174	3,814	2,457
Total market risk benefit (gain) loss	$(1,135)	$296	$(1,554)

Direct policyholder liability remeasurement (gain) loss	$(234)	$3,284	$(164)
Reinsurance ceded	67	(839)	45
Total policyholder liability remeasurement (gain) loss	$(167)	$2,445	$(119)

(1) Includes impacts related to the Fortitude Re reinsurance transaction effective in the fourth quarter of 2023

We and LLANY cede insurance to other companies. The portion of our annuity and life insurance risks exceeding each of our insurance companies’ retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability. As discussed in Note 26, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2023, the policy for our reinsurance program was to retain up to $20 million on a single insured life. As the amount we retain varies by policy, we reinsured 27% of the mortality risk on newly issued life insurance contracts in 2023.

Reinsurance Exposures

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.

LNBAR

We reinsure blocks of business to LNBAR, an affiliated reinsurer. The amounts recoverable from LNBAR were $15.6 billion and $2.2 billion as of December 31, 2023 and 2022, respectively. The increase was driven primarily by an agreement between us and LNBAR that is structured as a coinsurance treaty, with some assets withheld, for certain blocks of in-force MoneyGuard® products. As significant insurance risk was transferred for the MoneyGuard blocks, amounts recoverable from LNBAR were $13.2 billion as of December 31, 2023. We recorded a deferred gain on the transaction of $4.2 billion, of which $14 million was amortized during 2023. As of December 31, 2023, we held other investments and cash and invested cash with a carrying value of $759 million and $112 million, respectively, in support of reserves associated with this agreement.

LNBAR has funded trusts to support reserves ceded by us of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $13.0 billion and $2.2 billion as of December 31, 2023 and 2022, respectively.

Fortitude Re

Effective October 1, 2023, we entered into a reinsurance agreement with Fortitude Re, an authorized Bermuda reinsurer with reciprocal jurisdiction reinsurer status in Indiana, to reinsure certain blocks of in-force UL with secondary guarantees (“ULSG”) and fixed annuity products, including group pension annuities. Fortitude Re represents our largest unaffiliated reinsurance exposure as of December 31, 2023.

The agreement between us and Fortitude Re is structured as a coinsurance treaty for the ULSG and fixed annuities blocks. As significant insurance risk was transferred for ULSG products and life-contingent annuities, amounts recoverable from Fortitude Re were $10.5 billion as of December 31, 2023. We recorded a deferred loss on the transaction of $2.7 billion, of which $11 million was amortized during 2023. Annuities that are not life-contingent do not contain significant insurance risk; therefore, we recorded deposit assets for these contracts of $4.2 billion as of December 31, 2023.

Resolution Life

Effective October 1, 2021, we entered into a reinsurance agreement with Security Life of Denver Insurance Company (a subsidiary of Resolution Life that we refer to herein as “Resolution Life”) to reinsure liabilities under a block of in-force executive benefit and universal life policies. The agreement is structured as coinsurance for the general account reserves and modified coinsurance for the separate account reserves. Amounts recoverable from Resolution Life were $5.0 billion as of December 31, 2023 and 2022, respectively. Resolution Life has funded trusts, the balances of which change as a result of ongoing reinsurance activity to support the business ceded, that totaled $3.8 billion and $4.1 billion as of December 31, 2023 and 2022, respectively. We recognized a realized gain of $635 million in 2021 for the coinsurance portion of the transaction upon the transfer of a portfolio of assets to Resolution Life.

Protective

The sale of individual life and individual and group annuity business acquired from Liberty Life Assurance Company of Boston completed May 1, 2018 resulted in amounts recoverable from Protective of $9.1 billion and $9.6 billion as of December 31, 2023 and 2022, respectively. Protective has funded trusts, of which the balance in the trusts changes as a result of ongoing reinsurance activity, to support the business ceded, which totaled $10.5 billion and $11.5 billion as of December 31, 2023 and 2022, respectively. Protective represents our second largest unaffiliated reinsurance exposure as of December 31, 2023.

Athene

Effective October 1, 2018, we entered into a modified coinsurance agreement with Athene Holding Ltd. (“Athene”) to reinsure fixed annuity products, which resulted in a deposit asset of $2.7 billion and $3.8 billion as of December 31, 2023 and 2022, respectively. We held assets in support of reserves associated with the Athene transaction in a modified coinsurance investment portfolio, which consisted of the following (in millions):

	As of December 31,
	2023	2022
Fixed maturity AFS securities	$177	$474
Trading securities	1,556	2,644
Equity securities	58	60
Mortgage loans on real estate	288	487
Derivative investments	43	39
Other investments	41	42
Cash and invested cash	582	26
Accrued investment income	23	35
Other assets	6	2
Total	$2,774	$3,809

The portfolio was supported by $77 million of over-collateralization and a $83 million letter of credit as of December 31, 2023. Additionally, we recorded a deferred gain on business sold through reinsurance related to the transaction with Athene and amortized $33 million, $25 million and $26 million of the gain during 2023, 2022 and 2021, respectively. See “Realized Gain (Loss)” in Note 21 for information on reinsurance-related embedded derivatives.

Swiss Re

Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions. As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements. As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on the Consolidated Balance Sheets with a corresponding reinsurance recoverable from Swiss Re, which totaled $1.6 billion as of December 31, 2023 and 2022, respectively. Swiss Re has funded a trust, with a balance of $656 million and $710 million as of December 31, 2023 and 2022, respectively, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans.

Credit Losses on Reinsurance-Related Assets

In connection with our recognition of an allowance for credit losses for reinsurance-related assets, we perform a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. Our allowance for credit losses was $76 million and $315 million as of December 31, 2023 and 2022, respectively. The decrease was primarily attributable to the release of the allowance for credit losses related to a third-party reinsurer, Scottish Re (U.S.) Inc. (“Scottish Re”), where liquidation proceedings commenced during the third quarter of 2023. Effective September 30, 2023, reinsurance coverage terminated and all business ceded to Scottish Re was therefore recaptured. See Note 21 for additional information.

9. Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

			For the Year Ended December 31, 2023
	Gross Goodwill as of Beginning- of-Year	Accumulated Impairment as of Beginning- of-Year	Net Goodwill as of Beginning- of-Year	Impairment	Net Goodwill as of End- of-Year
Annuities	$1,040	$(600)	$440	$–	$440
Group Protection	684	–	684	–	684
Retirement Plan Services	20	–	20	–	20
Total goodwill	$1,744	$(600)	$1,144	$–	$1,144

			For the Year Ended December 31, 2022
	Gross Goodwill as of Beginning- of-Year	Accumulated Impairment as of Beginning- of-Year	Net Goodwill as of Beginning- of-Year	Impairment	Net Goodwill as of End- of-Year
Annuities	$1,040	$(600)	$440	$–	$440
Life Insurance	2,186	(1,552)	634	(634)	–
Group Protection	684	–	684	–	684
Retirement Plan Services	20	–	20	–	20
Total goodwill	$3,930	$(2,152)	$1,778	$(634)	$1,144

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business. Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period. To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

2023 Analysis

As of October 1, 2023, we performed our annual quantitative goodwill impairment test for our Annuities, Group Protection and Retirement Plan Services reporting units, and, as of such date, the fair value was in excess of each reporting unit’s carrying value.

2022 Analysis

As a result of the capital market environment during the third quarter of 2022, including (i) declining equity markets and (ii) the impact of rising interest rates on our discount rate assumption, we accelerated our quantitative goodwill impairment test for our Life Insurance reporting unit as we concluded that there were indicators of impairment. Based on this quantitative test, which included updating our best estimate assumptions therein, we incurred an impairment during the third quarter of 2022 of the Life Insurance reporting unit goodwill of $634 million, which represented a write-off of the entire balance of goodwill for the reporting unit.

As of October 1, 2022, we performed our annual quantitative goodwill impairment test for our other reporting units, and, as of such date, the fair value was in excess of the carrying value for each of the Annuities, Group Protection and Retirement Plan Services reporting units.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2023		As of December 31, 2022
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Life Insurance:
Sales force	$100	$71	$100	$67
Group Protection:
VOCRA	576	145	576	115
VODA	31	12	31	10
Retirement Plan Services:
Mutual fund contract rights (1)	5	–	5	–
Total	$712	$228	$712	$192

(1) No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2023, was as follows:

2024	$37
2025	37
2026	37
2027	37
2028	37
Thereafter	294

10. MRBs

The following table reconciles MRBs (in millions) to MRB assets and MRB liabilities on the Consolidated Balance Sheets:

	As of December 31, 2023			As of December 31, 2022
	Assets	Liabilities	Net (Assets) Liabilities	Assets	Liabilities	Net (Assets) Liabilities

Variable Annuities	$3,763	$1,583	$(2,180)	$2,666	$2,004	$(662)
Fixed Annuities	96	128	32	117	72	(45)
Retirement Plan Services	35	5	(30)	24	2	(22)
Total MRBs	$3,894	$1,716	$(2,178)	$2,807	$2,078	$(729)

The following table summarizes the balances of and changes in net MRB (assets) liabilities (in millions):

	As of or For the Year Ended December 31, 2023			As of or For the Year Ended December 31, 2022
	Variable Annuities	Fixed Annuities	Retirement Plan Services	Variable Annuities	Fixed Annuities	Retirement Plan Services

Balance as of beginning-of-year	$(662)	$(45)	$(22)	$2,398	$114	$(1)
Less: Effect of cumulative changes in
non-performance risk	(2,173)	(40)	(2)	(2,425)	(44)	(13)
Balance as of beginning-of-year, before the effect
of changes in non-performance risk	1,511	(5)	(20)	4,823	158	12
Issuances	8	–	–	12	–	(3)
Attributed fees collected	1,497	32	6	1,571	32	6
Benefit payments	(64)	–	–	(63)	–	–
Effect of changes in interest rates	(110)	(24)	5	(9,346)	(232)	(55)
Effect of changes in equity markets	(3,167)	(12)	(13)	4,293	12	18
Effect of changes in equity index volatility	(593)	9	(3)	(225)	14	(1)
In-force updates and other changes in MRBs (1)	136	5	1	661	10	3
Effect of assumption review:
Effect of changes in future expected
policyholder behavior	(33)	70	–	(158)	1	–
Effect of changes in other future expected
assumptions (2)	(66)	15	(2)	(57)	–	–
Balance as of end-of-year, before the effect of
changes in non-performance risk	(881)	90	(26)	1,511	(5)	(20)
Effect of cumulative changes in
non-performance risk	(1,299)	(58)	(4)	(2,173)	(40)	(2)
Balance as of end-of-year	(2,180)	32	(30)	(662)	(45)	(22)
Less: ceded MRB assets (liabilities)	(870)	–	(5)	294	–	–
Balance as of end-of-year, net of reinsurance	$(1,310)	$32	$(25)	$(956)	$(45)	$(22)

Weighted-average age of policyholders (years)	72	68	63	71	68	63
Net amount at risk (3)	$3,031	$203	$4	$7,974	$171	$15

(1) Consists primarily of changes in MRB assets and liabilities related to differences between separate account fund performance and modeled indices and other changes such as actual to expected policyholder behavior.
(2) Consists primarily of the update of fund mapping, volatility and other capital market assumptions.
(3) Net amount at risk (“NAR”) is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit feature exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.

Effect of Assumption Review

For the year ended December 31, 2023, Variable Annuities had a favorable impact to net income (loss) attributable to the annual assumption review from updates to volatility and policyholder GLB utilization behavior assumptions, partially offset by unfavorable impacts from updates to mortality and policyholder lapse behavior assumptions. For the year ended December 31, 2023, Fixed Annuities had an unfavorable impact to net income (loss) attributable to the annual assumption review from updates to mortality and policyholder GLB utilization and lapse behavior assumptions. Retirement Plan Services did not have any significant assumption updates.

For the year ended December 31, 2022, Variable Annuities had a favorable impact to net income (loss) attributable to the annual assumption review from updates to policyholder benefit utilization behavior and fund mapping and volatility assumptions. Fixed Annuities and Retirement Plan Services did not have any significant assumption updates.

See “MRBs” in Note 1 and Note 15 for details related to our fair value judgments, assumptions, inputs and valuation methodology.

11. Separate Accounts

The following table presents the fair value of separate account assets (in millions) reported on the Consolidated Balance Sheets by major investment category:

	As of December 31,
	2023	2022
Mutual funds and collective investment trusts	$157,578	$142,892
Exchange-traded funds	350	258
Fixed maturity AFS securities	167	169
Cash and invested cash	25	98
Other investments	137	119
Total separate account assets	$158,257	$143,536

The following table reconciles separate account liabilities (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2023	2022
Variable Annuities	$113,356	$105,573
UL and Other	25,150	20,920
Retirement Plan Services	19,699	16,996
Other Operations (1)	52	47
Total separate account liabilities	$158,257	$143,536

(1) Represents separate account liabilities reported in Other Operations primarily attributable to the indemnity reinsurance agreements with Protective ($46 million and $42 million as of December 31, 2023 and December 31, 2022, respectively) that are excluded from the following tables.

The following table summarizes the balances of and changes in separate account liabilities (in millions):

	As of or For the Year Ended December 31, 2023			As of or For the Year Ended December 31, 2022
	Variable Annuities	UL and Other	Retirement Plan Services	Variable Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$105,573	$20,920	$16,996	$136,665	$24,785	$21,068
Gross deposits	2,982	1,630	2,222	3,371	1,900	2,378
Withdrawals	(10,177)	(313)	(2,527)	(9,238)	(454)	(2,378)
Policyholder assessments	(2,510)	(964)	(163)	(2,603)	(938)	(164)
Change in market performance	16,870	3,973	3,221	(23,194)	(4,371)	(3,710)
Net transfers from (to) general account	618	(96)	(50)	572	(2)	(198)
Balance as of end-of-year	$113,356	$25,150	$19,699	$105,573	$20,920	$16,996

Cash surrender value	$111,928	$22,760	$19,684	$103,987	$18,666	$16,982

12. Policyholder Account Balances

The following table reconciles policyholder account balances (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2023	2022
Variable Annuities	$29,141	$22,184
Fixed Annuities	25,330	23,338
UL and Other	36,784	37,258
Retirement Plan Services	23,784	25,138
Other (1)	5,277	6,054
Total policyholder account balances	$120,316	$113,972

(1) Represents policyholder account balances reported primarily in Other Operations attributable to the indemnity reinsurance agreements with Protective ($4.9 billion and $5.7 billion as of December 31, 2023 and December 31, 2022, respectively) that are excluded from the following tables.

The following table summarizes the balances and changes in policyholder account balances (in millions):

	As of or For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$22,184	$23,338	$37,258	$25,138
Gross deposits	4,709	5,130	3,739	2,776
Withdrawals	(742)	(3,926)	(1,430)	(4,494)
Policyholder assessments	(1)	(56)	(4,464)	(14)
Net transfers from (to) separate account	(427)	–	97	(295)
Interest credited	548	642	1,463	673
Change in fair value of embedded derivative
instruments	2,870	202	121	–
Balance as of end-of-year	$29,141	$25,330	$36,784	$23,784

Weighted-average crediting rate	2.1%	2.7%	4.0%	2.7%
Net amount at risk (1)(2)	$3,031	$203	$300,994	$4
Cash surrender value	27,975	24,324	32,585	23,765

	As of or For the Year Ended December 31, 2022
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$19,148	$22,522	$37,719	$23,579
Gross deposits	5,178	3,284	3,905	4,012
Withdrawals	(417)	(2,511)	(1,215)	(3,579)
Policyholder assessments	(2)	(51)	(4,446)	(13)
Net transfers from (to) separate account	(492)	–	2	510
Interest credited	287	532	1,476	629
Change in fair value of embedded derivative
instruments	(1,518)	(438)	(183)	–
Balance as of end-of-year	$22,184	$23,338	$37,258	$25,138

Weighted-average crediting rate	1.4%	2.4%	3.9%	2.6%
Net amount at risk (1)(2)	$7,974	$171	$302,481	$15
Cash surrender value	21,147	22,502	33,130	25,133

(1) NAR is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit rider exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.
(2) Calculation is based on total account balances and includes both policyholder account balances and separate account balances.

The following table presents policyholder account balances (in millions) by range of guaranteed minimum crediting rates and the related range of difference, in basis points, between the interest being credited to policyholders and the respective guaranteed contract minimums:

	As of December 31, 2023
	At Guaranteed Minimum	1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above	Total
Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	5	–	–	–	7	12
2.01% - 3.00%	576	–	–	–	–	576
3.01% - 4.00%	1,370	–	–	–	–	1,370
4.01% and above	10	–	–	–	–	10
Other (1)	–	–	–	–	–	27,173
Total	$1,961	$–	$–	$–	$7	$29,141

Fixed Annuities
Up to 1.00%	$696	$511	$546	$505	$2,429	$4,687
1.01% - 2.00%	426	97	235	527	3,081	4,366
2.01% - 3.00%	1,805	35	6	–	18	1,864
3.01% - 4.00%	903	–	–	–	–	903
4.01% and above	180	–	–	–	–	180
Other (1)	–	–	–	–	–	13,330
Total	$4,010	$643	$787	$1,032	$5,528	$25,330

UL and Other
Up to 1.00%	$275	$–	$195	$121	$352	$943
1.01% - 2.00%	557	–	–	–	3,125	3,682
2.01% - 3.00%	6,925	11	148	–	–	7,084
3.01% - 4.00%	15,202	–	1	–	–	15,203
4.01% and above	3,730	–	–	–	–	3,730
Other (1)	–	–	–	–	–	6,142
Total	$26,689	$11	$344	$121	$3,477	$36,784

Retirement Plan Services
Up to 1.00%	$452	$569	$744	$4,904	$2,979	$9,648
1.01% - 2.00%	550	2,065	1,575	832	–	5,022
2.01% - 3.00%	2,492	–	–	–	–	2,492
3.01% - 4.00%	5,012	–	–	–	–	5,012
4.01% and above	1,610	–	–	–	–	1,610
Total	$10,116	$2,634	$2,319	$5,736	$2,979	$23,784

	As of December 31, 2022
	At Guaranteed Minimum	1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above	Total
Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	4	–	–	8	–	12
2.01% - 3.00%	658	–	–	–	–	658
3.01% - 4.00%	1,545	–	–	–	–	1,545
4.01% and above	11	–	–	–	–	11
Other (1)	–	–	–	–	–	19,958
Total	$2,218	$–	$–	$8	$–	$22,184

Fixed Annuities
Up to 1.00%	$891	$497	$589	$563	$1,329	$3,869
1.01% - 2.00%	544	144	179	492	1,057	2,416
2.01% - 3.00%	1,973	5	1	–	–	1,979
3.01% - 4.00%	1,326	–	–	–	–	1,326
4.01% and above	193	–	–	–	–	193
Other (1)	–	–	–	–	–	13,555
Total	$4,927	$646	$769	$1,055	$2,386	$23,338

UL and Other
Up to 1.00%	$318	$–	$194	$29	$292	$833
1.01% - 2.00%	558	–	–	–	3,282	3,840
2.01% - 3.00%	7,218	156	–	–	–	7,374
3.01% - 4.00%	15,858	–	1	–	–	15,859
4.01% and above	3,824	–	–	–	–	3,824
Other (1)	–	–	–	–	–	5,528
Total	$27,776	$156	$195	$29	$3,574	$37,258

Retirement Plan Services
Up to 1.00%	$961	$1,001	$4,304	$1,703	$1,908	$9,877
1.01% - 2.00%	1,774	2,197	982	462	–	5,415
2.01% - 3.00%	2,711	1	–	–	–	2,712
3.01% - 4.00%	5,622	1	–	–	–	5,623
4.01% and above	1,511	–	–	–	–	1,511
Total	$12,579	$3,200	$5,286	$2,165	$1,908	$25,138

(1) Consists of indexed account balances that include the fair value of embedded derivative instruments, payout annuity account balances, short-term dollar cost averaging annuities business and policy loans.

13. Future Contract Benefits

The following table reconciles future contract benefits (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2023	2022
Payout Annuities (1)	$2,084	$2,003
Traditional Life (1)	3,553	3,190
Group Protection (2)	5,689	5,462
UL and Other (3)	15,752	14,777
Other Operations (4)	9,753	9,651
Other (5)	3,343	3,219
Total future contract benefits	$40,174	$38,302

(1) See “LFPB” below for further information.
(2) See “Liability for Future Claims” below for further information.
(3) See “Additional Liabilities for Other Insurance Benefits” below for further information.
(4) Represents future contract benefits reported in Other Operations primarily attributable to the indemnity reinsurance agreements with Protective ($5.6 billion and $5.4 billion as of December 31, 2023, and December 31, 2022, respectively) and Swiss Re ($2.1 billion and $2.2 billion as of December 31, 2023, and December 31, 2022, respectively) that are excluded from the following tables.
(5) Represents other miscellaneous reserves that are not representative of long-duration contracts and are excluded from the following tables.

LFPB

The following table summarizes the balances of and changes in the present values of expected net premiums and LFPB (in millions, except years):

	As of or For the Year Ended December 31, 2023		As of or For the Year Ended December 31, 2022
	Payout Annuities	Traditional Life	Payout Annuities	Traditional Life

Present Value of Expected Net Premiums
Balance as of beginning-of-year	$–	$5,896	$–	$6,610
Less: Effect of cumulative changes in discount
rate assumptions	–	(584)	–	843
Beginning balance at original discount rate	–	6,480	–	5,767
Effect of changes in cash flow assumptions	–	(5)	–	(382)
Effect of actual variances from expected experience	–	(275)	–	(21)
Adjusted balance as of beginning-of-year	–	6,200	–	5,364
Issuances	–	580	–	1,655
Interest accrual	–	236	–	209
Net premiums collected	–	(784)	–	(742)
Flooring impact of LFPB	–	4	–	(6)
Ending balance at original discount rate	–	6,236	–	6,480
Effect of cumulative changes in discount rate assumptions	–	(152)	–	(584)
Balance as of end-of-year	$–	$6,084	$–	$5,896

Present Value of Expected LFPB
Balance as of beginning-of-year	$2,003	$9,086	$2,511	$10,353
Less: Effect of cumulative changes in discount
rate assumptions	(263)	(793)	266	1,460
Beginning balance at original discount rate (1)	2,266	9,879	2,245	8,893
Effect of changes in cash flow assumptions	–	(21)	–	(321)
Effect of actual variances from expected experience	1	(305)	3	(5)
Adjusted balance as of beginning-of-year	2,267	9,553	2,248	8,567
Issuances	109	580	122	1,655
Interest accrual	86	364	84	326
Benefit payments	(191)	(658)	(188)	(669)
Ending balance at original discount rate (1)	2,271	9,839	2,266	9,879
Effect of cumulative changes in discount rate assumptions	(187)	(202)	(263)	(793)
Balance as of end-of-year	$2,084	$9,637	$2,003	$9,086

Net balance as of end-of-year	$2,084	$3,553	$2,003	$3,190
Less: reinsurance recoverables (2)	1,627	255	10	270
Net balance as of end-of-year, net of reinsurance	$457	$3,298	$1,993	$2,920

Weighted-average duration of future policyholder
benefit liability (years)	9	10	9	11

(1) Includes DPL within Payout Annuities of $56 million, $38 million and $22 million as of December 31, 2023, December 31, 2022 and December 31, 2021, respectively.
(2)    Increase in Payout Annuities reinsurance recoverables driven by the reinsurance agreement with Fortitude Re effective October 1, 2023 for certain blocks of in-force life-contingent payout fixed annuities. See Note 8 for more information on the transaction.

For the year ended December 31, 2023, Payout Annuities did not have any significant assumption updates. For the year ended December 31, 2023, Traditional Life had a favorable cash flow assumption impact from updates to mortality assumptions, partially offset by an unfavorable impact from updates to policyholder lapse behavior assumptions. For the year ended December 31, 2023, Payout Annuities and Traditional Life did not have any significantly different actual experience compared to expected.

For the year ended December 31, 2022, Payout Annuities did not have any significant assumption updates. Traditional Life had an unfavorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to mortality and lapse assumptions resulting in lower projected premiums and benefits, and a corresponding increase in reserves. For the year ended December 31, 2022, Payout Annuities and Traditional Life did not have any significantly different actual experience compared to expected.

The following table summarizes the discounted and undiscounted expected future gross premiums and expected future benefit payments (in millions):

	As of December 31, 2023		As of December 31, 2022
	Undiscounted	Discounted	Undiscounted	Discounted
Payout Annuities
Expected future gross premiums	$–	$–	$–	$–
Expected future benefit payments	3,481	2,084	3,471	2,003
Traditional Life
Expected future gross premiums	13,406	9,341	13,166	8,887
Expected future benefit payments	13,404	9,637	13,026	9,086

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2023	2022	2021
Payout Annuities
Gross premiums	$116	$133	$95
Interest accretion	86	84	84
Traditional Life
Gross premiums	1,183	1,136	1,022
Interest accretion	128	117	113

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2023	2022
Payout Annuities
Interest accretion rate	3.9%	3.9%
Current discount rate	4.9%	5.3%
Traditional Life
Interest accretion rate	5.0%	5.0%
Current discount rate	4.7%	5.1%

Liability for Future Claims

The following table summarizes the balances of and changes in liability for future claims (in millions, except years):

	Group Protection
	As of or For the Years Ended December 31,
	2023	2022
Balance as of beginning-of-year	$5,462	$5,936
Less: Effect of cumulative changes in discount
rate assumptions	(597)	262
Beginning balance at original discount rate	6,059	5,674
Effect of changes in cash flow assumptions	(27)	15
Effect of actual variances from expected
experience	(261)	(117)
Adjusted beginning-of-year balance	5,771	5,572
New incidence	1,702	1,777
Interest	159	141
Benefit payments	(1,453)	(1,431)
Ending balance at original discount rate	6,179	6,059
Effect of cumulative changes in discount
rate assumptions	(490)	(597)
Balance as of end-of-year	5,689	5,462
Less: reinsurance recoverables	123	127
Balance as of end-of-year, net of reinsurance	$5,566	$5,335

Weighted-average duration of liability for future
claims (years)	5	4

For the year ended December 31, 2023, we had a favorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to long-term disability and life waiver claim termination rate assumptions, partially offset by unfavorable impacts from updates to long-term disability social security offset assumptions. For the year ended December 31, 2023, we experienced more favorable reported incidence and claim terminations than assumed.

For the year ended December 31, 2022, we had an unfavorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to the long-term disability incidence and severity assumptions, partially offset by favorable impacts from updates to the life waiver termination rate assumptions. For the year ended December 31, 2022, we experienced more favorable claim terminations than assumed.
The following table summarizes the discounted and undiscounted expected future benefit payments (in millions):

	As of December 31, 2023		As of December 31, 2022
	Undiscounted	Discounted	Undiscounted	Discounted
Group Protection
Expected future benefit payments	$7,250	$6,179	$7,063	$6,059

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2023	2022	2021
Group Protection
Gross premiums	$3,549	$3,393	$3,145
Interest accretion	159	141	145

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2023	2022
Group Protection
Interest accretion rate	3.0%	2.8%
Current discount rate	4.7%	5.1%

Additional Liabilities for Other Insurance Benefits

The following table summarizes the balances of and changes in additional liabilities for other insurance benefits (in millions, except years):

	UL and Other
	As of or For the Years Ended December 31,
	2023	2022
Balance as of beginning-of-year	$14,777	$12,513
Less: Effect of cumulative changes in shadow
balance in AOCI	(905)	1,113
Balance as of beginning-of-year, excluding
shadow balance in AOCI	15,682	11,400
Effect of changes in cash flow assumptions	165	3,108
Effect of actual variances from expected
experience	(77)	195
Adjusted beginning-of-year balance	15,770	14,703
Issuances	–	7
Interest accrual	765	626
Net assessments collected	658	974
Benefit payments	(588)	(628)
Balance as of end-of-year, excluding
shadow balance in AOCI	16,605	15,682
Effect of cumulative changes in shadow
balance in AOCI	(853)	(905)
Balance as of end-of-year	15,752	14,777
Less: reinsurance recoverables (1)	9,505	1,975
Balance as of end-of-year, net of reinsurance	$6,247	$12,802

Weighted-average duration of additional liabilities
for other insurance benefits (years)	17	17

(1) Increase in reinsurance recoverables driven by the reinsurance agreement with Fortitude Re effective October 1, 2023 for certain blocks of in-force ULSG. See Note 8 for more information on the transaction.

For the year ended December 31, 2023, we had an unfavorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to policyholder lapse behavior assumptions, partially offset by a favorable impact from updates to interest rate assumptions. For the year ended December 31, 2023, we did not have any significantly different actual experience compared to expected.

For the year ended December 31, 2022, we had an unfavorable cash flow assumption impact to net income (loss) attributable to the annual assumption review primarily from updates to policyholder lapse behavior assumptions related to UL products with secondary guarantees in the amount of 1.7 billion, net of reinsurance, after-tax, and to a lesser extent mortality and morbidity assumptions. For the year ended December 31, 2022, we had unfavorable actual mortality experience compared to expected due to ongoing effects of the COVID-19 pandemic.

The following table summarizes the gross assessments and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2023	2022	2021
UL and Other
Gross assessments	$1,221	$2,818	$3,150
Interest accretion	765	626	498

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2023	2022
UL and Other
Interest accretion rate	5.3%	5.0%

14. Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2023	2022
Short-Term Debt
Current maturities of long-term debt	$50	$—
Short-term debt (1)	790	562
Total short-term debt	$840	$562

Long-Term Debt, Excluding Current Portion
9.76% surplus note, due 2024	$—	$50
6.03% surplus note, due 2028	750	750
6.56% surplus note, due 2028	500	500
SOFR + 111 bps surplus note, due 2028	71	71
SOFR + 226 bps surplus note, due 2028	544	568
SOFR + 200 bps surplus note, due 2035	30	30
SOFR + 155 bps surplus note, due 2037	25	25
4.20% surplus note, due 2037	50	50
SOFR + 100 bps surplus note, due 2037	154	154
4.225% surplus note, due 2037	28	28
4.00% surplus note, due 2037	30	30
4.50% surplus note, due 2038	13	13
Total long-term debt	$2,195	$2,269

(1) The short-term debt represents short-term notes payable to LNC.

Effective July 1, 2023, we transitioned from LIBOR to Secured Overnight Financing Rate (“SOFR”) as the reference rate for our variable-rate debt.

Future principal payments due on long-term debt (in millions) as of December 31, 2023, were as follows:

2024	$50
2025	–
2026	–
2027	–
2028	1,865
Thereafter	330
Total	$2,245

We issued a surplus note of $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

We issued a surplus note of $71 million to LNC in October 2013. The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of SOFR + 111 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a variable surplus note to a wholly-owned subsidiary of LNC in December 2013 with an initial outstanding principal amount of $287 million. The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of SOFR + 226 bps. The outstanding principal amount as of December 31, 2023, was $544 million.

We issued a surplus note of $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

We issued a surplus note of $30 million to LNC in 2015. The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of SOFR + 200 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $25 million to LNC in July 2017. The note calls for us to pay the principal amount of the note on or before June 30, 2037, and interest to be paid quarterly at an annual rate of SOFR + 155 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in October 2017. The note calls for us to pay the principal amount of the note on or before July 1, 2037, and interest to be paid quarterly at an annual rate of 4.20%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $375 million to LNC in 2007. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of SOFR + 100 bps. The surplus note was amended in 2017 to include repayment terms stating subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest. The outstanding principal amount as of December 31, 2023, was $154 million due to executing our right to repay the surplus note in part to LNC.

We issued a surplus note of $13 million to LNC in 2018. The note calls for us to pay the principal amount of the note on or before June 30, 2038, and interest to be paid quarterly at an annual rate of 4.50%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $28 million to LNC in 2019. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of 4.225%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $30 million to LNC in 2020. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of 4.00%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

Credit Facilities

Credit facilities, which allow for borrowing or issuances of letters of credit (“LOCs”), (in millions) were as follows:

		As of December 31, 2023
	Expiration Date	Maximum Available	LOCs Issued
Credit Facilities
Five-year revolving credit facility	December 21, 2028	$2,000	$116
LOC facility (1)	August 26, 2031	976	917
LOC facility (1)	October 1, 2031	859	859
Total		$3,835	$1,892

(1) Our wholly-owned subsidiaries entered into irrevocable LOC facility agreements with third-party lenders supporting inter-company reinsurance agreements.

On December 21, 2023, LNC entered into a second amended and restated credit agreement with a syndicate of banks, which amended and restated our existing five-year revolving amended and restated credit agreement. The credit agreement, which is unsecured, allows for the issuance of LOCs and borrowing of up to $2.0 billion and has a commitment termination date of December 21, 2028. The LOCs under the credit facility are used primarily to satisfy reserve credit requirements of (i) LNL and LNC’s other domestic insurance companies for which reserve credit is provided by our captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business.

The credit agreement, as currently in effect, contains:

•Customary terms and conditions, including covenants restricting the ability of LNC and its subsidiaries to incur liens and the ability of LNC to merge or consolidate with another entity where it is not the surviving entity and dispose of all or substantially all of its assets;
•Financial covenants including maintenance by LNC of a minimum consolidated net worth equal to the sum of $8.626 billion plus 50% of the aggregate net proceeds of equity issuances received by LNC or any of its subsidiaries after September 30, 2023, all as more fully set forth in the agreement; and a debt-to-capital ratio as defined in accordance with the agreement not to exceed 0.35 to 1.00;
•A cap on LNC’s secured non-operating indebtedness and non-operating indebtedness of LNC’s subsidiaries equal to 7.5% of total capitalization, as defined in accordance with the agreement; and
•Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit facility agreement, as currently in effect, provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable. As of December 31, 2023, LNC was in compliance with all such covenants.

Our LOC facility agreements each contain customary terms and conditions, including early termination fees, covenants restricting the ability of the subsidiaries to incur liens, merge or consolidate with another entity and dispose of all or substantially all of their assets. Upon an event of early termination, the agreements require the immediate payment of all or a portion of the present value of the future LOC fees that would have otherwise been paid. Further, the agreements contain customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default. The events of default include payment defaults, covenant defaults, material inaccuracies in representations and warranties, bankruptcy and liquidation proceedings and other customary defaults. Upon an event of default, the agreements provide that, among other things, obligations to issue, amend or increase the amount of any LOC shall be terminated and any obligations shall become immediately due and payable. As of December 31, 2023, we were in compliance with all such covenants.
15. Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2023		As of December 31, 2022
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets
Fixed maturity AFS securities	$82,300	$82,300	$99,465	$99,465
Trading securities	2,321	2,321	3,446	3,446
Equity securities	306	306	427	427
Mortgage loans on real estate	18,873	17,330	18,211	16,477
Derivative investments	6,305	6,305	3,519	3,519
Other investments	4,757	4,757	3,577	3,577
Cash and invested cash	3,193	3,193	2,499	2,499
MRB assets	3,894	3,894	2,807	2,807
Other assets:
Ceded MRBs	274	274	540	540
Indexed annuity ceded embedded derivatives	940	940	525	525
LPR ceded derivative	206	206	212	212
Separate account assets	158,257	158,257	143,536	143,536

Liabilities
Policyholder account balances:
Account balances of certain investment contracts	(44,615)	(34,020)	(43,550)	(34,251)
RILA, fixed annuity and IUL contracts	(9,077)	(9,077)	(4,783)	(4,783)
Funds withheld reinsurance liabilities – reinsurance-related
embedded derivatives	493	493	681	681
MRB liabilities	(1,716)	(1,716)	(2,078)	(2,078)
Short-term debt	(840)	(841)	(562)	(562)
Long-term debt	(2,195)	(2,125)	(2,269)	(2,166)
Other liabilities:
Ceded MRBs	(1,149)	(1,149)	(246)	(246)
Derivative liabilities	(356)	(356)	(254)	(254)
Remaining guaranteed interest and similar contracts	(411)	(411)	(574)	(574)

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on the Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments, excluding short-term investments, approximates fair value. Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. Other investments also includes FHLB stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value. The inputs used to measure the fair value of our LPs, other privately held investments and FHLB stock are classified as Level 3 within the fair value hierarchy. The remaining assets in other investments include cash collateral receivables and securities that are not LPs or other privately held investments. The inputs used to measure the fair value of these assets are classified as Level 2 within the fair value hierarchy.

Separate Account Assets

Separate account assets are primarily carried at fair value.  A portion of our separate account assets includes LPs, which are accounted for using the equity method of accounting. The carrying value is based on our proportional share of the net assets of the LPs and approximates fair value. The inputs used to measure the fair value of the separate account asset LPs are classified as Level 3 within the fair value hierarchy.

Policyholder Account Balances

Policyholder account balances include account balances of certain investment contracts. The fair value of the account balances of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of these policyholder account balances are classified as Level 3 within the fair value hierarchy.

Other Liabilities

Other liabilities include remaining guaranteed interest and similar contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2023 and 2022, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The inputs used to measure the fair value of these other liabilities are classified as Level 3 within the fair value hierarchy.
Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Fair Value Option

Mortgage loans on real estate, net of allowance for credit losses, as reported on the Consolidated Balance Sheets, includes mortgage loans on real estate for which the fair value option was elected. The fair value option allows us to elect fair value as an alternative measurement for mortgage loans not otherwise reported at fair value. We have made these elections for certain mortgage loans associated with modified coinsurance agreements to help mitigate the inconsistency in earnings that would otherwise result from the use of embedded derivatives included with these loans. Changes in fair value are reflected in realized gain (loss) on the Consolidated Statement of Comprehensive Income (Loss). Changes in fair value due to instrument-specific credit risk are estimated using changes in credit spreads and quality ratings for the period reported. Mortgage loans on real estate for which the fair value option was elected are valued using third-party pricing services. We have procedures in place to review the valuations each quarter to ensure they are reasonable, including utilizing a separate third party to reperform the valuation for a selection of mortgage loans on an annual basis. Due to lack of observable inputs, mortgage loans electing the fair value option are classified as Level 3 within the fair value hierarchy.

The fair value and aggregate contractual principal for mortgage loans on real estate where the fair value option was elected (in millions) were as follows:

	As of December 31,
	2023	2022
Fair value	$288	$487
Aggregate contractual principal	326	514

As of December 31, 2023 and 2022, no loans for which the fair value option was elected were in non-accrual status, and none were more than 90 days past due and still accruing interest.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2023 or 2022.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As of December 31, 2023
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$57,397	$6,469	$63,866
U.S. government bonds	373	20	–	393
State and municipal bonds	–	2,537	5	2,542
Foreign government bonds	–	278	–	278
RMBS	–	1,589	13	1,602
CMBS	–	1,336	8	1,344
ABS	–	10,559	1,484	12,043
Hybrid and redeemable preferred securities	46	138	48	232
Trading securities	–	2,037	284	2,321
Equity securities	1	263	42	306
Mortgage loans on real estate	–	–	288	288
Derivative investments (1)	–	10,705	622	11,327
Other investments – short-term investments	–	233	–	233
Cash and invested cash	–	3,193	–	3,193
MRB assets	–	–	3,894	3,894
Other assets:
Ceded MRBs	–	–	274	274
Indexed annuity ceded embedded derivatives	–	–	940	940
LPR ceded derivative	–	–	206	206
Separate account assets	402	157,855	–	158,257
Total assets	$822	$248,140	$14,577	$263,539

Liabilities
Policyholder account balances – RILA, fixed annuity
and IUL contracts	$–	$–	$(9,077)	$(9,077)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives	–	493	–	493
MRB liabilities	–	–	(1,716)	(1,716)
Other liabilities:
Ceded MRBs	–	–	(1,149)	(1,149)
Derivative liabilities (1)	–	(4,792)	(586)	(5,378)
Total liabilities	$–	$(4,299)	$(12,528)	$(16,827)

	As of December 31, 2022
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$73,980	$5,186	$79,166
U.S. government bonds	332	19	–	351
State and municipal bonds	–	4,850	35	4,885
Foreign government bonds	–	311	–	311
RMBS	–	1,835	1	1,836
CMBS	–	1,667	–	1,667
ABS	–	9,782	1,117	10,899
Hybrid and redeemable preferred securities	40	261	49	350
Trading securities	–	2,865	581	3,446
Equity securities	–	274	153	427
Mortgage loans on real estate	–	–	487	487
Derivative investments (1)	–	5,929	605	6,534
Other investments – short-term investments	–	30	–	30
Cash and invested cash	–	2,499	–	2,499
MRB assets	–	–	2,807	2,807
Other assets:
Ceded MRBs	–	–	540	540
Indexed annuity ceded embedded derivatives	–	–	525	525
LPR ceded derivative	–	–	212	212
Separate account assets	412	143,124	–	143,536
Total assets	$784	$247,426	$12,298	$260,508

Liabilities
Policyholder account balances – indexed annuity
and IUL contracts embedded derivatives	$–	$–	$(4,783)	$(4,783)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives	–	681	–	681
MRB liabilities	–	–	(2,078)	(2,078)
Other liabilities:
Ceded MRBs	–	–	(246)	(246)
Derivative liabilities (1)	–	(2,666)	(603)	(3,269)
Total liabilities	$–	$(1,985)	$(7,710)	$(9,695)

(1) Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology. The summary schedule excludes changes to MRB assets and MRB liabilities as these balances are rolled forward in Note 10.

	For the Year Ended December 31, 2023
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$5,186	$(17)	$28	$1,284	$(12)	$6,469
State and municipal bonds	35	(4)	4	(30)	–	5
RMBS	1	–	–	5	7	13
CMBS	–	–	–	(4)	12	8
ABS	1,117	–	9	733	(375)	1,484
Hybrid and redeemable preferred
securities	49	–	(2)	(2)	3	48
Trading securities	581	17	–	(313)	(1)	284
Equity securities	153	(19)	–	(98)	6	42
Mortgage loans on real estate	487	(7)	5	(197)	–	288
Derivative investments	2	(13)	–	16	31	36
Other assets:
Ceded MRBs (3)	540	(266)	–	–	–	274
Indexed annuity ceded embedded
derivatives (4)	525	6	–	409	–	940
LPR ceded derivative (5)	212	(6)	–	–	–	206
Policyholder account balances –
RILA, fixed annuity and IUL
contracts (4)	(4,783)	(3,193)	–	(1,101)	–	(9,077)
Other liabilities – ceded MRBs (3)	(246)	(903)	–	–	–	(1,149)
Total, net	$3,859	$(4,405)	$44	$702	$(329)	$(129)

	For the Year Ended December 31, 2022
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$8,801	$1	$(1,542)	$592	$(2,666)	$5,186
State and municipal bonds	–	–	(1)	–	36	35
Foreign government bonds	41	–	(6)	(30)	(5)	–
RMBS	3	–	1	21	(24)	1
CMBS	–	–	–	17	(17)	–
ABS	870	–	(113)	676	(316)	1,117
Hybrid and redeemable preferred
securities	90	(4)	(21)	(12)	(4)	49
Trading securities	828	(80)	–	(152)	(15)	581
Equity securities	91	52	–	25	(15)	153
Mortgage loans on real estate	739	(20)	(5)	(227)	–	487
Derivative investments	21	2	(6)	–	(15)	2
Other assets:
Ceded MRBs (3)	4,114	(3,574)	–	–	–	540
Indexed annuity ceded embedded
derivatives (4)	528	(215)	–	212	–	525
LPR ceded derivative (5)	318	(106)	–	–	–	212
Policyholder account balances – indexed
annuity and IUL contracts embedded
derivatives (4)	(6,131)	1,975	–	(627)	–	(4,783)
Other liabilities – ceded MRBs (3)	(17)	(229)	–	–	–	(246)
Total, net	$10,296	$(2,198)	$(1,693)	$495	$(3,041)	$3,859

	For the Year Ended December 31, 2021
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$7,761	$3	$(182)	$1,189	$30	$8,801
U.S. government bonds	5	–	–	(5)	–	–
Foreign government bonds	74	–	(11)	80	(102)	41
RMBS	2	–	–	2	(1)	3
CMBS	1	(1)	–	8	(8)	–
ABS	570	1	(9)	602	(294)	870
Hybrid and redeemable preferred
securities	103	–	25	(38)	–	90
Trading securities	643	(3)	–	210	(22)	828
Equity securities	57	38	–	(4)	–	91
Mortgage loans on real estate	832	11	5	(109)	–	739
Derivative investments	1,542	1,255	(3)	(139)	(2,634)	21
Other assets:
Ceded MRBs (3)	6,539	(2,425)	–	–	–	4,114
Indexed annuity ceded embedded
derivatives (4)	550	87	–	(109)	–	528
LPR ceded derivative (5)	–	–	–	–	318	318
Policyholder account balances – indexed
annuity and IUL contracts embedded
derivatives (4)	(3,594)	(2,709)	–	172	–	(6,131)
Other liabilities – ceded MRBs (3)	–	(17)	–	–	–	(17)
Total, net	$15,085	$(3,760)	$(175)	$1,859	$(2,713)	$10,296
(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2) Amortization and accretion of premiums and discounts are included in net investment income on the Consolidated Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(3) Gains (losses) from the changes in fair value are included in market risk benefit gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(4) Gains (losses) from the changes in fair value are included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(5) Gains (losses) from the changes in fair value are included in benefits on the Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, (in millions) as reported above:

	For the Year Ended December 31, 2023
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$2,035	$(334)	$(34)	$(372)	$(11)	$1,284
State and municipal bonds	–	(30)	–	–	–	(30)
RMBS	5	–	–	–	–	5
CMBS	–	–	–	(4)	–	(4)
ABS	971	(2)	–	(230)	(6)	733
Hybrid and redeemable preferred
securities	–	–	–	–	(2)	(2)
Trading securities	–	(231)	–	(82)	–	(313)
Equity securities	1	(99)	–	–	–	(98)
Mortgage loans on real estate	5	–	–	(202)	–	(197)
Derivative investments	19	–	(3)	–	–	16
Other assets – indexed annuity ceded
embedded derivatives	404	–	–	5	–	409
Policyholder account balances –
RILA, fixed annuity and IUL
contracts	(1,113)	–	–	12	–	(1,101)
Total, net	$2,327	$(696)	$(37)	$(873)	$(19)	$702

	For the Year Ended December 31, 2022
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,335	$(398)	$(81)	$(231)	$(33)	$592
Foreign government bonds	–	–	(30)	–	–	(30)
RMBS	21	–	–	–	–	21
CMBS	17	–	–	–	–	17
ABS	918	–	–	(235)	(7)	676
Hybrid and redeemable preferred
securities	–	–	–	–	(12)	(12)
Trading securities	287	(229)	–	(210)	–	(152)
Equity securities	34	(9)	–	–	–	25
Mortgage loans on real estate	15	–	–	(242)	–	(227)
Other assets – indexed annuity ceded
embedded derivatives	124	–	–	88	–	212
Policyholder account balances – indexed
annuity and IUL contracts embedded
derivatives	(710)	–	–	83	–	(627)
Total, net	$2,041	$(636)	$(111)	$(747)	$(52)	$495

	For the Year Ended December 31, 2021
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,861	$(110)	$(109)	$(423)	$(30)	$1,189
U.S. government bonds	–	–	(5)	–	–	(5)
Foreign government bonds	80	–	–	–	–	80
RMBS	2	–	–	–	–	2
CMBS	8	–	–	–	–	8
ABS	835	–	–	(233)	–	602
Hybrid and redeemable preferred
securities	12	(20)	–	–	(30)	(38)
Trading securities	383	(25)	–	(148)	–	210
Equity securities	6	(10)	–	–	–	(4)
Mortgage loans on real estate	96	(101)	(26)	(78)	–	(109)
Derivative investments	174	(124)	(189)	–	–	(139)
Other assets – indexed annuity ceded
embedded derivatives	55	–	–	(164)	–	(109)
Policyholder account balances – indexed
annuity and IUL contracts embedded
derivatives	(400)	–	–	572	–	172
Total, net	3,112	(390)	(329)	(474)	(60)	1,859

The following summarizes changes in unrealized gains (losses) included in net income related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2023	2022	2021
Trading securities (1)	$8	$(81)	$4
Equity securities (1)	(16)	54	40
Mortgage loans on real estate (1)	(8)	(20)	12
Derivative investments (1)	1	2	1,051
MRBs (2)	1,071	(359)	1,530
Other assets – LPR ceded derivative (3)	(6)	(106)	–
Embedded derivatives - indexed annuity
and IUL contracts (1)	(20)	(95)	44
Total, net	$1,030	$(605)	$2,681
(1) Included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(2) Included in market risk benefit gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(3) Included in benefits on the Consolidated Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2023	2022	2021
Fixed maturity AFS securities:
Corporate bonds	$7	$(1,553)	$(183)
State and municipal bonds	3	(1)	–
Foreign government bonds	–	(7)	(10)
ABS	3	(115)	(9)
Hybrid and redeemable preferred
securities	(1)	(21)	26
Mortgage loans on real estate	4	(5)	4
Total, net	$16	$(1,702)	$(172)

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2023
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$194	$(206)	$(12)
RMBS	12	(5)	7
CMBS	12	–	12
ABS	2	(377)	(375)
Hybrid and redeemable preferred securities	16	(13)	3
Trading securities	6	(7)	(1)
Equity securities	6	–	6
Derivative investments	31	–	31
Total, net	$279	$(608)	$(329)

	For the Year Ended December 31, 2022
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$296	$(2,962)	$(2,666)
State and municipal bonds	36	–	36
Foreign government bonds	–	(5)	(5)
RMBS	–	(24)	(24)
CMBS	–	(17)	(17)
ABS	16	(332)	(316)
Hybrid and redeemable preferred securities	–	(4)	(4)
Trading securities	4	(19)	(15)
Equity securities	–	(15)	(15)
Derivative investments	–	(15)	(15)
Total, net	$352	$(3,393)	$(3,041)

	For the Year Ended December 31, 2021
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$164	$(134)	$30
Foreign government bonds	–	(102)	(102)
RMBS	–	(1)	(1)
CMBS	–	(8)	(8)
ABS	36	(330)	(294)
Trading securities	12	(34)	(22)
Derivative investments	24	(2,658)	(2,634)
Other assets – LPR ceded derivative	318	–	318
Total, net	$554	$(3,267)	$(2,713)
Transfers into and out of Level 3 are generally the result of observable market information on financial instruments no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2023, 2022 and 2021, transfers in and out of Level 3 were attributable primarily to the financial instruments’ observable market information no longer being available or becoming available. In 2022,transfers out of Level 3 included corporate bonds and ABS for which we changed valuation techniques. This change in valuation technique was primarily from a change to a third-party-provided pricing model that did not use significant unobservable inputs. In 2021, transfers out of Level 3 included derivative instruments for which we changed valuation techniques. This change in valuation technique was primarily from unobservable inputs in counterparty models to a mathematical model provided by a third party. These updated valuation techniques are considered industry standard and provide us with greater visibility into the economic valuation inputs.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2023:

							Weighted
	Fair	Valuation	Significant	Assumption or			Average Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS and
trading securities:
Corporate bonds	$183	Discounted cash flow	Liquidity/duration adjustment (2)	(0.2)%	–	3.7%	2.1%
State and municipal
bonds	5	Discounted cash flow	Liquidity/duration adjustment (2)	0.9%	–	2.2%	2.1%
CMBS	8	Discounted cash flow	Liquidity/duration adjustment (2)	2.3%	–	2.3%	2.3%
ABS	12	Discounted cash flow	Liquidity/duration adjustment (2)	1.8%	–	1.8%	1.8%
Hybrid and redeemable
preferred securities	7	Discounted cash flow	Liquidity/duration adjustment (2)	1.4%	–	1.5%	1.5%
Equity securities	5	Discounted cash flow	Liquidity/duration adjustment (2)	4.5%	–	4.5%	4.5%
MRB assets	3,894
Other assets – ceded MRBs	274	Discounted cash flow	Lapse (3)	1%	–	30%	(10)
			Utilization of GLB withdrawals (4)	85%	–	100%	94%
			Claims utilization factor (5)	60%	–	100%	(10)
			Premiums utilization factor (5)	80%	–	115%	(10)
			Non-performance risk (6)	0.51%	–	2.13%	1.78%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	–	29%	13.92%
Other assets – indexed
annuity ceded embedded
derivatives	940	Discounted cash flow	Lapse (3)	0%	–	9%	(10)
			Mortality (7)			(9)	(10)
Other assets – LPR ceded
derivative	206	Discounted cash flow	Lapse (3)	0.1%	–	2.00%	(10)
			Non-performance risk (6)	0.51%	–	2.13%	1.58%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed annuity
contracts embedded
derivatives	$(9,013)	Discounted cash flow	Lapse (3)	0%	–	9%	(10)
			Mortality (7)			(9)	(10)
MRB liabilities	(1,716)
Other liabilities – ceded
MRBs	(1,149)	Discounted cash flow	Lapse (3)	1%	–	30%	(10)
			Utilization of GLB withdrawals (4)	85%	–	100%	94%
			Claims utilization factor (5)	60%	–	100%	(10)
			Premiums utilization factor (5)	80%	–	115%	(10)
			Non-performance risk (6)	0.51%	–	2.13%	1.78%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	–	29%	13.92%

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2022:

							Weighted
	Fair	Valuation	Significant	Assumption or			Average Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS and
trading securities:
Corporate bonds	$201	Discounted cash flow	Liquidity/duration adjustment (2)	(0.2)%	–	4.2%	2.1%
State and municipal
bonds	35	Discounted cash flow	Liquidity/duration adjustment (2)	1.2%	–	2.4%	2.3%
ABS	15	Discounted cash flow	Liquidity/duration adjustment (2)	1.4%	–	1.4%	1.4%
Hybrid and redeemable
preferred securities	3	Discounted cash flow	Liquidity/duration adjustment (2)	1.5%	–	1.5%	1.5%
Equity securities	4	Discounted cash flow	Liquidity/duration adjustment (2)	4.5%	–	4.5%	4.5%
MRB assets	2,807
Other assets – ceded MRBs	540	Discounted cash flow	Lapse (3)	1%	–	30%	(10)
			Utilization of GLB withdrawals (4)	85%	–	100%	94%
			Claims utilization factor (5)	60%	–	100%	(10)
			Premiums utilization factor (5)	80%	–	115%	(10)
			Non-performance risk (6)	0.35%	–	2.41%	1.73%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	–	28%	14.47%
Other assets – indexed
annuity ceded embedded
derivatives	525	Discounted cash flow	Lapse (3)	0%	–	9%	(10)
			Mortality (7)			(9)	(10)
Other assets – LPR ceded
derivative	212	Discounted cash flow	Lapse (3)	0%	–	1.55%	(10)
			Non-performance risk (6)	0.35%	–	2.41%	1.75%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed annuity
contracts embedded
derivatives	$(4,845)	Discounted cash flow	Lapse (3)	0%	–	9%	(10)
			Mortality (7)			(9)	(10)
MRB liabilities	(2,078)
Other liabilities – ceded
MRBs	(246)	Discounted cash flow	Lapse (3)	1%	–	30%	(10)
			Utilization of GLB withdrawals (4)	85%	–	100%	94%
			Claims utilization factor (5)	60%	–	100%	(10)
			Premiums utilization factor (5)	80%	–	115%	(10)
			Non-performance risk (6)	0.35%	–	2.41%	1.73%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	–	28%	14.47%
(1) Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.
(2) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(3) The lapse input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapses during the surrender charge period.
(4) The utilization of GLB withdrawals input represents the estimated percentage of policyholders that utilize the GLB withdrawal riders.
(5) The utilization factors are applied to the present value of claims or premiums, as appropriate, in the MRB calculation to estimate the impact of inefficient GLB withdrawal behavior, including taking less than or more than the maximum GLB withdrawal.

(6) The non-performance risk input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract. The non-performance risk input was weighted by the absolute value of the sensitivity of the reserve to the non-performance risk assumption. The non-performance risk input for LPR ceded derivative was weighted using a simple average.
(7) The mortality input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(8) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Volatility assumptions vary by fund due to the benchmarking of different indices. The volatility input was weighted by the relative account balance assigned to each index.
(9) The mortality is based on a combination of company and industry experience, adjusted for improvement factors.
(10) A weighted average input range is not a meaningful measurement for lapse, utilization factors or mortality.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

• Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.
•Indexed annuity contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse or mortality inputs would have resulted in a decrease in the fair value measurement.
•LPR ceded derivative – Assuming our LPR ceded derivative is in an asset position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in an increase in the fair value measurement.
•MRBs – Assuming our MRBs are in a liability position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in a decrease in the fair value measurement, except for policies with GDB riders only, in which case an increase in mortality inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see Note 1.

•Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.
•Indexed annuity contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse or mortality inputs would have resulted in a decrease in the fair value measurement.

16. Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants. These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits. We comply with applicable minimum funding requirements. In accordance with such practice, we were not required to make contributions for the years ended December 31, 2023 and 2022. We do not expect to be required to make any contributions to these pension plans in 2024. We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents. Total net periodic cost (recovery) for these plans was $2 million, $(2) million and $1 million during 2023, 2022 and 2021, respectively, which was reported within commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss). In 2024, we expect the plans to make benefit payments of approximately $9 million.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2023	2022	2023	2022
			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$71	$77	$10	$9
Projected benefit obligation	77	82	6	6
Funded status	$(6)	$(5)	$4	$3

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$–	$–	$4	$3
Other liabilities	(6)	(5)	–	–
Net amount recognized	$(6)	$(5)	$4	$3

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	5.44%	5.66%	5.45%	5.70%
Net periodic benefit cost:
Weighted-average discount rate	5.62%	3.07%	5.70%	3.73%
Expected return on plan assets	6.00%	5.00%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2023, and projected benefit obligation cash flows. The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation. We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2023	2022
Fixed maturity securities:
Corporate bonds	$23	$33
U.S. government bonds	22	17
CMBS	2	2
Common stock	21	22
Cash and invested cash	3	3
Other investments	10	9
Total	$81	$86

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors. These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits. We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees. Our expense (benefit) for these plans was $1 million, $(35) million and $(28) million for the years ended December 31, 2023, 2022 and 2021, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986. We also participate in defined contribution plans sponsored by LNC for eligible employees. Our expense for these plans was $114 million, $99 million and $104 million, for the years ended December 31, 2023, 2022 and 2021, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents. Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC. The results of certain notional investment options within some of the plans are hedged by total return swaps. Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options. Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. Our expense for these plans was $22 million, $12 million and $18 million for the years ended December 31, 2023, 2022 and 2021, respectively. For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2023	2022
Total liabilities (1)	$695	$623
Investments dedicated to fund liabilities (2)	233	206

(1) Reported in other liabilities on the Consolidated Balance Sheets.
(2) Reported in other assets on the Consolidated Balance Sheets.

17. Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various stock-based incentive compensation plans that provide for the issuance of stock options, performance shares and restricted stock units (“RSUs”), among other types of awards. LNC issues new shares to satisfy option exercises and vested performance shares and RSUs.

Total compensation expense (in millions) by award type for stock-based incentive compensation plans was as follows:

	For the Years Ended December 31,
	2023	2022	2021
Stock options	$7	$6	$8
Performance shares	12	9	17
RSUs	40	33	33
Total	$59	$48	$58

Recognized tax benefit	$9	$11	$12

18. Contingencies and Commitments

Contingencies

Reinsurance Disputes

Certain reinsurers have sought rate increases on certain yearly renewable term agreements. We are disputing the requested rate increases under these agreements. We may initiate legal proceedings, as necessary, under these agreements in order to protect our contractual rights. Additionally, reinsurers have initiated, and may in the future initiate, legal proceedings against us. While this may impact the Life Insurance segment, we believe it is unlikely the outcome of these disputes would have a material impact on the consolidated financial statements.

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, the Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisers and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2023.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2023, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $190 million, after-tax. Any estimate is not an indication of expected loss, if any, or of the Company’s maximum possible loss exposure on such matters.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Among other matters, we are presently engaged in litigation, including relating to cost of insurance rates (“Cost of Insurance and Other Litigation”), as described below. No accrual has been made for some of these matters. Although a loss is believed to be reasonably possible for these matters, for some of these matters, we are not able to estimate a reasonably possible amount or range of potential liability. An adverse outcome in one or more of these matters may have a material impact on the consolidated financial statements, but, based on information currently known, management does not believe those cases are likely to have such an impact.

Cost of Insurance and Other Litigation

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16-cv-00827, is a putative class action that was served on LNL on June 8, 2016. Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of plaintiff’s policy and seeks damages on behalf of all such policyholders. On January 11, 2019, the court dismissed plaintiff’s complaint in its entirety. In response, plaintiff filed a motion for leave to amend the complaint, which, on September 25, 2023, the court granted in part and denied in part. Plaintiff filed an amended complaint on October 10, 2023. On March 7, 2024, the parties entered into a settlement agreement, which is subject to court approval. The provisional settlement encompasses policies that are at issue in the Glover case, which also includes all policies in the lawsuits captioned TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company and Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, both of which are described below, and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024. The provisional settlement, which is subject to both preliminary and final approval of the court, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski).

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:17-cv-02592, is a civil action filed on February 1, 2017. Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Among other things, plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates beginning in 2016. We are vigorously defending this matter.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Case No. 2:16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action cases that were consolidated by an order dated March 20, 2017. Plaintiffs purport to own certain universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Among other things, plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2016. Plaintiffs sought to represent classes of policyowners and sought damages on their behalf. On August 9, 2022, the court denied plaintiffs’ motion for class certification. The parties participated in a mediation on December 13, 2022, and subsequently reached a settlement. On January 26, 2023, the parties informed the presiding judge of a class settlement in this action, subject to final documentation and court approval. On March 24, 2023, plaintiffs filed a motion for preliminary approval of the class settlement, which was granted by the court on June 14, 2023. The provisional settlement, which was subject to both preliminary and final approval of the court, consisted of $117.75 million in pre-tax cash (in the aggregate for both this litigation and the In re: Lincoln National 2017 COI Rate Litigation matter discussed immediately below) and a five-year cost of insurance rate freeze, among other terms. After certain policyholders timely opted out or otherwise excluded themselves from the settlement class with respect to certain policies, the pre-tax cash settlement fund was reduced to $109.96 million. The court granted final approval of the settlement on October 5, 2023. On December 27, 2023, the court ordered that supplemental notice of the class settlement be mailed to a small percentage of settlement class members who had not been sent the initial class notice. Those policyholders own policies representing less than 0.14% of the total of all Policy Claim Amounts (as defined in the parties’ settlement agreement) and have until 45 days after the completion of supplemental notice to object to or opt out of the settlement. Certain of the policyholders who did not participate in the settlement are plaintiffs in Brighton Trustees, LLC, et al. v. The Lincoln National Life Insurance Company and Ryan K. Crayne, on behalf of and as a trustee for Carlton Peak Trust v. The Lincoln National Life Insurance Company discussed further below. The remaining policyholders who are not participants in the settlement may bring individual actions in the future to the extent they have not already done so.

In re: Lincoln National 2017 COI Rate Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Case No. 2:17-cv-04150, is a consolidated litigation matter related to multiple putative class action cases that were consolidated by an order dated March 28, 2018. Plaintiffs purport to own certain universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Among other things, plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2017. Plaintiffs sought to represent classes of policyholders and sought damages on their behalf. On August 9, 2022, the court denied plaintiffs’ motion for class certification. The parties participated in a mediation on December 13, 2022, and subsequently reached a settlement. On January 26, 2023, the parties informed the presiding judge of a class settlement in this action, subject to final documentation and court approval. On March 24, 2023, plaintiffs filed a motion for preliminary approval of the class settlement, which was granted by the court on June 14, 2023. The provisional settlement, which was subject to both preliminary and final approval of the court, consists of $117.75 million in pre-tax cash (in the aggregate for both this litigation and the In re: Lincoln National COI Litigation matter discussed immediately above) and a five-year cost of insurance rate freeze, among other terms. After certain policyholders timely opted out or otherwise excluded themselves from the settlement class with respect to certain policies, the pre-tax cash settlement fund was reduced to $109.96 million. The court granted final approval of the settlement on October 5, 2023. On December 27, 2023, the court ordered that supplemental notice of the class settlement be mailed to a small percentage of settlement class members who had not been sent the initial class notice. Those policyholders own policies representing less than 0.14% of the total of all Policy Claim Amounts (as defined in the parties’ settlement agreement) and have until 45 days after the completion of supplemental notice to object to or opt out of the settlement. Certain of the policyholders who did not participate in the settlement are plaintiffs in Brighton Trustees, LLC, et al. v. The Lincoln National Life Insurance Company and Ryan K. Crayne, on behalf of and as a trustee for Carlton Peak Trust v. The Lincoln National Life Insurance Company discussed further below. The remaining policyholders who are not participants in the settlement may bring individual actions in the future to the extent they have not already done so.

TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, filed in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-02989, is a putative class action that was filed on July 17, 2018. Plaintiff alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who own policies issued by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders. On March 7, 2024, the parties in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company (discussed above) entered into a settlement agreement, which is subject to court approval. The provisional settlement encompasses policies that are at issue in this case, as the Glover case is inclusive of all policies in this case, as well as in the lawsuit captioned Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York (discussed below), and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024. The provisional settlement, which is subject to both preliminary and final approval of the court, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski). A motion has been filed to stay the proceedings in this matter (as well as the Iwanski matter) pending the completion of the settlement approval process in Glover.

LSH Co. and Wells Fargo Bank, National Association, as securities intermediary for LSH Co. v. Lincoln National Corporation and The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-05529, is a civil action filed on December 21, 2018. Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Among other things, plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts when LNL increased non-guaranteed cost of insurance rates in 2016 and 2017. We are vigorously defending this matter.

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019. Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies. On March 31, 2022, the court issued an order granting plaintiff’s motion for class certification and certified a class of all current or former owners of six universal life insurance products issued by LLANY that were assessed a cost of insurance charge any time on or after June 27, 2013. Plaintiff seeks damages on behalf of the class. On April 19, 2023, LLANY filed a motion for summary judgment. On March 7, 2024, the parties in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company (discussed above) entered into a settlement agreement, which is subject to court approval. The provisional settlement encompasses policies that are at issue in this case, as the Glover case is inclusive of all policies in this case, as well as in the lawsuit captioned TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company (discussed above), and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024. The provisional settlement, which is subject to both preliminary and final approval of the court, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski). On March 8, 2024, we wrote to the court requesting a pre-motion conference in advance of LLANY’s planned motion to stay proceedings in this matter pending the completion of the settlement approval process in Glover.

Angus v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:22-cv-01878, is a putative class action filed on May 13, 2022. Plaintiff alleges that defendant LNL breached the terms of her life insurance policy by deducting non-guaranteed cost of insurance charges in excess of what is permitted by the policies. Plaintiff seeks to represent all owners of universal life insurance policies issued or insured by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of plaintiff’s policy and seeks damages on their behalf. Breach of contract is the only cause of action asserted. On August 26, 2022, LNL filed a motion to dismiss. We are vigorously defending this matter.

Brighton Trustees, LLC, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, Case No. 2:23-cv-02251, is a civil action filed on April 20, 2023. On June 12, 2023, the U.S. District Court for the Northern District of Indiana granted a motion filed by LNL to transfer the case to the U.S. District Court for the Eastern District of Pennsylvania. Plaintiffs purport to own universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Among other things, plaintiffs allege that LNL breached the terms of policyholders’ contracts and converted property when it increased non-guaranteed cost of insurance rates beginning in 2016. We are vigorously defending this matter.

Ryan K. Crayne, on behalf of and as trustee for Carlton Peak Trust v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, Case No. 2:24-cv-00053-GJP, is a civil action filed on November 17, 2023. On January 4, 2024, upon the parties’ stipulation, the U.S. District Court for the Northern District of Indiana transferred the case to the U.S. District Court for the Eastern District of Pennsylvania. Plaintiff purports to own claims regarding universal life policies originally issued by Jefferson-Pilot (now LNL). Among other things, plaintiff alleges that LNL breached the terms of policyholders’ contracts and converted property when it increased non-guaranteed cost of insurance rates beginning in 2016. We are vigorously defending this matter.

Other Litigation

Andrew Nitkewicz v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:20-cv-06805, is a putative class action that was filed on August 24, 2020. Plaintiff Andrew Nitkewicz, as trustee of the Joan C. Lupe Trust, seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and for which planned annual, semi-annual, or quarterly premiums were paid for any period beyond the end of the policy month of the insured’s death. Plaintiff alleges LLANY failed to refund unearned premium in violation of New York Insurance Law Section 3203(a)(2) in connection with the payment of death benefit claims for certain insurance policies. Plaintiff seeks compensatory damages and pre-judgment interest on behalf of the various classes and sub-class. On July 2, 2021, the court granted, with prejudice, LLANY’s November 2020 motion to dismiss this matter. Plaintiff filed a notice of appeal on July 28, 2021, and on September 26, 2022, the U.S. Court of Appeals for the Second Circuit reserved its decision and certified a question to the New York Court of Appeals. On October 20, 2022, the New York Court of Appeals accepted the question. On October 19, 2023, the New York Court of Appeals answered the question in LLANY’s favor and transmitted the decision to the U.S. Court of Appeals for the Second Circuit. Plaintiff sought, and was granted, supplemental briefing before the U.S. Court of Appeals for the Second Circuit with respect to certain aspects of the New York Court of Appeals’ decision. The supplemental briefing was completed January 23, 2024. We are vigorously defending this matter.

Henry Morgan et al. v. Lincoln National Corporation d/b/a Lincoln Financial Group, et al, filed in the District Court of the 14th Judicial District of Dallas County, Texas, No. DC-23-02492, is a putative class action that was filed on February 22, 2023. Plaintiffs Henry Morgan, Susan Smith, Charles Smith, Laura Seale, Terri Cogburn, Laura Baesel, Kathleen Walton, Terry Warner, and Toni Hale (“Plaintiffs”) allege on behalf of a putative class that Lincoln National Corporation d/b/a Lincoln Financial Group, LNL and LLANY (together, “Lincoln”), FMR, LLC, and Fidelity Product Services, LLC (“Fidelity”) created and marketed misleading and deceptive insurance products with attributes of investment products. The putative class comprises all individuals and entities who purchased Lincoln OptiBlend products that allocated account monies to the 1-Year Fidelity AIM Dividend Participation Account, between January 1, 2020, to December 31, 2022. Plaintiffs assert the following claims individually and on behalf of the class, (1) violations of the Texas Deceptive Trade Practices Act against Lincoln; (2) common-law fraud against Lincoln; (3) negligent misrepresentation against Lincoln and Fidelity; and (4) aiding and abetting fraud against Fidelity. Plaintiffs allege they suffered damages from “a missed investment return of approximately 5-6%” and mitigation damages. They seek actual, consequential and punitive damages, as well as pre-judgment and post-judgment interest, attorney’s fees, and litigation costs. On March 31, 2023, the Lincoln defendants filed a notice of removal removing the action from the 14th Judicial District of Dallas County, Texas, to the United States District Court for the Northern District of Texas, Dallas Division. On May 8, 2023, the Lincoln defendants and the Fidelity defendants filed motions to dismiss, which remain pending. We are vigorously defending this matter.

Commitments

Leases

As of December 31, 2023 and 2022, we had operating lease ROU assets of $80 million and $110 million, respectively, and associated lease liabilities of $89 million and $119 million, respectively. The weighted-average discount rate was 3.7% and 2.8%, respectively, and the weighted-average remaining lease term was four years and five years, respectively, as of December 31, 2023 and 2022. Operating lease expense for the years ended December 31, 2023, 2022 and 2021, was $41 million, $45 million and $41 million, respectively, and reported in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).

As of December 31, 2023 and 2022, we had finance lease assets of $5 million and $14 million, respectively, and associated finance lease liabilities of $27 million and $106 million, respectively. The accumulated amortization associated with the finance lease assets was $467 million and $458 million as of December 31, 2023 and 2022, respectively. These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives. The weighted-average discount rate was 6.4% and 2.9%, respectively, and the weighted-average remaining lease term was two years and one year, respectively, as of December 31, 2023 and 2022.

Finance lease expense (in millions) was as follows:

	For the Years Ended December 31,
	2023	2022	2021
Amortization of finance lease assets (1)	$9	$23	$38
Interest on finance lease liabilities (2)	5	4	3
Total	$14	$27	$41

(1) Amortization of finance lease assets is reported in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).
(2) Interest on finance lease liabilities is reported in interest and debt expense on the Consolidated Statements of Comprehensive Income (Loss).

The table below presents cash flow information (in millions) related to leases:

	For the Years Ended December 31,
	2023	2022	2021
Supplemental Cash Flow Information
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$41	$47	$40
Financing cash flows from finance leases	83	74	62

Supplemental Non-Cash Information
ROU assets obtained in exchange for new lease obligations:
Operating leases	$–	$6	$8

Our future minimum lease payments (in millions) under non-cancellable leases as of December 31, 2023, were as follows:

	Operating Leases	Finance Leases
2024	$34	$18
2025	26	7
2026	22	4
2027	15	–
2028	8	–
Thereafter	7	–
Total future minimum lease payments	112	29
Less: Amount representing interest	23	2
Present value of minimum lease payments	$89	$27

As of December 31, 2023, we had no leases that had not yet commenced.

Certain Financing Arrangements

We periodically enter into sale-leaseback arrangements that do not meet the criteria of a sale for accounting purposes. As such, we account for these transactions as financing arrangements. As of December 31, 2023 and 2022, we had $595 million and $558 million, respectively, of financing obligations reported within other liabilities on the Consolidated Balance Sheets. Future payments due on certain financing arrangements (in millions) as of December 31, 2023, were as follows:

2024	$152
2025	172
2026	224
2027	127
2028	10
Thereafter	6
Total future minimum lease payments	691
Less: Amount representing interest	96
Present value of minimum lease payments	$595

Vulnerability from Concentrations

As of December 31, 2023, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition. For information on our investment and reinsurance concentrations, see Notes 4 and 8, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(1) million and $(3) million as of December 31, 2023 and 2022, respectively.

19. Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2023	2022	2021
Unrealized Gain (Loss) on Fixed Maturity AFS Securities and Certain Other Investments
Balance as of beginning-of-year	$(8,526)	$9,153	$8,993
Cumulative effect from adoption of new accounting standards	–	–	3,584
Unrealized holding gains (losses) arising during the year	2,122	(24,475)	(4,478)
Change in foreign currency exchange rate adjustment	178	(321)	(143)
Change in future contract benefits and policyholder account balances, net of reinsurance	638	2,292	893
Income tax benefit (expense)	(650)	4,815	797
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(3,425)	(13)	624
Income tax benefit (expense)	719	3	(131)
Balance as of end-of-year	$(3,532)	$(8,526)	$9,153
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$301	$258	$42
Cumulative effect from adoption of new accounting standard	–	–	25
Unrealized holding gains (losses) arising during the year	162	(154)	141
Change in foreign currency exchange rate adjustment	(169)	312	152
Income tax benefit (expense)	2	(34)	(63)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	60	103	49
Income tax benefit (expense)	(13)	(22)	(10)
Balance as of end-of-year	$249	$301	$258
Market Risk Benefit Non-Performance Risk Gain (Loss)
Balance as of beginning-of-year	$1,739	$1,951	$–
Cumulative effect from adoption of new accounting standard	–	–	2,874
Adjustment arising during the year	(854)	(267)	(1,174)
Income tax benefit (expense)	184	55	251
Balance as of end-of-year	$1,069	$1,739	$1,951
Policyholder Liability Discount Rate Remeasurement Gain (Loss)
Balance as of beginning-of-year	$790	$(1,101)	$–
Cumulative effect from adoption of new accounting standard	–	–	(1,661)
Adjustment arising during the year	(187)	2,406	711
Income tax benefit (expense)	42	(515)	(151)
Balance as of end-of-year	$645	$790	$(1,101)
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(17)	$(11)	$(14)
Adjustment arising during the year	1	(6)	4
Income tax benefit (expense)	–	–	(1)
Balance as of end-of-year	$(16)	$(17)	$(11)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2023	2022	2021
Unrealized Gain (Loss) on Fixed Maturity AFS
Securities and Certain Other Investments
Reclassification	$(4,014)	$(13)	$624	Realized gain (loss)
Associated change in future contract benefits	589	–	–	Benefits
Reclassification before income
tax benefit (expense)	(3,425)	(13)	624	Income (loss) before taxes
Income tax benefit (expense)	719	3	(131)	Federal income tax expense (benefit)
Reclassification, net of income tax	$(2,706)	$(10)	$493	Net income (loss)
Unrealized Gain (Loss) on Derivative Instruments
Interest rate contracts	$(1)	$2	$3	Net investment income
Foreign currency contracts	54	62	48	Net investment income
Foreign currency contracts	7	39	(2)	Realized gain (loss)
Reclassifications before income
tax benefit (expense)	60	103	49	Income (loss) before taxes
Income tax benefit (expense)	(13)	(22)	(10)	Federal income tax expense (benefit)
Reclassifications, net of income tax	$47	$81	$39	Net income (loss)
20. Segment Information

We provide products and services and report results through our Annuities, Life Insurance, Group Protection and Retirement Plan Services segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering variable annuities (including RILA) and fixed annuities (including indexed).

The Life Insurance segment focuses on the creation and protection of wealth through life insurance products, including term insurance, both single (including UL, corporate-owned UL and VUL and bank-owned UL and VUL products) and survivorship versions of IUL and VUL products, linked-benefit products (which are UL and VUL with riders providing for long-term care costs), and critical illness and long-term care riders, which can be attached to IUL or VUL policies.

The Group Protection segment offers group non-medical insurance products and services, including short- and long-term disability, statutory disability and paid family medical leave administration and absence management services, term life, dental, vision and accident, critical illness and hospital indemnity benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

Other Operations includes investments related to our excess capital; benefit plan obligations; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; debt costs; Spark program expense; and other corporate investments.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•Items related to annuity product features, which include changes in MRBs, including gains and losses and benefit payments, changes in the fair value of the derivative instruments we hold to hedge GLB and GDB riders, net of fee income allocated to support the cost of hedging them, and changes in the fair value of the embedded derivative liabilities of our indexed annuity contracts and the associated index options we hold to hedge them, including collateral expense associated with the hedge program (collectively, “net annuity product features”);
•Items related to life insurance product features, which include changes in the fair value of derivatives we hold as part of VUL hedging, changes in reserves resulting from benefit ratio unlocking associated with the impact of capital markets, and changes in the fair value of the embedded derivative liabilities of our IUL contracts and the associated index options we hold to hedge them (collectively, “net life insurance product features”);
•Credit loss-related adjustments on fixed maturity AFS securities, mortgage loans on real estate and reinsurance-related assets (“credit loss-related adjustments”);
•Changes in the fair value of equity securities, certain derivatives, certain other investments and realized gains (losses) on sales, disposals and impairments of financial assets (collectively, “investment gains (losses)”);
•Changes in the fair value of reinsurance-related embedded derivatives, trading securities and mortgage loans on real estate electing the fair value option (“changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans”);
•GLB rider fees ceded to LNBAR;
•Income (loss) from the initial adoption of new accounting standards, regulations and policy changes;
•Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•Transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business;
•Gains (losses) on modification or early extinguishment of debt;
•Losses from the impairment of intangible assets and gains (losses) on other non-financial assets; and
•Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•Changes in the fair value of the derivative instruments we hold to hedge GLB and GDB riders, net of fee income allocated to support the cost of hedging them, and changes in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts and the associated index options we hold to hedge them (collectively, “revenue adjustments from annuity and life insurance product features”);
•Credit loss-related adjustments;
•Investment gains (losses);
•Changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans;
•GLB rider fees ceded to LNBAR;
•Revenue adjustments from the initial adoption of new accounting standards; and
•Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 21%, where applicable, net of the impacts related to dividends received deduction and foreign tax credits and any other permanent differences for events recognized differently in our financial statements and federal income tax returns.

The tables below reconcile our segment measures of performance to the GAAP measures presented in the Consolidated Statements of Comprehensive Income (Loss) (in millions):

	For the Years Ended December 31,
	2023	2022	2021
Revenues
Operating revenues:
Annuities (1)	$2,625	$4,102	$4,258
Life Insurance	6,362	6,344	6,938
Group Protection	5,560	5,303	4,994
Retirement Plan Services	1,290	1,257	1,306
Other Operations (1)	(778)	133	158
Revenue adjustments from annuity and life insurance product features	99	872	818
Credit loss-related adjustments	(74)	(129)	109
Investment gains (losses)	(4,080)	19	654
Changes in the fair value of reinsurance-related embedded derivatives,
trading securities and certain mortgage loans	(22)	588	165
GLB rider fees ceded to LNBAR	(923)	(932)	(888)
Total revenues (1)	$10,059	$17,557	$18,512

	For the Years Ended December 31,
	2023	2022	2021
Net Income (Loss)
Income (loss) from operations:
Annuities	$840	$948	$1,089
Life Insurance	(126)	(1,933)	497
Group Protection	297	40	(165)
Retirement Plan Services	155	198	235
Other Operations	(356)	(374)	(244)
Net annuity product features, after-tax	1,295	416	1,866
Net life insurance product features, after-tax	148	21	(1)
Credit loss-related adjustments, after-tax	(58)	(102)	86
Investment gains (losses), after-tax	(3,210)	15	516
Changes in the fair value of reinsurance-related embedded derivatives,
trading securities and certain mortgage loans, after-tax	(18)	465	130
GLB rider fees ceded to LNBAR, after-tax	(728)	(735)	(701)
Impairment of intangibles	–	(634)	–
Transaction and integration costs related to mergers,
acquisitions and divestitures, after-tax (2)	(27)	–	(11)
Net income (loss)	$(1,788)	$(1,675)	$3,297

(1)    Includes ceded insurance premiums primarily related to the Fortitude Re reinsurance transaction effective in the fourth quarter of 2023. For more information, see Note 8.
(2)    Includes costs pertaining to the Fortitude Re reinsurance transaction and the planned sale of LNC’s wealth management business. For more information, see Note 1 and Note 8, respectively.

Other segment information (in millions) was as follows:

	For the Years Ended December 31,
	2023	2022	2021
Net Investment Income
Annuities	$1,744	$1,387	$1,314
Life Insurance	2,515	2,464	3,054
Group Protection	336	333	364
Retirement Plan Services	999	966	982
Other Operations	118	124	125
Total net investment income	$5,712	$5,274	$5,839

	For the Years Ended December 31,
	2023	2022	2021
Federal Income Tax Expense (Benefit)
Annuities	$79	$128	$189
Life Insurance	(62)	(544)	112
Group Protection	79	11	(44)
Retirement Plan Services	25	32	48
Other Operations	(102)	(84)	(70)
Net annuity product features	344	112	496
Net life insurance product features	39	5	–
Credit loss-related adjustments	(16)	(27)	20
Investment gains (losses)	(853)	4	140
Changes in the fair value of reinsurance-related embedded derivatives,
trading securities and certain mortgage loans	(5)	123	35
GLB rider fees ceded to LNBAR	(194)	(197)	(186)
Transaction and integration costs related to mergers,
acquisitions and divestitures	(7)	–	(3)
Total federal income tax expense (benefit)	(673)	(437)	737

	As of December 31,
	2023	2022
Assets
Annuities	$186,716	$165,643
Life Insurance	107,529	97,373
Group Protection	9,741	9,830
Retirement Plan Services	46,969	42,275
Other Operations	23,021	20,461
Total assets	$373,976	$335,582

21. Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2023	2022	2021
Fixed maturity AFS securities: (1)
Gross gains	$627	$37	$660
Gross losses	(428)	(50)	(36)
Credit loss benefit (expense) (2)	(21)	(14)	(11)
Intent to sell impairments	(4,213)	–	–
Realized gain (loss) on equity securities (3)	(6)	12	41
Credit loss benefit (expense) on mortgage loans on real estate	(16)	(3)	111
Credit loss benefit (expense) on reinsurance-related assets (4)	(35)	(112)	7
Realized gain (loss) on the mark-to-market on certain instruments (5)(6)	(509)	683	169
Indexed product derivative results (7)	(232)	74	22
GLB rider fees ceded to LNBAR and attributed fees	(112)	(168)	(91)
Other realized gain (loss)	11	(41)	(13)
Total realized gain (loss)	$(4,934)	$418	$859

(1) Includes impairments of certain fixed maturity AFS securities in an unrealized loss position, resulting from the Company’s intent to sell these securities as part of the Fortitude Re reinsurance transaction. Pursuant to the applicable accounting guidance, the Company impaired the securities in a loss position down to fair market value upon entry into the agreements in the second quarter of 2023 and recognized additional impairment on certain of these securities during the third quarter of 2023 due to higher interest rates. Interest rates declined during the fourth quarter of 2023, which resulted in recognition of a $295 million pre-tax net gain upon close of the transaction, included in gross gains and gross losses. See Notes 4 and 8 for additional information.
(2) Includes changes in the allowance for credit losses as well as direct write-downs to amortized cost as a result of negative credit events.
(3) Includes mark-to-market adjustments on equity securities still held of $8 million, $7 million and $44 million for the years ended December 31, 2023, 2022 and 2021, respectively.
(4) Includes the release of reinsurance recoverables and the corresponding allowance for credit losses related to a third-party reinsurer, Scottish Re, where liquidation proceedings commenced during the third quarter of 2023. As of September 30, 2023, reinsurance coverage terminated and all business ceded to Scottish Re was therefore recaptured.
(5) Represents changes in the fair values of derivatives we hold as part of VUL hedging, reinsurance-related embedded derivatives and trading securities. Also includes an $87 million pre-tax loss related to interest rate futures used to hedge the assets used as consideration in the Fortitude Re reinsurance transaction. See Note 8 for additional information.
(6) Includes gains and losses from fair value changes on mortgage loans on real estate accounted for under the fair value option of $(11) million, $(24) million and $3 million for the years ended December 31, 2023, 2022 and 2021, respectively.
(7) Represents the change in fair value of the index options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts, and the associated index options to hedge policyholder index allocations applicable to future reset periods for our indexed annuity products.

22. Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2023	2022	2021
Commissions	$2,082	$2,201	$2,227
General and administrative expenses	2,427	2,200	2,187
DAC and VOBA deferrals, net of amortization	(171)	(346)	(321)
Broker-dealer expenses	444	419	441
Taxes, licenses and fees	333	344	358
Expenses associated with reserve financing and LOCs	58	60	57
Specifically identifiable intangible asset amortization	37	37	37
Other amortization	5	12	11
Transaction and integration costs related to mergers, acquisitions and divestitures	34	–	14
Total	$5,249	$4,927	$5,011

23. Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2023	2022	2021
Current	$(255)	$(24)	$20
Deferred	(418)	(413)	717
Federal income tax expense (benefit)	$(673)	$(437)	$737

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2023	2022	2021
Income (loss) before taxes	$(2,461)	$(2,112)	$4,034
Federal statutory rate	21%	21%	21%
Federal income tax expense (benefit) at federal statutory rate	(517)	(444)	847
Effect of:
Tax-preferred investment income (1)	(126)	(90)	(88)
Tax credits	(40)	(42)	(26)
Excess tax expense (benefit) from stock-based compensation	3	(1)	–
Goodwill impairment	–	133	–
Other items	7	7	4
Federal income tax expense (benefit)	$(673)	$(437)	$737
Effective tax rate	27%	21%	18%

(1) Relates primarily to separate account dividends eligible for the dividends-received deduction.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2023	2022
Current	$546	$353
Deferred	49	734
Total federal income tax asset (liability)	$595	$1,087

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2023	2022
Deferred Tax Assets
Insurance liabilities and reinsurance-related balances	$322	$231
Compensation and benefit plans	175	152
Intangibles	18	21
Net unrealized loss on fixed maturity AFS securities	1,246	2,161
Net unrealized loss on trading securities	33	70
Investment activity	91	296
Tax credits	103	–
Net operating losses	87	278
Capital losses	93	–
Deferred gain on reinsurance	400	30
Total deferred tax assets	$2,568	$3,239
Deferred Tax Liabilities
DAC and VOBA	$1,906	$1,769
Reinsurance-related embedded derivative assets	104	143
MRB-related activity	286	228
Other	223	365
Total deferred tax liabilities	$2,519	$2,505
Net deferred tax asset (liability)	$49	$734

As of December 31, 2023, we have $103 million of federal income tax credits that can be carried forward to 2030 through 2033. As of December 31, 2023, we have $414 million of net operating losses to carry forward to future years. As of December 31, 2023, we have $442 million of capital losses to carry forward to future years. The net operating losses arose in tax years 2018 and 2021 and, under the Tax Cuts and Jobs Act changes, have an unlimited carryforward period. The capital losses arose in tax year 2023 and can be carried back three years and forward five years. As a result, management believes that it is more likely than not that the deferred tax asset associated with the loss carryforwards will be realized. Inclusive of the tax attribute for the net operating losses, although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities. With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2019. In the first quarter of 2021, the Internal Revenue Service commenced an examination of our 2014, 2015, 2016 and 2017 refund claims. We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

A reconciliation of the gross unrecognized federal tax benefits (in millions) was as follows:

	For the Years Ended December 31,
	2023	2022
Balance as of beginning-of-year	$59	$64
Decreases for prior year tax positions	(6)	(6)
Increases for prior year tax positions	23	1
Balance as of end-of-year	$76	$59

As of December 31, 2023 and 2022, $66 million and $43 million, respectively, of our gross unrecognized federal tax benefits presented above, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate. We anticipate that it is reasonably possible that unrecognized tax benefits primarily associated with separate account dividends-received deduction, tax credits and compensation, upon completion of our ongoing refund claims review, will decrease by $35 million by the end of 2024.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2023, 2022 and 2021, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2023 and 2022.

In August 2022, the Inflation Reduction Act of 2022 was passed by the U.S. Congress and signed into law by President Biden. The Inflation Reduction Act of 2022 established a new 15% corporate alternative minimum tax for corporations whose average adjusted net income for any consecutive three-year period beginning after December 31, 2022, exceeds $1.0 billion. This provision became effective for tax years beginning after December 31, 2022. We determined that we were not within the scope of the corporate alternative minimum tax for 2023.

24. Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our respective states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners
(“NAIC”) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our respective states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities: LNL, LLANY, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII.

	As of December 31,
	2023	2022
U.S. capital and surplus	$8,026	$8,507

	For the Years Ended December 31,
	2023	2022	2021
U.S. net gain (loss) from operations, after-tax	$(2,495)	$1,708	$(1,285)
U.S. net income (loss)	(2,924)	1,965	(569)
U.S. dividends to LNC holding company	495	645	1,910

State Prescribed and Permitted Practices

The states of domicile for LNL and LLANY, Indiana and New York, respectively, have adopted certain prescribed or permitted accounting practices that differ from those found in NAIC SAP. These prescribed practices are the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York. Also, the state of New York prescribes use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves and use of minimum reserve methods and assumptions for variable annuity and individual life insurance contracts that may be more conservative than those required by NAIC SAP. The statutory permitted practices allow accounting for certain derivative assets at amortized cost and allow determining certain indexed annuity and indexed universal life statutory reserve calculations with the assumption that the market value of the related liability call option(s) associated with the current index term is zero. At the conclusion of the index term, credited interest is reflected in the reserve as realized, based on actual index performance. The statutory accounting practices also allow accounting for certain group fixed annuity assets at general account balances.

The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP. One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2023 and 2022. Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2023 and 2022. Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance agreements with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2023 and 2022. These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”) or are compliant under AG48 requirements.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2023	2022
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$(1)	$3
Conservative valuation rate on certain annuities	(1)	(36)
Calculation of reserves using continuous CARVM	(1)	(1)
Conservative Reg 213 reserves on variable annuity and individual life contracts	(31)	(37)
State Permitted Practice
Derivative instruments and equity indexed reserves	(170)	14
Assets in group fixed annuity contracts held at general account balances	332	436
Vermont Subsidiaries Permitted Practices
Lesser of LOC and XXX additional reserve as surplus	1,776	1,838
LLC notes and variable value surplus notes	1,444	1,547
Excess of loss reinsurance agreements	563	549

The NAIC has adopted RBC requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2023, the Company’s RBC ratio was approximately four times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the “Commissioner”), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNL’s subsidiary, LLANY, a New York-domiciled insurance company, is bound by similar restrictions under the laws of New York. Under New York law, the applicable statutory limitation on dividends is equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends to LNC of approximately $780 million in 2024 without prior approval from the Commissioner of Insurance.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

25. Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2023	2022	2021
Net cash paid (received) for:
Interest	$187	$126	$115
Income taxes	(110)	(61)	29
Non-cash transactions:
Net increase (decrease) in fixed maturity AFS securities, other investments and accrued investment income in connection with
reinsurance transactions	(20,264)	54	(3,700)
Establishment of funds withheld liability in connection with
a reinsurance transaction	(49)	–	–

26. Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on the Consolidated Balance Sheets:

	As of December 31,
	2023	2022
Assets with affiliates:
Inter-company notes	$1,063	$1,216	Fixed maturity AFS securities
Assumed reinsurance contracts	1	–	Policy Loans
			Deferred acquisition costs, value of business
Assumed/ceded reinsurance contracts	(131)	(138)	acquired and deferred sales inducements
Accrued inter-company interest receivable	16	13	Accrued investment income
			Reinsurance recoverables, net of allowance
Ceded reinsurance contracts	15,563	2,187	for credit losses
Ceded reinsurance contracts	642	899	Other assets
Cash management agreement	857	124	Other assets
Service agreement receivable	41	6	Other assets

Liabilities with affiliates:
Assumed reinsurance contracts	18	17	Future contract benefits
Assumed reinsurance contracts	352	361	Policyholder account balances
Inter-company short-term debt	840	562	Short-term debt
Inter-company long-term debt	2,195	2,269	Long-term debt
Ceded reinsurance contracts	5,862	2,517	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	897	(31)	Other liabilities
Accrued inter-company interest payable	18	15	Other liabilities
Service agreement payable	37	41	Other liabilities
Assumed/ceded reinsurance contracts	4,387	158	Other liabilities

Equity with affiliates:
Accumulated other comprehensive income –	774	55	Accumulated other comprehensive
assumed/ceded			income (loss)

The following summarizes transactions with affiliates (in millions) and the associated line item on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2023	2022	2021
Revenues with affiliates:
Premiums received on assumed (paid on ceded)
reinsurance contracts	$(498)	$(421)	$(468)	Insurance premiums
Fees for management of general account	(156)	(140)	(138)	Net investment income
Net investment income on ceded funds
withheld treaties	(238)	(161)	(113)	Net investment income
Net investment income on inter-company notes	65	40	29	Net investment income
Realized gains (losses) on ceded reinsurance
contracts:
Other gains (losses)	(9)	631	94	Realized gain (loss)
Reinsurance-related settlements	1,717	(1,068)	1,626	Realized gain (loss)
Amortization of deferred gain (loss) on reinsurance				Amortization of deferred gain
contracts	17	3	3	(loss) on business sold
				through reinsurance
Other revenues	(171)	–	–	Other revenues
Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded
reinsurance	(507)	(247)	(430)	Benefits
Interest credited on assumed reinsurance contracts	12	47	48	Interest credited
Market risk benefit (gain) loss
on ceded reinsurance contracts	1,129	3,543	2,199	Market risk benefit (gain) loss
Policyholder liability remeasurement (gain) loss				Policyholder liability remeasurement
on ceded reinsurance contracts	–	(321)	64	(gain) loss
Ceded reinsurance contracts	(13)	(26)	(7)	Commissions and other expenses
Service agreement payments (receipts)	(17)	(53)	(29)	Commissions and other expenses
Interest expense on inter-company debt	148	120	107	Interest and debt expense

Inter-Company Notes

LNC issues inter-company notes to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently 3% of our admitted assets as of December 31, 2023.

Service Agreements

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, account values, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 8, we cede insurance contracts to LNBAR. We cede certain guaranteed benefit risks (including certain GDB and GLB benefits) to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance: the reinsurer holds assets in trust for our potential benefit; we hold assets from the reinsurer, including funds withheld under reinsurance treaties; and/or we are the beneficiary of LOCs that are obtained by the affiliate reinsurer and issued by banks. As of December 31, 2023 and 2022, the LOCs of which we are the beneficiary aggregated to $111 million and $1.5 billion, respectively.

27. Subsequent Event

On March 7, 2024, we entered into a settlement agreement, which is subject to court approval, encompassing the policies at issue in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, which also includes the policies in certain other cost of insurance litigation matters, as discussed in further detail in Note 18, Contingencies and Commitments. The provisional settlement, which is subject to both preliminary and final approval of the court, consists of a $147.5 million pre-tax cash payment. We recorded a pre-tax legal expense for the year ended December 31, 2023, of approximately $110 million within commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss) in respect of this provisional settlement. As of December 31, 2023, we had accrued the total provisional settlement amount of $147.5 million, pre-tax.

Lincoln Life Variable Annuity Account N

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities

December 31, 2023

Subaccount	Investments	Total Assets	Net Assets
AB VPS Discovery Value Portfolio - Class A	$588,207	$588,207	$588,207
AB VPS Discovery Value Portfolio - Class B	214,180,672	214,180,672	214,180,672
AB VPS Large Cap Growth Portfolio - Class B	9,806,708	9,806,708	9,806,708
AB VPS Sustainable Global Thematic Portfolio - Class B	31,491,296	31,491,296	31,491,296
ALPS Global Opportunity Portfolio - Class I	262,534	262,534	262,534
ALPS Global Opportunity Portfolio - Class III	10,386,767	10,386,767	10,386,767
ALPS/Alerian Energy Infrastructure Portfolio - Class I	2,820,856	2,820,856	2,820,856
ALPS/Alerian Energy Infrastructure Portfolio - Class III	21,395,049	21,395,049	21,395,049
American Century VP Balanced Fund - Class I	1,108,604	1,108,604	1,108,604
American Century VP Balanced Fund - Class II	136,107,489	136,107,489	136,107,489
American Century VP Inflation Protection Fund - Class II	15,844	15,844	15,844
American Century VP Large Company Value Fund - Class I	6,628,050	6,628,050	6,628,050
American Century VP Large Company Value Fund - Class II	107,350,285	107,350,285	107,350,285
American Funds Asset Allocation Fund - Class 1	22,838,527	22,838,527	22,838,527
American Funds Asset Allocation Fund - Class 1A	32,034,680	32,034,680	32,034,680
American Funds Asset Allocation Fund - Class 4	266,135,120	266,135,120	266,135,120
American Funds Capital Income Builder® - Class 1	991,879	991,879	991,879
American Funds Capital Income Builder® - Class 1A	10,014,239	10,014,239	10,014,239
American Funds Capital Income Builder® - Class 4	56,908,544	56,908,544	56,908,544
American Funds Capital World Bond Fund - Class 1	2,380,236	2,380,236	2,380,236
American Funds Capital World Bond Fund - Class 1A	1,453,363	1,453,363	1,453,363
American Funds Capital World Growth and Income Fund - Class 1	1,505,968	1,505,968	1,505,968
American Funds Capital World Growth and Income Fund - Class 1A	5,436,095	5,436,095	5,436,095
American Funds Global Balanced Fund - Class 1	354,047	354,047	354,047
American Funds Global Balanced Fund - Class 1A	2,265,384	2,265,384	2,265,384
American Funds Global Growth Fund - Class 1	1,414,503	1,414,503	1,414,503
American Funds Global Growth Fund - Class 1A	15,842,254	15,842,254	15,842,254
American Funds Global Growth Fund - Class 2	238,820,729	238,820,729	238,820,729
American Funds Global Growth Fund - Class 4	115,580,738	115,580,738	115,580,738
American Funds Global Small Capitalization Fund - Class 1	1,245,387	1,245,387	1,245,387
American Funds Global Small Capitalization Fund - Class 1A	4,703,616	4,703,616	4,703,616
American Funds Global Small Capitalization Fund - Class 2	274,818,026	274,818,026	274,818,026
American Funds Global Small Capitalization Fund - Class 4	33,888,021	33,888,021	33,888,021
American Funds Growth Fund - Class 1	6,878,384	6,878,384	6,878,384
American Funds Growth Fund - Class 1A	54,060,215	54,060,215	54,060,215
American Funds Growth Fund - Class 2	1,345,359,592	1,345,359,592	1,345,359,592
American Funds Growth Fund - Class 4	487,372,200	487,372,200	487,372,200
American Funds Growth-Income Fund - Class 1	2,787,644	2,787,644	2,787,644
American Funds Growth-Income Fund - Class 1A	35,398,741	35,398,741	35,398,741
American Funds Growth-Income Fund - Class 2	1,530,252,886	1,530,252,886	1,530,252,886
American Funds Growth-Income Fund - Class 4	309,781,612	309,781,612	309,781,612
American Funds High-Income Trust - Class 1	1,332,580	1,332,580	1,332,580
American Funds High-Income Trust - Class 1A	2,611,590	2,611,590	2,611,590
American Funds International Fund - Class 1	3,087,119	3,087,119	3,087,119
American Funds International Fund - Class 1A	12,059,146	12,059,146	12,059,146
American Funds International Fund - Class 2	421,500,056	421,500,056	421,500,056
American Funds International Fund - Class 4	61,486,834	61,486,834	61,486,834
American Funds International Growth and Income Fund - Class 1	817,128	817,128	817,128
American Funds International Growth and Income Fund - Class 1A	2,956,065	2,956,065	2,956,065
American Funds Managed Risk Asset Allocation Fund - Class P1	7,277,219	7,277,219	7,277,219
American Funds Managed Risk Asset Allocation Fund - Class P2	123,962,436	123,962,436	123,962,436
American Funds Managed Risk Growth Fund - Class P1	5,687,823	5,687,823	5,687,823
American Funds Managed Risk Growth-Income Fund - Class P1	1,744,777	1,744,777	1,744,777
American Funds Managed Risk International Fund - Class P1	1,817,083	1,817,083	1,817,083
American Funds Managed Risk Washington Mutual Investors Fund - Class P1	2,517,450	2,517,450	2,517,450
American Funds Mortgage Fund - Class 1	433,052	433,052	433,052
American Funds Mortgage Fund - Class 1A	1,876,261	1,876,261	1,876,261
American Funds Mortgage Fund - Class 4	6,841,677	6,841,677	6,841,677
American Funds New World Fund® - Class 1	2,894,728	2,894,728	2,894,728
American Funds New World Fund® - Class 1A	9,718,229	9,718,229	9,718,229
American Funds New World Fund® - Class 4	56,618,057	56,618,057	56,618,057
American Funds The Bond Fund of America - Class 1	6,183,339	6,183,339	6,183,339

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2023

Subaccount	Investments	Total Assets	Net Assets
American Funds The Bond Fund of America - Class 1A	$15,515,410	$15,515,410	$15,515,410
American Funds U.S. Government Securities Fund - Class 1	228,957	228,957	228,957
American Funds U.S. Government Securities Fund - Class 1A	4,739,052	4,739,052	4,739,052
American Funds Washington Mutual Investors Fund - Class 1	3,048,691	3,048,691	3,048,691
American Funds Washington Mutual Investors Fund - Class 1A	21,727,445	21,727,445	21,727,445
American Funds Washington Mutual Investors Fund - Class 4	122,949,885	122,949,885	122,949,885
ClearBridge Variable Aggressive Growth Portfolio - Class I	563,009	563,009	563,009
ClearBridge Variable Aggressive Growth Portfolio - Class II	18,504,203	18,504,203	18,504,203
ClearBridge Variable Large Cap Growth Portfolio - Class I	7,233,110	7,233,110	7,233,110
ClearBridge Variable Large Cap Growth Portfolio - Class II	265,745,347	265,745,347	265,745,347
ClearBridge Variable Mid Cap Portfolio - Class I	1,650,385	1,650,385	1,650,385
ClearBridge Variable Mid Cap Portfolio - Class II	59,532,745	59,532,745	59,532,745
Columbia VP Commodity Strategy Fund - Class 1	1,451,831	1,451,831	1,451,831
Columbia VP Commodity Strategy Fund - Class 2	5,996,355	5,996,355	5,996,355
Columbia VP Emerging Markets Bond Fund - Class 1	916,240	916,240	916,240
Columbia VP Emerging Markets Bond Fund - Class 2	2,753,193	2,753,193	2,753,193
Columbia VP Strategic Income Fund - Class 1	2,580,514	2,580,514	2,580,514
Columbia VP Strategic Income Fund - Class 2	16,269,280	16,269,280	16,269,280
Delaware Ivy VIP Asset Strategy Portfolio - Class I	953,182	953,182	953,182
Delaware Ivy VIP Asset Strategy Portfolio - Class II	7,607,596	7,607,596	7,607,596
Delaware Ivy VIP Energy Portfolio - Class I	471,893	471,893	471,893
Delaware Ivy VIP Energy Portfolio - Class II	12,927,543	12,927,543	12,927,543
Delaware Ivy VIP High Income Portfolio - Class I	3,083,696	3,083,696	3,083,696
Delaware Ivy VIP High Income Portfolio - Class II	22,134,531	22,134,531	22,134,531
Delaware Ivy VIP Mid Cap Growth Portfolio - Class I	5,454,551	5,454,551	5,454,551
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	32,495,096	32,495,096	32,495,096
Delaware Ivy VIP Science and Technology Portfolio - Class I	2,230,555	2,230,555	2,230,555
Delaware Ivy VIP Science and Technology Portfolio - Class II	48,551,697	48,551,697	48,551,697
Delaware Ivy VIP Small Cap Growth Portfolio - Class I	1,341,749	1,341,749	1,341,749
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	12,773,105	12,773,105	12,773,105
Delaware VIP® Emerging Markets Series - Service Class	217,538,369	217,538,369	217,538,369
Delaware VIP® Emerging Markets Series - Standard Class	1,385,231	1,385,231	1,385,231
Delaware VIP® International Series - Standard Class	57,644	57,644	57,644
Delaware VIP® Small Cap Value Series - Service Class	451,460,551	451,460,551	451,460,551
Delaware VIP® Small Cap Value Series - Standard Class	7,132,287	7,132,287	7,132,287
DWS Alternative Asset Allocation VIP Portfolio - Class A	2,699,809	2,699,809	2,699,809
DWS Alternative Asset Allocation VIP Portfolio - Class B	37,394,851	37,394,851	37,394,851
DWS Equity 500 Index VIP Portfolio - Class A	6,263,159	6,263,159	6,263,159
DWS Small Cap Index VIP Portfolio - Class A	2,057,208	2,057,208	2,057,208
Eaton Vance VT Floating-Rate Income Fund - ADV Class	4,670,757	4,670,757	4,670,757
Eaton Vance VT Floating-Rate Income Fund - Initial Class	36,192,880	36,192,880	36,192,880
Fidelity® VIP Balanced Portfolio - Initial Class	11,413,908	11,413,908	11,413,908
Fidelity® VIP Balanced Portfolio - Service Class 2	393,667,797	393,667,797	393,667,797
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	155,976	155,976	155,976
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	224,067	224,067	224,067
Fidelity® VIP Contrafund® Portfolio - Initial Class	8,384,696	8,384,696	8,384,696
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,363,676,490	1,363,676,490	1,363,676,490
Fidelity® VIP Financials Portfolio - Initial Class	78,229	78,229	78,229
Fidelity® VIP Financials Portfolio - Service Class 2	77,825	77,825	77,825
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	709,266	709,266	709,266
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	25,844,162	25,844,162	25,844,162
Fidelity® VIP Growth Portfolio - Initial Class	10,365,745	10,365,745	10,365,745
Fidelity® VIP Growth Portfolio - Service Class 2	367,880,930	367,880,930	367,880,930
Fidelity® VIP Mid Cap Portfolio - Initial Class	4,139,797	4,139,797	4,139,797
Fidelity® VIP Mid Cap Portfolio - Service Class 2	581,821,216	581,821,216	581,821,216
Fidelity® VIP Strategic Income Portfolio - Initial Class	6,727,003	6,727,003	6,727,003
Fidelity® VIP Strategic Income Portfolio - Service Class 2	35,539,014	35,539,014	35,539,014
Fidelity® VIP Technology Portfolio - Initial Class	571,536	571,536	571,536
Fidelity® VIP Technology Portfolio - Service Class 2	4,876,056	4,876,056	4,876,056
First Trust Capital Strength Hedged Equity Portfolio - Class I	1,720,443	1,720,443	1,720,443
First Trust Capital Strength Portfolio - Class I	111,584,154	111,584,154	111,584,154
First Trust Capital Strength Portfolio - Class II	1,203,409	1,203,409	1,203,409
See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2023

Subaccount	Investments	Total Assets	Net Assets
First Trust Dorsey Wright Tactical Core Portfolio - Class I	$9,868,906	$9,868,906	$9,868,906
First Trust Dorsey Wright Tactical Core Portfolio - Class II	271,247	271,247	271,247
First Trust Growth Strength Portfolio - Class I	6,486,076	6,486,076	6,486,076
First Trust International Developed Capital Strength Portfolio - Class I	9,605,680	9,605,680	9,605,680
First Trust International Developed Capital Strength Portfolio - Class II	364,296	364,296	364,296
First Trust Multi Income Allocation Portfolio - Class I	8,423,418	8,423,418	8,423,418
First Trust Multi Income Allocation Portfolio - Class II	33,226	33,226	33,226
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	182,881,807	182,881,807	182,881,807
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	1,631,529	1,631,529	1,631,529
Franklin Allocation VIP Fund - Class 4	22,355,671	22,355,671	22,355,671
Franklin Income VIP Fund - Class 1	1,061,835	1,061,835	1,061,835
Franklin Income VIP Fund - Class 2	350,550,127	350,550,127	350,550,127
Franklin Income VIP Fund - Class 4	165,950,900	165,950,900	165,950,900
Franklin Multi-Asset Variable Conservative Growth - Class I	95,191	95,191	95,191
Franklin Multi-Asset Variable Conservative Growth - Class II	16,855,550	16,855,550	16,855,550
Franklin Mutual Shares VIP Fund - Class 1	808,979	808,979	808,979
Franklin Mutual Shares VIP Fund - Class 2	470,398,016	470,398,016	470,398,016
Franklin Mutual Shares VIP Fund - Class 4	46,010,219	46,010,219	46,010,219
Franklin Rising Dividends VIP Fund - Class 1	3,325,990	3,325,990	3,325,990
Franklin Rising Dividends VIP Fund - Class 4	60,136,086	60,136,086	60,136,086
Franklin Small Cap Value VIP Fund - Class 1	2,511,310	2,511,310	2,511,310
Franklin Small Cap Value VIP Fund - Class 4	22,504,906	22,504,906	22,504,906
Franklin Small-Mid Cap Growth VIP Fund - Class 1	2,323,623	2,323,623	2,323,623
Franklin Small-Mid Cap Growth VIP Fund - Class 4	15,154,249	15,154,249	15,154,249
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	544,914	544,914	544,914
Goldman Sachs VIT Government Money Market Fund - Service Shares	16,894,075	16,894,075	16,894,075
Goldman Sachs VIT Large Cap Value Fund - Service Shares	113,292,913	113,292,913	113,292,913
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	3,579,702	3,579,702	3,579,702
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	1,642,395	1,642,395	1,642,395
Guggenheim VT Long Short Equity	5,876,391	5,876,391	5,876,391
Guggenheim VT Multi-Hedge Strategies	9,188,611	9,188,611	9,188,611
Hartford Capital Appreciation HLS Fund - Class IA	103,219	103,219	103,219
Hartford Capital Appreciation HLS Fund - Class IC	13,708,113	13,708,113	13,708,113
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	1,187,217	1,187,217	1,187,217
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	15,560,406	15,560,406	15,560,406
Invesco V.I. American Franchise Fund - Series I Shares	2,107,187	2,107,187	2,107,187
Invesco V.I. American Franchise Fund - Series II Shares	654,952	654,952	654,952
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	753,773	753,773	753,773
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	9,837,101	9,837,101	9,837,101
Invesco V.I. Comstock Fund - Series I Shares	2,377,803	2,377,803	2,377,803
Invesco V.I. Comstock Fund - Series II Shares	28,809,042	28,809,042	28,809,042
Invesco V.I. Core Equity Fund - Series I Shares	4,937,648	4,937,648	4,937,648
Invesco V.I. Core Equity Fund - Series II Shares	1,044,863	1,044,863	1,044,863
Invesco V.I. Diversified Dividend Fund - Series I Shares	973,813	973,813	973,813
Invesco V.I. Diversified Dividend Fund - Series II Shares	22,320,400	22,320,400	22,320,400
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	6,223,754	6,223,754	6,223,754
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	293,299,332	293,299,332	293,299,332
Invesco V.I. Equity and Income Fund - Series I Shares	912,250	912,250	912,250
Invesco V.I. Equity and Income Fund - Series II Shares	17,716,836	17,716,836	17,716,836
Invesco V.I. EQV International Equity Fund - Series I Shares	2,268,440	2,268,440	2,268,440
Invesco V.I. EQV International Equity Fund - Series II Shares	79,236,649	79,236,649	79,236,649
Invesco V.I. Global Fund - Series II Shares	6,444,926	6,444,926	6,444,926
Invesco V.I. Main Street Small Cap Fund® - Series I Shares	3,225,510	3,225,510	3,225,510
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	28,426,946	28,426,946	28,426,946
Janus Henderson Balanced Portfolio - Service Shares	11,427,197	11,427,197	11,427,197
Janus Henderson Enterprise Portfolio - Service Shares	5,120,310	5,120,310	5,120,310
Janus Henderson Global Research Portfolio - Service Shares	501,264	501,264	501,264
Lincoln Hedged Nasdaq-100 Fund - Service Class	784,648	784,648	784,648
Lincoln Hedged Nasdaq-100 Fund 2 - Service Class	932,025	932,025	932,025
Lincoln Hedged S&P 500 Conservative Fund - Service Class	2,407,056	2,407,056	2,407,056
Lincoln Hedged S&P 500 Conservative Fund 2 - Service Class	2,817,765	2,817,765	2,817,765
Lincoln Hedged S&P 500 Fund - Service Class	1,990,365	1,990,365	1,990,365

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2023

Subaccount	Investments	Total Assets	Net Assets
Lincoln Hedged S&P 500 Fund 2 - Service Class	$2,114,806	$2,114,806	$2,114,806
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class	1,176,449	1,176,449	1,176,449
Lincoln Nasdaq-100 Buffer Fund Mar - Service Class	164,949	164,949	164,949
Lincoln Opportunistic Hedged Equity Fund - Service Class	256,717	256,717	256,717
Lincoln S&P 500 Buffer Fund Feb - Service Class	2,272,123	2,272,123	2,272,123
Lincoln S&P 500 Buffer Fund May - Service Class	3,145,910	3,145,910	3,145,910
Lincoln S&P 500 Ultra Buffer Fund Feb - Service Class	2,045,998	2,045,998	2,045,998
Lincoln S&P 500 Ultra Buffer Fund May - Service Class	3,934,954	3,934,954	3,934,954
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	41,923,199	41,923,199	41,923,199
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	20,165,497	20,165,497	20,165,497
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	10,389,483	10,389,483	10,389,483
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	48,153,162	48,153,162	48,153,162
LVIP American Balanced Allocation Fund - Service Class	87,669,960	87,669,960	87,669,960
LVIP American Balanced Allocation Fund - Standard Class	15,247,086	15,247,086	15,247,086
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	474,191,340	474,191,340	474,191,340
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	30,242,075	30,242,075	30,242,075
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	423,583	423,583	423,583
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	68,870,221	68,870,221	68,870,221
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	431,478	431,478	431,478
LVIP American Global Growth Fund - Service Class II	319,973,427	319,973,427	319,973,427
LVIP American Global Small Capitalization Fund - Service Class II	56,857,895	56,857,895	56,857,895
LVIP American Growth Allocation Fund - Service Class	58,581,389	58,581,389	58,581,389
LVIP American Growth Allocation Fund - Standard Class	8,652,574	8,652,574	8,652,574
LVIP American Growth Fund - Service Class II	1,668,923,503	1,668,923,503	1,668,923,503
LVIP American Growth-Income Fund - Service Class II	1,283,393,295	1,283,393,295	1,283,393,295
LVIP American Income Allocation Fund - Standard Class	91,712	91,712	91,712
LVIP American International Fund - Service Class II	276,896,271	276,896,271	276,896,271
LVIP American Preservation Fund - Service Class	14,882,552	14,882,552	14,882,552
LVIP American Preservation Fund - Standard Class	248,620	248,620	248,620
LVIP Baron Growth Opportunities Fund - Service Class	311,099,401	311,099,401	311,099,401
LVIP Baron Growth Opportunities Fund - Standard Class	2,077,958	2,077,958	2,077,958
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	1,358,929,661	1,358,929,661	1,358,929,661
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	331,365	331,365	331,365
LVIP BlackRock Global Allocation Fund - Service Class	824,735,062	824,735,062	824,735,062
LVIP BlackRock Global Allocation Fund - Standard Class	7,921,170	7,921,170	7,921,170
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	624,399,724	624,399,724	624,399,724
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	61,572	61,572	61,572
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	365,013,135	365,013,135	365,013,135
LVIP BlackRock Inflation Protected Bond Fund - Service Class	764,938,267	764,938,267	764,938,267
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	10,645,760	10,645,760	10,645,760
LVIP BlackRock Real Estate Fund - Service Class	72,876,161	72,876,161	72,876,161
LVIP BlackRock Real Estate Fund - Standard Class	2,358,390	2,358,390	2,358,390
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	528,771,830	528,771,830	528,771,830
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	1,255,836,680	1,255,836,680	1,255,836,680
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	2,081,833	2,081,833	2,081,833
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	721,748,081	721,748,081	721,748,081
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	129,794	129,794	129,794
LVIP Channing Small Cap Value Fund - Service Class	6,179,335	6,179,335	6,179,335
LVIP Channing Small Cap Value Fund - Standard Class	624,473	624,473	624,473
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	450,655,021	450,655,021	450,655,021
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	75,708	75,708	75,708
LVIP Delaware Bond Fund - Service Class	3,791,316,692	3,791,316,692	3,791,316,692
LVIP Delaware Bond Fund - Standard Class	48,443,545	48,443,545	48,443,545
LVIP Delaware Diversified Floating Rate Fund - Service Class	652,351,799	652,351,799	652,351,799
LVIP Delaware Diversified Floating Rate Fund - Standard Class	5,017,699	5,017,699	5,017,699
LVIP Delaware Diversified Income Fund - Service Class	1,769,055,058	1,769,055,058	1,769,055,058
LVIP Delaware Diversified Income Fund - Standard Class	18,563,830	18,563,830	18,563,830
LVIP Delaware High Yield Fund - Service Class	77,051,779	77,051,779	77,051,779
LVIP Delaware High Yield Fund - Standard Class	2,278,412	2,278,412	2,278,412
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	913,334,220	913,334,220	913,334,220
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	3,535,915	3,535,915	3,535,915
LVIP Delaware Mid Cap Value Fund - Service Class	146,975,174	146,975,174	146,975,174

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2023

Subaccount	Investments	Total Assets	Net Assets
LVIP Delaware Mid Cap Value Fund - Standard Class	$1,333,866	$1,333,866	$1,333,866
LVIP Delaware SMID Cap Core Fund - Service Class	157,820,039	157,820,039	157,820,039
LVIP Delaware SMID Cap Core Fund - Standard Class	5,344,029	5,344,029	5,344,029
LVIP Delaware Social Awareness Fund - Service Class	74,477,947	74,477,947	74,477,947
LVIP Delaware Social Awareness Fund - Standard Class	7,112,017	7,112,017	7,112,017
LVIP Delaware U.S. Growth Fund - Service Class	311,520,063	311,520,063	311,520,063
LVIP Delaware U.S. Growth Fund - Standard Class	500,235	500,235	500,235
LVIP Delaware U.S. REIT Fund - Service Class	109,266,502	109,266,502	109,266,502
LVIP Delaware U.S. REIT Fund - Standard Class	4,259,112	4,259,112	4,259,112
LVIP Delaware Value Fund - Service Class	249,472,634	249,472,634	249,472,634
LVIP Delaware Value Fund - Standard Class	4,520,756	4,520,756	4,520,756
LVIP Delaware Wealth Builder Fund - Service Class	15,822,391	15,822,391	15,822,391
LVIP Delaware Wealth Builder Fund - Standard Class	2,482,056	2,482,056	2,482,056
LVIP Dimensional International Core Equity Fund - Service Class	158,867,687	158,867,687	158,867,687
LVIP Dimensional International Core Equity Fund - Standard Class	19,428,186	19,428,186	19,428,186
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	511,045,511	511,045,511	511,045,511
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	2,371,091	2,371,091	2,371,091
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	269,002,589	269,002,589	269,002,589
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	26,243,562	26,243,562	26,243,562
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	179,673,779	179,673,779	179,673,779
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	21,307,083	21,307,083	21,307,083
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	873,827,170	873,827,170	873,827,170
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	6,144,800	6,144,800	6,144,800
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	451,285,229	451,285,229	451,285,229
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	75,847	75,847	75,847
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	818,775,419	818,775,419	818,775,419
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	12,134	12,134	12,134
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	116,294,629	116,294,629	116,294,629
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	4,067,282	4,067,282	4,067,282
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	116,309,335	116,309,335	116,309,335
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	1,924,490	1,924,490	1,924,490
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	298,155,270	298,155,270	298,155,270
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	5,891,884	5,891,884	5,891,884
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	174,367,780	174,367,780	174,367,780
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	7,911,639	7,911,639	7,911,639
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	249,152,066	249,152,066	249,152,066
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	2,557,503	2,557,503	2,557,503
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	663,532,175	663,532,175	663,532,175
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	2,159,259	2,159,259	2,159,259
LVIP Global Growth Allocation Managed Risk Fund - Service Class	5,286,247,466	5,286,247,466	5,286,247,466
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	10,413,515	10,413,515	10,413,515
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	4,282,683,667	4,282,683,667	4,282,683,667
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	3,638,499	3,638,499	3,638,499
LVIP Government Money Market Fund - Service Class	703,473,876	703,473,876	703,473,876
LVIP Government Money Market Fund - Standard Class	46,939,499	46,939,499	46,939,499
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	400,834,090	400,834,090	400,834,090
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	85,840	85,840	85,840
LVIP JPMorgan Core Bond Fund - Service Class	286,276,763	286,276,763	286,276,763
LVIP JPMorgan Core Bond Fund - Standard Class	9,845,813	9,845,813	9,845,813
LVIP JPMorgan High Yield Fund - Service Class	187,519,575	187,519,575	187,519,575
LVIP JPMorgan High Yield Fund - Standard Class	5,351,898	5,351,898	5,351,898
LVIP JPMorgan Mid Cap Value Fund - Service Class	4,244,704	4,244,704	4,244,704
LVIP JPMorgan Mid Cap Value Fund - Standard Class	473,875	473,875	473,875
LVIP JPMorgan Retirement Income Fund - Service Class	19,821,369	19,821,369	19,821,369
LVIP JPMorgan Retirement Income Fund - Standard Class	1,211,703	1,211,703	1,211,703
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	496,658,132	496,658,132	496,658,132
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	163,570	163,570	163,570
LVIP JPMorgan Small Cap Core Fund - Service Class	7,148,385	7,148,385	7,148,385

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2023

Subaccount	Investments	Total Assets	Net Assets
LVIP JPMorgan Small Cap Core Fund - Standard Class	$1,604,977	$1,604,977	$1,604,977
LVIP JPMorgan U.S. Equity Fund - Service Class	20,152,949	20,152,949	20,152,949
LVIP JPMorgan U.S. Equity Fund - Standard Class	369,520	369,520	369,520
LVIP Loomis Sayles Global Growth Fund - Service Class	4,038,727	4,038,727	4,038,727
LVIP Loomis Sayles Global Growth Fund - Standard Class	404,940	404,940	404,940
LVIP MFS International Equity Managed Volatility Fund - Service Class	559,666,959	559,666,959	559,666,959
LVIP MFS International Growth Fund - Service Class	273,881,543	273,881,543	273,881,543
LVIP MFS International Growth Fund - Standard Class	2,550,345	2,550,345	2,550,345
LVIP MFS Value Fund - Service Class	1,046,953,880	1,046,953,880	1,046,953,880
LVIP MFS Value Fund - Standard Class	6,955,829	6,955,829	6,955,829
LVIP Mondrian Global Income Fund - Service Class	395,154,622	395,154,622	395,154,622
LVIP Mondrian Global Income Fund - Standard Class	1,141,337	1,141,337	1,141,337
LVIP Mondrian International Value Fund - Service Class	229,317,225	229,317,225	229,317,225
LVIP Mondrian International Value Fund - Standard Class	7,532,718	7,532,718	7,532,718
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	86,242,089	86,242,089	86,242,089
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	36,525	36,525	36,525
LVIP PIMCO Low Duration Bond Fund - Service Class	747,302,647	747,302,647	747,302,647
LVIP PIMCO Low Duration Bond Fund - Standard Class	12,526,400	12,526,400	12,526,400
LVIP SSGA Bond Index Fund - Service Class	779,033,159	779,033,159	779,033,159
LVIP SSGA Bond Index Fund - Standard Class	16,430,440	16,430,440	16,430,440
LVIP SSGA Conservative Index Allocation Fund - Service Class	74,220,954	74,220,954	74,220,954
LVIP SSGA Conservative Index Allocation Fund - Standard Class	4,779,086	4,779,086	4,779,086
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	14,328,413	14,328,413	14,328,413
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	2,853,444	2,853,444	2,853,444
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	551,489,524	551,489,524	551,489,524
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	2,451,503	2,451,503	2,451,503
LVIP SSGA International Index Fund - Service Class	255,890,279	255,890,279	255,890,279
LVIP SSGA International Index Fund - Standard Class	15,838,662	15,838,662	15,838,662
LVIP SSGA International Managed Volatility Fund - Service Class	263,513,208	263,513,208	263,513,208
LVIP SSGA International Managed Volatility Fund - Standard Class	49,431	49,431	49,431
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	812,886,430	812,886,430	812,886,430
LVIP SSGA Mid-Cap Index Fund - Service Class	172,125,492	172,125,492	172,125,492
LVIP SSGA Mid-Cap Index Fund - Standard Class	16,198,867	16,198,867	16,198,867
LVIP SSGA Moderate Index Allocation Fund - Service Class	247,093,293	247,093,293	247,093,293
LVIP SSGA Moderate Index Allocation Fund - Standard Class	4,516,722	4,516,722	4,516,722
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	223,926,246	223,926,246	223,926,246
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	6,173,416	6,173,416	6,173,416
LVIP SSGA Nasdaq-100 Index Fund - Service Class	26,100,446	26,100,446	26,100,446
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	2,929,595	2,929,595	2,929,595
LVIP SSGA S&P 500 Index Fund - Service Class	1,806,088,970	1,806,088,970	1,806,088,970
LVIP SSGA S&P 500 Index Fund - Standard Class	136,706,343	136,706,343	136,706,343
LVIP SSGA Short-Term Bond Index Fund - Service Class	201,866,109	201,866,109	201,866,109
LVIP SSGA Short-Term Bond Index Fund - Standard Class	11,424,021	11,424,021	11,424,021
LVIP SSGA Small-Cap Index Fund - Service Class	438,860,983	438,860,983	438,860,983
LVIP SSGA Small-Cap Index Fund - Standard Class	18,106,890	18,106,890	18,106,890
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	600,089,817	600,089,817	600,089,817
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	58,179	58,179	58,179
LVIP Structured Conservative Allocation Fund - Service Class	111,245,707	111,245,707	111,245,707
LVIP Structured Conservative Allocation Fund - Standard Class	1,076,559	1,076,559	1,076,559
LVIP Structured Moderate Allocation Fund - Service Class	507,683,994	507,683,994	507,683,994
LVIP Structured Moderate Allocation Fund - Standard Class	1,444,711	1,444,711	1,444,711
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	298,272,339	298,272,339	298,272,339
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	2,761,291	2,761,291	2,761,291
LVIP T. Rowe Price 2020 Fund - Service Class	7,236,986	7,236,986	7,236,986
LVIP T. Rowe Price 2030 Fund - Service Class	4,567,229	4,567,229	4,567,229
LVIP T. Rowe Price 2040 Fund - Service Class	4,766,365	4,766,365	4,766,365
LVIP T. Rowe Price Growth Stock Fund - Service Class	347,005,753	347,005,753	347,005,753
LVIP T. Rowe Price Growth Stock Fund - Standard Class	7,056,701	7,056,701	7,056,701
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	333,118,286	333,118,286	333,118,286
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	3,663,540	3,663,540	3,663,540
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	177,976,964	177,976,964	177,976,964
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	1,189,255	1,189,255	1,189,255

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2023

Subaccount	Investments	Total Assets	Net Assets
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	$1,711,071,418	$1,711,071,418	$1,711,071,418
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	2,668,611	2,668,611	2,668,611
LVIP Vanguard Bond Allocation Fund - Service Class	883,207,114	883,207,114	883,207,114
LVIP Vanguard Bond Allocation Fund - Standard Class	44,393,752	44,393,752	44,393,752
LVIP Vanguard Domestic Equity ETF Fund - Service Class	432,586,680	432,586,680	432,586,680
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	22,651,667	22,651,667	22,651,667
LVIP Vanguard International Equity ETF Fund - Service Class	278,255,126	278,255,126	278,255,126
LVIP Vanguard International Equity ETF Fund - Standard Class	24,331,463	24,331,463	24,331,463
LVIP Wellington Capital Growth Fund - Service Class	394,002,013	394,002,013	394,002,013
LVIP Wellington Capital Growth Fund - Standard Class	4,895,173	4,895,173	4,895,173
LVIP Wellington SMID Cap Value Fund - Service Class	139,644,867	139,644,867	139,644,867
LVIP Wellington SMID Cap Value Fund - Standard Class	1,457,962	1,457,962	1,457,962
LVIP Western Asset Core Bond Fund - Service Class	429,877,704	429,877,704	429,877,704
LVIP Western Asset Core Bond Fund - Standard Class	15,798,526	15,798,526	15,798,526
MFS® VIT Growth Series - Initial Class	4,886,672	4,886,672	4,886,672
MFS® VIT Growth Series - Service Class	233,062,846	233,062,846	233,062,846
MFS® VIT Total Return Series - Initial Class	5,443,560	5,443,560	5,443,560
MFS® VIT Total Return Series - Service Class	130,660,092	130,660,092	130,660,092
MFS® VIT Utilities Series - Initial Class	4,880,101	4,880,101	4,880,101
MFS® VIT Utilities Series - Service Class	144,378,608	144,378,608	144,378,608
MFS® VIT II Core Equity Portfolio - Service Class	1,532,433	1,532,433	1,532,433
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	1,782,085	1,782,085	1,782,085
MFS® VIT II International Intrinsic Value Portfolio - Service Class	32,722,035	32,722,035	32,722,035
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	1,502,129	1,502,129	1,502,129
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	8,410,698	8,410,698	8,410,698
Morgan Stanley VIF Growth Portfolio - Class II	2,422,425	2,422,425	2,422,425
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	14,608,696	14,608,696	14,608,696
PIMCO VIT All Asset Portfolio - Advisor Class	4,771,872	4,771,872	4,771,872
PIMCO VIT All Asset Portfolio - Institutional Class	707,713	707,713	707,713
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	11,671,432	11,671,432	11,671,432
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	30,850	30,850	30,850
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	2,981,621	2,981,621	2,981,621
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	100,358	100,358	100,358
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	1,565,756	1,565,756	1,565,756
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	31,372	31,372	31,372
Putnam VT George Putnam Balanced Fund - Class IA	1,615,600	1,615,600	1,615,600
Putnam VT George Putnam Balanced Fund - Class IB	95,202,958	95,202,958	95,202,958
Putnam VT Global Health Care Fund - Class IA	1,245,451	1,245,451	1,245,451
Putnam VT Global Health Care Fund - Class IB	22,030,541	22,030,541	22,030,541
Putnam VT Income Fund - Class IA	791,717	791,717	791,717
Putnam VT Income Fund - Class IB	8,921,985	8,921,985	8,921,985
Putnam VT Large Cap Value Fund - Class IA	9,669,941	9,669,941	9,669,941
Putnam VT Large Cap Value Fund - Class IB	176,985,123	176,985,123	176,985,123
Putnam VT Sustainable Future Fund - Class IB	133,595	133,595	133,595
Putnam VT Sustainable Leaders Fund - Class IA	192,688	192,688	192,688
Putnam VT Sustainable Leaders Fund - Class IB	565,408	565,408	565,408
Templeton Foreign VIP Fund - Class 1	238,901	238,901	238,901
Templeton Foreign VIP Fund - Class 4	5,845,314	5,845,314	5,845,314
Templeton Global Bond VIP Fund - Class 1	2,854,973	2,854,973	2,854,973
Templeton Global Bond VIP Fund - Class 2	176,531,404	176,531,404	176,531,404
Templeton Global Bond VIP Fund - Class 4	16,601,199	16,601,199	16,601,199
Templeton Growth VIP Fund - Class 2	15,509,661	15,509,661	15,509,661
TOPS® Balanced ETF Portfolio - Service Class Shares	562,474	562,474	562,474
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	10,346,995	10,346,995	10,346,995
VanEck VIP Global Resources Fund - Class S Shares	5,519,070	5,519,070	5,519,070
VanEck VIP Global Resources Fund - Initial Class Shares	874,592	874,592	874,592
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	15,731,217	15,731,217	15,731,217
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	3,008,239	3,008,239	3,008,239

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln Life Variable Annuity Account N

Statements of operations

Year Ended December 31, 2023

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Discovery Value Portfolio - Class A	$5,991	$(2,917)	$3,074	$(10,597)
AB VPS Discovery Value Portfolio - Class B	1,640,151	(2,915,135)	(1,274,984)	(2,771,428)
AB VPS Large Cap Growth Portfolio - Class B	—	(146,233)	(146,233)	213,526
AB VPS Sustainable Global Thematic Portfolio - Class B	8,895	(488,505)	(479,610)	(275,707)
ALPS Global Opportunity Portfolio - Class I	—	(1,052)	(1,052)	(4,417)
ALPS Global Opportunity Portfolio - Class III	—	(115,844)	(115,844)	(589,362)
ALPS/Alerian Energy Infrastructure Portfolio - Class I	96,310	(7,367)	88,943	27,758
ALPS/Alerian Energy Infrastructure Portfolio - Class III	610,699	(210,780)	399,919	1,082,018
American Century VP Balanced Fund - Class I	21,886	(5,188)	16,698	(18,201)
American Century VP Balanced Fund - Class II	2,136,297	(1,843,915)	292,382	(1,723,793)
American Century VP Inflation Protection Fund - Class II	545	(360)	185	(225)
American Century VP Large Company Value Fund - Class I	162,604	(34,060)	128,544	51,922
American Century VP Large Company Value Fund - Class II	2,635,407	(1,580,338)	1,055,069	311,153
American Funds Asset Allocation Fund - Class 1	530,918	(123,156)	407,762	9,300
American Funds Asset Allocation Fund - Class 1A	659,897	(143,576)	516,321	(428,214)
American Funds Asset Allocation Fund - Class 4	5,177,645	(2,801,509)	2,376,136	(3,153,744)
American Funds Capital Income Builder® - Class 1	30,172	(4,429)	25,743	7,062
American Funds Capital Income Builder® - Class 1A	278,919	(44,017)	234,902	24,177
American Funds Capital Income Builder® - Class 4	1,553,244	(618,202)	935,042	551,287
American Funds Capital World Bond Fund - Class 1	—	(19,855)	(19,855)	(60,009)
American Funds Capital World Bond Fund - Class 1A	—	(6,890)	(6,890)	(25,030)
American Funds Capital World Growth and Income Fund - Class 1	30,878	(12,778)	18,100	(7,713)
American Funds Capital World Growth and Income Fund - Class 1A	96,226	(25,733)	70,493	(133,223)
American Funds Global Balanced Fund - Class 1	6,503	(2,430)	4,073	38
American Funds Global Balanced Fund - Class 1A	35,639	(12,012)	23,627	(12,880)
American Funds Global Growth Fund - Class 1	14,403	(8,689)	5,714	293
American Funds Global Growth Fund - Class 1A	132,994	(80,638)	52,356	(257,871)
American Funds Global Growth Fund - Class 2	2,061,012	(3,629,211)	(1,568,199)	4,902,382
American Funds Global Growth Fund - Class 4	758,223	(1,096,984)	(338,761)	(1,261,383)
American Funds Global Small Capitalization Fund - Class 1	5,794	(7,846)	(2,052)	(47,027)
American Funds Global Small Capitalization Fund - Class 1A	10,892	(22,080)	(11,188)	(274,130)
American Funds Global Small Capitalization Fund - Class 2	692,626	(3,318,028)	(2,625,402)	(9,606,657)
American Funds Global Small Capitalization Fund - Class 4	7,806	(293,995)	(286,189)	(1,502,176)
American Funds Growth Fund - Class 1	37,353	(50,105)	(12,752)	6,162
American Funds Growth Fund - Class 1A	180,471	(228,063)	(47,592)	(1,021,832)
American Funds Growth Fund - Class 2	4,470,714	(20,872,018)	(16,401,304)	33,775,558
American Funds Growth Fund - Class 4	697,069	(4,302,861)	(3,605,792)	(4,517,620)
American Funds Growth-Income Fund - Class 1	42,175	(22,472)	19,703	51,026
American Funds Growth-Income Fund - Class 1A	438,350	(152,472)	285,878	(114,488)
American Funds Growth-Income Fund - Class 2	19,623,370	(21,295,135)	(1,671,765)	45,097,283
American Funds Growth-Income Fund - Class 4	3,232,591	(2,747,937)	484,654	915,078
American Funds High-Income Trust - Class 1	91,131	(10,385)	80,746	(39,269)
American Funds High-Income Trust - Class 1A	170,761	(14,780)	155,981	(12,048)
American Funds International Fund - Class 1	45,422	(19,105)	26,317	(23,526)
American Funds International Fund - Class 1A	150,146	(52,753)	97,393	(310,400)
American Funds International Fund - Class 2	5,363,290	(6,005,147)	(641,857)	(8,193,310)
American Funds International Fund - Class 4	636,997	(553,991)	83,006	(1,484,465)
American Funds International Growth and Income Fund - Class 1	20,790	(8,491)	12,299	(34,821)
American Funds International Growth and Income Fund - Class 1A	71,957	(14,507)	57,450	(274,318)
American Funds Managed Risk Asset Allocation Fund - Class P1	145,133	(41,730)	103,403	(124,440)
American Funds Managed Risk Asset Allocation Fund - Class P2	2,225,111	(1,771,114)	453,997	(1,519,902)
American Funds Managed Risk Growth Fund - Class P1	27,764	(24,989)	2,775	(185,950)
American Funds Managed Risk Growth-Income Fund - Class P1	25,973	(8,514)	17,459	(17,074)
American Funds Managed Risk International Fund - Class P1	27,043	(10,239)	16,804	(41,834)
American Funds Managed Risk Washington Mutual Investors Fund - Class P1	55,130	(14,849)	40,281	(65,290)
American Funds Mortgage Fund - Class 1	17,410	(5,905)	11,505	(29,402)
American Funds Mortgage Fund - Class 1A	70,437	(8,341)	62,096	(35,237)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Discovery Value Portfolio - Class A	$47,185	$36,588	$46,437	$86,099
AB VPS Discovery Value Portfolio - Class B	17,244,287	14,472,859	16,491,839	29,689,714
AB VPS Large Cap Growth Portfolio - Class B	653,995	867,521	1,788,719	2,510,007
AB VPS Sustainable Global Thematic Portfolio - Class B	1,917,969	1,642,262	2,905,029	4,067,681
ALPS Global Opportunity Portfolio - Class I	—	(4,417)	65,271	59,802
ALPS Global Opportunity Portfolio - Class III	—	(589,362)	3,148,834	2,443,628
ALPS/Alerian Energy Infrastructure Portfolio - Class I	30,286	58,044	128,614	275,601
ALPS/Alerian Energy Infrastructure Portfolio - Class III	218,756	1,300,774	683,229	2,383,922
American Century VP Balanced Fund - Class I	—	(18,201)	155,982	154,479
American Century VP Balanced Fund - Class II	—	(1,723,793)	18,555,091	17,123,680
American Century VP Inflation Protection Fund - Class II	—	(225)	190	150
American Century VP Large Company Value Fund - Class I	163,223	215,145	(121,657)	222,032
American Century VP Large Company Value Fund - Class II	3,093,401	3,404,554	(2,228,398)	2,231,225
American Funds Asset Allocation Fund - Class 1	827,046	836,346	1,598,366	2,842,474
American Funds Asset Allocation Fund - Class 1A	1,031,900	603,686	2,614,212	3,734,219
American Funds Asset Allocation Fund - Class 4	10,118,188	6,964,444	21,738,601	31,079,181
American Funds Capital Income Builder® - Class 1	—	7,062	49,762	82,567
American Funds Capital Income Builder® - Class 1A	—	24,177	530,870	789,949
American Funds Capital Income Builder® - Class 4	—	551,287	2,696,352	4,182,681
American Funds Capital World Bond Fund - Class 1	—	(60,009)	207,096	127,232
American Funds Capital World Bond Fund - Class 1A	—	(25,030)	107,999	76,079
American Funds Capital World Growth and Income Fund - Class 1	—	(7,713)	252,875	263,262
American Funds Capital World Growth and Income Fund - Class 1A	—	(133,223)	981,595	918,865
American Funds Global Balanced Fund - Class 1	42,316	42,354	(2,478)	43,949
American Funds Global Balanced Fund - Class 1A	255,375	242,495	1,496	267,618
American Funds Global Growth Fund - Class 1	99,252	99,545	160,908	266,167
American Funds Global Growth Fund - Class 1A	1,072,542	814,671	1,977,228	2,844,255
American Funds Global Growth Fund - Class 2	18,120,137	23,022,519	22,631,035	44,085,355
American Funds Global Growth Fund - Class 4	8,060,867	6,799,484	13,262,198	19,722,921
American Funds Global Small Capitalization Fund - Class 1	14,488	(32,539)	203,161	168,570
American Funds Global Small Capitalization Fund - Class 1A	53,156	(220,974)	868,738	636,576
American Funds Global Small Capitalization Fund - Class 2	3,459,101	(6,147,556)	46,403,922	37,630,964
American Funds Global Small Capitalization Fund - Class 4	362,306	(1,139,870)	5,311,283	3,885,224
American Funds Growth Fund - Class 1	346,907	353,069	1,709,399	2,049,716
American Funds Growth Fund - Class 1A	2,618,086	1,596,254	13,261,346	14,810,008
American Funds Growth Fund - Class 2	71,727,366	105,502,924	298,007,244	387,108,864
American Funds Growth Fund - Class 4	22,635,112	18,117,492	110,057,109	124,568,809
American Funds Growth-Income Fund - Class 1	142,658	193,684	398,473	611,860
American Funds Growth-Income Fund - Class 1A	1,642,261	1,527,773	5,367,938	7,181,589
American Funds Growth-Income Fund - Class 2	78,022,859	123,120,142	198,053,336	319,501,713
American Funds Growth-Income Fund - Class 4	14,032,025	14,947,103	43,238,209	58,669,966
American Funds High-Income Trust - Class 1	—	(39,269)	104,887	146,364
American Funds High-Income Trust - Class 1A	—	(12,048)	107,123	251,056
American Funds International Fund - Class 1	—	(23,526)	405,459	408,250
American Funds International Fund - Class 1A	—	(310,400)	1,826,551	1,613,544
American Funds International Fund - Class 2	—	(8,193,310)	64,880,789	56,045,622
American Funds International Fund - Class 4	—	(1,484,465)	8,996,814	7,595,355
American Funds International Growth and Income Fund - Class 1	—	(34,821)	132,633	110,111
American Funds International Growth and Income Fund - Class 1A	—	(274,318)	583,993	367,125
American Funds Managed Risk Asset Allocation Fund - Class P1	791,978	667,538	(112,398)	658,543
American Funds Managed Risk Asset Allocation Fund - Class P2	14,260,208	12,740,306	(3,192,322)	10,001,981
American Funds Managed Risk Growth Fund - Class P1	1,013,578	827,628	199,541	1,029,944
American Funds Managed Risk Growth-Income Fund - Class P1	195,473	178,399	43,427	239,285
American Funds Managed Risk International Fund - Class P1	118,726	76,892	6,836	100,532
American Funds Managed Risk Washington Mutual Investors Fund - Class P1	343,731	278,441	(94,313)	224,409
American Funds Mortgage Fund - Class 1	—	(29,402)	25,117	7,220
American Funds Mortgage Fund - Class 1A	—	(35,237)	34,817	61,676

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2023

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
American Funds Mortgage Fund - Class 4	$238,808	$(74,262)	$164,546	$(230,699)
American Funds New World Fund® - Class 1	46,672	(20,493)	26,179	3,236
American Funds New World Fund® - Class 1A	133,745	(40,404)	93,341	(107,538)
American Funds New World Fund® - Class 4	641,161	(466,840)	174,321	(336,250)
American Funds The Bond Fund of America - Class 1	220,383	(48,070)	172,313	(141,092)
American Funds The Bond Fund of America - Class 1A	505,235	(77,083)	428,152	(139,273)
American Funds U.S. Government Securities Fund - Class 1	9,507	(2,594)	6,913	(26,737)
American Funds U.S. Government Securities Fund - Class 1A	167,676	(27,323)	140,353	(120,365)
American Funds Washington Mutual Investors Fund - Class 1	60,584	(25,617)	34,967	(132,404)
American Funds Washington Mutual Investors Fund - Class 1A	315,929	(89,762)	226,167	(163,223)
American Funds Washington Mutual Investors Fund - Class 4	1,882,456	(1,093,666)	788,790	(676,159)
ClearBridge Variable Aggressive Growth Portfolio - Class I	1,640	(2,037)	(397)	(39,116)
ClearBridge Variable Aggressive Growth Portfolio - Class II	11,230	(201,740)	(190,510)	(1,746,663)
ClearBridge Variable Large Cap Growth Portfolio - Class I	—	(30,121)	(30,121)	(8,259)
ClearBridge Variable Large Cap Growth Portfolio - Class II	—	(3,268,471)	(3,268,471)	1,843,492
ClearBridge Variable Mid Cap Portfolio - Class I	1,984	(7,551)	(5,567)	(75,574)
ClearBridge Variable Mid Cap Portfolio - Class II	12,203	(713,904)	(701,701)	(513,769)
Columbia VP Commodity Strategy Fund - Class 1	518,288	(8,131)	510,157	(558,142)
Columbia VP Commodity Strategy Fund - Class 2	1,692,115	(77,508)	1,614,607	(3,144,726)
Columbia VP Emerging Markets Bond Fund - Class 1	38,532	(2,589)	35,943	(15,862)
Columbia VP Emerging Markets Bond Fund - Class 2	136,292	(25,171)	111,121	(117,060)
Columbia VP Strategic Income Fund - Class 1	82,598	(8,419)	74,179	(92,386)
Columbia VP Strategic Income Fund - Class 2	502,885	(141,360)	361,525	(621,502)
Delaware Ivy VIP Asset Strategy Portfolio - Class I	22,071	(3,071)	19,000	(1,545)
Delaware Ivy VIP Asset Strategy Portfolio - Class II	154,969	(82,638)	72,331	(136,413)
Delaware Ivy VIP Energy Portfolio - Class I	17,432	(1,925)	15,507	28,123
Delaware Ivy VIP Energy Portfolio - Class II	424,723	(176,002)	248,721	2,763,233
Delaware Ivy VIP High Income Portfolio - Class I	148,684	(11,378)	137,306	(38,672)
Delaware Ivy VIP High Income Portfolio - Class II	1,284,867	(224,605)	1,060,262	(781,740)
Delaware Ivy VIP Mid Cap Growth Portfolio - Class I	—	(24,602)	(24,602)	(299,478)
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	—	(281,544)	(281,544)	(1,507,851)
Delaware Ivy VIP Science and Technology Portfolio - Class I	—	(7,459)	(7,459)	(135,524)
Delaware Ivy VIP Science and Technology Portfolio - Class II	—	(476,799)	(476,799)	(3,414,274)
Delaware Ivy VIP Small Cap Growth Portfolio - Class I	—	(5,047)	(5,047)	(25,950)
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	—	(109,561)	(109,561)	(762,351)
Delaware VIP® Emerging Markets Series - Service Class	2,747,037	(3,437,312)	(690,275)	(1,943,795)
Delaware VIP® Emerging Markets Series - Standard Class	25,213	(6,540)	18,673	(84,954)
Delaware VIP® International Series - Standard Class	791	(803)	(12)	(1,173)
Delaware VIP® Small Cap Value Series - Service Class	2,657,560	(6,564,815)	(3,907,255)	2,588,539
Delaware VIP® Small Cap Value Series - Standard Class	67,145	(74,912)	(7,767)	(26,406)
DWS Alternative Asset Allocation VIP Portfolio - Class A	178,252	(15,809)	162,443	(11,589)
DWS Alternative Asset Allocation VIP Portfolio - Class B	2,547,799	(614,375)	1,933,424	(597,629)
DWS Equity 500 Index VIP Portfolio - Class A	81,258	(97,933)	(16,675)	187,877
DWS Small Cap Index VIP Portfolio - Class A	23,407	(32,753)	(9,346)	(43,883)
Eaton Vance VT Floating-Rate Income Fund - ADV Class	352,090	(15,669)	336,421	(25,547)
Eaton Vance VT Floating-Rate Income Fund - Initial Class	2,886,397	(411,543)	2,474,854	(716,085)
Fidelity® VIP Balanced Portfolio - Initial Class	181,594	(44,375)	137,219	(151,052)
Fidelity® VIP Balanced Portfolio - Service Class 2	5,324,999	(4,516,790)	808,209	(1,134,364)
Fidelity® VIP Consumer Discretionary Portfolio - Initial Class	—	(2)	(2)	78
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	49	(147)	(98)	152
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	2,865	(487)	2,378	(631)
Fidelity® VIP Contrafund® Portfolio - Initial Class	37,257	(29,013)	8,244	91,148
Fidelity® VIP Contrafund® Portfolio - Service Class 2	3,246,375	(19,829,152)	(16,582,777)	41,448,485
Fidelity® VIP Financials Portfolio - Initial Class	—	(19)	(19)	554
Fidelity® VIP Financials Portfolio - Service Class 2	871	(141)	730	3,705
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	17,354	(5,143)	12,211	(18,570)
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	605,207	(375,185)	230,022	(464,889)
See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
American Funds Mortgage Fund - Class 4	$—	$(230,699)	$218,830	$152,677
American Funds New World Fund® - Class 1	—	3,236	384,103	413,518
American Funds New World Fund® - Class 1A	—	(107,538)	1,271,134	1,256,937
American Funds New World Fund® - Class 4	—	(336,250)	6,925,374	6,763,445
American Funds The Bond Fund of America - Class 1	—	(141,092)	233,038	264,259
American Funds The Bond Fund of America - Class 1A	—	(139,273)	338,145	627,024
American Funds U.S. Government Securities Fund - Class 1	—	(26,737)	21,819	1,995
American Funds U.S. Government Securities Fund - Class 1A	—	(120,365)	81,358	101,346
American Funds Washington Mutual Investors Fund - Class 1	27,632	(104,772)	535,173	465,368
American Funds Washington Mutual Investors Fund - Class 1A	180,627	17,404	2,921,589	3,165,160
American Funds Washington Mutual Investors Fund - Class 4	1,008,016	331,857	15,069,566	16,190,213
ClearBridge Variable Aggressive Growth Portfolio - Class I	54,793	15,677	100,662	115,942
ClearBridge Variable Aggressive Growth Portfolio - Class II	1,807,969	61,306	3,737,949	3,608,745
ClearBridge Variable Large Cap Growth Portfolio - Class I	53,258	44,999	1,959,023	1,973,901
ClearBridge Variable Large Cap Growth Portfolio - Class II	2,022,316	3,865,808	73,388,318	73,985,655
ClearBridge Variable Mid Cap Portfolio - Class I	8,705	(66,869)	252,910	180,474
ClearBridge Variable Mid Cap Portfolio - Class II	351,223	(162,546)	6,956,138	6,091,891
Columbia VP Commodity Strategy Fund - Class 1	—	(558,142)	(102,191)	(150,176)
Columbia VP Commodity Strategy Fund - Class 2	—	(3,144,726)	623,182	(906,937)
Columbia VP Emerging Markets Bond Fund - Class 1	—	(15,862)	54,331	74,412
Columbia VP Emerging Markets Bond Fund - Class 2	—	(117,060)	233,302	227,363
Columbia VP Strategic Income Fund - Class 1	—	(92,386)	229,811	211,604
Columbia VP Strategic Income Fund - Class 2	—	(621,502)	1,486,913	1,226,936
Delaware Ivy VIP Asset Strategy Portfolio - Class I	—	(1,545)	97,946	115,401
Delaware Ivy VIP Asset Strategy Portfolio - Class II	—	(136,413)	908,466	844,384
Delaware Ivy VIP Energy Portfolio - Class I	—	28,123	(16,347)	27,283
Delaware Ivy VIP Energy Portfolio - Class II	—	2,763,233	(3,658,194)	(646,240)
Delaware Ivy VIP High Income Portfolio - Class I	—	(38,672)	195,838	294,472
Delaware Ivy VIP High Income Portfolio - Class II	—	(781,740)	1,833,467	2,111,989
Delaware Ivy VIP Mid Cap Growth Portfolio - Class I	608,567	309,089	645,708	930,195
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	3,104,654	1,596,803	3,430,634	4,745,893
Delaware Ivy VIP Science and Technology Portfolio - Class I	97,657	(37,867)	623,894	578,568
Delaware Ivy VIP Science and Technology Portfolio - Class II	2,381,085	(1,033,189)	15,166,293	13,656,305
Delaware Ivy VIP Small Cap Growth Portfolio - Class I	189,189	163,239	(8,309)	149,883
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	1,687,404	925,053	436,940	1,252,432
Delaware VIP® Emerging Markets Series - Service Class	—	(1,943,795)	26,753,923	24,119,853
Delaware VIP® Emerging Markets Series - Standard Class	—	(84,954)	238,240	171,959
Delaware VIP® International Series - Standard Class	—	(1,173)	7,770	6,585
Delaware VIP® Small Cap Value Series - Service Class	17,812,523	20,401,062	15,927,094	32,420,901
Delaware VIP® Small Cap Value Series - Standard Class	296,623	270,217	291,780	554,230
DWS Alternative Asset Allocation VIP Portfolio - Class A	23,784	12,195	(32,589)	142,049
DWS Alternative Asset Allocation VIP Portfolio - Class B	361,194	(236,435)	(199,880)	1,497,109
DWS Equity 500 Index VIP Portfolio - Class A	306,609	494,486	794,652	1,272,463
DWS Small Cap Index VIP Portfolio - Class A	50,177	6,294	284,219	281,167
Eaton Vance VT Floating-Rate Income Fund - ADV Class	—	(25,547)	132,906	443,780
Eaton Vance VT Floating-Rate Income Fund - Initial Class	—	(716,085)	1,556,962	3,315,731
Fidelity® VIP Balanced Portfolio - Initial Class	320,152	169,100	1,620,491	1,926,810
Fidelity® VIP Balanced Portfolio - Service Class 2	10,382,563	9,248,199	46,479,440	56,535,848
Fidelity® VIP Consumer Discretionary Portfolio - Initial Class	—	78	—	76
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	—	152	6,647	6,701
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	2,388	1,757	(2,370)	1,765
Fidelity® VIP Contrafund® Portfolio - Initial Class	258,208	349,356	1,681,637	2,039,237
Fidelity® VIP Contrafund® Portfolio - Service Class 2	46,373,325	87,821,810	271,616,962	342,855,995
Fidelity® VIP Financials Portfolio - Initial Class	—	554	3,908	4,443
Fidelity® VIP Financials Portfolio - Service Class 2	—	3,705	3,148	7,583
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	—	(18,570)	83,763	77,404
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	—	(464,889)	2,820,196	2,585,329

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2023

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Fidelity® VIP Growth Portfolio - Initial Class	$12,094	$(94,857)	$(82,763)	$24,714
Fidelity® VIP Growth Portfolio - Service Class 2	12,679	(4,797,086)	(4,784,407)	4,552,441
Fidelity® VIP Mid Cap Portfolio - Initial Class	22,619	(17,356)	5,263	(65,354)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	2,131,517	(8,363,630)	(6,232,113)	(465,783)
Fidelity® VIP Strategic Income Portfolio - Initial Class	291,352	(27,804)	263,548	(136,151)
Fidelity® VIP Strategic Income Portfolio - Service Class 2	1,468,440	(308,612)	1,159,828	(493,262)
Fidelity® VIP Technology Portfolio - Initial Class	578	(444)	134	315
Fidelity® VIP Technology Portfolio - Service Class 2	5,571	(12,496)	(6,925)	3,244
First Trust Capital Strength Hedged Equity Portfolio - Class I	2,902	(2,580)	322	1,787
First Trust Capital Strength Portfolio - Class I	933,214	(1,162,707)	(229,493)	(17,131)
First Trust Capital Strength Portfolio - Class II	14,911	(7,172)	7,739	26,669
First Trust Dorsey Wright Tactical Core Portfolio - Class I	195,186	(105,452)	89,734	(227,150)
First Trust Dorsey Wright Tactical Core Portfolio - Class II	5,219	(731)	4,488	(112,762)
First Trust Growth Strength Portfolio - Class I	3,869	(19,849)	(15,980)	28,580
First Trust International Developed Capital Strength Portfolio - Class I	35,573	(57,078)	(21,505)	(29,082)
First Trust International Developed Capital Strength Portfolio - Class II	1,951	(989)	962	(5,521)
First Trust Multi Income Allocation Portfolio - Class I	298,034	(92,951)	205,083	(17,217)
First Trust Multi Income Allocation Portfolio - Class II	1,013	(92)	921	(10)
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	4,014,642	(2,748,414)	1,266,228	(2,924,724)
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	39,374	(6,199)	33,175	(10,929)
Franklin Allocation VIP Fund - Class 1	1,042	(101)	941	140
Franklin Allocation VIP Fund - Class 4	254,951	(261,941)	(6,990)	(600,502)
Franklin Income VIP Fund - Class 1	56,017	(4,246)	51,771	(18,600)
Franklin Income VIP Fund - Class 2	17,997,418	(5,349,164)	12,648,254	(3,456,856)
Franklin Income VIP Fund - Class 4	7,616,793	(2,080,993)	5,535,800	(1,930,289)
Franklin Multi-Asset Variable Conservative Growth - Class I	2,128	(623)	1,505	(248)
Franklin Multi-Asset Variable Conservative Growth - Class II	337,404	(213,443)	123,961	(155,044)
Franklin Mutual Shares VIP Fund - Class 1	16,131	(4,455)	11,676	(7,491)
Franklin Mutual Shares VIP Fund - Class 2	8,571,825	(5,585,573)	2,986,252	(5,658,407)
Franklin Mutual Shares VIP Fund - Class 4	741,247	(570,943)	170,304	(715,280)
Franklin Rising Dividends VIP Fund - Class 1	36,259	(12,393)	23,866	(56,015)
Franklin Rising Dividends VIP Fund - Class 4	470,612	(580,690)	(110,078)	(414,539)
Franklin Small Cap Value VIP Fund - Class 1	21,040	(11,290)	9,750	(206,596)
Franklin Small Cap Value VIP Fund - Class 4	83,810	(187,922)	(104,112)	(498,978)
Franklin Small-Mid Cap Growth VIP Fund - Class 1	—	(7,896)	(7,896)	(47,232)
Franklin Small-Mid Cap Growth VIP Fund - Class 4	—	(132,823)	(132,823)	(772,411)
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	47,052	(4,145)	42,907	2
Goldman Sachs VIT Government Money Market Fund - Service Shares	950,434	(208,835)	741,599	(3)
Goldman Sachs VIT Large Cap Value Fund - Service Shares	1,637,297	(1,090,608)	546,689	(1,307,682)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	224,823	(37,340)	187,483	(14,283)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	108,360	(5,638)	102,722	(4,987)
Guggenheim VT Long Short Equity	14,818	(41,440)	(26,622)	56,462
Guggenheim VT Multi-Hedge Strategies	282,285	(77,492)	204,793	(6,347)
Hartford Capital Appreciation HLS Fund - Class IA	841	(375)	466	(52)
Hartford Capital Appreciation HLS Fund - Class IC	48,372	(166,628)	(118,256)	(228,665)
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	6,669	(4,582)	2,087	(161,680)
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	44,535	(156,061)	(111,526)	(536,720)
Invesco V.I. American Franchise Fund - Series I Shares	—	(28,424)	(28,424)	7,692
Invesco V.I. American Franchise Fund - Series II Shares	—	(10,497)	(10,497)	(9,480)
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	—	(2,773)	(2,773)	(132,053)
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	—	(121,646)	(121,646)	(362,132)
Invesco V.I. Comstock Fund - Series I Shares	43,579	(9,665)	33,914	(22,214)
Invesco V.I. Comstock Fund - Series II Shares	440,159	(272,349)	167,810	134,719
Invesco V.I. Core Equity Fund - Series I Shares	34,203	(69,744)	(35,541)	(45,367)
Invesco V.I. Core Equity Fund - Series II Shares	5,632	(18,640)	(13,008)	3,123
Invesco V.I. Diversified Dividend Fund - Series I Shares	18,691	(3,658)	15,033	(40,277)
Invesco V.I. Diversified Dividend Fund - Series II Shares	389,196	(242,101)	147,095	(322,683)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Fidelity® VIP Growth Portfolio - Initial Class	$439,223	$463,937	$2,513,925	$2,895,099
Fidelity® VIP Growth Portfolio - Service Class 2	16,032,668	20,585,109	80,982,379	96,783,081
Fidelity® VIP Mid Cap Portfolio - Initial Class	104,284	38,930	483,940	528,133
Fidelity® VIP Mid Cap Portfolio - Service Class 2	15,886,420	15,420,637	59,779,323	68,967,847
Fidelity® VIP Strategic Income Portfolio - Initial Class	—	(136,151)	409,395	536,792
Fidelity® VIP Strategic Income Portfolio - Service Class 2	—	(493,262)	1,797,853	2,464,419
Fidelity® VIP Technology Portfolio - Initial Class	1,686	2,001	48,005	50,140
Fidelity® VIP Technology Portfolio - Service Class 2	14,954	18,198	407,056	418,329
First Trust Capital Strength Hedged Equity Portfolio - Class I	—	1,787	1,699	3,808
First Trust Capital Strength Portfolio - Class I	—	(17,131)	7,276,576	7,029,952
First Trust Capital Strength Portfolio - Class II	—	26,669	68,223	102,631
First Trust Dorsey Wright Tactical Core Portfolio - Class I	—	(227,150)	1,079,083	941,667
First Trust Dorsey Wright Tactical Core Portfolio - Class II	—	(112,762)	135,664	27,390
First Trust Growth Strength Portfolio - Class I	41,828	70,408	527,860	582,288
First Trust International Developed Capital Strength Portfolio - Class I	—	(29,082)	973,133	922,546
First Trust International Developed Capital Strength Portfolio - Class II	—	(5,521)	53,268	48,709
First Trust Multi Income Allocation Portfolio - Class I	273,338	256,121	199,549	660,753
First Trust Multi Income Allocation Portfolio - Class II	695	685	872	2,478
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	3,076,265	151,541	14,076,140	15,493,909
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	26,878	15,949	114,156	163,280
Franklin Allocation VIP Fund - Class 1	1,012	1,152	—	2,093
Franklin Allocation VIP Fund - Class 4	316,477	(284,025)	2,640,120	2,349,105
Franklin Income VIP Fund - Class 1	64,517	45,917	(9,928)	87,760
Franklin Income VIP Fund - Class 2	21,818,629	18,361,773	(7,677,175)	23,332,852
Franklin Income VIP Fund - Class 4	9,384,852	7,454,563	(2,355,615)	10,634,748
Franklin Multi-Asset Variable Conservative Growth - Class I	—	(248)	10,345	11,602
Franklin Multi-Asset Variable Conservative Growth - Class II	—	(155,044)	1,845,886	1,814,803
Franklin Mutual Shares VIP Fund - Class 1	64,678	57,187	25,890	94,753
Franklin Mutual Shares VIP Fund - Class 2	39,453,609	33,795,202	16,802,550	53,584,004
Franklin Mutual Shares VIP Fund - Class 4	3,605,849	2,890,569	1,758,800	4,819,673
Franklin Rising Dividends VIP Fund - Class 1	328,632	272,617	53,681	350,164
Franklin Rising Dividends VIP Fund - Class 4	5,817,621	5,403,082	393,104	5,686,108
Franklin Small Cap Value VIP Fund - Class 1	151,986	(54,610)	331,059	286,199
Franklin Small Cap Value VIP Fund - Class 4	1,059,748	560,770	1,871,034	2,327,692
Franklin Small-Mid Cap Growth VIP Fund - Class 1	—	(47,232)	494,997	439,869
Franklin Small-Mid Cap Growth VIP Fund - Class 4	—	(772,411)	3,736,638	2,831,404
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	—	2	1	42,910
Goldman Sachs VIT Government Money Market Fund - Service Shares	—	(3)	3	741,599
Goldman Sachs VIT Large Cap Value Fund - Service Shares	9,677,378	8,369,696	3,295,920	12,212,305
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	—	(14,283)	42,022	215,222
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	—	(4,987)	18,844	116,579
Guggenheim VT Long Short Equity	—	56,462	597,800	627,640
Guggenheim VT Multi-Hedge Strategies	—	(6,347)	143,705	342,151
Hartford Capital Appreciation HLS Fund - Class IA	1,622	1,570	14,811	16,847
Hartford Capital Appreciation HLS Fund - Class IC	231,752	3,087	2,332,285	2,217,116
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	—	(161,680)	381,503	221,910
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	—	(536,720)	3,163,915	2,515,669
Invesco V.I. American Franchise Fund - Series I Shares	43,273	50,965	622,277	644,818
Invesco V.I. American Franchise Fund - Series II Shares	16,036	6,556	207,904	203,963
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	—	(132,053)	186,591	51,765
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	—	(362,132)	971,591	487,813
Invesco V.I. Comstock Fund - Series I Shares	268,255	246,041	(27,998)	251,957
Invesco V.I. Comstock Fund - Series II Shares	3,169,904	3,304,623	(440,157)	3,032,276
Invesco V.I. Core Equity Fund - Series I Shares	110,375	65,008	896,973	926,440
Invesco V.I. Core Equity Fund - Series II Shares	27,977	31,100	203,402	221,494
Invesco V.I. Diversified Dividend Fund - Series I Shares	76,973	36,696	24,099	75,828
Invesco V.I. Diversified Dividend Fund - Series II Shares	1,848,593	1,525,910	(53,196)	1,619,809

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2023

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	$92,352	$(38,042)	$54,310	$(6,620)
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	3,263,771	(4,193,764)	(929,993)	5,667,227
Invesco V.I. Equity and Income Fund - Series I Shares	17,478	(2,985)	14,493	(29,360)
Invesco V.I. Equity and Income Fund - Series II Shares	283,609	(165,774)	117,835	(243,649)
Invesco V.I. EQV International Equity Fund - Series I Shares	4,255	(25,456)	(21,201)	(80,285)
Invesco V.I. EQV International Equity Fund - Series II Shares	—	(1,102,673)	(1,102,673)	(1,689,695)
Invesco V.I. Global Fund - Series II Shares	—	(62,133)	(62,133)	(55,243)
Invesco V.I. Main Street Small Cap Fund® - Series I Shares	31,105	(8,847)	22,258	(17,844)
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	231,563	(263,997)	(32,434)	(156,678)
Janus Henderson Balanced Portfolio - Service Shares	206,524	(192,876)	13,648	601,182
Janus Henderson Enterprise Portfolio - Service Shares	4,557	(81,872)	(77,315)	94,909
Janus Henderson Global Research Portfolio - Service Shares	3,700	(7,738)	(4,038)	14,196
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	—	(17,714)	(17,714)	(48,616)
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	—	(397)	(397)	(28,802)
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	—	(13,343)	(13,343)	(165,916)
Lincoln Hedged Nasdaq-100 Fund - Service Class	14	(8,242)	(8,228)	70,721
Lincoln Hedged Nasdaq-100 Fund 2 - Service Class	92	(5,465)	(5,373)	2,952
Lincoln Hedged S&P 500 Conservative Fund - Service Class	113	(29,179)	(29,066)	64,407
Lincoln Hedged S&P 500 Conservative Fund 2 - Service Class	—	(19,789)	(19,789)	16,596
Lincoln Hedged S&P 500 Fund - Service Class	105	(17,647)	(17,542)	(1,430)
Lincoln Hedged S&P 500 Fund 2 - Service Class	215	(14,226)	(14,011)	3,588
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class	—	(6,368)	(6,368)	2,452
Lincoln Nasdaq-100 Buffer Fund Mar - Service Class	—	(1,720)	(1,720)	21,712
Lincoln Opportunistic Hedged Equity Fund - Service Class	36	(48)	(12)	—
Lincoln S&P 500 Buffer Fund Feb - Service Class	627	(20,327)	(19,700)	27,811
Lincoln S&P 500 Buffer Fund May - Service Class	491	(15,193)	(14,702)	13,569
Lincoln S&P 500 Ultra Buffer Fund Feb - Service Class	—	(20,772)	(20,772)	1,594
Lincoln S&P 500 Ultra Buffer Fund May - Service Class	—	(29,940)	(29,940)	84,894
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	2,111,268	(421,115)	1,690,153	(1,425,342)
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	—	(204,637)	(204,637)	(3,480,710)
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	57,979	(98,127)	(40,148)	(35,277)
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	2,175,198	(468,634)	1,706,564	(802,278)
LVIP American Balanced Allocation Fund - Service Class	2,144,488	(913,926)	1,230,562	(2,258,678)
LVIP American Balanced Allocation Fund - Standard Class	422,563	(79,162)	343,401	(128,685)
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	5,963,851	(6,921,141)	(957,290)	1,863,077
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	728,991	(444,759)	284,232	(475,190)
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	11,647	(3,509)	8,138	(1,413)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	1,536,360	(1,006,743)	529,617	(1,117,427)
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	11,039	(2,627)	8,412	(765)
LVIP American Global Growth Fund - Service Class II	1,539,877	(4,533,382)	(2,993,505)	3,295,429
LVIP American Global Small Capitalization Fund - Service Class II	—	(844,559)	(844,559)	(2,321,356)
LVIP American Growth Allocation Fund - Service Class	1,302,491	(549,127)	753,364	(731,454)
LVIP American Growth Allocation Fund - Standard Class	220,502	(30,147)	190,355	(118,418)
LVIP American Growth Fund - Service Class II	118,676	(21,611,491)	(21,492,815)	13,062,337
LVIP American Growth-Income Fund - Service Class II	11,674,607	(17,293,615)	(5,619,008)	14,295,455
LVIP American Income Allocation Fund - Standard Class	2,689	(1,472)	1,217	(15,922)
LVIP American International Fund - Service Class II	2,474,138	(3,888,321)	(1,414,183)	(2,362,442)
LVIP American Preservation Fund - Service Class	467,122	(163,359)	303,763	(610,944)
LVIP American Preservation Fund - Standard Class	8,671	(2,211)	6,460	(1,192)
LVIP Baron Growth Opportunities Fund - Service Class	—	(4,330,435)	(4,330,435)	5,846,886
LVIP Baron Growth Opportunities Fund - Standard Class	—	(7,620)	(7,620)	60,560
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	31,795,788	(20,374,217)	11,421,571	6,330,798

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	$491,106	$484,486	$246,804	$785,600
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	20,977,734	26,644,961	5,860,845	31,575,813
Invesco V.I. Equity and Income Fund - Series I Shares	45,771	16,411	57,999	88,903
Invesco V.I. Equity and Income Fund - Series II Shares	861,028	617,379	672,020	1,407,234
Invesco V.I. EQV International Equity Fund - Series I Shares	1,593	(78,692)	458,429	358,536
Invesco V.I. EQV International Equity Fund - Series II Shares	56,887	(1,632,808)	14,153,412	11,417,931
Invesco V.I. Global Fund - Series II Shares	707,850	652,607	1,198,862	1,789,336
Invesco V.I. Main Street Small Cap Fund® - Series I Shares	—	(17,844)	382,189	386,603
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	—	(156,678)	4,072,738	3,883,626
Janus Henderson Balanced Portfolio - Service Shares	—	601,182	852,156	1,466,986
Janus Henderson Enterprise Portfolio - Service Shares	368,919	463,828	344,295	730,808
Janus Henderson Global Research Portfolio - Service Shares	14,198	28,394	78,538	102,894
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	—	(48,616)	259,839	193,509
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	—	(28,802)	44,784	15,585
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	—	(165,916)	312,334	133,075
Lincoln Hedged Nasdaq-100 Fund - Service Class	64,648	135,369	131,571	258,712
Lincoln Hedged Nasdaq-100 Fund 2 - Service Class	—	2,952	112,601	110,180
Lincoln Hedged S&P 500 Conservative Fund - Service Class	20,439	84,846	224,939	280,719
Lincoln Hedged S&P 500 Conservative Fund 2 - Service Class	34,935	51,531	302,218	333,960
Lincoln Hedged S&P 500 Fund - Service Class	52,186	50,756	165,060	198,274
Lincoln Hedged S&P 500 Fund 2 - Service Class	67,663	71,251	166,077	223,317
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class	37,761	40,213	142,377	176,222
Lincoln Nasdaq-100 Buffer Fund Mar - Service Class	11,716	33,428	31,888	63,596
Lincoln Opportunistic Hedged Equity Fund - Service Class	—	—	(156)	(168)
Lincoln S&P 500 Buffer Fund Feb - Service Class	79,386	107,197	218,909	306,406
Lincoln S&P 500 Buffer Fund May - Service Class	94,649	108,218	227,276	320,792
Lincoln S&P 500 Ultra Buffer Fund Feb - Service Class	46,424	48,018	152,951	180,197
Lincoln S&P 500 Ultra Buffer Fund May - Service Class	128,266	213,160	238,299	421,519
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	—	(1,425,342)	1,914,786	2,179,597
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	—	(3,480,710)	4,955,406	1,270,059
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	293,850	258,573	1,081,399	1,299,824
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	—	(802,278)	1,360,298	2,264,584
LVIP American Balanced Allocation Fund - Service Class	17,489,540	15,230,862	(6,682,328)	9,779,096
LVIP American Balanced Allocation Fund - Standard Class	3,026,454	2,897,769	(1,495,114)	1,746,056
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	31,992,301	33,855,378	947,521	33,845,609
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	3,070,275	2,595,085	(65,324)	2,813,993
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	42,522	41,109	(7,227)	42,020
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	12,654,778	11,537,351	(4,353,014)	7,713,954
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	76,167	75,402	(33,145)	50,669
LVIP American Global Growth Fund - Service Class II	29,006,705	32,302,134	25,777,883	55,086,512
LVIP American Global Small Capitalization Fund - Service Class II	15,579,196	13,257,840	(5,028,924)	7,384,357
LVIP American Growth Allocation Fund - Service Class	13,352,433	12,620,979	(6,512,821)	6,861,522
LVIP American Growth Allocation Fund - Standard Class	1,920,048	1,801,630	(958,163)	1,033,822
LVIP American Growth Fund - Service Class II	171,621,280	184,683,617	281,280,758	444,471,560
LVIP American Growth-Income Fund - Service Class II	89,737,143	104,032,598	147,680,022	246,093,612
LVIP American Income Allocation Fund - Standard Class	7,332	(8,590)	18,641	11,268
LVIP American International Fund - Service Class II	33,664,113	31,301,671	4,559,023	34,446,511
LVIP American Preservation Fund - Service Class	—	(610,944)	686,475	379,294
LVIP American Preservation Fund - Standard Class	—	(1,192)	2,349	7,617
LVIP Baron Growth Opportunities Fund - Service Class	4,571,985	10,418,871	37,400,284	43,488,720
LVIP Baron Growth Opportunities Fund - Standard Class	28,403	88,963	179,453	260,796
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	99,709,816	106,040,614	(21,179,346)	96,282,839

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2023

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	$8,508	$(1,696)	$6,812	$616
LVIP BlackRock Global Allocation Fund - Service Class	20,238,145	(13,246,891)	6,991,254	(3,749,150)
LVIP BlackRock Global Allocation Fund - Standard Class	212,348	(33,752)	178,596	(32,958)
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	14,225,322	(10,226,323)	3,998,999	(1,970,022)
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	1,601	(888)	713	(158)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	6,497,608	(5,257,709)	1,239,899	(1,289,756)
LVIP BlackRock Inflation Protected Bond Fund - Service Class	16,482,231	(12,260,487)	4,221,744	(18,727,828)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	262,426	(66,268)	196,158	(734,119)
LVIP BlackRock Real Estate Fund - Service Class	1,866,972	(1,057,251)	809,721	(3,443,477)
LVIP BlackRock Real Estate Fund - Standard Class	64,284	(7,783)	56,501	(153,430)
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	8,100,990	(7,585,683)	515,307	(872,978)
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	1,869,816	(17,829,491)	(15,959,675)	11,387,176
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	7,647	(44,283)	(36,636)	59,727
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	272,219	(10,702,013)	(10,429,794)	10,843,488
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	343	(1,091)	(748)	1,938
LVIP Channing Small Cap Value Fund - Service Class	31,291	(24,833)	6,458	9,829
LVIP Channing Small Cap Value Fund - Standard Class	4,063	(1,016)	3,047	846
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	3,039,925	(6,865,315)	(3,825,390)	12,239,392
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	766	(673)	93	1,536
LVIP Delaware Bond Fund - Service Class	105,225,197	(51,937,595)	53,287,602	(51,786,281)
LVIP Delaware Bond Fund - Standard Class	1,500,582	(767,800)	732,782	(1,444,544)
LVIP Delaware Diversified Floating Rate Fund - Service Class	32,013,419	(10,549,417)	21,464,002	(1,488,690)
LVIP Delaware Diversified Floating Rate Fund - Standard Class	258,458	(41,223)	217,235	55,974
LVIP Delaware Diversified Income Fund - Service Class	64,976,518	(26,599,072)	38,377,446	(30,970,612)
LVIP Delaware Diversified Income Fund - Standard Class	730,674	(102,043)	628,631	(303,233)
LVIP Delaware High Yield Fund - Service Class	4,777,027	(1,270,591)	3,506,436	(2,563,736)
LVIP Delaware High Yield Fund - Standard Class	147,902	(22,841)	125,061	(36,163)
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	29,485,586	(12,606,890)	16,878,696	(8,204,093)
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	119,104	(25,633)	93,471	(48,698)
LVIP Delaware Mid Cap Value Fund - Service Class	1,843,932	(2,098,761)	(254,829)	690,996
LVIP Delaware Mid Cap Value Fund - Standard Class	20,776	(6,724)	14,052	(76,613)
LVIP Delaware SMID Cap Core Fund - Service Class	1,380,460	(2,240,239)	(859,779)	(368,050)
LVIP Delaware SMID Cap Core Fund - Standard Class	56,332	(65,456)	(9,124)	39,703
LVIP Delaware Social Awareness Fund - Service Class	461,044	(1,049,447)	(588,403)	879,928
LVIP Delaware Social Awareness Fund - Standard Class	66,017	(97,803)	(31,786)	99,949
LVIP Delaware U.S. Growth Fund - Service Class	—	(3,359,534)	(3,359,534)	(8,618,717)
LVIP Delaware U.S. Growth Fund - Standard Class	—	(952)	(952)	(2,180)
LVIP Delaware U.S. REIT Fund - Service Class	3,222,275	(1,610,759)	1,611,516	(1,040,698)
LVIP Delaware U.S. REIT Fund - Standard Class	137,615	(33,174)	104,441	(69,257)
LVIP Delaware Value Fund - Service Class	3,430,094	(3,968,489)	(538,395)	(2,836,220)
LVIP Delaware Value Fund - Standard Class	75,693	(70,828)	4,865	(102,797)
LVIP Delaware Wealth Builder Fund - Service Class	393,557	(252,746)	140,811	(496,085)
LVIP Delaware Wealth Builder Fund - Standard Class	67,436	(43,693)	23,743	(100,854)
LVIP Dimensional International Core Equity Fund - Service Class	4,135,681	(2,205,717)	1,929,964	1,325,622
LVIP Dimensional International Core Equity Fund - Standard Class	548,778	(96,011)	452,767	167,989
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	15,756,417	(7,331,290)	8,425,127	1,529,914
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	78,575	(12,650)	65,925	30,078
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	2,595,213	(3,574,980)	(979,767)	3,666,785
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	332,024	(138,720)	193,304	348,738
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	1,651,012	(2,305,021)	(654,009)	3,767,542
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	244,875	(98,013)	146,862	477,371

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	$23,998	$24,614	$(3,912)	$27,514
LVIP BlackRock Global Allocation Fund - Service Class	—	(3,749,150)	86,268,255	89,510,359
LVIP BlackRock Global Allocation Fund - Standard Class	—	(32,958)	774,358	919,996
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	—	(1,970,022)	54,099,315	56,128,292
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	—	(158)	5,079	5,634
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	—	(1,289,756)	32,950,522	32,900,665
LVIP BlackRock Inflation Protected Bond Fund - Service Class	—	(18,727,828)	39,142,147	24,636,063
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	—	(734,119)	1,073,731	535,770
LVIP BlackRock Real Estate Fund - Service Class	—	(3,443,477)	10,132,237	7,498,481
LVIP BlackRock Real Estate Fund - Standard Class	—	(153,430)	362,482	265,553
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	—	(872,978)	50,351,717	49,994,046
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	—	11,387,176	327,496,002	322,923,503
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	—	59,727	514,745	537,836
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	4,812,634	15,656,122	97,157,153	102,383,481
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	809	2,747	17,070	19,069
LVIP Channing Small Cap Value Fund - Service Class	—	9,829	503,163	519,450
LVIP Channing Small Cap Value Fund - Standard Class	—	846	58,022	61,915
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	21,641,887	33,881,279	51,864,317	81,920,206
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	3,562	5,098	8,995	14,186
LVIP Delaware Bond Fund - Service Class	—	(51,786,281)	145,246,970	146,748,291
LVIP Delaware Bond Fund - Standard Class	—	(1,444,544)	2,700,849	1,989,087
LVIP Delaware Diversified Floating Rate Fund - Service Class	—	(1,488,690)	3,550,799	23,526,111
LVIP Delaware Diversified Floating Rate Fund - Standard Class	—	55,974	40,071	313,280
LVIP Delaware Diversified Income Fund - Service Class	—	(30,970,612)	65,191,235	72,598,069
LVIP Delaware Diversified Income Fund - Standard Class	—	(303,233)	650,774	976,172
LVIP Delaware High Yield Fund - Service Class	—	(2,563,736)	6,360,920	7,303,620
LVIP Delaware High Yield Fund - Standard Class	—	(36,163)	126,565	215,463
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	—	(8,204,093)	20,995,981	29,670,584
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	—	(48,698)	91,780	136,553
LVIP Delaware Mid Cap Value Fund - Service Class	11,507,023	12,198,019	666,093	12,609,283
LVIP Delaware Mid Cap Value Fund - Standard Class	120,992	44,379	58,345	116,776
LVIP Delaware SMID Cap Core Fund - Service Class	8,183,451	7,815,401	13,245,102	20,200,724
LVIP Delaware SMID Cap Core Fund - Standard Class	259,104	298,807	421,452	711,135
LVIP Delaware Social Awareness Fund - Service Class	5,137,959	6,017,887	11,447,167	16,876,651
LVIP Delaware Social Awareness Fund - Standard Class	484,269	584,218	1,073,614	1,626,046
LVIP Delaware U.S. Growth Fund - Service Class	—	(8,618,717)	120,330,832	108,352,581
LVIP Delaware U.S. Growth Fund - Standard Class	—	(2,180)	104,999	101,867
LVIP Delaware U.S. REIT Fund - Service Class	—	(1,040,698)	10,172,490	10,743,308
LVIP Delaware U.S. REIT Fund - Standard Class	—	(69,257)	400,895	436,079
LVIP Delaware Value Fund - Service Class	11,193,541	8,357,321	(4,486,481)	3,332,445
LVIP Delaware Value Fund - Standard Class	207,675	104,878	(42,262)	67,481
LVIP Delaware Wealth Builder Fund - Service Class	—	(496,085)	1,544,260	1,188,986
LVIP Delaware Wealth Builder Fund - Standard Class	—	(100,854)	268,415	191,304
LVIP Dimensional International Core Equity Fund - Service Class	—	1,325,622	16,439,516	19,695,102
LVIP Dimensional International Core Equity Fund - Standard Class	—	167,989	1,947,843	2,568,599
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	—	1,529,914	58,274,632	68,229,673
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	—	30,078	249,011	345,014
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	11,637,189	15,303,974	31,423,541	45,747,748
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	1,126,317	1,475,055	3,120,301	4,788,660
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	4,873,760	8,641,302	20,730,175	28,717,468
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	608,298	1,085,669	2,463,250	3,695,781

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2023

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	$7,777,696	$(12,618,801)	$(4,841,105)	$32,132,085
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	69,054	(28,904)	40,150	79,781
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	2,918,450	(6,905,327)	(3,986,877)	6,349,775
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	737	(676)	61	1,244
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	10,680,471	(12,338,299)	(1,657,828)	20,940,991
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	187	(25)	162	(3)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	3,432,822	(1,912,430)	1,520,392	(4,523,203)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	129,034	(19,320)	109,714	(171,907)
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	4,430,997	(1,844,475)	2,586,522	(782,645)
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	77,514	(8,772)	68,742	(16,321)
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	3,892,763	(4,733,734)	(840,971)	(1,970,316)
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	92,126	(45,266)	46,860	(411,094)
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	2,311,079	(2,483,240)	(172,161)	(4,264,213)
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	122,267	(54,575)	67,692	(526,825)
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	3,673,188	(2,426,387)	1,246,801	(1,419,092)
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	43,141	(15,038)	28,103	(22,688)
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	11,213,446	(11,135,278)	78,168	(19,085,715)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	41,909	(10,101)	31,808	(18,367)
LVIP Global Growth Allocation Managed Risk Fund - Service Class	83,767,896	(73,405,065)	10,362,831	(82,301,249)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	190,609	(70,559)	120,050	(180,548)
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	69,100,872	(59,759,245)	9,341,627	(66,540,191)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	67,600	(24,960)	42,640	(450,113)
LVIP Government Money Market Fund - Service Class	29,344,545	(8,506,335)	20,838,210	(311)
LVIP Government Money Market Fund - Standard Class	2,225,619	(498,762)	1,726,857	(11)
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	6,791,689	(6,225,449)	566,240	5,667,326
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	1,741	(832)	909	522
LVIP JPMorgan Core Bond Fund - Service Class	7,929,289	(3,424,986)	4,504,303	(2,694,260)
LVIP JPMorgan Core Bond Fund - Standard Class	294,867	(35,580)	259,287	(216,593)
LVIP JPMorgan High Yield Fund - Service Class	8,231,945	(2,475,656)	5,756,289	(4,035,689)
LVIP JPMorgan High Yield Fund - Standard Class	247,623	(28,217)	219,406	(178,490)
LVIP JPMorgan Mid Cap Value Fund - Service Class	63,374	(11,551)	51,823	3,324
LVIP JPMorgan Mid Cap Value Fund - Standard Class	8,346	(218)	8,128	235
LVIP JPMorgan Retirement Income Fund - Service Class	617,601	(274,292)	343,309	(303,322)
LVIP JPMorgan Retirement Income Fund - Standard Class	41,937	(5,431)	36,506	(2,163)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	6,173,250	(7,547,000)	(1,373,750)	7,649,778
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	2,408	(1,410)	998	769
LVIP JPMorgan Small Cap Core Fund - Service Class	40,764	(18,082)	22,682	(5,285)
LVIP JPMorgan Small Cap Core Fund - Standard Class	12,036	(870)	11,166	(226)
LVIP JPMorgan U.S. Equity Fund - Service Class	111,044	(63,040)	48,004	15,258
LVIP JPMorgan U.S. Equity Fund - Standard Class	2,259	(500)	1,759	(98)
LVIP Loomis Sayles Global Growth Fund - Service Class	4,510	(31,040)	(26,530)	(102,944)
LVIP Loomis Sayles Global Growth Fund - Standard Class	1,549	(2,033)	(484)	(16,791)
LVIP MFS International Equity Managed Volatility Fund - Service Class	9,088,392	(8,106,651)	981,741	7,495,723
LVIP MFS International Growth Fund - Service Class	4,897,729	(3,569,961)	1,327,768	4,181,685
LVIP MFS International Growth Fund - Standard Class	51,319	(9,281)	42,038	(10,102)
LVIP MFS Value Fund - Service Class	15,544,433	(12,478,163)	3,066,270	30,945,470
LVIP MFS Value Fund - Standard Class	119,484	(26,477)	93,007	68,356
LVIP Mondrian Global Income Fund - Service Class	—	(6,268,534)	(6,268,534)	(12,037,402)
See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	$93,805,713	$125,937,798	$31,346,348	$152,443,041
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	625,350	705,131	292,057	1,037,338
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	21,525,449	27,875,224	64,894,539	88,782,886
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	3,640	4,884	10,748	15,693
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	35,443,339	56,384,330	59,148,830	113,875,332
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	514	511	341	1,014
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	—	(4,523,203)	12,229,374	9,226,563
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	—	(171,907)	439,350	377,157
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	—	(782,645)	16,030,306	17,834,183
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	—	(16,321)	235,244	287,665
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	30,976,415	29,006,099	13,899,741	42,064,869
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	658,355	247,261	682,739	976,860
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	8,515,025	4,250,812	17,473,360	21,552,011
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	385,958	(140,867)	1,049,276	976,101
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	—	(1,419,092)	26,915,333	26,743,042
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	—	(22,688)	305,439	310,854
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	18,730,276	(355,439)	49,733,302	49,456,031
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	59,563	41,196	97,845	170,849
LVIP Global Growth Allocation Managed Risk Fund - Service Class	—	(82,301,249)	641,416,322	569,477,904
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	—	(180,548)	1,172,778	1,112,280
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	—	(66,540,191)	463,582,838	406,384,274
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	—	(450,113)	743,917	336,444
LVIP Government Money Market Fund - Service Class	—	(311)	310	20,838,209
LVIP Government Money Market Fund - Standard Class	—	(11)	11	1,726,857
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	18,270,521	23,937,847	13,303,716	37,807,803
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	3,810	4,332	3,430	8,671
LVIP JPMorgan Core Bond Fund - Service Class	—	(2,694,260)	8,429,978	10,240,021
LVIP JPMorgan Core Bond Fund - Standard Class	—	(216,593)	400,218	442,912
LVIP JPMorgan High Yield Fund - Service Class	—	(4,035,689)	15,287,419	17,008,019
LVIP JPMorgan High Yield Fund - Standard Class	—	(178,490)	545,386	586,302
LVIP JPMorgan Mid Cap Value Fund - Service Class	—	3,324	234,858	290,005
LVIP JPMorgan Mid Cap Value Fund - Standard Class	—	235	24,050	32,413
LVIP JPMorgan Retirement Income Fund - Service Class	—	(303,322)	1,645,961	1,685,948
LVIP JPMorgan Retirement Income Fund - Standard Class	—	(2,163)	86,865	121,208
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	35,253,065	42,902,843	5,926,150	47,455,243
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	11,402	12,171	3,713	16,882
LVIP JPMorgan Small Cap Core Fund - Service Class	—	(5,285)	529,755	547,152
LVIP JPMorgan Small Cap Core Fund - Standard Class	—	(226)	149,555	160,495
LVIP JPMorgan U.S. Equity Fund - Service Class	79,384	94,642	1,188,122	1,330,768
LVIP JPMorgan U.S. Equity Fund - Standard Class	1,317	1,219	18,831	21,809
LVIP Loomis Sayles Global Growth Fund - Service Class	106,106	3,162	686,612	663,244
LVIP Loomis Sayles Global Growth Fund - Standard Class	12,478	(4,313)	81,269	76,472
LVIP MFS International Equity Managed Volatility Fund - Service Class	32,208,789	39,704,512	21,232,719	61,918,972
LVIP MFS International Growth Fund - Service Class	8,878,269	13,059,954	17,271,346	31,659,068
LVIP MFS International Growth Fund - Standard Class	82,381	72,279	197,945	312,262
LVIP MFS Value Fund - Service Class	62,970,098	93,915,568	(32,788,244)	64,193,594
LVIP MFS Value Fund - Standard Class	414,799	483,155	(111,768)	464,394
LVIP Mondrian Global Income Fund - Service Class	—	(12,037,402)	26,406,541	8,100,605

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2023

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Mondrian Global Income Fund - Standard Class	$—	$(6,822)	$(6,822)	$(39,307)
LVIP Mondrian International Value Fund - Service Class	6,639,738	(3,134,157)	3,505,581	(641,098)
LVIP Mondrian International Value Fund - Standard Class	236,308	(112,999)	123,309	(13,392)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	769,219	(1,259,016)	(489,797)	1,694,387
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	462	(232)	230	2,127
LVIP PIMCO Low Duration Bond Fund - Service Class	23,780,041	(10,867,770)	12,912,271	(9,314,888)
LVIP PIMCO Low Duration Bond Fund - Standard Class	422,943	(65,084)	357,859	(159,047)
LVIP SSGA Bond Index Fund - Service Class	19,401,070	(12,521,269)	6,879,801	(13,097,336)
LVIP SSGA Bond Index Fund - Standard Class	445,493	(88,567)	356,926	(514,059)
LVIP SSGA Conservative Index Allocation Fund - Service Class	1,554,081	(1,047,018)	507,063	(324,821)
LVIP SSGA Conservative Index Allocation Fund - Standard Class	112,265	(31,104)	81,161	(118,265)
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	425,252	(170,396)	254,856	(594,399)
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	92,641	(12,186)	80,455	(100,955)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	11,792,969	(8,818,844)	2,974,125	(7,280,845)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	58,758	(12,707)	46,051	(34,545)
LVIP SSGA International Index Fund - Service Class	7,046,107	(3,853,716)	3,192,391	5,459,204
LVIP SSGA International Index Fund - Standard Class	468,888	(84,610)	384,278	79,026
LVIP SSGA International Managed Volatility Fund - Service Class	6,835,765	(4,121,636)	2,714,129	1,693,437
LVIP SSGA International Managed Volatility Fund - Standard Class	1,396	(639)	757	374
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	8,608,626	(11,452,566)	(2,843,940)	12,618,004
LVIP SSGA Mid-Cap Index Fund - Service Class	1,868,754	(2,188,752)	(319,998)	(912,010)
LVIP SSGA Mid-Cap Index Fund - Standard Class	212,735	(75,501)	137,234	(135,175)
LVIP SSGA Moderate Index Allocation Fund - Service Class	4,912,296	(3,489,985)	1,422,311	3,103,833
LVIP SSGA Moderate Index Allocation Fund - Standard Class	100,297	(23,831)	76,466	(43,264)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	4,135,519	(3,227,606)	907,913	3,082,913
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	128,060	(26,701)	101,359	(892)
LVIP SSGA Nasdaq-100 Index Fund - Service Class	67,755	(167,691)	(99,936)	362,492
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	12,524	(6,554)	5,970	36,882
LVIP SSGA S&P 500 Index Fund - Service Class	20,474,434	(23,865,280)	(3,390,846)	54,795,847
LVIP SSGA S&P 500 Index Fund - Standard Class	1,841,025	(864,449)	976,576	2,054,647
LVIP SSGA Short-Term Bond Index Fund - Service Class	5,638,916	(2,716,667)	2,922,249	(1,606,021)
LVIP SSGA Short-Term Bond Index Fund - Standard Class	336,400	(46,992)	289,408	(34,789)
LVIP SSGA Small-Cap Index Fund - Service Class	4,222,993	(5,975,136)	(1,752,143)	136,844
LVIP SSGA Small-Cap Index Fund - Standard Class	215,843	(96,608)	119,235	(526,903)
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	5,361,756	(8,506,171)	(3,144,415)	(4,037,819)
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	650	(468)	182	2
LVIP Structured Conservative Allocation Fund - Service Class	2,550,569	(1,640,289)	910,280	(1,742,378)
LVIP Structured Conservative Allocation Fund - Standard Class	27,431	(6,520)	20,911	(32,137)
LVIP Structured Moderate Allocation Fund - Service Class	11,425,691	(8,026,769)	3,398,922	(2,394,718)
LVIP Structured Moderate Allocation Fund - Standard Class	36,018	(5,253)	30,765	(2,205)
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	6,546,071	(4,676,925)	1,869,146	(36,314)
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	65,939	(13,016)	52,923	(9,079)
LVIP T. Rowe Price 2020 Fund - Service Class	154,196	(111,444)	42,752	(85,773)
LVIP T. Rowe Price 2030 Fund - Service Class	79,675	(67,032)	12,643	(8,238)
LVIP T. Rowe Price 2040 Fund - Service Class	65,321	(78,128)	(12,807)	23,518
LVIP T. Rowe Price Growth Stock Fund - Service Class	—	(4,668,973)	(4,668,973)	1,606,835
LVIP T. Rowe Price Growth Stock Fund - Standard Class	—	(23,982)	(23,982)	(131,764)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	—	(4,613,367)	(4,613,367)	(3,699,755)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	1,126	(42,657)	(41,531)	(10,284)
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	1,988,381	(2,469,492)	(481,111)	(966,980)
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	16,013	(5,962)	10,051	(8,573)
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	22,025,710	(18,385,862)	3,639,848	(1,169,097)
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	40,478	(13,708)	26,770	(48,977)
LVIP Vanguard Bond Allocation Fund - Service Class	25,821,856	(12,080,066)	13,741,790	(11,665,750)
LVIP Vanguard Bond Allocation Fund - Standard Class	1,395,879	(228,039)	1,167,840	(705,243)
LVIP Vanguard Domestic Equity ETF Fund - Service Class	4,406,713	(5,418,699)	(1,011,986)	19,131,515
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	281,282	(128,415)	152,867	508,047

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Mondrian Global Income Fund - Standard Class	$—	$(39,307)	$81,005	$34,876
LVIP Mondrian International Value Fund - Service Class	—	(641,098)	34,532,120	37,396,603
LVIP Mondrian International Value Fund - Standard Class	—	(13,392)	1,116,106	1,226,023
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	2,607,142	4,301,529	13,121,745	16,933,477
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	1,096	3,223	6,200	9,653
LVIP PIMCO Low Duration Bond Fund - Service Class	—	(9,314,888)	19,011,929	22,609,312
LVIP PIMCO Low Duration Bond Fund - Standard Class	—	(159,047)	328,124	526,936
LVIP SSGA Bond Index Fund - Service Class	—	(13,097,336)	30,998,624	24,781,089
LVIP SSGA Bond Index Fund - Standard Class	—	(514,059)	891,581	734,448
LVIP SSGA Conservative Index Allocation Fund - Service Class	1,012,881	688,060	4,954,814	6,149,937
LVIP SSGA Conservative Index Allocation Fund - Standard Class	66,925	(51,340)	408,615	438,436
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	—	(594,399)	1,250,163	910,620
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	—	(100,955)	191,184	170,684
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	—	(7,280,845)	63,312,016	59,005,296
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	—	(34,545)	254,554	266,060
LVIP SSGA International Index Fund - Service Class	—	5,459,204	26,802,231	35,453,826
LVIP SSGA International Index Fund - Standard Class	—	79,026	1,742,736	2,206,040
LVIP SSGA International Managed Volatility Fund - Service Class	—	1,693,437	33,714,977	38,122,543
LVIP SSGA International Managed Volatility Fund - Standard Class	—	374	7,243	8,374
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	112,454,626	125,072,630	33,509,003	155,737,693
LVIP SSGA Mid-Cap Index Fund - Service Class	9,183,601	8,271,591	12,986,778	20,938,371
LVIP SSGA Mid-Cap Index Fund - Standard Class	850,215	715,040	1,289,939	2,142,213
LVIP SSGA Moderate Index Allocation Fund - Service Class	5,762,585	8,866,418	15,997,887	26,286,616
LVIP SSGA Moderate Index Allocation Fund - Standard Class	113,726	70,462	411,347	558,275
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	5,979,649	9,062,562	15,356,762	25,327,237
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	162,805	161,913	502,586	765,858
LVIP SSGA Nasdaq-100 Index Fund - Service Class	—	362,492	5,431,815	5,694,371
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	—	36,882	467,551	510,403
LVIP SSGA S&P 500 Index Fund - Service Class	42,818,571	97,614,418	253,383,871	347,607,443
LVIP SSGA S&P 500 Index Fund - Standard Class	3,187,618	5,242,265	20,646,075	26,864,916
LVIP SSGA Short-Term Bond Index Fund - Service Class	—	(1,606,021)	5,313,684	6,629,912
LVIP SSGA Short-Term Bond Index Fund - Standard Class	—	(34,789)	222,489	477,108
LVIP SSGA Small-Cap Index Fund - Service Class	4,291,961	4,428,805	53,680,239	56,356,901
LVIP SSGA Small-Cap Index Fund - Standard Class	187,831	(339,072)	2,826,773	2,606,936
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	—	(4,037,819)	72,812,839	65,630,605
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	—	2	6,696	6,880
LVIP Structured Conservative Allocation Fund - Service Class	1,218,126	(524,252)	8,725,618	9,111,646
LVIP Structured Conservative Allocation Fund - Standard Class	12,858	(19,279)	95,449	97,081
LVIP Structured Moderate Allocation Fund - Service Class	10,788,279	8,393,561	41,210,228	53,002,711
LVIP Structured Moderate Allocation Fund - Standard Class	29,627	27,422	104,669	162,856
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	6,347,946	6,311,632	25,666,837	33,847,615
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	48,912	39,833	210,732	303,488
LVIP T. Rowe Price 2020 Fund - Service Class	263,946	178,173	529,513	750,438
LVIP T. Rowe Price 2030 Fund - Service Class	176,977	168,739	353,003	534,385
LVIP T. Rowe Price 2040 Fund - Service Class	174,986	198,504	515,870	701,567
LVIP T. Rowe Price Growth Stock Fund - Service Class	—	1,606,835	117,466,505	114,404,367
LVIP T. Rowe Price Growth Stock Fund - Standard Class	—	(131,764)	2,208,383	2,052,637
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	—	(3,699,755)	61,910,555	53,597,433
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	—	(10,284)	693,689	641,874
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	—	(966,980)	22,949,845	21,501,754
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	—	(8,573)	157,465	158,943
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	—	(1,169,097)	201,719,249	204,190,000
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	—	(48,977)	382,846	360,639
LVIP Vanguard Bond Allocation Fund - Service Class	—	(11,665,750)	32,430,296	34,506,336
LVIP Vanguard Bond Allocation Fund - Standard Class	—	(705,243)	1,707,760	2,170,357
LVIP Vanguard Domestic Equity ETF Fund - Service Class	2,525,952	21,657,467	60,885,978	81,531,459
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	131,671	639,718	3,648,074	4,440,659

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2023

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Vanguard International Equity ETF Fund - Service Class	$7,448,994	$(3,721,283)	$3,727,711	$168,570
LVIP Vanguard International Equity ETF Fund - Standard Class	707,397	(126,581)	580,816	(112,346)
LVIP Wellington Capital Growth Fund - Service Class	—	(4,345,402)	(4,345,402)	1,746,121
LVIP Wellington Capital Growth Fund - Standard Class	—	(15,202)	(15,202)	(160,536)
LVIP Wellington SMID Cap Value Fund - Service Class	951,816	(1,896,288)	(944,472)	895,483
LVIP Wellington SMID Cap Value Fund - Standard Class	13,137	(6,561)	6,576	(10,867)
LVIP Western Asset Core Bond Fund - Service Class	43,323,244	(5,731,969)	37,591,275	(7,791,081)
LVIP Western Asset Core Bond Fund - Standard Class	1,644,890	(76,583)	1,568,307	(421,100)
MFS® VIT Growth Series - Initial Class	—	(52,233)	(52,233)	(61,376)
MFS® VIT Growth Series - Service Class	—	(2,954,928)	(2,954,928)	(2,193,907)
MFS® VIT Total Return Series - Initial Class	105,438	(65,311)	40,127	(49,538)
MFS® VIT Total Return Series - Service Class	2,313,818	(1,697,785)	616,033	(1,241,260)
MFS® VIT Utilities Series - Initial Class	178,313	(60,445)	117,868	45,438
MFS® VIT Utilities Series - Service Class	4,988,668	(2,295,198)	2,693,470	1,387,715
MFS® VIT II Core Equity Portfolio - Service Class	4,745	(24,774)	(20,029)	17,026
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	14,238	(7,779)	6,459	(47,362)
MFS® VIT II International Intrinsic Value Portfolio - Service Class	153,409	(343,964)	(190,555)	164,510
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	35,976	(5,338)	30,638	(6,153)
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	184,923	(84,895)	100,028	(575,470)
Morgan Stanley VIF Growth Portfolio - Class II	—	(20,099)	(20,099)	(653,705)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	145,840	(246,660)	(100,820)	85,820
PIMCO VIT All Asset Portfolio - Advisor Class	170,951	(54,162)	116,789	(448,722)
PIMCO VIT All Asset Portfolio - Institutional Class	18,342	(1,914)	16,428	(1,981)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	2,365,107	(225,676)	2,139,431	(2,207,726)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	8,701	(145)	8,556	(17,307)
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	109,137	(37,355)	71,782	(136,692)
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	3,905	(608)	3,297	(4,856)
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	83,222	(17,879)	65,343	(50,961)
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	4,487	(315)	4,172	(4,011)
Putnam VT George Putnam Balanced Fund - Class IA	19,821	(6,444)	13,377	1,029
Putnam VT George Putnam Balanced Fund - Class IB	1,099,099	(1,370,584)	(271,485)	(106,127)
Putnam VT Global Health Care Fund - Class IA	6,040	(4,478)	1,562	(19,383)
Putnam VT Global Health Care Fund - Class IB	62,818	(243,139)	(180,321)	(289,540)
Putnam VT Income Fund - Class IA	41,905	(2,789)	39,116	(14,150)
Putnam VT Income Fund - Class IB	541,294	(102,785)	438,509	(656,988)
Putnam VT Large Cap Value Fund - Class IA	184,361	(49,646)	134,715	41,208
Putnam VT Large Cap Value Fund - Class IB	3,227,609	(2,202,792)	1,024,817	(738,207)
Putnam VT Multi-Asset Absolute Return Fund - Class IA	6,397	(162)	6,235	(6,996)
Putnam VT Multi-Asset Absolute Return Fund - Class IB	188,057	(9,889)	178,168	(270,750)
Putnam VT Sustainable Future Fund - Class IB	—	(864)	(864)	8,084
Putnam VT Sustainable Leaders Fund - Class IA	—	(274)	(274)	190
Putnam VT Sustainable Leaders Fund - Class IB	40	(1,618)	(1,578)	376
Templeton Foreign VIP Fund - Class 1	9,574	(887)	8,687	786
Templeton Foreign VIP Fund - Class 4	169,024	(51,448)	117,576	22,305
Templeton Global Bond VIP Fund - Class 1	—	(10,320)	(10,320)	(155,426)
Templeton Global Bond VIP Fund - Class 2	—	(2,824,359)	(2,824,359)	(8,665,105)
Templeton Global Bond VIP Fund - Class 4	—	(185,454)	(185,454)	(684,923)
Templeton Growth VIP Fund - Class 2	495,967	(260,245)	235,722	(190,703)
TOPS® Balanced ETF Portfolio - Service Class Shares	9,853	(3,384)	6,469	(532)
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	164,230	(178,354)	(14,124)	86,368
VanEck VIP Global Resources Fund - Class S Shares	153,332	(63,396)	89,936	285,667
VanEck VIP Global Resources Fund - Initial Class Shares	25,035	(3,255)	21,780	(3,891)
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	711,970	(161,020)	550,950	(376,405)
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	146,659	(8,240)	138,419	(39,908)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Vanguard International Equity ETF Fund - Service Class	$—	$168,570	$28,881,834	$32,778,115
LVIP Vanguard International Equity ETF Fund - Standard Class	—	(112,346)	2,650,326	3,118,796
LVIP Wellington Capital Growth Fund - Service Class	5,958,485	7,704,606	112,467,586	115,826,790
LVIP Wellington Capital Growth Fund - Standard Class	65,135	(95,401)	1,446,188	1,335,585
LVIP Wellington SMID Cap Value Fund - Service Class	15,978,922	16,874,405	2,953,341	18,883,274
LVIP Wellington SMID Cap Value Fund - Standard Class	198,802	187,935	65,645	260,156
LVIP Western Asset Core Bond Fund - Service Class	—	(7,791,081)	(11,587,180)	18,213,014
LVIP Western Asset Core Bond Fund - Standard Class	—	(421,100)	(366,666)	780,541
MFS® VIT Growth Series - Initial Class	346,376	285,000	1,122,063	1,354,830
MFS® VIT Growth Series - Service Class	17,807,183	15,613,276	49,880,592	62,538,940
MFS® VIT Total Return Series - Initial Class	219,597	170,059	245,890	456,076
MFS® VIT Total Return Series - Service Class	5,522,572	4,281,312	5,632,860	10,530,205
MFS® VIT Utilities Series - Initial Class	275,912	321,350	(619,685)	(180,467)
MFS® VIT Utilities Series - Service Class	8,367,771	9,755,486	(18,645,115)	(6,196,159)
MFS® VIT II Core Equity Portfolio - Service Class	71,684	88,710	227,851	296,532
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	147,950	100,588	171,369	278,416
MFS® VIT II International Intrinsic Value Portfolio - Service Class	2,455,973	2,620,483	2,515,946	4,945,874
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	198,370	192,217	(169,229)	53,626
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	1,148,689	573,219	(301,147)	372,100
Morgan Stanley VIF Growth Portfolio - Class II	—	(653,705)	1,475,760	801,956
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	736,013	821,833	528,315	1,249,328
PIMCO VIT All Asset Portfolio - Advisor Class	—	(448,722)	700,219	368,286
PIMCO VIT All Asset Portfolio - Institutional Class	—	(1,981)	21,420	35,867
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	—	(2,207,726)	(1,570,538)	(1,638,833)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	—	(17,307)	5,561	(3,190)
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	—	(136,692)	233,307	168,397
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	—	(4,856)	7,855	6,296
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	—	(50,961)	124,356	138,738
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	—	(4,011)	4,532	4,693
Putnam VT George Putnam Balanced Fund - Class IA	—	1,029	239,608	254,014
Putnam VT George Putnam Balanced Fund - Class IB	—	(106,127)	15,108,720	14,731,108
Putnam VT Global Health Care Fund - Class IA	87,175	67,792	36,759	106,113
Putnam VT Global Health Care Fund - Class IB	1,662,063	1,372,523	367,124	1,559,326
Putnam VT Income Fund - Class IA	—	(14,150)	9,624	34,590
Putnam VT Income Fund - Class IB	—	(656,988)	508,983	290,504
Putnam VT Large Cap Value Fund - Class IA	464,544	505,752	612,131	1,252,598
Putnam VT Large Cap Value Fund - Class IB	9,047,516	8,309,309	12,204,312	21,538,438
Putnam VT Multi-Asset Absolute Return Fund - Class IA	—	(6,996)	2,499	1,738
Putnam VT Multi-Asset Absolute Return Fund - Class IB	—	(270,750)	126,727	34,145
Putnam VT Sustainable Future Fund - Class IB	—	8,084	17,478	24,698
Putnam VT Sustainable Leaders Fund - Class IA	—	190	24,076	23,992
Putnam VT Sustainable Leaders Fund - Class IB	245	621	34,897	33,940
Templeton Foreign VIP Fund - Class 1	—	786	34,152	43,625
Templeton Foreign VIP Fund - Class 4	—	22,305	726,810	866,691
Templeton Global Bond VIP Fund - Class 1	—	(155,426)	256,782	91,036
Templeton Global Bond VIP Fund - Class 2	—	(8,665,105)	13,450,200	1,960,736
Templeton Global Bond VIP Fund - Class 4	—	(684,923)	1,155,622	285,245
Templeton Growth VIP Fund - Class 2	—	(190,703)	2,535,410	2,580,429
TOPS® Balanced ETF Portfolio - Service Class Shares	7,153	6,621	41,147	54,237
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	125,841	212,209	878,459	1,076,544
VanEck VIP Global Resources Fund - Class S Shares	—	285,667	(621,416)	(245,813)
VanEck VIP Global Resources Fund - Initial Class Shares	—	(3,891)	(59,236)	(41,347)
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	—	(376,405)	932,456	1,107,001
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	—	(39,908)	95,363	193,874

Lincoln Life Variable Annuity Account N

Statements of changes in net assets

Years Ended December 31, 2022 and 2023

	AB VPS Discovery Value Portfolio - Class A Subaccount	AB VPS Discovery Value Portfolio - Class B Subaccount	AB VPS Large Cap Growth Portfolio - Class B Subaccount	AB VPS Sustainable Global Thematic Portfolio - Class B Subaccount	ALPS Global Opportunity Portfolio - Class I Subaccount	ALPS Global Opportunity Portfolio - Class III Subaccount	ALPS/Alerian Energy Infrastructure Portfolio - Class I Subaccount
NET ASSETS AT JANUARY 1, 2022	$711,565	$260,686,099	$12,375,493	$45,145,814	$227,781	$16,448,476	$877,960
Changes From Operations:
• Net investment income (loss)	3,477	(1,407,480)	(150,061)	(544,188)	33,625	1,306,930	77,593
• Net realized gain (loss) on investments	104,155	35,198,900	1,423,526	3,651,025	15,560	1,124,387	26,581
• Net change in unrealized appreciation or depreciation on investments	(216,481)	(77,468,870)	(4,878,693)	(15,690,264)	(125,647)	(7,144,777)	22,857
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(108,849)	(43,677,450)	(3,605,228)	(12,583,427)	(76,462)	(4,713,460)	127,031
Change From Unit Transactions:
• Net unit transactions	(63,029)	(16,994,025)	(756,433)	(1,331,990)	58,493	(1,275,755)	801,747
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(63,029)	(16,994,025)	(756,433)	(1,331,990)	58,493	(1,275,755)	801,747
TOTAL INCREASE (DECREASE) IN NET ASSETS	(171,878)	(60,671,475)	(4,361,661)	(13,915,417)	(17,969)	(5,989,215)	928,778
NET ASSETS AT DECEMBER 31, 2022	539,687	200,014,624	8,013,832	31,230,397	209,812	10,459,261	1,806,738
Changes From Operations:
• Net investment income (loss)	3,074	(1,274,984)	(146,233)	(479,610)	(1,052)	(115,844)	88,943
• Net realized gain (loss) on investments	36,588	14,472,859	867,521	1,642,262	(4,417)	(589,362)	58,044
• Net change in unrealized appreciation or depreciation on investments	46,437	16,491,839	1,788,719	2,905,029	65,271	3,148,834	128,614
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	86,099	29,689,714	2,510,007	4,067,681	59,802	2,443,628	275,601
Change From Unit Transactions:
• Net unit transactions	(37,579)	(15,523,666)	(717,131)	(3,806,782)	(7,080)	(2,516,122)	738,517
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(37,579)	(15,523,666)	(717,131)	(3,806,782)	(7,080)	(2,516,122)	738,517
TOTAL INCREASE (DECREASE) IN NET ASSETS	48,520	14,166,048	1,792,876	260,899	52,722	(72,494)	1,014,118
NET ASSETS AT DECEMBER 31, 2023	$588,207	$214,180,672	$9,806,708	$31,491,296	$262,534	$10,386,767	$2,820,856

See accompanying notes.

	ALPS/Alerian Energy Infrastructure Portfolio - Class III Subaccount	American Century VP Balanced Fund - Class I Subaccount	American Century VP Balanced Fund - Class II Subaccount	American Century VP Inflation Protection Fund - Class II Subaccount	American Century VP Large Company Value Fund - Class I Subaccount	American Century VP Large Company Value Fund - Class II Subaccount
NET ASSETS AT JANUARY 1, 2022	$25,104,013	$663,324	$148,045,370	$21,716	$5,500,649	$68,518,831
Changes From Operations:
• Net investment income (loss)	870,482	3,435	(649,489)	537	95,502	486,164
• Net realized gain (loss) on investments	1,106,778	82,073	18,662,188	(29)	482,441	5,288,806
• Net change in unrealized appreciation or depreciation on investments	1,567,472	(202,465)	(46,109,061)	(3,752)	(626,790)	(7,265,299)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,544,732	(116,957)	(28,096,362)	(3,244)	(48,847)	(1,490,329)
Change From Unit Transactions:
• Net unit transactions	(2,344,334)	(22,052)	805,935	(1,434)	1,090,304	46,361,718
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,344,334)	(22,052)	805,935	(1,434)	1,090,304	46,361,718
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,200,398	(139,009)	(27,290,427)	(4,678)	1,041,457	44,871,389
NET ASSETS AT DECEMBER 31, 2022	26,304,411	524,315	120,754,943	17,038	6,542,106	113,390,220
Changes From Operations:
• Net investment income (loss)	399,919	16,698	292,382	185	128,544	1,055,069
• Net realized gain (loss) on investments	1,300,774	(18,201)	(1,723,793)	(225)	215,145	3,404,554
• Net change in unrealized appreciation or depreciation on investments	683,229	155,982	18,555,091	190	(121,657)	(2,228,398)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,383,922	154,479	17,123,680	150	222,032	2,231,225
Change From Unit Transactions:
• Net unit transactions	(7,293,284)	429,810	(1,771,134)	(1,344)	(136,088)	(8,271,160)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(7,293,284)	429,810	(1,771,134)	(1,344)	(136,088)	(8,271,160)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,909,362)	584,289	15,352,546	(1,194)	85,944	(6,039,935)
NET ASSETS AT DECEMBER 31, 2023	$21,395,049	$1,108,604	$136,107,489	$15,844	$6,628,050	$107,350,285

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	American Funds Asset Allocation Fund - Class 1 Subaccount	American Funds Asset Allocation Fund - Class 1A Subaccount	American Funds Asset Allocation Fund - Class 4 Subaccount	American Funds Capital Income Builder® - Class 1 Subaccount	American Funds Capital Income Builder® - Class 1A Subaccount	American Funds Capital Income Builder® - Class 4 Subaccount	American Funds Capital World Bond Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2022	$24,731,608	$24,074,567	$282,327,497	$1,109,466	$9,093,355	$55,737,245	$2,971,792
Changes From Operations:
• Net investment income (loss)	350,338	400,923	1,518,327	26,662	216,542	737,722	(14,417)
• Net realized gain (loss) on investments	2,274,833	2,078,051	25,652,563	7,910	73,604	863,589	2,130
• Net change in unrealized appreciation or depreciation on investments	(6,021,666)	(5,735,661)	(69,322,002)	(115,627)	(993,287)	(6,323,900)	(523,270)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,396,495)	(3,256,687)	(42,151,112)	(81,055)	(703,141)	(4,722,589)	(535,557)
Change From Unit Transactions:
• Net unit transactions	37,071	5,714,270	8,765,124	(13,763)	1,003,013	1,254,676	(46,427)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	37,071	5,714,270	8,765,124	(13,763)	1,003,013	1,254,676	(46,427)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,359,424)	2,457,583	(33,385,988)	(94,818)	299,872	(3,467,913)	(581,984)
NET ASSETS AT DECEMBER 31, 2022	21,372,184	26,532,150	248,941,509	1,014,648	9,393,227	52,269,332	2,389,808
Changes From Operations:
• Net investment income (loss)	407,762	516,321	2,376,136	25,743	234,902	935,042	(19,855)
• Net realized gain (loss) on investments	836,346	603,686	6,964,444	7,062	24,177	551,287	(60,009)
• Net change in unrealized appreciation or depreciation on investments	1,598,366	2,614,212	21,738,601	49,762	530,870	2,696,352	207,096
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,842,474	3,734,219	31,079,181	82,567	789,949	4,182,681	127,232
Change From Unit Transactions:
• Net unit transactions	(1,376,131)	1,768,311	(13,885,570)	(105,336)	(168,937)	456,531	(136,804)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,376,131)	1,768,311	(13,885,570)	(105,336)	(168,937)	456,531	(136,804)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,466,343	5,502,530	17,193,611	(22,769)	621,012	4,639,212	(9,572)
NET ASSETS AT DECEMBER 31, 2023	$22,838,527	$32,034,680	$266,135,120	$991,879	$10,014,239	$56,908,544	$2,380,236

See accompanying notes.

	American Funds Capital World Bond Fund - Class 1A Subaccount	American Funds Capital World Growth and Income Fund - Class 1 Subaccount	American Funds Capital World Growth and Income Fund - Class 1A Subaccount	American Funds Global Balanced Fund - Class 1 Subaccount	American Funds Global Balanced Fund - Class 1A Subaccount	American Funds Global Growth Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2022	$1,529,656	$1,668,026	$5,712,399	$347,920	$3,335,106	$2,837,499
Changes From Operations:
• Net investment income (loss)	(4,285)	23,602	94,544	(2,404)	(13,432)	1,907
• Net realized gain (loss) on investments	(79,504)	306,877	821,726	3,397	6,980	259,307
• Net change in unrealized appreciation or depreciation on investments	(218,281)	(627,255)	(1,939,819)	(53,534)	(424,387)	(916,747)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(302,070)	(296,776)	(1,023,549)	(52,541)	(430,839)	(655,533)
Change From Unit Transactions:
• Net unit transactions	106,061	(36,118)	(88,443)	49,796	(783,271)	(839,480)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	106,061	(36,118)	(88,443)	49,796	(783,271)	(839,480)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(196,009)	(332,894)	(1,111,992)	(2,745)	(1,214,110)	(1,495,013)
NET ASSETS AT DECEMBER 31, 2022	1,333,647	1,335,132	4,600,407	345,175	2,120,996	1,342,486
Changes From Operations:
• Net investment income (loss)	(6,890)	18,100	70,493	4,073	23,627	5,714
• Net realized gain (loss) on investments	(25,030)	(7,713)	(133,223)	42,354	242,495	99,545
• Net change in unrealized appreciation or depreciation on investments	107,999	252,875	981,595	(2,478)	1,496	160,908
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	76,079	263,262	918,865	43,949	267,618	266,167
Change From Unit Transactions:
• Net unit transactions	43,637	(92,426)	(83,177)	(35,077)	(123,230)	(194,150)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	43,637	(92,426)	(83,177)	(35,077)	(123,230)	(194,150)
TOTAL INCREASE (DECREASE) IN NET ASSETS	119,716	170,836	835,688	8,872	144,388	72,017
NET ASSETS AT DECEMBER 31, 2023	$1,453,363	$1,505,968	$5,436,095	$354,047	$2,265,384	$1,414,503

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	American Funds Global Growth Fund - Class 1A Subaccount	American Funds Global Growth Fund - Class 2 Subaccount	American Funds Global Growth Fund - Class 4 Subaccount	American Funds Global Small Capitalization Fund - Class 1 Subaccount	American Funds Global Small Capitalization Fund - Class 1A Subaccount	American Funds Global Small Capitalization Fund - Class 2 Subaccount	American Funds Global Small Capitalization Fund - Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2022	$16,444,653	$331,592,236	$124,611,582	$1,645,115	$4,963,838	$364,736,293	$34,450,040
Changes From Operations:
• Net investment income (loss)	17,741	(2,257,707)	(587,772)	(8,275)	(20,494)	(3,622,184)	(280,297)
• Net realized gain (loss) on investments	1,231,439	33,823,478	9,755,393	390,791	1,163,353	94,117,455	7,925,734
• Net change in unrealized appreciation or depreciation on investments	(5,429,185)	(117,347,779)	(41,749,773)	(868,403)	(2,724,948)	(204,461,946)	(18,356,117)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,180,005)	(85,782,008)	(32,582,152)	(485,887)	(1,582,089)	(113,966,675)	(10,710,680)
Change From Unit Transactions:
• Net unit transactions	601,900	(17,782,831)	1,600,722	(62,996)	616,527	13,060,814	1,319,493
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	601,900	(17,782,831)	1,600,722	(62,996)	616,527	13,060,814	1,319,493
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,578,105)	(103,564,839)	(30,981,430)	(548,883)	(965,562)	(100,905,861)	(9,391,187)
NET ASSETS AT DECEMBER 31, 2022	12,866,548	228,027,397	93,630,152	1,096,232	3,998,276	263,830,432	25,058,853
Changes From Operations:
• Net investment income (loss)	52,356	(1,568,199)	(338,761)	(2,052)	(11,188)	(2,625,402)	(286,189)
• Net realized gain (loss) on investments	814,671	23,022,519	6,799,484	(32,539)	(220,974)	(6,147,556)	(1,139,870)
• Net change in unrealized appreciation or depreciation on investments	1,977,228	22,631,035	13,262,198	203,161	868,738	46,403,922	5,311,283
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,844,255	44,085,355	19,722,921	168,570	636,576	37,630,964	3,885,224
Change From Unit Transactions:
• Net unit transactions	131,451	(33,292,023)	2,227,665	(19,415)	68,764	(26,643,370)	4,943,944
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	131,451	(33,292,023)	2,227,665	(19,415)	68,764	(26,643,370)	4,943,944
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,975,706	10,793,332	21,950,586	149,155	705,340	10,987,594	8,829,168
NET ASSETS AT DECEMBER 31, 2023	$15,842,254	$238,820,729	$115,580,738	$1,245,387	$4,703,616	$274,818,026	$33,888,021

See accompanying notes.

	American Funds Growth Fund - Class 1 Subaccount	American Funds Growth Fund - Class 1A Subaccount	American Funds Growth Fund - Class 2 Subaccount	American Funds Growth Fund - Class 4 Subaccount	American Funds Growth- Income Fund - Class 1 Subaccount	American Funds Growth- Income Fund - Class 1A Subaccount
NET ASSETS AT JANUARY 1, 2022	$9,445,804	$53,310,366	$1,768,484,011	$437,753,534	$3,288,497	$32,073,184
Changes From Operations:
• Net investment income (loss)	(16,263)	(39,314)	(18,060,459)	(3,541,391)	17,996	248,271
• Net realized gain (loss) on investments	1,128,649	5,442,656	227,076,381	48,063,823	291,188	2,610,814
• Net change in unrealized appreciation or depreciation on investments	(3,938,823)	(22,011,756)	(747,529,995)	(185,150,238)	(866,908)	(8,358,802)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,826,437)	(16,608,414)	(538,514,073)	(140,627,806)	(557,724)	(5,499,717)
Change From Unit Transactions:
• Net unit transactions	(463,892)	2,274,325	(86,009,706)	39,186,173	(173,306)	1,630,720
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(463,892)	2,274,325	(86,009,706)	39,186,173	(173,306)	1,630,720
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,290,329)	(14,334,089)	(624,523,779)	(101,441,633)	(731,030)	(3,868,997)
NET ASSETS AT DECEMBER 31, 2022	6,155,475	38,976,277	1,143,960,232	336,311,901	2,557,467	28,204,187
Changes From Operations:
• Net investment income (loss)	(12,752)	(47,592)	(16,401,304)	(3,605,792)	19,703	285,878
• Net realized gain (loss) on investments	353,069	1,596,254	105,502,924	18,117,492	193,684	1,527,773
• Net change in unrealized appreciation or depreciation on investments	1,709,399	13,261,346	298,007,244	110,057,109	398,473	5,367,938
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,049,716	14,810,008	387,108,864	124,568,809	611,860	7,181,589
Change From Unit Transactions:
• Net unit transactions	(1,326,807)	273,930	(185,709,504)	26,491,490	(381,683)	12,965
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,326,807)	273,930	(185,709,504)	26,491,490	(381,683)	12,965
TOTAL INCREASE (DECREASE) IN NET ASSETS	722,909	15,083,938	201,399,360	151,060,299	230,177	7,194,554
NET ASSETS AT DECEMBER 31, 2023	$6,878,384	$54,060,215	$1,345,359,592	$487,372,200	$2,787,644	$35,398,741

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	American Funds Growth-Income Fund - Class 2 Subaccount	American Funds Growth-Income Fund - Class 4 Subaccount	American Funds High-Income Trust - Class 1 Subaccount	American Funds High-Income Trust - Class 1A Subaccount	American Funds International Fund - Class 1 Subaccount	American Funds International Fund - Class 1A Subaccount	American Funds International Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2022	$1,937,644,819	$255,625,285	$1,879,396	$1,456,294	$3,385,811	$11,746,161	$555,485,504
Changes From Operations:
• Net investment income (loss)	(3,335,029)	154,204	101,493	89,136	36,721	146,681	1,264,013
• Net realized gain (loss) on investments	207,148,986	24,075,772	(41,914)	(27,233)	361,336	1,167,904	55,644,226
• Net change in unrealized appreciation or depreciation on investments	(538,615,201)	(71,201,985)	(235,811)	(202,565)	(1,112,474)	(3,924,194)	(178,589,448)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(334,801,244)	(46,972,009)	(176,232)	(140,662)	(714,417)	(2,609,609)	(121,681,209)
Change From Unit Transactions:
• Net unit transactions	(185,363,315)	26,263,277	(353,706)	(53,275)	(29,440)	1,287,498	(21,896,346)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(185,363,315)	26,263,277	(353,706)	(53,275)	(29,440)	1,287,498	(21,896,346)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(520,164,559)	(20,708,732)	(529,938)	(193,937)	(743,857)	(1,322,111)	(143,577,555)
NET ASSETS AT DECEMBER 31, 2022	1,417,480,260	234,916,553	1,349,458	1,262,357	2,641,954	10,424,050	411,907,949
Changes From Operations:
• Net investment income (loss)	(1,671,765)	484,654	80,746	155,981	26,317	97,393	(641,857)
• Net realized gain (loss) on investments	123,120,142	14,947,103	(39,269)	(12,048)	(23,526)	(310,400)	(8,193,310)
• Net change in unrealized appreciation or depreciation on investments	198,053,336	43,238,209	104,887	107,123	405,459	1,826,551	64,880,789
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	319,501,713	58,669,966	146,364	251,056	408,250	1,613,544	56,045,622
Change From Unit Transactions:
• Net unit transactions	(206,729,087)	16,195,093	(163,242)	1,098,177	36,915	21,552	(46,453,515)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(206,729,087)	16,195,093	(163,242)	1,098,177	36,915	21,552	(46,453,515)
TOTAL INCREASE (DECREASE) IN NET ASSETS	112,772,626	74,865,059	(16,878)	1,349,233	445,165	1,635,096	9,592,107
NET ASSETS AT DECEMBER 31, 2023	$1,530,252,886	$309,781,612	$1,332,580	$2,611,590	$3,087,119	$12,059,146	$421,500,056

See accompanying notes.

	American Funds International Fund - Class 4 Subaccount	American Funds International Growth and Income Fund - Class 1 Subaccount	American Funds International Growth and Income Fund - Class 1A Subaccount	American Funds Managed Risk Asset Allocation Fund - Class P1 Subaccount	American Funds Managed Risk Asset Allocation Fund - Class P2 Subaccount	American Funds Managed Risk Growth Fund - Class P1 Subaccount
NET ASSETS AT JANUARY 1, 2022	$62,830,736	$1,003,507	$3,126,291	$7,250,348	$157,441,858	$5,380,840
Changes From Operations:
• Net investment income (loss)	305,421	14,348	57,295	126,102	972,976	47,265
• Net realized gain (loss) on investments	6,058,606	339,508	863,129	230,487	5,385,232	713,029
• Net change in unrealized appreciation or depreciation on investments	(20,326,453)	(510,932)	(1,323,727)	(1,446,413)	(29,963,717)	(1,993,513)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(13,962,426)	(157,076)	(403,303)	(1,089,824)	(23,605,509)	(1,233,219)
Change From Unit Transactions:
• Net unit transactions	3,925,340	(71,025)	(407,744)	482,640	(8,825,459)	(50,650)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,925,340	(71,025)	(407,744)	482,640	(8,825,459)	(50,650)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,037,086)	(228,101)	(811,047)	(607,184)	(32,430,968)	(1,283,869)
NET ASSETS AT DECEMBER 31, 2022	52,793,650	775,406	2,315,244	6,643,164	125,010,890	4,096,971
Changes From Operations:
• Net investment income (loss)	83,006	12,299	57,450	103,403	453,997	2,775
• Net realized gain (loss) on investments	(1,484,465)	(34,821)	(274,318)	667,538	12,740,306	827,628
• Net change in unrealized appreciation or depreciation on investments	8,996,814	132,633	583,993	(112,398)	(3,192,322)	199,541
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,595,355	110,111	367,125	658,543	10,001,981	1,029,944
Change From Unit Transactions:
• Net unit transactions	1,097,829	(68,389)	273,696	(24,488)	(11,050,435)	560,908
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,097,829	(68,389)	273,696	(24,488)	(11,050,435)	560,908
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,693,184	41,722	640,821	634,055	(1,048,454)	1,590,852
NET ASSETS AT DECEMBER 31, 2023	$61,486,834	$817,128	$2,956,065	$7,277,219	$123,962,436	$5,687,823

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	American Funds Managed Risk Growth- Income Fund - Class P1 Subaccount	American Funds Managed Risk International Fund - Class P1 Subaccount	American Funds Managed Risk Washington Mutual Investors Fund - Class P1 Subaccount	American Funds Mortgage Fund - Class 1 Subaccount	American Funds Mortgage Fund - Class 1A Subaccount	American Funds Mortgage Fund - Class 4 Subaccount	American Funds New World Fund® - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2022	$1,590,752	$1,683,709	$2,299,890	$654,844	$2,217,056	$6,933,462	$3,578,414
Changes From Operations:
• Net investment income (loss)	26,472	53,522	104,792	1,043	28,693	55,588	25,718
• Net realized gain (loss) on investments	5,625	(65,063)	(9,620)	(5,958)	(66,322)	(91,471)	277,611
• Net change in unrealized appreciation or depreciation on investments	(317,451)	(285,416)	(339,444)	(63,161)	(161,323)	(769,040)	(1,121,980)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(285,354)	(296,957)	(244,272)	(68,076)	(198,952)	(804,923)	(818,651)
Change From Unit Transactions:
• Net unit transactions	226,617	267,232	543,303	(67,212)	(362,026)	1,075,546	82,074
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	226,617	267,232	543,303	(67,212)	(362,026)	1,075,546	82,074
TOTAL INCREASE (DECREASE) IN NET ASSETS	(58,737)	(29,725)	299,031	(135,288)	(560,978)	270,623	(736,577)
NET ASSETS AT DECEMBER 31, 2022	1,532,015	1,653,984	2,598,921	519,556	1,656,078	7,204,085	2,841,837
Changes From Operations:
• Net investment income (loss)	17,459	16,804	40,281	11,505	62,096	164,546	26,179
• Net realized gain (loss) on investments	178,399	76,892	278,441	(29,402)	(35,237)	(230,699)	3,236
• Net change in unrealized appreciation or depreciation on investments	43,427	6,836	(94,313)	25,117	34,817	218,830	384,103
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	239,285	100,532	224,409	7,220	61,676	152,677	413,518
Change From Unit Transactions:
• Net unit transactions	(26,523)	62,567	(305,880)	(93,724)	158,507	(515,085)	(360,627)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(26,523)	62,567	(305,880)	(93,724)	158,507	(515,085)	(360,627)
TOTAL INCREASE (DECREASE) IN NET ASSETS	212,762	163,099	(81,471)	(86,504)	220,183	(362,408)	52,891
NET ASSETS AT DECEMBER 31, 2023	$1,744,777	$1,817,083	$2,517,450	$433,052	$1,876,261	$6,841,677	$2,894,728

See accompanying notes.

	American Funds New World Fund® - Class 1A Subaccount	American Funds New World Fund® - Class 4 Subaccount	American Funds The Bond Fund of America - Class 1 Subaccount	American Funds The Bond Fund of America - Class 1A Subaccount	American Funds U.S. Government Securities Fund - Class 1 Subaccount	American Funds U.S. Government Securities Fund - Class 1A Subaccount
NET ASSETS AT JANUARY 1, 2022	$10,032,282	$56,215,439	$7,791,562	$11,165,352	$329,712	$4,653,756
Changes From Operations:
• Net investment income (loss)	75,333	65,774	156,953	256,683	8,257	122,638
• Net realized gain (loss) on investments	518,874	3,971,439	(4,993)	(61,087)	(7,911)	(316,006)
• Net change in unrealized appreciation or depreciation on investments	(2,936,373)	(17,159,866)	(1,126,609)	(1,625,286)	(35,600)	(295,019)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,342,166)	(13,122,653)	(974,649)	(1,429,690)	(35,254)	(488,387)
Change From Unit Transactions:
• Net unit transactions	295,886	1,424,699	(644,924)	229,586	35,916	(296,902)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	295,886	1,424,699	(644,924)	229,586	35,916	(296,902)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,046,280)	(11,697,954)	(1,619,573)	(1,200,104)	662	(785,289)
NET ASSETS AT DECEMBER 31, 2022	7,986,002	44,517,485	6,171,989	9,965,248	330,374	3,868,467
Changes From Operations:
• Net investment income (loss)	93,341	174,321	172,313	428,152	6,913	140,353
• Net realized gain (loss) on investments	(107,538)	(336,250)	(141,092)	(139,273)	(26,737)	(120,365)
• Net change in unrealized appreciation or depreciation on investments	1,271,134	6,925,374	233,038	338,145	21,819	81,358
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,256,937	6,763,445	264,259	627,024	1,995	101,346
Change From Unit Transactions:
• Net unit transactions	475,290	5,337,127	(252,909)	4,923,138	(103,412)	769,239
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	475,290	5,337,127	(252,909)	4,923,138	(103,412)	769,239
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,732,227	12,100,572	11,350	5,550,162	(101,417)	870,585
NET ASSETS AT DECEMBER 31, 2023	$9,718,229	$56,618,057	$6,183,339	$15,515,410	$228,957	$4,739,052

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	American Funds Washington Mutual Investors Fund - Class 1 Subaccount	American Funds Washington Mutual Investors Fund - Class 1A Subaccount	American Funds Washington Mutual Investors Fund - Class 4 Subaccount	BlackRock Global Allocation V.I. Fund - Class I Subaccount	BlackRock Global Allocation V.I. Fund - Class III Subaccount	ClearBridge Variable Aggressive Growth Portfolio - Class I Subaccount	ClearBridge Variable Aggressive Growth Portfolio - Class II Subaccount
NET ASSETS AT JANUARY 1, 2022	$4,662,906	$18,789,114	$96,471,478	$6,754,231	$1,057,226,537	$683,163	$24,198,802
Changes From Operations:
• Net investment income (loss)	53,606	217,430	724,260	(13,367)	(6,592,148)	348	(224,059)
• Net realized gain (loss) on investments	1,036,472	3,865,708	21,050,250	(735,431)	(122,747,572)	33,798	1,221,229
• Net change in unrealized appreciation or depreciation on investments	(1,502,349)	(5,940,667)	(31,034,275)	682	7,323,597	(227,058)	(7,495,368)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(412,271)	(1,857,529)	(9,259,765)	(748,116)	(122,016,123)	(192,912)	(6,498,198)
Change From Unit Transactions:
• Net unit transactions	(349,390)	592,902	9,433,147	(6,006,115)	(935,210,414)	2,129	(465,656)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(349,390)	592,902	9,433,147	(6,006,115)	(935,210,414)	2,129	(465,656)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(761,661)	(1,264,627)	173,382	(6,754,231)	(1,057,226,537)	(190,783)	(6,963,854)
NET ASSETS AT DECEMBER 31, 2022	3,901,245	17,524,487	96,644,860	—	—	492,380	17,234,948
Changes From Operations:
• Net investment income (loss)	34,967	226,167	788,790	—	—	(397)	(190,510)
• Net realized gain (loss) on investments	(104,772)	17,404	331,857	—	—	15,677	61,306
• Net change in unrealized appreciation or depreciation on investments	535,173	2,921,589	15,069,566	—	—	100,662	3,737,949
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	465,368	3,165,160	16,190,213	—	—	115,942	3,608,745
Change From Unit Transactions:
• Net unit transactions	(1,317,922)	1,037,798	10,114,812	—	—	(45,313)	(2,339,490)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,317,922)	1,037,798	10,114,812	—	—	(45,313)	(2,339,490)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(852,554)	4,202,958	26,305,025	—	—	70,629	1,269,255
NET ASSETS AT DECEMBER 31, 2023	$3,048,691	$21,727,445	$122,949,885	$—	$—	$563,009	$18,504,203

See accompanying notes.

	ClearBridge Variable Large Cap Growth Portfolio - Class I Subaccount	ClearBridge Variable Large Cap Growth Portfolio - Class II Subaccount	ClearBridge Variable Mid Cap Portfolio - Class I Subaccount	ClearBridge Variable Mid Cap Portfolio - Class II Subaccount	Columbia VP Commodity Strategy Fund - Class 1 Subaccount	Columbia VP Commodity Strategy Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2022	$6,458,198	$238,342,012	$2,318,620	$72,482,261	$985,109	$6,016,740
Changes From Operations:
• Net investment income (loss)	(26,774)	(2,824,539)	(2,964)	(713,062)	588,463	3,770,990
• Net realized gain (loss) on investments	67,241	13,877,075	105,119	3,877,404	120,792	74,731
• Net change in unrealized appreciation or depreciation on investments	(2,104,460)	(91,987,919)	(687,448)	(22,726,158)	(682,030)	(3,325,483)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,063,993)	(80,935,383)	(585,293)	(19,561,816)	27,225	520,238
Change From Unit Transactions:
• Net unit transactions	(241,115)	16,194,893	(137,694)	1,282,669	1,393,837	8,620,950
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(241,115)	16,194,893	(137,694)	1,282,669	1,393,837	8,620,950
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,305,108)	(64,740,490)	(722,987)	(18,279,147)	1,421,062	9,141,188
NET ASSETS AT DECEMBER 31, 2022	4,153,090	173,601,522	1,595,633	54,203,114	2,406,171	15,157,928
Changes From Operations:
• Net investment income (loss)	(30,121)	(3,268,471)	(5,567)	(701,701)	510,157	1,614,607
• Net realized gain (loss) on investments	44,999	3,865,808	(66,869)	(162,546)	(558,142)	(3,144,726)
• Net change in unrealized appreciation or depreciation on investments	1,959,023	73,388,318	252,910	6,956,138	(102,191)	623,182
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,973,901	73,985,655	180,474	6,091,891	(150,176)	(906,937)
Change From Unit Transactions:
• Net unit transactions	1,106,119	18,158,170	(125,722)	(762,260)	(804,164)	(8,254,636)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,106,119	18,158,170	(125,722)	(762,260)	(804,164)	(8,254,636)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,080,020	92,143,825	54,752	5,329,631	(954,340)	(9,161,573)
NET ASSETS AT DECEMBER 31, 2023	$7,233,110	$265,745,347	$1,650,385	$59,532,745	$1,451,831	$5,996,355

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	Columbia VP Emerging Markets Bond Fund - Class 1 Subaccount	Columbia VP Emerging Markets Bond Fund - Class 2 Subaccount	Columbia VP Strategic Income Fund - Class 1 Subaccount	Columbia VP Strategic Income Fund - Class 2 Subaccount	Delaware Ivy VIP Asset Strategy Portfolio - Class I Subaccount	Delaware Ivy VIP Asset Strategy Portfolio - Class II Subaccount	Delaware Ivy VIP Energy Portfolio - Class I Subaccount
NET ASSETS AT JANUARY 1, 2022	$846,331	$4,590,207	$2,783,528	$17,582,103	$966,551	$8,672,969	$167,585
Changes From Operations:
• Net investment income (loss)	25,285	94,706	65,498	274,636	12,819	23,068	13,147
• Net realized gain (loss) on investments	(79,682)	(401,671)	44,699	172,088	66,031	412,558	98,946
• Net change in unrealized appreciation or depreciation on investments	(94,277)	(464,670)	(426,408)	(2,709,112)	(222,610)	(1,790,866)	(2,728)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(148,674)	(771,635)	(316,211)	(2,262,388)	(143,760)	(1,355,240)	109,365
Change From Unit Transactions:
• Net unit transactions	(201,967)	(1,147,994)	(84,736)	200,917	(1,591)	(731,477)	169,985
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(201,967)	(1,147,994)	(84,736)	200,917	(1,591)	(731,477)	169,985
TOTAL INCREASE (DECREASE) IN NET ASSETS	(350,641)	(1,919,629)	(400,947)	(2,061,471)	(145,351)	(2,086,717)	279,350
NET ASSETS AT DECEMBER 31, 2022	495,690	2,670,578	2,382,581	15,520,632	821,200	6,586,252	446,935
Changes From Operations:
• Net investment income (loss)	35,943	111,121	74,179	361,525	19,000	72,331	15,507
• Net realized gain (loss) on investments	(15,862)	(117,060)	(92,386)	(621,502)	(1,545)	(136,413)	28,123
• Net change in unrealized appreciation or depreciation on investments	54,331	233,302	229,811	1,486,913	97,946	908,466	(16,347)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	74,412	227,363	211,604	1,226,936	115,401	844,384	27,283
Change From Unit Transactions:
• Net unit transactions	346,138	(144,748)	(13,671)	(478,288)	16,581	176,960	(2,325)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	346,138	(144,748)	(13,671)	(478,288)	16,581	176,960	(2,325)
TOTAL INCREASE (DECREASE) IN NET ASSETS	420,550	82,615	197,933	748,648	131,982	1,021,344	24,958
NET ASSETS AT DECEMBER 31, 2023	$916,240	$2,753,193	$2,580,514	$16,269,280	$953,182	$7,607,596	$471,893

See accompanying notes.

	Delaware Ivy VIP Energy Portfolio - Class II Subaccount	Delaware Ivy VIP High Income Portfolio - Class I Subaccount	Delaware Ivy VIP High Income Portfolio - Class II Subaccount	Delaware Ivy VIP Mid Cap Growth Portfolio - Class I Subaccount	Delaware Ivy VIP Mid Cap Growth Portfolio - Class II Subaccount	Delaware Ivy VIP Science and Technology Portfolio - Class I Subaccount
NET ASSETS AT JANUARY 1, 2022	$10,828,195	$2,095,089	$27,115,967	$7,444,775	$35,551,587	$2,150,899
Changes From Operations:
• Net investment income (loss)	635,046	149,975	1,242,481	(25,507)	(288,031)	(6,886)
• Net realized gain (loss) on investments	2,379,644	(108,256)	(547,616)	914,252	4,627,277	(143,883)
• Net change in unrealized appreciation or depreciation on investments	3,886,234	(333,377)	(3,811,157)	(3,151,153)	(16,138,444)	(553,088)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,900,924	(291,658)	(3,116,292)	(2,262,408)	(11,799,198)	(703,857)
Change From Unit Transactions:
• Net unit transactions	11,330,621	169,132	(2,895,971)	(247,336)	1,106,495	(115,337)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	11,330,621	169,132	(2,895,971)	(247,336)	1,106,495	(115,337)
TOTAL INCREASE (DECREASE) IN NET ASSETS	18,231,545	(122,526)	(6,012,263)	(2,509,744)	(10,692,703)	(819,194)
NET ASSETS AT DECEMBER 31, 2022	29,059,740	1,972,563	21,103,704	4,935,031	24,858,884	1,331,705
Changes From Operations:
• Net investment income (loss)	248,721	137,306	1,060,262	(24,602)	(281,544)	(7,459)
• Net realized gain (loss) on investments	2,763,233	(38,672)	(781,740)	309,089	1,596,803	(37,867)
• Net change in unrealized appreciation or depreciation on investments	(3,658,194)	195,838	1,833,467	645,708	3,430,634	623,894
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(646,240)	294,472	2,111,989	930,195	4,745,893	578,568
Change From Unit Transactions:
• Net unit transactions	(15,485,957)	816,661	(1,081,162)	(410,675)	2,890,319	320,282
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(15,485,957)	816,661	(1,081,162)	(410,675)	2,890,319	320,282
TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,132,197)	1,111,133	1,030,827	519,520	7,636,212	898,850
NET ASSETS AT DECEMBER 31, 2023	$12,927,543	$3,083,696	$22,134,531	$5,454,551	$32,495,096	$2,230,555

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	Delaware Ivy VIP Science and Technology Portfolio - Class II Subaccount	Delaware Ivy VIP Small Cap Growth Portfolio - Class I Subaccount	Delaware Ivy VIP Small Cap Growth Portfolio - Class II Subaccount	Delaware VIP® Emerging Markets Series - Service Class Subaccount	Delaware VIP® Emerging Markets Series - Standard Class Subaccount	Delaware VIP® International Series - Standard Class Subaccount	Delaware VIP® Small Cap Value Series - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$57,682,468	$773,314	$11,851,738	$309,342,381	$1,433,474	$71,516	$524,665,809
Changes From Operations:
• Net investment income (loss)	(466,538)	(4,120)	(103,443)	5,513,759	47,022	66	(4,734,927)
• Net realized gain (loss) on investments	1,807,940	207,418	1,676,697	367,543	(32,939)	4,356	43,648,811
• Net change in unrealized appreciation or depreciation on investments	(19,775,012)	(534,158)	(5,022,194)	(93,946,119)	(437,695)	(17,596)	(108,523,079)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(18,433,610)	(330,860)	(3,448,940)	(88,064,817)	(423,612)	(13,174)	(69,609,195)
Change From Unit Transactions:
• Net unit transactions	(2,630,401)	685,938	1,277,041	(4,711,461)	524,665	(997)	(29,134,838)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,630,401)	685,938	1,277,041	(4,711,461)	524,665	(997)	(29,134,838)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,064,011)	355,078	(2,171,899)	(92,776,278)	101,053	(14,171)	(98,744,033)
NET ASSETS AT DECEMBER 31, 2022	36,618,457	1,128,392	9,679,839	216,566,103	1,534,527	57,345	425,921,776
Changes From Operations:
• Net investment income (loss)	(476,799)	(5,047)	(109,561)	(690,275)	18,673	(12)	(3,907,255)
• Net realized gain (loss) on investments	(1,033,189)	163,239	925,053	(1,943,795)	(84,954)	(1,173)	20,401,062
• Net change in unrealized appreciation or depreciation on investments	15,166,293	(8,309)	436,940	26,753,923	238,240	7,770	15,927,094
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,656,305	149,883	1,252,432	24,119,853	171,959	6,585	32,420,901
Change From Unit Transactions:
• Net unit transactions	(1,723,065)	63,474	1,840,834	(23,147,587)	(321,255)	(6,286)	(6,882,126)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,723,065)	63,474	1,840,834	(23,147,587)	(321,255)	(6,286)	(6,882,126)
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,933,240	213,357	3,093,266	972,266	(149,296)	299	25,538,775
NET ASSETS AT DECEMBER 31, 2023	$48,551,697	$1,341,749	$12,773,105	$217,538,369	$1,385,231	$57,644	$451,460,551

See accompanying notes.

	Delaware VIP® Small Cap Value Series - Standard Class Subaccount	DWS Alternative Asset Allocation VIP Portfolio - Class A Subaccount	DWS Alternative Asset Allocation VIP Portfolio - Class B Subaccount	DWS Equity 500 Index VIP Portfolio - Class A Subaccount	DWS Small Cap Index VIP Portfolio - Class A Subaccount	Eaton Vance VT Floating-Rate Income Fund - ADV Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$9,029,082	$1,993,690	$47,536,453	$7,700,222	$3,012,588	$2,607,497
Changes From Operations:
• Net investment income (loss)	(20,294)	187,534	2,416,136	(22,280)	(16,249)	125,069
• Net realized gain (loss) on investments	655,497	(1,276)	271,616	620,451	391,811	(23,447)
• Net change in unrealized appreciation or depreciation on investments	(1,807,546)	(420,700)	(6,951,791)	(2,114,921)	(1,014,469)	(181,727)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,172,343)	(234,442)	(4,264,039)	(1,516,750)	(638,907)	(80,105)
Change From Unit Transactions:
• Net unit transactions	(532,530)	839,950	(2,982,523)	(405,508)	(312,514)	153,736
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(532,530)	839,950	(2,982,523)	(405,508)	(312,514)	153,736
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,704,873)	605,508	(7,246,562)	(1,922,258)	(951,421)	73,631
NET ASSETS AT DECEMBER 31, 2022	7,324,209	2,599,198	40,289,891	5,777,964	2,061,167	2,681,128
Changes From Operations:
• Net investment income (loss)	(7,767)	162,443	1,933,424	(16,675)	(9,346)	336,421
• Net realized gain (loss) on investments	270,217	12,195	(236,435)	494,486	6,294	(25,547)
• Net change in unrealized appreciation or depreciation on investments	291,780	(32,589)	(199,880)	794,652	284,219	132,906
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	554,230	142,049	1,497,109	1,272,463	281,167	443,780
Change From Unit Transactions:
• Net unit transactions	(746,152)	(41,438)	(4,392,149)	(787,268)	(285,126)	1,545,849
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(746,152)	(41,438)	(4,392,149)	(787,268)	(285,126)	1,545,849
TOTAL INCREASE (DECREASE) IN NET ASSETS	(191,922)	100,611	(2,895,040)	485,195	(3,959)	1,989,629
NET ASSETS AT DECEMBER 31, 2023	$7,132,287	$2,699,809	$37,394,851	$6,263,159	$2,057,208	$4,670,757

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	Eaton Vance VT Floating-Rate Income Fund - Initial Class Subaccount	Fidelity® VIP Balanced Portfolio - Initial Class Subaccount	Fidelity® VIP Balanced Portfolio - Service Class 2 Subaccount	Fidelity® VIP Consumer Discretionary Portfolio - Initial Class Subaccount	Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2 Subaccount	Fidelity® VIP Consumer Staples Portfolio - Service Class 2 Subaccount	Fidelity® VIP Contrafund® Portfolio - Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$37,830,933	$8,301,318	$262,567,558	$—	$—	$—	$9,130,307
Changes From Operations:
• Net investment income (loss)	1,252,180	71,192	(842,770)	—	—	—	5,315
• Net realized gain (loss) on investments	(510,484)	255,846	11,725,697	—	—	—	396,983
• Net change in unrealized appreciation or depreciation on investments	(2,333,901)	(2,011,982)	(66,684,491)	—	—	—	(2,693,810)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,592,205)	(1,684,944)	(55,801,564)	—	—	—	(2,291,512)
Change From Unit Transactions:
• Net unit transactions	765,632	1,716,696	49,162,336	—	—	—	(1,240,040)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	765,632	1,716,696	49,162,336	—	—	—	(1,240,040)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(826,573)	31,752	(6,639,228)	—	—	—	(3,531,552)
NET ASSETS AT DECEMBER 31, 2022	37,004,360	8,333,070	255,928,330	—	—	—	5,598,755
Changes From Operations:
• Net investment income (loss)	2,474,854	137,219	808,209	(2)	(98)	2,378	8,244
• Net realized gain (loss) on investments	(716,085)	169,100	9,248,199	78	152	1,757	349,356
• Net change in unrealized appreciation or depreciation on investments	1,556,962	1,620,491	46,479,440	—	6,647	(2,370)	1,681,637
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,315,731	1,926,810	56,535,848	76	6,701	1,765	2,039,237
Change From Unit Transactions:
• Net unit transactions	(4,127,211)	1,154,028	81,203,619	(76)	149,275	222,302	746,704
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,127,211)	1,154,028	81,203,619	(76)	149,275	222,302	746,704
TOTAL INCREASE (DECREASE) IN NET ASSETS	(811,480)	3,080,838	137,739,467	—	155,976	224,067	2,785,941
NET ASSETS AT DECEMBER 31, 2023	$36,192,880	$11,413,908	$393,667,797	$—	$155,976	$224,067	$8,384,696
See accompanying notes.

	Fidelity® VIP Contrafund® Portfolio - Service Class 2 Subaccount	Fidelity® VIP Financials Portfolio - Initial Class Subaccount	Fidelity® VIP Financials Portfolio - Service Class 2 Subaccount	Fidelity® VIP FundsManager® 50% Portfolio - Investor Class Subaccount	Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2 Subaccount	Fidelity® VIP Growth Portfolio - Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$1,637,867,768	$—	$—	$787,542	$30,399,690	$11,862,192
Changes From Operations:
• Net investment income (loss)	(16,924,360)	—	—	8,376	92,584	(38,111)
• Net realized gain (loss) on investments	93,510,776	—	—	112,609	3,715,338	720,078
• Net change in unrealized appreciation or depreciation on investments	(525,588,593)	—	—	(234,095)	(8,436,239)	(3,643,886)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(449,002,177)	—	—	(113,110)	(4,628,317)	(2,961,919)
Change From Unit Transactions:
• Net unit transactions	(27,459,491)	—	—	(31,967)	(1,150,254)	(325,743)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(27,459,491)	—	—	(31,967)	(1,150,254)	(325,743)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(476,461,668)	—	—	(145,077)	(5,778,571)	(3,287,662)
NET ASSETS AT DECEMBER 31, 2022	1,161,406,100	—	—	642,465	24,621,119	8,574,530
Changes From Operations:
• Net investment income (loss)	(16,582,777)	(19)	730	12,211	230,022	(82,763)
• Net realized gain (loss) on investments	87,821,810	554	3,705	(18,570)	(464,889)	463,937
• Net change in unrealized appreciation or depreciation on investments	271,616,962	3,908	3,148	83,763	2,820,196	2,513,925
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	342,855,995	4,443	7,583	77,404	2,585,329	2,895,099
Change From Unit Transactions:
• Net unit transactions	(140,585,605)	73,786	70,242	(10,603)	(1,362,286)	(1,103,884)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(140,585,605)	73,786	70,242	(10,603)	(1,362,286)	(1,103,884)
TOTAL INCREASE (DECREASE) IN NET ASSETS	202,270,390	78,229	77,825	66,801	1,223,043	1,791,215
NET ASSETS AT DECEMBER 31, 2023	$1,363,676,490	$78,229	$77,825	$709,266	$25,844,162	$10,365,745

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	Fidelity® VIP Growth Portfolio - Service Class 2 Subaccount	Fidelity® VIP Mid Cap Portfolio - Initial Class Subaccount	Fidelity® VIP Mid Cap Portfolio - Service Class 2 Subaccount	Fidelity® VIP Strategic Income Portfolio - Initial Class Subaccount	Fidelity® VIP Strategic Income Portfolio - Service Class 2 Subaccount	Fidelity® VIP Technology Portfolio - Initial Class Subaccount	Fidelity® VIP Technology Portfolio - Service Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2022	$386,768,324	$4,416,236	$688,709,850	$4,915,692	$33,258,940	$—	$—
Changes From Operations:
• Net investment income (loss)	(3,574,530)	4,323	(7,366,572)	194,108	642,090	—	—
• Net realized gain (loss) on investments	25,324,995	229,618	39,928,663	(97,189)	(706,857)	—	—
• Net change in unrealized appreciation or depreciation on investments	(121,830,693)	(939,357)	(143,374,395)	(786,276)	(3,912,717)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(100,080,228)	(705,416)	(110,812,304)	(689,357)	(3,977,484)	—	—
Change From Unit Transactions:
• Net unit transactions	6,236,636	419,088	(41,807,415)	1,538,109	(2,793,138)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,236,636	419,088	(41,807,415)	1,538,109	(2,793,138)	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(93,843,592)	(286,328)	(152,619,719)	848,752	(6,770,622)	—	—
NET ASSETS AT DECEMBER 31, 2022	292,924,732	4,129,908	536,090,131	5,764,444	26,488,318	—	—
Changes From Operations:
• Net investment income (loss)	(4,784,407)	5,263	(6,232,113)	263,548	1,159,828	134	(6,925)
• Net realized gain (loss) on investments	20,585,109	38,930	15,420,637	(136,151)	(493,262)	2,001	18,198
• Net change in unrealized appreciation or depreciation on investments	80,982,379	483,940	59,779,323	409,395	1,797,853	48,005	407,056
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	96,783,081	528,133	68,967,847	536,792	2,464,419	50,140	418,329
Change From Unit Transactions:
• Net unit transactions	(21,826,883)	(518,244)	(23,236,762)	425,767	6,586,277	521,396	4,457,727
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(21,826,883)	(518,244)	(23,236,762)	425,767	6,586,277	521,396	4,457,727
TOTAL INCREASE (DECREASE) IN NET ASSETS	74,956,198	9,889	45,731,085	962,559	9,050,696	571,536	4,876,056
NET ASSETS AT DECEMBER 31, 2023	$367,880,930	$4,139,797	$581,821,216	$6,727,003	$35,539,014	$571,536	$4,876,056

See accompanying notes.

	First Trust Capital Strength Hedged Equity Portfolio - Class I Subaccount	First Trust Capital Strength Portfolio - Class I Subaccount	First Trust Capital Strength Portfolio - Class II Subaccount	First Trust Dorsey Wright Tactical Core Portfolio - Class I Subaccount	First Trust Dorsey Wright Tactical Core Portfolio - Class II Subaccount	First Trust Growth Strength Portfolio - Class I Subaccount
NET ASSETS AT JANUARY 1, 2022	$—	$57,129,801	$1,230,975	$12,453,859	$804,937	$—
Changes From Operations:
• Net investment income (loss)	—	(381,880)	5,154	53,165	8,334	—
• Net realized gain (loss) on investments	—	(255,322)	9,140	1,587,470	64,610	—
• Net change in unrealized appreciation or depreciation on investments	—	(5,775,861)	(134,445)	(3,938,622)	(199,967)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	(6,413,063)	(120,151)	(2,297,987)	(127,023)	—
Change From Unit Transactions:
• Net unit transactions	—	31,708,870	357,323	257,400	(144,399)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	31,708,870	357,323	257,400	(144,399)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	25,295,807	237,172	(2,040,587)	(271,422)	—
NET ASSETS AT DECEMBER 31, 2022	—	82,425,608	1,468,147	10,413,272	533,515	—
Changes From Operations:
• Net investment income (loss)	322	(229,493)	7,739	89,734	4,488	(15,980)
• Net realized gain (loss) on investments	1,787	(17,131)	26,669	(227,150)	(112,762)	70,408
• Net change in unrealized appreciation or depreciation on investments	1,699	7,276,576	68,223	1,079,083	135,664	527,860
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,808	7,029,952	102,631	941,667	27,390	582,288
Change From Unit Transactions:
• Net unit transactions	1,716,635	22,128,594	(367,369)	(1,486,033)	(289,658)	5,903,788
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,716,635	22,128,594	(367,369)	(1,486,033)	(289,658)	5,903,788
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,720,443	29,158,546	(264,738)	(544,366)	(262,268)	6,486,076
NET ASSETS AT DECEMBER 31, 2023	$1,720,443	$111,584,154	$1,203,409	$9,868,906	$271,247	$6,486,076

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	First Trust International Developed Capital Strength Portfolio - Class I Subaccount	First Trust International Developed Capital Strength Portfolio - Class II Subaccount	First Trust Multi Income Allocation Portfolio - Class I Subaccount	First Trust Multi Income Allocation Portfolio - Class II Subaccount	First Trust/ Dow Jones Dividend & Income Allocation Portfolio - Class I Subaccount	First Trust/ Dow Jones Dividend & Income Allocation Portfolio - Class II Subaccount	Franklin Allocation VIP Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2022	$2,068,808	$190,518	$9,949,680	$46,482	$225,622,964	$1,757,379	$—
Changes From Operations:
• Net investment income (loss)	(2,338)	1,654	195,399	986	(305,674)	20,677	(36)
• Net realized gain (loss) on investments	(117,857)	(2,606)	192,860	(1,587)	24,377,484	191,513	(2,216)
• Net change in unrealized appreciation or depreciation on investments	(388,566)	(46,181)	(1,268,419)	(3,227)	(54,563,402)	(425,625)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(508,761)	(47,133)	(880,160)	(3,828)	(30,491,592)	(213,435)	(2,252)
Change From Unit Transactions:
• Net unit transactions	2,381,375	156,974	1,249,074	(19,976)	(8,451,778)	76,093	2,252
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,381,375	156,974	1,249,074	(19,976)	(8,451,778)	76,093	2,252
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,872,614	109,841	368,914	(23,804)	(38,943,370)	(137,342)	—
NET ASSETS AT DECEMBER 31, 2022	3,941,422	300,359	10,318,594	22,678	186,679,594	1,620,037	—
Changes From Operations:
• Net investment income (loss)	(21,505)	962	205,083	921	1,266,228	33,175	941
• Net realized gain (loss) on investments	(29,082)	(5,521)	256,121	685	151,541	15,949	1,152
• Net change in unrealized appreciation or depreciation on investments	973,133	53,268	199,549	872	14,076,140	114,156	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	922,546	48,709	660,753	2,478	15,493,909	163,280	2,093
Change From Unit Transactions:
• Net unit transactions	4,741,712	15,228	(2,555,929)	8,070	(19,291,696)	(151,788)	(2,093)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,741,712	15,228	(2,555,929)	8,070	(19,291,696)	(151,788)	(2,093)
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,664,258	63,937	(1,895,176)	10,548	(3,797,787)	11,492	—
NET ASSETS AT DECEMBER 31, 2023	$9,605,680	$364,296	$8,423,418	$33,226	$182,881,807	$1,631,529	$—

See accompanying notes.

	Franklin Allocation VIP Fund - Class 4 Subaccount	Franklin Income VIP Fund - Class 1 Subaccount	Franklin Income VIP Fund - Class 2 Subaccount	Franklin Income VIP Fund - Class 4 Subaccount	Franklin Multi-Asset Variable Conservative Growth - Class I Subaccount	Franklin Multi-Asset Variable Conservative Growth - Class II Subaccount
NET ASSETS AT JANUARY 1, 2022	$18,023,792	$628,862	$449,714,685	$133,883,773	$99,361	$16,920,659
Changes From Operations:
• Net investment income (loss)	28,485	50,713	13,025,402	4,608,701	1,323	72,042
• Net realized gain (loss) on investments	1,033,630	14,402	10,816,609	3,071,550	5,477	229,796
• Net change in unrealized appreciation or depreciation on investments	(4,410,254)	(119,155)	(53,163,646)	(17,581,723)	(20,354)	(2,969,361)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,348,139)	(54,040)	(29,321,635)	(9,901,472)	(13,554)	(2,667,523)
Change From Unit Transactions:
• Net unit transactions	2,010,486	559,290	(61,813,570)	23,081,739	(1,666)	(693,075)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,010,486	559,290	(61,813,570)	23,081,739	(1,666)	(693,075)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,337,653)	505,250	(91,135,205)	13,180,267	(15,220)	(3,360,598)
NET ASSETS AT DECEMBER 31, 2022	16,686,139	1,134,112	358,579,480	147,064,040	84,141	13,560,061
Changes From Operations:
• Net investment income (loss)	(6,990)	51,771	12,648,254	5,535,800	1,505	123,961
• Net realized gain (loss) on investments	(284,025)	45,917	18,361,773	7,454,563	(248)	(155,044)
• Net change in unrealized appreciation or depreciation on investments	2,640,120	(9,928)	(7,677,175)	(2,355,615)	10,345	1,845,886
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,349,105	87,760	23,332,852	10,634,748	11,602	1,814,803
Change From Unit Transactions:
• Net unit transactions	3,320,427	(160,037)	(31,362,205)	8,252,112	(552)	1,480,686
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,320,427	(160,037)	(31,362,205)	8,252,112	(552)	1,480,686
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,669,532	(72,277)	(8,029,353)	18,886,860	11,050	3,295,489
NET ASSETS AT DECEMBER 31, 2023	$22,355,671	$1,061,835	$350,550,127	$165,950,900	$95,191	$16,855,550

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	Franklin Mutual Shares VIP Fund - Class 1 Subaccount	Franklin Mutual Shares VIP Fund - Class 2 Subaccount	Franklin Mutual Shares VIP Fund - Class 4 Subaccount	Franklin Rising Dividends VIP Fund - Class 1 Subaccount	Franklin Rising Dividends VIP Fund - Class 4 Subaccount	Franklin Small Cap Value VIP Fund - Class 1 Subaccount	Franklin Small Cap Value VIP Fund - Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2022	$852,884	$601,705,908	$45,561,557	$2,039,764	$53,518,808	$1,925,118	$17,478,328
Changes From Operations:
• Net investment income (loss)	11,966	3,083,549	166,091	14,401	(137,560)	21,578	(17,286)
• Net realized gain (loss) on investments	80,006	58,302,180	4,270,045	256,644	6,645,607	436,252	2,742,706
• Net change in unrealized appreciation or depreciation on investments	(157,162)	(109,903,900)	(8,343,743)	(505,492)	(12,776,737)	(649,016)	(4,659,034)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(65,190)	(48,518,171)	(3,907,607)	(234,447)	(6,268,690)	(191,186)	(1,933,614)
Change From Unit Transactions:
• Net unit transactions	(41,827)	(82,820,897)	(1,415,414)	1,270,697	4,135,380	946,124	2,546,836
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(41,827)	(82,820,897)	(1,415,414)	1,270,697	4,135,380	946,124	2,546,836
TOTAL INCREASE (DECREASE) IN NET ASSETS	(107,017)	(131,339,068)	(5,323,021)	1,036,250	(2,133,310)	754,938	613,222
NET ASSETS AT DECEMBER 31, 2022	745,867	470,366,840	40,238,536	3,076,014	51,385,498	2,680,056	18,091,550
Changes From Operations:
• Net investment income (loss)	11,676	2,986,252	170,304	23,866	(110,078)	9,750	(104,112)
• Net realized gain (loss) on investments	57,187	33,795,202	2,890,569	272,617	5,403,082	(54,610)	560,770
• Net change in unrealized appreciation or depreciation on investments	25,890	16,802,550	1,758,800	53,681	393,104	331,059	1,871,034
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	94,753	53,584,004	4,819,673	350,164	5,686,108	286,199	2,327,692
Change From Unit Transactions:
• Net unit transactions	(31,641)	(53,552,828)	952,010	(100,188)	3,064,480	(454,945)	2,085,664
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(31,641)	(53,552,828)	952,010	(100,188)	3,064,480	(454,945)	2,085,664
TOTAL INCREASE (DECREASE) IN NET ASSETS	63,112	31,176	5,771,683	249,976	8,750,588	(168,746)	4,413,356
NET ASSETS AT DECEMBER 31, 2023	$808,979	$470,398,016	$46,010,219	$3,325,990	$60,136,086	$2,511,310	$22,504,906

See accompanying notes.

	Franklin Small-Mid Cap Growth VIP Fund - Class 1 Subaccount	Franklin Small-Mid Cap Growth VIP Fund - Class 4 Subaccount	Goldman Sachs VIT Government Money Market Fund - Institutional Shares Subaccount	Goldman Sachs VIT Government Money Market Fund - Service Shares Subaccount	Goldman Sachs VIT Large Cap Value Fund - Service Shares Subaccount	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares Subaccount
NET ASSETS AT JANUARY 1, 2022	$1,706,238	$15,743,362	$330,087	$16,222,063	$142,350,491	$2,752,056
Changes From Operations:
• Net investment income (loss)	(6,848)	(133,138)	8,814	83,517	75,873	77,808
• Net realized gain (loss) on investments	288,582	2,333,256	—	1	10,589,389	(6,817)
• Net change in unrealized appreciation or depreciation on investments	(895,018)	(7,803,180)	—	4	(20,888,364)	(292,425)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(613,284)	(5,603,062)	8,814	83,522	(10,223,102)	(221,434)
Change From Unit Transactions:
• Net unit transactions	239,039	775,209	599,457	3,488,446	(21,669,681)	629,706
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	239,039	775,209	599,457	3,488,446	(21,669,681)	629,706
TOTAL INCREASE (DECREASE) IN NET ASSETS	(374,245)	(4,827,853)	608,271	3,571,968	(31,892,783)	408,272
NET ASSETS AT DECEMBER 31, 2022	1,331,993	10,915,509	938,358	19,794,031	110,457,708	3,160,328
Changes From Operations:
• Net investment income (loss)	(7,896)	(132,823)	42,907	741,599	546,689	187,483
• Net realized gain (loss) on investments	(47,232)	(772,411)	2	(3)	8,369,696	(14,283)
• Net change in unrealized appreciation or depreciation on investments	494,997	3,736,638	1	3	3,295,920	42,022
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	439,869	2,831,404	42,910	741,599	12,212,305	215,222
Change From Unit Transactions:
• Net unit transactions	551,761	1,407,336	(436,354)	(3,641,555)	(9,377,100)	204,152
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	551,761	1,407,336	(436,354)	(3,641,555)	(9,377,100)	204,152
TOTAL INCREASE (DECREASE) IN NET ASSETS	991,630	4,238,740	(393,444)	(2,899,956)	2,835,205	419,374
NET ASSETS AT DECEMBER 31, 2023	$2,323,623	$15,154,249	$544,914	$16,894,075	$113,292,913	$3,579,702

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares Subaccount	Guggenheim VT Long Short Equity Subaccount	Guggenheim VT Multi-Hedge Strategies Subaccount	Hartford Capital Appreciation HLS Fund - Class IA Subaccount	Hartford Capital Appreciation HLS Fund - Class IC Subaccount	Invesco Oppenheimer V.I. International Growth Fund - Series I Shares Subaccount	Invesco Oppenheimer V.I. International Growth Fund - Series II Shares Subaccount
NET ASSETS AT JANUARY 1, 2022	$1,859,385	$6,060,083	$8,557,830	$106,578	$17,526,560	$1,835,930	$19,096,569
Changes From Operations:
• Net investment income (loss)	54,866	(18,988)	60,349	484	(145,081)	(6,062)	(157,086)
• Net realized gain (loss) on investments	(10,683)	15,121	128,548	11,556	1,697,911	214,941	2,105,831
• Net change in unrealized appreciation or depreciation on investments	(166,397)	(961,831)	(638,482)	(28,561)	(4,456,095)	(717,398)	(7,328,995)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(122,214)	(965,698)	(449,585)	(16,521)	(2,903,265)	(508,519)	(5,380,250)
Change From Unit Transactions:
• Net unit transactions	(144,211)	117,624	2,748,255	(3,826)	(1,520,924)	6,775	(539,292)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(144,211)	117,624	2,748,255	(3,826)	(1,520,924)	6,775	(539,292)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(266,425)	(848,074)	2,298,670	(20,347)	(4,424,189)	(501,744)	(5,919,542)
NET ASSETS AT DECEMBER 31, 2022	1,592,960	5,212,009	10,856,500	86,231	13,102,371	1,334,186	13,177,027
Changes From Operations:
• Net investment income (loss)	102,722	(26,622)	204,793	466	(118,256)	2,087	(111,526)
• Net realized gain (loss) on investments	(4,987)	56,462	(6,347)	1,570	3,087	(161,680)	(536,720)
• Net change in unrealized appreciation or depreciation on investments	18,844	597,800	143,705	14,811	2,332,285	381,503	3,163,915
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	116,579	627,640	342,151	16,847	2,217,116	221,910	2,515,669
Change From Unit Transactions:
• Net unit transactions	(67,144)	36,742	(2,010,040)	141	(1,611,374)	(368,879)	(132,290)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(67,144)	36,742	(2,010,040)	141	(1,611,374)	(368,879)	(132,290)
TOTAL INCREASE (DECREASE) IN NET ASSETS	49,435	664,382	(1,667,889)	16,988	605,742	(146,969)	2,383,379
NET ASSETS AT DECEMBER 31, 2023	$1,642,395	$5,876,391	$9,188,611	$103,219	$13,708,113	$1,187,217	$15,560,406

See accompanying notes.

	Invesco V.I. American Franchise Fund - Series I Shares Subaccount	Invesco V.I. American Franchise Fund - Series II Shares Subaccount	Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares Subaccount	Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares Subaccount	Invesco V.I. Comstock Fund - Series I Shares Subaccount	Invesco V.I. Comstock Fund - Series II Shares Subaccount
NET ASSETS AT JANUARY 1, 2022	$2,890,695	$862,512	$1,573,971	$12,976,823	$471,885	$13,265,044
Changes From Operations:
• Net investment income (loss)	(30,533)	(10,637)	96,284	655,107	31,561	168,825
• Net realized gain (loss) on investments	596,303	185,158	44,337	237,826	81,284	1,138,565
• Net change in unrealized appreciation or depreciation on investments	(1,457,220)	(448,800)	(362,277)	(2,807,275)	(125,262)	(1,617,520)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(891,450)	(274,279)	(221,656)	(1,914,342)	(12,417)	(310,130)
Change From Unit Transactions:
• Net unit transactions	(269,078)	(36,494)	(89,770)	(1,007,953)	1,941,100	20,286,919
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(269,078)	(36,494)	(89,770)	(1,007,953)	1,941,100	20,286,919
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,160,528)	(310,773)	(311,426)	(2,922,295)	1,928,683	19,976,789
NET ASSETS AT DECEMBER 31, 2022	1,730,167	551,739	1,262,545	10,054,528	2,400,568	33,241,833
Changes From Operations:
• Net investment income (loss)	(28,424)	(10,497)	(2,773)	(121,646)	33,914	167,810
• Net realized gain (loss) on investments	50,965	6,556	(132,053)	(362,132)	246,041	3,304,623
• Net change in unrealized appreciation or depreciation on investments	622,277	207,904	186,591	971,591	(27,998)	(440,157)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	644,818	203,963	51,765	487,813	251,957	3,032,276
Change From Unit Transactions:
• Net unit transactions	(267,798)	(100,750)	(560,537)	(705,240)	(274,722)	(7,465,067)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(267,798)	(100,750)	(560,537)	(705,240)	(274,722)	(7,465,067)
TOTAL INCREASE (DECREASE) IN NET ASSETS	377,020	103,213	(508,772)	(217,427)	(22,765)	(4,432,791)
NET ASSETS AT DECEMBER 31, 2023	$2,107,187	$654,952	$753,773	$9,837,101	$2,377,803	$28,809,042

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	Invesco V.I. Core Equity Fund - Series I Shares Subaccount	Invesco V.I. Core Equity Fund - Series II Shares Subaccount	Invesco V.I. Diversified Dividend Fund - Series I Shares Subaccount	Invesco V.I. Diversified Dividend Fund - Series II Shares Subaccount	Invesco V.I. Equally- Weighted S&P 500 Fund - Series I Shares Subaccount	Invesco V.I. Equally- Weighted S&P 500 Fund - Series II Shares Subaccount	Invesco V.I. Equity and Income Fund - Series I Shares Subaccount
NET ASSETS AT JANUARY 1, 2022	$6,659,287	$1,373,234	$601,997	$22,651,671	$8,394,359	$318,950,401	$463,647
Changes From Operations:
• Net investment income (loss)	(30,440)	(11,472)	18,995	152,625	48,754	(1,987,945)	13,348
• Net realized gain (loss) on investments	848,467	188,475	138,195	3,378,637	807,116	26,005,502	92,591
• Net change in unrealized appreciation or depreciation on investments	(2,214,486)	(484,298)	(170,978)	(4,215,637)	(1,873,680)	(66,404,405)	(196,190)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,396,459)	(307,295)	(13,788)	(684,375)	(1,017,810)	(42,386,848)	(90,251)
Change From Unit Transactions:
• Net unit transactions	(681,345)	5,028	596,194	2,647,206	849,650	(4,150,341)	542,490
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(681,345)	5,028	596,194	2,647,206	849,650	(4,150,341)	542,490
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,077,804)	(302,267)	582,406	1,962,831	(168,160)	(46,537,189)	452,239
NET ASSETS AT DECEMBER 31, 2022	4,581,483	1,070,967	1,184,403	24,614,502	8,226,199	272,413,212	915,886
Changes From Operations:
• Net investment income (loss)	(35,541)	(13,008)	15,033	147,095	54,310	(929,993)	14,493
• Net realized gain (loss) on investments	65,008	31,100	36,696	1,525,910	484,486	26,644,961	16,411
• Net change in unrealized appreciation or depreciation on investments	896,973	203,402	24,099	(53,196)	246,804	5,860,845	57,999
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	926,440	221,494	75,828	1,619,809	785,600	31,575,813	88,903
Change From Unit Transactions:
• Net unit transactions	(570,275)	(247,598)	(286,418)	(3,913,911)	(2,788,045)	(10,689,693)	(92,539)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(570,275)	(247,598)	(286,418)	(3,913,911)	(2,788,045)	(10,689,693)	(92,539)
TOTAL INCREASE (DECREASE) IN NET ASSETS	356,165	(26,104)	(210,590)	(2,294,102)	(2,002,445)	20,886,120	(3,636)
NET ASSETS AT DECEMBER 31, 2023	$4,937,648	$1,044,863	$973,813	$22,320,400	$6,223,754	$293,299,332	$912,250

See accompanying notes.

	Invesco V.I. Equity and Income Fund - Series II Shares Subaccount	Invesco V.I. EQV International Equity Fund - Series I Shares Subaccount	Invesco V.I. EQV International Equity Fund - Series II Shares Subaccount	Invesco V.I. Global Fund - Series II Shares Subaccount	Invesco V.I. Main Street Small Cap Fund®- Series I Shares Subaccount	Invesco V.I. Main Street Small Cap Fund®- Series II Shares Subaccount
NET ASSETS AT JANUARY 1, 2022	$12,702,304	$2,676,292	$91,553,956	$8,366,964	$1,738,925	$25,105,654
Changes From Operations:
• Net investment income (loss)	63,954	18,413	(43,653)	(64,124)	2,471	(189,777)
• Net realized gain (loss) on investments	2,105,696	201,351	7,204,934	1,237,847	218,903	2,862,026
• Net change in unrealized appreciation or depreciation on investments	(3,408,223)	(696,254)	(25,316,244)	(3,950,805)	(517,819)	(7,029,585)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,238,573)	(476,490)	(18,154,963)	(2,777,082)	(296,445)	(4,357,336)
Change From Unit Transactions:
• Net unit transactions	3,301,890	290,438	(743,031)	407,002	254,069	1,213,382
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,301,890	290,438	(743,031)	407,002	254,069	1,213,382
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,063,317	(186,052)	(18,897,994)	(2,370,080)	(42,376)	(3,143,954)
NET ASSETS AT DECEMBER 31, 2022	14,765,621	2,490,240	72,655,962	5,996,884	1,696,549	21,961,700
Changes From Operations:
• Net investment income (loss)	117,835	(21,201)	(1,102,673)	(62,133)	22,258	(32,434)
• Net realized gain (loss) on investments	617,379	(78,692)	(1,632,808)	652,607	(17,844)	(156,678)
• Net change in unrealized appreciation or depreciation on investments	672,020	458,429	14,153,412	1,198,862	382,189	4,072,738
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,407,234	358,536	11,417,931	1,789,336	386,603	3,883,626
Change From Unit Transactions:
• Net unit transactions	1,543,981	(580,336)	(4,837,244)	(1,341,294)	1,142,358	2,581,620
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,543,981	(580,336)	(4,837,244)	(1,341,294)	1,142,358	2,581,620
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,951,215	(221,800)	6,580,687	448,042	1,528,961	6,465,246
NET ASSETS AT DECEMBER 31, 2023	$17,716,836	$2,268,440	$79,236,649	$6,444,926	$3,225,510	$28,426,946

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	Janus Henderson Balanced Portfolio - Service Shares Subaccount	Janus Henderson Enterprise Portfolio - Service Shares Subaccount	Janus Henderson Global Research Portfolio - Service Shares Subaccount	JPMorgan Insurance Trust Global Allocation Portfolio - Class 2 Subaccount	JPMorgan Insurance Trust Income Builder Portfolio - Class 1 Subaccount	JPMorgan Insurance Trust Income Builder Portfolio - Class 2 Subaccount	Lincoln Hedged Nasdaq-100 Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$15,970,597	$6,154,199	$623,350	$5,321,740	$469,603	$4,990,123	$110,407
Changes From Operations:
• Net investment income (loss)	(89,762)	(79,846)	(3,750)	(3,659)	14,747	104,909	(1,541)
• Net realized gain (loss) on investments	933,642	1,011,494	69,179	277,802	12,268	123,189	7,780
• Net change in unrealized appreciation or depreciation on investments	(3,669,997)	(1,988,647)	(194,478)	(1,271,952)	(85,867)	(877,493)	(63,611)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,826,117)	(1,056,999)	(129,049)	(997,809)	(58,852)	(649,395)	(57,372)
Change From Unit Transactions:
• Net unit transactions	(1,254,647)	(420,993)	(52,168)	(313,466)	(4,333)	(424,788)	698,779
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,254,647)	(420,993)	(52,168)	(313,466)	(4,333)	(424,788)	698,779
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,080,764)	(1,477,992)	(181,217)	(1,311,275)	(63,185)	(1,074,183)	641,407
NET ASSETS AT DECEMBER 31, 2022	11,889,833	4,676,207	442,133	4,010,465	406,418	3,915,940	751,814
Changes From Operations:
• Net investment income (loss)	13,648	(77,315)	(4,038)	(17,714)	(397)	(13,343)	(8,228)
• Net realized gain (loss) on investments	601,182	463,828	28,394	(48,616)	(28,802)	(165,916)	135,369
• Net change in unrealized appreciation or depreciation on investments	852,156	344,295	78,538	259,839	44,784	312,334	131,571
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,466,986	730,808	102,894	193,509	15,585	133,075	258,712
Change From Unit Transactions:
• Net unit transactions	(1,929,622)	(286,705)	(43,763)	(4,203,974)	(422,003)	(4,049,015)	(225,878)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,929,622)	(286,705)	(43,763)	(4,203,974)	(422,003)	(4,049,015)	(225,878)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(462,636)	444,103	59,131	(4,010,465)	(406,418)	(3,915,940)	32,834
NET ASSETS AT DECEMBER 31, 2023	$11,427,197	$5,120,310	$501,264	$—	$—	$—	$784,648

See accompanying notes.

	Lincoln Hedged Nasdaq-100 Fund 2 - Service Class Subaccount	Lincoln Hedged S&P 500 Conservative Fund - Service Class Subaccount	Lincoln Hedged S&P 500 Conservative Fund 2 - Service Class Subaccount	Lincoln Hedged S&P 500 Fund - Service Class Subaccount	Lincoln Hedged S&P 500 Fund 2 - Service Class Subaccount	Lincoln iShares® Fixed Income Allocation Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$395,345	$—	$100,864	$347,749	$27,132	$48,239
Changes From Operations:
• Net investment income (loss)	(652)	8,528	(9,906)	(5,285)	(6,540)	(185)
• Net realized gain (loss) on investments	(142,749)	98,173	177,372	41,362	65,142	(6,251)
• Net change in unrealized appreciation or depreciation on investments	(45,918)	(83,924)	(163,095)	(83,860)	(65,119)	2,213
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(189,319)	22,777	4,371	(47,783)	(6,517)	(4,223)
Change From Unit Transactions:
• Net unit transactions	167,881	3,597,411	1,366,803	823,940	1,096,579	(44,016)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	167,881	3,597,411	1,366,803	823,940	1,096,579	(44,016)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,438)	3,620,188	1,371,174	776,157	1,090,062	(48,239)
NET ASSETS AT DECEMBER 31, 2022	373,907	3,620,188	1,472,038	1,123,906	1,117,194	—
Changes From Operations:
• Net investment income (loss)	(5,373)	(29,066)	(19,789)	(17,542)	(14,011)	—
• Net realized gain (loss) on investments	2,952	84,846	51,531	50,756	71,251	—
• Net change in unrealized appreciation or depreciation on investments	112,601	224,939	302,218	165,060	166,077	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	110,180	280,719	333,960	198,274	223,317	—
Change From Unit Transactions:
• Net unit transactions	447,938	(1,493,851)	1,011,767	668,185	774,295	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	447,938	(1,493,851)	1,011,767	668,185	774,295	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	558,118	(1,213,132)	1,345,727	866,459	997,612	—
NET ASSETS AT DECEMBER 31, 2023	$932,025	$2,407,056	$2,817,765	$1,990,365	$2,114,806	$—

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	Lincoln iShares® Global Growth Allocation Fund - Standard Class Subaccount	Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class Subaccount	Lincoln Nasdaq-100 Buffer Fund Jun - Service Class Subaccount	Lincoln Nasdaq-100 Buffer Fund Mar - Service Class Subaccount	Lincoln Opportunistic Hedged Equity Fund - Service Class Subaccount	Lincoln S&P 500 Buffer Fund Feb - Service Class Subaccount	Lincoln S&P 500 Buffer Fund May - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$586,698	$673,528	$25,221	$—	$—	$—	$200,650
Changes From Operations:
• Net investment income (loss)	(1,942)	(2,385)	(2,304)	(521)	—	2,879	(2,688)
• Net realized gain (loss) on investments	41,255	86,304	20,913	607	—	56,496	74,753
• Net change in unrealized appreciation or depreciation on investments	(142,486)	(180,922)	(48,559)	(21,017)	—	(55,763)	(95,376)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(103,173)	(97,003)	(29,950)	(20,931)	—	3,612	(23,311)
Change From Unit Transactions:
• Net unit transactions	(483,525)	(576,525)	412,713	394,762	—	1,296,418	922,951
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(483,525)	(576,525)	412,713	394,762	—	1,296,418	922,951
TOTAL INCREASE (DECREASE) IN NET ASSETS	(586,698)	(673,528)	382,763	373,831	—	1,300,030	899,640
NET ASSETS AT DECEMBER 31, 2022	—	—	407,984	373,831	—	1,300,030	1,100,290
Changes From Operations:
• Net investment income (loss)	—	—	(6,368)	(1,720)	(12)	(19,700)	(14,702)
• Net realized gain (loss) on investments	—	—	40,213	33,428	—	107,197	108,218
• Net change in unrealized appreciation or depreciation on investments	—	—	142,377	31,888	(156)	218,909	227,276
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	—	176,222	63,596	(168)	306,406	320,792
Change From Unit Transactions:
• Net unit transactions	—	—	592,243	(272,478)	256,885	665,687	1,724,828
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	—	592,243	(272,478)	256,885	665,687	1,724,828
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	768,465	(208,882)	256,717	972,093	2,045,620
NET ASSETS AT DECEMBER 31, 2023	$—	$—	$1,176,449	$164,949	$256,717	$2,272,123	$3,145,910

See accompanying notes.

	Lincoln S&P 500 Ultra Buffer Fund Feb - Service Class Subaccount	Lincoln S&P 500 Ultra Buffer Fund May - Service Class Subaccount	Lord Abbett Series Fund Bond Debenture Portfolio - Class VC Subaccount	Lord Abbett Series Fund Developing Growth Portfolio - Class VC Subaccount	Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC Subaccount	Lord Abbett Series Fund Short Duration Income Portfolio - Class VC Subaccount
NET ASSETS AT JANUARY 1, 2022	$—	$67,573	$58,913,412	$35,072,730	$14,061,994	$47,346,291
Changes From Operations:
• Net investment income (loss)	(257)	3,493	1,369,377	(246,628)	2,890	959,022
• Net realized gain (loss) on investments	55,291	114,394	(2,520,156)	(2,683,395)	1,584,434	(756,807)
• Net change in unrealized appreciation or depreciation on investments	(48,561)	(94,102)	(6,873,792)	(9,994,504)	(3,304,782)	(3,144,546)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,473	23,785	(8,024,571)	(12,924,527)	(1,717,458)	(2,942,331)
Change From Unit Transactions:
• Net unit transactions	880,056	2,263,557	(10,461,348)	(803,724)	(2,159,966)	4,105,540
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	880,056	2,263,557	(10,461,348)	(803,724)	(2,159,966)	4,105,540
TOTAL INCREASE (DECREASE) IN NET ASSETS	886,529	2,287,342	(18,485,919)	(13,728,251)	(3,877,424)	1,163,209
NET ASSETS AT DECEMBER 31, 2022	886,529	2,354,915	40,427,493	21,344,479	10,184,570	48,509,500
Changes From Operations:
• Net investment income (loss)	(20,772)	(29,940)	1,690,153	(204,637)	(40,148)	1,706,564
• Net realized gain (loss) on investments	48,018	213,160	(1,425,342)	(3,480,710)	258,573	(802,278)
• Net change in unrealized appreciation or depreciation on investments	152,951	238,299	1,914,786	4,955,406	1,081,399	1,360,298
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	180,197	421,519	2,179,597	1,270,059	1,299,824	2,264,584
Change From Unit Transactions:
• Net unit transactions	979,272	1,158,520	(683,891)	(2,449,041)	(1,094,911)	(2,620,922)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	979,272	1,158,520	(683,891)	(2,449,041)	(1,094,911)	(2,620,922)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,159,469	1,580,039	1,495,706	(1,178,982)	204,913	(356,338)
NET ASSETS AT DECEMBER 31, 2023	$2,045,998	$3,934,954	$41,923,199	$20,165,497	$10,389,483	$48,153,162

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP American Balanced Allocation Fund - Service Class Subaccount	LVIP American Balanced Allocation Fund - Standard Class Subaccount	LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class Subaccount	LVIP American Global Balanced Allocation Managed Risk Fund - Service Class Subaccount	LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class Subaccount	LVIP American Global Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP American Global Growth Allocation Managed Risk Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$90,599,465	$15,084,088	$548,777,462	$37,760,651	$493,048	$94,720,926	$479,566
Changes From Operations:
• Net investment income (loss)	499,737	202,793	761,077	124,549	5,705	(238,319)	3,744
• Net realized gain (loss) on investments	3,534,102	668,063	49,434,217	1,857,439	23,904	4,384,279	21,833
• Net change in unrealized appreciation or depreciation on investments	(18,712,370)	(3,266,714)	(98,846,255)	(8,326,524)	(109,068)	(22,275,740)	(114,944)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(14,678,531)	(2,395,858)	(48,650,961)	(6,344,536)	(79,459)	(18,129,780)	(89,367)
Change From Unit Transactions:
• Net unit transactions	4,969,999	730,455	(49,097,127)	(695,115)	(16,259)	(5,925,183)	(4,849)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,969,999	730,455	(49,097,127)	(695,115)	(16,259)	(5,925,183)	(4,849)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,708,532)	(1,665,403)	(97,748,088)	(7,039,651)	(95,718)	(24,054,963)	(94,216)
NET ASSETS AT DECEMBER 31, 2022	80,890,933	13,418,685	451,029,374	30,721,000	397,330	70,665,963	385,350
Changes From Operations:
• Net investment income (loss)	1,230,562	343,401	(957,290)	284,232	8,138	529,617	8,412
• Net realized gain (loss) on investments	15,230,862	2,897,769	33,855,378	2,595,085	41,109	11,537,351	75,402
• Net change in unrealized appreciation or depreciation on investments	(6,682,328)	(1,495,114)	947,521	(65,324)	(7,227)	(4,353,014)	(33,145)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,779,096	1,746,056	33,845,609	2,813,993	42,020	7,713,954	50,669
Change From Unit Transactions:
• Net unit transactions	(3,000,069)	82,345	(10,683,643)	(3,292,918)	(15,767)	(9,509,696)	(4,541)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,000,069)	82,345	(10,683,643)	(3,292,918)	(15,767)	(9,509,696)	(4,541)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,779,027	1,828,401	23,161,966	(478,925)	26,253	(1,795,742)	46,128
NET ASSETS AT DECEMBER 31, 2023	$87,669,960	$15,247,086	$474,191,340	$30,242,075	$423,583	$68,870,221	$431,478

See accompanying notes.

	LVIP American Global Growth Fund - Service Class II Subaccount	LVIP American Global Small Capitalization Fund - Service Class II Subaccount	LVIP American Growth Allocation Fund - Service Class Subaccount	LVIP American Growth Allocation Fund - Standard Class Subaccount	LVIP American Growth Fund - Service Class II Subaccount	LVIP American Growth- Income Fund - Service Class II Subaccount
NET ASSETS AT JANUARY 1, 2022	$434,860,369	$79,440,835	$67,679,917	$8,198,290	$1,676,915,034	$1,260,805,738
Changes From Operations:
• Net investment income (loss)	(3,080,798)	1,678,913	87,204	89,773	1,189,447	9,176,096
• Net realized gain (loss) on investments	24,139,296	3,923,993	2,849,690	344,801	207,954,785	26,950,784
• Net change in unrealized appreciation or depreciation on investments	(133,149,662)	(30,642,719)	(14,063,318)	(1,768,262)	(749,423,678)	(264,910,692)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(112,091,164)	(25,039,813)	(11,126,424)	(1,333,688)	(540,279,446)	(228,783,812)
Change From Unit Transactions:
• Net unit transactions	(41,323,256)	544,823	(4,844,734)	193,658	112,246,461	3,672,685
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(41,323,256)	544,823	(4,844,734)	193,658	112,246,461	3,672,685
TOTAL INCREASE (DECREASE) IN NET ASSETS	(153,414,420)	(24,494,990)	(15,971,158)	(1,140,030)	(428,032,985)	(225,111,127)
NET ASSETS AT DECEMBER 31, 2022	281,445,949	54,945,845	51,708,759	7,058,260	1,248,882,049	1,035,694,611
Changes From Operations:
• Net investment income (loss)	(2,993,505)	(844,559)	753,364	190,355	(21,492,815)	(5,619,008)
• Net realized gain (loss) on investments	32,302,134	13,257,840	12,620,979	1,801,630	184,683,617	104,032,598
• Net change in unrealized appreciation or depreciation on investments	25,777,883	(5,028,924)	(6,512,821)	(958,163)	281,280,758	147,680,022
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	55,086,512	7,384,357	6,861,522	1,033,822	444,471,560	246,093,612
Change From Unit Transactions:
• Net unit transactions	(16,559,034)	(5,472,307)	11,108	560,492	(24,430,106)	1,605,072
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(16,559,034)	(5,472,307)	11,108	560,492	(24,430,106)	1,605,072
TOTAL INCREASE (DECREASE) IN NET ASSETS	38,527,478	1,912,050	6,872,630	1,594,314	420,041,454	247,698,684
NET ASSETS AT DECEMBER 31, 2023	$319,973,427	$56,857,895	$58,581,389	$8,652,574	$1,668,923,503	$1,283,393,295

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP American Income Allocation Fund - Standard Class Subaccount	LVIP American International Fund - Service Class II Subaccount	LVIP American Preservation Fund - Service Class Subaccount	LVIP American Preservation Fund - Standard Class Subaccount	LVIP Baron Growth Opportunities Fund - Service Class Subaccount	LVIP Baron Growth Opportunities Fund - Standard Class Subaccount	LVIP BlackRock Advantage Allocation Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$248,966	$280,015,019	$21,097,210	$272,881	$360,971,921	$2,249,192	$14,324,408
Changes From Operations:
• Net investment income (loss)	3,144	2,389,346	104,078	2,961	(4,260,263)	(7,594)	33,443
• Net realized gain (loss) on investments	(1,844)	(1,203,350)	(605,692)	(1,459)	28,871,493	184,628	(2,181,796)
• Net change in unrealized appreciation or depreciation on investments	(35,562)	(67,781,202)	(1,240,484)	(21,663)	(122,437,801)	(727,595)	206,111
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(34,262)	(66,595,206)	(1,742,098)	(20,161)	(97,826,571)	(550,561)	(1,942,242)
Change From Unit Transactions:
• Net unit transactions	(15,345)	42,308,220	(1,830,141)	(6,917)	8,416,305	(248,536)	(12,382,166)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(15,345)	42,308,220	(1,830,141)	(6,917)	8,416,305	(248,536)	(12,382,166)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(49,607)	(24,286,986)	(3,572,239)	(27,078)	(89,410,266)	(799,097)	(14,324,408)
NET ASSETS AT DECEMBER 31, 2022	199,359	255,728,033	17,524,971	245,803	271,561,655	1,450,095	—
Changes From Operations:
• Net investment income (loss)	1,217	(1,414,183)	303,763	6,460	(4,330,435)	(7,620)	—
• Net realized gain (loss) on investments	(8,590)	31,301,671	(610,944)	(1,192)	10,418,871	88,963	—
• Net change in unrealized appreciation or depreciation on investments	18,641	4,559,023	686,475	2,349	37,400,284	179,453	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,268	34,446,511	379,294	7,617	43,488,720	260,796	—
Change From Unit Transactions:
• Net unit transactions	(118,915)	(13,278,273)	(3,021,713)	(4,800)	(3,950,974)	367,067	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(118,915)	(13,278,273)	(3,021,713)	(4,800)	(3,950,974)	367,067	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(107,647)	21,168,238	(2,642,419)	2,817	39,537,746	627,863	—
NET ASSETS AT DECEMBER 31, 2023	$91,712	$276,896,271	$14,882,552	$248,620	$311,099,401	$2,077,958	$—

See accompanying notes.

	LVIP BlackRock Advantage Allocation Fund - Standard Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class Subaccount	LVIP BlackRock Global Allocation Fund - Service Class Subaccount	LVIP BlackRock Global Allocation Fund - Standard Class Subaccount	LVIP BlackRock Global Allocation Managed Risk Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$537,241	$1,507,964,616	$384,792	$—	$—	$867,936,685
Changes From Operations:
• Net investment income (loss)	4,293	6,689,298	5,914	(6,057,917)	7,831	5,974,671
• Net realized gain (loss) on investments	(56,442)	168,257,322	45,995	18,301,098	183,995	1,443,975
• Net change in unrealized appreciation or depreciation on investments	(15,752)	(231,858,900)	(60,306)	(65,689,924)	(564,431)	(172,402,032)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(67,901)	(56,912,280)	(8,397)	(53,446,743)	(372,605)	(164,983,386)
Change From Unit Transactions:
• Net unit transactions	(469,340)	(117,450,391)	(51,967)	883,233,772	7,421,801	(59,243,124)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(469,340)	(117,450,391)	(51,967)	883,233,772	7,421,801	(59,243,124)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(537,241)	(174,362,671)	(60,364)	829,787,029	7,049,196	(224,226,510)
NET ASSETS AT DECEMBER 31, 2022	—	1,333,601,945	324,428	829,787,029	7,049,196	643,710,175
Changes From Operations:
• Net investment income (loss)	—	11,421,571	6,812	6,991,254	178,596	3,998,999
• Net realized gain (loss) on investments	—	106,040,614	24,614	(3,749,150)	(32,958)	(1,970,022)
• Net change in unrealized appreciation or depreciation on investments	—	(21,179,346)	(3,912)	86,268,255	774,358	54,099,315
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	96,282,839	27,514	89,510,359	919,996	56,128,292
Change From Unit Transactions:
• Net unit transactions	—	(70,955,123)	(20,577)	(94,562,326)	(48,022)	(75,438,743)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	(70,955,123)	(20,577)	(94,562,326)	(48,022)	(75,438,743)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	25,327,716	6,937	(5,051,967)	871,974	(19,310,451)
NET ASSETS AT DECEMBER 31, 2023	$—	$1,358,929,661	$331,365	$824,735,062	$7,921,170	$624,399,724

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class Subaccount	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Service Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Standard Class Subaccount	LVIP BlackRock Real Estate Fund - Service Class Subaccount	LVIP BlackRock Real Estate Fund - Standard Class Subaccount	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$74,358	$461,645,617	$889,724,191	$14,422,156	$102,574,460	$2,977,667	$624,692,021
Changes From Operations:
• Net investment income (loss)	832	(1,205,097)	62,327,695	1,363,688	(137,854)	30,802	(2,348,555)
• Net realized gain (loss) on investments	(22)	13,844,883	(8,534,047)	(374,572)	620,896	38,056	18,230,828
• Net change in unrealized appreciation or depreciation on investments	(14,906)	(94,691,899)	(110,530,073)	(1,874,317)	(30,478,593)	(864,942)	(127,526,857)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(14,096)	(82,052,113)	(56,736,425)	(885,201)	(29,995,551)	(796,084)	(111,644,584)
Change From Unit Transactions:
• Net unit transactions	(2,659)	(21,758,952)	(21,922,471)	1,195,321	(897,250)	14,241	(13,566,999)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,659)	(21,758,952)	(21,922,471)	1,195,321	(897,250)	14,241	(13,566,999)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,755)	(103,811,065)	(78,658,896)	310,120	(30,892,801)	(781,843)	(125,211,583)
NET ASSETS AT DECEMBER 31, 2022	57,603	357,834,552	811,065,295	14,732,276	71,681,659	2,195,824	499,480,438
Changes From Operations:
• Net investment income (loss)	713	1,239,899	4,221,744	196,158	809,721	56,501	515,307
• Net realized gain (loss) on investments	(158)	(1,289,756)	(18,727,828)	(734,119)	(3,443,477)	(153,430)	(872,978)
• Net change in unrealized appreciation or depreciation on investments	5,079	32,950,522	39,142,147	1,073,731	10,132,237	362,482	50,351,717
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,634	32,900,665	24,636,063	535,770	7,498,481	265,553	49,994,046
Change From Unit Transactions:
• Net unit transactions	(1,665)	(25,722,082)	(70,763,091)	(4,622,286)	(6,303,979)	(102,987)	(20,702,654)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,665)	(25,722,082)	(70,763,091)	(4,622,286)	(6,303,979)	(102,987)	(20,702,654)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,969	7,178,583	(46,127,028)	(4,086,516)	1,194,502	162,566	29,291,392
NET ASSETS AT DECEMBER 31, 2023	$61,572	$365,013,135	$764,938,267	$10,645,760	$72,876,161	$2,358,390	$528,771,830

See accompanying notes.

	LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Service Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class Subaccount	LVIP Channing Small Cap Value Fund - Service Class Subaccount	LVIP Channing Small Cap Value Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$1,408,308,301	$2,567,107	$883,765,891	$163,159	$—	$—
Changes From Operations:
• Net investment income (loss)	(17,660,610)	(45,781)	(11,283,848)	(1,146)	(24)	(19)
• Net realized gain (loss) on investments	175,198,728	368,610	77,678,889	13,680	(4)	(3,089)
• Net change in unrealized appreciation or depreciation on investments	(558,596,749)	(1,068,530)	(291,582,722)	(51,907)	(5,526)	34
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(401,058,631)	(745,701)	(225,187,681)	(39,373)	(5,554)	(3,074)
Change From Unit Transactions:
• Net unit transactions	57,930,123	45,790	18,120,900	(5,907)	287,203	6,829
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	57,930,123	45,790	18,120,900	(5,907)	287,203	6,829
TOTAL INCREASE (DECREASE) IN NET ASSETS	(343,128,508)	(699,911)	(207,066,781)	(45,280)	281,649	3,755
NET ASSETS AT DECEMBER 31, 2022	1,065,179,793	1,867,196	676,699,110	117,879	281,649	3,755
Changes From Operations:
• Net investment income (loss)	(15,959,675)	(36,636)	(10,429,794)	(748)	6,458	3,047
• Net realized gain (loss) on investments	11,387,176	59,727	15,656,122	2,747	9,829	846
• Net change in unrealized appreciation or depreciation on investments	327,496,002	514,745	97,157,153	17,070	503,163	58,022
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	322,923,503	537,836	102,383,481	19,069	519,450	61,915
Change From Unit Transactions:
• Net unit transactions	(132,266,616)	(323,199)	(57,334,510)	(7,154)	5,378,236	558,803
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(132,266,616)	(323,199)	(57,334,510)	(7,154)	5,378,236	558,803
TOTAL INCREASE (DECREASE) IN NET ASSETS	190,656,887	214,637	45,048,971	11,915	5,897,686	620,718
NET ASSETS AT DECEMBER 31, 2023	$1,255,836,680	$2,081,833	$721,748,081	$129,794	$6,179,335	$624,473

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class Subaccount	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class Subaccount	LVIP Delaware Bond Fund - Service Class Subaccount	LVIP Delaware Bond Fund - Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund - Service Class Subaccount	LVIP Delaware Diversified Floating Rate Fund - Standard Class Subaccount	LVIP Delaware Diversified Income Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$577,910,713	$84,214	$4,533,268,383	$65,486,600	$745,053,580	$3,432,185	$2,249,035,437
Changes From Operations:
• Net investment income (loss)	(4,967,936)	(30)	51,834,663	823,291	3,127,435	112,581	25,692,306
• Net realized gain (loss) on investments	55,099,924	7,578	(62,939,104)	(1,524,232)	(4,644,018)	(27,861)	(33,587,245)
• Net change in unrealized appreciation or depreciation on investments	(158,133,012)	(22,882)	(664,164,981)	(8,774,816)	(11,785,232)	(85,184)	(329,262,666)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(108,001,024)	(15,334)	(675,269,422)	(9,475,757)	(13,301,815)	(464)	(337,157,605)
Change From Unit Transactions:
• Net unit transactions	(32,023,035)	12	(258,813,210)	(4,622,046)	(54,563,070)	4,273,598	(190,140,457)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(32,023,035)	12	(258,813,210)	(4,622,046)	(54,563,070)	4,273,598	(190,140,457)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(140,024,059)	(15,322)	(934,082,632)	(14,097,803)	(67,864,885)	4,273,134	(527,298,062)
NET ASSETS AT DECEMBER 31, 2022	437,886,654	68,892	3,599,185,751	51,388,797	677,188,695	7,705,319	1,721,737,375
Changes From Operations:
• Net investment income (loss)	(3,825,390)	93	53,287,602	732,782	21,464,002	217,235	38,377,446
• Net realized gain (loss) on investments	33,881,279	5,098	(51,786,281)	(1,444,544)	(1,488,690)	55,974	(30,970,612)
• Net change in unrealized appreciation or depreciation on investments	51,864,317	8,995	145,246,970	2,700,849	3,550,799	40,071	65,191,235
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	81,920,206	14,186	146,748,291	1,989,087	23,526,111	313,280	72,598,069
Change From Unit Transactions:
• Net unit transactions	(69,151,839)	(7,370)	45,382,650	(4,934,339)	(48,363,007)	(3,000,900)	(25,280,386)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(69,151,839)	(7,370)	45,382,650	(4,934,339)	(48,363,007)	(3,000,900)	(25,280,386)
TOTAL INCREASE (DECREASE) IN NET ASSETS	12,768,367	6,816	192,130,941	(2,945,252)	(24,836,896)	(2,687,620)	47,317,683
NET ASSETS AT DECEMBER 31, 2023	$450,655,021	$75,708	$3,791,316,692	$48,443,545	$652,351,799	$5,017,699	$1,769,055,058

See accompanying notes.

	LVIP Delaware Diversified Income Fund - Standard Class Subaccount	LVIP Delaware High Yield Fund - Service Class Subaccount	LVIP Delaware High Yield Fund - Standard Class Subaccount	LVIP Delaware Limited-Term Diversified Income Fund - Service Class Subaccount	LVIP Delaware Limited-Term Diversified Income Fund - Standard Class Subaccount	LVIP Delaware Mid Cap Value Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$20,061,189	$95,615,202	$2,184,224	$1,173,430,305	$4,617,031	$147,022,374
Changes From Operations:
• Net investment income (loss)	467,889	3,070,285	82,381	7,584,333	53,116	(434,447)
• Net realized gain (loss) on investments	(292,359)	(3,182,104)	(271,661)	(11,144,037)	(66,274)	7,920,993
• Net change in unrealized appreciation or depreciation on investments	(3,009,396)	(12,062,178)	(208,329)	(60,470,838)	(174,037)	(23,160,319)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,833,866)	(12,173,997)	(397,609)	(64,030,542)	(187,195)	(15,673,773)
Change From Unit Transactions:
• Net unit transactions	(776,677)	(11,765,252)	(104,249)	(157,535,297)	(1,306,828)	5,538,428
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(776,677)	(11,765,252)	(104,249)	(157,535,297)	(1,306,828)	5,538,428
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,610,543)	(23,939,249)	(501,858)	(221,565,839)	(1,494,023)	(10,135,345)
NET ASSETS AT DECEMBER 31, 2022	16,450,646	71,675,953	1,682,366	951,864,466	3,123,008	136,887,029
Changes From Operations:
• Net investment income (loss)	628,631	3,506,436	125,061	16,878,696	93,471	(254,829)
• Net realized gain (loss) on investments	(303,233)	(2,563,736)	(36,163)	(8,204,093)	(48,698)	12,198,019
• Net change in unrealized appreciation or depreciation on investments	650,774	6,360,920	126,565	20,995,981	91,780	666,093
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	976,172	7,303,620	215,463	29,670,584	136,553	12,609,283
Change From Unit Transactions:
• Net unit transactions	1,137,012	(1,927,794)	380,583	(68,200,830)	276,354	(2,521,138)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,137,012	(1,927,794)	380,583	(68,200,830)	276,354	(2,521,138)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,113,184	5,375,826	596,046	(38,530,246)	412,907	10,088,145
NET ASSETS AT DECEMBER 31, 2023	$18,563,830	$77,051,779	$2,278,412	$913,334,220	$3,535,915	$146,975,174

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP Delaware Mid Cap Value Fund - Standard Class Subaccount	LVIP Delaware SMID Cap Core Fund - Service Class Subaccount	LVIP Delaware SMID Cap Core Fund - Standard Class Subaccount	LVIP Delaware Social Awareness Fund - Service Class Subaccount	LVIP Delaware Social Awareness Fund - Standard Class Subaccount	LVIP Delaware U.S. Growth Fund - Service Class Subaccount	LVIP Delaware U.S. Growth Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$333,317	$189,241,032	$6,978,063	$85,559,839	$7,742,423	$365,135,633	$431,395
Changes From Operations:
• Net investment income (loss)	20,811	(2,149,271)	(53,115)	(526,816)	(26,874)	(3,368,070)	(787)
• Net realized gain (loss) on investments	40,803	4,653,482	218,556	8,822,498	861,510	54,221,876	20,167
• Net change in unrealized appreciation or depreciation on investments	(144,872)	(30,616,251)	(1,181,707)	(26,091,798)	(2,439,902)	(154,664,633)	(81,934)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(83,258)	(28,112,040)	(1,016,266)	(17,796,116)	(1,605,266)	(103,810,827)	(62,554)
Change From Unit Transactions:
• Net unit transactions	1,410,070	(18,454,601)	(963,759)	(4,385,772)	(333,348)	(7,017,933)	(229,235)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,410,070	(18,454,601)	(963,759)	(4,385,772)	(333,348)	(7,017,933)	(229,235)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,326,812	(46,566,641)	(1,980,025)	(22,181,888)	(1,938,614)	(110,828,760)	(291,789)
NET ASSETS AT DECEMBER 31, 2022	1,660,129	142,674,391	4,998,038	63,377,951	5,803,809	254,306,873	139,606
Changes From Operations:
• Net investment income (loss)	14,052	(859,779)	(9,124)	(588,403)	(31,786)	(3,359,534)	(952)
• Net realized gain (loss) on investments	44,379	7,815,401	298,807	6,017,887	584,218	(8,618,717)	(2,180)
• Net change in unrealized appreciation or depreciation on investments	58,345	13,245,102	421,452	11,447,167	1,073,614	120,330,832	104,999
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	116,776	20,200,724	711,135	16,876,651	1,626,046	108,352,581	101,867
Change From Unit Transactions:
• Net unit transactions	(443,039)	(5,055,076)	(365,144)	(5,776,655)	(317,838)	(51,139,391)	258,762
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(443,039)	(5,055,076)	(365,144)	(5,776,655)	(317,838)	(51,139,391)	258,762
TOTAL INCREASE (DECREASE) IN NET ASSETS	(326,263)	15,145,648	345,991	11,099,996	1,308,208	57,213,190	360,629
NET ASSETS AT DECEMBER 31, 2023	$1,333,866	$157,820,039	$5,344,029	$74,477,947	$7,112,017	$311,520,063	$500,235

See accompanying notes.

	LVIP Delaware U.S. REIT Fund - Service Class Subaccount	LVIP Delaware U.S. REIT Fund - Standard Class Subaccount	LVIP Delaware Value Fund - Service Class Subaccount	LVIP Delaware Value Fund - Standard Class Subaccount	LVIP Delaware Wealth Builder Fund - Service Class Subaccount	LVIP Delaware Wealth Builder Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$157,555,517	$6,574,384	$319,470,427	$6,861,613	$18,539,890	$3,295,952
Changes From Operations:
• Net investment income (loss)	1,569,174	104,803	(535,241)	13,811	56,092	11,773
• Net realized gain (loss) on investments	2,241,649	87,818	23,254,289	431,445	458,866	79,380
• Net change in unrealized appreciation or depreciation on investments	(43,819,387)	(1,731,504)	(39,160,548)	(758,310)	(2,830,566)	(509,179)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(40,008,564)	(1,538,883)	(16,441,500)	(313,054)	(2,315,608)	(418,026)
Change From Unit Transactions:
• Net unit transactions	(11,777,092)	(1,065,925)	(34,713,950)	(1,191,634)	(657,893)	(258,941)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(11,777,092)	(1,065,925)	(34,713,950)	(1,191,634)	(657,893)	(258,941)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(51,785,656)	(2,604,808)	(51,155,450)	(1,504,688)	(2,973,501)	(676,967)
NET ASSETS AT DECEMBER 31, 2022	105,769,861	3,969,576	268,314,977	5,356,925	15,566,389	2,618,985
Changes From Operations:
• Net investment income (loss)	1,611,516	104,441	(538,395)	4,865	140,811	23,743
• Net realized gain (loss) on investments	(1,040,698)	(69,257)	8,357,321	104,878	(496,085)	(100,854)
• Net change in unrealized appreciation or depreciation on investments	10,172,490	400,895	(4,486,481)	(42,262)	1,544,260	268,415
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,743,308	436,079	3,332,445	67,481	1,188,986	191,304
Change From Unit Transactions:
• Net unit transactions	(7,246,667)	(146,543)	(22,174,788)	(903,650)	(932,984)	(328,233)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(7,246,667)	(146,543)	(22,174,788)	(903,650)	(932,984)	(328,233)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,496,641	289,536	(18,842,343)	(836,169)	256,002	(136,929)
NET ASSETS AT DECEMBER 31, 2023	$109,266,502	$4,259,112	$249,472,634	$4,520,756	$15,822,391	$2,482,056

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP Dimensional International Core Equity Fund - Service Class Subaccount	LVIP Dimensional International Core Equity Fund - Standard Class Subaccount	LVIP Dimensional International Equity Managed Volatility Fund - Service Class Subaccount	LVIP Dimensional International Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Service Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 2 Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$132,000,228	$19,077,639	$600,368,749	$2,505,371	$262,507,566	$26,207,912	$154,664,098
Changes From Operations:
• Net investment income (loss)	2,616,534	487,252	7,069,687	57,755	(1,093,122)	166,347	(599,377)
• Net realized gain (loss) on investments	708,502	(64,868)	(806,005)	10,180	16,177,119	1,576,585	10,384,962
• Net change in unrealized appreciation or depreciation on investments	(21,173,092)	(3,028,970)	(79,876,309)	(321,942)	(59,167,879)	(5,831,311)	(33,951,933)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(17,848,056)	(2,606,586)	(73,612,627)	(254,007)	(44,083,882)	(4,088,379)	(24,166,348)
Change From Unit Transactions:
• Net unit transactions	29,504,350	195,970	(36,036,371)	(101,489)	967,832	(1,052,469)	12,086,442
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	29,504,350	195,970	(36,036,371)	(101,489)	967,832	(1,052,469)	12,086,442
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,656,294	(2,410,616)	(109,648,998)	(355,496)	(43,116,050)	(5,140,848)	(12,079,906)
NET ASSETS AT DECEMBER 31, 2022	143,656,522	16,667,023	490,719,751	2,149,875	219,391,516	21,067,064	142,584,192
Changes From Operations:
• Net investment income (loss)	1,929,964	452,767	8,425,127	65,925	(979,767)	193,304	(654,009)
• Net realized gain (loss) on investments	1,325,622	167,989	1,529,914	30,078	15,303,974	1,475,055	8,641,302
• Net change in unrealized appreciation or depreciation on investments	16,439,516	1,947,843	58,274,632	249,011	31,423,541	3,120,301	20,730,175
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	19,695,102	2,568,599	68,229,673	345,014	45,747,748	4,788,660	28,717,468
Change From Unit Transactions:
• Net unit transactions	(4,483,937)	192,564	(47,903,913)	(123,798)	3,863,325	387,838	8,372,119
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,483,937)	192,564	(47,903,913)	(123,798)	3,863,325	387,838	8,372,119
TOTAL INCREASE (DECREASE) IN NET ASSETS	15,211,165	2,761,163	20,325,760	221,216	49,611,073	5,176,498	37,089,587
NET ASSETS AT DECEMBER 31, 2023	$158,867,687	$19,428,186	$511,045,511	$2,371,091	$269,002,589	$26,243,562	$179,673,779
See accompanying notes.

	LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class Subaccount	LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class Subaccount	LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class Subaccount	LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$18,085,717	$1,010,379,079	$5,329,085	$549,779,014	$147,275	$995,119,924
Changes From Operations:
• Net investment income (loss)	138,506	(6,294,144)	24,054	(4,451,234)	(126)	(2,276,871)
• Net realized gain (loss) on investments	1,279,368	60,960,822	272,412	75,279,296	19,009	58,264,157
• Net change in unrealized appreciation or depreciation on investments	(4,070,255)	(215,577,383)	(1,146,006)	(181,797,412)	(49,565)	(188,814,284)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,652,381)	(160,910,705)	(849,540)	(110,969,350)	(30,682)	(132,826,998)
Change From Unit Transactions:
• Net unit transactions	1,769,524	(56,394,979)	49,254	(27,121,495)	(47,537)	(65,087,266)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,769,524	(56,394,979)	49,254	(27,121,495)	(47,537)	(65,087,266)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(882,857)	(217,305,684)	(800,286)	(138,090,845)	(78,219)	(197,914,264)
NET ASSETS AT DECEMBER 31, 2022	17,202,860	793,073,395	4,528,799	411,688,169	69,056	797,205,660
Changes From Operations:
• Net investment income (loss)	146,862	(4,841,105)	40,150	(3,986,877)	61	(1,657,828)
• Net realized gain (loss) on investments	1,085,669	125,937,798	705,131	27,875,224	4,884	56,384,330
• Net change in unrealized appreciation or depreciation on investments	2,463,250	31,346,348	292,057	64,894,539	10,748	59,148,830
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,695,781	152,443,041	1,037,338	88,782,886	15,693	113,875,332
Change From Unit Transactions:
• Net unit transactions	408,442	(71,689,266)	578,663	(49,185,826)	(8,902)	(92,305,573)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	408,442	(71,689,266)	578,663	(49,185,826)	(8,902)	(92,305,573)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,104,223	80,753,775	1,616,001	39,597,060	6,791	21,569,759
NET ASSETS AT DECEMBER 31, 2023	$21,307,083	$873,827,170	$6,144,800	$451,285,229	$75,847	$818,775,419

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class Subaccount	LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class Subaccount	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class Subaccount	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class Subaccount	LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class Subaccount	LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$—	$25,259,924	$128,371	$154,248,867	$4,950,196	$136,170,553	$1,055,762
Changes From Operations:
• Net investment income (loss)	—	43,463	748	10,824,467	420,281	7,045,635	84,073
• Net realized gain (loss) on investments	—	(1,416,472)	(5,174)	(4,085,616)	(144,625)	(970,539)	(27,703)
• Net change in unrealized appreciation or depreciation on investments	—	(2,731,074)	(14,830)	(26,458,583)	(834,313)	(17,331,705)	(164,629)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	(4,104,083)	(19,256)	(19,719,732)	(558,657)	(11,256,609)	(108,259)
Change From Unit Transactions:
• Net unit transactions	—	(21,155,841)	(109,115)	(12,095,125)	(246,057)	(8,117,401)	245,018
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	(21,155,841)	(109,115)	(12,095,125)	(246,057)	(8,117,401)	245,018
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(25,259,924)	(128,371)	(31,814,857)	(804,714)	(19,374,010)	136,759
NET ASSETS AT DECEMBER 31, 2022	—	—	—	122,434,010	4,145,482	116,796,543	1,192,521
Changes From Operations:
• Net investment income (loss)	162	—	—	1,520,392	109,714	2,586,522	68,742
• Net realized gain (loss) on investments	511	—	—	(4,523,203)	(171,907)	(782,645)	(16,321)
• Net change in unrealized appreciation or depreciation on investments	341	—	—	12,229,374	439,350	16,030,306	235,244
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,014	—	—	9,226,563	377,157	17,834,183	287,665
Change From Unit Transactions:
• Net unit transactions	11,120	—	—	(15,365,944)	(455,357)	(18,321,391)	444,304
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	11,120	—	—	(15,365,944)	(455,357)	(18,321,391)	444,304
TOTAL INCREASE (DECREASE) IN NET ASSETS	12,134	—	—	(6,139,381)	(78,200)	(487,208)	731,969
NET ASSETS AT DECEMBER 31, 2023	$12,134	$—	$—	$116,294,629	$4,067,282	$116,309,335	$1,924,490

See accompanying notes.

	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class Subaccount	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class Subaccount	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class Subaccount	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class Subaccount	LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$374,015,414	$9,467,670	$203,431,901	$10,616,621	$233,889,651	$3,627,644
Changes From Operations:
• Net investment income (loss)	2,907,241	181,754	2,937,841	269,271	2,056,609	43,424
• Net realized gain (loss) on investments	23,412,314	370,034	3,701,461	(65,867)	2,060,115	21,899
• Net change in unrealized appreciation or depreciation on investments	(68,462,682)	(1,512,156)	(34,244,829)	(1,489,424)	(53,913,783)	(760,649)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(42,143,127)	(960,368)	(27,605,527)	(1,286,020)	(49,797,059)	(695,326)
Change From Unit Transactions:
• Net unit transactions	(37,003,238)	(661,944)	(14,347,179)	(223,261)	14,827,135	(503,322)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(37,003,238)	(661,944)	(14,347,179)	(223,261)	14,827,135	(503,322)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(79,146,365)	(1,622,312)	(41,952,706)	(1,509,281)	(34,969,924)	(1,198,648)
NET ASSETS AT DECEMBER 31, 2022	294,869,049	7,845,358	161,479,195	9,107,340	198,919,727	2,428,996
Changes From Operations:
• Net investment income (loss)	(840,971)	46,860	(172,161)	67,692	1,246,801	28,103
• Net realized gain (loss) on investments	29,006,099	247,261	4,250,812	(140,867)	(1,419,092)	(22,688)
• Net change in unrealized appreciation or depreciation on investments	13,899,741	682,739	17,473,360	1,049,276	26,915,333	305,439
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	42,064,869	976,860	21,552,011	976,101	26,743,042	310,854
Change From Unit Transactions:
• Net unit transactions	(38,778,648)	(2,930,334)	(8,663,426)	(2,171,802)	23,489,297	(182,347)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(38,778,648)	(2,930,334)	(8,663,426)	(2,171,802)	23,489,297	(182,347)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,286,221	(1,953,474)	12,888,585	(1,195,701)	50,232,339	128,507
NET ASSETS AT DECEMBER 31, 2023	$298,155,270	$5,891,884	$174,367,780	$7,911,639	$249,152,066	$2,557,503

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP Global Conservative Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Government Money Market Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$948,095,413	$1,724,088	$7,368,400,659	$12,363,531	$5,918,395,241	$5,765,668	$447,908,169
Changes From Operations:
• Net investment income (loss)	5,030,587	41,435	43,962,415	174,392	43,449,043	94,408	(793,567)
• Net realized gain (loss) on investments	47,796,963	97,195	513,265,820	711,232	375,533,590	289,937	(1,364)
• Net change in unrealized appreciation or depreciation on investments	(209,086,736)	(420,619)	(1,993,744,710)	(3,154,913)	(1,498,874,639)	(1,358,594)	1,870
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(156,259,186)	(281,989)	(1,436,516,475)	(2,269,289)	(1,079,892,006)	(974,249)	(793,061)
Change From Unit Transactions:
• Net unit transactions	(87,560,861)	331,548	(585,437,763)	(830,681)	(469,989,930)	(358,435)	172,139,508
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(87,560,861)	331,548	(585,437,763)	(830,681)	(469,989,930)	(358,435)	172,139,508
TOTAL INCREASE (DECREASE) IN NET ASSETS	(243,820,047)	49,559	(2,021,954,238)	(3,099,970)	(1,549,881,936)	(1,332,684)	171,346,447
NET ASSETS AT DECEMBER 31, 2022	704,275,366	1,773,647	5,346,446,421	9,263,561	4,368,513,305	4,432,984	619,254,616
Changes From Operations:
• Net investment income (loss)	78,168	31,808	10,362,831	120,050	9,341,627	42,640	20,838,210
• Net realized gain (loss) on investments	(355,439)	41,196	(82,301,249)	(180,548)	(66,540,191)	(450,113)	(311)
• Net change in unrealized appreciation or depreciation on investments	49,733,302	97,845	641,416,322	1,172,778	463,582,838	743,917	310
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	49,456,031	170,849	569,477,904	1,112,280	406,384,274	336,444	20,838,209
Change From Unit Transactions:
• Net unit transactions	(90,199,222)	214,763	(629,676,859)	37,674	(492,213,912)	(1,130,929)	63,381,051
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(90,199,222)	214,763	(629,676,859)	37,674	(492,213,912)	(1,130,929)	63,381,051
TOTAL INCREASE (DECREASE) IN NET ASSETS	(40,743,191)	385,612	(60,198,955)	1,149,954	(85,829,638)	(794,485)	84,219,260
NET ASSETS AT DECEMBER 31, 2023	$663,532,175	$2,159,259	$5,286,247,466	$10,413,515	$4,282,683,667	$3,638,499	$703,473,876

See accompanying notes.

	LVIP Government Money Market Fund - Standard Class Subaccount	LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class Subaccount	LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class Subaccount	LVIP JPMorgan Core Bond Fund - Service Class Subaccount	LVIP JPMorgan Core Bond Fund - Standard Class Subaccount	LVIP JPMorgan High Yield Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$36,980,050	$481,871,173	$96,548	$220,288,614	$7,859,354	$236,135,827
Changes From Operations:
• Net investment income (loss)	118,380	(455,879)	611	419,138	104,765	7,498,896
• Net realized gain (loss) on investments	(47)	46,155,677	9,335	(2,117,963)	(119,319)	(5,058,188)
• Net change in unrealized appreciation or depreciation on investments	82	(86,574,748)	(17,210)	(29,014,700)	(977,253)	(29,051,021)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	118,415	(40,874,950)	(7,264)	(30,713,525)	(991,807)	(26,610,313)
Change From Unit Transactions:
• Net unit transactions	10,502,855	(37,610,913)	(10,515)	6,862,295	(454,253)	(28,370,996)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	10,502,855	(37,610,913)	(10,515)	6,862,295	(454,253)	(28,370,996)
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,621,270	(78,485,863)	(17,779)	(23,851,230)	(1,446,060)	(54,981,309)
NET ASSETS AT DECEMBER 31, 2022	47,601,320	403,385,310	78,769	196,437,384	6,413,294	181,154,518
Changes From Operations:
• Net investment income (loss)	1,726,857	566,240	909	4,504,303	259,287	5,756,289
• Net realized gain (loss) on investments	(11)	23,937,847	4,332	(2,694,260)	(216,593)	(4,035,689)
• Net change in unrealized appreciation or depreciation on investments	11	13,303,716	3,430	8,429,978	400,218	15,287,419
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,726,857	37,807,803	8,671	10,240,021	442,912	17,008,019
Change From Unit Transactions:
• Net unit transactions	(2,388,678)	(40,359,023)	(1,600)	79,599,358	2,989,607	(10,642,962)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,388,678)	(40,359,023)	(1,600)	79,599,358	2,989,607	(10,642,962)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(661,821)	(2,551,220)	7,071	89,839,379	3,432,519	6,365,057
NET ASSETS AT DECEMBER 31, 2023	$46,939,499	$400,834,090	$85,840	$286,276,763	$9,845,813	$187,519,575

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP JPMorgan High Yield Fund - Standard Class Subaccount	LVIP JPMorgan Mid Cap Value Fund - Service Class Subaccount	LVIP JPMorgan Mid Cap Value Fund - Standard Class Subaccount	LVIP JPMorgan Retirement Income Fund - Service Class Subaccount	LVIP JPMorgan Retirement Income Fund - Standard Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$5,125,691	$—	$—	$16,949,213	$1,281,368	$617,172,349	$240,967
Changes From Operations:
• Net investment income (loss)	323,410	—	—	72,204	17,876	(2,493,175)	511
• Net realized gain (loss) on investments	(127,889)	—	—	336,709	32,268	83,019,706	31,596
• Net change in unrealized appreciation or depreciation on investments	(786,738)	—	—	(3,040,429)	(226,058)	(144,689,536)	(57,698)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(591,217)	—	—	(2,631,516)	(175,914)	(64,163,005)	(25,591)
Change From Unit Transactions:
• Net unit transactions	1,231,784	—	—	3,424,267	(4,274)	(63,005,949)	(59,753)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,231,784	—	—	3,424,267	(4,274)	(63,005,949)	(59,753)
TOTAL INCREASE (DECREASE) IN NET ASSETS	640,567	—	—	792,751	(180,188)	(127,168,954)	(85,344)
NET ASSETS AT DECEMBER 31, 2022	5,766,258	—	—	17,741,964	1,101,180	490,003,395	155,623
Changes From Operations:
• Net investment income (loss)	219,406	51,823	8,128	343,309	36,506	(1,373,750)	998
• Net realized gain (loss) on investments	(178,490)	3,324	235	(303,322)	(2,163)	42,902,843	12,171
• Net change in unrealized appreciation or depreciation on investments	545,386	234,858	24,050	1,645,961	86,865	5,926,150	3,713
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	586,302	290,005	32,413	1,685,948	121,208	47,455,243	16,882
Change From Unit Transactions:
• Net unit transactions	(1,000,662)	3,954,699	441,462	393,457	(10,685)	(40,800,506)	(8,935)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,000,662)	3,954,699	441,462	393,457	(10,685)	(40,800,506)	(8,935)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(414,360)	4,244,704	473,875	2,079,405	110,523	6,654,737	7,947
NET ASSETS AT DECEMBER 31, 2023	$5,351,898	$4,244,704	$473,875	$19,821,369	$1,211,703	$496,658,132	$163,570

See accompanying notes.

	LVIP JPMorgan Small Cap Core Fund - Service Class Subaccount	LVIP JPMorgan Small Cap Core Fund - Standard Class Subaccount	LVIP JPMorgan U.S. Equity Fund - Service Class Subaccount	LVIP JPMorgan U.S. Equity Fund - Standard Class Subaccount	LVIP Loomis Sayles Global Growth Fund - Service Class Subaccount	LVIP Loomis Sayles Global Growth Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$—	$—	$—	$—	$2,598,243	$327,734
Changes From Operations:
• Net investment income (loss)	—	—	—	—	(18,999)	(668)
• Net realized gain (loss) on investments	—	—	—	—	15,337	(813)
• Net change in unrealized appreciation or depreciation on investments	—	—	—	—	(658,070)	(73,982)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	—	—	—	(661,732)	(75,463)
Change From Unit Transactions:
• Net unit transactions	—	—	—	—	(384,809)	(83,611)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	—	—	—	(384,809)	(83,611)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	—	—	(1,046,541)	(159,074)
NET ASSETS AT DECEMBER 31, 2022	—	—	—	—	1,551,702	168,660
Changes From Operations:
• Net investment income (loss)	22,682	11,166	48,004	1,759	(26,530)	(484)
• Net realized gain (loss) on investments	(5,285)	(226)	94,642	1,219	3,162	(4,313)
• Net change in unrealized appreciation or depreciation on investments	529,755	149,555	1,188,122	18,831	686,612	81,269
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	547,152	160,495	1,330,768	21,809	663,244	76,472
Change From Unit Transactions:
• Net unit transactions	6,601,233	1,444,482	18,822,181	347,711	1,823,781	159,808
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,601,233	1,444,482	18,822,181	347,711	1,823,781	159,808
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,148,385	1,604,977	20,152,949	369,520	2,487,025	236,280
NET ASSETS AT DECEMBER 31, 2023	$7,148,385	$1,604,977	$20,152,949	$369,520	$4,038,727	$404,940

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP MFS International Equity Managed Volatility Fund - Service Class Subaccount	LVIP MFS International Growth Fund - Service Class Subaccount	LVIP MFS International Growth Fund - Standard Class Subaccount	LVIP MFS Value Fund - Service Class Subaccount	LVIP MFS Value Fund - Standard Class Subaccount	LVIP Mondrian Global Income Fund - Service Class Subaccount	LVIP Mondrian Global Income Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$650,932,777	$302,759,096	$2,646,084	$1,219,669,506	$7,152,671	$540,665,083	$1,180,222
Changes From Operations:
• Net investment income (loss)	(3,214,136)	(1,443,683)	16,806	3,180,785	110,793	(7,162,643)	(6,465)
• Net realized gain (loss) on investments	3,656,936	21,332,452	142,495	107,098,391	385,392	(14,262,264)	(25,845)
• Net change in unrealized appreciation or depreciation on investments	(115,365,736)	(67,210,118)	(530,597)	(201,754,535)	(929,032)	(65,040,332)	(147,535)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(114,922,936)	(47,321,349)	(371,296)	(91,475,359)	(432,847)	(86,465,239)	(179,845)
Change From Unit Transactions:
• Net unit transactions	(2,275,496)	(6,739,708)	(76,723)	(102,291,043)	710,927	(48,555,648)	180,040
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,275,496)	(6,739,708)	(76,723)	(102,291,043)	710,927	(48,555,648)	180,040
TOTAL INCREASE (DECREASE) IN NET ASSETS	(117,198,432)	(54,061,057)	(448,019)	(193,766,402)	278,080	(135,020,887)	195
NET ASSETS AT DECEMBER 31, 2022	533,734,345	248,698,039	2,198,065	1,025,903,104	7,430,751	405,644,196	1,180,417
Changes From Operations:
• Net investment income (loss)	981,741	1,327,768	42,038	3,066,270	93,007	(6,268,534)	(6,822)
• Net realized gain (loss) on investments	39,704,512	13,059,954	72,279	93,915,568	483,155	(12,037,402)	(39,307)
• Net change in unrealized appreciation or depreciation on investments	21,232,719	17,271,346	197,945	(32,788,244)	(111,768)	26,406,541	81,005
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	61,918,972	31,659,068	312,262	64,193,594	464,394	8,100,605	34,876
Change From Unit Transactions:
• Net unit transactions	(35,986,358)	(6,475,564)	40,018	(43,142,818)	(939,316)	(18,590,179)	(73,956)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(35,986,358)	(6,475,564)	40,018	(43,142,818)	(939,316)	(18,590,179)	(73,956)
TOTAL INCREASE (DECREASE) IN NET ASSETS	25,932,614	25,183,504	352,280	21,050,776	(474,922)	(10,489,574)	(39,080)
NET ASSETS AT DECEMBER 31, 2023	$559,666,959	$273,881,543	$2,550,345	$1,046,953,880	$6,955,829	$395,154,622	$1,141,337

See accompanying notes.

	LVIP Mondrian International Value Fund - Service Class Subaccount	LVIP Mondrian International Value Fund - Standard Class Subaccount	LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class Subaccount	LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP PIMCO Low Duration Bond Fund - Service Class Subaccount	LVIP PIMCO Low Duration Bond Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$260,140,895	$8,473,138	$98,147,784	$55,994	$762,042,646	$12,043,091
Changes From Operations:
• Net investment income (loss)	2,666,383	89,319	(217,649)	562	3,459,007	214,650
• Net realized gain (loss) on investments	(2,627,897)	(49,165)	1,150,720	297	(12,239,179)	(201,021)
• Net change in unrealized appreciation or depreciation on investments	(30,234,053)	(1,038,719)	(19,819,196)	(11,142)	(41,736,739)	(714,057)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(30,195,567)	(998,565)	(18,886,125)	(10,283)	(50,516,911)	(700,428)
Change From Unit Transactions:
• Net unit transactions	(10,306,933)	(436,086)	(3,920,115)	—	31,101,383	1,352,215
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(10,306,933)	(436,086)	(3,920,115)	—	31,101,383	1,352,215
TOTAL INCREASE (DECREASE) IN NET ASSETS	(40,502,500)	(1,434,651)	(22,806,240)	(10,283)	(19,415,528)	651,787
NET ASSETS AT DECEMBER 31, 2022	219,638,395	7,038,487	75,341,544	45,711	742,627,118	12,694,878
Changes From Operations:
• Net investment income (loss)	3,505,581	123,309	(489,797)	230	12,912,271	357,859
• Net realized gain (loss) on investments	(641,098)	(13,392)	4,301,529	3,223	(9,314,888)	(159,047)
• Net change in unrealized appreciation or depreciation on investments	34,532,120	1,116,106	13,121,745	6,200	19,011,929	328,124
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	37,396,603	1,226,023	16,933,477	9,653	22,609,312	526,936
Change From Unit Transactions:
• Net unit transactions	(27,717,773)	(731,792)	(6,032,932)	(18,839)	(17,933,783)	(695,414)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(27,717,773)	(731,792)	(6,032,932)	(18,839)	(17,933,783)	(695,414)
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,678,830	494,231	10,900,545	(9,186)	4,675,529	(168,478)
NET ASSETS AT DECEMBER 31, 2023	$229,317,225	$7,532,718	$86,242,089	$36,525	$747,302,647	$12,526,400

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP SSGA Bond Index Fund - Service Class Subaccount	LVIP SSGA Bond Index Fund - Standard Class Subaccount	LVIP SSGA Conservative Index Allocation Fund - Service Class Subaccount	LVIP SSGA Conservative Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Emerging Markets Equity Index Fund - Service Class Subaccount	LVIP SSGA Emerging Markets Equity Index Fund - Standard Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$970,156,653	$18,114,934	$91,830,660	$5,184,848	$15,377,926	$2,166,182	$723,591,610
Changes From Operations:
• Net investment income (loss)	1,828,732	256,339	715,705	97,328	210,563	55,500	11,386,254
• Net realized gain (loss) on investments	(14,274,875)	(493,115)	1,841,036	45,431	(546,206)	(142,596)	7,399,547
• Net change in unrealized appreciation or depreciation on investments	(128,477,822)	(2,268,832)	(17,138,479)	(958,619)	(3,219,482)	(448,277)	(130,477,484)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(140,923,965)	(2,505,608)	(14,581,738)	(815,860)	(3,555,125)	(535,373)	(111,691,683)
Change From Unit Transactions:
• Net unit transactions	(66,035,974)	(812,724)	(5,464,830)	127,546	1,466,366	339,049	(57,906,043)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(66,035,974)	(812,724)	(5,464,830)	127,546	1,466,366	339,049	(57,906,043)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(206,959,939)	(3,318,332)	(20,046,568)	(688,314)	(2,088,759)	(196,324)	(169,597,726)
NET ASSETS AT DECEMBER 31, 2022	763,196,714	14,796,602	71,784,092	4,496,534	13,289,167	1,969,858	553,993,884
Changes From Operations:
• Net investment income (loss)	6,879,801	356,926	507,063	81,161	254,856	80,455	2,974,125
• Net realized gain (loss) on investments	(13,097,336)	(514,059)	688,060	(51,340)	(594,399)	(100,955)	(7,280,845)
• Net change in unrealized appreciation or depreciation on investments	30,998,624	891,581	4,954,814	408,615	1,250,163	191,184	63,312,016
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,781,089	734,448	6,149,937	438,436	910,620	170,684	59,005,296
Change From Unit Transactions:
• Net unit transactions	(8,944,644)	899,390	(3,713,075)	(155,884)	128,626	712,902	(61,509,656)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(8,944,644)	899,390	(3,713,075)	(155,884)	128,626	712,902	(61,509,656)
TOTAL INCREASE (DECREASE) IN NET ASSETS	15,836,445	1,633,838	2,436,862	282,552	1,039,246	883,586	(2,504,360)
NET ASSETS AT DECEMBER 31, 2023	$779,033,159	$16,430,440	$74,220,954	$4,779,086	$14,328,413	$2,853,444	$551,489,524

See accompanying notes.

	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA International Index Fund - Service Class Subaccount	LVIP SSGA International Index Fund - Standard Class Subaccount	LVIP SSGA International Managed Volatility Fund - Service Class Subaccount	LVIP SSGA International Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA Large Cap Managed Volatility Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$2,882,834	$304,115,127	$12,530,545	$339,266,732	$82,961	$894,082,224
Changes From Operations:
• Net investment income (loss)	69,778	6,311,172	486,833	6,471,246	2,020	(2,890,811)
• Net realized gain (loss) on investments	(92,472)	3,574,109	(195,011)	274,626	(415)	45,825,562
• Net change in unrealized appreciation or depreciation on investments	(337,390)	(57,758,988)	(2,096,701)	(67,959,562)	(16,222)	(204,290,841)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(360,084)	(47,873,707)	(1,804,879)	(61,213,690)	(14,617)	(161,356,090)
Change From Unit Transactions:
• Net unit transactions	(540,444)	(17,189,800)	1,864,496	(8,543,631)	(4,694)	(16,383,175)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(540,444)	(17,189,800)	1,864,496	(8,543,631)	(4,694)	(16,383,175)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(900,528)	(65,063,507)	59,617	(69,757,321)	(19,311)	(177,739,265)
NET ASSETS AT DECEMBER 31, 2022	1,982,306	239,051,620	12,590,162	269,509,411	63,650	716,342,959
Changes From Operations:
• Net investment income (loss)	46,051	3,192,391	384,278	2,714,129	757	(2,843,940)
• Net realized gain (loss) on investments	(34,545)	5,459,204	79,026	1,693,437	374	125,072,630
• Net change in unrealized appreciation or depreciation on investments	254,554	26,802,231	1,742,736	33,714,977	7,243	33,509,003
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	266,060	35,453,826	2,206,040	38,122,543	8,374	155,737,693
Change From Unit Transactions:
• Net unit transactions	203,137	(18,615,167)	1,042,460	(44,118,746)	(22,593)	(59,194,222)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	203,137	(18,615,167)	1,042,460	(44,118,746)	(22,593)	(59,194,222)
TOTAL INCREASE (DECREASE) IN NET ASSETS	469,197	16,838,659	3,248,500	(5,996,203)	(14,219)	96,543,471
NET ASSETS AT DECEMBER 31, 2023	$2,451,503	$255,890,279	$15,838,662	$263,513,208	$49,431	$812,886,430

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP SSGA Mid-Cap Index Fund - Service Class Subaccount	LVIP SSGA Mid-Cap Index Fund - Standard Class Subaccount	LVIP SSGA Moderate Index Allocation Fund - Service Class Subaccount	LVIP SSGA Moderate Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class Subaccount	LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Nasdaq-100 Index Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$169,594,180	$13,137,815	$288,980,814	$6,757,072	$248,635,849	$4,754,600	$9,412,574
Changes From Operations:
• Net investment income (loss)	(373,181)	122,400	2,421,789	109,370	1,581,735	127,173	(67,012)
• Net realized gain (loss) on investments	16,880,327	1,326,817	9,003,481	22,692	7,701,163	83,358	(993,461)
• Net change in unrealized appreciation or depreciation on investments	(41,378,356)	(3,355,449)	(59,906,063)	(1,227,308)	(52,560,766)	(990,142)	(2,289,683)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(24,871,210)	(1,906,232)	(48,480,793)	(1,095,246)	(43,277,868)	(779,611)	(3,350,156)
Change From Unit Transactions:
• Net unit transactions	(3,359,543)	1,555,686	(12,598,740)	(975,276)	(6,731,187)	1,473,792	323,326
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,359,543)	1,555,686	(12,598,740)	(975,276)	(6,731,187)	1,473,792	323,326
TOTAL INCREASE (DECREASE) IN NET ASSETS	(28,230,753)	(350,546)	(61,079,533)	(2,070,522)	(50,009,055)	694,181	(3,026,830)
NET ASSETS AT DECEMBER 31, 2022	141,363,427	12,787,269	227,901,281	4,686,550	198,626,794	5,448,781	6,385,744
Changes From Operations:
• Net investment income (loss)	(319,998)	137,234	1,422,311	76,466	907,913	101,359	(99,936)
• Net realized gain (loss) on investments	8,271,591	715,040	8,866,418	70,462	9,062,562	161,913	362,492
• Net change in unrealized appreciation or depreciation on investments	12,986,778	1,289,939	15,997,887	411,347	15,356,762	502,586	5,431,815
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	20,938,371	2,142,213	26,286,616	558,275	25,327,237	765,858	5,694,371
Change From Unit Transactions:
• Net unit transactions	9,823,694	1,269,385	(7,094,604)	(728,103)	(27,785)	(41,223)	14,020,331
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	9,823,694	1,269,385	(7,094,604)	(728,103)	(27,785)	(41,223)	14,020,331
TOTAL INCREASE (DECREASE) IN NET ASSETS	30,762,065	3,411,598	19,192,012	(169,828)	25,299,452	724,635	19,714,702
NET ASSETS AT DECEMBER 31, 2023	$172,125,492	$16,198,867	$247,093,293	$4,516,722	$223,926,246	$6,173,416	$26,100,446

See accompanying notes.

	LVIP SSGA Nasdaq-100 Index Fund - Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund - Service Class Subaccount	LVIP SSGA S&P 500 Index Fund - Standard Class Subaccount	LVIP SSGA Short-Term Bond Index Fund - Service Class Subaccount	LVIP SSGA Short-Term Bond Index Fund - Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$516,672	$1,867,313,439	$121,967,033	$168,729,878	$6,246,840	$493,880,458
Changes From Operations:
• Net investment income (loss)	(584)	(3,938,037)	860,540	(240,980)	77,600	(2,576,393)
• Net realized gain (loss) on investments	(56,704)	215,250,025	12,900,924	(1,069,167)	(94,263)	50,254,975
• Net change in unrealized appreciation or depreciation on investments	(115,972)	(575,018,651)	(37,130,879)	(7,364,475)	(263,570)	(157,590,024)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(173,260)	(363,706,663)	(23,369,415)	(8,674,622)	(280,233)	(109,911,442)
Change From Unit Transactions:
• Net unit transactions	28,354	(30,992,522)	7,922,061	28,084,373	1,950,617	(11,007,817)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	28,354	(30,992,522)	7,922,061	28,084,373	1,950,617	(11,007,817)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(144,906)	(394,699,185)	(15,447,354)	19,409,751	1,670,384	(120,919,259)
NET ASSETS AT DECEMBER 31, 2022	371,766	1,472,614,254	106,519,679	188,139,629	7,917,224	372,961,199
Changes From Operations:
• Net investment income (loss)	5,970	(3,390,846)	976,576	2,922,249	289,408	(1,752,143)
• Net realized gain (loss) on investments	36,882	97,614,418	5,242,265	(1,606,021)	(34,789)	4,428,805
• Net change in unrealized appreciation or depreciation on investments	467,551	253,383,871	20,646,075	5,313,684	222,489	53,680,239
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	510,403	347,607,443	26,864,916	6,629,912	477,108	56,356,901
Change From Unit Transactions:
• Net unit transactions	2,047,426	(14,132,727)	3,321,748	7,096,568	3,029,689	9,542,883
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,047,426	(14,132,727)	3,321,748	7,096,568	3,029,689	9,542,883
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,557,829	333,474,716	30,186,664	13,726,480	3,506,797	65,899,784
NET ASSETS AT DECEMBER 31, 2023	$2,929,595	$1,806,088,970	$136,706,343	$201,866,109	$11,424,021	$438,860,983

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP SSGA Small-Cap Index Fund - Standard Class Subaccount	LVIP SSGA SMID Cap Managed Volatility Fund - Service Class Subaccount	LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class Subaccount	LVIP Structured Conservative Allocation Fund - Service Class Subaccount	LVIP Structured Conservative Allocation Fund - Standard Class Subaccount	LVIP Structured Moderate Allocation Fund - Service Class Subaccount	LVIP Structured Moderate Allocation Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$17,434,045	$667,995,657	$60,480	$152,969,580	$1,409,656	$680,018,510	$1,764,213
Changes From Operations:
• Net investment income (loss)	108,176	(4,407,869)	1	2,589,951	42,809	14,558,588	55,821
• Net realized gain (loss) on investments	1,758,156	22,140,550	645	3,791,691	34,686	25,880,066	23,252
• Net change in unrealized appreciation or depreciation on investments	(5,631,848)	(151,689,991)	(12,296)	(28,371,473)	(270,400)	(138,050,646)	(319,343)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,765,516)	(133,957,310)	(11,650)	(21,989,831)	(192,905)	(97,611,992)	(240,270)
Change From Unit Transactions:
• Net unit transactions	2,122,172	2,176,589	(5,745)	(12,958,360)	6,899	(60,520,496)	(230,667)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,122,172	2,176,589	(5,745)	(12,958,360)	6,899	(60,520,496)	(230,667)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,643,344)	(131,780,721)	(17,395)	(34,948,191)	(186,006)	(158,132,488)	(470,937)
NET ASSETS AT DECEMBER 31, 2022	15,790,701	536,214,936	43,085	118,021,389	1,223,650	521,886,022	1,293,276
Changes From Operations:
• Net investment income (loss)	119,235	(3,144,415)	182	910,280	20,911	3,398,922	30,765
• Net realized gain (loss) on investments	(339,072)	(4,037,819)	2	(524,252)	(19,279)	8,393,561	27,422
• Net change in unrealized appreciation or depreciation on investments	2,826,773	72,812,839	6,696	8,725,618	95,449	41,210,228	104,669
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,606,936	65,630,605	6,880	9,111,646	97,081	53,002,711	162,856
Change From Unit Transactions:
• Net unit transactions	(290,747)	(1,755,724)	8,214	(15,887,328)	(244,172)	(67,204,739)	(11,421)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(290,747)	(1,755,724)	8,214	(15,887,328)	(244,172)	(67,204,739)	(11,421)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,316,189	63,874,881	15,094	(6,775,682)	(147,091)	(14,202,028)	151,435
NET ASSETS AT DECEMBER 31, 2023	$18,106,890	$600,089,817	$58,179	$111,245,707	$1,076,559	$507,683,994	$1,444,711

See accompanying notes.

	LVIP Structured Moderately Aggressive Allocation Fund - Service Class Subaccount	LVIP Structured Moderately Aggressive Allocation Fund - Standard Class Subaccount	LVIP T. Rowe Price 2010 Fund - Service Class Subaccount	LVIP T. Rowe Price 2020 Fund - Service Class Subaccount	LVIP T. Rowe Price 2030 Fund - Service Class Subaccount	LVIP T. Rowe Price 2040 Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$384,870,969	$2,789,953	$4,803,174	$8,904,846	$4,578,916	$5,572,231
Changes From Operations:
• Net investment income (loss)	9,100,017	93,304	(26,161)	71,585	8,536	(9,435)
• Net realized gain (loss) on investments	13,836,296	64,375	(469,985)	559,844	237,711	290,495
• Net change in unrealized appreciation or depreciation on investments	(78,118,091)	(510,874)	(51,746)	(2,084,054)	(1,077,888)	(1,333,795)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(55,181,778)	(353,195)	(547,892)	(1,452,625)	(831,641)	(1,052,735)
Change From Unit Transactions:
• Net unit transactions	(32,677,714)	(328,237)	(4,255,282)	(741,211)	(108,302)	(240,617)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(32,677,714)	(328,237)	(4,255,282)	(741,211)	(108,302)	(240,617)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(87,859,492)	(681,432)	(4,803,174)	(2,193,836)	(939,943)	(1,293,352)
NET ASSETS AT DECEMBER 31, 2022	297,011,477	2,108,521	—	6,711,010	3,638,973	4,278,879
Changes From Operations:
• Net investment income (loss)	1,869,146	52,923	—	42,752	12,643	(12,807)
• Net realized gain (loss) on investments	6,311,632	39,833	—	178,173	168,739	198,504
• Net change in unrealized appreciation or depreciation on investments	25,666,837	210,732	—	529,513	353,003	515,870
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	33,847,615	303,488	—	750,438	534,385	701,567
Change From Unit Transactions:
• Net unit transactions	(32,586,753)	349,282	—	(224,462)	393,871	(214,081)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(32,586,753)	349,282	—	(224,462)	393,871	(214,081)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,260,862	652,770	—	525,976	928,256	487,486
NET ASSETS AT DECEMBER 31, 2023	$298,272,339	$2,761,291	$—	$7,236,986	$4,567,229	$4,766,365

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP T. Rowe Price Growth Stock Fund - Service Class Subaccount	LVIP T. Rowe Price Growth Stock Fund - Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class Subaccount	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP U.S. Growth Allocation Managed Risk Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$465,035,203	$7,273,797	$390,215,525	$4,602,933	$184,408,512	$1,274,421	$1,935,606,062
Changes From Operations:
• Net investment income (loss)	(4,797,832)	(22,902)	(4,777,001)	(45,037)	(439,806)	10,270	2,384,434
• Net realized gain (loss) on investments	58,640,255	712,784	37,328,415	459,464	3,840,112	12,399	82,587,611
• Net change in unrealized appreciation or depreciation on investments	(247,865,274)	(3,745,833)	(133,858,624)	(1,595,508)	(46,944,850)	(328,498)	(498,966,714)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(194,022,851)	(3,055,951)	(101,307,210)	(1,181,081)	(43,544,544)	(305,829)	(413,994,669)
Change From Unit Transactions:
• Net unit transactions	437,697	122,900	(3,738,896)	(11,006)	13,371,433	41,240	20,184,922
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	437,697	122,900	(3,738,896)	(11,006)	13,371,433	41,240	20,184,922
TOTAL INCREASE (DECREASE) IN NET ASSETS	(193,585,154)	(2,933,051)	(105,046,106)	(1,192,087)	(30,173,111)	(264,589)	(393,809,747)
NET ASSETS AT DECEMBER 31, 2022	271,450,049	4,340,746	285,169,419	3,410,846	154,235,401	1,009,832	1,541,796,315
Changes From Operations:
• Net investment income (loss)	(4,668,973)	(23,982)	(4,613,367)	(41,531)	(481,111)	10,051	3,639,848
• Net realized gain (loss) on investments	1,606,835	(131,764)	(3,699,755)	(10,284)	(966,980)	(8,573)	(1,169,097)
• Net change in unrealized appreciation or depreciation on investments	117,466,505	2,208,383	61,910,555	693,689	22,949,845	157,465	201,719,249
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	114,404,367	2,052,637	53,597,433	641,874	21,501,754	158,943	204,190,000
Change From Unit Transactions:
• Net unit transactions	(38,848,663)	663,318	(5,648,566)	(389,180)	2,239,809	20,480	(34,914,897)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(38,848,663)	663,318	(5,648,566)	(389,180)	2,239,809	20,480	(34,914,897)
TOTAL INCREASE (DECREASE) IN NET ASSETS	75,555,704	2,715,955	47,948,867	252,694	23,741,563	179,423	169,275,103
NET ASSETS AT DECEMBER 31, 2023	$347,005,753	$7,056,701	$333,118,286	$3,663,540	$177,976,964	$1,189,255	$1,711,071,418

See accompanying notes.

	LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Vanguard Bond Allocation Fund - Service Class Subaccount	LVIP Vanguard Bond Allocation Fund - Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund - Service Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund - Standard Class Subaccount	LVIP Vanguard International Equity ETF Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$3,397,774	$948,844,590	$43,910,638	$443,944,289	$23,026,286	$285,388,076
Changes From Operations:
• Net investment income (loss)	30,429	1,930,808	564,953	(1,493,299)	113,521	2,152,679
• Net realized gain (loss) on investments	137,071	9,292,381	197,695	16,965,245	384,548	8,332
• Net change in unrealized appreciation or depreciation on investments	(883,368)	(151,125,760)	(6,906,070)	(103,957,582)	(4,937,017)	(54,041,144)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(715,868)	(139,902,571)	(6,143,422)	(88,485,636)	(4,438,948)	(51,880,133)
Change From Unit Transactions:
• Net unit transactions	28,322	(25,446,992)	(542,519)	1,244,487	(252,195)	11,250,172
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	28,322	(25,446,992)	(542,519)	1,244,487	(252,195)	11,250,172
TOTAL INCREASE (DECREASE) IN NET ASSETS	(687,546)	(165,349,563)	(6,685,941)	(87,241,149)	(4,691,143)	(40,629,961)
NET ASSETS AT DECEMBER 31, 2022	2,710,228	783,495,027	37,224,697	356,703,140	18,335,143	244,758,115
Changes From Operations:
• Net investment income (loss)	26,770	13,741,790	1,167,840	(1,011,986)	152,867	3,727,711
• Net realized gain (loss) on investments	(48,977)	(11,665,750)	(705,243)	21,657,467	639,718	168,570
• Net change in unrealized appreciation or depreciation on investments	382,846	32,430,296	1,707,760	60,885,978	3,648,074	28,881,834
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	360,639	34,506,336	2,170,357	81,531,459	4,440,659	32,778,115
Change From Unit Transactions:
• Net unit transactions	(402,256)	65,205,751	4,998,698	(5,647,919)	(124,135)	718,896
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(402,256)	65,205,751	4,998,698	(5,647,919)	(124,135)	718,896
TOTAL INCREASE (DECREASE) IN NET ASSETS	(41,617)	99,712,087	7,169,055	75,883,540	4,316,524	33,497,011
NET ASSETS AT DECEMBER 31, 2023	$2,668,611	$883,207,114	$44,393,752	$432,586,680	$22,651,667	$278,255,126

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP Vanguard International Equity ETF Fund - Standard Class Subaccount	LVIP Wellington Capital Growth Fund - Service Class Subaccount	LVIP Wellington Capital Growth Fund - Standard Class Subaccount	LVIP Wellington SMID Cap Value Fund - Service Class Subaccount	LVIP Wellington SMID Cap Value Fund - Standard Class Subaccount	LVIP Western Asset Core Bond Fund - Service Class Subaccount	LVIP Western Asset Core Bond Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$24,400,403	$518,385,899	$7,357,807	$150,529,032	$1,851,301	$464,021,963	$16,261,219
Changes From Operations:
• Net investment income (loss)	443,785	(4,590,823)	(18,286)	(1,279,035)	5,915	4,810,107	410,603
• Net realized gain (loss) on investments	(151,238)	74,671,497	466,559	18,956,939	187,368	(9,179,938)	(459,522)
• Net change in unrealized appreciation or depreciation on investments	(4,537,794)	(247,200,320)	(2,736,841)	(34,601,917)	(375,892)	(77,305,699)	(2,811,431)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,245,247)	(177,119,646)	(2,288,568)	(16,924,013)	(182,609)	(81,675,530)	(2,860,350)
Change From Unit Transactions:
• Net unit transactions	1,355,186	(3,153,785)	(1,365,284)	(9,103,139)	(133,431)	(15,501,097)	1,581,457
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,355,186	(3,153,785)	(1,365,284)	(9,103,139)	(133,431)	(15,501,097)	1,581,457
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,890,061)	(180,273,431)	(3,653,852)	(26,027,152)	(316,040)	(97,176,627)	(1,278,893)
NET ASSETS AT DECEMBER 31, 2022	21,510,342	338,112,468	3,703,955	124,501,880	1,535,261	366,845,336	14,982,326
Changes From Operations:
• Net investment income (loss)	580,816	(4,345,402)	(15,202)	(944,472)	6,576	37,591,275	1,568,307
• Net realized gain (loss) on investments	(112,346)	7,704,606	(95,401)	16,874,405	187,935	(7,791,081)	(421,100)
• Net change in unrealized appreciation or depreciation on investments	2,650,326	112,467,586	1,446,188	2,953,341	65,645	(11,587,180)	(366,666)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,118,796	115,826,790	1,335,585	18,883,274	260,156	18,213,014	780,541
Change From Unit Transactions:
• Net unit transactions	(297,675)	(59,937,245)	(144,367)	(3,740,287)	(337,455)	44,819,354	35,659
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(297,675)	(59,937,245)	(144,367)	(3,740,287)	(337,455)	44,819,354	35,659
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,821,121	55,889,545	1,191,218	15,142,987	(77,299)	63,032,368	816,200
NET ASSETS AT DECEMBER 31, 2023	$24,331,463	$394,002,013	$4,895,173	$139,644,867	$1,457,962	$429,877,704	$15,798,526

See accompanying notes.

	MFS® VIT Growth Series - Initial Class Subaccount	MFS® VIT Growth Series - Service Class Subaccount	MFS® VIT Total Return Series - Initial Class Subaccount	MFS® VIT Total Return Series - Service Class Subaccount	MFS® VIT Utilities Series - Initial Class Subaccount	MFS® VIT Utilities Series - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$7,451,183	$288,785,022	$6,507,398	$138,397,311	$6,274,044	$179,773,953
Changes From Operations:
• Net investment income (loss)	(62,080)	(3,038,337)	22,965	127,023	68,901	1,222,637
• Net realized gain (loss) on investments	651,212	27,251,595	501,571	10,842,736	447,672	13,929,237
• Net change in unrealized appreciation or depreciation on investments	(2,962,962)	(118,254,476)	(1,212,199)	(26,452,939)	(547,934)	(18,007,657)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,373,830)	(94,041,218)	(687,663)	(15,483,180)	(31,361)	(2,855,783)
Change From Unit Transactions:
• Net unit transactions	(565,504)	281,041	(593,642)	(1,186,246)	(910,420)	(8,874,855)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(565,504)	281,041	(593,642)	(1,186,246)	(910,420)	(8,874,855)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,939,334)	(93,760,177)	(1,281,305)	(16,669,426)	(941,781)	(11,730,638)
NET ASSETS AT DECEMBER 31, 2022	4,511,849	195,024,845	5,226,093	121,727,885	5,332,263	168,043,315
Changes From Operations:
• Net investment income (loss)	(52,233)	(2,954,928)	40,127	616,033	117,868	2,693,470
• Net realized gain (loss) on investments	285,000	15,613,276	170,059	4,281,312	321,350	9,755,486
• Net change in unrealized appreciation or depreciation on investments	1,122,063	49,880,592	245,890	5,632,860	(619,685)	(18,645,115)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,354,830	62,538,940	456,076	10,530,205	(180,467)	(6,196,159)
Change From Unit Transactions:
• Net unit transactions	(980,007)	(24,500,939)	(238,609)	(1,597,998)	(271,695)	(17,468,548)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(980,007)	(24,500,939)	(238,609)	(1,597,998)	(271,695)	(17,468,548)
TOTAL INCREASE (DECREASE) IN NET ASSETS	374,823	38,038,001	217,467	8,932,207	(452,162)	(23,664,707)
NET ASSETS AT DECEMBER 31, 2023	$4,886,672	$233,062,846	$5,443,560	$130,660,092	$4,880,101	$144,378,608

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	MFS® VIT II Core Equity Portfolio - Service Class Subaccount	MFS® VIT II International Intrinsic Value Portfolio - Initial Class Subaccount	MFS® VIT II International Intrinsic Value Portfolio - Service Class Subaccount	Morgan Stanley VIF Global Infrastructure Portfolio - Class I Subaccount	Morgan Stanley VIF Global Infrastructure Portfolio - Class II Subaccount	Morgan Stanley VIF Growth Portfolio - Class II Subaccount	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$2,253,606	$1,963,003	$44,739,576	$709,757	$10,344,653	$3,500,483	$19,603,949
Changes From Operations:
• Net investment income (loss)	(28,588)	7,079	(187,704)	35,600	217,267	(21,830)	(191,064)
• Net realized gain (loss) on investments	220,591	50,404	1,585,050	72,142	590,394	674,107	3,008,372
• Net change in unrealized appreciation or depreciation on investments	(612,400)	(540,339)	(12,402,391)	(217,402)	(1,907,638)	(3,004,929)	(4,922,897)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(420,397)	(482,856)	(11,005,045)	(109,660)	(1,099,977)	(2,352,652)	(2,105,589)
Change From Unit Transactions:
• Net unit transactions	(217,153)	291,443	(1,211,746)	701,239	1,908,475	680,270	(2,429,750)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(217,153)	291,443	(1,211,746)	701,239	1,908,475	680,270	(2,429,750)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(637,550)	(191,413)	(12,216,791)	591,579	808,498	(1,672,382)	(4,535,339)
NET ASSETS AT DECEMBER 31, 2022	1,616,056	1,771,590	32,522,785	1,301,336	11,153,151	1,828,101	15,068,610
Changes From Operations:
• Net investment income (loss)	(20,029)	6,459	(190,555)	30,638	100,028	(20,099)	(100,820)
• Net realized gain (loss) on investments	88,710	100,588	2,620,483	192,217	573,219	(653,705)	821,833
• Net change in unrealized appreciation or depreciation on investments	227,851	171,369	2,515,946	(169,229)	(301,147)	1,475,760	528,315
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	296,532	278,416	4,945,874	53,626	372,100	801,956	1,249,328
Change From Unit Transactions:
• Net unit transactions	(380,155)	(267,921)	(4,746,624)	147,167	(3,114,553)	(207,632)	(1,709,242)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(380,155)	(267,921)	(4,746,624)	147,167	(3,114,553)	(207,632)	(1,709,242)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(83,623)	10,495	199,250	200,793	(2,742,453)	594,324	(459,914)
NET ASSETS AT DECEMBER 31, 2023	$1,532,433	$1,782,085	$32,722,035	$1,502,129	$8,410,698	$2,422,425	$14,608,696

See accompanying notes.

	PIMCO VIT All Asset Portfolio - Advisor Class Subaccount	PIMCO VIT All Asset Portfolio - Institutional Class Subaccount	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class Subaccount	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class Subaccount	PIMCO VIT Dynamic Bond Portfolio - Advisor Class Subaccount	PIMCO VIT Dynamic Bond Portfolio - Institutional Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$7,018,495	$395,642	$14,167,010	$35,134	$4,538,109	$110,175
Changes From Operations:
• Net investment income (loss)	409,366	19,648	3,892,816	14,090	52,148	2,367
• Net realized gain (loss) on investments	387,036	22,835	350,544	239	270,168	9,088
• Net change in unrealized appreciation or depreciation on investments	(1,690,505)	(79,832)	(3,499,343)	(14,344)	(644,402)	(18,952)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(894,103)	(37,349)	744,017	(15)	(322,086)	(7,497)
Change From Unit Transactions:
• Net unit transactions	(388,396)	(105,021)	3,198,900	29,405	(797,933)	(6,030)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(388,396)	(105,021)	3,198,900	29,405	(797,933)	(6,030)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,282,499)	(142,370)	3,942,917	29,390	(1,120,019)	(13,527)
NET ASSETS AT DECEMBER 31, 2022	5,735,996	253,272	18,109,927	64,524	3,418,090	96,648
Changes From Operations:
• Net investment income (loss)	116,789	16,428	2,139,431	8,556	71,782	3,297
• Net realized gain (loss) on investments	(448,722)	(1,981)	(2,207,726)	(17,307)	(136,692)	(4,856)
• Net change in unrealized appreciation or depreciation on investments	700,219	21,420	(1,570,538)	5,561	233,307	7,855
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	368,286	35,867	(1,638,833)	(3,190)	168,397	6,296
Change From Unit Transactions:
• Net unit transactions	(1,332,410)	418,574	(4,799,662)	(30,484)	(604,866)	(2,586)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,332,410)	418,574	(4,799,662)	(30,484)	(604,866)	(2,586)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(964,124)	454,441	(6,438,495)	(33,674)	(436,469)	3,710
NET ASSETS AT DECEMBER 31, 2023	$4,771,872	$707,713	$11,671,432	$30,850	$2,981,621	$100,358

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class Subaccount	PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class Subaccount	Putnam VT George Putnam Balanced Fund - Class IA Subaccount	Putnam VT George Putnam Balanced Fund - Class IB Subaccount	Putnam VT Global Health Care Fund - Class IA Subaccount	Putnam VT Global Health Care Fund - Class IB Subaccount	Putnam VT Income Fund - Class IA Subaccount
NET ASSETS AT JANUARY 1, 2022	$2,183,759	$33,588	$730,284	$101,500,615	$972,075	$22,860,508	$1,395,122
Changes From Operations:
• Net investment income (loss)	56,215	1,490	3,271	(625,132)	4,181	(161,444)	69,666
• Net realized gain (loss) on investments	(65,912)	(5,595)	48,240	6,842,305	106,639	1,828,660	(157,962)
• Net change in unrealized appreciation or depreciation on investments	(326,533)	(3,050)	(171,085)	(23,820,650)	(123,119)	(3,148,658)	(79,792)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(336,230)	(7,155)	(119,574)	(17,603,477)	(12,299)	(1,481,442)	(168,088)
Change From Unit Transactions:
• Net unit transactions	(368,502)	2,630	668,738	(903,613)	59,325	522,383	(540,866)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(368,502)	2,630	668,738	(903,613)	59,325	522,383	(540,866)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(704,732)	(4,525)	549,164	(18,507,090)	47,026	(959,059)	(708,954)
NET ASSETS AT DECEMBER 31, 2022	1,479,027	29,063	1,279,448	82,993,525	1,019,101	21,901,449	686,168
Changes From Operations:
• Net investment income (loss)	65,343	4,172	13,377	(271,485)	1,562	(180,321)	39,116
• Net realized gain (loss) on investments	(50,961)	(4,011)	1,029	(106,127)	67,792	1,372,523	(14,150)
• Net change in unrealized appreciation or depreciation on investments	124,356	4,532	239,608	15,108,720	36,759	367,124	9,624
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	138,738	4,693	254,014	14,731,108	106,113	1,559,326	34,590
Change From Unit Transactions:
• Net unit transactions	(52,009)	(2,384)	82,138	(2,521,675)	120,237	(1,430,234)	70,959
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(52,009)	(2,384)	82,138	(2,521,675)	120,237	(1,430,234)	70,959
TOTAL INCREASE (DECREASE) IN NET ASSETS	86,729	2,309	336,152	12,209,433	226,350	129,092	105,549
NET ASSETS AT DECEMBER 31, 2023	$1,565,756	$31,372	$1,615,600	$95,202,958	$1,245,451	$22,030,541	$791,717

See accompanying notes.

	Putnam VT Income Fund - Class IB Subaccount	Putnam VT Large Cap Value Fund - Class IA Subaccount	Putnam VT Large Cap Value Fund - Class IB Subaccount	Putnam VT Multi-Asset Absolute Return Fund - Class IA Subaccount	Putnam VT Multi-Asset Absolute Return Fund - Class IB Subaccount	Putnam VT Sustainable Future Fund - Class IB Subaccount
NET ASSETS AT JANUARY 1, 2022	$11,222,155	$5,116,198	$81,902,482	$110,763	$2,448,687	$—
Changes From Operations:
• Net investment income (loss)	458,282	45,568	(162,146)	2,112	6,388	(106)
• Net realized gain (loss) on investments	(442,171)	447,963	7,225,311	(56)	(41,477)	64
• Net change in unrealized appreciation or depreciation on investments	(1,705,199)	(574,077)	(10,490,047)	(786)	20,308	(448)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,689,088)	(80,546)	(3,426,882)	1,270	(14,781)	(490)
Change From Unit Transactions:
• Net unit transactions	26,170	3,762,168	63,451,099	40,961	366,584	31,570
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	26,170	3,762,168	63,451,099	40,961	366,584	31,570
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,662,918)	3,681,622	60,024,217	42,231	351,803	31,080
NET ASSETS AT DECEMBER 31, 2022	9,559,237	8,797,820	141,926,699	152,994	2,800,490	31,080
Changes From Operations:
• Net investment income (loss)	438,509	134,715	1,024,817	6,235	178,168	(864)
• Net realized gain (loss) on investments	(656,988)	505,752	8,309,309	(6,996)	(270,750)	8,084
• Net change in unrealized appreciation or depreciation on investments	508,983	612,131	12,204,312	2,499	126,727	17,478
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	290,504	1,252,598	21,538,438	1,738	34,145	24,698
Change From Unit Transactions:
• Net unit transactions	(927,756)	(380,477)	13,519,986	(154,732)	(2,834,635)	77,817
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(927,756)	(380,477)	13,519,986	(154,732)	(2,834,635)	77,817
TOTAL INCREASE (DECREASE) IN NET ASSETS	(637,252)	872,121	35,058,424	(152,994)	(2,800,490)	102,515
NET ASSETS AT DECEMBER 31, 2023	$8,921,985	$9,669,941	$176,985,123	$—	$—	$133,595

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	Putnam VT Sustainable Leaders Fund - Class IA Subaccount	Putnam VT Sustainable Leaders Fund - Class IB Subaccount	Templeton Foreign VIP Fund - Class 1 Subaccount	Templeton Foreign VIP Fund - Class 4 Subaccount	Templeton Global Bond VIP Fund - Class 1 Subaccount	Templeton Global Bond VIP Fund - Class 2 Subaccount	Templeton Global Bond VIP Fund - Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2022	$—	$—	$158,848	$4,227,975	$3,068,688	$238,356,004	$22,778,375
Changes From Operations:
• Net investment income (loss)	—	(2)	4,123	70,831	(12,281)	(3,274,910)	(224,799)
• Net realized gain (loss) on investments	—	57	(20,155)	(77,984)	(187,553)	(13,953,463)	(1,273,152)
• Net change in unrealized appreciation or depreciation on investments	—	(173)	(17,707)	(331,667)	(12,160)	2,610,496	82,074
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	(118)	(33,739)	(338,820)	(211,994)	(14,617,877)	(1,415,877)
Change From Unit Transactions:
• Net unit transactions	—	5,157	40,253	(80,585)	43,983	(36,175,482)	(4,082,735)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	5,157	40,253	(80,585)	43,983	(36,175,482)	(4,082,735)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	5,039	6,514	(419,405)	(168,011)	(50,793,359)	(5,498,612)
NET ASSETS AT DECEMBER 31, 2022	—	5,039	165,362	3,808,570	2,900,677	187,562,645	17,279,763
Changes From Operations:
• Net investment income (loss)	(274)	(1,578)	8,687	117,576	(10,320)	(2,824,359)	(185,454)
• Net realized gain (loss) on investments	190	621	786	22,305	(155,426)	(8,665,105)	(684,923)
• Net change in unrealized appreciation or depreciation on investments	24,076	34,897	34,152	726,810	256,782	13,450,200	1,155,622
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	23,992	33,940	43,625	866,691	91,036	1,960,736	285,245
Change From Unit Transactions:
• Net unit transactions	168,696	526,429	29,914	1,170,053	(136,740)	(12,991,977)	(963,809)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	168,696	526,429	29,914	1,170,053	(136,740)	(12,991,977)	(963,809)
TOTAL INCREASE (DECREASE) IN NET ASSETS	192,688	560,369	73,539	2,036,744	(45,704)	(11,031,241)	(678,564)
NET ASSETS AT DECEMBER 31, 2023	$192,688	$565,408	$238,901	$5,845,314	$2,854,973	$176,531,404	$16,601,199

See accompanying notes.

	Templeton Growth VIP Fund - Class 2 Subaccount	TOPS® Balanced ETF Portfolio - Service Class Shares Subaccount	TOPS® Moderate Growth ETF Portfolio - Service Class Shares Subaccount	VanEck VIP Global Resources Fund - Class S Shares Subaccount	VanEck VIP Global Resources Fund - Initial Class Shares Subaccount	Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares Subaccount
NET ASSETS AT JANUARY 1, 2022	$19,234,458	$382,857	$12,366,230	$5,554,519	$566,336	$16,681,379
Changes From Operations:
• Net investment income (loss)	(252,610)	5,386	(43,665)	84,470	15,161	348,922
• Net realized gain (loss) on investments	(700,090)	7,572	233,104	534,782	24,922	(198,673)
• Net change in unrealized appreciation or depreciation on investments	(1,499,050)	(58,350)	(1,944,121)	(388,254)	(59,170)	(1,904,775)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,451,750)	(45,392)	(1,754,682)	230,998	(19,087)	(1,754,526)
Change From Unit Transactions:
• Net unit transactions	(2,385,682)	174,799	(751,656)	5,438,838	272,640	(59,973)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,385,682)	174,799	(751,656)	5,438,838	272,640	(59,973)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,837,432)	129,407	(2,506,338)	5,669,836	253,553	(1,814,499)
NET ASSETS AT DECEMBER 31, 2022	14,397,026	512,264	9,859,892	11,224,355	819,889	14,866,880
Changes From Operations:
• Net investment income (loss)	235,722	6,469	(14,124)	89,936	21,780	550,950
• Net realized gain (loss) on investments	(190,703)	6,621	212,209	285,667	(3,891)	(376,405)
• Net change in unrealized appreciation or depreciation on investments	2,535,410	41,147	878,459	(621,416)	(59,236)	932,456
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,580,429	54,237	1,076,544	(245,813)	(41,347)	1,107,001
Change From Unit Transactions:
• Net unit transactions	(1,467,794)	(4,027)	(589,441)	(5,459,472)	96,050	(242,664)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,467,794)	(4,027)	(589,441)	(5,459,472)	96,050	(242,664)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,112,635	50,210	487,103	(5,705,285)	54,703	864,337
NET ASSETS AT DECEMBER 31, 2023	$15,509,661	$562,474	$10,346,995	$5,519,070	$874,592	$15,731,217

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares Subaccount
NET ASSETS AT JANUARY 1, 2022	$1,295,748
Changes From Operations:
• Net investment income (loss)	58,527
• Net realized gain (loss) on investments	(4,598)
• Net change in unrealized appreciation or depreciation on investments	(214,964)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(161,035)
Change From Unit Transactions:
• Net unit transactions	505,339
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	505,339
TOTAL INCREASE (DECREASE) IN NET ASSETS	344,304
NET ASSETS AT DECEMBER 31, 2022	1,640,052
Changes From Operations:
• Net investment income (loss)	138,419
• Net realized gain (loss) on investments	(39,908)
• Net change in unrealized appreciation or depreciation on investments	95,363
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	193,874
Change From Unit Transactions:
• Net unit transactions	1,174,313
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,174,313
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,368,187
NET ASSETS AT DECEMBER 31, 2023	$3,008,239
See accompanying notes.

Lincoln Life Variable Annuity Account N

Notes to financial statements

December 31, 2023

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life Variable Annuity Account N (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on November 24, 1998, are part of the operations of the Company. The Variable Account consists of fifty products as follows:

• Lincoln ChoicePlus
• Lincoln ChoicePlus Access
• Lincoln ChoicePlus Advisory
• Lincoln ChoicePlus Assurance (Prime)
• Lincoln ChoicePlus Assurance A Class
• Lincoln ChoicePlus Assurance A Share
• Lincoln ChoicePlus Assurance A Share Fee-Based
• Lincoln ChoicePlus Assurance B Class
• Lincoln ChoicePlus Assurance B Share
• Lincoln ChoicePlus Assurance Bonus
• Lincoln ChoicePlus Assurance C Share
• Lincoln ChoicePlus Assurance L Share
• Lincoln ChoicePlus Assurance Series B-Share
• Lincoln ChoicePlus Assurance Series C-Share
• Lincoln ChoicePlus Assurance Series L-Share
• Lincoln ChoicePlus Bonus
• Lincoln ChoicePlus Design 1
• Lincoln ChoicePlus Design 2	• Lincoln ChoicePlus Design 3
• Lincoln ChoicePlus Fusion
• Lincoln ChoicePlus Rollover
• Lincoln ChoicePlus Select B-Share
• Lincoln ChoicePlus Signature 1
• Lincoln ChoicePlus Signature 2
• Lincoln ChoicePlus II
• Lincoln ChoicePlus II Access
• Lincoln ChoicePlus II Advance
• Lincoln ChoicePlus II Bonus
• Lincoln Core Income
• Lincoln InvestmentSolutions
• Lincoln InvestmentSolutions RIA
• Lincoln Investor Advantage Advisory
• Lincoln Investor Advantage Advisory Choice
• Lincoln Investor Advantage B-Share
• Lincoln Investor Advantage C-Share
• Lincoln Investor Advantage Fee-Based
• Lincoln Investor Advantage RIA
• Lincoln Investor Advantage RIA Class
• Lincoln Investor Advantage Pro Advisory
• Lincoln Investor Advantage Pro Advisory Choice
• Lincoln Investor Advantage Pro B-Share
• Lincoln Investor Advantage Pro C-Share
• Lincoln Level Advantage Access B Share
• Lincoln Level Advantage Advisory	• Lincoln Level Advantage Advisory Class
• Lincoln Level Advantage B Class
• Lincoln Level Advantage B Share
• Lincoln Level Advantage Design Advisory
• Lincoln Level Advantage Design B Share
• Lincoln Level Advantage Select B Share

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of four hundred fifty-seven available mutual funds(the Funds) of thirty-one open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):

Invesco Oppenheimer V.I. International Growth Fund - Series I Shares

Invesco Oppenheimer V.I. International Growth Fund - Series II Shares

Invesco V.I. American Franchise Fund - Series I Shares

Invesco V.I. American Franchise Fund - Series II Shares

Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares

Invesco V.I. Comstock Fund - Series I Shares

Invesco V.I. Comstock Fund - Series II Shares

Invesco V.I. Core Equity Fund - Series I Shares

Invesco V.I. Core Equity Fund - Series II Shares

Invesco V.I. Diversified Dividend Fund - Series I Shares

Invesco V.I. Diversified Dividend Fund - Series II Shares

Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares

Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares

Invesco V.I. Equity and Income Fund - Series I Shares

Invesco V.I. Equity and Income Fund - Series II Shares

Invesco V.I. EQV International Equity Fund - Series I Shares

Invesco V.I. EQV International Equity Fund - Series II Shares

Invesco V.I. Global Fund - Series II Shares

Invesco V.I. Main Street Small Cap Fund® - Series I Shares

Invesco V.I. Main Street Small Cap Fund® - Series II Shares

AllianceBernstein Variable Products Series Fund:

AB VPS Discovery Value Portfolio - Class A

AB VPS Discovery Value Portfolio - Class B

AB VPS International Value Portfolio - Class A**

AB VPS International Value Portfolio - Class B**

AB VPS Large Cap Growth Portfolio - Class B

AB VPS Relative Value Portfolio - Class A**

AB VPS Relative Value Portfolio - Class B**

AB VPS Sustainable Global Thematic Portfolio - Class A**

AB VPS Sustainable Global Thematic Portfolio - Class B

ALPS Variable Investment Trust:

ALPS Global Opportunity Portfolio - Class I

ALPS Global Opportunity Portfolio - Class III

ALPS/Alerian Energy Infrastructure Portfolio - Class I

ALPS/Alerian Energy Infrastructure Portfolio - Class III

American Century Variable Portfolios, Inc.:

American Century VP Balanced Fund - Class I

American Century VP Balanced Fund - Class II

American Century VP Inflation Protection Fund - Class I**

American Century VP Inflation Protection Fund - Class II

American Century VP Large Company Value Fund - Class I

American Century VP Large Company Value Fund - Class II

American Funds Insurance Series®:

American Funds Asset Allocation Fund - Class 1

American Funds Asset Allocation Fund - Class 1A

American Funds Asset Allocation Fund - Class 4

American Funds Capital Income Builder® - Class 1

American Funds Capital Income Builder® - Class 1A

American Funds Capital Income Builder® - Class 4

American Funds Capital World Bond Fund - Class 1

American Funds Capital World Bond Fund - Class 1A

American Funds Capital World Growth and Income Fund - Class 1

American Funds Capital World Growth and Income Fund - Class 1A

American Funds Global Balanced Fund - Class 1

American Funds Global Balanced Fund - Class 1A

American Funds Global Growth Fund - Class 1

American Funds Global Growth Fund - Class 1A

American Funds Global Growth Fund - Class 2

American Funds Global Growth Fund - Class 4

American Funds Global Small Capitalization Fund - Class 1

American Funds Global Small Capitalization Fund - Class 1A

American Funds Global Small Capitalization Fund - Class 2

American Funds Global Small Capitalization Fund - Class 4

American Funds Growth Fund - Class 1

American Funds Growth Fund - Class 1A

American Funds Growth Fund - Class 2

American Funds Growth Fund - Class 4

American Funds Growth-Income Fund - Class 1

American Funds Growth-Income Fund - Class 1A

American Funds Growth-Income Fund - Class 2

American Funds Growth-Income Fund - Class 4

American Funds High-Income Trust - Class 1

American Funds High-Income Trust - Class 1A

American Funds International Fund - Class 1

American Funds International Fund - Class 1A

American Funds International Fund - Class 2

American Funds International Fund - Class 4

American Funds International Growth and Income Fund - Class 1

American Funds International Growth and Income Fund - Class 1A

American Funds Managed Risk Asset Allocation Fund - Class P1

American Funds Managed Risk Asset Allocation Fund - Class P2

American Funds Managed Risk Growth Fund - Class P1

American Funds Managed Risk Growth-Income Fund - Class P1

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

American Funds Managed Risk International Fund - Class P1

American Funds Managed Risk Washington Mutual Investors Fund - Class P1

American Funds Mortgage Fund - Class 1

American Funds Mortgage Fund - Class 1A

American Funds Mortgage Fund - Class 4

American Funds New World Fund® - Class 1

American Funds New World Fund® - Class 1A

American Funds New World Fund® - Class 4

American Funds The Bond Fund of America - Class 1

American Funds The Bond Fund of America - Class 1A

American Funds U.S. Government Securities Fund - Class 1

American Funds U.S. Government Securities Fund - Class 1A

American Funds U.S. Government Securities Fund - Class 4**

American Funds Washington Mutual Investors Fund - Class 1

American Funds Washington Mutual Investors Fund - Class 1A

American Funds Washington Mutual Investors Fund - Class 4

Columbia Funds Variable Insurance Trust:

Columbia VP Strategic Income Fund - Class 1

Columbia VP Strategic Income Fund - Class 2

Columbia Funds Variable Insurance Trust II:

Columbia VP Commodity Strategy Fund - Class 1

Columbia VP Commodity Strategy Fund - Class 2

Columbia VP Emerging Markets Bond Fund - Class 1

Columbia VP Emerging Markets Bond Fund - Class 2

Delaware VIP® Trust:

Delaware VIP® Emerging Markets Series - Service Class

Delaware VIP® Emerging Markets Series - Standard Class

Delaware VIP® International Series - Standard Class

Delaware VIP® Small Cap Value Series - Service Class

Delaware VIP® Small Cap Value Series - Standard Class

Deutsche DWS Investments VIT Funds:

DWS Equity 500 Index VIP Portfolio - Class A

DWS Equity 500 Index VIP Portfolio - Class B**

DWS Small Cap Index VIP Portfolio - Class A

DWS Small Cap Index VIP Portfolio - Class B**

Deutsche DWS Variable Series II:

DWS Alternative Asset Allocation VIP Portfolio - Class A

DWS Alternative Asset Allocation VIP Portfolio - Class B

Eaton Vance Variable Trust:

Eaton Vance VT Floating-Rate Income Fund - ADV Class

Eaton Vance VT Floating-Rate Income Fund - Initial Class

Fidelity® Variable Insurance Products:

Fidelity® VIP Balanced Portfolio - Initial Class

Fidelity® VIP Balanced Portfolio - Service Class 2

Fidelity® VIP Consumer Discretionary Portfolio - Initial Class**

Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2

Fidelity® VIP Consumer Staples Portfolio - Initial Class**

Fidelity® VIP Consumer Staples Portfolio - Service Class 2

Fidelity® VIP Contrafund® Portfolio - Initial Class

Fidelity® VIP Contrafund® Portfolio - Service Class**

Fidelity® VIP Contrafund® Portfolio - Service Class 2

Fidelity® VIP Financials Portfolio - Initial Class

Fidelity® VIP Financials Portfolio - Service Class 2

Fidelity® VIP FundsManager® 50% Portfolio - Investor Class

Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2

Fidelity® VIP Growth Portfolio - Initial Class

Fidelity® VIP Growth Portfolio - Service Class**

Fidelity® VIP Growth Portfolio - Service Class 2

Fidelity® VIP Mid Cap Portfolio - Initial Class

Fidelity® VIP Mid Cap Portfolio - Service Class 2

Fidelity® VIP Overseas Portfolio - Initial Class**

Fidelity® VIP Overseas Portfolio - Service Class**

Fidelity® VIP Overseas Portfolio - Service Class 2**

Fidelity® VIP Strategic Income Portfolio - Initial Class

Fidelity® VIP Strategic Income Portfolio - Service Class 2

Fidelity® VIP Technology Portfolio - Initial Class

Fidelity® VIP Technology Portfolio - Service Class 2

First Trust Variable Insurance Trust:

First Trust Capital Strength Hedged Equity Portfolio - Class I

First Trust Capital Strength Portfolio - Class I

First Trust Capital Strength Portfolio - Class II

First Trust Dorsey Wright Tactical Core Portfolio - Class I

First Trust Dorsey Wright Tactical Core Portfolio - Class II

First Trust Growth Strength Portfolio - Class I

First Trust International Developed Capital Strength Portfolio - Class I

First Trust International Developed Capital Strength Portfolio - Class II

First Trust Multi Income Allocation Portfolio - Class I

First Trust Multi Income Allocation Portfolio - Class II

First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I

First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Franklin Templeton Variable Insurance Products Trust:

Franklin Allocation VIP Fund - Class 1**

Franklin Allocation VIP Fund - Class 4

Franklin Income VIP Fund - Class 1

Franklin Income VIP Fund - Class 2

Franklin Income VIP Fund - Class 4

Franklin Mutual Shares VIP Fund - Class 1

Franklin Mutual Shares VIP Fund - Class 2

Franklin Mutual Shares VIP Fund - Class 4

Franklin Rising Dividends VIP Fund - Class 1

Franklin Rising Dividends VIP Fund - Class 4

Franklin Small Cap Value VIP Fund - Class 1

Franklin Small Cap Value VIP Fund - Class 4

Franklin Small-Mid Cap Growth VIP Fund - Class 1

Franklin Small-Mid Cap Growth VIP Fund - Class 2**

Franklin Small-Mid Cap Growth VIP Fund - Class 4

Templeton Foreign VIP Fund - Class 1

Templeton Foreign VIP Fund - Class 4

Templeton Global Bond VIP Fund - Class 1

Templeton Global Bond VIP Fund - Class 2

Templeton Global Bond VIP Fund - Class 4

Templeton Growth VIP Fund - Class 1**

Templeton Growth VIP Fund - Class 2

Goldman Sachs Variable Insurance Trust:

Goldman Sachs VIT Government Money Market Fund - Institutional Shares

Goldman Sachs VIT Government Money Market Fund - Service Shares

Goldman Sachs VIT Large Cap Value Fund - Service Shares

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares

Hartford Series Fund, Inc.:

Hartford Capital Appreciation HLS Fund - Class IA

Hartford Capital Appreciation HLS Fund - Class IC

Ivy Variable Insurance Portfolios:

Delaware Ivy VIP Asset Strategy Portfolio - Class I

Delaware Ivy VIP Asset Strategy Portfolio - Class II

Delaware Ivy VIP Energy Portfolio - Class I

Delaware Ivy VIP Energy Portfolio - Class II

Delaware Ivy VIP High Income Portfolio - Class I

Delaware Ivy VIP High Income Portfolio - Class II

Delaware Ivy VIP Mid Cap Growth Portfolio - Class I

Delaware Ivy VIP Mid Cap Growth Portfolio - Class II

Delaware Ivy VIP Science and Technology Portfolio - Class I

Delaware Ivy VIP Science and Technology Portfolio - Class II

Delaware Ivy VIP Small Cap Growth Portfolio - Class I

Delaware Ivy VIP Small Cap Growth Portfolio - Class II

Janus Aspen Series:

Janus Henderson Balanced Portfolio - Service Shares

Janus Henderson Enterprise Portfolio - Service Shares

Janus Henderson Global Research Portfolio - Service Shares

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Aggressive Growth Portfolio - Class I

ClearBridge Variable Aggressive Growth Portfolio - Class II

ClearBridge Variable Large Cap Growth Portfolio - Class I

ClearBridge Variable Large Cap Growth Portfolio - Class II

ClearBridge Variable Mid Cap Portfolio - Class I

ClearBridge Variable Mid Cap Portfolio - Class II

Franklin Multi-Asset Variable Conservative Growth - Class I

Franklin Multi-Asset Variable Conservative Growth - Class II

Lincoln Variable Insurance Products Trust*:

Lincoln Hedged Nasdaq-100 Fund - Service Class

Lincoln Hedged Nasdaq-100 Fund 2 - Service Class

Lincoln Hedged S&P 500 Conservative Fund - Service Class

Lincoln Hedged S&P 500 Conservative Fund 2 - Service Class

Lincoln Hedged S&P 500 Fund - Service Class

Lincoln Hedged S&P 500 Fund 2 - Service Class

Lincoln Nasdaq-100 Buffer Fund Jun - Service Class

Lincoln Nasdaq-100 Buffer Fund Mar - Service Class

Lincoln Opportunistic Hedged Equity Fund - Service Class

Lincoln Opportunistic Hedged Equity Fund - Standard Class**

Lincoln S&P 500 Buffer Fund Feb - Service Class

Lincoln S&P 500 Buffer Fund May - Service Class

Lincoln S&P 500 Ultra Buffer Fund Feb - Service Class

Lincoln S&P 500 Ultra Buffer Fund May - Service Class

LVIP American Balanced Allocation Fund - Service Class

LVIP American Balanced Allocation Fund - Standard Class

LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class

LVIP American Century Select Mid Cap Managed Volatility Fund - Standard Class**

LVIP American Global Balanced Allocation Managed Risk Fund - Service Class

LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class

LVIP American Global Growth Allocation Managed Risk Fund - Service Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP American Global Growth Allocation Managed Risk Fund - Standard Class

LVIP American Global Growth Fund - Service Class II

LVIP American Global Small Capitalization Fund - Service Class II

LVIP American Growth Allocation Fund - Service Class

LVIP American Growth Allocation Fund - Standard Class

LVIP American Growth Fund - Service Class II

LVIP American Growth-Income Fund - Service Class II

LVIP American Income Allocation Fund - Standard Class

LVIP American International Fund - Service Class II

LVIP American Preservation Fund - Service Class

LVIP American Preservation Fund - Standard Class

LVIP Baron Growth Opportunities Fund - Service Class

LVIP Baron Growth Opportunities Fund - Standard Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class

LVIP BlackRock Global Allocation Fund - Service Class

LVIP BlackRock Global Allocation Fund - Standard Class

LVIP BlackRock Global Allocation Managed Risk Fund - Service Class

LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class**

LVIP BlackRock Inflation Protected Bond Fund - Service Class

LVIP BlackRock Inflation Protected Bond Fund - Standard Class

LVIP BlackRock Real Estate Fund - Service Class

LVIP BlackRock Real Estate Fund - Standard Class

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class**

LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class

LVIP Blended Mid Cap Managed Volatility Fund - Service Class

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class

LVIP Channing Small Cap Value Fund - Service Class

LVIP Channing Small Cap Value Fund - Standard Class

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class

LVIP Delaware Bond Fund - Service Class

LVIP Delaware Bond Fund - Standard Class

LVIP Delaware Diversified Floating Rate Fund - Service Class

LVIP Delaware Diversified Floating Rate Fund - Standard Class

LVIP Delaware Diversified Income Fund - Service Class

LVIP Delaware Diversified Income Fund - Standard Class

LVIP Delaware High Yield Fund - Service Class

LVIP Delaware High Yield Fund - Standard Class

LVIP Delaware Limited-Term Diversified Income Fund - Service Class

LVIP Delaware Limited-Term Diversified Income Fund - Standard Class

LVIP Delaware Mid Cap Value Fund - Service Class

LVIP Delaware Mid Cap Value Fund - Standard Class

LVIP Delaware SMID Cap Core Fund - Service Class

LVIP Delaware SMID Cap Core Fund - Standard Class

LVIP Delaware Social Awareness Fund - Service Class

LVIP Delaware Social Awareness Fund - Standard Class

LVIP Delaware U.S. Growth Fund - Service Class

LVIP Delaware U.S. Growth Fund - Standard Class

LVIP Delaware U.S. REIT Fund - Service Class

LVIP Delaware U.S. REIT Fund - Standard Class

LVIP Delaware Value Fund - Service Class

LVIP Delaware Value Fund - Standard Class

LVIP Delaware Wealth Builder Fund - Service Class

LVIP Delaware Wealth Builder Fund - Standard Class

LVIP Dimensional International Core Equity Fund - Service Class

LVIP Dimensional International Core Equity Fund - Standard Class

LVIP Dimensional International Equity Managed Volatility Fund - Service Class

LVIP Dimensional International Equity Managed Volatility Fund - Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund - Service Class

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class

LVIP Dimensional U.S. Core Equity 2 Fund - Service Class

LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class

LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class

LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class

LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class

LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class

LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Conservative Allocation Managed Risk Fund - Service Class

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class

LVIP Global Growth Allocation Managed Risk Fund - Service Class

LVIP Global Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Moderate Allocation Managed Risk Fund - Service Class

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class

LVIP Government Money Market Fund - Service Class

LVIP Government Money Market Fund - Standard Class

LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class

LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class

LVIP JPMorgan Core Bond Fund - Service Class

LVIP JPMorgan Core Bond Fund - Standard Class

LVIP JPMorgan High Yield Fund - Service Class

LVIP JPMorgan High Yield Fund - Standard Class

LVIP JPMorgan Mid Cap Value Fund - Service Class

LVIP JPMorgan Mid Cap Value Fund - Standard Class

LVIP JPMorgan Retirement Income Fund - Service Class

LVIP JPMorgan Retirement Income Fund - Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class

LVIP JPMorgan Small Cap Core Fund - Service Class

LVIP JPMorgan Small Cap Core Fund - Standard Class

LVIP JPMorgan U.S. Equity Fund - Service Class

LVIP JPMorgan U.S. Equity Fund - Standard Class

LVIP Loomis Sayles Global Growth Fund - Service Class

LVIP Loomis Sayles Global Growth Fund - Standard Class

LVIP MFS International Equity Managed Volatility Fund - Service Class

LVIP MFS International Equity Managed Volatility Fund - Standard Class**

LVIP MFS International Growth Fund - Service Class

LVIP MFS International Growth Fund - Standard Class

LVIP MFS Value Fund - Service Class

LVIP MFS Value Fund - Standard Class

LVIP Mondrian Global Income Fund - Service Class

LVIP Mondrian Global Income Fund - Standard Class

LVIP Mondrian International Value Fund - Service Class

LVIP Mondrian International Value Fund - Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class

LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class

LVIP PIMCO Low Duration Bond Fund - Service Class

LVIP PIMCO Low Duration Bond Fund - Standard Class

LVIP SSGA Bond Index Fund - Service Class

LVIP SSGA Bond Index Fund - Standard Class

LVIP SSGA Conservative Index Allocation Fund - Service Class

LVIP SSGA Conservative Index Allocation Fund - Standard Class

LVIP SSGA Emerging Markets Equity Index Fund - Service Class

LVIP SSGA Emerging Markets Equity Index Fund - Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP SSGA International Index Fund - Service Class

LVIP SSGA International Index Fund - Standard Class

LVIP SSGA International Managed Volatility Fund - Service Class

LVIP SSGA International Managed Volatility Fund - Standard Class

LVIP SSGA Large Cap Managed Volatility Fund - Service Class

LVIP SSGA Large Cap Managed Volatility Fund - Standard Class**

LVIP SSGA Mid-Cap Index Fund - Service Class

LVIP SSGA Mid-Cap Index Fund - Standard Class

LVIP SSGA Moderate Index Allocation Fund - Service Class

LVIP SSGA Moderate Index Allocation Fund - Standard Class

LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class

LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class

LVIP SSGA Nasdaq-100 Index Fund - Service Class

LVIP SSGA Nasdaq-100 Index Fund - Standard Class

LVIP SSGA S&P 500 Index Fund - Service Class

LVIP SSGA S&P 500 Index Fund - Standard Class

LVIP SSGA Short-Term Bond Index Fund - Service Class

LVIP SSGA Short-Term Bond Index Fund - Standard Class

LVIP SSGA Small-Cap Index Fund - Service Class

LVIP SSGA Small-Cap Index Fund - Standard Class

LVIP SSGA SMID Cap Managed Volatility Fund - Service Class

LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class

LVIP Structured Conservative Allocation Fund - Service Class

LVIP Structured Conservative Allocation Fund - Standard Class

LVIP Structured Moderate Allocation Fund - Service Class

LVIP Structured Moderate Allocation Fund - Standard Class

LVIP Structured Moderately Aggressive Allocation Fund - Service Class

LVIP Structured Moderately Aggressive Allocation Fund - Standard Class

LVIP T. Rowe Price 2020 Fund - Service Class

LVIP T. Rowe Price 2020 Fund - Standard Class**

LVIP T. Rowe Price 2030 Fund - Service Class

LVIP T. Rowe Price 2030 Fund - Standard Class**

LVIP T. Rowe Price 2040 Fund - Service Class

LVIP T. Rowe Price 2040 Fund - Standard Class**

LVIP T. Rowe Price Growth Stock Fund - Service Class

LVIP T. Rowe Price Growth Stock Fund - Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund - Service Class

LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class

LVIP Vanguard Bond Allocation Fund - Service Class

LVIP Vanguard Bond Allocation Fund - Standard Class

LVIP Vanguard Domestic Equity ETF Fund - Service Class

LVIP Vanguard Domestic Equity ETF Fund - Standard Class

LVIP Vanguard International Equity ETF Fund - Service Class

LVIP Vanguard International Equity ETF Fund - Standard Class

LVIP Wellington Capital Growth Fund - Service Class

LVIP Wellington Capital Growth Fund - Standard Class

LVIP Wellington SMID Cap Value Fund - Service Class

LVIP Wellington SMID Cap Value Fund - Standard Class

LVIP Western Asset Core Bond Fund - Service Class

LVIP Western Asset Core Bond Fund - Standard Class

Lord Abbett Series Fund, Inc.:

Lord Abbett Series Fund Bond Debenture Portfolio - Class VC

Lord Abbett Series Fund Developing Growth Portfolio - Class VC

Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC

Lord Abbett Series Fund Short Duration Income Portfolio - Class VC

MFS® Variable Insurance Trust:

MFS® VIT Growth Series - Initial Class

MFS® VIT Growth Series - Service Class

MFS® VIT Total Return Series - Initial Class

MFS® VIT Total Return Series - Service Class

MFS® VIT Utilities Series - Initial Class

MFS® VIT Utilities Series - Service Class

MFS® Variable Insurance Trust II:

MFS® VIT II Core Equity Portfolio - Service Class

MFS® VIT II International Intrinsic Value Portfolio - Initial Class

MFS® VIT II International Intrinsic Value Portfolio - Service Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Morgan Stanley Variable Insurance Fund, Inc. (VIF):

Morgan Stanley VIF Global Infrastructure Portfolio - Class I

Morgan Stanley VIF Global Infrastructure Portfolio - Class II

Morgan Stanley VIF Growth Portfolio - Class II

Neuberger Berman Advisers Management Trust:

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class**

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class

Northern Lights Variable Trust:

TOPS® Balanced ETF Portfolio - Service Class Shares

TOPS® Moderate Growth ETF Portfolio - Service Class Shares

PIMCO Variable Insurance Trust:

PIMCO VIT All Asset Portfolio - Advisor Class

PIMCO VIT All Asset Portfolio - Institutional Class

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class**

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class

PIMCO VIT Dynamic Bond Portfolio - Advisor Class

PIMCO VIT Dynamic Bond Portfolio - Institutional Class

PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class

PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class

Putnam Variable Trust:

Putnam VT George Putnam Balanced Fund - Class IA

Putnam VT George Putnam Balanced Fund - Class IB

Putnam VT Global Health Care Fund - Class IA

Putnam VT Global Health Care Fund - Class IB

Putnam VT Income Fund - Class IA

Putnam VT Income Fund - Class IB

Putnam VT Large Cap Value Fund - Class IA

Putnam VT Large Cap Value Fund - Class IB

Putnam VT Sustainable Future Fund - Class IA**

Putnam VT Sustainable Future Fund - Class IB

Putnam VT Sustainable Leaders Fund - Class IA

Putnam VT Sustainable Leaders Fund - Class IB

Rydex Variable Trust:

Guggenheim VT Long Short Equity

Guggenheim VT Multi-Hedge Strategies

VanEck VIP Trust:

VanEck VIP Global Resources Fund - Class S Shares

VanEck VIP Global Resources Fund - Initial Class Shares

Virtus Variable Insurance Trust:

Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares

Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares

*  Denotes an affiliate of the Company

**  Available fund with no money invested at December 31, 2023

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2023. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state, and mortality tables based on issue year. For issue years 2015 and later, the 2012 IAM Table is used. Issue years 1998 to 2014 use the A2000 individual mortality table. Issue years 1985 to 1997 use the 1983a individual mortality table. Issue years 1976 to 1985 use the 1971 individual mortality table. Tables used for issues prior to 1976 include the Code Progressive with 4-year setback table and Code 49 table.

Investment Fund Changes: During 2022, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2022, the 2022 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2022:

Lincoln Nasdaq-100 Buffer Fund Mar - Service Class	LVIP Channing Small Cap Value Fund - Service Class
Lincoln S&P 500 Buffer Fund Feb - Service Class	LVIP Channing Small Cap Value Fund - Standard Class
Lincoln S&P 500 Ultra Buffer Fund Feb - Service Class	Putnam VT Sustainable Future Fund - Class IB
LVIP BlackRock Global Allocation Fund - Service Class	Putnam VT Sustainable Leaders Fund - Class IB
LVIP BlackRock Global Allocation Fund - Standard Class

Also during 2022, the following funds changed their names:

Previous Fund Name	New Fund Name
AB VPS Global Thematic Growth Portfolio - Class A	AB VPS Sustainable Global Thematic Portfolio - Class A
AB VPS Global Thematic Growth Portfolio - Class B	AB VPS Sustainable Global Thematic Portfolio - Class B
Invesco V.I. International Growth Fund - Series I Shares	Invesco V.I. EQV International Equity Fund - Series I Shares
Invesco V.I. International Growth Fund - Series II Shares	Invesco V.I. EQV International Equity Fund - Series II Shares

Also during 2022, the following fund substitutions occurred:

Previous Fund Name	New Fund Name
BlackRock Global Allocation V.I. Fund - Class I	LVIP BlackRock Global Allocation Fund - Standard Class
BlackRock Global Allocation V.I. Fund - Class III	LVIP BlackRock Global Allocation Fund - Service Class

Also during 2022, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP BlackRock Advantage Allocation Fund - Service Class	LVIP BlackRock Global Allocation Fund - Service Class
LVIP BlackRock Advantage Allocation Fund - Standard Class	LVIP BlackRock Global Allocation Fund - Standard Class
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	LVIP BlackRock Global Allocation Fund - Service Class
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	LVIP BlackRock Global Allocation Fund - Standard Class
LVIP T. Rowe Price 2010 Fund - Service Class	LVIP JPMorgan Retirement Income Fund - Service Class
LVIP T. Rowe Price 2010 Fund - Standard Class	LVIP JPMorgan Retirement Income Fund - Standard Class

Also during 2022, the following funds ceased to be available as investment options to Variable Account contract owners:

Lincoln iShares® Fixed Income Allocation Fund - Standard Class	Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class
Lincoln iShares® Global Growth Allocation Fund - Standard Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

During 2023, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2023, the 2023 statement of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2023:

Fidelity® VIP Consumer Discretionary Portfolio - Initial Class	First Trust Growth Strength Portfolio - Class I
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	Lincoln Opportunistic Hedged Equity Fund - Service Class
Fidelity® VIP Consumer Staples Portfolio - Initial Class	Lincoln Opportunistic Hedged Equity Fund - Standard Class
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	LVIP JPMorgan Mid Cap Value Fund - Service Class
Fidelity® VIP Financials Portfolio - Initial Class	LVIP JPMorgan Mid Cap Value Fund - Standard Class
Fidelity® VIP Financials Portfolio - Service Class 2	LVIP JPMorgan Small Cap Core Fund - Service Class
Fidelity® VIP Technology Portfolio - Initial Class	LVIP JPMorgan U.S. Equity Fund - Service Class
Fidelity® VIP Technology Portfolio - Service Class 2	Putnam VT Sustainable Future Fund - Class IA
First Trust Capital Strength Hedged Equity Portfolio - Class I	Putnam VT Sustainable Leaders Fund - Class IA

Also during 2023, the Lincoln Variable Insurance Products Trust assumed the assets and liabilities of the JPMorgan Insurance Trust. The following funds were affected:

Predecessor Fund	Fund
JPMorgan Insurance Trust Core Bond Portfolio - Class 2	LVIP JPMorgan Core Bond Fund - Service Class
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	LVIP JPMorgan Core Bond Fund - Standard Class
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1	LVIP JPMorgan Small Cap Core Fund - Standard Class
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1	LVIP JPMorgan U.S. Equity Fund - Standard Class

Also during 2023, the following funds changed their names:

Previous Fund Name	New Fund Name
AB VPS Small/Mid Cap Value Portfolio - Class A	AB VPS Discovery Value Portfolio - Class A
AB VPS Small/Mid Cap Value Portfolio - Class B	AB VPS Discovery Value Portfolio - Class B
AB VPS Growth and Income Portfolio - Class A	AB VPS Relative Value Portfolio - Class A
AB VPS Growth and Income Portfolio - Class B	AB VPS Relative Value Portfolio - Class B
ALPS/Red Rocks Global Opportunity Portfolio - Class I	ALPS Global Opportunity Portfolio - Class I
ALPS/Red Rocks Global Opportunity Portfolio - Class III	ALPS Global Opportunity Portfolio - Class III
Lincoln Nasdaq-100 Buffer Fund Sep - Service Class	Lincoln Hedged Nasdaq-100 Fund - Service Class
Lincoln Nasdaq-100 Buffer Fund Dec - Service Class	Lincoln Hedged Nasdaq-100 Fund 2 - Service Class
Lincoln S&P 500 Ultra Buffer Fund Aug - Service Class	Lincoln Hedged S&P 500 Conservative Fund - Service Class
Lincoln S&P 500 Buffer Fund Aug - Service Class	Lincoln Hedged S&P 500 Fund - Service Class
LVIP BlackRock Global Real Estate Fund - Service Class	LVIP BlackRock Real Estate Fund - Service Class
LVIP BlackRock Global Real Estate Fund - Standard Class	LVIP BlackRock Real Estate Fund - Standard Class
LVIP Delaware REIT Fund - Service Class	LVIP Delaware U.S. REIT Fund - Service Class
LVIP Delaware REIT Fund - Standard Class	LVIP Delaware U.S. REIT Fund - Standard Class
LVIP SSGA Emerging Markets 100 Fund - Service Class	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class
LVIP SSGA Emerging Markets 100 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class
LVIP SSGA Developed International 150 Fund - Service Class	LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class
LVIP SSGA Developed International 150 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class
LVIP SSGA Large Cap 100 Fund - Service Class	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class
LVIP SSGA Large Cap 100 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class
LVIP Global Income Fund - Service Class	LVIP Mondrian Global Income Fund - Service Class
LVIP Global Income Fund - Standard Class	LVIP Mondrian Global Income Fund - Standard Class
LVIP SSGA Conservative Structured Allocation Fund - Service Class	LVIP Structured Conservative Allocation Fund - Service Class
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	LVIP Structured Conservative Allocation Fund - Standard Class
LVIP SSGA Moderate Structured Allocation Fund - Service Class	LVIP Structured Moderate Allocation Fund - Service Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Previous Fund Name	New Fund Name
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	LVIP Structured Moderate Allocation Fund - Standard Class
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class	LVIP Structured Moderately Aggressive Allocation Fund - Service Class
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	LVIP Structured Moderately Aggressive Allocation Fund - Standard Class

Also during 2023, the following funds ceased to be available as investment options to Variable Account contract owners:

JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	JPMorgan Insurance Trust Income Builder Portfolio - Class 2
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	Putnam VT Multi-Asset Absolute Return Fund - Class IA
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	Putnam VT Multi-Asset Absolute Return Fund - Class IB

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The ranges of rates are as follows for the fifty contract types within the Variable Account:

•  Lincoln ChoicePlus at a daily rate of .0038356% to .0086301% (1.40% to 3.15% on an annual basis).

•  Lincoln ChoicePlus Access at a daily rate of .0038356% to .0093151% (1.40% to 3.40% on an annual basis).

•  Lincoln ChoicePlus Advisory at a daily rate of .0005479% to .0060274% (.20% to 2.20% on an annual basis).

•  Lincoln ChoicePlus Assurance (Prime) at a daily rate of .0034247% to .0089041% (1.25% to 3.25% on an annual basis).

•  Lincoln ChoicePlus Assurance A Class at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis).

•  Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0075342% (.60% to 2.75% on an annual basis).

•  Lincoln ChoicePlus Assurance A Share Fee-Based at a daily rate of .0016438% to .0071233% (.60% to 2.60% on an annual basis).

  For policies issued on or after to 5/22/17 at a daily rate of .0005479% to .0061644% (.20% to 2.25% on an annual basis).

•  Lincoln ChoicePlus Assurance B Class at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis).

•  Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0089041% (1.25% to 3.25% on an annual basis).

•  Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0091781% (1.40% to 3.35% on an annual basis).

•  Lincoln ChoicePlus Assurance C Share at a daily rate of .0038356% to .0100000% (1.40% to 3.65% on an annual basis).

•  Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0100000% (1.40% to 3.65% on an annual basis).

•  Lincoln ChoicePlus Assurance Series B-Share at a daily rate of .0034247% to .0089041% (1.25% to 3.25% on an annual basis).

•  Lincoln ChoicePlus Assurance Series C-Share at a daily rate of .0038356% to .0100000% (1.40% to 3.65% on an annual basis).

•  Lincoln ChoicePlus Assurance Series L-Share at a daily rate of .0038356% to .0100000% (1.40% to 3.65% on an annual basis).

•  Lincoln ChoicePlus Bonus at a daily rate of .0038356% to .0091781% (1.40% to 3.35% on an annual basis).

•  Lincoln ChoicePlus Design 1 at a daily rate of .0030137% to .0084932% (1.10% to 3.10% on an annual basis).

•  Lincoln ChoicePlus Design 2 at a daily rate of .0030137% to .0097260% (1.10% to 3.55% on an annual basis).

•  Lincoln ChoicePlus Design 3 at a daily rate of .0030137% to .0097260% (1.10% to 3.55% on an annual basis).

•  Lincoln ChoicePlus Fusion at a daily rate of .0021918% to .0064384% (.80% to 2.35% on an annual basis).

•  Lincoln ChoicePlus Rollover at a daily rate of .0027397% to .0082192% (1.00% to 3.00% on an annual basis).

•  Lincoln ChoicePlus Select B-Share at a daily rate of .0026027% to .0082192% (.95% to 3.00% on an annual basis).

•  Lincoln ChoicePlus Signature 1 at a daily rate of .0034247% to .0089041% (1.25% to 3.25% on an annual basis).

•  Lincoln ChoicePlus Signature 2 at a daily rate of .0038356% to .0098630% (1.40% to 3.60% on an annual basis).

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

•  Lincoln ChoicePlus II at a daily rate of .0035616% to .0086301% (1.30% to 3.15% on an annual basis).

•  Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0093151% (1.40% to 3.40% on an annual basis).

•  Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0094521% (1.40% to 3.45% on an annual basis).

•  Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0091781% (1.40% to 3.35% on an annual basis).

•  Lincoln Core Income at a daily rate of .0015068% to .0031506% (.55% to 1.15% on an annual basis).

•  Lincoln InvestmentSolutions at a daily rate of .0016438% to .0071233% (.60% to 2.60% on an annual basis).

•  Lincoln InvestmentSolutions RIA at a daily rate of .0010959% to .0065753% (.40% to 2.40% on an annual basis).

•  Lincoln Investor Advantage Advisory at a daily rate of .0002739% to .0013699% (.10% to .50% on an annual basis).

•  Lincoln Investor Advantage Advisory Choice at a daily rate of .0000000% to .0011096% (.00% to .40% on an annual basis).

•  Lincoln Investor Advantage B-Share at a daily rate of .0026027% to .0041096% (.95% to 1.50% on an annual basis).

•  Lincoln Investor Advantage C-Share at a daily rate of .0034247% to .0045205% (1.25% to 1.65% on an annual basis).

•  Lincoln Investor Advantage Fee-Based at a daily rate of .0004110% to .0019178% (.15% to .70% on an annual basis).

•  Lincoln Investor Advantage RIA at a daily rate of .0006849% to .0021918% (.25% to .80% on an annual basis).

•  Lincoln Investor Advantage RIA Class at a daily rate of .0009589% to .0020548% (.35% to .75% on an annual basis).

•  Lincoln Investor Advantage Pro Advisory at a daily rate of .0002739% to .0013699% (.10% to .50% on an annual basis).

•  Lincoln Investor Advantage Pro Advisory Choice at a daily rate of .0000000% to .0011096% (.00% to .40% on an annual basis).

•  Lincoln Investor Advantage Pro B-Share at a daily rate of .0026027% to .0041096% (.95% to 1.50% on an annual basis).

•  Lincoln Investor Advantage Pro C-Share at a daily rate of .0034247% to .0045205% (1.25% to 1.65% on an annual basis).

•  Lincoln Level Advantage Access B Share at a daily rate of .0030137% to .0035616% (1.10% to 1.30% on an annual basis).

•  Lincoln Level Advantage Advisory at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis).

•  Lincoln Level Advantage Advisory Class at a daily rate of .0008219% (.30% on an annual basis).

•  Lincoln Level Advantage B Class at a daily rate of .0035616% (1.30% on an annual basis).

•  Lincoln Level Advantage B Share at a daily rate of .0030137% to .0035616% (1.10% to 1.30% on an annual basis).

•  Lincoln Level Advantage Design Advisory at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis).

•  Lincoln Level Advantage Design B Share at a daily rate of .0030137% to .0035616% (1.10% to 1.30% on an annual basis).

•  Lincoln Level Advantage Select B Share at a daily rate of .0030137% to .0035616% (1.10% to 1.30% on an annual basis).

The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2023 and 2022 were $505,388,217 and $510,139,711, respectively.

For the Lincoln ChoicePlus Assurance A Share, Lincoln ChoicePlus Assurance A Share Fee-Based and Lincoln ChoicePlus Assurance A Class products, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the Lincoln ChoicePlus Fusion product, a premium based charge or sales charge is applied on a quarterly basis over a seven year period as a percentage (.175% maximum per quarter) of all purchase payments received. For the years ending December 31, 2023 and 2022, sales charges amounted to $50,532 and $72,243, respectively.

Surrender, contract and all other charges are included within Net unit transactions on the Statements of Changes in Net Assets.

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2023, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Discovery Value Portfolio - Class A
	2023		0.35%	0.80%	$17.08	$19.18	31,780	$588,207	16.25%	16.77%	1.07%
	2022		0.35%	0.80%	15.06	16.43	34,066	539,687	-16.30%	-15.92%	1.09%
	2021		0.35%	0.80%	17.92	19.56	37,748	711,565	34.87%	35.47%	0.71%
	2020		0.35%	0.80%	13.23	14.44	68,698	935,945	2.55%	3.01%	1.19%
	2019		0.35%	0.80%	12.84	14.03	64,185	852,143	19.14%	19.68%	0.61%
AB VPS Discovery Value Portfolio - Class B
	2023		0.00%	3.30%	9.04	59.24	6,317,499	214,180,672	13.07%	16.86%	0.82%
	2022		0.00%	3.30%	12.60	51.41	6,626,036	200,014,624	-18.55%	-15.82%	0.83%
	2021		0.00%	3.30%	15.47	61.93	6,908,052	260,686,099	31.21%	35.47%	0.60%
	2020		0.10%	3.30%	11.49	46.31	6,751,352	208,398,187	-0.29%	2.95%	0.82%
	2019		0.10%	3.30%	11.83	45.57	6,383,433	200,074,400	16.01%	19.78%	0.32%
AB VPS International Value Portfolio - Class B
	2020		1.25%	1.25%	8.51	8.51	120	1,018	0.96%	0.96%	1.60%
	2019		1.25%	1.25%	8.43	8.43	123	1,034	15.33%	15.33%	0.82%
AB VPS Large Cap Growth Portfolio - Class B
	2023		1.30%	2.70%	9.20	68.00	306,631	9,806,708	31.20%	33.05%	0.00%
	2022		1.30%	2.80%	20.81	51.11	330,778	8,013,832	-30.66%	-29.61%	0.00%
	2021		1.30%	2.80%	29.71	72.61	321,645	12,375,493	25.10%	26.99%	0.00%
	2020		1.30%	2.80%	23.51	57.18	377,027	11,755,837	31.42%	33.40%	0.00%
	2019		1.30%	2.80%	17.72	42.86	402,252	9,392,883	30.66%	32.63%	0.00%
AB VPS Sustainable Global Thematic Portfolio - Class B
	2023		0.20%	3.25%	7.78	37.65	1,343,429	31,491,296	12.00%	15.47%	0.03%
	2022		0.20%	3.15%	8.46	33.15	1,489,674	31,230,397	-29.43%	-27.31%	0.00%
	2021		0.20%	3.20%	11.82	46.37	1,538,172	45,145,814	18.72%	22.20%	0.00%
	2020		0.30%	3.20%	9.82	38.54	1,585,528	38,814,294	34.67%	38.67%	0.45%
	2019		0.30%	3.20%	7.19	28.22	1,703,174	30,561,980	25.72%	29.39%	0.15%
ALPS Global Opportunity Portfolio - Class I
	2023		0.35%	0.80%	18.17	19.81	13,540	262,534	28.19%	28.77%	0.00%
	2022		0.35%	0.80%	14.18	15.39	13,918	209,812	-29.25%	-28.93%	15.34%
	2021		0.35%	0.80%	20.04	21.65	10,796	227,781	23.49%	24.04%	4.64%
	2020		0.35%	0.80%	16.23	17.46	13,185	225,476	8.69%	9.19%	11.12%
	2019		0.35%	0.80%	14.93	15.99	10,534	163,800	39.22%	39.85%	0.00%
ALPS Global Opportunity Portfolio - Class III
	2023		0.00%	1.65%	10.73	19.43	648,456	10,386,767	26.69%	28.80%	0.00%
	2022		0.00%	1.65%	10.50	15.10	825,736	10,459,261	-30.07%	-28.91%	11.85%
	2021		0.00%	1.65%	15.57	21.26	903,620	16,448,476	21.91%	23.81%	4.30%
	2020		0.10%	1.65%	12.74	17.17	927,691	13,889,927	7.46%	9.14%	11.26%
	2019		0.10%	1.65%	11.82	15.73	1,079,967	15,216,380	37.55%	39.70%	0.00%
ALPS/Alerian Energy Infrastructure Portfolio - Class I
	2023		0.35%	0.75%	12.03	14.66	193,816	2,820,856	13.39%	13.85%	4.72%
	2022		0.35%	0.40%	10.57	12.88	141,500	1,806,738	17.37%	17.43%	5.11%
	2021		0.35%	0.40%	9.01	10.97	80,817	877,960	37.70%	37.77%	2.19%
	2020		0.35%	0.40%	6.54	7.96	92,335	728,968	-25.16%	-25.12%	4.42%
	2019		0.35%	0.40%	8.74	10.63	44,988	467,521	20.26%	20.32%	2.07%
ALPS/Alerian Energy Infrastructure Portfolio - Class III
	2023		0.00%	1.65%	10.28	18.60	1,671,638	21,395,049	12.04%	13.91%	2.93%
	2022		0.00%	1.65%	9.18	16.33	2,333,678	26,304,411	15.40%	17.32%	4.21%
	2021		0.00%	1.65%	7.95	10.87	2,556,909	25,104,013	35.52%	37.63%	2.88%
	2020		0.10%	1.65%	5.87	7.90	1,400,938	9,809,663	-26.35%	-25.20%	7.01%
	2019		0.10%	1.65%	7.97	10.56	583,669	4,962,021	18.44%	20.29%	1.57%
ALPS/Stadion Core ETF Portfolio - Class I
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.11%
ALPS/Stadion Core ETF Portfolio - Class III
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.95%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
ALPS/Stadion Tactical Growth Portfolio - Class III
	2019		0.00%	0.00%	$—	$—	—	$—	0.00%	0.00%	0.32%
American Century VP Balanced Fund - Class I
	2023		0.35%	1.10%	15.50	16.14	69,235	1,108,604	15.13%	16.00%	2.15%
	2022		0.35%	1.10%	13.46	13.91	38,180	524,315	-18.17%	-17.56%	1.21%
	2021		0.35%	1.10%	16.45	16.87	39,720	663,324	14.50%	15.37%	0.69%
	2020		0.35%	1.10%	14.37	14.63	41,430	601,320	11.30%	12.13%	1.39%
	2019		0.35%	1.10%	12.91	13.04	21,589	279,986	18.54%	19.43%	1.55%
American Century VP Balanced Fund - Class II
	2023		0.00%	3.25%	9.01	16.61	9,161,476	136,107,489	12.41%	16.12%	1.69%
	2022		0.00%	3.25%	9.18	14.35	9,263,192	120,754,943	-20.12%	-17.47%	0.97%
	2021		0.00%	3.25%	12.99	17.24	9,164,751	148,045,370	11.79%	15.36%	0.47%
	2020		0.10%	3.25%	13.21	15.01	8,888,857	126,659,194	8.68%	12.16%	0.97%
	2019		0.10%	3.25%	12.22	13.43	7,659,272	98,855,604	15.74%	19.27%	1.31%
American Century VP Inflation Protection Fund - Class II
	2023		2.15%	2.15%	11.77	11.77	1,346	15,844	1.20%	1.20%	3.26%
	2022		2.15%	2.15%	11.63	11.63	1,464	17,038	-14.93%	-14.93%	4.91%
	2021		2.15%	2.15%	13.68	13.68	1,588	21,716	4.01%	4.01%	3.07%
	2020		2.15%	2.15%	13.15	13.15	1,716	22,568	7.22%	7.22%	1.33%
	2019		2.15%	2.15%	12.26	12.26	1,850	22,685	6.59%	6.59%	2.33%
American Century VP Large Company Value Fund - Class I
	2023		0.35%	2.05%	14.11	15.80	424,987	6,628,050	1.78%	3.52%	2.56%
	2022		0.35%	2.05%	13.87	15.26	433,538	6,542,106	-2.29%	-0.61%	2.10%
	2021		0.35%	2.05%	14.19	15.35	362,241	5,500,649	19.24%	21.29%	1.46%
	2020		0.35%	2.05%	11.99	12.66	352,175	4,422,020	0.74%	2.26%	1.98%
	2019		0.35%	1.85%	11.90	12.38	243,136	2,996,408	25.14%	27.03%	2.19%
American Century VP Large Company Value Fund - Class II
	2023		0.00%	3.50%	9.78	15.91	7,445,749	107,350,285	0.21%	3.78%	2.45%
	2022		0.00%	3.00%	11.67	15.35	8,046,361	113,390,220	-3.40%	-0.46%	2.01%
	2021		0.00%	3.00%	13.49	15.43	4,762,204	68,518,831	17.94%	21.41%	1.31%
	2020		0.10%	3.00%	11.44	12.71	3,741,067	44,915,364	-0.54%	2.39%	1.61%
	2019		0.10%	3.10%	11.37	12.42	3,005,353	35,860,873	23.55%	27.18%	1.92%
American Funds Asset Allocation Fund - Class 1
	2023		0.40%	1.95%	11.18	26.61	1,039,304	22,838,527	12.34%	14.09%	2.44%
	2022		0.40%	1.95%	17.16	23.37	1,098,938	21,372,184	-14.87%	-13.54%	2.15%
	2021		0.40%	1.95%	19.85	27.09	1,053,226	24,731,608	13.17%	14.94%	1.73%
	2020		0.40%	1.95%	17.27	23.61	1,119,622	23,122,488	10.54%	12.26%	1.92%
	2019		0.40%	1.95%	15.38	21.08	1,099,634	20,205,687	19.20%	21.06%	2.16%
American Funds Asset Allocation Fund - Class 1A
	2023		0.35%	1.85%	14.94	16.59	1,953,140	32,034,680	12.22%	13.92%	2.34%
	2022		0.35%	1.85%	13.31	14.56	1,839,067	26,532,150	-15.02%	-13.74%	2.14%
	2021		0.35%	1.85%	15.67	16.88	1,432,276	24,074,567	13.02%	14.73%	1.91%
	2020		0.35%	1.85%	13.86	14.72	989,334	14,485,246	10.37%	12.04%	1.83%
	2019		0.35%	1.85%	12.56	13.14	814,765	10,654,834	18.97%	20.77%	2.13%
American Funds Asset Allocation Fund - Class 4
	2023		0.00%	1.65%	10.42	18.84	17,818,139	266,135,120	12.16%	14.02%	2.01%
	2022		0.00%	1.65%	9.29	16.58	18,624,173	248,941,509	-15.08%	-13.66%	1.70%
	2021		0.00%	1.65%	12.51	19.26	17,644,983	282,327,497	12.96%	14.84%	1.45%
	2020		0.00%	1.65%	12.32	16.82	14,431,809	211,800,551	10.32%	12.05%	1.45%
	2019		0.10%	1.65%	11.14	15.04	14,427,833	197,384,725	18.95%	20.80%	1.86%
American Funds Capital Income Builder® - Class 1
	2023		0.40%	0.90%	14.41	15.12	65,983	991,879	8.30%	8.84%	3.16%
	2022		0.40%	0.90%	13.31	13.90	73,461	1,014,648	-7.73%	-7.27%	3.06%
	2021		0.40%	0.90%	14.42	14.98	74,402	1,109,466	14.28%	14.85%	2.97%
	2020		0.40%	0.90%	12.62	13.05	77,855	1,011,610	3.71%	4.23%	3.13%
	2019		0.40%	0.90%	12.17	12.52	89,180	1,113,033	17.10%	17.69%	3.16%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Capital Income Builder® - Class 1A
	2023		0.35%	1.85%	$13.09	$14.53	694,734	$10,014,239	7.01%	8.63%	2.94%
	2022		0.35%	1.85%	12.23	13.38	707,096	9,393,227	-8.76%	-7.38%	2.83%
	2021		0.35%	1.85%	13.40	14.44	633,626	9,093,355	12.84%	14.55%	2.86%
	2020		0.35%	1.85%	12.24	12.61	487,347	6,114,017	3.24%	4.02%	2.93%
	2019		0.35%	1.10%	11.85	12.12	471,656	5,697,611	16.61%	17.48%	2.95%
American Funds Capital Income Builder® - Class 4
	2023		0.00%	1.65%	10.68	14.84	4,408,534	56,908,544	6.98%	8.76%	2.73%
	2022		0.00%	1.65%	9.99	13.66	4,338,420	52,269,332	-8.89%	-7.37%	2.56%
	2021		0.00%	1.65%	12.26	14.76	4,212,800	55,737,245	12.81%	14.68%	2.52%
	2020		0.00%	1.65%	11.12	12.88	3,891,761	45,738,644	2.41%	4.01%	2.62%
	2019		0.10%	1.65%	10.83	12.38	4,226,743	48,420,144	15.69%	17.50%	2.67%
American Funds Capital World Bond Fund - Class 1
	2023		0.60%	2.15%	8.52	10.37	237,645	2,380,236	4.12%	5.75%	0.00%
	2022		0.60%	2.15%	8.19	9.80	251,610	2,389,808	-19.19%	-17.93%	0.30%
	2021		0.60%	2.15%	10.13	11.95	256,077	2,971,792	-6.75%	-5.30%	1.94%
	2020		0.60%	2.15%	10.86	12.61	245,126	3,011,504	7.83%	9.51%	1.42%
	2019		0.60%	2.15%	10.08	11.52	270,386	3,042,027	5.78%	7.43%	1.83%
American Funds Capital World Bond Fund - Class 1A
	2023		0.40%	0.90%	9.76	10.10	145,173	1,453,363	5.16%	5.68%	0.00%
	2022		0.40%	0.90%	9.28	9.56	140,596	1,333,647	-18.43%	-18.02%	0.22%
	2021		0.40%	0.90%	11.37	11.66	132,018	1,529,656	-5.73%	-5.26%	2.26%
	2020		0.40%	0.90%	12.07	12.26	56,389	690,555	8.90%	9.34%	1.38%
	2019		0.50%	0.90%	11.15	11.21	39,652	444,358	7.00%	7.22%	1.63%
American Funds Capital World Growth and Income Fund - Class 1
	2023		0.60%	1.90%	22.41	26.41	58,858	1,505,968	18.94%	20.49%	2.14%
	2022		0.60%	1.90%	18.85	21.92	63,157	1,335,132	-18.70%	-17.63%	2.60%
	2021		0.60%	1.90%	23.18	26.61	64,952	1,668,026	12.87%	14.34%	1.85%
	2020		0.60%	1.90%	20.54	23.28	68,263	1,536,873	6.98%	8.38%	1.49%
	2019		0.60%	1.90%	19.20	21.48	75,278	1,571,104	28.92%	30.60%	2.17%
American Funds Capital World Growth and Income Fund - Class 1A
	2023		0.40%	0.90%	17.28	17.89	306,487	5,436,095	19.79%	20.39%	1.94%
	2022		0.40%	0.70%	14.60	14.86	311,647	4,600,407	-17.87%	-17.62%	2.42%
	2021		0.40%	0.70%	17.77	18.04	318,236	5,712,399	13.91%	14.26%	2.27%
	2020		0.40%	0.70%	15.60	15.79	151,028	2,375,561	8.01%	8.34%	1.44%
	2019		0.40%	0.70%	14.45	14.53	130,018	1,889,440	30.13%	30.39%	2.30%
American Funds Global Balanced Fund - Class 1
	2023		0.60%	1.90%	16.72	19.71	18,211	354,047	11.90%	13.37%	1.88%
	2022		0.60%	1.90%	14.95	17.38	20,105	345,175	-15.94%	-14.84%	0.00%
	2021		0.60%	1.90%	17.78	20.41	17,274	347,920	8.96%	10.38%	1.19%
	2020		0.60%	1.90%	18.41	18.49	44,432	815,403	9.82%	9.87%	1.39%
	2019		0.60%	0.65%	16.76	16.83	42,469	711,904	20.00%	20.06%	1.71%
American Funds Global Balanced Fund - Class 1A
	2023		0.50%	1.85%	14.03	15.42	147,548	2,265,384	11.68%	13.20%	1.66%
	2022		0.50%	1.85%	12.57	13.62	156,292	2,120,996	-16.13%	-14.99%	0.00%
	2021		0.50%	1.85%	14.98	16.02	208,680	3,335,106	8.80%	10.28%	1.10%
	2020		0.50%	1.85%	13.77	14.53	162,633	2,358,492	8.23%	9.70%	1.13%
	2019		0.50%	1.85%	13.01	13.25	171,664	2,270,504	19.22%	19.93%	1.29%
American Funds Global Growth Fund - Class 1
	2023		0.40%	1.95%	24.01	49.26	44,670	1,414,503	20.53%	22.41%	1.11%
	2022		0.40%	1.95%	19.69	40.32	51,302	1,342,486	-26.00%	-24.84%	0.77%
	2021		0.40%	1.95%	26.31	53.75	75,289	2,837,499	14.47%	16.26%	0.59%
	2020		0.40%	1.95%	22.72	46.33	78,530	2,517,988	28.26%	30.26%	0.58%
	2019		0.40%	1.95%	17.51	35.64	95,290	2,477,551	32.99%	35.07%	1.39%
American Funds Global Growth Fund - Class 1A
	2023		0.35%	2.05%	19.30	21.73	739,917	15,842,254	20.11%	22.17%	0.93%
	2022		0.35%	2.05%	16.07	17.79	732,861	12,866,548	-26.27%	-25.00%	0.70%
	2021		0.35%	2.05%	21.79	23.72	700,949	16,444,653	14.09%	16.04%	0.38%
	2020		0.35%	2.05%	19.10	20.44	515,212	10,430,259	27.84%	30.03%	0.37%
	2019		0.35%	2.05%	15.03	15.72	420,030	6,560,863	32.74%	34.74%	1.22%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Global Growth Fund - Class 2
	2023		0.60%	3.45%	$8.44	$49.08	6,275,009	$238,820,729	18.45%	21.87%	0.88%
	2022		0.60%	3.45%	14.56	40.56	6,939,614	228,027,397	-27.29%	-25.19%	0.66%
	2021		0.60%	3.45%	20.03	54.60	7,145,108	331,592,236	12.47%	15.72%	0.33%
	2020		0.60%	3.45%	17.81	47.51	8,121,738	328,767,271	26.04%	29.69%	0.35%
	2019		0.60%	3.45%	14.13	36.89	9,402,590	296,684,633	30.69%	34.47%	1.08%
American Funds Global Growth Fund - Class 4
	2023		0.00%	1.65%	9.40	24.00	6,499,381	115,580,738	20.29%	22.29%	0.72%
	2022		0.00%	1.65%	7.79	19.69	6,283,728	93,630,152	-26.15%	-24.92%	0.44%
	2021		0.00%	1.65%	13.51	26.30	5,973,967	124,611,582	14.24%	16.14%	0.21%
	2020		0.00%	1.65%	14.67	22.71	4,705,276	89,354,404	28.04%	30.04%	0.15%
	2019		0.10%	1.65%	11.42	17.50	4,428,445	67,752,680	32.67%	34.74%	1.00%
American Funds Global Small Capitalization Fund - Class 1
	2023		0.40%	1.85%	16.58	33.69	52,294	1,245,387	14.32%	15.99%	0.49%
	2022		0.40%	1.85%	14.35	29.10	52,793	1,096,232	-30.67%	-29.65%	0.00%
	2021		0.40%	1.85%	20.48	41.46	55,839	1,645,115	5.02%	6.55%	0.00%
	2020		0.40%	1.85%	19.30	38.99	57,975	1,593,283	27.66%	29.53%	0.21%
	2019		0.40%	1.90%	14.96	30.16	63,858	1,426,291	29.36%	31.32%	0.39%
American Funds Global Small Capitalization Fund - Class 1A
	2023		0.35%	0.90%	15.42	16.03	296,625	4,703,616	15.11%	15.74%	0.25%
	2022		0.35%	0.90%	13.40	13.85	291,450	3,998,276	-30.18%	-29.79%	0.00%
	2021		0.35%	0.90%	19.19	19.72	253,575	4,963,838	5.77%	6.36%	0.00%
	2020		0.35%	0.90%	18.25	18.55	57,833	1,066,841	28.75%	29.27%	0.15%
	2019		0.35%	0.75%	14.17	14.35	39,157	560,250	30.58%	31.10%	0.23%
American Funds Global Small Capitalization Fund - Class 2
	2023		0.60%	3.30%	7.07	49.80	10,706,562	274,818,026	12.40%	15.48%	0.26%
	2022		0.60%	3.15%	13.10	43.53	11,538,030	263,830,432	-31.74%	-29.98%	0.00%
	2021		0.60%	3.15%	19.19	62.84	10,681,342	364,736,293	3.43%	6.11%	0.00%
	2020		0.60%	3.15%	18.55	59.98	12,394,754	400,773,897	25.70%	28.94%	0.17%
	2019		0.60%	3.15%	14.76	47.10	14,687,683	370,661,349	27.44%	30.73%	0.15%
American Funds Global Small Capitalization Fund - Class 4
	2023		0.00%	1.65%	7.52	16.62	2,496,234	33,888,021	13.89%	15.79%	0.03%
	2022		0.00%	1.65%	6.58	14.37	2,094,086	25,058,853	-30.84%	-29.69%	0.00%
	2021		0.00%	1.65%	13.32	20.48	1,968,659	34,450,040	4.68%	6.43%	0.00%
	2020		0.00%	1.65%	13.89	19.30	1,438,941	24,502,816	27.27%	29.26%	0.13%
	2019		0.10%	1.65%	10.88	14.96	1,468,651	19,936,374	29.10%	31.11%	0.01%
American Funds Growth Fund - Class 1
	2023		0.40%	2.25%	9.07	79.37	125,899	6,878,384	35.72%	38.26%	0.61%
	2022		0.40%	2.25%	22.58	57.52	148,280	6,155,475	-31.32%	-30.04%	0.57%
	2021		0.40%	2.25%	37.66	82.39	156,069	9,445,804	19.70%	21.81%	0.44%
	2020		0.40%	2.15%	31.04	67.77	197,631	9,634,841	49.22%	51.85%	0.55%
	2019		0.40%	2.15%	20.52	44.72	271,461	9,338,393	28.32%	30.59%	0.89%
American Funds Growth Fund - Class 1A
	2023		0.35%	2.05%	25.53	28.75	1,897,805	54,060,215	35.66%	37.98%	0.39%
	2022		0.35%	2.05%	18.82	20.84	1,889,684	38,976,277	-31.36%	-30.18%	0.43%
	2021		0.35%	2.05%	27.42	29.84	1,800,983	53,310,366	19.51%	21.56%	0.33%
	2020		0.35%	2.05%	23.13	24.55	1,141,537	27,810,972	49.29%	51.55%	0.43%
	2019		0.35%	1.85%	15.49	16.20	1,107,759	17,858,910	28.39%	30.33%	0.88%
American Funds Growth Fund - Class 2
	2023		0.60%	3.55%	8.82	83.04	24,782,733	1,345,359,592	33.66%	37.65%	0.36%
	2022		0.60%	3.45%	17.97	61.08	26,737,864	1,143,960,232	-32.32%	-30.36%	0.32%
	2021		0.60%	3.45%	26.56	88.81	26,676,493	1,768,484,011	17.86%	21.26%	0.21%
	2020		0.60%	3.45%	22.53	74.16	31,350,897	1,733,105,964	46.95%	51.17%	0.32%
	2019		0.60%	3.45%	15.33	49.67	38,306,738	1,416,333,512	26.35%	29.99%	0.73%
American Funds Growth Fund - Class 4
	2023		0.00%	1.65%	10.43	36.14	21,061,039	487,372,200	35.88%	38.14%	0.17%
	2022		0.00%	1.65%	7.68	26.24	19,362,900	336,311,901	-31.26%	-30.11%	0.11%
	2021		0.00%	1.65%	15.08	37.67	16,481,366	437,753,534	19.69%	21.68%	0.06%
	2020		0.00%	1.65%	17.56	31.05	12,416,995	296,951,326	49.23%	51.56%	0.20%
	2019		0.10%	1.65%	11.73	20.53	10,917,149	185,182,775	28.31%	30.31%	0.60%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Growth-Income Fund - Class 1
	2023		0.40%	1.90%	$26.98	$56.85	66,537	$2,787,644	24.09%	25.96%	1.56%
	2022		0.40%	1.90%	21.42	45.22	75,870	2,557,467	-17.86%	-16.62%	1.51%
	2021		0.40%	1.90%	25.69	54.35	80,134	3,288,497	22.08%	23.92%	1.28%
	2020		0.40%	1.90%	20.73	43.94	99,943	3,474,571	11.67%	13.36%	1.42%
	2019		0.40%	1.90%	18.29	38.84	185,596	6,371,454	24.08%	25.95%	1.80%
American Funds Growth-Income Fund - Class 1A
	2023		0.35%	2.05%	19.09	21.50	1,662,081	35,398,741	23.57%	25.68%	1.39%
	2022		0.35%	2.05%	15.45	17.11	1,662,452	28,204,187	-18.18%	-16.78%	1.34%
	2021		0.35%	2.05%	18.89	20.56	1,571,651	32,073,184	21.58%	23.65%	1.34%
	2020		0.35%	2.05%	15.66	16.62	961,175	15,869,990	11.46%	13.15%	1.53%
	2019		0.35%	1.85%	14.05	14.69	744,729	10,886,758	23.83%	25.70%	1.89%
American Funds Growth-Income Fund - Class 2
	2023		0.60%	3.55%	9.83	54.39	38,624,856	1,530,252,886	21.74%	25.38%	1.34%
	2022		0.60%	3.45%	14.84	43.92	43,115,988	1,417,480,260	-19.33%	-16.99%	1.25%
	2021		0.60%	3.45%	18.40	53.58	46,718,619	1,937,644,819	19.89%	23.35%	1.09%
	2020		0.60%	3.45%	15.34	43.98	54,356,601	1,840,036,011	9.69%	12.87%	1.35%
	2019		0.60%	3.45%	13.99	39.46	60,288,517	1,826,193,558	21.86%	25.38%	1.63%
American Funds Growth-Income Fund - Class 4
	2023		0.00%	1.65%	11.86	25.96	17,006,939	309,781,612	23.77%	25.82%	1.23%
	2022		0.00%	1.65%	9.58	20.69	15,783,624	234,916,553	-18.07%	-16.71%	1.12%
	2021		0.00%	1.65%	13.69	24.92	13,663,190	255,625,285	21.77%	23.80%	1.01%
	2020		0.00%	1.65%	12.76	20.19	10,521,302	169,967,904	11.39%	13.13%	1.21%
	2019		0.10%	1.65%	11.42	17.88	9,227,140	138,659,193	23.79%	25.73%	1.62%
American Funds High-Income Trust - Class 1
	2023		0.60%	1.90%	14.62	17.23	79,451	1,332,580	10.57%	12.01%	7.06%
	2022		0.60%	1.90%	13.22	15.38	89,740	1,349,458	-10.73%	-9.56%	7.12%
	2021		0.60%	1.90%	14.81	17.01	112,696	1,879,396	6.69%	8.09%	4.44%
	2020		0.60%	1.90%	13.88	15.74	111,432	1,719,537	6.17%	7.56%	8.50%
	2019		0.60%	1.90%	13.08	14.63	125,829	1,811,097	10.72%	12.17%	6.52%
American Funds High-Income Trust - Class 1A
	2023		0.40%	2.05%	12.06	13.53	196,845	2,611,590	10.12%	11.95%	8.09%
	2022		0.40%	2.05%	10.95	12.08	107,189	1,262,357	-11.13%	-9.65%	7.66%
	2021		0.40%	2.05%	12.32	13.37	111,336	1,456,294	6.22%	7.99%	4.62%
	2020		0.40%	2.05%	11.69	12.38	82,399	997,819	5.97%	7.51%	9.15%
	2019		0.40%	1.85%	11.03	11.52	63,140	714,767	10.55%	12.16%	6.57%
American Funds International Fund - Class 1
	2023		0.40%	1.90%	13.09	22.49	196,908	3,087,119	13.93%	15.66%	1.59%
	2022		0.40%	1.90%	11.36	19.49	194,521	2,641,954	-22.07%	-20.89%	2.00%
	2021		0.40%	1.90%	14.42	24.68	197,710	3,385,811	-3.09%	-1.63%	2.61%
	2020		0.40%	2.25%	13.60	25.14	206,280	3,635,678	11.73%	13.82%	0.83%
	2019		0.40%	2.25%	12.18	22.13	338,987	6,135,817	20.47%	22.72%	1.66%
American Funds International Fund - Class 1A
	2023		0.35%	2.05%	12.34	13.90	874,925	12,059,146	13.50%	15.45%	1.33%
	2022		0.35%	2.05%	10.87	12.04	872,186	10,424,050	-22.41%	-21.07%	1.86%
	2021		0.35%	2.05%	14.01	15.25	774,755	11,746,161	-3.47%	-1.81%	2.66%
	2020		0.35%	2.05%	14.52	15.54	636,791	9,848,169	11.64%	13.56%	0.75%
	2019		0.35%	2.05%	13.08	13.68	515,537	7,027,247	20.64%	22.47%	1.63%
American Funds International Fund - Class 2
	2023		0.60%	3.30%	8.11	32.33	21,521,844	421,500,056	12.08%	15.15%	1.29%
	2022		0.60%	3.30%	9.30	28.27	23,521,687	411,907,949	-23.36%	-21.26%	1.72%
	2021		0.60%	3.30%	12.11	36.16	24,052,896	555,485,504	-4.69%	-2.09%	2.36%
	2020		0.60%	3.30%	12.68	37.19	26,341,075	625,565,430	10.27%	13.23%	0.66%
	2019		0.65%	3.30%	11.47	33.06	28,646,295	605,722,874	18.89%	22.09%	1.41%
American Funds International Fund - Class 4
	2023		0.00%	1.65%	7.99	14.01	5,548,891	61,486,834	13.67%	15.56%	1.12%
	2022		0.00%	1.65%	7.03	12.13	5,369,316	52,793,650	-22.32%	-21.02%	1.58%
	2021		0.00%	1.65%	10.89	15.38	4,951,091	62,830,736	-3.32%	-1.71%	2.41%
	2020		0.00%	1.65%	11.23	15.66	4,167,295	55,421,067	11.80%	13.55%	0.43%
	2019		0.10%	1.65%	10.01	13.79	4,110,408	49,361,239	20.66%	22.55%	1.33%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds International Growth and Income Fund - Class 1
	2023		0.60%	2.15%	$13.32	$16.20	53,845	$817,128	13.61%	15.39%	2.69%
	2022		0.60%	2.15%	11.72	14.04	58,853	775,406	-16.81%	-15.51%	2.71%
	2021		0.60%	2.15%	14.09	16.61	63,625	1,003,507	3.40%	5.01%	2.10%
	2020		0.60%	2.25%	11.53	15.82	87,483	1,321,659	3.87%	5.60%	1.54%
	2019		0.60%	2.25%	11.10	14.98	123,565	1,798,773	20.32%	22.32%	2.65%
American Funds International Growth and Income Fund - Class 1A
	2023		0.50%	2.05%	12.77	14.23	208,690	2,956,065	13.57%	15.35%	2.80%
	2022		0.50%	2.05%	11.25	12.34	188,405	2,315,244	-17.03%	-15.73%	3.07%
	2021		0.50%	2.05%	13.56	14.64	213,991	3,126,291	3.25%	4.86%	3.76%
	2020		0.50%	2.05%	13.23	13.96	100,726	1,403,975	4.04%	5.45%	1.86%
	2019		0.50%	1.85%	12.72	13.24	43,432	573,714	20.51%	22.15%	2.62%
American Funds Managed Risk Asset Allocation Fund - Class P1
	2023		0.50%	2.05%	10.68	18.76	508,563	7,277,219	8.27%	9.96%	2.15%
	2022		0.50%	1.85%	13.30	17.08	496,178	6,643,164	-15.33%	-14.18%	2.46%
	2021		0.50%	1.85%	15.50	19.94	461,758	7,250,348	10.75%	12.25%	1.81%
	2020		0.50%	1.85%	13.81	17.79	378,377	5,316,558	4.16%	5.57%	1.57%
	2019		0.50%	1.85%	13.08	16.87	157,224	2,173,822	16.08%	17.66%	0.27%
American Funds Managed Risk Asset Allocation Fund - Class P2
	2023		1.30%	2.90%	10.73	16.97	7,444,008	123,962,436	7.08%	8.81%	1.83%
	2022		1.30%	2.90%	11.18	15.59	8,155,720	125,010,890	-16.43%	-15.08%	2.18%
	2021		1.30%	2.90%	13.38	18.36	8,706,755	157,441,858	9.29%	11.05%	1.35%
	2020		1.30%	2.90%	12.24	16.54	9,422,340	153,669,364	2.86%	4.51%	1.51%
	2019		1.30%	2.90%	11.90	15.82	9,379,628	146,541,365	14.61%	16.46%	2.33%
American Funds Managed Risk Growth Fund - Class P1
	2023		0.50%	2.05%	11.09	23.93	267,767	5,687,823	21.26%	23.15%	0.61%
	2022		0.50%	1.85%	17.16	19.45	237,407	4,096,971	-26.01%	-25.00%	1.72%
	2021		0.50%	1.85%	22.92	25.96	231,720	5,380,840	11.01%	12.51%	0.92%
	2020		0.50%	1.85%	20.41	23.09	233,523	4,822,948	30.03%	31.79%	0.76%
	2019		0.50%	1.85%	15.52	17.54	120,112	1,894,399	19.77%	21.40%	1.41%
American Funds Managed Risk Growth-Income Fund - Class P1
	2023		0.50%	1.85%	11.08	17.62	101,282	1,744,777	14.04%	15.59%	1.62%
	2022		0.50%	1.70%	14.60	15.43	102,823	1,532,015	-18.15%	-17.16%	2.22%
	2021		0.50%	1.70%	17.65	18.85	87,815	1,590,752	13.37%	14.74%	1.39%
	2020		0.50%	1.70%	15.80	16.62	62,617	989,240	8.00%	9.30%	2.18%
	2019		0.50%	1.70%	14.46	15.39	26,914	390,065	17.13%	18.54%	0.76%
American Funds Managed Risk International Fund - Class P1
	2023		0.50%	2.05%	9.19	11.65	159,471	1,817,083	4.20%	5.83%	1.62%
	2022		0.50%	1.85%	8.92	11.01	155,537	1,653,984	-16.82%	-15.69%	3.74%
	2021		0.50%	1.85%	10.73	13.06	133,410	1,683,709	-5.68%	-4.39%	0.81%
	2020		0.50%	1.85%	11.37	13.66	106,533	1,404,385	1.24%	2.62%	1.75%
	2019		0.50%	1.85%	11.23	13.31	44,650	553,978	15.75%	17.32%	1.75%
American Funds Managed Risk Washington Mutual Investors Fund - Class P1
	2023		0.50%	2.05%	11.62	16.94	171,714	2,517,450	7.80%	9.49%	2.16%
	2022		0.50%	1.90%	13.35	15.48	193,829	2,598,921	-10.64%	-9.38%	4.83%
	2021		0.50%	1.90%	14.73	17.10	153,886	2,299,890	15.24%	16.87%	2.01%
	2020		0.50%	1.90%	12.60	14.65	107,317	1,385,543	-2.80%	-1.43%	2.38%
	2019		0.50%	1.90%	12.78	14.87	49,224	664,350	12.05%	13.57%	2.01%
American Funds Mortgage Fund - Class 1
	2023		0.40%	1.70%	10.09	11.52	41,259	433,052	2.28%	3.62%	3.56%
	2022		0.40%	1.70%	9.86	11.14	50,134	519,556	-11.28%	-10.12%	1.39%
	2021		0.40%	1.70%	11.12	12.43	56,515	654,844	-2.00%	-0.71%	0.71%
	2020		0.40%	1.70%	11.34	12.55	52,841	622,370	5.17%	6.55%	1.54%
	2019		0.40%	1.70%	10.79	11.81	48,507	538,369	3.52%	4.88%	2.54%
American Funds Mortgage Fund - Class 1A
	2023		0.35%	1.10%	9.80	10.33	183,353	1,876,261	2.58%	3.36%	4.06%
	2022		0.35%	0.90%	9.67	9.99	166,907	1,656,078	-10.83%	-10.34%	2.06%
	2021		0.35%	0.90%	10.84	11.14	200,104	2,217,056	-1.36%	-0.82%	0.74%
	2020		0.35%	0.90%	11.06	11.24	103,784	1,160,488	5.83%	6.26%	1.72%
	2019		0.35%	0.75%	10.45	10.57	45,715	482,435	4.30%	4.72%	2.04%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Mortgage Fund - Class 4
	2023		0.00%	1.65%	$9.25	$10.38	701,833	$6,841,677	1.81%	3.51%	3.53%
	2022		0.00%	1.65%	8.94	10.36	755,130	7,204,085	-11.63%	-10.16%	1.90%
	2021		0.00%	1.65%	10.43	11.56	645,155	6,933,462	-2.40%	-0.88%	0.26%
	2020		0.10%	1.65%	10.69	11.13	606,351	6,648,927	4.64%	6.28%	1.07%
	2019		0.10%	1.65%	10.21	10.56	451,045	4,702,349	3.09%	4.70%	2.26%
American Funds New World Fund® - Class 1
	2023		0.40%	2.15%	13.98	17.00	180,123	2,894,728	13.75%	15.76%	1.67%
	2022		0.40%	2.15%	12.29	14.72	203,621	2,841,837	-23.52%	-22.17%	1.59%
	2021		0.40%	2.15%	16.07	18.95	198,885	3,578,414	2.92%	4.74%	1.07%
	2020		0.40%	2.15%	15.61	18.12	230,350	3,963,286	21.26%	23.40%	0.25%
	2019		0.40%	2.15%	12.87	14.72	296,755	4,187,579	26.72%	28.95%	1.14%
American Funds New World Fund® - Class 1A
	2023		0.35%	0.90%	15.48	16.09	608,599	9,718,229	14.94%	15.58%	1.52%
	2022		0.35%	0.90%	13.47	13.92	577,633	7,986,002	-22.79%	-22.36%	1.33%
	2021		0.35%	0.90%	17.44	17.93	562,307	10,032,282	3.96%	4.53%	0.83%
	2020		0.35%	0.90%	16.88	17.15	345,025	5,900,684	22.70%	23.19%	0.13%
	2019		0.35%	0.75%	13.76	13.92	260,941	3,624,935	28.15%	28.66%	1.14%
American Funds New World Fund® - Class 4
	2023		0.00%	1.65%	8.19	16.04	4,403,159	56,618,057	13.78%	15.67%	1.30%
	2022		0.00%	1.65%	7.19	13.88	3,923,137	44,517,485	-23.53%	-22.25%	1.11%
	2021		0.00%	1.65%	12.61	17.87	3,776,566	56,215,439	2.92%	4.63%	0.67%
	2020		0.00%	1.65%	12.98	17.10	3,072,593	45,215,404	21.28%	23.17%	0.04%
	2019		0.10%	1.65%	10.67	13.88	3,084,884	37,548,744	26.71%	28.69%	0.81%
American Funds The Bond Fund of America - Class 1
	2023		0.60%	2.25%	9.77	12.54	509,298	6,183,339	2.86%	4.58%	3.68%
	2022		0.60%	2.25%	9.50	11.99	526,323	6,171,989	-14.21%	-12.79%	3.10%
	2021		0.60%	2.25%	11.07	13.75	578,672	7,791,562	-2.36%	-0.74%	1.67%
	2020		0.60%	2.25%	11.34	13.85	528,521	7,187,090	7.51%	9.30%	2.29%
	2019		0.60%	2.25%	10.55	12.67	558,051	6,957,268	7.26%	9.05%	2.83%
American Funds The Bond Fund of America - Class 1A
	2023		0.40%	2.05%	8.74	10.97	1,433,215	15,515,410	2.76%	4.47%	3.86%
	2022		0.40%	2.05%	9.51	10.50	961,825	9,965,248	-14.27%	-12.84%	3.20%
	2021		0.40%	2.05%	11.10	12.05	937,440	11,165,352	-2.38%	-0.75%	1.63%
	2020		0.40%	2.05%	11.37	12.14	659,682	7,917,809	7.45%	9.24%	2.33%
	2019		0.40%	2.05%	10.64	11.11	490,693	5,397,755	7.35%	8.92%	3.05%
American Funds U.S. Government Securities Fund - Class 1
	2023		0.60%	1.90%	9.86	11.61	20,605	228,957	1.27%	2.59%	3.16%
	2022		0.60%	1.05%	10.74	11.32	30,060	330,374	-11.68%	-11.28%	3.69%
	2021		0.60%	1.05%	12.16	12.76	25,994	329,712	-1.48%	-1.04%	0.98%
	2020		0.60%	1.05%	12.53	12.89	23,509	301,397	9.11%	9.43%	2.20%
	2019		0.60%	1.70%	10.72	11.78	14,558	167,785	3.91%	5.06%	1.87%
American Funds U.S. Government Securities Fund - Class 1A
	2023		0.40%	1.85%	8.57	10.49	459,340	4,739,052	1.00%	2.47%	3.93%
	2022		0.40%	1.85%	9.39	10.24	383,925	3,868,467	-12.56%	-11.28%	3.74%
	2021		0.40%	1.85%	10.74	11.54	408,297	4,653,756	-2.48%	-1.05%	1.48%
	2020		0.40%	1.85%	11.01	11.62	310,953	3,584,298	7.73%	9.20%	1.93%
	2019		0.50%	1.85%	10.22	10.64	233,398	2,463,841	3.48%	4.89%	2.44%
American Funds Washington Mutual Investors Fund - Class 1
	2023		0.40%	2.25%	10.62	35.23	105,314	3,048,691	15.04%	17.19%	1.95%
	2022		0.40%	2.25%	17.27	30.13	178,208	3,901,245	-10.32%	-8.65%	2.12%
	2021		0.40%	2.25%	19.26	33.04	174,157	4,662,906	25.27%	27.60%	1.66%
	2020		0.40%	2.25%	15.37	25.95	191,706	4,075,784	6.62%	8.61%	1.98%
	2019		0.40%	2.25%	14.42	23.94	201,616	3,989,698	18.96%	21.18%	2.27%
American Funds Washington Mutual Investors Fund - Class 1A
	2023		0.35%	1.85%	16.74	18.59	1,178,135	21,727,445	15.14%	16.88%	1.62%
	2022		0.35%	1.85%	14.54	15.90	1,109,318	17,524,487	-10.13%	-8.77%	1.70%
	2021		0.35%	2.05%	16.02	17.43	1,084,758	18,789,114	25.11%	27.25%	1.75%
	2020		0.35%	2.05%	12.80	13.70	785,859	10,651,917	6.59%	8.41%	2.06%
	2019		0.35%	2.05%	12.08	12.64	642,137	8,070,736	19.13%	20.93%	2.57%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Washington Mutual Investors Fund - Class 4
	2023		0.00%	1.65%	$12.25	$23.28	7,331,230	$122,949,885	15.06%	16.97%	1.77%
	2022		0.00%	1.65%	10.73	19.96	6,551,814	96,644,860	-10.18%	-8.69%	1.83%
	2021		0.00%	1.65%	14.25	21.93	5,752,768	96,471,478	25.43%	27.51%	1.39%
	2020		0.00%	1.65%	11.50	17.25	4,349,925	61,597,418	6.70%	8.36%	1.73%
	2019		0.10%	1.65%	10.75	15.95	3,313,216	46,599,969	19.05%	20.91%	2.08%
BlackRock Global Allocation V.I. Fund - Class I
	2021		0.35%	1.90%	15.56	24.74	386,033	6,754,231	4.67%	6.30%	0.96%
	2020		0.35%	1.90%	14.85	23.33	336,543	5,626,458	18.73%	20.59%	1.47%
	2019		0.35%	1.90%	12.34	19.28	289,199	4,111,675	15.77%	17.58%	1.29%
BlackRock Global Allocation V.I. Fund - Class III
	2021		0.00%	3.45%	12.95	24.01	51,716,130	1,057,226,537	2.81%	6.31%	0.82%
	2020		0.10%	3.45%	12.55	22.70	54,131,251	1,064,894,620	16.62%	20.59%	1.26%
	2019		0.10%	3.50%	10.66	18.92	60,577,052	1,006,367,860	13.76%	17.64%	1.24%
ClearBridge Variable Aggressive Growth Portfolio - Class I
	2023		0.35%	0.75%	15.04	17.10	34,623	563,009	23.49%	23.99%	0.31%
	2022		0.35%	0.75%	12.18	13.80	37,690	492,380	-26.97%	-26.67%	0.45%
	2021		0.35%	0.75%	17.04	18.82	38,379	683,163	9.86%	9.91%	0.16%
	2020		0.35%	0.40%	15.50	17.14	23,796	396,304	17.55%	17.61%	0.82%
	2019		0.35%	0.40%	13.18	14.58	24,385	344,891	24.57%	24.63%	1.00%
ClearBridge Variable Aggressive Growth Portfolio - Class II
	2023		0.00%	1.65%	11.88	16.86	1,234,179	18,504,203	22.10%	24.13%	0.06%
	2022		0.00%	1.65%	9.57	13.62	1,404,002	17,234,948	-27.79%	-26.59%	0.00%
	2021		0.00%	1.65%	13.70	18.61	1,427,194	24,198,802	8.24%	9.93%	0.17%
	2020		0.10%	1.65%	12.61	16.96	1,453,706	22,968,264	15.80%	17.61%	0.57%
	2019		0.10%	1.65%	10.86	14.45	1,693,977	23,133,641	22.70%	24.62%	0.76%
ClearBridge Variable Large Cap Growth Portfolio - Class I
	2023		0.35%	2.05%	20.50	22.95	319,259	7,233,110	41.10%	43.52%	0.00%
	2022		0.35%	2.05%	14.53	15.99	262,667	4,153,090	-33.62%	-32.48%	0.00%
	2021		0.35%	2.05%	21.89	23.68	275,244	6,458,198	19.47%	21.51%	0.00%
	2020		0.35%	2.05%	18.32	19.49	180,057	3,478,216	28.09%	30.28%	0.02%
	2019		0.35%	2.05%	14.38	14.96	151,829	2,257,432	29.73%	31.70%	0.38%
ClearBridge Variable Large Cap Growth Portfolio - Class II
	2023		0.00%	3.25%	8.99	22.96	12,967,556	265,745,347	39.07%	43.66%	0.00%
	2022		0.00%	3.25%	9.19	16.00	11,981,785	173,601,522	-34.58%	-32.42%	0.00%
	2021		0.00%	3.25%	15.78	23.69	10,891,623	238,342,012	17.74%	21.50%	0.00%
	2020		0.10%	3.25%	15.41	19.50	11,763,154	216,429,808	26.25%	30.28%	0.02%
	2019		0.10%	3.25%	11.98	14.97	10,282,081	147,206,219	27.68%	31.71%	0.15%
ClearBridge Variable Mid Cap Portfolio - Class I
	2023		0.35%	0.90%	16.72	18.86	95,370	1,650,385	11.91%	12.52%	0.13%
	2022		0.35%	1.05%	14.92	16.77	103,609	1,595,633	-26.09%	-25.58%	0.35%
	2021		0.35%	1.05%	20.13	22.54	111,778	2,318,620	27.36%	28.26%	0.02%
	2020		0.35%	1.05%	15.93	17.58	82,592	1,329,604	14.55%	14.95%	0.33%
	2019		0.35%	0.70%	13.88	15.30	64,015	921,235	32.02%	32.48%	0.75%
ClearBridge Variable Mid Cap Portfolio - Class II
	2023		0.00%	3.05%	12.73	18.59	3,599,818	59,532,745	9.24%	12.62%	0.02%
	2022		0.00%	3.05%	11.35	16.55	3,637,063	54,203,114	-27.75%	-25.50%	0.09%
	2021		0.00%	3.05%	17.72	22.29	3,564,671	72,482,261	24.53%	28.26%	0.03%
	2020		0.10%	3.05%	14.50	17.41	3,332,435	53,861,508	11.65%	14.99%	0.04%
	2019		0.10%	3.05%	12.99	15.17	3,428,885	48,796,806	28.65%	32.52%	0.40%
Columbia VP Commodity Strategy Fund - Class 1
	2023		0.35%	0.75%	13.59	13.98	104,289	1,451,831	-7.51%	-7.14%	25.47%
	2022		0.35%	0.75%	14.69	15.06	160,237	2,406,171	18.20%	18.67%	30.37%
	2021		0.35%	0.75%	12.43	12.69	78,010	985,109	31.64%	32.17%	0.36%
	2020		0.35%	0.75%	9.44	9.60	26,313	252,246	-2.03%	-1.64%	21.70%
	2019		0.35%	0.75%	9.64	9.76	23,676	230,870	7.00%	7.42%	1.20%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Columbia VP Commodity Strategy Fund - Class 2
	2023		0.00%	1.65%	$12.48	$15.93	444,393	$5,996,355	-8.66%	-7.14%	19.97%
	2022		0.00%	1.65%	13.66	17.15	1,033,979	15,157,928	16.76%	18.70%	29.10%
	2021		0.00%	1.65%	11.70	12.67	481,226	6,016,740	29.85%	31.88%	0.00%
	2020		0.10%	1.65%	9.01	9.61	63,247	586,564	-3.16%	-1.65%	21.61%
	2019		0.10%	1.65%	9.30	9.82	78,244	742,820	6.02%	7.67%	0.95%
Columbia VP Emerging Markets Bond Fund - Class 1
	2023		0.35%	0.75%	10.48	10.78	85,247	916,240	9.60%	10.04%	5.72%
	2022		0.35%	0.75%	9.56	9.80	50,734	495,690	-16.66%	-16.33%	4.24%
	2021		0.35%	0.75%	11.47	11.71	72,409	846,331	-2.93%	-2.54%	4.00%
	2020		0.35%	0.75%	11.99	12.01	39,528	474,561	7.00%	7.05%	3.68%
	2019		0.35%	0.40%	11.20	11.22	32,888	369,068	11.91%	11.96%	5.06%
Columbia VP Emerging Markets Bond Fund - Class 2
	2023		0.00%	1.65%	9.01	10.77	272,075	2,753,193	8.22%	10.02%	5.22%
	2022		0.00%	1.65%	8.55	9.80	288,724	2,670,578	-17.53%	-16.16%	3.86%
	2021		0.00%	1.65%	10.80	11.70	411,097	4,590,207	-4.05%	-2.55%	3.63%
	2020		0.10%	1.65%	11.26	12.01	238,754	2,754,884	5.41%	7.06%	3.19%
	2019		0.10%	1.65%	10.68	11.22	267,664	2,909,625	10.25%	11.97%	4.83%
Columbia VP Strategic Income Fund - Class 1
	2023		0.35%	0.75%	11.72	12.06	214,264	2,580,514	8.85%	9.29%	3.57%
	2022		0.35%	0.75%	10.77	11.03	216,118	2,382,581	-12.03%	-11.68%	2.99%
	2021		0.35%	0.75%	12.24	12.49	222,964	2,783,528	1.33%	1.73%	5.78%
	2020		0.35%	0.75%	12.08	12.28	132,968	1,631,438	6.02%	6.44%	3.67%
	2019		0.35%	0.75%	11.39	11.54	100,811	1,161,872	9.55%	9.99%	4.40%
Columbia VP Strategic Income Fund - Class 2
	2023		0.00%	1.65%	9.24	12.06	1,469,672	16,269,280	7.42%	9.20%	3.33%
	2022		0.00%	1.65%	8.60	11.05	1,516,291	15,520,632	-12.97%	-11.52%	2.67%
	2021		0.00%	1.65%	10.58	12.50	1,494,840	17,582,103	-0.03%	1.63%	5.38%
	2020		0.00%	1.65%	11.42	12.31	972,660	11,456,604	4.88%	6.52%	3.29%
	2019		0.10%	1.65%	10.85	11.56	1,014,407	11,370,029	8.41%	10.11%	3.81%
Delaware Ivy VIP Asset Strategy Portfolio - Class I
	2023		0.35%	0.35%	16.12	16.12	59,185	953,182	13.87%	13.87%	2.53%
	2022		0.35%	0.35%	14.15	14.15	58,024	821,200	-14.87%	-14.87%	1.86%
	2021		0.35%	0.35%	16.62	16.62	58,140	966,551	10.33%	10.33%	1.90%
	2020		0.75%	0.75%	14.80	14.80	1,341	19,852	13.31%	13.31%	3.81%
	2019		0.35%	0.35%	13.24	13.24	670	8,877	21.66%	21.66%	2.35%
Delaware Ivy VIP Asset Strategy Portfolio - Class II
	2023		0.00%	1.65%	11.78	16.60	590,906	7,607,596	12.07%	13.94%	2.21%
	2022		0.00%	1.65%	10.38	14.59	574,110	6,586,252	-16.14%	-14.74%	1.49%
	2021		0.00%	1.65%	12.22	17.12	635,573	8,672,969	8.63%	10.33%	1.55%
	2020		0.10%	1.65%	12.16	15.52	703,184	8,823,953	12.01%	13.76%	1.96%
	2019		0.10%	1.65%	10.82	11.74	849,518	9,490,457	19.79%	21.41%	2.20%
Delaware Ivy VIP Energy Portfolio - Class I
	2023		0.35%	0.75%	9.09	9.37	50,390	471,893	3.45%	3.86%	3.32%
	2022		0.35%	0.75%	8.79	9.02	49,567	446,935	49.74%	50.34%	3.34%
	2021		0.35%	0.75%	6.00	6.00	27,946	167,585	41.83%	41.83%	1.77%
	2020		0.35%	0.35%	4.23	4.23	21,306	90,111	-36.89%	-36.89%	3.74%
	2019		0.35%	0.35%	6.70	6.70	2,231	14,949	3.37%	3.37%	0.00%
Delaware Ivy VIP Energy Portfolio - Class II
	2023		0.00%	1.65%	6.10	25.01	1,782,924	12,927,543	2.31%	4.02%	2.34%
	2022		0.10%	1.65%	5.96	8.97	3,989,625	29,059,740	48.01%	50.32%	3.61%
	2021		0.10%	1.65%	4.03	5.97	2,343,731	10,828,195	39.68%	41.85%	1.59%
	2020		0.10%	1.65%	2.88	3.86	2,186,329	7,199,941	-37.87%	-37.02%	2.63%
	2019		0.30%	1.65%	4.64	6.17	932,942	4,513,862	1.78%	3.17%	0.00%
Delaware Ivy VIP High Income Portfolio - Class I
	2023		0.35%	2.05%	11.59	13.51	230,949	3,083,696	10.09%	11.98%	6.10%
	2022		0.35%	2.05%	10.52	12.07	164,835	1,972,563	-12.85%	-11.35%	7.21%
	2021		0.35%	2.05%	12.08	13.61	155,210	2,095,089	4.17%	5.96%	5.90%
	2020		0.35%	2.05%	11.59	12.85	111,787	1,427,988	4.14%	5.93%	7.31%
	2019		0.35%	2.05%	11.53	12.13	127,416	1,539,452	9.45%	11.11%	7.05%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware Ivy VIP High Income Portfolio - Class II
	2023		0.00%	1.70%	$9.68	$13.46	1,839,215	$22,134,531	9.87%	11.75%	6.23%
	2022		0.00%	1.70%	8.77	12.08	1,928,643	21,103,704	-12.47%	-10.97%	6.50%
	2021		0.00%	1.70%	11.41	13.61	2,173,663	27,115,967	4.33%	5.96%	6.06%
	2020		0.10%	1.65%	11.00	12.87	2,449,277	29,455,610	4.29%	5.92%	6.60%
	2019		0.10%	1.65%	10.51	12.17	2,043,226	23,476,122	9.37%	11.08%	6.66%
Delaware Ivy VIP Mid Cap Growth Portfolio - Class I
	2023		0.35%	1.85%	22.04	25.28	223,367	5,454,551	17.70%	19.47%	0.00%
	2022		0.35%	1.85%	18.72	21.24	241,180	4,935,031	-31.90%	-30.87%	0.00%
	2021		0.35%	2.05%	27.49	30.83	251,257	7,444,775	14.51%	16.24%	0.00%
	2020		0.35%	1.85%	24.01	26.61	238,971	6,098,160	46.64%	48.85%	0.00%
	2019		0.35%	1.85%	16.37	17.94	227,557	3,908,581	35.75%	37.80%	0.00%
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II
	2023		0.00%	1.70%	8.41	26.24	1,705,357	32,495,096	17.60%	19.61%	0.00%
	2022		0.00%	1.70%	7.15	22.00	1,502,826	24,858,884	-31.96%	-30.79%	0.00%
	2021		0.00%	1.70%	14.06	31.88	1,383,925	35,551,587	14.39%	16.24%	0.00%
	2020		0.10%	1.70%	18.20	27.48	1,084,116	25,363,036	46.49%	48.85%	0.00%
	2019		0.10%	1.70%	12.38	18.50	941,618	15,508,733	35.62%	37.80%	0.00%
Delaware Ivy VIP Science and Technology Portfolio - Class I
	2023		0.35%	0.75%	27.27	28.09	79,894	2,230,555	38.31%	38.86%	0.00%
	2022		0.35%	0.75%	19.72	20.23	66,131	1,331,705	-32.16%	-31.89%	0.00%
	2021		0.35%	0.75%	29.07	29.70	72,720	2,150,899	14.59%	15.05%	0.00%
	2020		0.35%	0.75%	25.36	25.81	82,599	2,123,737	34.69%	35.23%	0.00%
	2019		0.35%	0.75%	19.09	19.09	29,985	570,415	49.34%	49.34%	0.00%
Delaware Ivy VIP Science and Technology Portfolio - Class II
	2023		0.00%	1.65%	9.57	28.87	2,195,413	48,551,697	36.79%	39.06%	0.00%
	2022		0.00%	1.65%	6.97	20.78	2,230,570	36,618,457	-32.96%	-31.84%	0.00%
	2021		0.00%	1.65%	19.58	30.52	2,311,530	57,682,468	13.28%	15.05%	0.00%
	2020		0.10%	1.65%	17.23	26.52	2,076,980	47,809,614	33.15%	35.23%	0.00%
	2019		0.10%	1.65%	12.90	19.61	2,059,771	36,260,046	47.04%	49.33%	0.00%
Delaware Ivy VIP Small Cap Growth Portfolio - Class I
	2023		0.35%	0.75%	17.21	17.73	75,970	1,341,749	12.54%	12.99%	0.00%
	2022		0.35%	0.75%	15.29	15.69	72,158	1,128,392	-27.18%	-26.90%	0.00%
	2021		0.35%	0.75%	21.00	21.46	36,149	773,314	3.47%	3.88%	1.04%
	2020		0.35%	0.75%	20.66	20.66	20,405	420,696	37.53%	37.53%	0.00%
	2019		0.35%	0.35%	15.02	15.02	13,457	202,151	23.24%	23.24%	0.00%
Delaware Ivy VIP Small Cap Growth Portfolio - Class II
	2023		0.00%	1.65%	12.54	17.99	906,817	12,773,105	11.19%	13.04%	0.00%
	2022		0.00%	1.65%	11.25	15.93	755,287	9,679,839	-27.97%	-26.77%	0.00%
	2021		0.00%	1.65%	15.57	21.76	656,146	11,851,738	2.29%	3.88%	0.88%
	2020		0.10%	1.65%	15.17	20.95	446,934	8,213,947	35.41%	37.53%	0.00%
	2019		0.10%	1.65%	11.25	15.23	468,639	6,437,305	21.35%	23.25%	0.00%
Delaware VIP® Emerging Markets Series - Service Class
	2023		0.00%	3.40%	6.84	52.05	11,367,979	217,538,369	9.65%	13.45%	1.27%
	2022		0.00%	3.20%	7.98	46.74	12,293,097	216,566,103	-30.09%	-27.81%	3.86%
	2021		0.00%	3.20%	11.41	65.96	12,135,768	309,342,381	-6.18%	-3.13%	0.06%
	2020		0.00%	3.20%	12.16	69.36	11,969,697	322,522,115	20.76%	24.57%	0.50%
	2019		0.10%	3.20%	10.07	56.67	14,065,283	309,720,808	18.40%	22.13%	0.40%
Delaware VIP® Emerging Markets Series - Standard Class
	2023		0.35%	0.80%	11.93	14.08	103,302	1,385,231	12.89%	13.40%	1.70%
	2022		0.35%	0.80%	10.57	12.42	128,406	1,534,527	-28.16%	-27.84%	4.14%
	2021		0.35%	0.80%	14.71	17.21	87,920	1,433,474	-3.61%	-3.18%	0.33%
	2020		0.35%	0.80%	15.26	17.78	70,070	1,177,042	24.09%	24.65%	0.76%
	2019		0.35%	0.80%	12.30	14.26	52,106	686,362	21.65%	22.20%	0.68%
Delaware VIP® International Series - Standard Class
	2023		1.40%	1.65%	21.43	22.53	2,688	57,644	11.72%	12.00%	1.38%
	2022		1.40%	1.65%	19.13	20.17	2,995	57,345	-18.69%	-18.48%	1.51%
	2021		1.40%	1.65%	23.47	24.81	3,044	71,516	5.13%	5.38%	0.96%
	2020	12/11/20	1.40%	1.65%	22.27	23.59	3,133	69,855	1.71%	1.73%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP® International Value Equity Series - Standard Class
	2020		0.00%	0.00%	$—	$—	—	$—	0.00%	0.00%	3.02%
	2019		1.40%	1.65%	21.11	22.43	3,627	76,663	17.35%	17.65%	2.19%
Delaware VIP® Small Cap Value Series - Service Class
	2023		0.00%	3.55%	8.83	63.63	14,259,135	451,460,551	5.29%	9.10%	0.63%
	2022		0.00%	3.30%	10.41	59.15	13,992,830	425,921,776	-15.21%	-12.36%	0.52%
	2021		0.00%	3.30%	14.76	68.44	14,317,725	524,665,809	29.67%	34.01%	0.62%
	2020		0.00%	3.30%	11.07	51.79	15,945,578	456,544,703	-5.35%	-2.27%	1.03%
	2019		0.10%	3.30%	11.38	53.69	14,512,780	439,559,144	23.57%	27.59%	0.75%
Delaware VIP® Small Cap Value Series - Standard Class
	2023		0.35%	3.00%	8.95	65.23	238,738	7,132,287	6.21%	9.06%	0.97%
	2022		0.35%	3.00%	13.30	60.44	260,511	7,324,209	-14.69%	-12.40%	0.85%
	2021		0.35%	3.00%	15.60	69.73	262,637	9,029,082	30.45%	33.95%	0.83%
	2020		0.35%	3.00%	11.96	52.60	265,660	7,234,899	-4.80%	-2.25%	1.38%
	2019		0.35%	3.00%	12.56	54.38	274,883	8,139,766	24.35%	27.69%	1.06%
DWS Alternative Asset Allocation VIP Portfolio - Class A
	2023		0.35%	2.15%	10.98	17.24	206,333	2,699,809	3.93%	5.82%	6.74%
	2022		0.35%	2.15%	10.57	16.33	209,852	2,599,198	-9.39%	-7.74%	8.02%
	2021		0.35%	2.15%	11.66	17.75	145,224	1,993,690	10.35%	12.35%	1.95%
	2020		0.35%	2.15%	10.57	15.84	140,127	1,765,033	3.46%	5.34%	2.88%
	2019		0.35%	2.15%	10.22	15.07	131,573	1,605,304	12.25%	14.28%	3.77%
DWS Alternative Asset Allocation VIP Portfolio - Class B
	2023		0.10%	3.30%	9.06	16.37	2,676,152	37,394,851	2.24%	5.56%	6.57%
	2022		0.00%	3.20%	8.97	15.59	2,979,785	40,289,891	-10.65%	-7.74%	7.11%
	2021		0.00%	3.20%	10.04	17.01	3,182,408	47,536,453	8.81%	12.24%	1.69%
	2020		0.10%	3.20%	9.23	15.24	3,245,554	43,922,109	2.00%	5.22%	2.44%
	2019		0.10%	3.20%	9.05	14.56	3,531,090	46,189,814	10.75%	14.23%	3.59%
DWS Equity 500 Index VIP Portfolio - Class A
	2023		1.30%	2.65%	9.97	56.35	161,014	6,263,159	22.71%	24.37%	1.38%
	2022		1.30%	2.65%	25.67	45.31	182,955	5,777,964	-20.48%	-19.40%	1.32%
	2021		1.30%	2.65%	31.64	56.21	190,399	7,700,222	25.04%	26.74%	1.45%
	2020		1.30%	2.65%	25.09	44.35	213,508	6,871,980	15.01%	16.57%	1.68%
	2019		1.30%	2.65%	21.63	38.05	229,813	6,382,046	27.76%	29.49%	2.01%
DWS Small Cap Index VIP Portfolio - Class A
	2023		1.30%	2.70%	8.19	49.16	46,986	2,057,208	13.65%	15.25%	1.15%
	2022		1.30%	2.70%	20.79	42.89	53,775	2,061,167	-22.75%	-21.66%	0.93%
	2021		1.30%	2.70%	26.86	55.06	61,167	3,012,588	11.45%	13.02%	0.86%
	2020		1.30%	2.70%	24.05	48.98	69,643	3,041,237	16.25%	17.89%	1.11%
	2019		1.30%	2.70%	20.65	41.78	78,447	2,924,463	21.89%	23.61%	1.06%
Eaton Vance VT Floating-Rate Income Fund - ADV Class
	2023		0.35%	0.80%	12.61	12.98	360,788	4,670,757	10.59%	11.09%	8.49%
	2022		0.35%	0.80%	11.39	12.10	229,733	2,681,128	-3.15%	-2.71%	4.86%
	2021		0.35%	0.80%	11.76	12.44	217,192	2,607,497	2.92%	3.38%	3.12%
	2020		0.35%	0.80%	11.42	12.04	148,477	1,738,666	1.46%	1.91%	3.65%
	2019		0.35%	0.80%	11.25	11.82	366,791	4,229,636	6.61%	7.11%	4.56%
Eaton Vance VT Floating-Rate Income Fund - Initial Class
	2023		0.00%	1.65%	10.68	13.24	3,041,095	36,192,880	9.39%	11.21%	8.20%
	2022		0.00%	1.65%	9.72	11.94	3,421,424	37,004,360	-4.33%	-2.73%	4.59%
	2021		0.00%	1.65%	10.58	12.31	3,345,802	37,830,933	1.90%	3.50%	2.88%
	2020		0.10%	1.65%	10.35	11.92	3,102,671	34,403,696	0.34%	1.91%	3.30%
	2019		0.10%	1.65%	10.28	11.72	2,475,696	27,231,876	5.38%	7.02%	4.31%
Fidelity® VIP Balanced Portfolio - Initial Class
	2023		0.35%	0.90%	15.57	15.94	720,584	11,413,908	20.44%	21.10%	1.79%
	2022		0.35%	0.90%	12.91	13.17	636,687	8,333,070	-18.68%	-18.23%	1.34%
	2021		0.35%	0.90%	16.02	16.11	518,122	8,301,318	17.67%	17.85%	1.29%
	2020		0.35%	0.50%	13.60	13.65	133,330	1,814,503	21.78%	21.96%	2.29%
	2019	8/6/19	0.35%	0.50%	11.15	11.21	31,112	347,250	7.19%	9.58%	1.71%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP Balanced Portfolio - Service Class 2
	2023		0.00%	3.25%	$13.80	$16.05	26,211,917	$393,667,797	17.36%	21.23%	1.66%
	2022		0.00%	3.20%	11.78	13.24	20,361,729	255,928,330	-20.77%	-18.19%	1.10%
	2021		0.00%	3.20%	14.87	16.18	16,868,108	262,567,558	14.27%	17.99%	0.80%
	2020		0.00%	3.20%	13.02	13.69	11,232,024	150,143,640	18.34%	22.00%	1.57%
	2019	5/23/19	0.10%	3.15%	11.01	11.22	3,292,818	36,582,102	2.97%	12.72%	2.36%
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2
	2023	9/1/23	0.95%	1.35%	11.07	11.08	14,077	155,976	8.12%	16.19%	0.12%
Fidelity® VIP Consumer Staples Portfolio - Service Class 2
	2023	9/1/23	0.95%	1.65%	9.87	9.90	22,645	224,067	-0.93%	2.91%	1.98%
Fidelity® VIP Contrafund® Portfolio - Initial Class
	2023		0.35%	0.80%	23.97	28.24	336,345	8,384,696	32.39%	32.99%	0.51%
	2022		0.35%	0.80%	18.10	21.24	297,919	5,598,755	-26.90%	-26.57%	0.49%
	2021		0.35%	0.80%	24.75	28.95	355,708	9,130,307	26.82%	27.39%	0.06%
	2020		0.35%	0.80%	19.50	22.73	378,342	7,715,029	29.53%	30.11%	0.24%
	2019		0.35%	0.80%	15.05	17.48	239,284	3,823,811	30.53%	31.12%	0.49%
Fidelity® VIP Contrafund® Portfolio - Service Class 2
	2023		0.00%	3.55%	9.08	65.25	31,177,734	1,363,676,490	28.48%	33.12%	0.26%
	2022		0.00%	3.45%	8.80	49.66	33,320,601	1,161,406,100	-28.99%	-26.49%	0.26%
	2021		0.00%	3.45%	14.11	68.44	32,346,146	1,637,867,768	23.19%	27.51%	0.03%
	2020		0.00%	3.45%	17.29	54.37	34,159,884	1,406,189,791	25.82%	30.10%	0.08%
	2019		0.10%	3.45%	13.44	42.30	38,215,142	1,237,669,901	26.82%	31.14%	0.22%
Fidelity® VIP Financials Portfolio - Initial Class
	2023	12/4/23	0.35%	0.40%	11.17	11.18	7,000	78,229	4.50%	6.20%	0.00%
Fidelity® VIP Financials Portfolio - Service Class 2
	2023	9/1/23	1.10%	1.50%	11.50	11.52	6,759	77,825	0.51%	22.02%	2.90%
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class
	2023		0.35%	1.85%	13.78	15.34	47,615	709,266	10.89%	12.57%	2.63%
	2022		0.35%	1.85%	12.43	13.63	48,404	642,465	-15.52%	-14.24%	2.00%
	2021		0.35%	1.85%	14.71	15.89	50,644	787,542	8.00%	9.63%	1.10%
	2020		0.35%	1.85%	13.62	14.50	56,588	806,416	11.89%	13.58%	1.08%
	2019		0.35%	1.85%	12.18	12.70	62,687	789,129	15.73%	17.30%	2.31%
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2
	2023		0.30%	2.90%	11.35	15.23	1,865,506	25,844,162	9.43%	12.31%	2.43%
	2022		0.30%	2.90%	10.12	13.56	1,973,236	24,621,119	-16.50%	-14.29%	1.87%
	2021		0.30%	2.90%	11.82	15.82	2,059,073	30,399,690	6.74%	9.55%	0.99%
	2020		0.30%	2.90%	12.15	14.44	1,911,228	26,065,280	10.63%	13.55%	1.03%
	2019		0.30%	2.90%	10.81	12.72	1,713,771	20,866,844	14.33%	17.34%	1.75%
Fidelity® VIP Growth Portfolio - Initial Class
	2023		0.35%	2.50%	30.94	72.12	255,009	10,365,745	32.88%	35.76%	0.12%
	2022		0.35%	2.50%	22.88	53.92	279,213	8,574,530	-26.33%	-24.72%	0.61%
	2021		0.35%	2.50%	30.51	72.71	282,474	11,862,192	20.20%	22.78%	0.00%
	2020		0.35%	2.50%	24.95	60.12	242,213	8,906,376	40.35%	43.39%	0.07%
	2019		0.35%	2.50%	17.47	42.56	233,494	6,288,142	30.98%	33.84%	0.26%
Fidelity® VIP Growth Portfolio - Service Class 2
	2023		0.00%	3.30%	9.35	70.19	9,050,498	367,880,930	31.48%	35.89%	0.00%
	2022		0.00%	3.15%	8.31	52.33	8,785,277	292,924,732	-26.98%	-24.64%	0.34%
	2021		0.00%	3.15%	14.23	70.35	7,813,444	386,768,324	19.09%	22.90%	0.00%
	2020		0.00%	3.15%	21.55	57.99	7,601,079	330,640,979	39.10%	43.41%	0.04%
	2019		0.10%	3.15%	15.06	40.93	7,977,868	251,667,952	29.82%	33.84%	0.06%
Fidelity® VIP Mid Cap Portfolio - Initial Class
	2023		0.35%	0.80%	18.50	20.86	213,295	4,139,797	14.16%	14.67%	0.54%
	2022		0.35%	0.80%	16.19	18.20	243,649	4,129,908	-15.42%	-15.04%	0.51%
	2021		0.35%	0.80%	19.14	21.43	220,470	4,416,236	24.60%	25.16%	0.67%
	2020		0.35%	0.80%	15.35	17.13	197,642	3,186,666	17.25%	17.78%	0.74%
	2019		0.35%	0.80%	13.09	14.55	158,179	2,188,212	22.46%	23.02%	0.91%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP Mid Cap Portfolio - Service Class 2
	2023		0.00%	3.30%	$8.94	$38.49	18,467,930	$581,821,216	11.08%	14.80%	0.39%
	2022		0.00%	3.30%	12.46	33.95	18,787,867	536,090,131	-17.73%	-14.97%	0.26%
	2021		0.00%	3.30%	14.84	40.43	19,534,075	688,709,850	21.24%	25.31%	0.36%
	2020		0.00%	3.30%	12.00	32.67	21,435,347	624,686,326	14.04%	17.75%	0.39%
	2019		0.10%	3.30%	10.32	28.06	22,835,648	576,800,583	19.17%	23.05%	0.68%
Fidelity® VIP Strategic Income Portfolio - Initial Class
	2023		0.35%	0.75%	11.93	12.62	550,101	6,727,003	8.59%	9.03%	4.57%
	2022		0.35%	0.75%	10.98	11.58	513,812	5,764,444	-11.92%	-11.57%	3.82%
	2021		0.35%	0.75%	12.47	13.10	386,530	4,915,692	2.96%	3.38%	3.00%
	2020		0.35%	0.75%	12.11	12.68	246,010	3,031,663	6.71%	7.14%	4.46%
	2019		0.35%	0.75%	11.35	11.84	162,197	1,868,659	10.06%	10.50%	3.23%
Fidelity® VIP Strategic Income Portfolio - Service Class 2
	2023		0.00%	1.65%	9.45	12.45	3,160,973	35,539,014	7.39%	9.18%	4.84%
	2022		0.00%	1.65%	9.06	11.44	2,534,085	26,488,318	-12.97%	-11.52%	3.32%
	2021		0.00%	1.65%	11.44	12.97	2,755,974	33,258,940	1.84%	3.43%	2.81%
	2020		0.10%	1.65%	11.20	12.56	1,987,790	23,533,905	5.41%	7.05%	3.18%
	2019		0.10%	1.65%	10.60	11.76	2,005,379	22,458,743	8.84%	10.54%	3.39%
Fidelity® VIP Technology Portfolio - Initial Class
	2023	8/29/23	0.35%	0.75%	11.01	11.03	51,847	571,536	7.56%	12.05%	0.23%
Fidelity® VIP Technology Portfolio - Service Class 2
	2023	9/1/23	0.00%	1.65%	11.00	11.07	442,626	4,876,056	4.95%	13.32%	0.19%
First Trust Capital Strength Hedged Equity Portfolio - Class I
	2023	9/5/23	0.50%	2.65%	9.72	9.80	176,183	1,720,443	-2.64%	2.00%	0.47%
First Trust Capital Strength Portfolio - Class I
	2023		0.00%	2.65%	13.10	14.43	8,097,158	111,584,154	4.94%	7.75%	0.99%
	2022		0.00%	2.65%	12.48	13.39	6,363,329	82,425,608	-13.02%	-10.68%	0.69%
	2021		0.00%	3.05%	14.26	14.96	3,892,572	57,129,801	21.53%	25.17%	0.64%
	2020	5/19/20	0.10%	3.05%	11.73	11.95	1,233,699	14,630,774	2.48%	18.48%	0.39%
First Trust Capital Strength Portfolio - Class II
	2023		0.35%	1.85%	13.62	14.38	84,159	1,203,409	6.12%	7.73%	1.04%
	2022		0.35%	0.75%	13.21	13.35	110,437	1,468,147	-11.13%	-10.77%	0.96%
	2021		0.35%	0.75%	14.92	14.96	82,498	1,230,975	24.98%	25.17%	0.92%
	2020	6/5/20	0.35%	0.50%	11.94	11.95	47,473	566,907	13.75%	14.26%	0.46%
First Trust Dorsey Wright Tactical Core Portfolio - Class I
	2023		0.00%	1.65%	9.22	15.69	771,503	9,868,906	9.46%	11.28%	2.03%
	2022		0.00%	1.65%	8.39	14.11	887,329	10,413,272	-18.41%	-17.05%	1.55%
	2021		0.00%	1.65%	12.75	17.03	869,127	12,453,859	12.01%	13.76%	0.39%
	2020		0.10%	1.65%	11.35	14.97	786,724	10,242,778	9.27%	10.98%	0.50%
	2019		0.10%	1.65%	10.35	13.49	825,592	9,938,685	19.01%	20.87%	0.64%
First Trust Dorsey Wright Tactical Core Portfolio - Class II
	2023		0.35%	0.40%	15.13	15.63	17,862	271,247	11.11%	11.16%	2.56%
	2022		0.35%	0.40%	13.61	14.07	39,135	533,515	-17.15%	-17.10%	1.66%
	2021		0.35%	0.40%	16.42	16.42	48,962	804,937	13.44%	13.44%	1.13%
	2020		0.35%	0.35%	14.47	14.47	2,081	30,116	10.57%	10.57%	0.65%
	2019		0.35%	0.35%	13.09	13.09	3,283	42,970	20.86%	20.86%	0.90%
First Trust Growth Strength Portfolio - Class I
	2023	5/30/23	0.50%	2.75%	12.50	12.68	514,418	6,486,076	6.84%	22.36%	0.15%
First Trust International Developed Capital Strength Portfolio - Class I
	2023		0.00%	1.65%	14.00	14.87	685,881	9,605,680	14.99%	16.90%	0.59%
	2022		0.00%	1.65%	12.18	12.72	316,518	3,941,422	-20.70%	-19.38%	0.80%
	2021		0.00%	1.65%	15.43	15.54	133,371	2,068,808	17.65%	18.12%	1.30%
	2020	6/30/20	0.95%	1.35%	13.12	13.15	39,739	522,061	6.23%	18.56%	0.86%
First Trust International Developed Capital Strength Portfolio - Class II
	2023		0.35%	0.75%	14.58	14.80	28,245	364,296	16.35%	16.82%	0.77%
	2022		0.35%	0.40%	12.65	12.67	23,719	300,359	-19.60%	-19.56%	1.04%
	2021		0.35%	0.40%	15.73	15.75	12,099	190,518	18.96%	19.02%	1.63%
	2020	8/4/20	0.35%	0.40%	13.23	13.23	4,642	61,412	8.52%	13.72%	0.79%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
First Trust Multi Income Allocation Portfolio - Class I
	2023		0.00%	1.65%	$10.69	$14.16	656,293	$8,423,418	7.16%	8.94%	3.22%
	2022		0.00%	1.65%	10.05	13.51	863,752	10,318,594	-9.04%	-7.52%	3.03%
	2021		0.00%	1.65%	11.73	14.21	757,866	9,949,680	10.84%	12.57%	2.34%
	2020		0.10%	1.65%	11.20	12.70	620,636	7,432,467	0.81%	2.38%	2.25%
	2019		0.10%	1.65%	11.07	12.48	610,843	7,280,654	14.48%	16.26%	2.48%
First Trust Multi Income Allocation Portfolio - Class II
	2023		0.35%	0.35%	13.60	13.60	2,442	33,226	8.84%	8.84%	3.84%
	2022		0.35%	0.35%	12.50	12.50	1,814	22,678	-7.70%	-7.70%	3.25%
	2021	6/17/21	0.35%	0.35%	13.54	13.54	3,432	46,482	4.87%	4.87%	2.52%
	2019		0.75%	0.75%	11.58	11.58	2,912	33,731	15.70%	15.70%	2.53%
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I
	2023		0.00%	3.30%	9.11	17.76	12,918,303	182,881,807	6.92%	10.51%	2.24%
	2022		0.00%	3.30%	10.56	16.12	14,345,334	186,679,594	-15.05%	-12.20%	1.41%
	2021		0.00%	3.30%	13.36	18.41	14,878,992	225,622,964	8.61%	12.14%	0.96%
	2020		0.10%	3.30%	12.07	16.45	14,602,856	201,041,734	4.31%	7.70%	1.52%
	2019		0.10%	3.50%	11.35	15.31	13,930,199	181,711,700	16.85%	20.65%	1.65%
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II
	2023		0.35%	1.85%	14.18	18.04	104,264	1,631,529	8.81%	10.45%	2.52%
	2022		0.35%	1.85%	13.03	16.34	114,345	1,620,037	-13.63%	-12.32%	1.71%
	2021		0.35%	1.85%	15.08	18.64	108,672	1,757,379	10.43%	12.10%	1.23%
	2020		0.35%	1.85%	13.66	16.64	104,706	1,511,108	6.14%	7.75%	1.77%
	2019		0.35%	1.85%	12.87	15.45	97,430	1,305,508	18.80%	20.53%	5.00%
Franklin Allocation VIP Fund - Class 1
	2023	3/15/23	0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.93%
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.77%
Franklin Allocation VIP Fund - Class 4
	2023		0.30%	3.25%	11.10	13.49	1,812,430	22,355,671	10.96%	14.28%	1.32%
	2022		0.30%	2.65%	10.21	11.90	1,515,685	16,686,139	-18.39%	-16.44%	1.52%
	2021		0.30%	2.65%	12.51	14.36	1,340,027	18,023,792	8.62%	10.59%	1.53%
	2020		0.80%	2.65%	11.52	13.02	1,077,880	13,333,617	8.83%	10.69%	1.35%
	2019		0.95%	2.85%	10.53	11.78	750,145	8,669,118	17.61%	18.43%	3.28%
Franklin Income VIP Fund - Class 1
	2023		0.35%	0.75%	14.85	15.29	69,798	1,061,835	8.06%	8.49%	5.19%
	2022		0.35%	0.75%	13.74	14.09	80,763	1,134,112	-5.94%	-5.57%	5.60%
	2021		0.35%	0.75%	14.74	14.92	42,290	628,862	16.54%	16.60%	4.69%
	2020		0.35%	0.40%	12.65	12.80	28,069	357,333	0.57%	0.62%	6.93%
	2019		0.35%	0.40%	12.58	12.72	25,083	315,920	15.96%	16.01%	6.02%
Franklin Income VIP Fund - Class 2
	2023		0.60%	3.55%	9.67	22.00	17,723,079	350,550,127	4.83%	7.97%	5.15%
	2022		0.60%	3.30%	10.57	20.38	19,200,270	358,579,480	-8.54%	-6.04%	4.83%
	2021		0.60%	3.30%	11.55	21.70	22,180,254	449,714,685	12.97%	16.06%	4.65%
	2020		0.60%	3.30%	10.23	18.82	25,321,024	446,642,199	-2.58%	0.09%	5.86%
	2019		0.60%	3.30%	10.50	18.92	27,183,377	483,947,543	12.29%	15.37%	5.38%
Franklin Income VIP Fund - Class 4
	2023		0.00%	3.05%	11.23	15.16	12,250,286	165,950,900	5.29%	8.55%	4.91%
	2022		0.00%	3.05%	10.60	13.98	11,597,077	147,064,040	-8.43%	-5.59%	4.66%
	2021		0.00%	3.05%	12.32	14.83	9,798,060	133,883,773	13.09%	16.47%	4.32%
	2020		0.10%	3.05%	10.71	12.73	9,016,042	107,144,516	-2.44%	0.48%	5.60%
	2019		0.10%	3.05%	10.80	12.67	8,805,135	105,390,148	12.73%	15.93%	5.09%
Franklin Multi-Asset Variable Conservative Growth - Class I
	2023		0.70%	0.70%	14.02	14.02	6,789	95,191	13.83%	13.83%	2.39%
	2022		0.70%	0.70%	12.32	12.32	6,830	84,141	-14.77%	-14.77%	2.18%
	2021		0.70%	0.70%	14.45	14.45	6,874	99,361	10.69%	10.69%	3.88%
	2020	1/15/20	0.70%	0.70%	13.06	13.06	184	2,401	9.50%	9.50%	0.48%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Franklin Multi-Asset Variable Conservative Growth - Class II
	2023		0.30%	2.85%	$12.02	$14.24	1,278,748	$16,855,550	11.06%	13.93%	2.26%
	2022		0.30%	2.85%	10.82	12.50	1,157,470	13,560,061	-16.74%	-14.59%	1.95%
	2021		0.30%	2.85%	12.99	14.63	1,222,099	16,920,659	8.00%	10.79%	3.36%
	2020		0.30%	2.90%	11.85	13.20	966,336	12,184,374	7.60%	10.44%	2.07%
	2019		0.30%	3.00%	11.18	11.96	710,393	8,211,581	13.64%	16.59%	2.47%
Franklin Mutual Shares VIP Fund - Class 1
	2023		0.35%	0.80%	14.87	15.99	52,374	808,979	12.82%	13.33%	2.12%
	2022		0.35%	0.80%	13.18	14.12	54,607	745,867	-7.90%	-7.48%	2.13%
	2021		0.35%	0.80%	14.30	15.27	57,620	852,884	18.57%	19.11%	3.06%
	2020		0.35%	0.80%	12.05	12.83	59,178	736,952	-5.61%	-5.18%	3.08%
	2019		0.35%	0.80%	12.76	13.53	54,224	715,481	21.94%	22.49%	2.10%
Franklin Mutual Shares VIP Fund - Class 2
	2023		0.60%	3.30%	9.65	24.63	23,657,116	470,398,016	9.78%	12.79%	1.85%
	2022		0.60%	3.25%	10.90	21.84	26,346,280	470,366,840	-10.39%	-7.99%	1.80%
	2021		0.60%	3.25%	12.14	23.73	30,580,457	601,705,908	15.36%	18.46%	2.81%
	2020		0.60%	3.25%	10.51	20.03	37,068,582	619,818,323	-8.08%	-5.61%	2.92%
	2019		0.60%	3.25%	11.42	21.22	36,127,419	643,775,979	18.65%	21.84%	1.81%
Franklin Mutual Shares VIP Fund - Class 4
	2023		0.10%	3.10%	9.68	15.60	3,347,708	46,010,219	9.85%	13.20%	1.76%
	2022		0.10%	3.10%	10.90	13.81	3,269,834	40,238,536	-10.30%	-7.56%	1.76%
	2021		0.10%	3.10%	11.95	14.97	3,378,079	45,561,557	15.43%	18.94%	2.81%
	2020		0.10%	3.10%	10.17	12.61	3,280,167	37,669,699	-8.07%	-5.26%	2.91%
	2019		0.10%	3.10%	10.87	13.34	2,882,792	35,459,669	18.70%	22.31%	1.86%
Franklin Rising Dividends VIP Fund - Class 1
	2023		0.35%	0.75%	21.37	25.54	147,103	3,325,990	11.55%	12.00%	1.14%
	2022		0.35%	0.75%	19.16	22.82	152,051	3,076,014	-11.02%	-10.66%	1.05%
	2021		0.35%	0.75%	21.53	25.55	88,028	2,039,764	26.15%	26.66%	1.01%
	2020		0.35%	0.75%	17.37	20.18	64,229	1,217,135	15.76%	15.82%	1.41%
	2019		0.35%	0.40%	15.00	17.43	53,275	883,704	29.07%	29.13%	1.48%
Franklin Rising Dividends VIP Fund - Class 4
	2023		0.00%	1.65%	11.89	24.94	3,216,099	60,136,086	10.15%	11.99%	0.85%
	2022		0.00%	1.65%	10.80	22.33	2,985,157	51,385,498	-12.14%	-10.68%	0.81%
	2021		0.00%	1.65%	14.21	25.08	2,673,806	53,518,808	24.56%	26.63%	0.83%
	2020		0.00%	1.65%	13.65	19.87	2,165,046	36,745,313	13.95%	15.73%	1.21%
	2019		0.10%	1.65%	11.94	17.20	2,162,980	32,977,397	27.04%	29.03%	1.13%
Franklin Small Cap Value VIP Fund - Class 1
	2023		0.35%	0.75%	17.50	19.21	138,577	2,511,310	12.18%	12.63%	0.82%
	2022		0.35%	0.75%	15.60	17.06	166,393	2,680,056	-10.49%	-10.13%	1.38%
	2021		0.35%	0.75%	17.81	18.99	106,695	1,925,118	25.17%	25.23%	1.06%
	2020		0.35%	0.40%	14.22	15.17	58,221	850,613	4.99%	5.04%	1.67%
	2019		0.35%	0.75%	13.36	14.45	43,860	615,116	25.78%	26.28%	1.31%
Franklin Small Cap Value VIP Fund - Class 4
	2023		0.00%	1.65%	10.94	18.83	1,523,737	22,504,906	10.83%	12.67%	0.43%
	2022		0.00%	1.65%	9.88	16.80	1,331,101	18,091,550	-11.58%	-10.11%	0.88%
	2021		0.00%	1.65%	13.58	18.78	1,116,862	17,478,328	23.12%	25.05%	0.88%
	2020		0.10%	1.65%	10.99	15.08	759,726	10,073,132	3.41%	5.03%	1.36%
	2019		0.10%	1.65%	10.60	14.41	717,767	9,346,379	24.16%	26.10%	0.91%
Franklin Small-Mid Cap Growth VIP Fund - Class 1
	2023		0.35%	0.75%	20.58	23.37	109,608	2,323,623	26.17%	26.68%	0.00%
	2022		0.35%	0.75%	16.31	18.46	79,135	1,331,993	-34.02%	-33.75%	0.00%
	2021		0.35%	0.75%	24.71	27.88	66,935	1,706,238	9.43%	9.87%	0.00%
	2020		0.35%	0.75%	22.58	25.39	65,997	1,538,967	54.36%	54.98%	0.00%
	2019		0.35%	0.75%	14.83	16.39	48,238	730,956	31.28%	31.34%	0.00%
Franklin Small-Mid Cap Growth VIP Fund - Class 4
	2023		0.00%	1.65%	8.09	22.82	826,450	15,154,249	24.63%	26.70%	0.00%
	2022		0.00%	1.65%	6.47	18.06	748,399	10,915,509	-34.85%	-33.76%	0.00%
	2021		0.00%	1.65%	18.98	27.35	692,799	15,743,362	8.06%	9.75%	0.00%
	2020		0.10%	1.65%	17.51	24.97	630,879	13,631,540	52.47%	54.85%	0.00%
	2019		0.10%	1.65%	11.45	16.16	555,448	7,984,799	29.12%	31.13%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Goldman Sachs VIT Government Money Market Fund - Institutional Shares
	2023		0.40%	0.80%	$10.42	$10.83	50,578	$544,914	4.20%	4.62%	4.91%
	2022		0.40%	0.80%	10.00	10.35	90,898	938,358	0.79%	1.19%	2.24%
	2021		0.40%	0.80%	9.92	10.23	32,509	330,087	-0.79%	-0.39%	0.01%
	2020		0.40%	0.80%	10.00	10.27	31,244	318,585	-0.37%	0.03%	0.50%
	2019		0.40%	0.80%	10.04	10.27	47,589	486,543	1.30%	1.71%	2.09%
Goldman Sachs VIT Government Money Market Fund - Service Shares
	2023		0.30%	1.65%	9.45	10.76	1,679,424	16,894,075	3.06%	4.46%	4.67%
	2022		0.30%	1.65%	9.16	10.30	2,047,033	19,794,031	-0.27%	1.09%	1.48%
	2021		0.30%	1.65%	9.19	10.19	1,681,576	16,222,063	-1.63%	-0.29%	0.01%
	2020		0.30%	1.65%	9.34	10.22	2,756,876	26,767,743	-1.38%	-0.04%	0.23%
	2019		0.30%	1.65%	9.47	10.22	2,491,076	24,395,322	0.20%	1.56%	1.84%
Goldman Sachs VIT Large Cap Value Fund - Service Shares
	2023		0.60%	2.95%	13.41	37.00	3,555,734	113,292,913	9.43%	12.04%	1.49%
	2022		0.60%	2.60%	20.56	33.02	3,811,093	110,457,708	-8.97%	-7.13%	1.05%
	2021		0.60%	2.60%	22.57	35.56	4,431,345	142,350,491	20.75%	23.19%	0.87%
	2020		0.60%	2.60%	18.69	28.86	5,431,793	142,101,185	1.08%	3.13%	1.17%
	2019		0.60%	2.60%	18.48	27.99	5,538,746	141,063,268	22.39%	24.86%	1.21%
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares
	2023		0.95%	1.65%	9.50	10.89	344,935	3,579,702	5.77%	6.51%	6.84%
	2022		0.95%	1.65%	8.98	10.22	324,055	3,160,328	-8.14%	-7.49%	3.84%
	2021		0.95%	1.65%	9.77	11.05	262,683	2,752,056	2.94%	3.67%	1.42%
	2020		0.95%	1.65%	9.50	10.66	241,213	2,417,479	4.84%	5.57%	1.84%
	2019		0.95%	1.65%	9.06	10.10	249,085	2,333,418	6.83%	7.58%	2.61%
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares
	2023		0.35%	0.75%	11.13	11.87	138,591	1,642,395	7.10%	7.53%	6.79%
	2022		0.35%	0.75%	10.35	11.04	144,522	1,592,960	-6.94%	-6.57%	3.51%
	2021		0.35%	0.75%	11.09	11.82	157,615	1,859,385	4.24%	4.66%	1.87%
	2020		0.35%	0.75%	10.60	11.29	79,700	894,929	6.27%	6.69%	2.33%
	2019		0.35%	0.75%	9.94	10.58	68,465	720,081	8.29%	8.73%	4.63%
Guggenheim VT Long Short Equity
	2023		0.00%	1.65%	11.10	13.87	458,602	5,876,391	10.91%	12.75%	0.26%
	2022		0.00%	1.65%	10.23	12.33	455,110	5,212,009	-15.79%	-14.39%	0.47%
	2021		0.00%	1.65%	12.11	14.45	451,839	6,060,083	21.77%	23.67%	0.69%
	2020		0.10%	1.65%	9.91	11.71	330,534	3,670,727	3.21%	4.82%	0.81%
	2019		0.10%	1.65%	9.58	11.19	378,329	4,043,131	3.81%	5.43%	0.57%
Guggenheim VT Multi-Hedge Strategies
	2023		0.00%	1.65%	10.14	12.44	790,564	9,188,611	2.54%	4.25%	2.79%
	2022		0.00%	1.65%	10.53	11.97	967,719	10,856,500	-4.87%	-3.29%	1.34%
	2021		0.00%	1.65%	10.89	12.41	729,389	8,557,830	6.34%	8.10%	0.00%
	2020		0.00%	1.65%	10.53	11.52	575,291	6,299,090	5.63%	7.28%	1.35%
	2019		0.10%	1.65%	9.97	10.76	473,670	4,851,999	3.29%	4.70%	2.38%
Hartford Capital Appreciation HLS Fund - Class IA
	2023		0.40%	0.40%	22.93	22.93	4,500	103,219	19.52%	19.52%	0.90%
	2022		0.40%	0.40%	19.19	19.19	4,494	86,231	-15.64%	-15.64%	0.93%
	2021		0.40%	0.40%	22.75	22.75	4,686	106,578	14.30%	14.30%	0.48%
	2020		0.40%	0.40%	19.90	19.90	4,679	93,109	21.43%	21.43%	1.00%
	2019		0.40%	0.40%	16.39	16.39	4,672	76,568	30.76%	30.76%	1.23%
Hartford Capital Appreciation HLS Fund - Class IC
	2023		0.00%	1.65%	13.36	22.07	753,560	13,708,113	17.42%	19.38%	0.36%
	2022		0.00%	1.65%	11.19	18.54	848,083	13,102,371	-17.10%	-15.71%	0.24%
	2021		0.00%	1.65%	15.49	22.07	932,677	17,526,560	12.32%	14.07%	0.03%
	2020		0.10%	1.65%	13.75	19.38	958,021	16,220,407	19.33%	21.20%	0.48%
	2019		0.10%	1.65%	11.48	16.03	968,891	13,944,694	28.49%	30.50%	1.01%
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares
	2023		0.35%	0.75%	13.66	14.51	83,404	1,187,217	20.16%	20.64%	0.62%
	2022		0.35%	0.75%	11.33	12.03	113,463	1,334,186	-27.68%	-27.38%	0.00%
	2021		0.35%	0.80%	15.13	16.56	113,597	1,835,930	9.34%	9.83%	0.00%
	2020		0.35%	0.80%	13.84	15.08	92,331	1,350,062	20.53%	21.08%	1.01%
	2019		0.35%	0.80%	11.48	12.45	67,327	803,467	27.58%	28.15%	1.04%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares
	2023		0.00%	1.65%	$10.89	$15.06	1,295,830	$15,560,406	18.66%	20.64%	0.31%
	2022		0.00%	1.65%	9.15	12.50	1,299,468	13,177,027	-28.36%	-27.16%	0.00%
	2021		0.00%	1.65%	12.73	17.18	1,353,246	19,096,569	8.32%	10.01%	0.00%
	2020		0.10%	1.65%	11.72	15.62	1,345,471	17,506,199	19.06%	20.92%	0.63%
	2019		0.10%	1.65%	9.81	12.91	1,475,585	16,258,622	25.86%	27.82%	0.71%
Invesco V.I. American Franchise Fund - Series I Shares
	2023		1.40%	1.80%	14.28	24.81	89,433	2,107,187	38.42%	38.97%	0.00%
	2022		1.40%	1.80%	10.32	17.85	101,815	1,730,167	-32.34%	-32.07%	0.00%
	2021		1.40%	1.80%	15.25	26.28	115,676	2,890,695	9.75%	10.37%	0.00%
	2020		1.40%	1.80%	13.90	23.81	141,921	3,225,824	39.55%	40.38%	0.07%
	2019		1.40%	1.80%	9.96	16.96	158,174	2,557,796	34.31%	34.86%	0.00%
Invesco V.I. American Franchise Fund - Series II Shares
	2023		1.35%	2.70%	8.57	43.60	20,087	654,952	36.86%	38.71%	0.00%
	2022		1.35%	1.90%	22.38	31.43	23,369	551,739	-32.59%	-32.22%	0.00%
	2021		1.35%	2.45%	33.19	46.37	24,106	862,512	8.99%	10.10%	0.00%
	2020		1.35%	2.45%	30.30	42.17	71,670	2,259,135	38.59%	40.03%	0.00%
	2019		1.35%	2.45%	21.75	30.11	74,439	1,682,864	33.14%	34.73%	0.00%
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares
	2023		0.35%	0.75%	12.36	12.73	59,311	753,773	5.84%	6.26%	0.00%
	2022		0.35%	0.75%	11.68	11.98	105,477	1,262,545	-14.99%	-14.65%	7.28%
	2021		0.35%	0.75%	13.74	14.04	112,214	1,573,971	8.73%	9.16%	3.16%
	2020		0.35%	0.75%	12.64	14.00	116,574	1,502,282	9.40%	9.84%	7.89%
	2019		0.35%	0.75%	11.55	12.76	117,307	1,376,482	14.35%	14.80%	0.00%
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares
	2023		0.10%	1.65%	10.78	13.66	810,827	9,837,101	4.66%	6.29%	0.00%
	2022		0.10%	1.65%	10.18	12.88	869,252	10,054,528	-15.92%	-14.60%	7.01%
	2021		0.10%	1.65%	11.95	15.11	945,568	12,976,823	7.47%	8.91%	2.98%
	2020		0.30%	1.65%	11.30	13.51	973,150	12,389,796	8.19%	9.44%	7.49%
	2019		0.10%	1.65%	10.41	12.37	1,158,549	13,686,453	13.00%	14.77%	0.00%
Invesco V.I. Comstock Fund - Series I Shares
	2023		0.35%	0.80%	20.63	21.96	111,986	2,377,803	11.46%	11.97%	1.72%
	2022		0.35%	0.75%	18.50	19.62	126,586	2,400,568	0.37%	0.77%	2.21%
	2021		0.35%	0.75%	18.83	19.48	24,823	471,885	32.83%	32.89%	1.68%
	2020		0.35%	0.40%	14.17	14.67	25,747	369,225	-1.25%	-1.20%	2.49%
	2019		0.35%	0.40%	14.34	14.85	20,436	297,683	24.80%	24.86%	2.16%
Invesco V.I. Comstock Fund - Series II Shares
	2023		0.00%	1.65%	13.42	21.65	1,716,711	28,809,042	10.26%	12.09%	1.47%
	2022		0.00%	1.65%	13.25	19.37	2,167,543	33,241,833	-0.81%	0.85%	1.63%
	2021		0.00%	1.65%	13.32	19.27	811,508	13,265,044	30.87%	32.91%	1.84%
	2020		0.10%	1.65%	10.15	14.53	561,979	7,440,826	-2.71%	-1.19%	2.05%
	2019		0.10%	1.65%	10.40	14.73	596,983	8,185,352	22.90%	24.82%	1.77%
Invesco V.I. Core Equity Fund - Series I Shares
	2023		1.40%	2.35%	18.21	35.16	196,721	4,937,648	20.50%	21.65%	0.72%
	2022		1.40%	2.35%	15.03	29.12	220,059	4,581,483	-22.40%	-21.65%	0.89%
	2021		1.40%	2.35%	19.26	37.45	248,876	6,659,287	24.77%	25.96%	0.66%
	2020		1.40%	2.35%	15.35	29.96	272,343	5,761,569	11.20%	12.27%	1.34%
	2019		1.40%	2.35%	13.73	26.88	296,838	5,603,944	25.97%	27.17%	0.92%
Invesco V.I. Core Equity Fund - Series II Shares
	2023		1.30%	2.65%	25.90	36.78	37,183	1,044,863	19.86%	21.50%	0.48%
	2022		1.30%	2.65%	21.46	30.28	45,290	1,070,967	-22.82%	-21.78%	0.63%
	2021		1.30%	2.65%	27.61	38.71	45,226	1,373,234	24.05%	25.74%	0.43%
	2020		1.30%	2.65%	22.11	30.78	54,655	1,322,183	10.60%	12.10%	1.03%
	2019		1.30%	2.65%	19.85	27.46	61,289	1,326,705	25.30%	27.00%	0.17%
Invesco V.I. Diversified Dividend Fund - Series I Shares
	2023		0.35%	0.35%	16.24	16.24	60,051	973,813	8.66%	8.66%	1.85%
	2022		0.35%	0.35%	14.95	14.95	79,227	1,184,403	-2.02%	-2.02%	2.30%
	2021		0.35%	0.35%	15.26	15.26	39,454	601,997	18.48%	18.48%	1.93%
	2020		0.35%	0.40%	12.88	15.30	47,613	620,376	-0.26%	-0.21%	2.77%
	2019		0.35%	0.40%	12.91	15.33	58,955	768,072	24.59%	24.65%	3.16%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Invesco V.I. Diversified Dividend Fund - Series II Shares
	2023		0.00%	1.65%	$11.82	$18.98	1,370,226	$22,320,400	6.99%	8.77%	1.72%
	2022		0.00%	1.65%	11.04	17.51	1,603,365	24,614,502	-3.53%	-1.92%	1.73%
	2021		0.00%	1.65%	13.29	17.93	1,397,888	22,651,671	16.65%	18.48%	2.01%
	2020		0.10%	1.65%	11.36	15.19	1,280,565	17,952,700	-1.77%	-0.23%	2.91%
	2019		0.10%	1.65%	11.53	15.29	1,324,608	18,959,768	22.73%	24.65%	2.66%
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares
	2023		0.35%	1.85%	19.10	24.03	297,379	6,223,754	11.63%	13.32%	1.22%
	2022		0.35%	1.85%	17.11	21.22	444,526	8,226,199	-13.42%	-12.11%	1.09%
	2021		0.35%	1.85%	19.76	24.15	397,135	8,394,359	26.81%	28.72%	1.21%
	2020		0.35%	2.05%	15.59	18.77	346,118	5,660,570	10.68%	12.35%	1.27%
	2019		0.35%	1.85%	14.45	16.72	373,549	5,460,830	27.89%	28.34%	2.40%
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares
	2023		0.10%	3.50%	9.38	23.68	15,498,871	293,299,332	9.53%	13.32%	1.17%
	2022		0.10%	3.30%	13.94	20.94	16,062,398	272,413,212	-14.92%	-12.15%	0.81%
	2021		0.10%	3.30%	16.12	23.88	16,211,890	318,950,401	24.70%	28.76%	1.10%
	2020		0.10%	3.30%	12.68	18.59	15,202,564	236,135,426	8.77%	12.30%	1.33%
	2019		0.10%	3.30%	11.43	16.58	13,948,568	196,609,698	24.29%	28.33%	1.67%
Invesco V.I. Equity and Income Fund - Series I Shares
	2023		0.35%	0.35%	17.09	17.09	53,385	912,250	10.17%	10.17%	2.05%
	2022		0.35%	0.35%	15.51	15.51	59,049	915,886	-7.83%	-7.83%	1.75%
	2021		0.35%	0.35%	16.83	16.83	27,550	463,647	18.24%	18.24%	2.54%
	2020		0.35%	0.35%	14.23	14.23	3,342	47,570	9.57%	9.57%	2.47%
	2019		0.35%	0.35%	12.99	12.99	3,527	45,823	19.94%	19.94%	2.55%
Invesco V.I. Equity and Income Fund - Series II Shares
	2023		0.00%	1.65%	10.11	17.55	1,174,090	17,716,836	8.43%	10.24%	1.80%
	2022		0.00%	1.65%	9.33	16.00	1,052,061	14,765,621	-9.23%	-7.71%	1.50%
	2021		0.00%	1.65%	13.30	17.43	784,608	12,702,304	16.41%	18.24%	1.67%
	2020		0.10%	1.65%	11.39	14.80	811,963	11,377,077	7.86%	9.55%	2.17%
	2019		0.10%	1.65%	10.60	13.97	922,561	12,115,489	18.05%	19.89%	2.17%
Invesco V.I. EQV International Equity Fund - Series I Shares
	2023		0.35%	3.20%	11.99	35.36	128,449	2,268,440	14.42%	17.73%	0.19%
	2022		0.35%	3.20%	10.48	30.49	169,758	2,490,240	-20.88%	-18.59%	1.85%
	2021		0.35%	3.20%	13.24	38.01	141,077	2,676,292	2.55%	5.52%	1.28%
	2020		0.35%	3.20%	12.91	36.57	141,766	2,757,658	10.40%	13.60%	2.51%
	2019		0.35%	3.20%	11.55	32.68	118,734	2,081,486	24.77%	28.13%	1.50%
Invesco V.I. EQV International Equity Fund - Series II Shares
	2023		0.00%	3.40%	8.86	35.17	3,322,769	79,236,649	13.93%	17.87%	0.00%
	2022		0.00%	3.30%	9.31	30.23	3,543,997	72,655,962	-21.15%	-18.50%	1.44%
	2021		0.00%	3.30%	11.81	37.58	3,537,872	91,553,956	2.19%	5.50%	1.10%
	2020		0.10%	3.30%	11.56	36.05	3,307,565	82,073,552	10.05%	13.63%	2.16%
	2019		0.10%	3.30%	10.50	32.11	3,354,808	75,031,915	24.08%	28.11%	1.34%
Invesco V.I. Global Fund - Series II Shares
	2023		0.65%	2.20%	13.88	50.24	159,171	6,444,926	31.53%	33.57%	0.00%
	2022		0.65%	2.20%	18.61	37.62	188,758	5,996,884	-33.42%	-32.38%	0.00%
	2021		0.65%	2.20%	27.92	55.63	173,969	8,366,964	12.65%	14.42%	0.00%
	2020		0.65%	2.20%	24.74	48.62	209,459	8,798,039	24.57%	26.51%	0.42%
	2019		0.65%	2.55%	19.83	38.43	258,694	8,582,552	28.60%	30.60%	0.63%
Invesco V.I. Main Street Small Cap Fund® - Series I Shares
	2023		0.35%	0.75%	19.51	22.55	160,279	3,225,510	17.25%	17.72%	1.47%
	2022		0.35%	0.75%	16.64	19.16	98,979	1,696,549	-16.46%	-16.13%	0.57%
	2021		0.35%	0.75%	19.92	22.86	84,786	1,738,925	21.64%	22.12%	0.34%
	2020		0.35%	0.75%	16.38	18.73	112,109	1,901,289	19.03%	19.51%	0.94%
	2019		0.35%	0.75%	13.76	15.68	38,838	571,950	25.53%	26.03%	0.20%
Invesco V.I. Main Street Small Cap Fund® - Series II Shares
	2023		0.00%	1.65%	10.18	22.22	1,688,102	28,426,946	15.89%	17.82%	0.97%
	2022		0.00%	1.65%	8.78	18.91	1,476,740	21,961,700	-17.42%	-16.04%	0.25%
	2021		0.00%	1.65%	14.85	22.60	1,317,128	25,105,654	20.26%	22.26%	0.20%
	2020		0.00%	1.65%	12.55	18.54	1,102,313	18,283,281	17.68%	19.52%	0.36%
	2019		0.10%	1.65%	10.63	15.54	1,195,112	17,135,467	24.07%	26.01%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Janus Henderson Balanced Portfolio - Service Shares
	2023		1.30%	2.75%	$24.70	$39.28	311,190	$11,427,197	12.01%	13.65%	1.74%
	2022		1.30%	2.75%	22.05	34.56	366,486	11,889,833	-18.88%	-17.70%	0.94%
	2021		1.30%	2.75%	27.18	41.99	404,257	15,970,597	13.74%	15.40%	0.67%
	2020		1.30%	2.75%	21.09	36.39	436,090	14,946,703	10.94%	12.56%	1.46%
	2019		1.30%	2.75%	19.00	32.33	498,402	15,219,007	18.96%	20.69%	1.66%
Janus Henderson Enterprise Portfolio - Service Shares
	2023		1.30%	2.65%	63.14	84.31	84,657	5,120,310	14.70%	16.26%	0.09%
	2022		1.30%	2.65%	39.80	72.52	77,104	4,676,207	-18.35%	-17.23%	0.08%
	2021		1.30%	2.65%	48.55	87.62	83,647	6,154,199	13.49%	15.04%	0.25%
	2020		1.30%	2.65%	42.61	76.17	120,278	7,555,666	16.07%	17.64%	0.00%
	2019		1.30%	2.65%	36.56	64.74	132,885	7,137,194	31.63%	33.41%	0.05%
Janus Henderson Global Research Portfolio - Service Shares
	2023		1.35%	2.20%	26.18	35.51	19,911	501,264	23.72%	24.79%	0.79%
	2022		1.35%	2.20%	21.11	28.45	19,422	442,133	-21.36%	-20.69%	0.89%
	2021		1.35%	2.20%	26.78	35.88	21,725	623,350	15.10%	16.20%	0.36%
	2020		1.35%	2.20%	23.18	30.87	22,724	560,222	17.05%	18.15%	0.52%
	2019		1.35%	2.20%	19.73	26.13	28,434	597,262	25.83%	26.98%	0.83%
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2
	2022		0.30%	2.85%	10.71	13.03	337,473	4,010,465	-20.14%	-18.07%	1.42%
	2021		0.30%	2.85%	13.41	15.53	363,273	5,321,740	6.19%	8.56%	0.82%
	2020		0.65%	2.85%	12.63	14.31	378,517	5,150,441	12.16%	14.65%	1.69%
	2019		0.30%	2.85%	11.29	12.69	432,375	5,174,838	13.36%	16.22%	2.04%
JPMorgan Insurance Trust Income Builder Portfolio - Class 1
	2022		0.35%	0.40%	12.02	12.22	33,779	406,418	-12.65%	-12.60%	3.86%
	2021		0.35%	0.40%	13.75	13.75	34,110	469,603	8.13%	8.13%	2.93%
	2020		0.35%	0.35%	12.72	12.72	32,246	410,048	5.08%	5.08%	3.41%
	2019		0.35%	0.35%	12.10	12.10	28,554	345,550	14.16%	14.16%	4.51%
JPMorgan Insurance Trust Income Builder Portfolio - Class 2
	2022		0.10%	1.65%	10.24	12.14	358,504	3,915,940	-13.94%	-12.59%	3.62%
	2021		0.10%	1.65%	11.87	13.89	393,770	4,990,123	6.45%	8.11%	2.64%
	2020		0.10%	1.65%	11.12	12.85	394,554	4,675,388	3.49%	5.11%	3.26%
	2019		0.10%	1.65%	10.71	12.24	392,098	4,466,970	12.40%	14.15%	3.27%
Lincoln Hedged Nasdaq-100 Fund - Service Class
	2023		0.00%	1.35%	11.25	11.61	69,234	784,648	34.51%	36.33%	0.00%
	2022		0.95%	1.35%	8.37	8.41	88,785	751,814	-18.52%	-18.19%	0.00%
	2021	9/20/21	0.95%	1.35%	10.27	10.28	10,744	110,407	0.03%	2.32%	1.59%
Lincoln Hedged Nasdaq-100 Fund 2 - Service Class
	2023		0.00%	1.35%	9.96	10.24	92,780	932,025	24.66%	26.35%	0.02%
	2022		0.00%	0.00%	8.10	8.10	46,580	373,907	-20.38%	-20.38%	0.31%
	2021	12/20/21	0.00%	0.00%	10.18	10.18	38,843	395,345	2.22%	2.22%	0.00%
Lincoln Hedged S&P 500 Conservative Fund - Service Class
	2023		0.00%	1.65%	10.25	10.66	231,699	2,407,056	8.88%	10.69%	0.00%
	2022	6/2/22	0.00%	1.65%	9.41	9.63	380,682	3,620,188	-3.75%	1.68%	1.38%
Lincoln Hedged S&P 500 Conservative Fund 2 - Service Class
	2023		0.00%	1.65%	11.03	11.42	251,023	2,817,765	13.76%	15.65%	0.00%
	2022		0.00%	0.00%	9.88	9.88	150,978	1,472,038	-1.75%	-1.75%	0.00%
	2021	12/17/21	0.00%	0.00%	10.05	10.05	10,034	100,864	1.19%	1.19%	0.58%
Lincoln Hedged S&P 500 Fund - Service Class
	2023		0.00%	1.65%	10.40	10.82	188,426	1,990,365	12.92%	14.80%	0.01%
	2022		0.95%	1.25%	9.26	9.30	120,703	1,123,906	-10.37%	-10.10%	0.00%
	2021	8/25/21	0.95%	1.25%	10.33	10.35	33,614	347,749	0.73%	2.72%	1.62%
Lincoln Hedged S&P 500 Fund 2 - Service Class
	2023		0.00%	1.35%	10.75	11.06	195,127	2,114,806	15.78%	17.35%	0.01%
	2022		0.95%	0.95%	9.32	9.32	119,874	1,117,194	-7.54%	-7.54%	0.00%
	2021	11/23/21	0.95%	0.95%	10.09	10.09	2,690	27,132	0.98%	0.98%	0.60%
Lincoln iShares® Fixed Income Allocation Fund - Standard Class
	2021		0.75%	0.75%	11.56	11.56	4,172	48,239	-2.33%	-2.33%	1.40%
	2020	8/27/20	0.75%	0.75%	11.84	11.84	4,378	51,826	0.41%	0.41%	1.63%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Lincoln iShares® Global Growth Allocation Fund - Standard Class
	2021		0.75%	0.75%	$16.34	$16.34	35,908	$586,698	13.06%	13.06%	1.77%
	2020		0.75%	0.75%	14.45	14.45	45,407	656,216	12.45%	12.45%	1.65%
	2019		0.75%	0.75%	12.85	12.85	45,795	588,554	21.04%	21.04%	2.64%
Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class
	2021		0.75%	0.75%	16.41	16.41	41,049	673,528	14.64%	14.64%	1.25%
	2020		0.75%	0.75%	14.31	14.31	52,088	745,490	11.32%	11.32%	1.72%
	2019		0.75%	0.75%	12.86	12.86	86,633	1,113,835	20.06%	20.06%	2.13%
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class
	2023		0.00%	1.35%	11.54	11.95	100,746	1,176,449	29.90%	31.67%	0.00%
	2022		0.95%	1.25%	8.90	8.94	45,584	407,984	-15.67%	-15.42%	0.00%
	2021	11/19/21	0.95%	1.25%	10.55	10.57	2,389	25,221	-0.08%	0.33%	0.94%
Lincoln Nasdaq-100 Buffer Fund Mar - Service Class
	2023		0.95%	1.25%	11.25	11.31	14,616	164,949	31.08%	31.47%	0.00%
	2022	4/21/22	0.95%	1.25%	8.58	8.60	43,473	373,831	-11.78%	-10.73%	0.40%
Lincoln Opportunistic Hedged Equity Fund - Service Class
	2023	12/22/23	1.30%	1.30%	10.08	10.08	25,460	256,717	0.24%	0.24%	0.02%
Lincoln S&P 500 Buffer Fund Feb - Service Class
	2023		0.00%	1.65%	10.95	11.30	205,434	2,272,123	15.54%	17.46%	0.03%
	2022	3/10/22	0.00%	1.65%	9.48	9.62	136,386	1,300,030	-5.25%	5.48%	1.25%
Lincoln S&P 500 Buffer Fund May - Service Class
	2023		0.00%	1.35%	11.21	11.62	275,214	3,145,910	15.06%	16.63%	0.02%
	2022		0.40%	1.25%	9.76	9.90	111,699	1,100,290	-8.04%	-7.25%	0.34%
	2021	10/1/21	0.40%	1.25%	10.61	10.67	18,855	200,650	0.57%	3.49%	1.12%
Lincoln S&P 500 Ultra Buffer Fund Feb - Service Class
	2023		0.10%	1.65%	10.63	10.95	190,781	2,045,998	9.57%	11.28%	0.00%
	2022	3/10/22	0.10%	1.65%	9.70	9.84	90,993	886,529	-2.70%	0.32%	0.86%
Lincoln S&P 500 Ultra Buffer Fund May - Service Class
	2023		0.00%	1.35%	10.94	11.33	355,730	3,934,954	11.48%	13.00%	0.00%
	2022		0.95%	0.95%	9.88	9.88	237,442	2,354,915	-3.98%	-3.98%	1.20%
	2021	10/14/21	0.95%	0.95%	10.28	10.28	6,570	67,573	0.90%	0.90%	0.98%
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC
	2023		0.00%	1.65%	8.94	13.22	3,662,730	41,923,199	4.81%	6.55%	5.23%
	2022		0.00%	1.65%	8.53	12.45	3,703,563	40,427,493	-14.23%	-12.80%	3.91%
	2021		0.00%	1.65%	11.56	14.32	4,555,378	58,913,412	1.59%	3.17%	3.62%
	2020		0.10%	1.65%	11.35	13.90	2,923,695	37,322,489	5.55%	7.20%	3.96%
	2019		0.10%	1.65%	10.72	13.00	3,154,345	38,351,237	11.50%	13.24%	4.40%
Lord Abbett Series Fund Developing Growth Portfolio - Class VC
	2023		0.00%	1.65%	9.16	21.59	1,270,470	20,165,497	6.40%	8.17%	0.00%
	2022		0.00%	1.65%	8.39	19.98	1,432,280	21,344,479	-37.03%	-35.98%	0.00%
	2021		0.00%	1.65%	18.98	31.24	1,453,315	35,072,730	-4.34%	-2.84%	0.00%
	2020		0.10%	1.65%	19.78	32.15	1,275,046	33,451,706	69.78%	72.43%	0.00%
	2019		0.10%	1.65%	11.61	18.65	1,165,687	18,429,499	29.61%	31.63%	0.00%
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC
	2023		0.65%	2.55%	13.11	41.25	299,948	10,389,483	11.75%	13.89%	0.58%
	2022		0.65%	2.55%	19.16	36.22	324,860	10,184,570	-14.20%	-12.55%	0.99%
	2021		0.65%	2.55%	22.33	41.42	385,495	14,061,994	24.11%	26.49%	0.78%
	2020		0.65%	2.55%	17.99	32.75	469,085	13,552,228	-0.79%	1.11%	1.26%
	2019		0.65%	2.55%	18.13	32.39	469,612	13,446,981	18.46%	20.73%	1.23%
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC
	2023		0.00%	1.65%	9.53	11.37	4,574,174	48,153,162	3.33%	5.05%	4.31%
	2022		0.00%	1.65%	9.22	10.85	4,794,941	48,509,500	-6.61%	-5.06%	2.93%
	2021		0.00%	1.65%	10.19	11.46	4,404,036	47,346,291	-1.02%	0.53%	2.37%
	2020		0.10%	1.65%	10.45	11.43	3,976,118	42,929,962	1.44%	3.03%	2.78%
	2019		0.10%	1.65%	10.30	11.11	3,924,042	41,481,075	3.34%	4.95%	3.74%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP American Balanced Allocation Fund - Service Class
	2023		0.00%	1.65%	$9.79	$16.48	6,439,117	$87,669,960	11.42%	13.27%	2.57%
	2022		0.00%	1.65%	8.79	14.59	6,508,852	80,890,933	-16.31%	-14.92%	1.72%
	2021		0.00%	1.65%	13.51	17.20	6,021,640	90,599,465	8.44%	10.13%	2.29%
	2020		0.10%	1.65%	12.42	15.65	4,997,719	70,890,514	14.08%	15.86%	1.72%
	2019		0.10%	1.65%	10.86	13.54	4,691,616	58,819,179	15.30%	17.10%	2.32%
LVIP American Balanced Allocation Fund - Standard Class
	2023		0.35%	1.70%	15.29	20.63	914,864	15,247,086	11.76%	13.28%	3.02%
	2022		0.35%	1.70%	13.55	18.25	904,467	13,418,685	-16.07%	-14.93%	2.02%
	2021		0.35%	1.70%	16.00	21.51	854,143	15,084,088	8.76%	10.24%	2.48%
	2020		0.35%	1.70%	14.57	19.56	838,421	13,590,774	14.42%	15.98%	2.13%
	2019		0.35%	1.70%	12.61	16.83	685,092	9,817,051	15.65%	17.22%	2.90%
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class
	2023		0.20%	3.50%	9.33	19.77	26,350,887	474,191,340	5.37%	8.91%	1.31%
	2022		0.20%	3.25%	12.09	18.23	26,937,760	451,029,374	-10.68%	-7.91%	1.69%
	2021		0.20%	3.25%	13.48	19.88	29,764,686	548,777,462	16.93%	20.54%	0.94%
	2020		0.20%	3.25%	13.09	16.55	32,313,869	500,987,004	1.47%	4.61%	0.76%
	2019		0.20%	3.25%	13.03	15.89	32,030,137	480,547,031	23.34%	27.11%	3.15%
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class
	2023		1.25%	2.85%	11.10	12.84	2,407,208	30,242,075	8.28%	10.02%	2.43%
	2022		1.25%	2.85%	10.25	11.67	2,685,480	30,721,000	-18.19%	-16.87%	1.87%
	2021		1.25%	2.85%	12.52	13.99	2,736,760	37,760,651	5.91%	7.57%	2.40%
	2020		1.30%	2.85%	11.81	13.00	2,839,882	36,506,888	6.62%	8.29%	1.59%
	2019		1.30%	2.85%	11.08	12.01	2,858,788	33,991,163	12.69%	14.45%	2.28%
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class
	2023		0.65%	0.90%	16.30	16.79	25,877	423,583	10.80%	11.08%	2.87%
	2022		0.65%	0.90%	14.71	15.11	26,906	397,330	-16.29%	-16.08%	2.19%
	2021		0.65%	0.90%	17.58	18.01	27,959	493,048	8.38%	8.65%	2.75%
	2020		0.65%	0.90%	16.22	16.58	29,267	476,018	9.11%	9.39%	1.94%
	2019		0.65%	0.90%	14.86	15.15	30,174	449,767	15.31%	15.60%	2.55%
LVIP American Global Growth Allocation Managed Risk Fund - Service Class
	2023		1.25%	2.90%	10.94	13.03	5,391,555	68,870,221	10.32%	12.16%	2.24%
	2022		1.25%	2.90%	10.11	11.61	6,194,098	70,665,963	-20.75%	-19.43%	1.17%
	2021		1.25%	2.90%	12.76	14.36	6,676,468	94,720,926	7.62%	9.35%	1.78%
	2020		1.30%	2.90%	11.86	13.14	6,903,068	89,697,706	7.35%	9.08%	1.16%
	2019		1.30%	2.90%	11.05	12.04	7,126,604	85,049,722	13.62%	15.45%	1.75%
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class
	2023		0.65%	0.90%	17.01	17.52	24,637	431,478	12.95%	13.23%	2.74%
	2022		0.65%	0.90%	15.06	15.47	24,914	385,350	-18.86%	-18.66%	1.56%
	2021		0.65%	0.90%	18.56	19.02	25,219	479,566	10.18%	10.45%	2.26%
	2020		0.65%	0.90%	16.85	17.22	25,788	444,004	9.91%	10.18%	1.47%
	2019		0.65%	1.70%	14.40	15.63	28,100	436,981	15.39%	16.61%	2.09%
LVIP American Global Growth Fund - Service Class II
	2023		0.20%	3.30%	8.37	39.42	9,630,381	319,973,427	18.19%	21.91%	0.52%
	2022		0.20%	3.30%	11.35	32.46	10,116,319	281,445,949	-27.46%	-25.17%	0.54%
	2021		0.20%	3.30%	15.35	43.56	11,932,321	434,860,369	12.26%	15.79%	0.00%
	2020		0.20%	3.30%	18.40	37.77	11,274,173	369,121,650	25.77%	29.73%	0.00%
	2019		0.20%	3.30%	14.63	29.23	11,691,185	304,248,747	30.40%	34.51%	1.32%
LVIP American Global Small Capitalization Fund - Service Class II
	2023		0.20%	3.20%	10.63	24.20	2,804,395	56,857,895	12.07%	15.49%	0.00%
	2022		0.20%	3.15%	10.66	21.04	3,030,353	54,945,845	-32.03%	-29.99%	4.27%
	2021		0.20%	3.15%	18.35	30.18	3,006,936	79,440,835	3.00%	6.08%	0.00%
	2020		0.20%	3.15%	17.82	28.56	3,188,298	81,409,181	25.22%	28.97%	0.00%
	2019		0.20%	3.20%	14.16	22.23	3,627,189	72,776,761	26.88%	30.63%	1.38%
LVIP American Growth Allocation Fund - Service Class
	2023		0.00%	1.65%	9.84	17.14	4,113,473	58,581,389	12.68%	14.55%	2.46%
	2022		0.00%	1.65%	8.70	15.01	4,062,185	51,708,759	-17.33%	-15.96%	1.20%
	2021		0.00%	1.65%	13.64	17.91	4,351,373	67,679,917	8.70%	10.39%	2.06%
	2020		0.10%	1.65%	12.51	16.26	3,369,150	49,676,990	14.88%	16.68%	1.32%
	2019		0.10%	1.65%	10.86	13.96	3,328,354	43,219,315	17.25%	19.08%	2.06%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP American Growth Allocation Fund - Standard Class
	2023		0.35%	1.70%	$15.97	$21.89	515,679	$8,652,574	13.02%	14.55%	2.92%
	2022		0.35%	1.70%	14.22	19.15	484,107	7,058,260	-17.08%	-15.95%	1.62%
	2021		0.35%	1.70%	16.94	22.85	471,642	8,198,290	9.02%	10.50%	2.55%
	2020		0.35%	1.70%	15.36	20.73	368,516	5,828,665	15.24%	16.80%	1.68%
	2019		0.35%	1.70%	13.17	17.79	339,983	4,668,395	17.59%	19.19%	4.04%
LVIP American Growth Fund - Service Class II
	2023		0.20%	3.30%	8.76	62.12	32,758,648	1,668,923,503	33.52%	37.72%	0.01%
	2022		0.20%	3.30%	11.99	45.29	32,932,000	1,248,882,049	-32.46%	-30.33%	1.60%
	2021		0.20%	3.30%	17.43	65.27	30,098,487	1,676,915,034	17.63%	21.33%	0.55%
	2020		0.20%	3.30%	21.61	54.01	28,279,433	1,334,869,578	46.63%	51.24%	0.00%
	2019		0.20%	3.30%	14.34	35.85	29,873,629	952,636,064	26.07%	30.04%	1.92%
LVIP American Growth-Income Fund - Service Class II
	2023		0.20%	3.30%	9.77	46.83	33,167,981	1,283,393,295	21.64%	25.47%	1.03%
	2022		0.20%	3.30%	12.32	37.47	32,772,728	1,035,694,611	-19.51%	-16.97%	2.39%
	2021		0.20%	3.30%	15.03	45.31	32,284,511	1,260,805,738	19.67%	23.44%	0.78%
	2020		0.20%	3.30%	15.35	36.85	31,377,936	1,009,688,274	9.47%	12.91%	1.45%
	2019		0.20%	3.30%	13.64	32.77	28,746,622	834,035,032	21.62%	25.45%	2.80%
LVIP American Income Allocation Fund - Standard Class
	2023		0.50%	1.85%	13.82	15.30	6,186	91,712	8.74%	10.22%	1.94%
	2022		0.50%	1.85%	12.54	14.05	15,371	199,359	-14.98%	-13.83%	2.36%
	2021		0.50%	1.85%	16.24	16.50	16,451	248,966	5.42%	5.58%	4.39%
	2020		1.70%	1.85%	15.40	15.63	5,044	78,679	12.08%	12.25%	2.30%
	2019		0.65%	1.85%	13.74	15.25	5,724	80,110	12.20%	13.55%	2.42%
LVIP American International Fund - Service Class II
	2023		0.20%	3.30%	8.06	18.72	17,677,265	276,896,271	11.67%	15.18%	0.94%
	2022		0.20%	3.25%	9.17	16.32	18,495,421	255,728,033	-23.60%	-21.23%	2.44%
	2021		0.20%	3.25%	11.96	20.80	15,390,028	280,015,019	-4.98%	-2.04%	2.14%
	2020		0.20%	3.30%	12.23	21.32	14,793,899	278,645,484	9.88%	13.35%	0.26%
	2019		0.20%	3.30%	11.37	18.89	14,891,906	251,140,717	18.52%	22.19%	1.37%
LVIP American Preservation Fund - Service Class
	2023		0.00%	1.65%	9.07	10.58	1,555,548	14,882,552	2.04%	3.74%	3.21%
	2022		0.00%	1.65%	8.88	10.23	1,868,203	17,524,971	-8.49%	-6.97%	1.58%
	2021		0.00%	1.65%	9.71	11.03	2,053,418	21,097,210	-2.49%	-0.96%	2.15%
	2020		0.10%	1.65%	9.96	11.16	2,660,087	27,890,654	3.71%	5.33%	1.58%
	2019		0.10%	1.65%	9.60	10.61	888,500	8,799,619	2.36%	3.96%	1.99%
LVIP American Preservation Fund - Standard Class
	2023		0.40%	1.90%	9.17	10.83	24,211	248,620	2.14%	3.68%	3.50%
	2022		0.40%	1.90%	8.98	10.45	24,725	245,803	-8.40%	-7.02%	2.13%
	2021		0.40%	1.90%	9.80	11.24	25,787	272,881	-2.39%	-0.92%	1.94%
	2020		0.40%	1.90%	10.04	11.34	58,728	652,270	3.83%	5.40%	2.07%
	2019		0.40%	1.90%	9.67	10.76	21,681	221,984	2.45%	3.99%	1.79%
LVIP Baron Growth Opportunities Fund - Service Class
	2023		0.00%	3.45%	8.13	45.35	9,432,403	311,099,401	13.81%	17.81%	0.00%
	2022		0.00%	3.45%	8.15	38.72	9,293,699	271,561,655	-28.35%	-25.83%	0.00%
	2021		0.00%	3.45%	14.57	52.62	8,843,450	360,971,921	14.69%	18.72%	0.00%
	2020		0.00%	3.45%	18.92	45.65	8,712,878	318,627,707	29.54%	33.95%	0.00%
	2019		0.10%	3.45%	14.19	35.07	9,348,593	262,267,497	31.76%	36.25%	0.00%
LVIP Baron Growth Opportunities Fund - Standard Class
	2023		0.35%	0.80%	22.02	24.74	90,037	2,077,958	17.16%	17.69%	0.00%
	2022		0.35%	0.80%	18.79	21.03	72,561	1,450,095	-26.24%	-25.90%	0.00%
	2021		0.35%	0.80%	25.45	28.39	83,409	2,249,192	18.07%	18.60%	0.00%
	2020		0.35%	0.80%	21.55	23.95	75,633	1,733,926	33.34%	33.94%	0.00%
	2019		0.35%	0.80%	16.15	17.89	63,884	1,106,079	35.64%	36.25%	0.00%
LVIP BlackRock Advantage Allocation Fund - Service Class
	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.92%
	2021		0.10%	3.25%	12.66	17.34	884,830	14,324,408	4.00%	7.34%	1.08%
	2020		0.10%	3.25%	11.97	16.32	800,266	12,243,590	9.24%	12.74%	1.57%
	2019		0.10%	3.25%	10.82	14.63	689,269	9,492,636	12.66%	16.03%	2.92%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP BlackRock Advantage Allocation Fund - Standard Class
	2022		0.00%	0.00%	$—	$—	—	$—	0.00%	0.00%	1.03%
	2021		0.35%	1.85%	14.33	16.62	37,384	537,241	5.73%	7.33%	1.32%
	2020		0.35%	1.85%	13.92	15.72	37,651	504,228	11.05%	12.56%	2.60%
	2019		0.50%	1.85%	12.36	14.15	1,588	20,654	14.53%	16.08%	2.57%
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class
	2023		0.10%	3.25%	9.92	25.24	68,902,796	1,358,929,661	5.63%	9.01%	2.40%
	2022		0.10%	3.20%	11.96	23.27	72,661,883	1,333,601,945	-5.60%	-2.63%	2.03%
	2021		0.10%	3.20%	12.87	24.02	78,748,772	1,507,964,616	18.90%	22.64%	1.80%
	2020		0.10%	3.20%	10.65	19.68	88,276,646	1,398,802,832	-2.31%	0.77%	1.91%
	2019		0.10%	3.20%	10.94	19.85	84,720,363	1,349,908,838	14.57%	18.18%	2.24%
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
	2023		0.35%	0.75%	16.99	33.93	13,675	331,365	8.57%	9.01%	2.67%
	2022		0.35%	0.75%	15.65	31.21	14,506	324,428	-3.01%	-2.62%	2.30%
	2021		0.35%	0.75%	16.14	32.13	16,630	384,792	22.15%	22.64%	2.01%
	2020		0.35%	0.75%	13.21	26.26	28,718	484,626	0.36%	0.76%	2.00%
	2019		0.35%	0.75%	13.16	26.13	29,472	497,111	17.70%	18.18%	1.94%
LVIP BlackRock Global Allocation Fund - Service Class
	2023		0.00%	3.45%	8.79	22.54	44,884,352	824,735,062	9.50%	13.35%	2.47%
	2022	6/3/22	0.00%	3.45%	8.01	20.01	49,703,142	829,787,029	-6.95%	5.70%	0.23%
LVIP BlackRock Global Allocation Fund - Standard Class
	2023		0.35%	2.20%	9.05	23.52	492,136	7,921,170	11.15%	13.23%	2.83%
	2022	6/3/22	0.35%	2.20%	8.14	20.83	488,798	7,049,196	-6.14%	1.67%	0.38%
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class
	2023		0.30%	3.45%	8.42	12.98	55,571,380	624,399,724	7.48%	10.92%	2.27%
	2022		0.30%	3.45%	8.56	11.71	62,723,157	643,710,175	-20.85%	-18.31%	2.46%
	2021		0.20%	3.45%	10.80	14.33	68,181,919	867,936,685	3.72%	7.04%	4.45%
	2020		0.30%	3.45%	10.39	13.39	72,284,230	870,741,518	6.67%	10.09%	1.59%
	2019		0.30%	3.45%	9.73	12.16	77,669,194	860,861,024	12.28%	15.88%	1.55%
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class
	2023		0.90%	1.70%	11.59	12.62	5,203	61,572	9.77%	10.65%	2.70%
	2022		0.90%	1.70%	10.56	11.41	5,352	57,603	-19.17%	-18.52%	2.81%
	2021		0.90%	1.70%	13.06	14.00	5,596	74,358	5.92%	6.77%	4.81%
	2020		0.90%	1.70%	12.33	13.11	5,735	71,816	8.94%	9.82%	0.97%
	2019		0.60%	1.70%	11.32	12.18	13,047	154,629	14.67%	15.93%	2.28%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class
	2023		0.20%	3.25%	8.74	13.41	29,155,035	365,013,135	7.73%	11.06%	1.81%
	2022		0.20%	3.25%	9.34	12.11	31,341,525	357,834,552	-19.48%	-16.98%	1.16%
	2021		0.20%	3.25%	11.49	14.63	33,142,562	461,645,617	8.72%	12.08%	0.94%
	2020		0.20%	3.25%	11.59	13.09	35,366,087	445,342,297	-1.63%	1.42%	1.16%
	2019		0.20%	3.25%	11.79	12.96	35,100,790	441,261,497	13.88%	17.29%	1.87%
LVIP BlackRock Inflation Protected Bond Fund - Service Class
	2023		0.00%	3.50%	7.86	12.31	70,792,420	764,938,267	1.21%	4.81%	2.08%
	2022		0.00%	3.50%	7.74	11.82	77,529,454	811,065,295	-8.22%	-4.95%	8.84%
	2021		0.00%	3.50%	8.42	12.51	79,801,226	889,724,191	0.82%	4.41%	6.66%
	2020		0.00%	3.50%	8.33	12.06	67,279,290	729,291,156	1.40%	4.91%	0.16%
	2019		0.10%	3.50%	8.19	11.56	69,889,718	732,840,789	2.25%	5.52%	2.00%
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
	2023		0.35%	2.25%	9.49	12.79	913,465	10,645,760	2.73%	4.70%	1.96%
	2022		0.35%	2.25%	9.24	12.25	1,323,950	14,732,276	-6.82%	-5.04%	8.81%
	2021		0.35%	2.25%	9.92	12.93	1,229,225	14,422,156	2.34%	4.31%	8.84%
	2020		0.35%	2.25%	9.69	12.43	551,729	6,251,497	2.93%	4.91%	0.18%
	2019		0.35%	2.25%	9.42	11.88	363,651	3,986,889	3.54%	5.52%	2.31%
LVIP BlackRock Real Estate Fund - Service Class
	2023		0.00%	3.30%	7.60	18.02	7,197,106	72,876,161	9.13%	12.79%	2.66%
	2022		0.00%	3.20%	7.33	16.35	7,884,637	71,681,659	-31.07%	-28.82%	1.34%
	2021		0.00%	3.20%	10.60	23.66	7,935,706	102,574,460	23.68%	27.57%	6.53%
	2020		0.10%	3.20%	8.54	19.08	8,816,878	90,210,140	-5.52%	-2.54%	5.31%
	2019		0.10%	3.20%	9.01	20.15	8,939,935	95,284,039	20.68%	24.48%	3.24%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP BlackRock Real Estate Fund - Standard Class
	2023		0.35%	0.75%	$11.08	$12.95	204,438	$2,358,390	12.22%	12.67%	3.21%
	2022		0.35%	0.75%	9.87	11.50	212,284	2,195,824	-29.18%	-28.89%	1.68%
	2021		0.35%	0.75%	13.94	16.18	204,814	2,977,667	27.06%	27.57%	7.12%
	2020		0.35%	0.75%	10.97	12.69	177,657	2,033,936	-2.94%	-2.55%	5.91%
	2019		0.35%	0.75%	11.30	13.03	131,255	1,555,290	23.98%	24.48%	3.90%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class
	2023		0.20%	3.20%	10.35	14.26	39,598,487	528,771,830	8.43%	11.73%	1.60%
	2022		0.20%	3.20%	9.70	12.82	41,277,156	499,480,438	-19.43%	-16.97%	1.07%
	2021		0.20%	3.20%	11.92	15.51	42,306,688	624,692,021	10.66%	14.03%	0.92%
	2020		0.20%	3.20%	10.67	13.66	44,063,125	578,233,639	-0.26%	2.78%	1.12%
	2019		0.20%	3.25%	12.17	13.35	38,877,685	502,645,730	14.74%	18.24%	1.66%
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class
	2023		0.20%	3.50%	9.24	39.24	39,632,969	1,255,836,680	29.22%	33.55%	0.16%
	2022		0.20%	3.25%	11.94	29.72	44,217,277	1,065,179,793	-29.26%	-27.06%	0.00%
	2021		0.20%	3.25%	16.81	41.22	41,914,870	1,408,308,301	26.36%	30.28%	0.00%
	2020		0.20%	3.25%	13.79	32.01	44,861,100	1,174,700,984	19.56%	23.27%	0.15%
	2019		0.20%	3.25%	11.20	26.27	42,054,850	906,351,894	15.87%	19.40%	0.51%
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
	2023		1.30%	3.10%	9.33	41.73	70,223	2,081,833	30.06%	32.42%	0.39%
	2022		1.30%	3.20%	14.95	31.52	81,637	1,867,196	-29.04%	-27.68%	0.00%
	2021		1.30%	3.20%	21.06	43.58	74,658	2,567,107	26.74%	29.17%	0.00%
	2020		1.30%	3.20%	16.62	33.74	84,539	2,273,789	19.92%	22.22%	0.35%
	2019		1.30%	3.20%	13.86	27.61	100,970	2,247,802	16.16%	18.38%	0.68%
LVIP Blended Mid Cap Managed Volatility Fund - Service Class
	2023		0.20%	3.25%	8.20	24.90	40,127,118	721,748,081	13.70%	17.22%	0.04%
	2022		0.20%	3.25%	10.86	21.50	43,484,191	676,699,110	-26.20%	-23.91%	0.00%
	2021		0.20%	3.25%	14.66	29.04	42,644,386	883,765,891	9.39%	12.78%	0.00%
	2020		0.20%	3.25%	14.96	26.47	44,685,987	832,117,841	23.33%	27.15%	0.00%
	2019		0.20%	3.25%	11.84	21.40	46,940,899	695,750,916	20.67%	24.37%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
	2023		0.65%	1.10%	33.30	35.53	3,778	129,794	16.47%	16.99%	0.28%
	2022		0.65%	1.10%	28.59	30.37	4,008	117,879	-24.40%	-24.06%	0.00%
	2021		0.65%	1.10%	37.83	40.00	4,204	163,159	12.05%	12.55%	0.00%
	2020		0.65%	1.10%	34.55	35.54	4,330	149,663	26.57%	26.88%	0.00%
	2019		0.65%	0.90%	27.30	28.01	3,972	109,064	23.80%	24.11%	0.00%
LVIP Channing Small Cap Value Fund - Service Class
	2023		1.30%	2.60%	10.15	10.33	598,667	6,179,335	16.58%	18.11%	1.69%
	2022	8/25/22	1.30%	2.70%	8.70	8.75	32,232	281,649	-10.37%	-2.61%	0.57%
LVIP Channing Small Cap Value Fund - Standard Class
	2023		0.50%	0.70%	10.45	10.48	59,579	624,473	19.10%	19.34%	1.99%
	2022	11/23/22	0.50%	0.70%	8.78	8.78	427	3,755	-6.54%	1.93%	0.00%
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class
	2023		0.30%	3.30%	9.32	20.07	24,613,870	450,655,021	18.15%	21.74%	0.69%
	2022		0.30%	3.30%	11.70	16.54	28,750,251	437,886,654	-20.41%	-17.99%	0.53%
	2021		0.30%	3.50%	15.77	20.24	30,717,266	577,910,713	17.44%	21.25%	0.19%
	2020		0.30%	3.50%	12.94	16.75	34,397,784	540,461,904	10.52%	14.11%	0.56%
	2019		0.30%	3.50%	11.36	14.73	37,250,051	519,138,469	15.19%	18.58%	1.44%
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class
	2023		0.65%	1.70%	18.72	20.79	3,747	75,708	20.47%	21.74%	1.06%
	2022		0.65%	1.70%	15.54	17.08	4,145	68,892	-18.84%	-17.98%	0.91%
	2021		0.65%	1.70%	19.14	20.82	4,148	84,214	19.99%	21.25%	0.54%
	2020		0.65%	1.70%	15.95	17.17	4,582	76,869	12.92%	14.12%	0.93%
	2019		0.65%	1.70%	14.13	15.05	4,813	70,920	17.36%	18.60%	1.48%
LVIP ClearBridge Large Cap Managed Volatility Fund - Service Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.10%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Bond Fund - Service Class
	2023		0.00%	3.55%	$8.08	$15.40	289,699,535	$3,791,316,692	1.88%	5.57%	2.88%
	2022		0.00%	3.45%	7.90	14.67	285,255,687	3,599,185,751	-16.92%	-14.00%	2.75%
	2021		0.00%	3.50%	9.49	17.16	303,331,976	4,533,268,383	-5.51%	-2.24%	1.73%
	2020		0.10%	3.50%	10.02	17.64	274,148,339	4,248,993,240	5.77%	9.37%	2.08%
	2019		0.10%	3.45%	9.46	16.21	266,540,205	3,830,010,243	5.14%	8.72%	2.81%
LVIP Delaware Bond Fund - Standard Class
	2023		0.35%	3.30%	8.53	20.09	3,220,146	48,443,545	2.49%	5.56%	3.02%
	2022		0.35%	3.30%	8.32	19.23	3,556,147	51,388,797	-16.50%	-14.00%	3.07%
	2021		0.35%	3.30%	9.96	22.60	3,727,138	65,486,600	-4.99%	-2.14%	1.98%
	2020		0.35%	3.30%	10.49	23.34	3,691,867	68,457,406	6.30%	9.48%	2.34%
	2019		0.35%	3.30%	9.87	21.54	3,811,955	66,336,120	5.66%	8.82%	2.98%
LVIP Delaware Diversified Floating Rate Fund - Service Class
	2023		0.00%	3.45%	7.88	11.33	66,707,981	652,351,799	1.74%	5.31%	4.84%
	2022		0.00%	3.30%	7.72	10.76	71,922,112	677,188,695	-3.40%	-0.16%	2.05%
	2021		0.00%	3.30%	7.99	10.79	77,924,053	745,053,580	-3.11%	0.04%	0.96%
	2020		0.10%	3.30%	8.24	10.79	72,991,627	708,395,439	-2.16%	1.02%	1.23%
	2019		0.10%	3.30%	8.41	10.72	79,904,121	778,902,189	0.95%	4.24%	2.43%
LVIP Delaware Diversified Floating Rate Fund - Standard Class
	2023		0.35%	2.20%	9.34	11.59	451,338	5,017,699	3.27%	5.20%	3.86%
	2022		0.35%	2.15%	9.04	11.04	725,540	7,705,319	-2.03%	-0.25%	2.78%
	2021		0.35%	2.15%	9.23	11.10	327,251	3,432,185	-1.73%	0.05%	1.24%
	2020		0.35%	2.15%	9.39	11.12	289,047	3,045,009	-0.79%	1.01%	1.58%
	2019		0.35%	2.15%	9.47	11.04	280,535	2,937,942	2.38%	4.24%	2.74%
LVIP Delaware Diversified Income Fund - Service Class
	2023		0.00%	3.50%	8.29	16.98	120,996,784	1,769,055,058	2.29%	5.94%	3.77%
	2022		0.00%	3.45%	8.08	16.24	121,823,772	1,721,737,375	-17.04%	-14.12%	2.90%
	2021		0.00%	3.45%	9.72	19.16	133,460,541	2,249,035,437	-4.96%	-1.62%	4.37%
	2020		0.00%	3.45%	10.21	19.73	123,884,798	2,161,748,531	6.94%	10.58%	2.43%
	2019		0.10%	3.45%	9.53	18.06	125,698,979	2,017,168,236	6.35%	9.97%	2.62%
LVIP Delaware Diversified Income Fund - Standard Class
	2023		0.35%	2.15%	8.62	16.32	1,527,898	18,563,830	3.98%	5.87%	4.22%
	2022		0.35%	2.15%	9.68	15.46	1,413,255	16,450,646	-15.69%	-14.16%	3.27%
	2021		0.35%	2.15%	11.71	18.05	1,448,011	20,061,189	-3.40%	-1.64%	4.98%
	2020		0.35%	2.15%	11.95	18.40	1,230,935	17,523,075	8.68%	10.65%	2.52%
	2019		0.35%	2.15%	10.84	16.67	1,105,630	14,407,947	8.09%	10.05%	2.79%
LVIP Delaware High Yield Fund - Service Class
	2023		0.00%	3.40%	9.30	31.24	3,713,085	77,051,779	8.58%	12.34%	6.47%
	2022		0.00%	3.05%	8.99	28.20	3,593,992	71,675,953	-14.32%	-11.66%	5.56%
	2021		0.00%	3.15%	12.85	32.38	3,974,239	95,615,202	1.35%	3.91%	9.08%
	2020		0.65%	3.15%	12.68	31.39	4,185,060	100,370,821	3.58%	6.20%	5.82%
	2019		0.65%	3.15%	12.24	29.79	4,601,707	105,163,601	12.52%	15.37%	6.52%
LVIP Delaware High Yield Fund - Standard Class
	2023		0.35%	2.35%	10.06	32.17	132,785	2,278,412	10.05%	12.27%	8.12%
	2022		0.35%	2.35%	9.00	29.09	86,313	1,682,366	-13.47%	-11.72%	5.41%
	2021		0.35%	2.35%	24.65	33.45	96,666	2,184,224	2.49%	3.46%	9.49%
	2020		1.40%	2.35%	23.82	32.47	87,116	2,115,634	4.75%	5.75%	6.11%
	2019		1.40%	2.35%	22.52	30.85	97,844	2,248,162	13.73%	14.81%	6.80%
LVIP Delaware Limited-Term Diversified Income Fund - Service Class
	2023		0.00%	3.45%	7.77	13.10	81,531,720	913,334,220	1.13%	4.68%	3.14%
	2022		0.00%	3.45%	7.67	12.59	87,588,842	951,864,466	-7.65%	-4.40%	2.07%
	2021		0.00%	3.45%	8.28	13.24	101,738,457	1,173,430,305	-4.26%	-1.24%	1.35%
	2020		0.20%	3.30%	8.64	13.46	99,339,834	1,174,651,648	0.74%	3.91%	1.50%
	2019		0.20%	3.30%	8.57	13.01	100,715,772	1,158,773,216	1.40%	4.59%	2.42%
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class
	2023		0.35%	2.20%	9.25	12.64	329,688	3,535,915	2.71%	4.63%	3.50%
	2022		0.35%	2.15%	9.00	12.11	297,296	3,123,008	-6.16%	-4.45%	2.36%
	2021		0.35%	2.15%	9.59	12.70	422,397	4,617,031	-2.79%	-1.17%	2.00%
	2020		0.50%	2.15%	9.87	12.87	297,266	3,341,303	2.09%	3.79%	1.78%
	2019		0.50%	2.15%	9.67	12.41	251,130	2,740,252	2.97%	4.68%	2.71%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Mid Cap Value Fund - Service Class
	2023		0.00%	3.25%	$9.51	$33.82	6,338,136	$146,975,174	7.31%	10.86%	1.33%
	2022		0.00%	3.25%	9.66	31.42	6,472,097	136,887,029	-12.10%	-9.19%	1.22%
	2021		0.00%	3.25%	16.58	35.63	5,994,420	147,022,374	27.25%	31.20%	1.03%
	2020		0.20%	3.25%	13.01	27.92	6,414,346	122,302,684	-3.04%	-0.14%	2.48%
	2019		0.30%	3.25%	13.40	28.71	5,839,500	113,150,904	25.81%	29.58%	0.93%
LVIP Delaware Mid Cap Value Fund - Standard Class
	2023		0.35%	0.75%	10.68	10.80	123,818	1,333,866	10.41%	10.85%	1.26%
	2022		0.35%	0.75%	9.68	9.74	170,603	1,660,129	-9.55%	-9.19%	2.26%
	2021	7/6/21	0.35%	0.75%	10.70	13.52	30,895	333,317	0.22%	10.42%	3.57%
LVIP Delaware SMID Cap Core Fund - Service Class
	2023		0.00%	3.25%	9.08	58.44	4,354,938	157,820,039	12.39%	16.10%	0.94%
	2022		0.00%	3.20%	12.43	51.04	4,249,462	142,674,391	-16.70%	-13.99%	0.18%
	2021		0.00%	3.20%	14.69	60.32	4,509,542	189,241,032	18.96%	22.70%	0.57%
	2020		0.10%	3.20%	14.36	50.03	4,935,662	177,852,620	7.25%	10.63%	0.29%
	2019		0.10%	3.20%	13.15	46.02	5,297,746	177,161,600	25.18%	29.12%	0.30%
LVIP Delaware SMID Cap Core Fund - Standard Class
	2023		0.35%	2.50%	18.12	67.55	109,004	5,344,029	13.58%	16.05%	1.12%
	2022		0.35%	2.50%	16.08	58.82	102,187	4,998,038	-15.86%	-14.03%	0.41%
	2021		0.35%	2.50%	18.71	69.15	122,761	6,978,063	20.14%	22.75%	0.97%
	2020		0.35%	2.50%	15.24	56.93	139,295	6,304,349	8.34%	10.70%	0.57%
	2019		0.35%	2.50%	13.77	51.97	165,314	6,597,353	26.43%	29.18%	0.57%
LVIP Delaware Social Awareness Fund - Service Class
	2023		0.00%	3.25%	9.75	56.08	1,922,676	74,477,947	25.58%	29.72%	0.67%
	2022		0.00%	3.25%	11.54	43.82	2,022,651	63,377,951	-22.56%	-19.99%	0.78%
	2021		0.00%	3.25%	20.17	55.51	2,093,724	85,559,839	21.96%	25.62%	0.50%
	2020		0.30%	3.25%	16.51	44.66	2,084,501	69,846,757	15.45%	18.91%	0.96%
	2019		0.30%	3.25%	14.28	37.95	2,268,109	65,455,651	27.31%	31.12%	1.74%
LVIP Delaware Social Awareness Fund - Standard Class
	2023		0.35%	2.80%	9.92	60.62	167,671	7,112,017	26.58%	29.72%	1.01%
	2022		0.35%	2.70%	17.84	47.17	161,156	5,803,809	-21.85%	-19.99%	1.12%
	2021		0.35%	2.70%	22.39	59.54	158,015	7,742,423	23.07%	25.99%	0.81%
	2020		0.35%	2.70%	17.84	47.97	173,676	6,891,094	16.50%	19.27%	1.30%
	2019		0.35%	2.70%	15.02	40.83	191,945	6,480,771	28.46%	31.52%	1.93%
LVIP Delaware U.S. Growth Fund - Service Class
	2023		0.00%	3.30%	9.92	58.95	6,645,067	311,520,063	43.11%	47.90%	0.00%
	2022		0.00%	3.30%	10.03	40.38	7,725,415	254,306,873	-30.23%	-27.88%	0.00%
	2021		0.00%	3.30%	22.43	56.72	7,720,120	365,135,633	13.92%	17.63%	0.00%
	2020		0.10%	3.30%	19.69	48.81	8,848,845	361,244,123	39.03%	43.54%	0.00%
	2019		0.10%	3.30%	14.16	34.41	10,831,828	311,253,627	22.76%	26.75%	0.00%
LVIP Delaware U.S. Growth Fund - Standard Class
	2023		0.35%	0.75%	26.47	27.26	18,382	500,235	47.24%	47.83%	0.00%
	2022		0.35%	0.75%	17.98	18.44	7,601	139,606	-28.20%	-27.92%	0.00%
	2021		0.35%	0.75%	25.04	29.42	16,817	431,395	17.21%	17.68%	0.00%
	2020		0.35%	0.75%	21.74	21.74	7,512	163,704	43.63%	43.63%	0.00%
	2019		0.35%	0.35%	15.14	15.14	9,711	146,999	26.81%	26.81%	0.00%
LVIP Delaware U.S. REIT Fund - Service Class
	2023		0.00%	3.40%	8.24	44.30	4,693,953	109,266,502	8.49%	12.24%	3.08%
	2022		0.00%	3.20%	9.12	40.03	4,881,327	105,769,861	-27.88%	-25.53%	2.81%
	2021		0.00%	3.20%	13.14	54.51	5,138,342	157,555,517	38.06%	42.40%	2.38%
	2020		0.10%	3.20%	9.34	38.78	5,899,213	127,936,193	-13.46%	-10.73%	1.66%
	2019		0.10%	3.20%	10.60	44.01	5,875,954	147,878,160	22.52%	26.37%	1.87%
LVIP Delaware U.S. REIT Fund - Standard Class
	2023		0.35%	2.35%	11.45	55.12	250,223	4,259,112	9.96%	12.18%	3.37%
	2022		0.35%	2.35%	10.24	49.65	258,169	3,969,576	-27.04%	-25.56%	3.14%
	2021		0.35%	2.35%	13.82	67.41	258,823	6,574,384	39.75%	42.57%	2.92%
	2020		0.35%	2.35%	9.73	47.78	208,862	3,566,752	-12.49%	-10.72%	1.98%
	2019		0.35%	2.35%	10.94	54.08	174,141	3,831,186	23.86%	26.37%	2.07%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Value Fund - Service Class
	2023		0.00%	3.45%	$9.46	$42.10	8,802,950	$249,472,634	-0.32%	3.18%	1.37%
	2022		0.00%	3.45%	13.22	41.44	9,310,716	268,314,977	-6.83%	-3.56%	1.42%
	2021		0.00%	3.45%	13.71	43.77	10,070,333	319,470,427	17.91%	22.04%	4.93%
	2020		0.00%	3.45%	12.63	36.54	11,384,589	303,318,474	-3.26%	0.03%	1.85%
	2019		0.10%	3.45%	12.79	37.17	12,345,942	336,344,731	15.54%	19.48%	1.48%
LVIP Delaware Value Fund - Standard Class
	2023		0.35%	3.00%	13.36	44.33	166,077	4,520,756	0.43%	3.13%	1.59%
	2022		0.35%	3.00%	13.30	43.64	195,570	5,356,925	-6.13%	-3.61%	1.70%
	2021		0.35%	3.00%	14.17	45.95	239,925	6,861,613	18.80%	21.99%	5.48%
	2020		0.35%	3.00%	11.93	38.24	332,397	7,948,921	-2.56%	0.06%	1.97%
	2019		0.35%	3.00%	12.24	38.79	327,719	7,545,400	16.43%	19.55%	1.76%
LVIP Delaware Wealth Builder Fund - Service Class
	2023		0.30%	3.45%	10.50	24.93	806,006	15,822,391	5.92%	9.31%	2.52%
	2022		0.75%	3.45%	10.25	23.04	839,673	15,566,389	-14.44%	-12.09%	2.00%
	2021		0.75%	3.45%	11.88	26.37	867,380	18,539,890	7.73%	10.67%	1.83%
	2020		0.10%	3.45%	10.99	23.97	893,023	17,402,800	1.78%	5.24%	1.80%
	2019		0.10%	3.45%	10.88	23.06	874,645	16,637,639	11.69%	15.49%	2.81%
LVIP Delaware Wealth Builder Fund - Standard Class
	2023		0.50%	3.20%	9.28	26.51	108,812	2,482,056	6.45%	9.36%	2.72%
	2022		1.30%	3.20%	11.22	24.44	119,213	2,618,985	-14.01%	-12.36%	2.16%
	2021		1.30%	3.20%	13.05	27.89	129,351	3,295,952	8.26%	10.34%	1.97%
	2020		1.30%	3.20%	12.05	25.27	145,041	3,366,759	2.29%	4.25%	1.89%
	2019		1.30%	3.20%	11.78	24.24	182,307	4,097,808	12.26%	14.41%	2.76%
LVIP Dimensional International Core Equity Fund - Service Class
	2023		0.00%	3.45%	9.15	15.36	12,652,619	158,867,687	11.80%	15.72%	2.79%
	2022		0.00%	3.45%	9.48	13.29	13,034,738	143,656,522	-16.57%	-13.64%	3.64%
	2021		0.00%	3.45%	11.12	15.40	10,182,059	132,000,228	9.11%	12.94%	2.21%
	2020		0.00%	3.45%	9.98	13.65	9,118,581	105,627,085	3.15%	6.50%	1.63%
	2019		0.10%	3.30%	9.49	12.82	8,127,286	89,714,991	16.62%	20.41%	2.39%
LVIP Dimensional International Core Equity Fund - Standard Class
	2023		0.35%	2.05%	12.25	15.41	1,313,906	19,428,186	13.66%	15.61%	3.07%
	2022		0.35%	2.05%	10.78	13.33	1,307,659	16,667,023	-15.18%	-13.72%	3.47%
	2021		0.35%	2.05%	12.71	15.45	1,291,471	19,077,639	10.92%	12.82%	2.49%
	2020		0.35%	2.05%	11.46	13.69	1,187,798	15,556,040	4.70%	6.49%	2.15%
	2019		0.35%	2.05%	10.94	12.86	837,454	10,435,299	18.39%	20.42%	2.47%
LVIP Dimensional International Equity Managed Volatility Fund - Service Class
	2023		0.10%	3.25%	9.31	13.98	44,277,289	511,045,511	12.68%	16.29%	3.21%
	2022		0.10%	3.25%	8.26	12.02	48,759,923	490,719,751	-14.22%	-11.47%	2.86%
	2021		0.10%	3.25%	9.62	13.58	52,160,401	600,368,749	11.40%	14.96%	2.78%
	2020		0.10%	3.25%	8.63	11.86	56,012,929	568,989,777	-9.64%	-6.75%	1.60%
	2019		0.10%	3.25%	9.44	12.82	48,751,080	538,074,901	12.85%	16.40%	2.56%
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class
	2023		0.35%	2.05%	11.40	14.16	179,423	2,371,091	14.32%	16.28%	3.72%
	2022		0.35%	1.85%	9.95	12.18	186,661	2,149,875	-12.78%	-11.46%	3.34%
	2021		0.35%	1.85%	11.41	13.75	193,160	2,505,371	13.26%	14.97%	3.03%
	2020		0.35%	1.85%	10.06	11.96	178,682	2,020,390	-8.14%	-6.75%	1.88%
	2019		0.35%	1.85%	10.79	12.66	153,840	1,869,672	14.67%	16.35%	2.77%
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class
	2023		0.00%	3.45%	9.70	43.27	9,231,032	269,002,589	18.21%	22.36%	1.07%
	2022		0.00%	3.45%	12.26	35.58	8,917,116	219,391,516	-18.41%	-15.54%	1.05%
	2021		0.00%	3.45%	14.66	42.38	8,643,998	262,507,566	22.79%	27.10%	0.86%
	2020		0.00%	3.45%	15.05	33.55	8,232,197	206,784,765	12.07%	15.88%	1.23%
	2019		0.10%	3.45%	13.43	29.09	7,582,625	172,010,916	25.26%	29.53%	1.74%
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	2023		0.35%	2.05%	22.55	56.91	1,115,588	26,243,562	20.29%	22.35%	1.40%
	2022		0.35%	2.05%	18.50	46.63	1,075,743	21,067,064	-16.97%	-15.54%	1.33%
	2021		0.35%	2.05%	21.99	55.35	1,103,378	26,207,912	24.96%	27.10%	1.24%
	2020		0.35%	2.05%	17.37	43.65	809,284	15,789,624	14.04%	15.99%	1.85%
	2019		0.35%	2.05%	15.04	37.73	559,397	9,981,488	27.47%	29.66%	2.14%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class
	2023		0.00%	3.45%	$9.82	$22.65	9,167,529	$179,673,779	17.24%	21.35%	1.04%
	2022		0.00%	3.45%	12.58	18.69	8,683,374	142,584,192	-17.04%	-14.12%	1.09%
	2021		0.00%	3.45%	14.79	21.78	7,924,604	154,664,098	23.14%	27.46%	0.93%
	2020		0.00%	3.45%	12.64	17.11	7,470,540	116,450,873	11.37%	14.93%	1.19%
	2019		0.10%	3.25%	11.13	14.88	6,765,207	93,278,460	24.40%	28.38%	1.20%
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class
	2023		0.35%	2.05%	19.69	22.72	963,142	21,307,083	19.18%	21.22%	1.28%
	2022		0.35%	2.05%	16.52	18.75	942,260	17,202,860	-15.66%	-14.21%	1.38%
	2021		0.35%	2.05%	19.59	21.87	848,702	18,085,717	25.18%	27.32%	1.23%
	2020		0.35%	2.05%	15.65	17.19	748,596	12,538,587	13.00%	14.94%	1.51%
	2019		0.35%	2.05%	13.85	14.96	680,607	9,936,372	26.21%	28.37%	1.36%
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class
	2023		0.00%	3.25%	9.76	30.16	35,243,385	873,827,170	17.76%	21.64%	0.93%
	2022		0.00%	3.25%	12.41	25.00	38,312,106	793,073,395	-17.63%	-14.90%	0.79%
	2021		0.00%	3.25%	15.50	29.63	40,863,811	1,010,379,079	23.31%	27.25%	0.76%
	2020		0.10%	3.25%	12.45	23.46	46,940,074	925,557,740	11.33%	14.89%	0.85%
	2019		0.10%	3.25%	10.88	20.57	50,885,465	884,712,324	15.46%	19.16%	0.99%
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
	2023		0.35%	1.70%	19.72	28.79	271,980	6,144,800	19.89%	21.52%	1.31%
	2022		0.35%	1.85%	16.30	23.75	238,690	4,528,799	-16.25%	-14.98%	1.08%
	2021		0.35%	1.85%	19.40	28.00	237,975	5,329,085	25.35%	27.25%	1.18%
	2020		0.35%	1.85%	15.30	22.06	195,226	3,585,355	13.18%	14.89%	1.13%
	2019		0.35%	1.85%	13.37	19.25	208,016	3,381,598	17.38%	19.16%	1.27%
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class
	2023		0.30%	3.50%	9.44	22.74	22,176,082	451,285,229	20.52%	24.44%	0.68%
	2022		0.30%	3.25%	13.15	18.33	24,822,315	411,688,169	-21.79%	-19.44%	0.63%
	2021		0.30%	3.25%	16.02	22.82	26,324,083	549,779,014	22.50%	26.16%	0.97%
	2020		0.30%	3.25%	13.29	18.14	29,105,093	488,283,730	16.07%	19.49%	0.33%
	2019		0.30%	3.20%	11.12	15.23	29,299,726	416,422,262	15.85%	19.26%	0.91%
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class
	2023		0.65%	1.70%	21.00	23.48	3,330	75,847	23.14%	24.44%	1.02%
	2022		0.65%	1.70%	17.05	18.86	3,768	69,056	-20.29%	-19.45%	0.71%
	2021		0.60%	1.70%	21.39	23.52	6,376	147,275	24.84%	26.22%	1.34%
	2020		0.60%	1.70%	17.13	18.63	6,915	126,579	18.23%	19.54%	0.64%
	2019		0.60%	1.70%	14.49	15.59	7,770	119,198	18.02%	19.32%	1.25%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class
	2023		0.30%	3.25%	9.51	21.68	59,143,942	818,775,419	13.21%	16.60%	1.33%
	2022		0.30%	3.25%	9.76	18.69	66,335,779	797,205,660	-15.09%	-12.54%	1.27%
	2021		0.10%	3.25%	11.45	21.48	71,509,880	995,119,924	13.29%	16.68%	0.90%
	2020		0.30%	3.25%	10.07	18.50	78,711,770	950,149,287	8.79%	12.05%	0.82%
	2019		0.10%	3.25%	9.22	16.59	83,899,555	914,361,294	8.97%	12.39%	1.63%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
	2023	5/17/23	0.35%	0.35%	17.14	17.14	708	12,134	9.12%	9.12%	1.64%
	2020		0.35%	0.35%	14.32	14.32	3,739	53,559	12.27%	12.27%	1.17%
	2019		0.35%	0.35%	12.76	12.76	3,675	46,883	12.40%	12.40%	1.95%
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class
	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.88%
	2021		0.30%	3.25%	13.02	15.85	1,706,179	25,259,924	7.39%	10.60%	1.66%
	2020		0.30%	3.25%	12.38	14.33	1,621,877	21,967,089	10.06%	13.35%	1.06%
	2019		0.30%	3.50%	11.11	12.64	1,499,784	18,079,309	14.89%	18.33%	3.10%
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class
	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.75%
	2021		0.35%	0.50%	15.87	15.97	8,075	128,371	10.70%	10.86%	1.53%
	2020		0.35%	0.50%	14.32	14.42	13,544	194,136	13.37%	13.54%	1.08%
	2019		0.35%	0.50%	12.66	12.70	18,215	229,916	18.38%	18.50%	9.40%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class
	2023		0.00%	3.30%	$7.29	$14.07	9,733,467	$116,294,629	6.20%	9.76%	2.91%
	2022		0.00%	3.20%	6.85	12.90	11,049,908	122,434,010	-14.82%	-12.05%	9.76%
	2021		0.00%	3.20%	8.05	14.76	12,030,217	154,248,867	5.10%	8.40%	5.23%
	2020		0.10%	3.45%	7.66	13.69	13,313,771	159,856,644	-1.07%	2.30%	3.34%
	2019		0.10%	3.45%	7.72	13.46	13,578,067	161,919,562	3.71%	7.24%	3.52%
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class
	2023		0.35%	1.70%	10.36	18.32	325,124	4,067,282	8.19%	9.66%	3.23%
	2022		0.35%	1.70%	9.49	16.74	362,590	4,145,482	-13.32%	-12.14%	10.10%
	2021		0.35%	1.70%	10.83	19.11	377,838	4,950,196	6.95%	8.41%	6.17%
	2020		0.35%	1.70%	10.03	17.67	299,913	3,694,147	0.92%	2.30%	3.74%
	2019		0.35%	1.70%	9.84	17.32	305,040	3,695,796	5.79%	7.23%	4.16%
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class
	2023		0.00%	3.30%	10.14	18.94	8,607,798	116,309,335	14.77%	18.62%	3.89%
	2022		0.00%	3.20%	9.05	16.09	10,100,187	116,796,543	-10.17%	-7.24%	7.43%
	2021		0.00%	3.20%	10.06	17.49	10,764,109	136,170,553	9.32%	12.76%	4.02%
	2020		0.10%	3.45%	9.20	15.63	11,866,718	134,981,414	-7.58%	-4.43%	2.46%
	2019		0.10%	3.45%	9.92	16.47	11,717,490	141,788,782	11.23%	15.02%	3.88%
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class
	2023		0.35%	2.20%	10.44	23.44	128,734	1,924,490	16.34%	18.51%	4.40%
	2022		0.35%	1.85%	11.30	19.83	94,030	1,192,521	-8.72%	-7.34%	7.96%
	2021		0.35%	1.90%	12.16	21.45	76,148	1,055,762	11.03%	12.77%	4.58%
	2020		0.35%	1.90%	10.83	19.07	83,070	1,007,902	-5.90%	-4.43%	2.80%
	2019		0.35%	1.90%	11.38	20.00	82,751	1,086,629	13.25%	15.02%	5.10%
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class
	2023		0.00%	3.30%	9.96	40.75	9,706,641	298,155,270	13.29%	17.09%	1.32%
	2022		0.00%	3.30%	10.87	35.84	10,812,475	294,869,049	-13.12%	-10.20%	2.52%
	2021		0.00%	3.30%	17.42	41.11	11,508,208	374,015,414	27.28%	31.41%	1.94%
	2020		0.10%	3.45%	13.77	32.18	12,829,795	326,782,046	-0.76%	2.62%	2.48%
	2019		0.10%	3.45%	13.85	32.27	13,230,409	335,489,909	22.68%	26.86%	2.38%
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class
	2023		0.35%	2.15%	20.05	59.52	251,303	5,891,884	14.89%	16.98%	1.33%
	2022		0.35%	2.15%	17.20	51.01	394,504	7,845,358	-11.89%	-10.29%	2.91%
	2021		0.35%	2.15%	19.25	57.00	415,782	9,467,670	29.07%	31.42%	2.64%
	2020		0.35%	2.15%	14.71	43.48	329,663	5,983,837	0.79%	2.62%	2.91%
	2019		0.35%	2.15%	14.39	42.47	291,484	5,408,616	24.59%	26.85%	3.36%
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class
	2023		0.00%	3.45%	9.13	36.74	6,060,589	174,367,780	11.34%	15.25%	1.42%
	2022		0.00%	3.45%	12.74	32.09	6,343,657	161,479,195	-15.63%	-12.67%	3.20%
	2021		0.00%	3.45%	15.07	36.98	6,669,567	203,431,901	28.80%	33.19%	2.15%
	2020		0.10%	3.45%	11.68	27.92	7,024,908	165,931,202	2.13%	5.61%	2.66%
	2019		0.10%	3.45%	11.42	26.58	6,616,792	151,249,518	15.47%	19.40%	1.83%
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class
	2023		0.35%	2.20%	9.42	48.10	392,759	7,911,639	13.02%	15.13%	1.50%
	2022		0.35%	2.15%	14.79	41.88	532,763	9,107,340	-14.31%	-12.76%	3.79%
	2021		0.35%	2.15%	17.02	48.13	541,338	10,616,621	30.82%	33.19%	2.70%
	2020		0.35%	2.15%	12.83	36.23	455,756	7,149,118	3.73%	5.61%	2.98%
	2019		0.35%	2.15%	12.20	34.39	352,281	5,627,931	17.28%	19.41%	2.25%
LVIP Franklin Templeton Value Managed Volatility Fund - Service Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.77%
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class
	2023		0.30%	3.25%	10.62	12.35	21,024,389	249,152,066	10.16%	13.46%	1.68%
	2022		0.30%	3.20%	9.66	10.89	18,905,912	198,919,727	-22.27%	-19.98%	2.12%
	2021		0.30%	3.20%	12.52	13.61	17,650,233	233,889,651	11.12%	14.11%	3.25%
	2020		0.30%	3.05%	11.27	11.93	13,394,211	156,889,787	3.08%	5.85%	1.94%
	2019		0.30%	2.95%	10.93	11.18	8,878,621	99,014,425	13.78%	16.08%	9.28%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class
	2023		0.50%	1.85%	$11.56	$12.39	207,734	$2,557,503	12.00%	13.52%	1.72%
	2022		0.50%	1.85%	10.32	10.91	223,417	2,428,996	-21.01%	-19.94%	2.08%
	2021		0.50%	1.85%	13.06	13.63	266,838	3,627,644	12.63%	14.16%	3.24%
	2020		0.50%	1.85%	11.94	11.94	233,468	2,781,525	5.91%	5.91%	2.15%
	2019	1/25/19	0.50%	0.50%	11.27	11.27	185,589	2,091,931	13.55%	13.55%	4.43%
LVIP Global Conservative Allocation Managed Risk Fund - Service Class
	2023		0.30%	3.35%	8.59	19.23	39,789,848	663,532,175	5.84%	9.12%	1.65%
	2022		0.30%	3.35%	9.34	17.75	45,130,986	704,275,366	-18.40%	-15.87%	2.28%
	2021		0.30%	3.35%	11.48	21.24	50,261,288	948,095,413	3.83%	7.04%	3.11%
	2020		0.30%	3.35%	11.16	19.99	55,756,878	995,294,249	3.29%	6.49%	1.87%
	2019		0.30%	3.35%	11.98	18.90	60,916,864	1,035,702,012	11.11%	14.38%	2.29%
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	2023		0.50%	0.70%	12.58	20.94	170,712	2,159,259	8.95%	9.17%	2.16%
	2022		0.50%	0.70%	11.53	19.21	153,152	1,773,647	-15.99%	-15.82%	3.01%
	2021		0.50%	0.70%	13.69	22.85	124,469	1,724,088	6.94%	7.10%	4.33%
	2020		0.50%	0.65%	12.78	21.37	89,861	1,165,502	6.38%	6.54%	3.75%
	2019		0.50%	0.65%	20.08	20.08	12,476	166,261	14.27%	14.27%	1.75%
LVIP Global Growth Allocation Managed Risk Fund - Service Class
	2023		0.10%	3.25%	8.50	18.50	326,831,036	5,286,247,466	9.43%	12.94%	1.59%
	2022		0.10%	3.25%	9.29	16.53	368,134,006	5,346,446,421	-21.48%	-18.96%	2.13%
	2021		0.10%	3.25%	11.81	19.74	405,547,717	7,368,400,659	8.89%	12.38%	2.77%
	2020		0.10%	3.25%	10.83	17.77	449,718,201	7,368,117,113	2.22%	5.49%	1.88%
	2019		0.10%	3.25%	10.58	17.04	500,840,410	7,885,214,352	11.92%	15.45%	2.01%
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	2023		0.35%	1.85%	13.06	22.24	693,513	10,413,515	11.25%	12.93%	1.99%
	2022		0.35%	1.85%	11.60	19.75	689,867	9,263,561	-20.17%	-18.96%	2.47%
	2021		0.35%	1.85%	14.60	24.44	735,598	12,363,531	10.70%	12.38%	3.36%
	2020		0.35%	1.85%	13.04	21.82	607,167	9,438,774	3.92%	5.49%	2.29%
	2019		0.35%	1.85%	12.41	20.86	584,921	8,842,285	13.73%	15.45%	2.49%
LVIP Global Moderate Allocation Managed Risk Fund - Service Class
	2023		0.20%	3.45%	8.53	18.15	262,742,222	4,282,683,667	7.77%	11.33%	1.61%
	2022		0.20%	3.45%	9.06	16.47	294,280,112	4,368,513,305	-20.38%	-17.75%	2.29%
	2021		0.20%	3.45%	11.37	20.24	323,204,150	5,918,395,241	6.80%	10.32%	2.73%
	2020		0.20%	3.45%	10.63	18.54	353,412,605	5,944,504,814	2.25%	5.62%	1.79%
	2019		0.20%	3.45%	10.38	17.74	385,193,206	6,217,351,488	10.84%	14.39%	2.08%
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	2023		0.35%	1.85%	10.25	21.57	258,094	3,638,499	9.79%	11.45%	1.91%
	2022		0.35%	1.85%	11.65	19.41	352,516	4,432,984	-18.89%	-17.67%	2.66%
	2021		0.35%	1.85%	14.20	23.65	375,313	5,765,668	8.79%	10.43%	3.29%
	2020		0.35%	1.85%	12.91	21.48	335,037	4,726,936	4.15%	5.72%	2.16%
	2019		0.35%	1.85%	12.26	20.38	335,821	4,507,772	12.91%	14.62%	3.91%
LVIP Goldman Sachs Income Builder Fund - Service Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.24%
LVIP Goldman Sachs Income Builder Fund - Standard Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.40%
LVIP Government Money Market Fund - Service Class
	2023		0.00%	3.30%	7.09	10.82	72,428,392	703,473,876	1.10%	4.49%	4.41%
	2022		0.00%	3.20%	6.99	10.36	66,743,746	619,254,616	-2.06%	1.13%	1.20%
	2021		0.00%	3.25%	7.13	10.26	48,616,373	447,908,169	-3.18%	0.02%	0.01%
	2020		0.00%	3.25%	7.34	10.27	50,120,192	466,052,897	-3.00%	0.11%	0.15%
	2019		0.10%	3.45%	7.54	10.26	31,687,818	296,945,500	-1.66%	1.44%	1.51%
LVIP Government Money Market Fund - Standard Class
	2023		0.35%	2.65%	7.44	10.78	4,669,557	46,939,499	2.01%	4.39%	4.65%
	2022		0.35%	2.65%	7.29	10.44	4,857,939	47,601,320	-1.35%	0.94%	1.35%
	2021		0.35%	2.65%	7.39	10.45	3,856,470	36,980,050	-2.60%	-0.33%	0.01%
	2020		0.35%	2.65%	7.59	10.60	4,789,395	46,766,568	-2.34%	-0.07%	0.22%
	2019		0.35%	2.70%	7.77	10.72	3,242,772	31,553,928	-0.92%	1.44%	1.76%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class
	2023		0.20%	3.20%	$9.72	$17.87	27,505,641	$400,834,090	8.27%	11.57%	1.71%
	2022		0.30%	3.20%	11.35	15.92	30,444,761	403,385,310	-10.18%	-7.54%	1.46%
	2021		0.30%	3.20%	12.63	17.22	33,203,383	481,871,173	16.40%	19.83%	1.05%
	2020		0.30%	3.20%	10.84	14.37	37,982,405	465,847,007	3.57%	6.62%	1.29%
	2019		0.30%	3.20%	10.57	13.48	39,928,048	465,104,275	15.51%	18.91%	1.91%
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class
	2023		0.65%	1.70%	14.91	16.56	5,383	85,840	10.29%	11.45%	2.14%
	2022		0.65%	1.70%	13.52	14.86	5,493	78,769	-8.50%	-7.53%	1.76%
	2021		0.65%	1.70%	14.77	16.07	6,210	96,548	18.57%	19.82%	1.43%
	2020		0.65%	1.70%	12.46	13.41	6,830	88,849	5.51%	6.62%	1.73%
	2019		0.65%	1.70%	11.81	12.58	6,737	82,471	17.66%	18.90%	1.56%
LVIP JPMorgan Core Bond Fund - Service Class
	2023		0.00%	3.50%	8.25	10.63	29,942,028	286,276,763	2.02%	5.66%	3.38%
	2022		0.00%	3.30%	8.19	10.07	21,436,208	196,437,384	-15.57%	-12.74%	1.69%
	2021		0.00%	3.30%	9.70	11.55	20,669,180	220,288,614	-4.86%	-1.76%	1.75%
	2020		0.10%	3.30%	10.19	11.64	20,798,875	228,826,408	4.19%	7.57%	1.84%
	2019		0.10%	3.30%	9.78	10.85	12,977,026	134,203,891	4.37%	7.76%	2.19%
LVIP JPMorgan Core Bond Fund - Standard Class
	2023		0.35%	2.05%	9.31	10.52	943,338	9,845,813	3.76%	5.54%	3.83%
	2022		0.35%	2.05%	8.98	9.96	648,535	6,413,294	-14.35%	-12.88%	2.00%
	2021		0.35%	2.05%	10.48	11.44	691,807	7,859,354	-3.36%	-1.70%	1.83%
	2020		0.35%	2.05%	10.84	11.64	558,724	6,468,124	5.66%	7.47%	1.99%
	2019		0.35%	2.05%	10.71	10.83	410,701	4,426,567	7.42%	7.80%	2.18%
LVIP JPMorgan High Yield Fund - Service Class
	2023		0.00%	3.45%	9.35	18.11	12,057,949	187,519,575	7.71%	11.49%	4.55%
	2022		0.00%	3.45%	9.44	16.35	12,736,007	181,154,518	-13.50%	-10.46%	5.18%
	2021		0.00%	3.50%	10.90	18.36	14,617,945	236,135,827	2.57%	6.16%	4.29%
	2020		0.00%	3.45%	10.61	17.40	13,531,553	209,825,256	1.73%	5.19%	4.78%
	2019		0.10%	3.45%	10.64	16.63	13,536,083	202,901,408	8.88%	12.58%	5.44%
LVIP JPMorgan High Yield Fund - Standard Class
	2023		0.35%	2.05%	12.35	17.99	406,647	5,351,898	9.50%	11.37%	4.11%
	2022		0.35%	2.05%	11.28	16.24	487,748	5,766,258	-12.05%	-10.55%	6.55%
	2021		0.35%	2.05%	12.82	18.26	386,835	5,125,691	4.27%	6.06%	4.85%
	2020		0.35%	2.05%	12.30	17.31	231,035	2,897,385	3.42%	5.19%	5.08%
	2019		0.35%	2.05%	11.74	13.97	208,007	2,483,317	10.91%	12.58%	6.64%
LVIP JPMorgan Mid Cap Value Fund - Service Class
	2023	5/26/23	0.10%	2.80%	11.09	11.28	379,132	4,244,704	2.74%	13.25%	4.36%
LVIP JPMorgan Mid Cap Value Fund - Standard Class
	2023	11/7/23	0.35%	0.70%	11.26	11.28	42,049	473,875	7.97%	12.00%	3.06%
LVIP JPMorgan Retirement Income Fund - Service Class
	2023		0.20%	3.25%	10.48	14.85	1,493,902	19,821,369	7.76%	11.10%	3.42%
	2022		0.20%	3.25%	9.69	13.24	1,460,895	17,741,964	-16.32%	-13.73%	1.94%
	2021		0.10%	3.25%	11.55	15.82	1,199,686	16,949,213	2.23%	5.49%	1.95%
	2020		0.10%	3.25%	11.25	14.52	1,133,991	15,427,096	5.71%	8.88%	2.44%
	2019		0.30%	3.25%	10.72	13.44	1,047,886	13,227,779	10.01%	13.30%	4.15%
LVIP JPMorgan Retirement Income Fund - Standard Class
	2023		0.35%	0.70%	12.61	13.20	94,081	1,211,703	10.82%	11.21%	3.65%
	2022		0.35%	0.70%	11.33	11.91	94,980	1,101,180	-13.93%	-13.63%	2.03%
	2021		0.35%	0.70%	13.12	13.84	95,342	1,281,368	5.13%	5.50%	2.22%
	2020		0.35%	0.70%	12.83	13.16	106,890	1,364,169	8.71%	8.93%	2.84%
	2019		0.50%	0.70%	11.78	12.11	78,871	929,262	13.14%	13.37%	3.19%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class
	2023		0.10%	3.45%	9.42	23.88	28,658,832	496,658,132	8.01%	11.69%	1.27%
	2022		0.10%	3.25%	11.31	22.00	31,117,429	490,003,395	-12.29%	-9.49%	1.09%
	2021		0.10%	3.25%	12.71	25.01	34,960,763	617,172,349	24.63%	28.62%	0.73%
	2020		0.10%	3.25%	10.06	20.00	41,740,510	581,070,036	-1.50%	1.60%	0.91%
	2019		0.10%	3.20%	10.30	20.26	42,642,298	592,794,642	12.22%	15.75%	0.99%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
	2023		0.35%	1.65%	$16.08	$34.88	6,561	$163,570	10.24%	11.68%	1.54%
	2022		0.35%	1.65%	14.40	31.31	6,843	155,623	-10.65%	-9.48%	1.12%
	2021		0.35%	1.65%	15.91	34.67	8,929	240,967	26.96%	28.63%	0.89%
	2020		0.35%	1.70%	12.15	27.03	13,173	252,173	0.23%	1.59%	0.98%
	2019		0.35%	1.70%	12.01	26.67	13,646	278,411	14.21%	15.47%	1.24%
LVIP JPMorgan Small Cap Core Fund - Service Class
	2023	5/24/23	0.30%	3.20%	11.17	11.38	632,272	7,148,385	0.07%	20.46%	1.81%
LVIP JPMorgan Small Cap Core Fund - Standard Class
	2023	7/12/23	0.35%	0.70%	11.37	11.39	141,058	1,604,977	-1.63%	13.64%	3.38%
LVIP JPMorgan U.S. Equity Fund - Service Class
	2023	5/26/23	0.30%	3.00%	11.43	11.63	1,745,035	20,152,949	0.69%	13.68%	1.40%
LVIP JPMorgan U.S. Equity Fund - Standard Class
	2023	6/29/23	0.35%	0.50%	11.63	11.64	31,763	369,520	0.75%	10.02%	1.09%
LVIP Loomis Sayles Global Growth Fund - Service Class
	2023		0.00%	1.65%	12.50	16.90	254,010	4,038,727	34.15%	36.38%	0.15%
	2022		0.00%	1.65%	9.16	12.41	132,682	1,551,702	-27.22%	-26.00%	0.00%
	2021		0.00%	1.65%	15.86	16.78	161,543	2,598,243	4.02%	5.64%	0.00%
	2020		0.10%	1.65%	15.31	15.89	177,996	2,751,041	32.32%	34.18%	0.16%
	2019		0.10%	1.50%	11.57	11.68	53,692	625,750	28.21%	28.91%	0.13%
LVIP Loomis Sayles Global Growth Fund - Standard Class
	2023		0.35%	0.75%	16.62	17.00	24,250	404,940	35.83%	36.37%	0.46%
	2022		0.35%	0.75%	12.23	12.46	13,707	168,660	-26.30%	-26.00%	0.31%
	2021		0.35%	0.75%	16.84	16.84	19,646	327,734	5.75%	5.75%	0.00%
	2020		0.35%	0.40%	15.93	15.93	6,370	101,446	34.30%	34.30%	0.36%
	2019		0.35%	0.35%	11.86	11.86	4,104	48,669	30.15%	30.15%	0.15%
LVIP MFS International Equity Managed Volatility Fund - Service Class
	2023		0.30%	3.25%	8.78	13.94	44,082,680	559,666,959	9.96%	13.25%	1.69%
	2022		0.30%	3.25%	9.61	12.35	47,017,455	533,734,345	-19.14%	-16.72%	0.93%
	2021		0.30%	3.25%	11.89	14.88	47,191,534	650,932,777	8.56%	11.80%	0.81%
	2020		0.30%	3.25%	10.95	13.36	47,576,144	594,262,836	-1.03%	1.94%	1.05%
	2019		0.30%	3.25%	11.10	13.15	44,423,014	550,471,700	22.09%	25.68%	1.55%
LVIP MFS International Growth Fund - Service Class
	2023		0.00%	3.45%	8.99	25.65	17,364,820	273,881,543	10.54%	14.42%	1.90%
	2022		0.00%	3.30%	9.21	22.55	17,759,504	248,698,039	-17.28%	-14.50%	0.82%
	2021		0.00%	3.30%	12.58	26.53	18,164,063	302,759,096	7.37%	10.97%	0.47%
	2020		0.00%	3.30%	12.26	24.05	17,682,464	270,033,014	10.54%	14.13%	0.72%
	2019		0.10%	3.30%	11.04	21.18	17,624,384	239,960,020	23.12%	27.12%	1.36%
LVIP MFS International Growth Fund - Standard Class
	2023		0.35%	0.75%	17.66	18.19	140,620	2,550,345	13.86%	14.31%	2.14%
	2022		0.35%	0.75%	15.51	15.91	138,457	2,198,065	-14.93%	-14.59%	1.13%
	2021		0.35%	0.75%	18.23	18.63	142,255	2,646,084	10.41%	10.85%	0.76%
	2020		0.35%	0.75%	16.80	16.80	118,304	1,985,958	14.14%	14.14%	1.24%
	2019		0.35%	0.35%	14.72	14.72	65,741	967,899	27.12%	27.12%	2.05%
LVIP MFS Value Fund - Service Class
	2023		0.00%	3.45%	9.58	35.18	43,313,905	1,046,953,880	4.14%	7.80%	1.54%
	2022		0.00%	3.45%	11.25	32.83	44,513,929	1,025,903,104	-9.49%	-6.31%	1.53%
	2021		0.00%	3.45%	14.49	35.25	48,018,780	1,219,669,506	20.91%	25.03%	1.12%
	2020		0.10%	3.45%	11.73	28.34	51,061,521	1,073,996,761	-0.11%	3.30%	1.46%
	2019		0.10%	3.45%	11.54	27.57	49,893,389	1,039,310,388	25.13%	29.39%	1.47%
LVIP MFS Value Fund - Standard Class
	2023		0.35%	0.75%	17.71	21.37	382,215	6,955,829	7.26%	7.69%	1.76%
	2022		0.35%	0.75%	16.51	19.85	439,431	7,430,751	-6.78%	-6.40%	1.97%
	2021		0.35%	0.75%	17.71	21.22	395,121	7,152,671	24.53%	25.03%	1.52%
	2020		0.35%	0.75%	14.23	16.98	294,478	4,268,316	2.88%	3.30%	2.08%
	2019		0.35%	0.75%	13.83	16.44	201,851	2,834,769	28.87%	29.39%	2.09%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Mondrian Global Income Fund - Service Class
	2023		0.00%	3.30%	$6.93	$11.27	40,854,708	$395,154,622	0.40%	3.76%	0.00%
	2022		0.00%	3.20%	6.90	10.94	42,731,122	405,644,196	-18.01%	-15.34%	0.00%
	2021		0.00%	3.20%	8.41	13.00	47,302,018	540,665,083	-8.31%	-5.43%	2.92%
	2020		0.10%	3.20%	9.18	13.82	44,809,597	549,824,547	3.17%	6.41%	1.40%
	2019		0.10%	3.20%	8.90	13.06	48,356,004	566,003,310	3.12%	6.36%	2.29%
LVIP Mondrian Global Income Fund - Standard Class
	2023		0.35%	0.80%	9.32	9.70	119,927	1,141,337	3.19%	3.66%	0.00%
	2022		0.35%	0.80%	9.04	9.36	128,251	1,180,417	-15.81%	-15.43%	0.00%
	2021		0.35%	0.80%	10.73	11.07	107,950	1,180,222	-5.84%	-5.42%	3.20%
	2020		0.35%	0.80%	11.40	11.71	103,788	1,204,090	5.93%	6.41%	1.90%
	2019		0.35%	0.80%	10.76	11.01	72,813	793,102	5.89%	6.36%	2.91%
LVIP Mondrian International Value Fund - Service Class
	2023		0.00%	3.45%	9.67	26.64	14,298,381	229,317,225	15.75%	19.81%	2.99%
	2022		0.00%	3.45%	8.34	22.54	16,010,885	219,638,395	-14.00%	-10.98%	2.57%
	2021		0.00%	3.45%	9.69	25.66	16,498,093	260,140,895	7.23%	10.99%	3.11%
	2020		0.00%	3.45%	9.02	23.44	18,143,286	261,332,249	-8.43%	-5.31%	2.22%
	2019		0.10%	3.45%	9.99	25.06	17,208,394	265,297,173	13.96%	17.84%	3.49%
LVIP Mondrian International Value Fund - Standard Class
	2023		0.35%	3.00%	9.89	28.56	336,416	7,532,718	16.56%	19.69%	3.24%
	2022		0.35%	2.70%	10.55	24.11	356,559	7,038,487	-13.14%	-11.07%	2.76%
	2021		0.35%	2.80%	11.87	27.40	366,621	8,473,138	8.19%	10.87%	3.23%
	2020		0.35%	2.80%	10.71	24.97	417,944	9,037,128	-7.50%	-5.30%	2.42%
	2019		0.35%	2.70%	11.32	26.75	398,517	9,685,168	15.10%	17.83%	3.64%
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class
	2023		0.00%	3.50%	12.71	17.19	5,787,167	86,242,089	21.26%	25.58%	0.96%
	2022		0.00%	3.10%	10.59	13.82	6,242,672	75,341,544	-20.72%	-18.22%	1.31%
	2021		0.00%	3.20%	13.41	17.06	6,545,186	98,147,784	12.02%	15.14%	1.53%
	2020		0.30%	3.05%	12.01	14.04	5,781,067	76,317,917	11.67%	14.73%	2.21%
	2019		0.30%	3.20%	10.63	12.28	5,218,256	60,772,868	15.60%	19.00%	0.40%
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class
	2023		0.35%	0.65%	16.89	18.50	2,132	36,525	25.20%	25.57%	1.11%
	2022		0.35%	0.65%	13.49	14.73	3,333	45,711	-18.46%	-18.22%	1.71%
	2021		0.35%	0.65%	16.54	18.01	3,333	55,994	15.15%	15.49%	1.07%
	2020		0.35%	0.65%	14.37	14.61	3,333	48,569	14.72%	15.01%	2.47%
	2019		0.40%	0.65%	12.52	12.70	3,016	37,987	18.99%	19.29%	0.77%
LVIP PIMCO Low Duration Bond Fund - Service Class
	2023		0.00%	3.45%	8.03	10.87	77,148,807	747,302,647	1.07%	4.61%	3.20%
	2022		0.00%	3.50%	7.94	10.42	79,134,927	742,627,118	-8.38%	-5.12%	1.94%
	2021		0.00%	3.50%	8.66	11.02	76,046,158	762,042,646	-4.30%	-0.89%	1.45%
	2020		0.00%	3.50%	9.05	11.15	65,153,659	667,640,520	0.26%	3.73%	1.60%
	2019		0.10%	3.50%	9.02	10.77	52,322,641	524,421,705	-0.39%	3.01%	2.95%
LVIP PIMCO Low Duration Bond Fund - Standard Class
	2023		0.35%	2.20%	9.41	11.03	1,175,514	12,526,400	2.59%	4.51%	3.40%
	2022		0.35%	2.05%	9.16	10.56	1,243,981	12,694,878	-6.81%	-5.21%	2.23%
	2021		0.35%	2.05%	9.83	11.15	1,116,211	12,043,091	-2.66%	-0.99%	1.77%
	2020		0.35%	2.05%	10.19	11.26	997,025	10,882,596	2.12%	3.73%	2.10%
	2019		0.35%	1.90%	9.98	10.86	606,276	6,393,755	1.42%	3.01%	3.18%
LVIP SSGA Bond Index Fund - Service Class
	2023		0.00%	3.45%	7.89	12.81	72,501,930	779,033,159	1.47%	5.03%	2.53%
	2022		0.00%	3.45%	7.78	12.28	73,111,437	763,196,714	-16.59%	-13.66%	1.85%
	2021		0.00%	3.45%	9.33	14.41	78,494,051	970,156,653	-5.54%	-2.22%	1.67%
	2020		0.00%	3.45%	9.87	14.83	75,367,503	970,687,072	3.59%	7.12%	1.96%
	2019		0.10%	3.45%	9.51	13.91	73,531,505	897,310,633	4.31%	7.86%	2.45%
LVIP SSGA Bond Index Fund - Standard Class
	2023		0.35%	1.95%	9.81	12.68	1,603,887	16,430,440	3.26%	4.93%	2.93%
	2022		0.35%	1.95%	9.40	12.11	1,505,311	14,796,602	-15.12%	-13.75%	2.21%
	2021		0.35%	1.95%	10.94	14.08	1,603,461	18,114,934	-3.87%	-2.32%	2.15%
	2020		0.35%	1.95%	11.24	14.45	1,302,445	15,188,183	5.41%	7.11%	2.49%
	2019		0.35%	1.95%	10.54	13.53	849,115	9,397,551	6.15%	7.86%	3.56%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Conservative Index Allocation Fund - Service Class
	2023		0.00%	3.10%	$9.65	$16.76	5,221,668	$74,220,954	7.08%	10.46%	2.15%
	2022		0.00%	3.10%	9.79	15.27	5,460,963	71,784,092	-17.56%	-14.96%	2.37%
	2021		0.00%	3.10%	11.87	18.06	5,825,381	91,830,660	2.86%	5.89%	1.87%
	2020		0.20%	3.10%	11.54	17.04	5,825,326	88,140,708	8.50%	11.58%	1.91%
	2019		0.30%	3.10%	10.64	15.32	5,371,748	74,344,768	11.04%	14.20%	2.18%
LVIP SSGA Conservative Index Allocation Fund - Standard Class
	2023		0.35%	0.75%	12.29	13.11	386,205	4,779,086	9.91%	10.35%	2.43%
	2022		0.35%	0.75%	11.18	11.90	399,285	4,496,534	-15.39%	-15.05%	2.73%
	2021		0.35%	0.75%	13.21	14.03	389,904	5,184,848	5.58%	6.00%	2.67%
	2020		0.35%	0.75%	13.25	13.25	245,006	3,106,294	11.63%	11.63%	6.72%
	2019		0.50%	0.50%	11.87	11.87	7,729	91,756	14.26%	14.26%	2.41%
LVIP SSGA Emerging Markets Equity Index Fund - Service Class
	2023		0.00%	3.00%	9.78	11.41	1,339,769	14,328,413	5.35%	8.56%	3.11%
	2022		0.00%	2.95%	9.30	10.51	1,331,092	13,289,167	-23.68%	-21.39%	2.82%
	2021		0.00%	2.95%	12.23	13.37	1,197,409	15,377,926	-6.25%	-3.54%	2.63%
	2020		0.00%	2.85%	13.04	13.83	616,124	8,291,937	13.63%	16.80%	2.18%
	2019		0.10%	2.85%	11.63	11.73	322,497	3,766,193	15.48%	16.35%	3.65%
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class
	2023		0.35%	1.90%	10.02	11.35	253,157	2,853,444	6.79%	8.45%	3.60%
	2022		0.35%	1.90%	9.38	10.47	189,436	1,969,858	-22.67%	-21.46%	3.17%
	2021		0.35%	1.90%	12.13	13.33	163,366	2,166,182	-5.12%	-3.64%	2.94%
	2020		0.35%	1.90%	13.71	13.83	76,997	1,059,447	16.33%	16.79%	2.12%
	2019	2/15/19	0.35%	0.75%	11.79	11.84	48,289	571,391	9.23%	17.18%	6.00%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class
	2023		0.10%	3.25%	8.99	17.76	36,451,434	551,489,524	9.60%	13.11%	2.16%
	2022		0.10%	3.25%	9.55	15.38	40,768,608	553,993,884	-17.28%	-14.63%	3.49%
	2021		0.10%	3.25%	11.51	18.15	44,812,050	723,591,610	8.70%	12.18%	4.70%
	2020		0.10%	3.25%	10.55	16.64	49,516,854	723,636,877	3.34%	6.65%	1.57%
	2019		0.10%	3.50%	10.17	15.68	54,946,676	764,421,527	11.77%	15.35%	2.24%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	2023		0.35%	1.85%	11.35	21.80	169,846	2,451,503	11.43%	13.11%	2.62%
	2022		0.35%	1.85%	11.73	19.33	154,198	1,982,306	-15.90%	-14.63%	4.05%
	2021		0.35%	1.85%	14.35	22.71	183,278	2,882,834	10.51%	12.18%	6.64%
	2020		0.35%	1.85%	12.84	20.30	66,639	1,064,218	5.06%	6.65%	2.42%
	2019		0.35%	1.85%	12.09	19.10	40,415	681,522	13.63%	15.35%	2.41%
LVIP SSGA International Index Fund - Service Class
	2023		0.00%	3.45%	9.24	19.73	20,578,661	255,890,279	13.30%	17.27%	2.90%
	2022		0.00%	3.45%	8.90	16.93	22,343,640	239,051,620	-17.44%	-14.53%	4.09%
	2021		0.00%	3.45%	10.71	19.92	23,976,158	304,115,127	7.03%	10.78%	2.34%
	2020		0.00%	3.45%	9.95	18.09	25,149,358	291,692,201	3.94%	7.48%	2.24%
	2019		0.10%	3.45%	9.52	16.92	26,114,737	285,999,479	17.16%	21.16%	2.30%
LVIP SSGA International Index Fund - Standard Class
	2023		0.35%	2.05%	13.10	22.82	1,020,755	15,838,662	15.19%	17.16%	3.37%
	2022		0.35%	2.05%	11.37	19.53	947,991	12,590,162	-16.06%	-14.62%	4.76%
	2021		0.35%	2.05%	13.47	22.93	809,081	12,530,545	8.80%	10.67%	2.89%
	2020		0.35%	2.05%	12.23	20.77	609,495	8,591,569	5.66%	7.47%	3.00%
	2019		0.35%	2.05%	11.43	19.37	419,622	5,597,115	19.29%	21.16%	2.74%
LVIP SSGA International Managed Volatility Fund - Service Class
	2023		0.30%	3.20%	8.55	13.57	26,207,918	263,513,208	13.47%	16.80%	2.61%
	2022		0.30%	3.20%	7.53	11.62	30,902,656	269,509,411	-19.66%	-17.29%	3.87%
	2021		0.30%	3.20%	9.38	14.04	31,785,585	339,266,732	7.01%	10.16%	1.97%
	2020		0.30%	3.20%	8.76	12.75	34,703,945	340,513,878	-4.33%	-1.51%	1.70%
	2019		0.30%	3.20%	9.16	12.95	34,495,436	347,884,977	14.75%	18.13%	2.10%
LVIP SSGA International Managed Volatility Fund - Standard Class
	2023		0.65%	1.90%	9.98	11.31	4,586	49,431	15.24%	16.68%	2.41%
	2022		0.65%	1.90%	8.66	9.69	6,844	63,650	-18.40%	-17.37%	3.96%
	2021		0.65%	1.90%	10.61	11.73	7,308	82,961	8.68%	10.05%	2.34%
	2020		0.65%	1.90%	9.76	10.66	7,860	81,422	-2.84%	-1.62%	1.29%
	2019		0.65%	1.90%	10.05	10.83	14,351	148,264	16.55%	18.02%	2.37%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Large Cap Managed Volatility Fund - Service Class
	2023		0.20%	3.50%	$9.80	$23.50	37,954,090	$812,886,430	19.87%	23.89%	1.12%
	2022		0.20%	3.25%	13.01	19.05	40,865,859	716,342,959	-19.65%	-17.16%	1.11%
	2021		0.20%	3.25%	15.93	23.11	41,694,258	894,082,224	23.69%	27.52%	1.16%
	2020		0.20%	3.25%	13.13	18.20	45,460,943	774,708,803	11.80%	15.26%	1.70%
	2019		0.20%	3.25%	11.41	15.86	46,159,937	690,589,285	17.06%	20.50%	1.38%
LVIP SSGA Mid-Cap Index Fund - Service Class
	2023		0.00%	3.45%	9.17	19.64	10,054,146	172,125,492	11.82%	15.75%	1.22%
	2022		0.00%	3.45%	9.71	16.98	9,423,644	141,363,427	-16.55%	-13.61%	1.19%
	2021		0.00%	3.45%	14.49	19.68	9,552,505	169,594,180	19.85%	24.06%	0.97%
	2020		0.00%	3.45%	11.84	15.88	8,280,057	121,479,345	9.08%	12.79%	1.45%
	2019		0.10%	3.45%	10.63	14.08	7,384,635	97,785,638	21.24%	25.37%	1.18%
LVIP SSGA Mid-Cap Index Fund - Standard Class
	2023		0.35%	2.25%	17.15	19.64	837,318	16,198,867	13.47%	15.64%	1.51%
	2022		0.35%	2.25%	15.11	16.98	762,045	12,787,269	-15.33%	-13.70%	1.54%
	2021		0.35%	2.25%	17.85	19.68	674,232	13,137,815	21.60%	23.93%	1.32%
	2020		0.35%	2.25%	14.68	15.88	467,456	7,354,196	10.67%	12.79%	1.77%
	2019		0.35%	2.25%	13.26	14.08	385,213	5,379,773	23.01%	25.37%	1.47%
LVIP SSGA Moderate Index Allocation Fund - Service Class
	2023		0.00%	3.25%	8.89	20.05	14,576,448	247,093,293	9.66%	13.28%	2.09%
	2022		0.10%	3.20%	10.77	17.81	14,711,781	227,901,281	-18.28%	-15.71%	2.48%
	2021		0.10%	3.20%	13.14	21.25	15,384,134	288,980,814	6.66%	10.01%	1.98%
	2020		0.10%	3.20%	12.33	19.42	15,301,045	266,641,121	9.97%	13.44%	1.94%
	2019		0.10%	3.50%	11.20	17.22	15,988,603	249,717,225	14.22%	17.58%	2.08%
LVIP SSGA Moderate Index Allocation Fund - Standard Class
	2023		0.35%	0.75%	13.32	15.17	318,204	4,516,722	12.72%	13.17%	2.14%
	2022		0.35%	0.75%	11.82	13.45	373,151	4,686,550	-16.05%	-15.71%	2.35%
	2021		0.35%	0.75%	14.07	16.01	455,114	6,757,072	9.57%	10.01%	2.50%
	2020		0.35%	0.75%	12.96	14.21	322,655	4,383,674	13.26%	13.43%	3.43%
	2019		0.35%	0.50%	12.54	12.54	124,203	1,552,417	17.65%	17.65%	2.61%
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class
	2023		0.00%	3.25%	8.92	21.22	12,556,525	223,926,246	10.88%	14.54%	1.97%
	2022		0.00%	3.25%	11.25	18.65	12,463,323	198,626,794	-18.78%	-16.09%	2.30%
	2021		0.00%	3.25%	13.63	22.37	12,725,423	248,635,849	7.54%	10.98%	1.92%
	2020		0.10%	3.25%	12.74	20.27	12,635,048	227,795,061	10.35%	13.88%	2.17%
	2019		0.10%	3.50%	11.34	17.89	13,477,189	217,105,923	15.61%	19.31%	1.98%
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class
	2023		0.35%	0.70%	13.93	15.75	410,048	6,173,416	14.02%	14.42%	2.23%
	2022		0.35%	0.70%	12.17	13.81	413,386	5,448,781	-16.47%	-16.17%	3.51%
	2021		0.35%	0.70%	14.52	16.54	294,849	4,754,600	10.59%	10.98%	2.13%
	2020		0.35%	0.70%	13.08	14.95	305,888	4,476,658	13.48%	13.88%	2.59%
	2019		0.35%	0.70%	12.86	13.18	281,584	3,626,780	18.89%	19.13%	2.65%
LVIP SSGA Nasdaq-100 Index Fund - Service Class
	2023		0.00%	1.65%	12.10	12.64	2,126,871	26,100,446	51.60%	54.11%	0.43%
	2022		0.00%	1.65%	7.98	8.20	792,948	6,385,744	-33.99%	-32.89%	0.17%
	2021	6/7/21	0.00%	1.65%	12.09	12.22	775,552	9,412,574	-1.72%	17.44%	0.14%
LVIP SSGA Nasdaq-100 Index Fund - Standard Class
	2023		0.35%	0.75%	12.47	12.60	232,867	2,929,595	53.35%	53.96%	0.87%
	2022		0.35%	0.75%	8.13	8.19	45,644	371,766	-33.23%	-32.96%	0.40%
	2021	6/17/21	0.35%	0.75%	12.18	12.21	42,321	516,672	2.86%	15.15%	0.24%
LVIP SSGA S&P 500 Index Fund - Service Class
	2023		0.00%	3.50%	9.71	45.85	58,489,033	1,806,088,970	21.38%	25.70%	1.26%
	2022		0.00%	3.45%	9.94	36.77	57,815,593	1,472,614,254	-21.28%	-18.51%	1.24%
	2021		0.00%	3.45%	14.39	45.48	56,655,128	1,867,313,439	23.76%	28.10%	1.05%
	2020		0.00%	3.45%	14.19	36.56	56,438,349	1,527,934,828	13.74%	17.62%	1.41%
	2019		0.10%	3.45%	12.21	31.24	56,011,695	1,327,146,985	26.43%	30.74%	1.51%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA S&P 500 Index Fund - Standard Class
	2023		0.35%	3.20%	$9.85	$61.65	5,019,749	$136,706,343	22.04%	25.57%	1.54%
	2022		0.35%	3.20%	15.89	49.22	4,788,124	106,519,679	-20.88%	-18.59%	1.57%
	2021		0.35%	3.20%	20.08	60.61	4,307,583	121,967,033	24.38%	27.97%	1.38%
	2020		0.35%	3.20%	16.15	47.48	3,769,835	87,912,941	14.32%	17.62%	1.73%
	2019		0.35%	3.20%	15.35	40.47	3,268,447	69,701,663	27.58%	30.74%	1.77%
LVIP SSGA Short-Term Bond Index Fund - Service Class
	2023		0.00%	3.45%	9.05	10.91	19,902,077	201,866,109	1.35%	4.91%	2.90%
	2022		0.00%	3.45%	8.93	10.40	19,171,798	188,139,629	-6.96%	-3.69%	1.25%
	2021		0.00%	3.45%	9.59	10.80	16,322,399	168,729,878	-4.13%	-0.77%	0.75%
	2020		0.00%	3.45%	10.01	10.90	14,630,291	154,373,662	-0.11%	3.29%	1.74%
	2019		0.10%	3.45%	10.02	10.55	9,771,857	101,119,811	0.99%	4.22%	3.04%
LVIP SSGA Short-Term Bond Index Fund - Standard Class
	2023		0.35%	1.90%	10.02	10.89	1,055,828	11,424,021	3.19%	4.80%	3.32%
	2022		0.35%	1.90%	9.71	10.40	766,009	7,917,224	-5.27%	-3.79%	1.54%
	2021		0.35%	1.90%	10.25	10.81	581,124	6,246,840	-2.39%	-0.87%	0.98%
	2020		0.35%	1.90%	10.50	10.91	545,833	5,930,586	1.69%	3.28%	2.45%
	2019		0.35%	1.90%	10.51	10.56	256,543	2,702,294	4.06%	4.43%	3.64%
LVIP SSGA Small-Cap Index Fund - Service Class
	2023		0.00%	3.45%	8.01	29.49	22,115,976	438,860,983	12.27%	16.21%	1.08%
	2022		0.00%	3.45%	7.83	26.08	21,358,602	372,961,199	-23.67%	-20.98%	0.91%
	2021		0.00%	3.45%	14.20	33.99	21,674,967	493,880,458	10.39%	14.27%	0.59%
	2020		0.00%	3.45%	13.00	30.64	22,387,107	458,339,604	14.87%	18.78%	0.84%
	2019		0.10%	3.45%	11.08	26.54	22,651,805	397,700,809	20.49%	24.60%	0.76%
LVIP SSGA Small-Cap Index Fund - Standard Class
	2023		0.35%	2.20%	8.25	42.98	986,980	18,106,890	13.97%	16.09%	1.30%
	2022		0.35%	2.05%	14.46	37.12	982,185	15,790,701	-22.39%	-21.06%	1.26%
	2021		0.35%	2.05%	18.38	47.14	838,904	17,434,045	12.23%	14.16%	0.95%
	2020		0.35%	2.05%	16.17	41.40	701,784	13,407,917	16.78%	18.78%	1.19%
	2019		0.35%	2.05%	13.67	34.94	595,185	10,786,861	22.68%	24.60%	1.04%
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class
	2023		0.20%	3.25%	10.71	15.57	42,614,913	600,089,817	9.78%	13.18%	0.96%
	2022		0.20%	3.25%	9.66	13.81	42,531,521	536,214,936	-21.18%	-18.73%	0.77%
	2021		0.20%	3.25%	12.93	17.06	42,507,737	667,995,657	12.25%	15.72%	2.38%
	2020		0.20%	3.25%	11.21	14.80	45,116,933	621,268,121	9.47%	12.86%	1.87%
	2019		0.20%	3.25%	9.96	13.17	44,924,394	555,084,930	10.68%	14.06%	0.63%
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class
	2023		0.60%	1.90%	13.92	15.99	3,766	58,179	11.55%	13.01%	1.30%
	2022		0.65%	1.90%	12.48	14.08	3,160	43,085	-19.90%	-18.89%	0.99%
	2021		0.65%	1.90%	15.58	17.36	3,581	60,480	14.05%	15.49%	2.55%
	2020		0.65%	1.90%	13.66	15.03	4,049	59,258	11.24%	12.63%	2.06%
	2019		0.65%	1.90%	12.45	13.34	4,717	61,647	12.63%	13.82%	0.79%
LVIP Structured Conservative Allocation Fund - Service Class
	2023		0.00%	3.20%	10.19	16.34	7,759,027	111,245,707	6.53%	9.99%	2.25%
	2022		0.00%	3.00%	9.89	14.95	8,881,299	118,021,389	-16.08%	-13.52%	3.43%
	2021		0.00%	3.00%	12.84	17.40	9,797,011	152,969,580	4.00%	7.06%	3.46%
	2020		0.10%	3.15%	12.14	16.35	10,324,762	152,778,106	6.17%	9.29%	1.85%
	2019		0.10%	3.00%	11.25	15.04	11,255,112	154,489,748	10.01%	13.25%	2.37%
LVIP Structured Conservative Allocation Fund - Standard Class
	2023		0.35%	0.90%	12.93	16.34	74,223	1,076,559	9.28%	9.88%	2.36%
	2022		0.35%	0.90%	11.78	14.95	94,159	1,223,650	-14.07%	-13.60%	3.95%
	2021		0.35%	0.90%	13.66	14.52	92,945	1,409,656	6.89%	7.05%	4.99%
	2020		0.35%	0.50%	13.57	13.57	66,752	888,686	9.24%	9.24%	2.17%
	2019		0.40%	0.75%	11.61	12.43	56,234	689,119	12.79%	13.19%	2.07%
LVIP Structured Moderate Allocation Fund - Service Class
	2023		0.00%	3.30%	9.10	19.75	30,010,350	507,683,994	9.15%	12.81%	2.25%
	2022		0.00%	3.30%	10.41	17.61	33,996,840	521,886,022	-16.19%	-13.38%	4.10%
	2021		0.00%	3.30%	12.28	20.45	37,555,749	680,018,510	8.24%	11.76%	4.28%
	2020		0.10%	3.30%	11.48	18.30	41,297,854	678,863,049	6.03%	9.48%	2.19%
	2019		0.10%	3.30%	10.82	16.80	45,057,307	687,544,662	12.50%	16.17%	2.47%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Structured Moderate Allocation Fund - Standard Class
	2023		0.35%	0.70%	$14.62	$15.52	97,110	$1,444,711	12.30%	12.69%	2.66%
	2022		0.35%	0.70%	12.99	13.78	97,936	1,293,276	-13.76%	-13.45%	4.10%
	2021		0.35%	0.70%	15.03	15.93	115,842	1,764,213	11.59%	11.76%	5.90%
	2020		0.35%	0.50%	13.56	14.26	99,081	1,351,763	9.42%	9.47%	3.03%
	2019		0.35%	0.40%	12.39	13.04	74,748	934,239	16.11%	16.16%	2.63%
LVIP Structured Moderately Aggressive Allocation Fund - Service Class
	2023		0.00%	3.25%	9.19	20.94	16,540,908	298,272,339	10.34%	13.98%	2.22%
	2022		0.00%	3.15%	11.02	18.49	18,305,093	297,011,477	-16.04%	-13.35%	4.39%
	2021		0.00%	3.15%	14.51	21.48	20,167,629	384,870,969	9.87%	13.28%	4.69%
	2020		0.10%	3.15%	12.97	19.07	22,118,933	378,544,559	5.63%	8.90%	2.26%
	2019		0.10%	3.50%	12.06	17.61	25,063,322	400,521,801	13.51%	17.02%	2.52%
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class
	2023		0.35%	0.75%	14.89	16.03	179,920	2,761,291	13.42%	13.88%	2.96%
	2022		0.35%	0.75%	13.13	14.09	156,051	2,108,521	-13.78%	-13.44%	4.70%
	2021		0.35%	0.75%	15.23	16.28	178,662	2,789,953	12.83%	13.28%	5.29%
	2020		0.35%	0.75%	13.49	14.38	179,244	2,475,931	8.46%	8.90%	2.64%
	2019		0.35%	0.75%	12.44	13.21	181,196	2,301,852	16.55%	17.02%	2.87%
LVIP T. Rowe Price 2010 Fund - Service Class
	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.07%
	2021		0.75%	2.80%	13.62	18.38	295,210	4,803,174	5.34%	7.52%	2.40%
	2020		0.75%	2.80%	12.93	17.10	333,829	5,066,575	8.92%	11.18%	1.86%
	2019		0.75%	2.80%	11.87	15.38	391,065	5,391,098	12.25%	14.57%	2.55%
LVIP T. Rowe Price 2020 Fund - Service Class
	2023		0.60%	2.85%	10.47	18.09	476,141	7,236,986	10.09%	12.59%	2.25%
	2022		0.60%	2.80%	11.40	16.07	492,128	6,711,010	-17.73%	-15.90%	2.60%
	2021		0.60%	2.80%	13.86	19.11	543,426	8,904,846	6.92%	9.29%	2.73%
	2020		0.60%	2.80%	12.96	17.13	579,091	8,738,482	9.87%	12.14%	2.19%
	2019		0.75%	2.80%	11.80	15.28	618,831	8,395,444	15.36%	17.75%	2.49%
LVIP T. Rowe Price 2030 Fund - Service Class
	2023		0.60%	2.95%	11.92	18.90	288,652	4,567,229	12.48%	15.15%	1.99%
	2022		0.60%	2.80%	11.64	16.41	264,671	3,638,973	-19.36%	-17.57%	1.94%
	2021		0.60%	2.80%	14.44	19.91	271,974	4,578,916	10.18%	12.63%	2.03%
	2020		0.60%	2.85%	13.01	17.32	280,225	4,233,552	11.74%	14.11%	1.85%
	2019		0.75%	2.85%	11.65	15.18	323,415	4,320,349	18.42%	20.93%	2.22%
LVIP T. Rowe Price 2040 Fund - Service Class
	2023		0.90%	2.95%	12.77	18.23	301,933	4,766,365	15.43%	17.82%	1.45%
	2022		0.90%	2.55%	11.96	15.47	317,093	4,278,879	-20.01%	-18.68%	1.52%
	2021		0.90%	2.60%	14.84	19.03	326,689	5,572,231	13.65%	15.59%	2.35%
	2020		0.90%	2.85%	12.62	16.46	342,267	5,085,929	13.07%	15.29%	1.71%
	2019		0.90%	2.85%	11.16	14.28	367,238	4,749,561	20.64%	23.02%	2.02%
LVIP T. Rowe Price Growth Stock Fund - Service Class
	2023		0.00%	3.40%	7.46	50.35	10,800,160	347,005,753	41.08%	45.95%	0.00%
	2022		0.00%	3.20%	6.61	34.70	11,805,693	271,450,049	-42.73%	-40.87%	0.00%
	2021		0.00%	3.20%	13.88	59.04	11,542,092	465,035,203	16.39%	20.18%	0.00%
	2020		0.00%	3.20%	19.51	49.42	12,106,242	421,366,135	31.84%	35.99%	0.00%
	2019		0.10%	3.20%	16.57	36.52	13,823,585	361,991,166	26.62%	30.60%	0.00%
LVIP T. Rowe Price Growth Stock Fund - Standard Class
	2023		0.35%	0.80%	23.66	29.70	283,287	7,056,701	45.15%	45.81%	0.00%
	2022		0.35%	0.80%	16.29	20.38	252,879	4,340,746	-41.19%	-40.93%	0.00%
	2021		0.35%	0.80%	27.69	34.52	249,585	7,273,797	19.51%	20.05%	0.00%
	2020		0.35%	0.80%	23.15	28.77	211,891	5,179,266	35.38%	35.99%	0.00%
	2019		0.35%	0.80%	17.09	21.16	195,415	3,529,872	30.02%	30.60%	0.08%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class
	2023		0.00%	3.45%	8.11	62.80	8,066,216	333,118,286	16.77%	20.87%	0.00%
	2022		0.00%	3.45%	7.68	52.66	7,965,707	285,169,419	-27.27%	-24.71%	0.00%
	2021		0.00%	3.50%	13.81	70.90	7,775,951	390,215,525	9.65%	13.56%	0.01%
	2020		0.00%	3.50%	18.67	63.28	7,668,665	352,552,658	26.85%	31.23%	0.00%
	2019		0.10%	3.50%	14.62	48.83	7,692,717	278,210,550	32.41%	36.92%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	2023		0.35%	3.10%	$8.22	$66.79	123,042	$3,663,540	17.47%	20.75%	0.03%
	2022		0.35%	3.10%	18.03	55.84	131,391	3,410,846	-26.83%	-24.79%	0.02%
	2021		0.35%	3.10%	24.07	74.95	117,791	4,602,933	10.37%	13.45%	0.01%
	2020		0.35%	3.10%	21.30	66.70	156,621	5,084,044	27.67%	31.23%	0.00%
	2019		0.35%	3.10%	16.29	51.31	108,941	3,369,519	33.20%	36.92%	0.17%
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class
	2023		0.30%	3.25%	11.03	12.83	14,759,447	177,976,964	11.83%	15.17%	1.21%
	2022		0.30%	3.20%	9.88	11.14	14,540,281	154,235,401	-24.23%	-21.99%	1.22%
	2021		0.30%	3.20%	13.09	14.29	13,400,286	184,408,512	14.28%	17.53%	2.54%
	2020		0.30%	3.15%	11.45	12.15	10,939,691	129,743,309	4.96%	7.94%	1.68%
	2019		0.30%	3.50%	10.95	11.13	7,009,127	77,894,950	14.87%	16.55%	8.62%
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class
	2023		0.50%	0.50%	12.86	12.86	92,760	1,189,255	15.23%	15.23%	1.46%
	2022		0.50%	0.50%	11.16	11.16	90,451	1,009,832	-21.96%	-21.96%	1.40%
	2021		0.50%	0.50%	14.31	14.31	89,087	1,274,421	17.59%	17.59%	2.85%
	2020		0.50%	0.50%	12.16	12.16	71,114	865,106	7.99%	7.99%	2.06%
	2019	3/11/19	0.50%	0.50%	11.27	11.27	12,396	139,647	11.47%	11.47%	4.57%
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class
	2023		0.30%	3.45%	8.49	14.42	130,070,571	1,711,071,418	10.84%	14.38%	1.38%
	2022		0.30%	3.45%	9.72	12.60	133,131,661	1,541,796,315	-23.04%	-20.57%	1.32%
	2021		0.30%	3.45%	12.63	15.87	131,802,458	1,935,606,062	11.18%	14.74%	2.52%
	2020		0.30%	3.45%	11.49	13.83	130,329,819	1,680,865,371	4.78%	7.91%	1.59%
	2019		0.30%	3.50%	10.99	12.82	119,595,663	1,440,535,272	13.20%	16.53%	1.55%
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class
	2023		0.50%	1.85%	12.65	14.47	184,605	2,668,611	12.92%	14.45%	1.50%
	2022		0.50%	1.85%	11.20	12.64	214,528	2,710,228	-21.60%	-20.53%	1.54%
	2021		0.50%	1.85%	15.48	15.91	213,759	3,397,774	14.62%	14.79%	3.13%
	2020		0.50%	0.65%	13.51	13.86	158,680	2,198,397	7.80%	7.96%	2.10%
	2019		0.50%	0.65%	12.53	12.53	119,887	1,538,311	16.42%	16.42%	4.53%
LVIP Vanguard Bond Allocation Fund - Service Class
	2023		0.00%	3.45%	7.58	10.76	92,759,226	883,207,114	2.15%	5.73%	3.14%
	2022		0.00%	3.45%	7.41	10.23	85,817,657	783,495,027	-16.52%	-13.58%	1.73%
	2021		0.00%	3.45%	8.86	11.91	88,579,381	948,844,590	-4.88%	-1.54%	1.24%
	2020		0.00%	3.45%	9.29	12.17	77,054,911	851,083,977	1.84%	5.31%	1.30%
	2019		0.10%	3.45%	9.11	11.62	71,285,726	758,441,830	3.57%	7.10%	2.42%
LVIP Vanguard Bond Allocation Fund - Standard Class
	2023		0.35%	2.05%	9.15	11.10	4,403,934	44,393,752	3.85%	5.63%	3.43%
	2022		0.35%	2.05%	8.81	10.54	3,891,265	37,224,697	-15.13%	-13.67%	1.98%
	2021		0.35%	2.05%	10.38	12.23	3,953,945	43,910,638	-3.29%	-1.63%	1.60%
	2020		0.35%	2.05%	10.74	12.47	2,571,417	29,318,795	3.54%	5.31%	1.68%
	2019		0.35%	2.05%	10.37	11.87	1,781,221	19,494,744	5.30%	7.10%	2.76%
LVIP Vanguard Domestic Equity ETF Fund - Service Class
	2023		0.00%	3.30%	9.51	39.38	14,844,440	432,586,680	20.86%	24.91%	1.13%
	2022		0.00%	3.30%	11.51	31.79	14,882,607	356,703,140	-21.58%	-18.95%	1.02%
	2021		0.00%	3.30%	14.34	39.56	14,475,983	443,944,289	21.35%	25.42%	1.02%
	2020		0.00%	3.30%	16.15	31.81	14,022,412	356,405,000	15.65%	19.41%	1.19%
	2019		0.10%	3.30%	13.59	26.84	14,024,885	304,757,104	25.87%	29.84%	1.42%
LVIP Vanguard Domestic Equity ETF Fund - Standard Class
	2023		0.35%	2.05%	22.34	37.73	903,989	22,651,667	22.68%	24.78%	1.40%
	2022		0.35%	2.05%	17.98	30.31	893,587	18,335,143	-20.39%	-19.03%	1.22%
	2021		0.35%	2.05%	22.29	37.53	901,614	23,026,286	23.19%	25.30%	1.29%
	2020		0.35%	2.05%	17.86	30.02	561,413	12,620,831	17.51%	19.41%	1.75%
	2019		0.35%	1.95%	15.02	25.21	341,821	5,633,407	27.77%	29.83%	2.25%
LVIP Vanguard International Equity ETF Fund - Service Class
	2023		0.00%	3.30%	8.78	16.16	20,570,786	278,255,126	11.34%	15.07%	2.90%
	2022		0.00%	3.30%	8.19	14.17	20,499,157	244,758,115	-19.54%	-16.83%	2.34%
	2021		0.00%	3.30%	11.56	17.18	19,569,299	285,388,076	4.39%	7.89%	2.71%
	2020		0.00%	3.30%	11.08	16.06	17,488,930	240,447,642	7.02%	10.50%	2.01%
	2019		0.10%	3.30%	10.35	14.64	16,990,592	214,600,065	17.94%	21.78%	3.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Vanguard International Equity ETF Fund - Standard Class
	2023		0.35%	2.05%	$12.95	$15.87	1,647,193	$24,331,463	13.03%	14.96%	3.17%
	2022		0.35%	2.05%	11.46	13.84	1,670,397	21,510,342	-18.32%	-16.92%	2.59%
	2021		0.35%	2.05%	14.03	16.70	1,568,440	24,400,403	5.97%	7.78%	3.11%
	2020		0.35%	2.05%	13.29	15.53	1,037,297	15,093,131	8.75%	10.51%	2.39%
	2019		0.35%	1.95%	12.07	14.09	822,879	10,896,006	19.84%	21.77%	3.53%
LVIP Wellington Capital Growth Fund - Service Class
	2023		0.00%	3.25%	8.26	55.17	9,678,836	394,002,013	33.93%	38.35%	0.00%
	2022		0.00%	3.15%	7.14	40.19	11,057,868	338,112,468	-35.56%	-33.49%	0.00%
	2021		0.00%	3.20%	13.26	60.92	10,971,448	518,385,899	13.08%	16.83%	0.00%
	2020		0.00%	3.20%	24.81	52.57	12,327,705	512,853,327	38.25%	42.53%	0.00%
	2019		0.10%	3.15%	17.63	37.14	13,601,554	409,005,671	36.66%	40.89%	0.00%
LVIP Wellington Capital Growth Fund - Standard Class
	2023		0.35%	0.75%	27.35	28.17	173,954	4,895,173	37.66%	38.22%	0.00%
	2022		0.35%	0.75%	19.87	25.41	181,736	3,703,955	-33.83%	-33.56%	0.00%
	2021		0.35%	0.75%	30.02	38.26	239,895	7,357,807	16.24%	16.71%	0.00%
	2020		0.35%	0.75%	25.83	32.80	208,634	5,489,830	41.96%	42.53%	0.00%
	2019		0.35%	0.75%	18.19	23.02	79,528	1,472,386	40.35%	40.89%	0.00%
LVIP Wellington SMID Cap Value Fund - Service Class
	2023		0.00%	3.30%	9.81	32.51	6,556,261	139,644,867	13.15%	16.95%	0.73%
	2022		0.00%	3.30%	10.52	28.64	6,703,813	124,501,880	-13.15%	-10.23%	0.51%
	2021		0.00%	3.30%	14.69	32.85	7,097,240	150,529,032	23.75%	27.75%	0.25%
	2020		0.10%	3.30%	11.87	26.46	7,483,757	126,307,186	-1.78%	1.42%	0.70%
	2019		0.10%	3.30%	12.08	26.84	6,971,069	118,157,095	26.08%	30.14%	0.80%
LVIP Wellington SMID Cap Value Fund - Standard Class
	2023		0.35%	0.75%	17.60	19.26	79,236	1,457,962	16.36%	16.83%	0.82%
	2022		0.35%	0.75%	15.12	16.50	97,734	1,535,261	-10.67%	-10.31%	0.77%
	2021		0.35%	0.75%	16.93	18.40	105,682	1,851,301	27.24%	27.75%	0.53%
	2020		0.35%	0.75%	13.30	14.41	79,861	1,094,602	1.01%	1.42%	1.27%
	2019		0.35%	0.75%	13.17	14.22	47,527	648,005	29.62%	30.14%	0.95%
LVIP Western Asset Core Bond Fund - Service Class
	2023		0.00%	3.45%	8.05	10.44	45,204,144	429,877,704	2.59%	6.19%	11.02%
	2022		0.00%	3.45%	8.15	9.84	40,328,940	366,845,336	-19.45%	-16.62%	2.68%
	2021		0.00%	3.50%	9.86	11.81	41,923,985	464,021,963	-5.34%	-1.97%	2.24%
	2020		0.00%	3.50%	10.66	12.06	32,920,950	377,085,529	4.99%	8.62%	2.37%
	2019		0.10%	3.50%	10.17	11.10	23,700,956	253,487,365	6.47%	10.10%	3.54%
LVIP Western Asset Core Bond Fund - Standard Class
	2023		0.35%	2.05%	9.28	10.38	1,536,816	15,798,526	3.78%	5.56%	10.66%
	2022		0.35%	2.05%	8.94	9.84	1,535,528	14,982,326	-18.11%	-16.71%	3.11%
	2021		0.35%	2.05%	10.92	11.81	1,384,325	16,261,219	-3.71%	-2.06%	2.76%
	2020		0.35%	2.05%	11.34	12.06	869,160	10,437,613	6.79%	8.62%	2.60%
	2019		0.35%	2.05%	10.67	11.10	659,514	7,297,019	8.46%	10.09%	3.61%
MFS® VIT Growth Series - Initial Class
	2023		0.35%	2.35%	25.99	73.53	109,081	4,886,672	32.71%	35.39%	0.00%
	2022		0.35%	2.35%	19.27	55.30	144,175	4,511,849	-33.23%	-31.87%	0.00%
	2021		0.35%	2.35%	28.40	82.65	155,606	7,451,183	20.66%	23.10%	0.00%
	2020		0.35%	2.35%	23.57	68.35	163,417	6,464,207	28.80%	31.40%	0.00%
	2019		0.35%	2.35%	17.94	52.94	174,517	5,298,058	34.94%	37.67%	0.00%
MFS® VIT Growth Series - Service Class
	2023		0.00%	3.45%	8.53	75.70	5,579,059	233,062,846	30.92%	35.51%	0.00%
	2022		0.00%	3.45%	7.92	56.60	6,093,976	195,024,845	-34.12%	-31.80%	0.00%
	2021		0.00%	3.50%	15.48	84.08	5,806,384	288,785,022	19.00%	23.11%	0.00%
	2020		0.10%	3.50%	20.31	69.12	6,219,425	260,005,428	27.01%	31.40%	0.00%
	2019		0.10%	3.50%	17.15	53.36	6,052,691	197,377,758	33.11%	37.64%	0.00%
MFS® VIT Total Return Series - Initial Class
	2023		0.35%	2.35%	15.52	32.33	207,526	5,443,560	7.88%	10.06%	2.02%
	2022		0.35%	2.35%	13.93	29.69	215,189	5,226,093	-11.68%	-9.90%	1.69%
	2021		0.35%	2.35%	15.52	33.30	236,435	6,507,398	11.47%	13.72%	1.74%
	2020		0.35%	2.35%	13.86	29.59	228,799	5,934,363	7.26%	9.43%	2.25%
	2019		0.35%	2.35%	12.68	27.33	252,142	6,204,503	17.59%	19.96%	2.42%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
MFS® VIT Total Return Series - Service Class
	2023		0.00%	3.30%	$9.32	$27.98	6,280,944	$130,660,092	6.64%	10.22%	1.85%
	2022		0.00%	3.30%	11.06	25.74	6,346,168	121,727,885	-12.77%	-9.84%	1.47%
	2021		0.00%	3.30%	12.32	28.96	6,314,264	138,397,311	10.14%	13.72%	1.63%
	2020		0.10%	3.30%	12.33	25.79	5,967,271	117,534,549	5.96%	9.41%	2.11%
	2019		0.10%	3.30%	11.59	23.89	5,710,379	105,278,923	16.22%	20.00%	2.22%
MFS® VIT Utilities Series - Initial Class
	2023		0.35%	2.35%	15.86	64.44	144,969	4,880,101	-4.38%	-2.45%	3.51%
	2022		0.35%	2.35%	16.32	67.26	132,933	5,332,263	-1.59%	0.40%	2.47%
	2021		0.35%	2.35%	16.32	68.21	139,736	6,274,044	11.44%	13.69%	1.69%
	2020		0.35%	2.35%	14.41	61.08	144,958	6,100,493	3.44%	5.53%	2.48%
	2019		0.35%	2.35%	13.84	58.93	155,341	6,530,409	22.16%	24.63%	3.71%
MFS® VIT Utilities Series - Service Class
	2023		0.00%	3.30%	9.52	65.16	4,477,110	144,378,608	-5.50%	-2.33%	3.29%
	2022		0.00%	3.20%	12.49	67.96	4,970,955	168,043,315	-2.69%	0.48%	2.23%
	2021		0.00%	3.20%	13.65	68.90	4,781,218	179,773,953	10.24%	13.71%	1.53%
	2020		0.10%	3.20%	13.85	61.66	5,198,996	174,749,677	2.29%	5.52%	2.22%
	2019		0.10%	3.20%	13.29	59.47	5,569,220	183,356,573	20.87%	24.68%	3.74%
MFS® VIT II Core Equity Portfolio - Service Class
	2023		1.30%	2.65%	41.57	55.42	34,450	1,532,433	19.58%	21.21%	0.31%
	2022		1.30%	2.65%	28.29	45.72	42,241	1,616,056	-19.65%	-18.55%	0.09%
	2021		1.30%	2.65%	35.15	56.14	47,756	2,253,606	21.79%	23.44%	0.27%
	2020		1.30%	2.65%	28.82	45.48	89,087	3,321,776	15.29%	16.86%	0.50%
	2019		1.30%	2.65%	24.96	38.92	86,446	2,780,408	29.40%	31.16%	0.56%
MFS® VIT II International Intrinsic Value Portfolio - Initial Class
	2023		0.35%	0.80%	15.89	18.18	108,562	1,782,085	16.72%	17.24%	0.76%
	2022		0.35%	0.80%	13.61	15.51	125,942	1,771,590	-24.17%	-23.83%	0.81%
	2021		0.35%	0.80%	17.93	20.37	106,119	1,963,003	9.68%	10.17%	0.34%
	2020		0.35%	0.80%	16.34	18.50	87,893	1,481,377	19.56%	20.10%	0.99%
	2019		0.35%	0.80%	13.85	15.41	80,829	1,136,756	24.94%	25.50%	1.83%
MFS® VIT II International Intrinsic Value Portfolio - Service Class
	2023		0.00%	1.65%	9.26	17.92	2,216,639	32,722,035	15.45%	17.37%	0.47%
	2022		0.00%	1.65%	8.02	15.32	2,493,155	32,522,785	-25.00%	-23.75%	0.50%
	2021		0.00%	1.65%	14.33	20.15	2,542,199	44,739,576	8.47%	10.17%	0.14%
	2020		0.10%	1.65%	13.17	18.32	2,137,742	35,857,353	18.24%	20.09%	0.78%
	2019		0.10%	1.65%	11.10	15.29	2,303,336	32,814,935	23.60%	25.53%	1.46%
Morgan Stanley VIF Global Infrastructure Portfolio - Class I
	2023		0.35%	0.75%	13.35	14.80	109,080	1,502,129	3.77%	4.18%	2.57%
	2022		0.35%	0.75%	12.87	14.21	98,423	1,301,336	-8.70%	-8.34%	3.22%
	2021		0.35%	0.75%	14.09	15.51	49,126	709,757	13.41%	13.86%	2.51%
	2020		0.35%	0.75%	12.43	13.63	33,131	422,932	-1.89%	-1.50%	1.58%
	2019		0.35%	0.75%	12.67	13.84	27,698	359,931	27.35%	27.85%	2.83%
Morgan Stanley VIF Global Infrastructure Portfolio - Class II
	2023		0.00%	1.65%	11.42	14.10	642,025	8,410,698	2.56%	4.27%	1.95%
	2022		0.00%	1.65%	10.95	14.00	865,132	11,153,151	-9.82%	-8.32%	2.96%
	2021		0.00%	1.65%	12.91	15.32	735,403	10,344,653	12.14%	13.89%	2.30%
	2020		0.10%	1.65%	11.48	13.48	729,430	9,008,126	-3.05%	-1.53%	1.40%
	2019		0.10%	1.65%	11.81	13.72	680,415	8,783,143	25.77%	27.74%	2.51%
Morgan Stanley VIF Growth Portfolio - Class II
	2023		0.65%	2.55%	12.24	93.14	36,522	2,422,425	44.59%	47.36%	0.00%
	2022		0.65%	2.55%	25.14	63.20	34,865	1,828,101	-61.17%	-60.42%	0.00%
	2021		0.65%	2.55%	64.75	159.70	25,814	3,500,483	-2.67%	-0.80%	0.00%
	2020		0.65%	2.55%	66.52	160.98	33,529	4,417,089	111.32%	115.36%	0.00%
	2019		0.65%	2.55%	31.48	74.75	46,818	2,843,239	28.16%	30.62%	0.00%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
	2023		1.15%	3.15%	12.43	42.18	401,473	14,608,696	7.56%	9.73%	1.01%
	2022		1.15%	3.15%	17.72	38.53	443,226	15,068,610	-12.56%	-10.79%	0.57%
	2021		1.15%	3.15%	20.18	43.30	506,498	19,603,949	28.68%	31.28%	0.59%
	2020		1.15%	3.15%	15.62	33.06	605,890	17,961,082	-5.64%	-3.73%	1.20%
	2019		1.15%	3.15%	16.49	34.43	642,848	19,929,374	13.12%	15.41%	0.70%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
PIMCO VIT All Asset All Authority Portfolio - Advisor Class
	2020		0.00%	0.00%	$—	$—	—	$—	0.00%	0.00%	1.41%
	2019		0.10%	1.65%	9.37	10.93	407,582	3,938,719	5.04%	6.68%	2.74%
PIMCO VIT All Asset All Authority Portfolio - Institutional Class
	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.45%
	2019		0.35%	0.80%	9.97	11.06	10,541	109,499	6.18%	6.66%	2.89%
PIMCO VIT All Asset Portfolio - Advisor Class
	2023		0.00%	1.65%	10.10	12.68	439,594	4,771,872	6.25%	8.02%	3.02%
	2022		0.00%	1.65%	9.47	11.75	555,503	5,735,996	-13.31%	-11.87%	7.53%
	2021		0.00%	1.65%	11.09	13.35	592,549	7,018,495	14.14%	15.93%	10.97%
	2020	6/1/20	0.10%	1.65%	9.71	11.51	412,384	4,165,896	16.06%	17.11%	2.45%
PIMCO VIT All Asset Portfolio - Institutional Class
	2023		0.35%	0.40%	11.80	12.83	55,386	707,713	7.85%	7.90%	3.37%
	2022		0.35%	0.40%	10.94	11.89	21,523	253,272	-12.01%	-11.97%	7.40%
	2021		0.35%	0.80%	12.06	13.51	30,194	395,642	15.49%	16.01%	11.51%
	2020	6/1/20	0.35%	0.80%	10.45	11.64	18,881	211,573	16.81%	17.11%	3.42%
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class
	2023		0.30%	2.70%	8.00	10.80	1,244,529	11,671,432	-10.39%	-8.21%	16.64%
	2022		0.30%	2.75%	8.82	11.81	1,742,915	18,109,927	5.72%	8.34%	21.87%
	2021		0.30%	2.75%	8.14	10.94	1,432,031	14,167,010	29.50%	32.71%	4.11%
	2020		0.30%	2.75%	6.13	8.27	1,364,471	10,306,257	-1.52%	0.93%	6.18%
	2019		0.30%	2.85%	6.08	8.22	1,314,396	9,916,637	8.33%	11.02%	4.31%
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class
	2023		0.40%	0.40%	8.19	8.19	3,766	30,850	-8.11%	-8.11%	24.10%
	2022		0.40%	0.40%	8.92	8.92	7,237	64,524	8.35%	8.35%	29.22%
	2021		0.40%	0.40%	8.23	8.23	4,270	35,134	32.94%	32.94%	4.41%
	2020		0.40%	0.40%	6.19	6.19	4,601	28,481	1.09%	1.09%	3.75%
	2019		0.40%	0.40%	6.12	6.12	3,962	24,259	11.19%	11.19%	4.18%
PIMCO VIT Dynamic Bond Portfolio - Advisor Class
	2023		0.30%	1.65%	10.41	11.86	274,804	2,981,621	5.24%	6.67%	3.59%
	2022		0.30%	1.65%	9.90	11.12	333,588	3,418,090	-7.98%	-6.73%	2.60%
	2021		0.30%	1.65%	10.75	11.92	409,263	4,538,109	-0.47%	0.88%	1.99%
	2020		0.30%	1.65%	10.81	11.82	378,414	4,195,628	2.99%	4.39%	2.70%
	2019		0.30%	1.65%	10.49	11.32	454,063	4,861,077	3.11%	4.52%	4.29%
PIMCO VIT Dynamic Bond Portfolio - Institutional Class
	2023		0.40%	0.80%	11.58	12.03	8,501	100,358	6.40%	6.83%	3.86%
	2022		0.40%	0.80%	10.88	11.26	8,736	96,648	-6.97%	-6.59%	2.86%
	2021		0.40%	0.80%	11.70	12.06	9,284	110,175	0.63%	1.03%	2.24%
	2020		0.40%	0.80%	11.63	11.94	8,883	105,170	4.13%	4.55%	2.92%
	2019		0.40%	0.80%	11.42	11.42	8,809	99,823	4.67%	4.67%	4.80%
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class
	2023		0.30%	1.65%	10.55	12.02	142,373	1,565,756	9.19%	10.67%	5.61%
	2022		0.30%	1.65%	9.67	10.86	147,228	1,479,027	-17.18%	-16.05%	4.69%
	2021		0.30%	1.65%	11.67	12.94	180,711	2,183,759	-4.25%	-2.95%	4.38%
	2020		0.30%	1.65%	12.19	13.33	231,795	2,913,307	4.85%	6.28%	4.46%
	2019		0.30%	1.65%	11.63	12.54	304,804	3,641,296	12.78%	14.31%	4.32%
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class
	2023		0.40%	0.40%	12.20	12.20	2,572	31,372	10.82%	10.82%	5.70%
	2022		0.40%	0.40%	11.01	11.01	2,641	29,063	-15.92%	-15.92%	5.03%
	2021		0.40%	0.40%	13.09	13.09	2,566	33,588	-2.81%	-2.81%	4.59%
	2020		0.40%	0.40%	13.47	13.47	3,289	44,291	6.44%	6.44%	4.67%
	2019		0.40%	0.40%	12.65	12.65	5,979	75,649	14.48%	14.48%	4.57%
Putnam VT George Putnam Balanced Fund - Class IA
	2023		0.35%	0.75%	18.15	18.68	87,193	1,615,600	19.37%	19.84%	1.43%
	2022		0.35%	0.50%	15.44	15.58	82,678	1,279,448	-16.24%	-16.11%	0.79%
	2021		0.35%	0.50%	18.43	18.58	39,452	730,284	13.71%	13.88%	0.88%
	2020		0.35%	0.50%	16.21	16.31	36,975	601,241	15.03%	15.21%	1.23%
	2019	4/3/19	0.35%	0.50%	14.09	14.16	34,085	481,594	0.14%	11.77%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Putnam VT George Putnam Balanced Fund - Class IB
	2023		0.10%	3.25%	$9.36	$18.66	5,817,042	$95,202,958	16.07%	19.79%	1.24%
	2022		0.00%	3.20%	10.31	15.58	5,979,813	82,993,525	-18.64%	-15.99%	0.89%
	2021		0.00%	3.45%	13.41	18.57	5,983,336	101,500,615	10.17%	13.92%	0.83%
	2020		0.10%	3.45%	13.23	16.30	5,873,936	88,904,612	11.41%	15.21%	1.05%
	2019		0.10%	3.50%	11.63	14.15	4,711,553	63,064,701	20.34%	23.88%	1.14%
Putnam VT Global Health Care Fund - Class IA
	2023		0.35%	0.75%	19.04	19.80	63,156	1,245,451	8.57%	9.01%	0.52%
	2022		0.35%	0.75%	17.48	18.16	56,406	1,019,101	-5.15%	-4.77%	0.82%
	2021		0.35%	0.75%	18.36	19.07	51,255	972,075	18.87%	19.35%	1.03%
	2020		0.35%	0.75%	15.39	15.98	55,479	880,856	15.60%	16.07%	0.40%
	2019		0.35%	0.75%	13.27	13.77	26,927	368,267	29.61%	30.13%	0.23%
Putnam VT Global Health Care Fund - Class IB
	2023		0.00%	2.70%	10.12	50.68	1,094,314	22,030,541	6.23%	9.13%	0.30%
	2022		0.00%	2.35%	10.85	47.04	1,142,066	21,901,449	-6.89%	-4.67%	0.41%
	2021		0.00%	2.65%	16.89	50.00	1,106,433	22,860,508	16.28%	19.28%	1.09%
	2020		0.10%	2.65%	14.28	42.42	1,038,534	19,125,984	13.24%	16.16%	0.48%
	2019		0.10%	2.65%	12.40	36.96	1,036,526	18,342,329	26.89%	30.16%	0.00%
Putnam VT Income Fund - Class IA
	2023		0.35%	0.75%	10.22	10.52	75,428	791,717	4.17%	4.59%	5.77%
	2022		0.35%	0.75%	9.81	10.06	68,319	686,168	-14.13%	-13.79%	7.70%
	2021		0.35%	0.75%	11.42	11.67	119,713	1,395,122	-5.15%	-4.77%	1.58%
	2020		0.35%	0.75%	12.25	12.25	122,665	1,501,564	5.64%	5.64%	4.22%
	2019		0.35%	0.40%	11.60	11.60	22,579	261,910	11.85%	11.85%	7.90%
Putnam VT Income Fund - Class IB
	2023		0.00%	1.65%	8.39	10.55	934,125	8,921,985	2.98%	4.69%	5.87%
	2022		0.00%	1.65%	8.11	10.08	1,035,839	9,559,237	-15.22%	-13.81%	5.53%
	2021		0.00%	1.65%	10.54	11.71	1,036,935	11,222,155	-6.15%	-4.68%	1.30%
	2020		0.10%	1.65%	11.24	12.29	845,090	9,746,142	4.00%	5.62%	4.72%
	2019		0.10%	1.65%	10.80	11.63	803,470	8,872,619	10.06%	11.78%	2.89%
Putnam VT Large Cap Value Fund - Class IA
	2023		0.35%	2.05%	15.92	17.15	568,795	9,669,941	13.57%	15.52%	2.06%
	2022		0.35%	1.85%	14.11	14.85	596,498	8,797,820	-4.65%	-3.21%	1.28%
	2021		0.35%	1.85%	14.80	15.34	335,134	5,116,198	25.28%	27.17%	1.23%
	2020		0.35%	1.85%	11.82	12.06	158,125	1,899,470	4.11%	5.69%	1.64%
	2019	11/7/19	0.35%	1.85%	11.35	11.41	17,104	195,041	2.71%	3.05%	0.00%
Putnam VT Large Cap Value Fund - Class IB
	2023		0.00%	3.45%	14.81	42.29	10,789,289	176,985,123	11.74%	15.67%	2.02%
	2022		0.00%	3.45%	13.26	37.04	9,875,728	141,926,699	-6.42%	-3.13%	1.22%
	2021		0.00%	3.45%	14.17	38.39	5,395,218	81,902,482	22.99%	27.30%	0.80%
	2020		0.00%	3.45%	11.64	30.03	1,945,489	24,008,442	2.98%	5.49%	1.15%
	2019		0.30%	2.70%	23.56	28.80	369,951	5,004,026	27.25%	28.59%	1.57%
Putnam VT Multi-Asset Absolute Return Fund - Class IA
	2023		0.00%	0.00%	—	—	—	—	0.00%	0.00%	5.19%
	2022		0.35%	0.35%	9.73	9.73	15,851	152,994	0.14%	0.14%	1.62%
	2021		0.35%	0.35%	9.72	9.72	11,395	110,763	0.71%	0.71%	0.00%
	2020		0.35%	0.35%	9.65	9.65	4,894	47,242	-7.50%	-7.50%	0.00%
	2019		0.35%	0.35%	10.43	10.43	5,534	57,749	5.56%	5.56%	0.00%
Putnam VT Multi-Asset Absolute Return Fund - Class IB
	2023		0.00%	0.00%	—	—	—	—	0.00%	0.00%	6.26%
	2022		0.10%	1.65%	8.70	9.84	308,428	2,800,490	-1.29%	0.26%	1.33%
	2021		0.10%	1.65%	8.79	9.75	266,667	2,448,687	-0.90%	0.65%	0.00%
	2020		0.10%	1.65%	8.93	9.69	274,855	2,533,438	-8.89%	-7.47%	0.00%
	2019		0.10%	1.65%	9.74	10.47	259,404	2,611,357	4.18%	5.81%	0.00%
Putnam VT Sustainable Future Fund - Class IB
	2023		1.35%	1.35%	9.90	9.90	13,431	133,595	26.80%	26.80%	0.00%
	2022	7/11/22	1.35%	1.35%	7.81	7.81	3,980	31,080	-4.70%	-4.70%	0.00%
Putnam VT Sustainable Leaders Fund - Class IA
	2023	10/19/23	0.75%	0.75%	11.62	11.62	16,580	192,688	14.11%	14.11%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Putnam VT Sustainable Leaders Fund - Class IB
	2023		0.00%	1.35%	$10.59	$10.86	52,088	$565,408	24.42%	26.11%	0.03%
	2022	10/17/22	0.00%	1.35%	8.51	8.61	587	5,039	-5.24%	3.35%	0.00%
Rational Trend Aggregation VA Fund
	2021		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.54%
	2020		1.15%	2.20%	12.48	13.81	74,242	1,007,341	-1.00%	0.04%	0.65%
	2019		1.10%	2.20%	12.61	13.87	78,522	1,068,363	4.96%	6.12%	2.73%
SEI VP Market Growth Strategy Fund - Class II
	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.28%
	2019		0.75%	0.75%	12.23	12.23	178,135	2,178,824	17.96%	17.96%	3.02%
SEI VP Market Growth Strategy Fund - Class III
	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.51%
	2019		0.95%	1.65%	10.72	12.21	233,048	2,748,918	16.65%	17.47%	2.79%
SEI VP Market Plus Strategy Fund - Class III
	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.02%
	2019		0.10%	1.50%	12.60	13.15	82,844	1,070,083	19.88%	21.57%	1.77%
Templeton Foreign VIP Fund - Class 1
	2023		0.35%	0.35%	13.19	13.19	18,168	238,901	20.67%	20.67%	4.06%
	2022		0.35%	0.35%	10.93	10.93	15,124	165,362	-7.71%	-7.71%	2.45%
	2021		0.35%	0.35%	11.85	11.85	13,408	158,848	4.07%	4.07%	2.13%
	2020		0.35%	0.40%	9.48	11.38	10,126	106,688	-1.31%	-1.26%	3.75%
	2019		0.35%	0.40%	9.60	11.53	7,165	76,212	12.39%	12.44%	1.93%
Templeton Foreign VIP Fund - Class 4
	2023		0.00%	1.65%	9.40	13.56	563,962	5,845,314	18.71%	20.69%	3.29%
	2022		0.00%	1.65%	7.92	11.24	442,147	3,808,570	-9.26%	-7.75%	2.86%
	2021		0.00%	1.65%	8.73	12.18	447,642	4,227,975	2.40%	4.10%	1.65%
	2020		0.00%	1.65%	8.52	11.22	411,329	3,733,118	-2.95%	-1.44%	3.21%
	2019		0.10%	1.65%	8.78	11.39	407,191	3,723,168	10.65%	12.38%	1.50%
Templeton Global Bond VIP Fund - Class 1
	2023		0.35%	0.80%	8.71	9.65	300,037	2,854,973	2.37%	2.83%	0.00%
	2022		0.35%	0.80%	8.51	9.38	315,078	2,900,677	-5.61%	-5.18%	0.00%
	2021		0.35%	0.80%	9.01	9.90	315,951	3,068,688	-5.38%	-4.96%	0.00%
	2020		0.35%	0.80%	9.53	10.41	319,932	3,270,158	-5.83%	-5.41%	6.89%
	2019		0.35%	0.80%	10.12	11.01	454,295	4,870,746	1.44%	1.90%	7.04%
Templeton Global Bond VIP Fund - Class 2
	2023		0.60%	3.40%	7.24	16.06	12,834,070	176,531,404	-0.56%	2.27%	0.00%
	2022		0.60%	3.15%	7.26	15.70	13,582,384	187,562,645	-7.90%	-5.52%	0.00%
	2021		0.60%	3.15%	7.88	16.62	15,968,918	238,356,004	-7.94%	-5.56%	0.00%
	2020		0.60%	3.15%	8.56	17.60	15,791,136	252,286,918	-8.22%	-5.85%	8.19%
	2019		0.60%	3.15%	9.33	18.69	16,275,632	279,416,362	-1.15%	1.40%	7.11%
Templeton Global Bond VIP Fund - Class 4
	2023		0.00%	1.65%	7.76	9.49	2,015,201	16,601,199	1.14%	2.82%	0.00%
	2022		0.00%	1.65%	7.67	9.24	2,136,041	17,279,763	-6.68%	-5.13%	0.00%
	2021		0.00%	1.65%	8.22	9.75	2,640,467	22,778,375	-6.57%	-5.01%	0.00%
	2020		0.00%	1.65%	8.80	10.27	2,765,446	25,360,725	-6.90%	-5.45%	8.12%
	2019		0.10%	1.65%	9.45	10.86	3,157,937	30,945,969	0.19%	1.75%	6.77%
Templeton Growth VIP Fund - Class 2
	2023		1.10%	3.20%	9.85	25.39	770,850	15,509,661	17.20%	19.69%	3.32%
	2022		1.10%	3.05%	9.91	21.26	843,700	14,397,026	-14.17%	-12.47%	0.16%
	2021		1.10%	3.05%	11.51	24.34	969,107	19,234,458	1.72%	3.72%	1.11%
	2020		1.10%	3.05%	11.28	23.51	1,086,711	20,960,108	2.62%	4.64%	2.99%
	2019		1.10%	3.05%	10.96	22.51	1,190,961	22,080,782	11.69%	13.89%	2.77%
TOPS® Balanced ETF Portfolio - Service Class Shares
	2023		0.50%	0.70%	12.35	12.46	45,410	562,474	10.54%	10.77%	1.84%
	2022		0.70%	0.70%	11.17	11.17	45,748	512,264	-11.84%	-11.84%	1.93%
	2021	6/8/21	0.70%	0.70%	12.67	12.67	30,218	382,857	1.40%	1.40%	0.87%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
TOPS® Moderate Growth ETF Portfolio - Service Class Shares
	2023		0.50%	1.85%	$12.43	$13.23	829,716	$10,346,995	11.28%	12.80%	1.64%
	2022		0.50%	1.85%	11.17	11.73	880,841	9,859,892	-14.46%	-13.29%	1.38%
	2021		0.50%	1.85%	13.06	13.53	945,688	12,366,230	10.73%	12.24%	0.93%
	2020		0.50%	1.85%	11.79	12.06	1,002,414	11,829,790	8.45%	9.93%	1.57%
	2019	6/17/19	0.50%	1.85%	10.87	10.97	1,068,343	11,618,536	6.25%	7.87%	0.22%
VanEck VIP Global Resources Fund - Class S Shares
	2023		0.00%	1.65%	7.07	15.33	631,288	5,519,070	-5.41%	-3.84%	2.41%
	2022		0.00%	1.65%	7.47	15.94	1,189,115	11,224,355	6.35%	8.12%	1.90%
	2021		0.00%	1.65%	7.02	11.86	707,156	5,554,519	16.74%	18.56%	0.19%
	2020		0.10%	1.65%	6.02	10.00	775,269	5,421,681	16.88%	18.71%	0.75%
	2019		0.10%	1.65%	5.15	7.52	590,280	3,189,559	9.72%	11.22%	0.00%
VanEck VIP Global Resources Fund - Initial Class Shares
	2023		0.35%	0.75%	8.16	12.06	74,082	874,592	-4.30%	-3.92%	2.82%
	2022		0.35%	0.75%	8.50	12.55	67,685	819,889	7.58%	8.01%	2.04%
	2021		0.35%	0.75%	7.87	11.62	51,089	566,336	18.03%	18.50%	0.63%
	2020		0.35%	0.75%	6.65	9.80	104,500	957,154	18.64%	18.70%	0.65%
	2019		0.35%	0.40%	5.60	8.26	52,792	335,098	11.42%	11.48%	0.00%
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares
	2023		0.00%	1.65%	9.45	12.47	1,410,793	15,731,217	6.91%	8.69%	4.78%
	2022		0.00%	1.65%	8.91	11.51	1,425,384	14,866,880	-11.00%	-9.52%	3.41%
	2021		0.00%	1.65%	11.19	12.76	1,416,816	16,681,379	-0.58%	0.97%	3.06%
	2020		0.10%	1.65%	11.22	12.66	1,368,458	16,229,446	4.79%	6.43%	3.27%
	2019		0.10%	1.65%	10.68	11.92	1,410,783	15,896,953	8.66%	10.36%	3.87%
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares
	2023		0.35%	0.80%	11.77	12.65	247,795	3,008,239	8.06%	8.55%	7.07%
	2022		0.35%	0.75%	10.88	11.66	145,585	1,640,052	-10.01%	-9.65%	4.07%
	2021		0.35%	0.75%	12.10	12.91	103,589	1,295,748	0.53%	0.94%	3.53%
	2020		0.35%	0.75%	12.03	12.79	29,835	364,421	5.98%	6.40%	2.32%
	2019		0.35%	0.75%	11.35	12.03	71,890	827,527	10.06%	10.50%	4.41%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received; thereby, a succeeding commencement date is disclosed. In the scenario where a subaccount commenced operations during the year, the total returns may not bear proportion to the fee rate range if multiple fee rates commenced during the year.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts that existed for the entire year. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts that existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2023:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Discovery Value Portfolio - Class A	$114,014	$101,342
AB VPS Discovery Value Portfolio - Class B	28,336,907	27,899,314
AB VPS Large Cap Growth Portfolio - Class B	1,088,368	1,298,099
AB VPS Sustainable Global Thematic Portfolio - Class B	2,765,374	5,135,165
ALPS Global Opportunity Portfolio - Class I	25,458	33,593
ALPS Global Opportunity Portfolio - Class III	237,474	2,869,770
ALPS/Alerian Energy Infrastructure Portfolio - Class I	1,178,041	320,313
ALPS/Alerian Energy Infrastructure Portfolio - Class III	4,671,587	11,346,929
American Century VP Balanced Fund - Class I	770,281	323,782
American Century VP Balanced Fund - Class II	10,640,147	12,123,758
American Century VP Inflation Protection Fund - Class II	541	1,701
American Century VP Large Company Value Fund - Class I	1,892,713	1,737,132
American Century VP Large Company Value Fund - Class II	19,845,120	23,972,406
American Funds Asset Allocation Fund - Class 1	1,411,050	1,552,706
American Funds Asset Allocation Fund - Class 1A	7,922,188	4,606,026
American Funds Asset Allocation Fund - Class 4	34,904,054	36,302,819
American Funds Capital Income Builder® - Class 1	33,699	113,305
American Funds Capital Income Builder® - Class 1A	802,465	736,620
American Funds Capital Income Builder® - Class 4	12,447,031	11,057,104
American Funds Capital World Bond Fund - Class 1	93,380	250,095
American Funds Capital World Bond Fund - Class 1A	205,760	169,032
American Funds Capital World Growth and Income Fund - Class 1	31,671	106,030
American Funds Capital World Growth and Income Fund - Class 1A	535,659	548,408
American Funds Global Balanced Fund - Class 1	49,168	37,863
American Funds Global Balanced Fund - Class 1A	375,945	220,206
American Funds Global Growth Fund - Class 1	206,739	295,948
American Funds Global Growth Fund - Class 1A	3,358,351	2,102,203
American Funds Global Growth Fund - Class 2	22,915,480	39,665,294
American Funds Global Growth Fund - Class 4	24,599,133	14,652,067
American Funds Global Small Capitalization Fund - Class 1	119,592	126,591
American Funds Global Small Capitalization Fund - Class 1A	640,261	529,585
American Funds Global Small Capitalization Fund - Class 2	8,851,300	34,670,072
American Funds Global Small Capitalization Fund - Class 4	7,824,720	2,805,384
American Funds Growth Fund - Class 1	783,406	1,776,193
American Funds Growth Fund - Class 1A	9,224,614	6,380,744
American Funds Growth Fund - Class 2	76,417,550	206,853,129
American Funds Growth Fund - Class 4	124,894,610	79,383,748
American Funds Growth-Income Fund - Class 1	182,102	401,483
American Funds Growth-Income Fund - Class 1A	6,203,479	4,262,753
American Funds Growth-Income Fund - Class 2	97,271,939	227,706,565
American Funds Growth-Income Fund - Class 4	49,173,570	18,468,577
American Funds High-Income Trust - Class 1	160,642	243,167
American Funds High-Income Trust - Class 1A	1,434,500	180,370
American Funds International Fund - Class 1	222,702	159,520
American Funds International Fund - Class 1A	1,538,007	1,419,198

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
American Funds International Fund - Class 2	$12,381,496	$59,493,249
American Funds International Fund - Class 4	7,051,309	5,871,904
American Funds International Growth and Income Fund - Class 1	38,947	95,061
American Funds International Growth and Income Fund - Class 1A	1,256,908	925,798
American Funds Managed Risk Asset Allocation Fund - Class P1	1,857,926	987,144
American Funds Managed Risk Asset Allocation Fund - Class P2	18,908,976	15,250,204
American Funds Managed Risk Growth Fund - Class P1	2,290,649	713,451
American Funds Managed Risk Growth-Income Fund - Class P1	394,834	208,447
American Funds Managed Risk International Fund - Class P1	427,892	229,825
American Funds Managed Risk Washington Mutual Investors Fund - Class P1	555,995	477,906
American Funds Mortgage Fund - Class 1	130,496	212,732
American Funds Mortgage Fund - Class 1A	564,002	343,420
American Funds Mortgage Fund - Class 4	1,381,785	1,732,540
American Funds New World Fund® - Class 1	72,373	406,879
American Funds New World Fund® - Class 1A	1,248,500	679,971
American Funds New World Fund® - Class 4	10,105,054	4,594,776
American Funds The Bond Fund of America - Class 1	719,991	800,719
American Funds The Bond Fund of America - Class 1A	6,316,297	965,176
American Funds U.S. Government Securities Fund - Class 1	48,369	144,876
American Funds U.S. Government Securities Fund - Class 1A	1,814,058	904,536
American Funds Washington Mutual Investors Fund - Class 1	167,208	1,422,616
American Funds Washington Mutual Investors Fund - Class 1A	3,963,850	2,519,481
American Funds Washington Mutual Investors Fund - Class 4	22,695,254	10,786,386
ClearBridge Variable Aggressive Growth Portfolio - Class I	83,397	74,319
ClearBridge Variable Aggressive Growth Portfolio - Class II	2,354,789	3,077,371
ClearBridge Variable Large Cap Growth Portfolio - Class I	2,197,935	1,068,741
ClearBridge Variable Large Cap Growth Portfolio - Class II	41,008,691	24,103,833
ClearBridge Variable Mid Cap Portfolio - Class I	680,595	803,201
ClearBridge Variable Mid Cap Portfolio - Class II	4,417,936	5,532,591
Columbia VP Commodity Strategy Fund - Class 1	915,274	1,209,307
Columbia VP Commodity Strategy Fund - Class 2	3,138,333	9,778,665
Columbia VP Emerging Markets Bond Fund - Class 1	591,999	209,923
Columbia VP Emerging Markets Bond Fund - Class 2	579,795	613,494
Columbia VP Strategic Income Fund - Class 1	604,448	543,964
Columbia VP Strategic Income Fund - Class 2	3,304,936	3,422,110
Delaware Ivy VIP Asset Strategy Portfolio - Class I	41,912	6,339
Delaware Ivy VIP Asset Strategy Portfolio - Class II	958,492	709,414
Delaware Ivy VIP Energy Portfolio - Class I	558,193	545,015
Delaware Ivy VIP Energy Portfolio - Class II	16,443,974	31,681,900
Delaware Ivy VIP High Income Portfolio - Class I	1,223,031	269,090
Delaware Ivy VIP High Income Portfolio - Class II	4,160,049	4,181,577
Delaware Ivy VIP Mid Cap Growth Portfolio - Class I	1,168,897	995,671
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	10,462,632	4,749,904
Delaware Ivy VIP Science and Technology Portfolio - Class I	855,057	444,592
Delaware Ivy VIP Science and Technology Portfolio - Class II	8,497,612	8,317,488
Delaware Ivy VIP Small Cap Growth Portfolio - Class I	310,042	62,438
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	4,946,396	1,527,984
Delaware VIP® Emerging Markets Series - Service Class	8,931,144	32,778,512
Delaware VIP® Emerging Markets Series - Standard Class	346,913	649,513
Delaware VIP® International Series - Standard Class	1,041	7,341
Delaware VIP® Small Cap Value Series - Service Class	46,548,012	39,543,108
Delaware VIP® Small Cap Value Series - Standard Class	875,275	1,332,787
DWS Alternative Asset Allocation VIP Portfolio - Class A	266,459	121,713
DWS Alternative Asset Allocation VIP Portfolio - Class B	4,855,971	6,955,240
DWS Equity 500 Index VIP Portfolio - Class A	410,446	908,042
DWS Small Cap Index VIP Portfolio - Class A	101,771	346,157
Eaton Vance VT Floating-Rate Income Fund - ADV Class	2,818,021	935,779
Eaton Vance VT Floating-Rate Income Fund - Initial Class	29,540,247	31,193,808
Fidelity® VIP Balanced Portfolio - Initial Class	3,038,835	1,427,539
Fidelity® VIP Balanced Portfolio - Service Class 2	107,330,979	14,946,562
Fidelity® VIP Consumer Discretionary Portfolio - Initial Class	22,550	22,628

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	$154,444	$5,267
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	255,299	28,231
Fidelity® VIP Contrafund® Portfolio - Initial Class	2,236,329	1,223,235
Fidelity® VIP Contrafund® Portfolio - Service Class 2	101,933,648	212,778,593
Fidelity® VIP Financials Portfolio - Initial Class	85,826	12,059
Fidelity® VIP Financials Portfolio - Service Class 2	98,874	27,902
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	181,406	179,812
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	2,320,077	3,453,365
Fidelity® VIP Growth Portfolio - Initial Class	1,612,263	2,359,919
Fidelity® VIP Growth Portfolio - Service Class 2	74,770,699	85,360,964
Fidelity® VIP Mid Cap Portfolio - Initial Class	605,636	1,014,380
Fidelity® VIP Mid Cap Portfolio - Service Class 2	33,106,548	46,711,534
Fidelity® VIP Strategic Income Portfolio - Initial Class	2,396,152	1,706,906
Fidelity® VIP Strategic Income Portfolio - Service Class 2	11,324,214	3,578,829
Fidelity® VIP Technology Portfolio - Initial Class	531,864	8,648
Fidelity® VIP Technology Portfolio - Service Class 2	4,531,074	65,318
First Trust Capital Strength Hedged Equity Portfolio - Class I	2,280,056	563,099
First Trust Capital Strength Portfolio - Class I	41,175,336	19,279,069
First Trust Capital Strength Portfolio - Class II	380,170	739,820
First Trust Dorsey Wright Tactical Core Portfolio - Class I	786,867	2,183,476
First Trust Dorsey Wright Tactical Core Portfolio - Class II	85,069	370,244
First Trust Growth Strength Portfolio - Class I	6,323,254	393,618
First Trust International Developed Capital Strength Portfolio - Class I	6,257,338	1,537,219
First Trust International Developed Capital Strength Portfolio - Class II	196,281	180,094
First Trust Multi Income Allocation Portfolio - Class I	1,042,532	3,120,325
First Trust Multi Income Allocation Portfolio - Class II	9,790	104
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	17,350,944	32,308,164
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	114,827	206,580
Franklin Allocation VIP Fund - Class 1	60,805	60,945
Franklin Allocation VIP Fund - Class 4	6,115,869	2,486,577
Franklin Income VIP Fund - Class 1	188,442	232,203
Franklin Income VIP Fund - Class 2	50,330,756	47,241,114
Franklin Income VIP Fund - Class 4	37,111,751	13,944,402
Franklin Multi-Asset Variable Conservative Growth - Class I	2,124	1,173
Franklin Multi-Asset Variable Conservative Growth - Class II	3,249,842	1,645,727
Franklin Mutual Shares VIP Fund - Class 1	83,226	38,525
Franklin Mutual Shares VIP Fund - Class 2	54,043,725	65,172,256
Franklin Mutual Shares VIP Fund - Class 4	9,389,701	4,663,029
Franklin Rising Dividends VIP Fund - Class 1	969,796	717,520
Franklin Rising Dividends VIP Fund - Class 4	16,073,068	7,302,544
Franklin Small Cap Value VIP Fund - Class 1	1,080,241	1,373,482
Franklin Small Cap Value VIP Fund - Class 4	6,110,067	3,069,244
Franklin Small-Mid Cap Growth VIP Fund - Class 1	701,427	157,579
Franklin Small-Mid Cap Growth VIP Fund - Class 4	3,052,000	1,777,815
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	495,754	889,212
Goldman Sachs VIT Government Money Market Fund - Service Shares	8,674,196	11,574,703
Goldman Sachs VIT Large Cap Value Fund - Service Shares	12,990,907	12,146,943
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	828,417	436,881
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	130,214	94,651
Guggenheim VT Long Short Equity	1,091,181	1,081,171
Guggenheim VT Multi-Hedge Strategies	1,540,309	3,345,789
Hartford Capital Appreciation HLS Fund - Class IA	2,589	361
Hartford Capital Appreciation HLS Fund - Class IC	864,491	2,362,816
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	194,644	561,452
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	2,043,029	2,287,239
Invesco V.I. American Franchise Fund - Series I Shares	46,285	299,301
Invesco V.I. American Franchise Fund - Series II Shares	29,467	124,703
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	235	563,558
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	325,325	1,152,547
Invesco V.I. Comstock Fund - Series I Shares	1,102,133	1,074,711
Invesco V.I. Comstock Fund - Series II Shares	7,724,013	11,852,221

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Invesco V.I. Core Equity Fund - Series I Shares	$268,937	$764,562
Invesco V.I. Core Equity Fund - Series II Shares	45,853	278,529
Invesco V.I. Diversified Dividend Fund - Series I Shares	312,457	506,880
Invesco V.I. Diversified Dividend Fund - Series II Shares	3,852,710	5,771,663
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	1,049,725	3,292,468
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	44,531,359	35,184,596
Invesco V.I. Equity and Income Fund - Series I Shares	138,417	170,701
Invesco V.I. Equity and Income Fund - Series II Shares	4,836,420	2,313,999
Invesco V.I. EQV International Equity Fund - Series I Shares	299,240	899,256
Invesco V.I. EQV International Equity Fund - Series II Shares	3,639,439	9,525,453
Invesco V.I. Global Fund - Series II Shares	807,213	1,502,953
Invesco V.I. Main Street Small Cap Fund® - Series I Shares	1,438,032	273,436
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	4,863,451	2,314,931
Janus Henderson Balanced Portfolio - Service Shares	488,793	2,405,296
Janus Henderson Enterprise Portfolio - Service Shares	527,648	522,961
Janus Henderson Global Research Portfolio - Service Shares	48,100	81,723
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	245,830	4,467,682
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	—	422,404
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	49,822	4,112,303
Lincoln Hedged Nasdaq-100 Fund - Service Class	911,881	1,081,348
Lincoln Hedged Nasdaq-100 Fund 2 - Service Class	479,371	36,815
Lincoln Hedged S&P 500 Conservative Fund - Service Class	1,947,229	3,449,796
Lincoln Hedged S&P 500 Conservative Fund 2 - Service Class	1,700,389	673,522
Lincoln Hedged S&P 500 Fund - Service Class	1,431,936	729,134
Lincoln Hedged S&P 500 Fund 2 - Service Class	946,712	118,796
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class	652,188	28,562
Lincoln Nasdaq-100 Buffer Fund Mar - Service Class	63,360	325,852
Lincoln Opportunistic Hedged Equity Fund - Service Class	256,919	46
Lincoln S&P 500 Buffer Fund Feb - Service Class	1,451,713	726,374
Lincoln S&P 500 Buffer Fund May - Service Class	2,219,888	415,134
Lincoln S&P 500 Ultra Buffer Fund Feb - Service Class	1,101,695	96,797
Lincoln S&P 500 Ultra Buffer Fund May - Service Class	3,994,471	2,737,669
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	8,001,896	6,996,800
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	4,013,339	6,667,597
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	560,518	1,401,997
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	23,236,584	24,152,173
LVIP American Balanced Allocation Fund - Service Class	29,153,035	13,435,437
LVIP American Balanced Allocation Fund - Standard Class	4,649,481	1,197,490
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	52,387,079	32,054,657
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	4,455,769	4,395,435
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	53,983	19,099
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	15,421,873	11,750,024
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	89,315	9,284
LVIP American Global Growth Fund - Service Class II	39,252,744	29,810,491
LVIP American Global Small Capitalization Fund - Service Class II	17,223,074	7,963,062
LVIP American Growth Allocation Fund - Service Class	23,045,588	8,930,173
LVIP American Growth Allocation Fund - Standard Class	3,227,957	557,140
LVIP American Growth Fund - Service Class II	238,849,112	113,202,362
LVIP American Growth-Income Fund - Service Class II	153,251,745	67,572,136
LVIP American Income Allocation Fund - Standard Class	12,147	122,518
LVIP American International Fund - Service Class II	45,878,935	26,917,773
LVIP American Preservation Fund - Service Class	5,794,005	8,512,487
LVIP American Preservation Fund - Standard Class	18,003	16,349
LVIP Baron Growth Opportunities Fund - Service Class	17,905,353	21,625,931
LVIP Baron Growth Opportunities Fund - Standard Class	1,020,299	632,468
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	155,205,951	115,086,232
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	40,889	30,661
LVIP BlackRock Global Allocation Fund - Service Class	21,051,943	108,659,800
LVIP BlackRock Global Allocation Fund - Standard Class	1,248,528	1,118,042
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	15,987,513	87,456,111
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	3,160	4,114

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	$12,684,671	$37,181,313
LVIP BlackRock Inflation Protected Bond Fund - Service Class	33,014,179	99,590,020
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,784,999	6,211,326
LVIP BlackRock Real Estate Fund - Service Class	5,130,893	10,628,127
LVIP BlackRock Real Estate Fund - Standard Class	539,439	585,948
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	22,230,976	42,438,997
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	24,842,365	173,113,233
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	179,716	539,665
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	11,129,302	74,109,515
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	1,963	9,059
LVIP Channing Small Cap Value Fund - Service Class	6,091,133	706,452
LVIP Channing Small Cap Value Fund - Standard Class	639,019	77,169
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	25,560,605	76,914,575
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	4,324	8,041
LVIP Delaware Bond Fund - Service Class	288,664,229	190,134,673
LVIP Delaware Bond Fund - Standard Class	3,704,759	7,908,505
LVIP Delaware Diversified Floating Rate Fund - Service Class	58,446,030	85,374,732
LVIP Delaware Diversified Floating Rate Fund - Standard Class	1,874,728	4,658,524
LVIP Delaware Diversified Income Fund - Service Class	115,535,882	102,511,938
LVIP Delaware Diversified Income Fund - Standard Class	3,451,310	1,685,937
LVIP Delaware High Yield Fund - Service Class	11,253,918	9,678,676
LVIP Delaware High Yield Fund - Standard Class	881,918	376,336
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	51,450,095	102,807,213
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	1,769,864	1,400,106
LVIP Delaware Mid Cap Value Fund - Service Class	22,862,526	14,137,207
LVIP Delaware Mid Cap Value Fund - Standard Class	550,572	858,586
LVIP Delaware SMID Cap Core Fund - Service Class	16,052,776	13,790,220
LVIP Delaware SMID Cap Core Fund - Standard Class	752,969	868,317
LVIP Delaware Social Awareness Fund - Service Class	9,062,726	10,292,484
LVIP Delaware Social Awareness Fund - Standard Class	925,210	790,808
LVIP Delaware U.S. Growth Fund - Service Class	5,235,044	59,742,089
LVIP Delaware U.S. Growth Fund - Standard Class	298,507	40,699
LVIP Delaware U.S. REIT Fund - Service Class	7,082,714	12,722,358
LVIP Delaware U.S. REIT Fund - Standard Class	608,368	650,560
LVIP Delaware Value Fund - Service Class	20,360,949	31,892,252
LVIP Delaware Value Fund - Standard Class	569,042	1,260,367
LVIP Delaware Wealth Builder Fund - Service Class	3,304,065	4,096,929
LVIP Delaware Wealth Builder Fund - Standard Class	155,766	460,382
LVIP Dimensional International Core Equity Fund - Service Class	13,107,845	15,667,751
LVIP Dimensional International Core Equity Fund - Standard Class	3,098,829	2,453,752
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	22,943,890	62,442,883
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	362,504	420,413
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	32,385,743	17,874,013
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	4,929,191	3,222,078
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	28,012,608	15,426,520
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	4,527,916	3,364,564
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	114,700,296	97,457,845
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	1,932,796	688,704
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	36,027,123	67,692,559
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	4,374	9,577
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	50,069,389	108,623,206
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	11,906	110
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	4,337,823	18,188,821
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	940,608	1,286,307
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	5,311,780	21,051,848
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	1,418,009	904,980
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	39,583,653	48,239,887
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	1,788,753	4,014,029
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	19,526,868	19,854,171
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	1,821,846	3,540,184
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	35,312,191	10,582,248

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	$228,816	$383,099
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	33,901,434	105,323,856
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	406,079	99,970
LVIP Global Growth Allocation Managed Risk Fund - Service Class	80,813,687	700,333,269
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	1,085,314	927,779
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	67,753,407	550,793,577
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	849,517	1,937,882
LVIP Government Money Market Fund - Service Class	402,091,833	317,894,883
LVIP Government Money Market Fund - Standard Class	24,229,968	24,893,063
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	29,555,697	51,095,260
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	7,229	4,112
LVIP JPMorgan Core Bond Fund - Service Class	88,376,191	4,280,510
LVIP JPMorgan Core Bond Fund - Standard Class	4,524,351	1,275,540
LVIP JPMorgan High Yield Fund - Service Class	26,737,790	31,631,289
LVIP JPMorgan High Yield Fund - Standard Class	1,840,255	2,621,585
LVIP JPMorgan Mid Cap Value Fund - Service Class	4,116,570	110,048
LVIP JPMorgan Mid Cap Value Fund - Standard Class	456,237	6,647
LVIP JPMorgan Retirement Income Fund - Service Class	4,547,993	3,811,964
LVIP JPMorgan Retirement Income Fund - Standard Class	42,232	16,425
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	51,149,661	58,091,805
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	18,021	14,560
LVIP JPMorgan Small Cap Core Fund - Service Class	6,990,279	366,364
LVIP JPMorgan Small Cap Core Fund - Standard Class	1,484,044	28,396
LVIP JPMorgan U.S. Equity Fund - Service Class	19,223,667	274,098
LVIP JPMorgan U.S. Equity Fund - Standard Class	386,030	35,243
LVIP Loomis Sayles Global Growth Fund - Service Class	3,497,400	1,594,088
LVIP Loomis Sayles Global Growth Fund - Standard Class	447,851	276,052
LVIP MFS International Equity Managed Volatility Fund - Service Class	55,140,080	57,958,140
LVIP MFS International Growth Fund - Service Class	28,167,772	24,446,827
LVIP MFS International Growth Fund - Standard Class	493,416	329,002
LVIP MFS Value Fund - Service Class	99,608,459	76,749,807
LVIP MFS Value Fund - Standard Class	1,313,768	1,745,357
LVIP Mondrian Global Income Fund - Service Class	11,098,405	35,974,853
LVIP Mondrian Global Income Fund - Standard Class	142,119	222,916
LVIP Mondrian International Value Fund - Service Class	13,002,929	37,223,652
LVIP Mondrian International Value Fund - Standard Class	557,937	1,166,725
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	10,550,808	14,469,663
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	1,557	19,071
LVIP PIMCO Low Duration Bond Fund - Service Class	95,408,560	100,459,947
LVIP PIMCO Low Duration Bond Fund - Standard Class	2,093,805	2,431,543
LVIP SSGA Bond Index Fund - Service Class	50,915,565	53,014,705
LVIP SSGA Bond Index Fund - Standard Class	5,288,551	4,032,474
LVIP SSGA Conservative Index Allocation Fund - Service Class	8,809,472	11,005,472
LVIP SSGA Conservative Index Allocation Fund - Standard Class	454,941	462,819
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	2,902,852	2,519,823
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	1,571,068	777,737
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	17,418,830	75,978,964
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	544,241	295,084
LVIP SSGA International Index Fund - Service Class	17,845,238	33,278,633
LVIP SSGA International Index Fund - Standard Class	4,067,737	2,641,216
LVIP SSGA International Managed Volatility Fund - Service Class	9,837,216	51,253,539
LVIP SSGA International Managed Volatility Fund - Standard Class	7,219	29,057
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	139,946,804	89,559,544
LVIP SSGA Mid-Cap Index Fund - Service Class	32,191,542	13,509,827
LVIP SSGA Mid-Cap Index Fund - Standard Class	3,593,177	1,336,534
LVIP SSGA Moderate Index Allocation Fund - Service Class	28,018,628	27,937,700
LVIP SSGA Moderate Index Allocation Fund - Standard Class	305,433	843,409
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	30,430,857	23,579,540
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	457,506	234,635
LVIP SSGA Nasdaq-100 Index Fund - Service Class	17,824,063	3,903,860
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	2,847,331	793,942

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP SSGA S&P 500 Index Fund - Service Class	$158,847,320	$133,612,123
LVIP SSGA S&P 500 Index Fund - Standard Class	18,301,447	10,817,686
LVIP SSGA Short-Term Bond Index Fund - Service Class	45,609,052	35,597,432
LVIP SSGA Short-Term Bond Index Fund - Standard Class	5,873,446	2,554,448
LVIP SSGA Small-Cap Index Fund - Service Class	39,395,923	27,328,818
LVIP SSGA Small-Cap Index Fund - Standard Class	4,185,039	4,168,975
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	39,381,499	44,304,127
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	13,508	5,113
LVIP Structured Conservative Allocation Fund - Service Class	5,285,617	19,049,219
LVIP Structured Conservative Allocation Fund - Standard Class	42,659	253,080
LVIP Structured Moderate Allocation Fund - Service Class	24,793,277	77,833,375
LVIP Structured Moderate Allocation Fund - Standard Class	66,569	17,612
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	15,351,627	39,734,252
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	593,010	141,927
LVIP T. Rowe Price 2020 Fund - Service Class	593,919	511,984
LVIP T. Rowe Price 2030 Fund - Service Class	1,048,861	465,542
LVIP T. Rowe Price 2040 Fund - Service Class	286,015	338,122
LVIP T. Rowe Price Growth Stock Fund - Service Class	13,369,921	56,898,429
LVIP T. Rowe Price Growth Stock Fund - Standard Class	1,642,172	1,002,887
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	13,606,765	23,880,662
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	133,397	564,223
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	17,514,777	15,762,381
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	121,385	90,868
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	69,184,571	100,508,698
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	78,168	453,692
LVIP Vanguard Bond Allocation Fund - Service Class	106,634,373	27,718,758
LVIP Vanguard Bond Allocation Fund - Standard Class	9,573,238	3,407,281
LVIP Vanguard Domestic Equity ETF Fund - Service Class	34,490,779	38,638,354
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	2,679,121	2,519,045
LVIP Vanguard International Equity ETF Fund - Service Class	26,155,594	21,718,961
LVIP Vanguard International Equity ETF Fund - Standard Class	3,074,945	2,792,144
LVIP Wellington Capital Growth Fund - Service Class	9,145,880	67,480,884
LVIP Wellington Capital Growth Fund - Standard Class	472,539	567,012
LVIP Wellington SMID Cap Value Fund - Service Class	26,608,364	15,319,195
LVIP Wellington SMID Cap Value Fund - Standard Class	1,023,815	1,155,909
LVIP Western Asset Core Bond Fund - Service Class	104,808,890	22,412,963
LVIP Western Asset Core Bond Fund - Standard Class	3,741,396	2,137,633
MFS® VIT Growth Series - Initial Class	651,444	1,337,444
MFS® VIT Growth Series - Service Class	23,057,703	32,713,780
MFS® VIT Total Return Series - Initial Class	607,259	586,327
MFS® VIT Total Return Series - Service Class	15,366,216	10,830,152
MFS® VIT Utilities Series - Initial Class	1,324,694	1,202,794
MFS® VIT Utilities Series - Service Class	20,434,053	26,848,281
MFS® VIT II Core Equity Portfolio - Service Class	80,479	409,051
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	852,532	966,064
MFS® VIT II International Intrinsic Value Portfolio - Service Class	4,480,090	6,962,231
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	416,844	40,683
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	2,950,509	4,816,611
Morgan Stanley VIF Growth Portfolio - Class II	563,423	791,200
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	1,485,423	2,560,177
PIMCO VIT All Asset Portfolio - Advisor Class	2,825,694	4,041,467
PIMCO VIT All Asset Portfolio - Institutional Class	456,261	21,261
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	6,132,015	8,793,022
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	108,529	130,458
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	239,068	772,269
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	42,275	41,566
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	145,693	132,408
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	138,951	137,163
Putnam VT George Putnam Balanced Fund - Class IA	169,467	73,968
Putnam VT George Putnam Balanced Fund - Class IB	8,298,589	11,095,342
Putnam VT Global Health Care Fund - Class IA	743,007	534,044

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Putnam VT Global Health Care Fund - Class IB	$4,568,209	$4,517,407
Putnam VT Income Fund - Class IA	190,444	80,376
Putnam VT Income Fund - Class IB	1,304,564	1,794,103
Putnam VT Large Cap Value Fund - Class IA	3,342,375	3,123,726
Putnam VT Large Cap Value Fund - Class IB	48,254,786	24,667,878
Putnam VT Multi-Asset Absolute Return Fund - Class IA	6,435	154,934
Putnam VT Multi-Asset Absolute Return Fund - Class IB	624,604	3,281,154
Putnam VT Sustainable Future Fund - Class IB	189,644	112,692
Putnam VT Sustainable Leaders Fund - Class IA	171,000	2,578
Putnam VT Sustainable Leaders Fund - Class IB	579,555	54,459
Templeton Foreign VIP Fund - Class 1	128,419	89,820
Templeton Foreign VIP Fund - Class 4	2,862,361	1,574,839
Templeton Global Bond VIP Fund - Class 1	607,752	754,843
Templeton Global Bond VIP Fund - Class 2	3,864,216	19,688,720
Templeton Global Bond VIP Fund - Class 4	1,287,324	2,437,125
Templeton Growth VIP Fund - Class 2	2,234,962	3,467,723
TOPS® Balanced ETF Portfolio - Service Class Shares	22,811	13,225
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	357,432	835,640
VanEck VIP Global Resources Fund - Class S Shares	3,920,507	9,290,315
VanEck VIP Global Resources Fund - Initial Class Shares	311,860	194,038
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	3,736,612	3,428,775
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	1,709,324	396,610

5. Investments

The following is a summary of investments owned at December 31, 2023:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Discovery Value Portfolio - Class A	33,213	$17.71	$588,207	$633,173
AB VPS Discovery Value Portfolio - Class B	12,281,002	17.44	214,180,672	218,489,058
AB VPS Large Cap Growth Portfolio - Class B	146,456	66.96	9,806,708	7,844,848
AB VPS Sustainable Global Thematic Portfolio - Class B	1,014,212	31.05	31,491,296	31,650,126
ALPS Global Opportunity Portfolio - Class I	23,009	11.41	262,534	276,423
ALPS Global Opportunity Portfolio - Class III	850,677	12.21	10,386,767	10,636,871
ALPS/Alerian Energy Infrastructure Portfolio - Class I	260,467	10.83	2,820,856	2,552,684
ALPS/Alerian Energy Infrastructure Portfolio - Class III	1,977,361	10.82	21,395,049	18,913,415
American Century VP Balanced Fund - Class I	144,916	7.65	1,108,604	1,055,012
American Century VP Balanced Fund - Class II	17,791,829	7.65	136,107,489	137,343,604
American Century VP Inflation Protection Fund - Class II	1,691	9.37	15,844	17,504
American Century VP Large Company Value Fund - Class I	373,411	17.75	6,628,050	6,293,116
American Century VP Large Company Value Fund - Class II	5,930,955	18.10	107,350,285	104,698,216
American Funds Asset Allocation Fund - Class 1	957,189	23.86	22,838,527	21,708,634
American Funds Asset Allocation Fund - Class 1A	1,349,397	23.74	32,034,680	32,192,231
American Funds Asset Allocation Fund - Class 4	11,402,533	23.34	266,135,120	269,867,322
American Funds Capital Income Builder® - Class 1	85,286	11.63	991,879	857,309
American Funds Capital Income Builder® - Class 1A	861,811	11.62	10,014,239	9,328,849
American Funds Capital Income Builder® - Class 4	4,905,909	11.60	56,908,544	52,157,780
American Funds Capital World Bond Fund - Class 1	234,275	10.16	2,380,236	2,735,961
American Funds Capital World Bond Fund - Class 1A	144,183	10.08	1,453,363	1,613,691
American Funds Capital World Growth and Income Fund - Class 1	108,734	13.85	1,505,968	1,462,054
American Funds Capital World Growth and Income Fund - Class 1A	394,778	13.77	5,436,095	5,871,614
American Funds Global Balanced Fund - Class 1	28,621	12.37	354,047	348,351
American Funds Global Balanced Fund - Class 1A	184,178	12.30	2,265,384	2,413,857
American Funds Global Growth Fund - Class 1	41,701	33.92	1,414,503	1,347,197
American Funds Global Growth Fund - Class 1A	469,539	33.74	15,842,254	16,453,039
American Funds Global Growth Fund - Class 2	7,141,768	33.44	238,820,729	203,840,679
American Funds Global Growth Fund - Class 4	3,493,976	33.08	115,580,738	115,508,722
American Funds Global Small Capitalization Fund - Class 1	67,064	18.57	1,245,387	1,456,890
American Funds Global Small Capitalization Fund - Class 1A	256,888	18.31	4,703,616	6,433,304

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
American Funds Global Small Capitalization Fund - Class 2	15,703,887	$17.50	$274,818,026	$310,642,916
American Funds Global Small Capitalization Fund - Class 4	1,940,895	17.46	33,888,021	41,556,247
American Funds Growth Fund - Class 1	69,171	99.44	6,878,384	5,924,500
American Funds Growth Fund - Class 1A	549,058	98.46	54,060,215	52,849,473
American Funds Growth Fund - Class 2	13,700,200	98.20	1,345,359,592	1,041,871,614
American Funds Growth Fund - Class 4	5,092,708	95.70	487,372,200	457,245,197
American Funds Growth-Income Fund - Class 1	47,041	59.26	2,787,644	2,333,571
American Funds Growth-Income Fund - Class 1A	601,201	58.88	35,398,741	33,053,819
American Funds Growth-Income Fund - Class 2	26,247,905	58.30	1,530,252,886	1,176,045,293
American Funds Growth-Income Fund - Class 4	5,402,539	57.34	309,781,612	283,273,424
American Funds High-Income Trust - Class 1	149,058	8.94	1,332,580	1,480,183
American Funds High-Income Trust - Class 1A	293,437	8.90	2,611,590	2,694,750
American Funds International Fund - Class 1	176,407	17.50	3,087,119	3,361,826
American Funds International Fund - Class 1A	692,656	17.41	12,059,146	13,491,471
American Funds International Fund - Class 2	24,210,227	17.41	421,500,056	439,763,563
American Funds International Fund - Class 4	3,589,424	17.13	61,486,834	68,028,620
American Funds International Growth and Income Fund - Class 1	80,904	10.10	817,128	1,051,979
American Funds International Growth and Income Fund - Class 1A	300,719	9.83	2,956,065	3,508,386
American Funds Managed Risk Asset Allocation Fund - Class P1	611,531	11.90	7,277,219	7,854,981
American Funds Managed Risk Asset Allocation Fund - Class P2	10,751,295	11.53	123,962,436	132,344,232
American Funds Managed Risk Growth Fund - Class P1	523,741	10.86	5,687,823	6,573,859
American Funds Managed Risk Growth-Income Fund - Class P1	139,248	12.53	1,744,777	1,834,703
American Funds Managed Risk International Fund - Class P1	217,354	8.36	1,817,083	2,107,695
American Funds Managed Risk Washington Mutual Investors Fund - Class P1	239,757	10.50	2,517,450	2,738,976
American Funds Mortgage Fund - Class 1	45,874	9.44	433,052	474,483
American Funds Mortgage Fund - Class 1A	201,316	9.32	1,876,261	2,044,200
American Funds Mortgage Fund - Class 4	741,243	9.23	6,841,677	7,564,570
American Funds New World Fund® - Class 1	113,608	25.48	2,894,728	2,707,553
American Funds New World Fund® - Class 1A	383,211	25.36	9,718,229	10,470,366
American Funds New World Fund® - Class 4	2,269,261	24.95	56,618,057	57,045,318
American Funds The Bond Fund of America - Class 1	648,149	9.54	6,183,339	7,024,008
American Funds The Bond Fund of America - Class 1A	1,638,375	9.47	15,515,410	16,912,333
American Funds U.S. Government Securities Fund - Class 1	23,104	9.91	228,957	260,316
American Funds U.S. Government Securities Fund - Class 1A	480,147	9.87	4,739,052	5,230,887
American Funds Washington Mutual Investors Fund - Class 1	210,400	14.49	3,048,691	2,818,208
American Funds Washington Mutual Investors Fund - Class 1A	1,505,713	14.43	21,727,445	21,301,419
American Funds Washington Mutual Investors Fund - Class 4	8,744,658	14.06	122,949,885	119,224,219
ClearBridge Variable Aggressive Growth Portfolio - Class I	32,886	17.12	563,009	801,982
ClearBridge Variable Aggressive Growth Portfolio - Class II	1,117,404	16.56	18,504,203	25,949,082
ClearBridge Variable Large Cap Growth Portfolio - Class I	187,047	38.67	7,233,110	6,450,036
ClearBridge Variable Large Cap Growth Portfolio - Class II	6,980,440	38.07	265,745,347	221,310,174
ClearBridge Variable Mid Cap Portfolio - Class I	72,322	22.82	1,650,385	1,687,107
ClearBridge Variable Mid Cap Portfolio - Class II	2,637,694	22.57	59,532,745	58,667,860
Columbia VP Commodity Strategy Fund - Class 1	386,125	3.76	1,451,831	2,224,071
Columbia VP Commodity Strategy Fund - Class 2	1,633,884	3.67	5,996,355	8,520,030
Columbia VP Emerging Markets Bond Fund - Class 1	116,570	7.86	916,240	977,986
Columbia VP Emerging Markets Bond Fund - Class 2	350,725	7.85	2,753,193	3,106,139
Columbia VP Strategic Income Fund - Class 1	697,436	3.70	2,580,514	2,828,040
Columbia VP Strategic Income Fund - Class 2	4,457,337	3.65	16,269,280	17,600,193
Delaware Ivy VIP Asset Strategy Portfolio - Class I	108,811	8.76	953,182	1,133,456
Delaware Ivy VIP Asset Strategy Portfolio - Class II	868,447	8.76	7,607,596	8,081,042
Delaware Ivy VIP Energy Portfolio - Class I	92,710	5.09	471,893	448,427
Delaware Ivy VIP Energy Portfolio - Class II	2,534,812	5.10	12,927,543	11,861,940
Delaware Ivy VIP High Income Portfolio - Class I	1,041,789	2.96	3,083,696	3,226,279
Delaware Ivy VIP High Income Portfolio - Class II	7,503,231	2.95	22,134,531	23,843,313
Delaware Ivy VIP Mid Cap Growth Portfolio - Class I	535,811	10.18	5,454,551	6,512,052
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	3,249,510	10.00	32,495,096	38,195,953
Delaware Ivy VIP Science and Technology Portfolio - Class I	95,404	23.38	2,230,555	2,463,921
Delaware Ivy VIP Science and Technology Portfolio - Class II	2,113,700	22.97	48,551,697	54,779,590
Delaware Ivy VIP Small Cap Growth Portfolio - Class I	229,359	5.85	1,341,749	1,865,243
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	2,221,410	5.75	12,773,105	16,708,781

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Delaware VIP® Emerging Markets Series - Service Class	9,897,105	$21.98	$217,538,369	$211,291,827
Delaware VIP® Emerging Markets Series - Standard Class	62,822	22.05	1,385,231	1,451,349
Delaware VIP® International Series - Standard Class	3,441	16.75	57,644	63,800
Delaware VIP® Small Cap Value Series - Service Class	11,836,931	38.14	451,460,551	404,233,400
Delaware VIP® Small Cap Value Series - Standard Class	185,785	38.39	7,132,287	6,790,691
DWS Alternative Asset Allocation VIP Portfolio - Class A	211,916	12.74	2,699,809	2,902,516
DWS Alternative Asset Allocation VIP Portfolio - Class B	2,939,847	12.72	37,394,851	39,183,855
DWS Equity 500 Index VIP Portfolio - Class A	232,227	26.97	6,263,159	4,529,862
DWS Small Cap Index VIP Portfolio - Class A	150,932	13.63	2,057,208	2,071,338
Eaton Vance VT Floating-Rate Income Fund - ADV Class	539,348	8.66	4,670,757	4,724,758
Eaton Vance VT Floating-Rate Income Fund - Initial Class	4,184,148	8.65	36,192,880	36,447,987
Fidelity® VIP Balanced Portfolio - Initial Class	511,376	22.32	11,413,908	11,336,929
Fidelity® VIP Balanced Portfolio - Service Class 2	18,276,128	21.54	393,667,797	379,244,187
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	4,674	33.37	155,976	149,329
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	11,562	19.38	224,067	226,437
Fidelity® VIP Contrafund® Portfolio - Initial Class	172,418	48.63	8,384,696	7,241,614
Fidelity® VIP Contrafund® Portfolio - Service Class 2	29,119,720	46.83	1,363,676,490	1,035,395,500
Fidelity® VIP Financials Portfolio - Initial Class	5,208	15.02	78,229	74,321
Fidelity® VIP Financials Portfolio - Service Class 2	5,188	15.00	77,825	74,677
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	62,380	11.37	709,266	751,841
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	2,285,072	11.31	25,844,162	27,365,270
Fidelity® VIP Growth Portfolio - Initial Class	111,340	93.10	10,365,745	9,167,140
Fidelity® VIP Growth Portfolio - Service Class 2	4,091,203	89.92	367,880,930	317,744,758
Fidelity® VIP Mid Cap Portfolio - Initial Class	113,606	36.44	4,139,797	4,107,046
Fidelity® VIP Mid Cap Portfolio - Service Class 2	16,772,015	34.69	581,821,216	551,106,566
Fidelity® VIP Strategic Income Portfolio - Initial Class	641,890	10.48	6,727,003	7,105,805
Fidelity® VIP Strategic Income Portfolio - Service Class 2	3,433,721	10.35	35,539,014	37,457,285
Fidelity® VIP Technology Portfolio - Initial Class	17,799	32.11	571,536	523,531
Fidelity® VIP Technology Portfolio - Service Class 2	152,044	32.07	4,876,056	4,469,000
First Trust Capital Strength Hedged Equity Portfolio - Class I	175,735	9.79	1,720,443	1,718,744
First Trust Capital Strength Portfolio - Class I	8,234,993	13.55	111,584,154	105,027,096
First Trust Capital Strength Portfolio - Class II	88,747	13.56	1,203,409	1,116,023
First Trust Dorsey Wright Tactical Core Portfolio - Class I	862,667	11.44	9,868,906	10,331,185
First Trust Dorsey Wright Tactical Core Portfolio - Class II	23,898	11.35	271,247	310,873
First Trust Growth Strength Portfolio - Class I	513,952	12.62	6,486,076	5,958,216
First Trust International Developed Capital Strength Portfolio - Class I	769,686	12.48	9,605,680	9,070,109
First Trust International Developed Capital Strength Portfolio - Class II	29,144	12.50	364,296	344,089
First Trust Multi Income Allocation Portfolio - Class I	741,498	11.36	8,423,418	8,371,623
First Trust Multi Income Allocation Portfolio - Class II	2,927	11.35	33,226	34,818
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	13,812,825	13.24	182,881,807	187,995,486
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	122,856	13.28	1,631,529	1,728,376
Franklin Allocation VIP Fund - Class 4	4,383,465	5.10	22,355,671	24,009,712
Franklin Income VIP Fund - Class 1	71,216	14.91	1,061,835	1,129,821
Franklin Income VIP Fund - Class 2	24,686,629	14.20	350,550,127	365,577,360
Franklin Income VIP Fund - Class 4	11,312,263	14.67	165,950,900	175,034,268
Franklin Multi-Asset Variable Conservative Growth - Class I	6,606	14.41	95,191	109,491
Franklin Multi-Asset Variable Conservative Growth - Class II	1,175,422	14.34	16,855,550	17,022,707
Franklin Mutual Shares VIP Fund - Class 1	51,396	15.74	808,979	934,001
Franklin Mutual Shares VIP Fund - Class 2	30,684,802	15.33	470,398,016	498,342,258
Franklin Mutual Shares VIP Fund - Class 4	2,962,667	15.53	46,010,219	50,398,054
Franklin Rising Dividends VIP Fund - Class 1	117,818	28.23	3,325,990	3,399,180
Franklin Rising Dividends VIP Fund - Class 4	2,230,567	26.96	60,136,086	60,645,059
Franklin Small Cap Value VIP Fund - Class 1	177,352	14.16	2,511,310	2,680,164
Franklin Small Cap Value VIP Fund - Class 4	1,621,391	13.88	22,504,906	23,357,968
Franklin Small-Mid Cap Growth VIP Fund - Class 1	136,203	17.06	2,323,623	2,509,338
Franklin Small-Mid Cap Growth VIP Fund - Class 4	1,057,519	14.33	15,154,249	17,466,387
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	544,914	1.00	544,914	544,914
Goldman Sachs VIT Government Money Market Fund - Service Shares	16,894,075	1.00	16,894,075	16,894,080
Goldman Sachs VIT Large Cap Value Fund - Service Shares	13,423,331	8.44	113,292,913	123,655,426
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	404,944	8.84	3,579,702	3,725,394
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	184,954	8.88	1,642,395	1,753,435

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Guggenheim VT Long Short Equity	346,281	$16.97	$5,876,391	$5,416,818
Guggenheim VT Multi-Hedge Strategies	354,910	25.89	9,188,611	9,261,522
Hartford Capital Appreciation HLS Fund - Class IA	2,241	46.05	103,219	108,792
Hartford Capital Appreciation HLS Fund - Class IC	303,411	45.18	13,708,113	13,777,678
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	587,731	2.02	1,187,217	1,333,561
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	7,271,218	2.14	15,560,406	16,995,695
Invesco V.I. American Franchise Fund - Series I Shares	35,739	58.96	2,107,187	1,863,293
Invesco V.I. American Franchise Fund - Series II Shares	12,309	53.21	654,952	622,139
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	86,840	8.68	753,773	886,892
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	1,160,035	8.48	9,837,101	11,732,057
Invesco V.I. Comstock Fund - Series I Shares	120,885	19.67	2,377,803	2,456,875
Invesco V.I. Comstock Fund - Series II Shares	1,471,350	19.58	28,809,042	29,210,998
Invesco V.I. Core Equity Fund - Series I Shares	168,578	29.29	4,937,648	4,781,795
Invesco V.I. Core Equity Fund - Series II Shares	35,881	29.12	1,044,863	1,008,990
Invesco V.I. Diversified Dividend Fund - Series I Shares	40,174	24.24	973,813	1,048,283
Invesco V.I. Diversified Dividend Fund - Series II Shares	930,404	23.99	22,320,400	23,665,014
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	237,367	26.22	6,223,754	5,991,384
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	11,652,735	25.17	293,299,332	255,692,161
Invesco V.I. Equity and Income Fund - Series I Shares	55,355	16.48	912,250	1,042,698
Invesco V.I. Equity and Income Fund - Series II Shares	1,082,936	16.36	17,716,836	18,818,260
Invesco V.I. EQV International Equity Fund - Series I Shares	66,543	34.09	2,268,440	2,274,637
Invesco V.I. EQV International Equity Fund - Series II Shares	2,367,393	33.47	79,236,649	83,046,024
Invesco V.I. Global Fund - Series II Shares	181,547	35.50	6,444,926	6,367,003
Invesco V.I. Main Street Small Cap Fund® - Series I Shares	119,863	26.91	3,225,510	3,051,519
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	1,080,872	26.30	28,426,946	26,602,675
Janus Henderson Balanced Portfolio - Service Shares	237,819	48.05	11,427,197	8,178,105
Janus Henderson Enterprise Portfolio - Service Shares	74,891	68.37	5,120,310	4,385,299
Janus Henderson Global Research Portfolio - Service Shares	8,493	59.02	501,264	366,793
Lincoln Hedged Nasdaq-100 Fund - Service Class	75,469	10.40	784,648	716,841
Lincoln Hedged Nasdaq-100 Fund 2 - Service Class	91,861	10.15	932,025	860,366
Lincoln Hedged S&P 500 Conservative Fund - Service Class	240,034	10.03	2,407,056	2,266,041
Lincoln Hedged S&P 500 Conservative Fund 2 - Service Class	285,719	9.86	2,817,765	2,678,039
Lincoln Hedged S&P 500 Fund - Service Class	201,006	9.90	1,990,365	1,901,558
Lincoln Hedged S&P 500 Fund 2 - Service Class	212,928	9.93	2,114,806	2,013,719
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class	108,438	10.85	1,176,449	1,082,634
Lincoln Nasdaq-100 Buffer Fund Mar - Service Class	15,485	10.65	164,949	154,078
Lincoln Opportunistic Hedged Equity Fund - Service Class	25,458	10.08	256,717	256,873
Lincoln S&P 500 Buffer Fund Feb - Service Class	220,338	10.31	2,272,123	2,108,977
Lincoln S&P 500 Buffer Fund May - Service Class	304,807	10.32	3,145,910	3,010,918
Lincoln S&P 500 Ultra Buffer Fund Feb - Service Class	205,463	9.96	2,045,998	1,941,608
Lincoln S&P 500 Ultra Buffer Fund May - Service Class	386,994	10.17	3,934,954	3,790,692
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	4,062,325	10.32	41,923,199	47,531,016
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	841,632	23.96	20,165,497	28,504,716
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	618,790	16.79	10,389,483	10,092,090
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	3,695,561	13.03	48,153,162	51,030,493
LVIP American Balanced Allocation Fund - Service Class	8,323,361	10.53	87,669,960	103,437,580
LVIP American Balanced Allocation Fund - Standard Class	1,444,400	10.56	15,247,086	17,733,868
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	36,079,384	13.14	474,191,340	459,449,948
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	3,047,675	9.92	30,242,075	34,060,179
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	42,661	9.93	423,583	461,912
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	6,999,006	9.84	68,870,221	79,423,325
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	43,800	9.85	431,478	498,686
LVIP American Global Growth Fund - Service Class II	13,918,545	22.99	319,973,427	291,496,693
LVIP American Global Small Capitalization Fund - Service Class II	5,583,061	10.18	56,857,895	74,384,288
LVIP American Growth Allocation Fund - Service Class	5,610,707	10.44	58,581,389	71,517,892
LVIP American Growth Allocation Fund - Standard Class	826,653	10.47	8,652,574	10,471,437
LVIP American Growth Fund - Service Class II	60,734,506	27.48	1,668,923,503	1,466,821,840
LVIP American Growth-Income Fund - Service Class II	50,062,151	25.64	1,283,393,295	1,064,533,140
LVIP American Income Allocation Fund - Standard Class	8,781	10.45	91,712	102,178
LVIP American International Fund - Service Class II	22,565,094	12.27	276,896,271	305,393,981
LVIP American Preservation Fund - Service Class	1,626,153	9.15	14,882,552	15,812,560

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP American Preservation Fund - Standard Class	27,172	$9.15	$248,620	$270,834
LVIP Baron Growth Opportunities Fund - Service Class	4,321,245	71.99	311,099,401	253,537,227
LVIP Baron Growth Opportunities Fund - Standard Class	27,479	75.62	2,077,958	1,846,790
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	67,207,204	20.22	1,358,929,661	1,321,665,219
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	16,321	20.30	331,365	334,226
LVIP BlackRock Global Allocation Fund - Service Class	71,809,757	11.49	824,735,062	804,156,731
LVIP BlackRock Global Allocation Fund - Standard Class	689,457	11.49	7,921,170	7,711,243
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	57,665,287	10.83	624,399,724	609,269,924
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	5,646	10.91	61,572	60,811
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	31,115,262	11.73	365,013,135	358,029,867
LVIP BlackRock Inflation Protected Bond Fund - Service Class	83,727,919	9.14	764,938,267	857,508,083
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,164,744	9.14	10,645,760	11,715,495
LVIP BlackRock Real Estate Fund - Service Class	9,850,792	7.40	72,876,161	81,748,708
LVIP BlackRock Real Estate Fund - Standard Class	313,991	7.51	2,358,390	2,635,657
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	42,193,730	12.53	528,771,830	506,516,426
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	28,762,034	43.66	1,255,836,680	1,050,026,627
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	46,000	45.26	2,081,833	1,688,912
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	39,049,293	18.48	721,748,081	590,415,866
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	6,676	19.44	129,794	94,027
LVIP Channing Small Cap Value Fund - Service Class	545,155	11.34	6,179,335	5,681,698
LVIP Channing Small Cap Value Fund - Standard Class	54,981	11.36	624,473	566,417
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	29,553,087	15.25	450,655,021	365,414,060
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	4,952	15.29	75,708	60,024
LVIP Delaware Bond Fund - Service Class	323,408,402	11.72	3,791,316,692	4,376,818,566
LVIP Delaware Bond Fund - Standard Class	4,130,589	11.73	48,443,545	54,835,420
LVIP Delaware Diversified Floating Rate Fund - Service Class	67,315,220	9.69	652,351,799	674,160,058
LVIP Delaware Diversified Floating Rate Fund - Standard Class	517,609	9.69	5,017,699	5,118,961
LVIP Delaware Diversified Income Fund - Service Class	199,397,549	8.87	1,769,055,058	2,058,050,336
LVIP Delaware Diversified Income Fund - Standard Class	2,081,847	8.92	18,563,830	21,083,820
LVIP Delaware High Yield Fund - Service Class	18,219,858	4.23	77,051,779	87,556,850
LVIP Delaware High Yield Fund - Standard Class	538,887	4.23	2,278,412	2,440,096
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	98,834,998	9.24	913,334,220	966,325,269
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	380,451	9.29	3,535,915	3,663,957
LVIP Delaware Mid Cap Value Fund - Service Class	3,709,808	39.62	146,975,174	138,432,332
LVIP Delaware Mid Cap Value Fund - Standard Class	33,373	39.97	1,333,866	1,409,309
LVIP Delaware SMID Cap Core Fund - Service Class	6,817,869	23.15	157,820,039	153,091,823
LVIP Delaware SMID Cap Core Fund - Standard Class	209,070	25.56	5,344,029	4,846,581
LVIP Delaware Social Awareness Fund - Service Class	1,641,749	45.37	74,477,947	66,255,627
LVIP Delaware Social Awareness Fund - Standard Class	155,193	45.83	7,112,017	5,922,389
LVIP Delaware U.S. Growth Fund - Service Class	32,504,180	9.58	311,520,063	292,562,085
LVIP Delaware U.S. Growth Fund - Standard Class	47,353	10.56	500,235	460,962
LVIP Delaware U.S. REIT Fund - Service Class	8,279,020	13.20	109,266,502	108,550,109
LVIP Delaware U.S. REIT Fund - Standard Class	323,493	13.17	4,259,112	4,407,039
LVIP Delaware Value Fund - Service Class	9,891,857	25.22	249,472,634	260,414,566
LVIP Delaware Value Fund - Standard Class	179,132	25.24	4,520,756	4,869,141
LVIP Delaware Wealth Builder Fund - Service Class	1,408,814	11.23	15,822,391	16,742,499
LVIP Delaware Wealth Builder Fund - Standard Class	220,412	11.26	2,482,056	2,789,920
LVIP Dimensional International Core Equity Fund - Service Class	13,254,437	11.99	158,867,687	143,247,784
LVIP Dimensional International Core Equity Fund - Standard Class	1,617,129	12.01	19,428,186	17,725,571
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	50,598,565	10.10	511,045,511	476,729,955
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	234,529	10.11	2,371,091	2,155,377
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	6,410,624	41.96	269,002,589	228,930,295
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	619,668	42.35	26,243,562	23,627,247
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	9,331,764	19.25	179,673,779	143,477,197
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	1,104,337	19.29	21,307,083	17,732,071
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	42,324,284	20.65	873,827,170	656,849,587
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	297,123	20.68	6,144,800	5,544,208
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	30,475,772	14.81	451,285,229	393,054,094
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	5,110	14.84	75,847	62,694

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	19,688,727	$41.59	$818,775,419	$667,621,931
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	292	41.59	12,134	11,793
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	15,856,917	7.33	116,294,629	134,529,492
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	554,882	7.33	4,067,282	4,582,155
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	14,448,365	8.05	116,309,335	112,598,161
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	239,156	8.05	1,924,490	1,837,023
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	24,261,964	12.29	298,155,270	305,555,578
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	477,888	12.33	5,891,884	6,259,566
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	15,191,478	11.48	174,367,780	185,141,512
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	687,490	11.51	7,911,639	8,366,568
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	23,614,071	10.55	249,152,066	252,630,980
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	241,684	10.58	2,557,503	2,508,103
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	56,775,235	11.69	663,532,175	746,411,821
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	184,694	11.69	2,159,259	2,417,506
LVIP Global Growth Allocation Managed Risk Fund - Service Class	425,007,836	12.44	5,286,247,466	5,541,263,999
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	837,301	12.44	10,413,515	11,568,727
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	335,896,758	12.75	4,282,683,667	4,524,551,617
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	285,283	12.75	3,638,499	3,959,701
LVIP Government Money Market Fund - Service Class	70,347,388	10.00	703,473,876	703,474,080
LVIP Government Money Market Fund - Standard Class	4,693,950	10.00	46,939,499	46,939,516
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	31,799,611	12.61	400,834,090	356,153,838
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	6,796	12.63	85,840	74,050
LVIP JPMorgan Core Bond Fund - Service Class	29,370,756	9.75	286,276,763	306,322,081
LVIP JPMorgan Core Bond Fund - Standard Class	997,044	9.88	9,845,813	10,483,230
LVIP JPMorgan High Yield Fund - Service Class	19,280,236	9.73	187,519,575	200,798,944
LVIP JPMorgan High Yield Fund - Standard Class	550,041	9.73	5,351,898	5,601,965
LVIP JPMorgan Mid Cap Value Fund - Service Class	417,827	10.16	4,244,704	4,009,846
LVIP JPMorgan Mid Cap Value Fund - Standard Class	46,582	10.17	473,875	449,825
LVIP JPMorgan Retirement Income Fund - Service Class	1,651,368	12.00	19,821,369	20,376,046
LVIP JPMorgan Retirement Income Fund - Standard Class	100,858	12.01	1,211,703	1,346,398
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	28,112,194	17.67	496,658,132	441,352,067
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	9,165	17.85	163,570	153,364
LVIP JPMorgan Small Cap Core Fund - Service Class	364,565	19.61	7,148,385	6,618,630
LVIP JPMorgan Small Cap Core Fund - Standard Class	80,859	19.85	1,604,977	1,455,422
LVIP JPMorgan U.S. Equity Fund - Service Class	545,013	36.98	20,152,949	18,964,827
LVIP JPMorgan U.S. Equity Fund - Standard Class	9,821	37.63	369,520	350,689
LVIP Loomis Sayles Global Growth Fund - Service Class	269,446	14.99	4,038,727	3,821,799
LVIP Loomis Sayles Global Growth Fund - Standard Class	26,720	15.16	404,940	384,575
LVIP MFS International Equity Managed Volatility Fund - Service Class	45,276,835	12.36	559,666,959	509,982,823
LVIP MFS International Growth Fund - Service Class	14,246,855	19.22	273,881,543	246,360,203
LVIP MFS International Growth Fund - Standard Class	132,720	19.22	2,550,345	2,569,179
LVIP MFS Value Fund - Service Class	20,721,912	50.52	1,046,953,880	803,255,163
LVIP MFS Value Fund - Standard Class	137,453	50.61	6,955,829	6,576,736
LVIP Mondrian Global Income Fund - Service Class	41,551,485	9.51	395,154,622	464,740,644
LVIP Mondrian Global Income Fund - Standard Class	118,580	9.63	1,141,337	1,274,399
LVIP Mondrian International Value Fund - Service Class	13,828,452	16.58	229,317,225	219,248,736
LVIP Mondrian International Value Fund - Standard Class	453,860	16.60	7,532,718	7,210,460
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	6,411,098	13.45	86,242,089	73,173,475
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	2,712	13.47	36,525	27,093
LVIP PIMCO Low Duration Bond Fund - Service Class	80,554,344	9.28	747,302,647	785,585,849
LVIP PIMCO Low Duration Bond Fund - Standard Class	1,349,537	9.28	12,526,400	13,205,630
LVIP SSGA Bond Index Fund - Service Class	77,817,716	10.01	779,033,159	864,187,783
LVIP SSGA Bond Index Fund - Standard Class	1,642,059	10.01	16,430,440	18,170,255
LVIP SSGA Conservative Index Allocation Fund - Service Class	5,628,343	13.19	74,220,954	74,068,236
LVIP SSGA Conservative Index Allocation Fund - Standard Class	362,189	13.20	4,779,086	5,183,740
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	1,434,563	9.99	14,328,413	16,382,172
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	284,917	10.02	2,853,444	3,100,527
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	49,496,457	11.14	551,489,524	569,600,636
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	220,043	11.14	2,451,503	2,619,086
LVIP SSGA International Index Fund - Service Class	24,456,683	10.46	255,890,279	219,103,967
LVIP SSGA International Index Fund - Standard Class	1,513,923	10.46	15,838,662	14,951,426

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP SSGA International Managed Volatility Fund - Service Class	27,793,820	$9.48	$263,513,208	$242,815,782
LVIP SSGA International Managed Volatility Fund - Standard Class	5,218	9.47	49,431	46,969
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	53,057,009	15.32	812,886,430	746,734,920
LVIP SSGA Mid-Cap Index Fund - Service Class	14,067,137	12.24	172,125,492	173,294,513
LVIP SSGA Mid-Cap Index Fund - Standard Class	1,318,911	12.28	16,198,867	16,546,002
LVIP SSGA Moderate Index Allocation Fund - Service Class	15,689,459	15.75	247,093,293	223,803,148
LVIP SSGA Moderate Index Allocation Fund - Standard Class	286,540	15.76	4,516,722	4,643,120
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	13,523,750	16.56	223,926,246	198,705,716
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	371,803	16.60	6,173,416	5,787,545
LVIP SSGA Nasdaq-100 Index Fund - Service Class	2,195,529	11.89	26,100,446	22,634,718
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	245,978	11.91	2,929,595	2,536,594
LVIP SSGA S&P 500 Index Fund - Service Class	68,399,507	26.41	1,806,088,970	1,350,466,933
LVIP SSGA S&P 500 Index Fund - Standard Class	5,168,286	26.45	136,706,343	112,483,407
LVIP SSGA Short-Term Bond Index Fund - Service Class	20,496,102	9.85	201,866,109	206,321,125
LVIP SSGA Short-Term Bond Index Fund - Standard Class	1,156,980	9.87	11,424,021	11,571,186
LVIP SSGA Small-Cap Index Fund - Service Class	14,135,830	31.05	438,860,983	408,168,573
LVIP SSGA Small-Cap Index Fund - Standard Class	582,103	31.11	18,106,890	18,194,978
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	49,123,266	12.22	600,089,817	609,482,828
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	4,754	12.24	58,179	54,900
LVIP Structured Conservative Allocation Fund - Service Class	10,089,398	11.03	111,245,707	116,442,422
LVIP Structured Conservative Allocation Fund - Standard Class	97,638	11.03	1,076,559	1,195,180
LVIP Structured Moderate Allocation Fund - Service Class	41,382,784	12.27	507,683,994	502,000,284
LVIP Structured Moderate Allocation Fund - Standard Class	117,695	12.28	1,444,711	1,547,232
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	23,009,515	12.96	298,272,339	286,882,942
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	212,849	12.97	2,761,291	2,775,431
LVIP T. Rowe Price 2020 Fund - Service Class	801,438	9.03	7,236,986	8,029,069
LVIP T. Rowe Price 2030 Fund - Service Class	419,705	10.88	4,567,229	4,459,512
LVIP T. Rowe Price 2040 Fund - Service Class	421,840	11.30	4,766,365	4,182,864
LVIP T. Rowe Price Growth Stock Fund - Service Class	7,126,838	48.69	347,005,753	301,125,924
LVIP T. Rowe Price Growth Stock Fund - Standard Class	138,107	51.10	7,056,701	6,993,952
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	12,425,614	26.81	333,118,286	325,260,270
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	127,189	28.80	3,663,540	3,423,265
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	15,907,845	11.19	177,976,964	173,345,225
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	106,051	11.21	1,189,255	1,211,614
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	151,128,018	11.32	1,711,071,418	1,628,378,606
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	235,369	11.34	2,668,611	2,771,209
LVIP Vanguard Bond Allocation Fund - Service Class	95,854,907	9.21	883,207,114	991,684,981
LVIP Vanguard Bond Allocation Fund - Standard Class	4,814,418	9.22	44,393,752	49,837,332
LVIP Vanguard Domestic Equity ETF Fund - Service Class	13,653,159	31.68	432,586,680	302,607,808
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	713,708	31.74	22,651,667	18,002,565
LVIP Vanguard International Equity ETF Fund - Service Class	23,792,657	11.70	278,255,126	265,392,630
LVIP Vanguard International Equity ETF Fund - Standard Class	2,077,127	11.71	24,331,463	24,089,449
LVIP Wellington Capital Growth Fund - Service Class	7,287,292	54.07	394,002,013	339,667,305
LVIP Wellington Capital Growth Fund - Standard Class	85,068	57.54	4,895,173	5,148,774
LVIP Wellington SMID Cap Value Fund - Service Class	5,544,323	25.19	139,644,867	135,002,576
LVIP Wellington SMID Cap Value Fund - Standard Class	57,479	25.37	1,457,962	1,502,421
LVIP Western Asset Core Bond Fund - Service Class	54,726,633	7.86	429,877,704	523,283,725
LVIP Western Asset Core Bond Fund - Standard Class	2,018,465	7.83	15,798,526	19,196,060
MFS® VIT Growth Series - Initial Class	81,053	60.29	4,886,672	4,429,443
MFS® VIT Growth Series - Service Class	4,185,755	55.68	233,062,846	226,839,530
MFS® VIT Total Return Series - Initial Class	234,031	23.26	5,443,560	5,669,253
MFS® VIT Total Return Series - Service Class	5,761,027	22.68	130,660,092	135,631,477
MFS® VIT Utilities Series - Initial Class	151,321	32.25	4,880,101	4,989,570
MFS® VIT Utilities Series - Service Class	4,577,635	31.54	144,378,608	143,176,467
MFS® VIT II Core Equity Portfolio - Service Class	56,443	27.15	1,532,433	1,373,780
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	60,615	29.40	1,782,085	1,811,517
MFS® VIT II International Intrinsic Value Portfolio - Service Class	1,134,999	28.83	32,722,035	32,437,342
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	245,848	6.11	1,502,129	1,853,026
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	1,392,500	6.04	8,410,698	9,999,528
Morgan Stanley VIF Growth Portfolio - Class II	239,134	10.13	2,422,425	3,711,665
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	926,948	15.76	14,608,696	13,644,344

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
PIMCO VIT All Asset Portfolio - Advisor Class	518,682	$9.20	$4,771,872	$5,200,647
PIMCO VIT All Asset Portfolio - Institutional Class	76,925	9.20	707,713	751,204
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	2,137,625	5.46	11,671,432	16,686,488
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	5,799	5.32	30,850	33,442
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	343,505	8.68	2,981,621	3,405,841
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	11,562	8.68	100,358	113,352
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	148,413	10.55	1,565,756	1,813,388
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	2,974	10.55	31,372	31,099
Putnam VT George Putnam Balanced Fund - Class IA	117,498	13.75	1,615,600	1,438,060
Putnam VT George Putnam Balanced Fund - Class IB	6,969,470	13.66	95,202,958	87,107,475
Putnam VT Global Health Care Fund - Class IA	72,833	17.10	1,245,451	1,198,970
Putnam VT Global Health Care Fund - Class IB	1,358,233	16.22	22,030,541	21,448,220
Putnam VT Income Fund - Class IA	94,252	8.40	791,717	992,070
Putnam VT Income Fund - Class IB	1,076,235	8.29	8,921,985	10,816,418
Putnam VT Large Cap Value Fund - Class IA	330,709	29.24	9,669,941	8,921,504
Putnam VT Large Cap Value Fund - Class IB	6,141,052	28.82	176,985,123	165,894,610
Putnam VT Sustainable Future Fund - Class IB	9,039	14.78	133,595	116,565
Putnam VT Sustainable Leaders Fund - Class IA	4,658	41.37	192,688	168,612
Putnam VT Sustainable Leaders Fund - Class IB	14,278	39.60	565,408	530,684
Templeton Foreign VIP Fund - Class 1	16,397	14.57	238,901	223,786
Templeton Foreign VIP Fund - Class 4	401,740	14.55	5,845,314	5,419,829
Templeton Global Bond VIP Fund - Class 1	210,389	13.57	2,854,973	3,154,772
Templeton Global Bond VIP Fund - Class 2	13,748,552	12.84	176,531,404	214,151,324
Templeton Global Bond VIP Fund - Class 4	1,264,372	13.13	16,601,199	19,522,908
Templeton Growth VIP Fund - Class 2	1,293,550	11.99	15,509,661	15,277,741
TOPS® Balanced ETF Portfolio - Service Class Shares	42,038	13.38	562,474	576,179
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	747,615	13.84	10,346,995	8,870,851
VanEck VIP Global Resources Fund - Class S Shares	217,115	25.42	5,519,070	5,624,921
VanEck VIP Global Resources Fund - Initial Class Shares	32,892	26.59	874,592	917,822
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	1,848,557	8.51	15,731,217	16,669,906
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	355,584	8.46	3,008,239	3,152,047

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2023, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Discovery Value Portfolio - Class A	3,502	(5,788)	(2,286)
AB VPS Discovery Value Portfolio - Class B	447,711	(756,248)	(308,537)
AB VPS Large Cap Growth Portfolio - Class B	20,419	(44,566)	(24,147)
AB VPS Sustainable Global Thematic Portfolio - Class B	56,431	(202,676)	(146,245)
ALPS Global Opportunity Portfolio - Class I	1,562	(1,940)	(378)
ALPS Global Opportunity Portfolio - Class III	18,679	(195,959)	(177,280)
ALPS/Alerian Energy Infrastructure Portfolio - Class I	76,663	(24,347)	52,316
ALPS/Alerian Energy Infrastructure Portfolio - Class III	305,910	(967,950)	(662,040)
American Century VP Balanced Fund - Class I	52,121	(21,066)	31,055
American Century VP Balanced Fund - Class II	687,409	(789,125)	(101,716)
American Century VP Inflation Protection Fund - Class II	—	(118)	(118)
American Century VP Large Company Value Fund - Class I	108,570	(117,121)	(8,551)
American Century VP Large Company Value Fund - Class II	1,095,608	(1,696,220)	(600,612)
American Funds Asset Allocation Fund - Class 1	4,887	(64,521)	(59,634)
American Funds Asset Allocation Fund - Class 1A	411,377	(297,304)	114,073
American Funds Asset Allocation Fund - Class 4	1,567,702	(2,373,736)	(806,034)
American Funds Capital Income Builder® - Class 1	279	(7,757)	(7,478)
American Funds Capital Income Builder® - Class 1A	39,694	(52,056)	(12,362)
American Funds Capital Income Builder® - Class 4	898,349	(828,235)	70,114
American Funds Capital World Bond Fund - Class 1	10,258	(24,223)	(13,965)
American Funds Capital World Bond Fund - Class 1A	21,564	(16,987)	4,577
American Funds Capital World Growth and Income Fund - Class 1	1,135	(5,434)	(4,299)
American Funds Capital World Growth and Income Fund - Class 1A	28,554	(33,714)	(5,160)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Global Balanced Fund - Class 1	26	(1,920)	(1,894)
American Funds Global Balanced Fund - Class 1A	6,065	(14,809)	(8,744)
American Funds Global Growth Fund - Class 1	2,033	(8,665)	(6,632)
American Funds Global Growth Fund - Class 1A	111,927	(104,871)	7,056
American Funds Global Growth Fund - Class 2	201,805	(866,410)	(664,605)
American Funds Global Growth Fund - Class 4	1,047,534	(831,881)	215,653
American Funds Global Small Capitalization Fund - Class 1	5,249	(5,748)	(499)
American Funds Global Small Capitalization Fund - Class 1A	40,282	(35,107)	5,175
American Funds Global Small Capitalization Fund - Class 2	339,716	(1,171,184)	(831,468)
American Funds Global Small Capitalization Fund - Class 4	615,735	(213,587)	402,148
American Funds Growth Fund - Class 1	13,752	(36,133)	(22,381)
American Funds Growth Fund - Class 1A	268,027	(259,906)	8,121
American Funds Growth Fund - Class 2	1,173,261	(3,128,392)	(1,955,131)
American Funds Growth Fund - Class 4	7,054,809	(5,356,670)	1,698,139
American Funds Growth-Income Fund - Class 1	1,117	(10,450)	(9,333)
American Funds Growth-Income Fund - Class 1A	221,281	(221,652)	(371)
American Funds Growth-Income Fund - Class 2	517,275	(5,008,407)	(4,491,132)
American Funds Growth-Income Fund - Class 4	2,149,943	(926,628)	1,223,315
American Funds High-Income Trust - Class 1	4,572	(14,861)	(10,289)
American Funds High-Income Trust - Class 1A	103,187	(13,531)	89,656
American Funds International Fund - Class 1	11,629	(9,242)	2,387
American Funds International Fund - Class 1A	109,385	(106,646)	2,739
American Funds International Fund - Class 2	562,508	(2,562,351)	(1,999,843)
American Funds International Fund - Class 4	686,871	(507,296)	179,575
American Funds International Growth and Income Fund - Class 1	1,404	(6,412)	(5,008)
American Funds International Growth and Income Fund - Class 1A	88,553	(68,268)	20,285
American Funds Managed Risk Asset Allocation Fund - Class P1	79,326	(66,941)	12,385
American Funds Managed Risk Asset Allocation Fund - Class P2	185,060	(896,772)	(711,712)
American Funds Managed Risk Growth Fund - Class P1	65,970	(35,610)	30,360
American Funds Managed Risk Growth-Income Fund - Class P1	11,094	(12,635)	(1,541)
American Funds Managed Risk International Fund - Class P1	25,781	(21,847)	3,934
American Funds Managed Risk Washington Mutual Investors Fund - Class P1	12,040	(34,155)	(22,115)
American Funds Mortgage Fund - Class 1	10,792	(19,667)	(8,875)
American Funds Mortgage Fund - Class 1A	50,082	(33,636)	16,446
American Funds Mortgage Fund - Class 4	121,481	(174,778)	(53,297)
American Funds New World Fund® - Class 1	1,949	(25,447)	(23,498)
American Funds New World Fund® - Class 1A	74,944	(43,978)	30,966
American Funds New World Fund® - Class 4	827,729	(347,707)	480,022
American Funds The Bond Fund of America - Class 1	46,154	(63,179)	(17,025)
American Funds The Bond Fund of America - Class 1A	561,036	(89,646)	471,390
American Funds U.S. Government Securities Fund - Class 1	3,549	(13,004)	(9,455)
American Funds U.S. Government Securities Fund - Class 1A	163,726	(88,311)	75,415
American Funds Washington Mutual Investors Fund - Class 1	3,212	(76,106)	(72,894)
American Funds Washington Mutual Investors Fund - Class 1A	213,358	(144,541)	68,817
American Funds Washington Mutual Investors Fund - Class 4	1,363,320	(583,904)	779,416
ClearBridge Variable Aggressive Growth Portfolio - Class I	1,866	(4,933)	(3,067)
ClearBridge Variable Aggressive Growth Portfolio - Class II	50,623	(220,446)	(169,823)
ClearBridge Variable Large Cap Growth Portfolio - Class I	110,003	(53,411)	56,592
ClearBridge Variable Large Cap Growth Portfolio - Class II	2,230,115	(1,244,344)	985,771
ClearBridge Variable Mid Cap Portfolio - Class I	41,770	(50,009)	(8,239)
ClearBridge Variable Mid Cap Portfolio - Class II	302,338	(339,583)	(37,245)
Columbia VP Commodity Strategy Fund - Class 1	28,173	(84,121)	(55,948)
Columbia VP Commodity Strategy Fund - Class 2	104,478	(694,064)	(589,586)
Columbia VP Emerging Markets Bond Fund - Class 1	55,054	(20,541)	34,513
Columbia VP Emerging Markets Bond Fund - Class 2	48,341	(64,990)	(16,649)
Columbia VP Strategic Income Fund - Class 1	45,682	(47,536)	(1,854)
Columbia VP Strategic Income Fund - Class 2	272,225	(318,844)	(46,619)
Delaware Ivy VIP Asset Strategy Portfolio - Class I	1,381	(220)	1,161
Delaware Ivy VIP Asset Strategy Portfolio - Class II	70,540	(53,744)	16,796
Delaware Ivy VIP Energy Portfolio - Class I	61,405	(60,582)	823
Delaware Ivy VIP Energy Portfolio - Class II	2,011,524	(4,218,225)	(2,206,701)
Delaware Ivy VIP High Income Portfolio - Class I	86,664	(20,550)	66,114

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Delaware Ivy VIP High Income Portfolio - Class II	261,872	(351,300)	(89,428)
Delaware Ivy VIP Mid Cap Growth Portfolio - Class I	26,123	(43,936)	(17,813)
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	444,266	(241,735)	202,531
Delaware Ivy VIP Science and Technology Portfolio - Class I	31,892	(18,129)	13,763
Delaware Ivy VIP Science and Technology Portfolio - Class II	380,749	(415,906)	(35,157)
Delaware Ivy VIP Small Cap Growth Portfolio - Class I	7,244	(3,432)	3,812
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	258,447	(106,917)	151,530
Delaware VIP® Emerging Markets Series - Service Class	479,761	(1,404,879)	(925,118)
Delaware VIP® Emerging Markets Series - Standard Class	25,020	(50,124)	(25,104)
Delaware VIP® International Series - Standard Class	15	(322)	(307)
Delaware VIP® Small Cap Value Series - Service Class	1,297,870	(1,031,565)	266,305
Delaware VIP® Small Cap Value Series - Standard Class	32,393	(54,166)	(21,773)
DWS Alternative Asset Allocation VIP Portfolio - Class A	5,271	(8,790)	(3,519)
DWS Alternative Asset Allocation VIP Portfolio - Class B	176,162	(479,795)	(303,633)
DWS Equity 500 Index VIP Portfolio - Class A	1,128	(23,069)	(21,941)
DWS Small Cap Index VIP Portfolio - Class A	1,097	(7,886)	(6,789)
Eaton Vance VT Floating-Rate Income Fund - ADV Class	208,727	(77,672)	131,055
Eaton Vance VT Floating-Rate Income Fund - Initial Class	2,340,717	(2,721,046)	(380,329)
Fidelity® VIP Balanced Portfolio - Initial Class	191,213	(107,316)	83,897
Fidelity® VIP Balanced Portfolio - Service Class 2	6,827,776	(977,588)	5,850,188
Fidelity® VIP Consumer Discretionary Portfolio - Initial Class	2,420	(2,420)	—
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	14,572	(495)	14,077
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	25,510	(2,865)	22,645
Fidelity® VIP Contrafund® Portfolio - Initial Class	92,327	(53,901)	38,426
Fidelity® VIP Contrafund® Portfolio - Service Class 2	4,342,006	(6,484,873)	(2,142,867)
Fidelity® VIP Financials Portfolio - Initial Class	8,075	(1,075)	7,000
Fidelity® VIP Financials Portfolio - Service Class 2	9,214	(2,455)	6,759
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	11,648	(12,437)	(789)
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	138,363	(246,093)	(107,730)
Fidelity® VIP Growth Portfolio - Initial Class	42,383	(66,587)	(24,204)
Fidelity® VIP Growth Portfolio - Service Class 2	4,339,461	(4,074,240)	265,221
Fidelity® VIP Mid Cap Portfolio - Initial Class	27,273	(57,627)	(30,354)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	833,658	(1,153,595)	(319,937)
Fidelity® VIP Strategic Income Portfolio - Initial Class	183,472	(147,183)	36,289
Fidelity® VIP Strategic Income Portfolio - Service Class 2	942,805	(315,917)	626,888
Fidelity® VIP Technology Portfolio - Initial Class	52,633	(786)	51,847
Fidelity® VIP Technology Portfolio - Service Class 2	448,204	(5,578)	442,626
First Trust Capital Strength Hedged Equity Portfolio - Class I	233,985	(57,802)	176,183
First Trust Capital Strength Portfolio - Class I	3,209,113	(1,475,284)	1,733,829
First Trust Capital Strength Portfolio - Class II	27,771	(54,049)	(26,278)
First Trust Dorsey Wright Tactical Core Portfolio - Class I	54,961	(170,787)	(115,826)
First Trust Dorsey Wright Tactical Core Portfolio - Class II	5,401	(26,674)	(21,273)
First Trust Growth Strength Portfolio - Class I	546,770	(32,352)	514,418
First Trust International Developed Capital Strength Portfolio - Class I	489,655	(120,292)	369,363
First Trust International Developed Capital Strength Portfolio - Class II	18,896	(14,370)	4,526
First Trust Multi Income Allocation Portfolio - Class I	42,307	(249,766)	(207,459)
First Trust Multi Income Allocation Portfolio - Class II	629	(1)	628
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	886,354	(2,313,385)	(1,427,031)
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	3,495	(13,576)	(10,081)
Franklin Allocation VIP Fund - Class 1	4,282	(4,282)	—
Franklin Allocation VIP Fund - Class 4	493,678	(196,933)	296,745
Franklin Income VIP Fund - Class 1	4,773	(15,738)	(10,965)
Franklin Income VIP Fund - Class 2	627,976	(2,105,167)	(1,477,191)
Franklin Income VIP Fund - Class 4	1,664,289	(1,011,080)	653,209
Franklin Multi-Asset Variable Conservative Growth - Class I	—	(41)	(41)
Franklin Multi-Asset Variable Conservative Growth - Class II	241,879	(120,601)	121,278
Franklin Mutual Shares VIP Fund - Class 1	205	(2,438)	(2,233)
Franklin Mutual Shares VIP Fund - Class 2	455,929	(3,145,093)	(2,689,164)
Franklin Mutual Shares VIP Fund - Class 4	418,088	(340,214)	77,874
Franklin Rising Dividends VIP Fund - Class 1	29,700	(34,648)	(4,948)
Franklin Rising Dividends VIP Fund - Class 4	611,987	(381,045)	230,942
Franklin Small Cap Value VIP Fund - Class 1	54,252	(82,068)	(27,816)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Franklin Small Cap Value VIP Fund - Class 4	394,713	(202,077)	192,636
Franklin Small-Mid Cap Growth VIP Fund - Class 1	38,508	(8,035)	30,473
Franklin Small-Mid Cap Growth VIP Fund - Class 4	184,836	(106,785)	78,051
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	42,612	(82,932)	(40,320)
Goldman Sachs VIT Government Money Market Fund - Service Shares	821,876	(1,189,485)	(367,609)
Goldman Sachs VIT Large Cap Value Fund - Service Shares	89,675	(345,034)	(255,359)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	63,258	(42,378)	20,880
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	2,012	(7,943)	(5,931)
Guggenheim VT Long Short Equity	89,592	(86,100)	3,492
Guggenheim VT Multi-Hedge Strategies	113,446	(290,601)	(177,155)
Hartford Capital Appreciation HLS Fund - Class IA	6	—	6
Hartford Capital Appreciation HLS Fund - Class IC	37,471	(131,994)	(94,523)
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	14,669	(44,728)	(30,059)
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	194,612	(198,250)	(3,638)
Invesco V.I. American Franchise Fund - Series I Shares	283	(12,665)	(12,382)
Invesco V.I. American Franchise Fund - Series II Shares	473	(3,755)	(3,282)
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	21	(46,187)	(46,166)
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	29,685	(88,110)	(58,425)
Invesco V.I. Comstock Fund - Series I Shares	40,710	(55,310)	(14,600)
Invesco V.I. Comstock Fund - Series II Shares	297,093	(747,925)	(450,832)
Invesco V.I. Core Equity Fund - Series I Shares	5,265	(28,603)	(23,338)
Invesco V.I. Core Equity Fund - Series II Shares	2,269	(10,376)	(8,107)
Invesco V.I. Diversified Dividend Fund - Series I Shares	14,597	(33,773)	(19,176)
Invesco V.I. Diversified Dividend Fund - Series II Shares	126,545	(359,684)	(233,139)
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	24,937	(172,084)	(147,147)
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	1,270,544	(1,834,071)	(563,527)
Invesco V.I. Equity and Income Fund - Series I Shares	4,864	(10,528)	(5,664)
Invesco V.I. Equity and Income Fund - Series II Shares	278,084	(156,055)	122,029
Invesco V.I. EQV International Equity Fund - Series I Shares	22,709	(64,018)	(41,309)
Invesco V.I. EQV International Equity Fund - Series II Shares	184,900	(406,128)	(221,228)
Invesco V.I. Global Fund - Series II Shares	10,033	(39,620)	(29,587)
Invesco V.I. Main Street Small Cap Fund® - Series I Shares	76,150	(14,850)	61,300
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	355,896	(144,534)	211,362
Janus Henderson Balanced Portfolio - Service Shares	8,932	(64,228)	(55,296)
Janus Henderson Enterprise Portfolio - Service Shares	23,475	(15,922)	7,553
Janus Henderson Global Research Portfolio - Service Shares	3,453	(2,964)	489
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	20,465	(357,938)	(337,473)
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	—	(33,779)	(33,779)
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	4,491	(362,995)	(358,504)
Lincoln Hedged Nasdaq-100 Fund - Service Class	87,925	(107,476)	(19,551)
Lincoln Hedged Nasdaq-100 Fund 2 - Service Class	49,627	(3,427)	46,200
Lincoln Hedged S&P 500 Conservative Fund - Service Class	197,987	(346,970)	(148,983)
Lincoln Hedged S&P 500 Conservative Fund 2 - Service Class	162,718	(62,673)	100,045
Lincoln Hedged S&P 500 Fund - Service Class	138,874	(71,151)	67,723
Lincoln Hedged S&P 500 Fund 2 - Service Class	85,596	(10,343)	75,253
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class	57,270	(2,108)	55,162
Lincoln Nasdaq-100 Buffer Fund Mar - Service Class	4,723	(33,580)	(28,857)
Lincoln Opportunistic Hedged Equity Fund - Service Class	25,460	—	25,460
Lincoln S&P 500 Buffer Fund Feb - Service Class	136,092	(67,044)	69,048
Lincoln S&P 500 Buffer Fund May - Service Class	200,830	(37,315)	163,515
Lincoln S&P 500 Ultra Buffer Fund Feb - Service Class	107,407	(7,619)	99,788
Lincoln S&P 500 Ultra Buffer Fund May - Service Class	374,554	(256,266)	118,288
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	562,804	(603,637)	(40,833)
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	295,988	(457,798)	(161,810)
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	12,976	(37,888)	(24,912)
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	2,116,307	(2,337,074)	(220,767)
LVIP American Balanced Allocation Fund - Service Class	864,253	(933,988)	(69,735)
LVIP American Balanced Allocation Fund - Standard Class	82,918	(72,521)	10,397
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	1,044,625	(1,631,498)	(586,873)
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	63,768	(342,040)	(278,272)
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	16	(1,045)	(1,029)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	116,533	(919,076)	(802,543)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	134	(411)	(277)
LVIP American Global Growth Fund - Service Class II	343,139	(829,077)	(485,938)
LVIP American Global Small Capitalization Fund - Service Class II	124,199	(350,157)	(225,958)
LVIP American Growth Allocation Fund - Service Class	653,865	(602,577)	51,288
LVIP American Growth Allocation Fund - Standard Class	64,278	(32,706)	31,572
LVIP American Growth Fund - Service Class II	1,886,096	(2,059,448)	(173,352)
LVIP American Growth-Income Fund - Service Class II	1,929,082	(1,533,829)	395,253
LVIP American Income Allocation Fund - Standard Class	147	(9,332)	(9,185)
LVIP American International Fund - Service Class II	763,320	(1,581,476)	(818,156)
LVIP American Preservation Fund - Service Class	564,516	(877,171)	(312,655)
LVIP American Preservation Fund - Standard Class	996	(1,510)	(514)
LVIP Baron Growth Opportunities Fund - Service Class	650,544	(511,840)	138,704
LVIP Baron Growth Opportunities Fund - Standard Class	46,548	(29,072)	17,476
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	1,733,272	(5,492,359)	(3,759,087)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	353	(1,184)	(831)
LVIP BlackRock Global Allocation Fund - Service Class	183,876	(5,002,666)	(4,818,790)
LVIP BlackRock Global Allocation Fund - Standard Class	61,340	(58,002)	3,338
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	242,235	(7,394,012)	(7,151,777)
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	148	(297)	(149)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	629,544	(2,816,034)	(2,186,490)
LVIP BlackRock Inflation Protected Bond Fund - Service Class	2,041,721	(8,778,755)	(6,737,034)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	136,392	(546,877)	(410,485)
LVIP BlackRock Real Estate Fund - Service Class	422,370	(1,109,901)	(687,531)
LVIP BlackRock Real Estate Fund - Standard Class	45,967	(53,813)	(7,846)
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	1,345,728	(3,024,397)	(1,678,669)
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	990,291	(5,574,599)	(4,584,308)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	6,743	(18,157)	(11,414)
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	556,197	(3,913,270)	(3,357,073)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	27	(257)	(230)
LVIP Channing Small Cap Value Fund - Service Class	639,603	(73,168)	566,435
LVIP Channing Small Cap Value Fund - Standard Class	67,168	(8,016)	59,152
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	143,330	(4,279,711)	(4,136,381)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	—	(398)	(398)
LVIP Delaware Bond Fund - Service Class	18,045,688	(13,601,840)	4,443,848
LVIP Delaware Bond Fund - Standard Class	218,456	(554,457)	(336,001)
LVIP Delaware Diversified Floating Rate Fund - Service Class	3,045,959	(8,260,090)	(5,214,131)
LVIP Delaware Diversified Floating Rate Fund - Standard Class	147,501	(421,703)	(274,202)
LVIP Delaware Diversified Income Fund - Service Class	4,700,963	(5,527,951)	(826,988)
LVIP Delaware Diversified Income Fund - Standard Class	258,995	(144,352)	114,643
LVIP Delaware High Yield Fund - Service Class	496,525	(377,432)	119,093
LVIP Delaware High Yield Fund - Standard Class	68,515	(22,043)	46,472
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	2,437,407	(8,494,529)	(6,057,122)
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	163,846	(131,454)	32,392
LVIP Delaware Mid Cap Value Fund - Service Class	515,884	(649,845)	(133,961)
LVIP Delaware Mid Cap Value Fund - Standard Class	39,779	(86,564)	(46,785)
LVIP Delaware SMID Cap Core Fund - Service Class	402,655	(297,179)	105,476
LVIP Delaware SMID Cap Core Fund - Standard Class	27,644	(20,827)	6,817
LVIP Delaware Social Awareness Fund - Service Class	153,739	(253,714)	(99,975)
LVIP Delaware Social Awareness Fund - Standard Class	24,200	(17,685)	6,515
LVIP Delaware U.S. Growth Fund - Service Class	203,579	(1,283,927)	(1,080,348)
LVIP Delaware U.S. Growth Fund - Standard Class	12,366	(1,585)	10,781
LVIP Delaware U.S. REIT Fund - Service Class	340,972	(528,346)	(187,374)
LVIP Delaware U.S. REIT Fund - Standard Class	36,257	(44,203)	(7,946)
LVIP Delaware Value Fund - Service Class	489,548	(997,314)	(507,766)
LVIP Delaware Value Fund - Standard Class	12,355	(41,848)	(29,493)
LVIP Delaware Wealth Builder Fund - Service Class	190,760	(224,427)	(33,667)
LVIP Delaware Wealth Builder Fund - Standard Class	8,086	(18,487)	(10,401)
LVIP Dimensional International Core Equity Fund - Service Class	862,566	(1,244,685)	(382,119)
LVIP Dimensional International Core Equity Fund - Standard Class	184,502	(178,255)	6,247
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	824,626	(5,307,260)	(4,482,634)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	26,307	(33,545)	(7,238)
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	901,117	(587,201)	313,916

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	171,614	(131,769)	39,845
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	1,301,798	(817,643)	484,155
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	186,771	(165,889)	20,882
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	792,678	(3,861,399)	(3,068,721)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	66,121	(32,831)	33,290
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	712,199	(3,358,432)	(2,646,233)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	—	(438)	(438)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	479,828	(7,671,665)	(7,191,837)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	713	(5)	708
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	121,049	(1,437,490)	(1,316,441)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	71,977	(109,443)	(37,466)
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	101,924	(1,594,313)	(1,492,389)
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	103,127	(68,423)	34,704
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	321,855	(1,427,689)	(1,105,834)
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	57,633	(200,834)	(143,201)
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	444,927	(727,995)	(283,068)
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	78,150	(218,154)	(140,004)
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	2,975,312	(856,835)	2,118,477
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	16,877	(32,560)	(15,683)
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	489,074	(5,830,212)	(5,341,138)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	25,242	(7,682)	17,560
LVIP Global Growth Allocation Managed Risk Fund - Service Class	—	(41,302,970)	(41,302,970)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	69,035	(65,389)	3,646
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	193,857	(31,731,747)	(31,537,890)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	61,838	(156,260)	(94,422)
LVIP Government Money Market Fund - Service Class	39,673,884	(33,989,238)	5,684,646
LVIP Government Money Market Fund - Standard Class	2,311,212	(2,499,594)	(188,382)
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	487,785	(3,426,905)	(2,939,120)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	122	(232)	(110)
LVIP JPMorgan Core Bond Fund - Service Class	8,942,615	(436,795)	8,505,820
LVIP JPMorgan Core Bond Fund - Standard Class	421,234	(126,431)	294,803
LVIP JPMorgan High Yield Fund - Service Class	1,370,999	(2,049,057)	(678,058)
LVIP JPMorgan High Yield Fund - Standard Class	129,399	(210,500)	(81,101)
LVIP JPMorgan Mid Cap Value Fund - Service Class	389,208	(10,076)	379,132
LVIP JPMorgan Mid Cap Value Fund - Standard Class	42,642	(593)	42,049
LVIP JPMorgan Retirement Income Fund - Service Class	328,166	(295,159)	33,007
LVIP JPMorgan Retirement Income Fund - Standard Class	40	(939)	(899)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	797,024	(3,255,621)	(2,458,597)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	184	(466)	(282)
LVIP JPMorgan Small Cap Core Fund - Service Class	667,557	(35,285)	632,272
LVIP JPMorgan Small Cap Core Fund - Standard Class	143,654	(2,596)	141,058
LVIP JPMorgan U.S. Equity Fund - Service Class	1,768,776	(23,741)	1,745,035
LVIP JPMorgan U.S. Equity Fund - Standard Class	34,994	(3,231)	31,763
LVIP Loomis Sayles Global Growth Fund - Service Class	232,883	(111,555)	121,328
LVIP Loomis Sayles Global Growth Fund - Standard Class	28,920	(18,377)	10,543
LVIP MFS International Equity Managed Volatility Fund - Service Class	1,430,533	(4,365,308)	(2,934,775)
LVIP MFS International Growth Fund - Service Class	1,092,821	(1,487,505)	(394,684)
LVIP MFS International Growth Fund - Standard Class	21,250	(19,087)	2,163
LVIP MFS Value Fund - Service Class	1,498,309	(2,698,333)	(1,200,024)
LVIP MFS Value Fund - Standard Class	46,522	(103,738)	(57,216)
LVIP Mondrian Global Income Fund - Service Class	1,432,572	(3,308,986)	(1,876,414)
LVIP Mondrian Global Income Fund - Standard Class	15,157	(23,481)	(8,324)
LVIP Mondrian International Value Fund - Service Class	540,129	(2,252,633)	(1,712,504)
LVIP Mondrian International Value Fund - Standard Class	24,504	(44,647)	(20,143)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	553,739	(1,009,244)	(455,505)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	—	(1,201)	(1,201)
LVIP PIMCO Low Duration Bond Fund - Service Class	8,096,259	(10,082,379)	(1,986,120)
LVIP PIMCO Low Duration Bond Fund - Standard Class	164,718	(233,185)	(68,467)
LVIP SSGA Bond Index Fund - Service Class	3,774,245	(4,383,752)	(609,507)
LVIP SSGA Bond Index Fund - Standard Class	497,068	(398,492)	98,576
LVIP SSGA Conservative Index Allocation Fund - Service Class	506,244	(745,539)	(239,295)
LVIP SSGA Conservative Index Allocation Fund - Standard Class	24,782	(37,862)	(13,080)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	245,840	(237,163)	8,677
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	135,783	(72,062)	63,721
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	420,935	(4,738,109)	(4,317,174)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	36,742	(21,094)	15,648
LVIP SSGA International Index Fund - Service Class	971,377	(2,736,356)	(1,764,979)
LVIP SSGA International Index Fund - Standard Class	255,162	(182,398)	72,764
LVIP SSGA International Managed Volatility Fund - Service Class	404,414	(5,099,152)	(4,694,738)
LVIP SSGA International Managed Volatility Fund - Standard Class	560	(2,818)	(2,258)
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	1,225,355	(4,137,124)	(2,911,769)
LVIP SSGA Mid-Cap Index Fund - Service Class	1,437,253	(806,751)	630,502
LVIP SSGA Mid-Cap Index Fund - Standard Class	147,332	(72,059)	75,273
LVIP SSGA Moderate Index Allocation Fund - Service Class	1,392,512	(1,527,845)	(135,333)
LVIP SSGA Moderate Index Allocation Fund - Standard Class	7,472	(62,419)	(54,947)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	1,302,415	(1,209,213)	93,202
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	12,405	(15,743)	(3,338)
LVIP SSGA Nasdaq-100 Index Fund - Service Class	1,694,840	(360,917)	1,333,923
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	260,157	(72,934)	187,223
LVIP SSGA S&P 500 Index Fund - Service Class	4,334,167	(3,660,727)	673,440
LVIP SSGA S&P 500 Index Fund - Standard Class	638,394	(406,769)	231,625
LVIP SSGA Short-Term Bond Index Fund - Service Class	4,227,193	(3,496,914)	730,279
LVIP SSGA Short-Term Bond Index Fund - Standard Class	530,087	(240,268)	289,819
LVIP SSGA Small-Cap Index Fund - Service Class	1,989,799	(1,232,425)	757,374
LVIP SSGA Small-Cap Index Fund - Standard Class	251,833	(247,038)	4,795
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	3,089,557	(3,006,165)	83,392
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	930	(324)	606
LVIP Structured Conservative Allocation Fund - Service Class	133,918	(1,256,190)	(1,122,272)
LVIP Structured Conservative Allocation Fund - Standard Class	188	(20,124)	(19,936)
LVIP Structured Moderate Allocation Fund - Service Class	222,713	(4,209,203)	(3,986,490)
LVIP Structured Moderate Allocation Fund - Standard Class	89	(915)	(826)
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	220,145	(1,984,330)	(1,764,185)
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	32,857	(8,988)	23,869
LVIP T. Rowe Price 2020 Fund - Service Class	13,023	(29,010)	(15,987)
LVIP T. Rowe Price 2030 Fund - Service Class	52,062	(28,081)	23,981
LVIP T. Rowe Price 2040 Fund - Service Class	3,561	(18,721)	(15,160)
LVIP T. Rowe Price Growth Stock Fund - Service Class	701,573	(1,707,106)	(1,005,533)
LVIP T. Rowe Price Growth Stock Fund - Standard Class	74,890	(44,482)	30,408
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	609,740	(509,231)	100,509
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	11,084	(19,433)	(8,349)
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	1,493,015	(1,273,849)	219,166
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	9,508	(7,199)	2,309
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	4,218,712	(7,279,802)	(3,061,090)
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	2,958	(32,881)	(29,923)
LVIP Vanguard Bond Allocation Fund - Service Class	9,542,006	(2,600,437)	6,941,569
LVIP Vanguard Bond Allocation Fund - Standard Class	859,000	(346,331)	512,669
LVIP Vanguard Domestic Equity ETF Fund - Service Class	1,211,483	(1,249,650)	(38,167)
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	110,946	(100,544)	10,402
LVIP Vanguard International Equity ETF Fund - Service Class	1,638,648	(1,567,019)	71,629
LVIP Vanguard International Equity ETF Fund - Standard Class	179,536	(202,740)	(23,204)
LVIP Wellington Capital Growth Fund - Service Class	208,834	(1,587,866)	(1,379,032)
LVIP Wellington Capital Growth Fund - Standard Class	15,749	(23,531)	(7,782)
LVIP Wellington SMID Cap Value Fund - Service Class	569,364	(716,916)	(147,552)
LVIP Wellington SMID Cap Value Fund - Standard Class	49,252	(67,750)	(18,498)
LVIP Western Asset Core Bond Fund - Service Class	7,142,177	(2,266,973)	4,875,204
LVIP Western Asset Core Bond Fund - Standard Class	214,420	(213,132)	1,288
MFS® VIT Growth Series - Initial Class	9,380	(44,474)	(35,094)
MFS® VIT Growth Series - Service Class	223,558	(738,475)	(514,917)
MFS® VIT Total Return Series - Initial Class	15,136	(22,799)	(7,663)
MFS® VIT Total Return Series - Service Class	425,911	(491,135)	(65,224)
MFS® VIT Utilities Series - Initial Class	45,251	(33,215)	12,036
MFS® VIT Utilities Series - Service Class	381,661	(875,506)	(493,845)
MFS® VIT II Core Equity Portfolio - Service Class	1,854	(9,645)	(7,791)
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	44,816	(62,196)	(17,380)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
MFS® VIT II International Intrinsic Value Portfolio - Service Class	164,302	(440,818)	(276,516)
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	13,351	(2,694)	10,657
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	129,369	(352,476)	(223,107)
Morgan Stanley VIF Growth Portfolio - Class II	17,366	(15,709)	1,657
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	24,181	(65,934)	(41,753)
PIMCO VIT All Asset Portfolio - Advisor Class	237,518	(353,427)	(115,909)
PIMCO VIT All Asset Portfolio - Institutional Class	35,435	(1,572)	33,863
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	383,128	(881,514)	(498,386)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	12,057	(15,528)	(3,471)
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	14,213	(72,997)	(58,784)
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	3,332	(3,567)	(235)
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	6,939	(11,794)	(4,855)
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	11,986	(12,055)	(69)
Putnam VT George Putnam Balanced Fund - Class IA	8,632	(4,117)	4,515
Putnam VT George Putnam Balanced Fund - Class IB	516,212	(678,983)	(162,771)
Putnam VT Global Health Care Fund - Class IA	36,009	(29,259)	6,750
Putnam VT Global Health Care Fund - Class IB	194,851	(242,603)	(47,752)
Putnam VT Income Fund - Class IA	14,811	(7,702)	7,109
Putnam VT Income Fund - Class IB	85,768	(187,482)	(101,714)
Putnam VT Large Cap Value Fund - Class IA	175,697	(203,400)	(27,703)
Putnam VT Large Cap Value Fund - Class IB	2,498,649	(1,585,088)	913,561
Putnam VT Multi-Asset Absolute Return Fund - Class IA	5	(15,856)	(15,851)
Putnam VT Multi-Asset Absolute Return Fund - Class IB	48,441	(356,869)	(308,428)
Putnam VT Sustainable Future Fund - Class IB	21,214	(11,763)	9,451
Putnam VT Sustainable Leaders Fund - Class IA	16,791	(211)	16,580
Putnam VT Sustainable Leaders Fund - Class IB	57,081	(5,580)	51,501
Templeton Foreign VIP Fund - Class 1	10,565	(7,521)	3,044
Templeton Foreign VIP Fund - Class 4	285,288	(163,473)	121,815
Templeton Global Bond VIP Fund - Class 1	67,060	(82,101)	(15,041)
Templeton Global Bond VIP Fund - Class 2	468,192	(1,216,506)	(748,314)
Templeton Global Bond VIP Fund - Class 4	167,549	(288,389)	(120,840)
Templeton Growth VIP Fund - Class 2	96,878	(169,728)	(72,850)
TOPS® Balanced ETF Portfolio - Service Class Shares	510	(848)	(338)
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	5,331	(56,456)	(51,125)
VanEck VIP Global Resources Fund - Class S Shares	347,700	(905,527)	(557,827)
VanEck VIP Global Resources Fund - Initial Class Shares	25,153	(18,756)	6,397
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	291,829	(306,420)	(14,591)
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	136,097	(33,887)	102,210

The change in units outstanding for the year ended December 31, 2022, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Discovery Value Portfolio - Class A	4,551	(8,233)	(3,682)
AB VPS Discovery Value Portfolio - Class B	395,786	(677,802)	(282,016)
AB VPS Large Cap Growth Portfolio - Class B	40,411	(31,278)	9,133
AB VPS Sustainable Global Thematic Portfolio - Class B	172,899	(221,397)	(48,498)
ALPS Global Opportunity Portfolio - Class I	5,665	(2,543)	3,122
ALPS Global Opportunity Portfolio - Class III	99,117	(177,001)	(77,884)
ALPS/Alerian Energy Infrastructure Portfolio - Class I	78,690	(18,007)	60,683
ALPS/Alerian Energy Infrastructure Portfolio - Class III	947,055	(1,170,286)	(223,231)
American Century VP Balanced Fund - Class I	3,208	(4,748)	(1,540)
American Century VP Balanced Fund - Class II	952,171	(853,730)	98,441
American Century VP Inflation Protection Fund - Class II	—	(124)	(124)
American Century VP Large Company Value Fund - Class I	192,262	(120,965)	71,297
American Century VP Large Company Value Fund - Class II	4,034,649	(750,492)	3,284,157
American Funds Asset Allocation Fund - Class 1	111,086	(65,374)	45,712
American Funds Asset Allocation Fund - Class 1A	512,374	(105,583)	406,791
American Funds Asset Allocation Fund - Class 4	3,087,507	(2,108,317)	979,190
American Funds Capital Income Builder® - Class 1	3,316	(4,257)	(941)
American Funds Capital Income Builder® - Class 1A	165,180	(91,710)	73,470
American Funds Capital Income Builder® - Class 4	1,286,490	(1,160,870)	125,620

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Capital World Bond Fund - Class 1	14,973	(19,440)	(4,467)
American Funds Capital World Bond Fund - Class 1A	46,620	(38,042)	8,578
American Funds Capital World Growth and Income Fund - Class 1	885	(2,680)	(1,795)
American Funds Capital World Growth and Income Fund - Class 1A	66,158	(72,747)	(6,589)
American Funds Global Balanced Fund - Class 1	4,420	(1,589)	2,831
American Funds Global Balanced Fund - Class 1A	4,538	(56,926)	(52,388)
American Funds Global Growth Fund - Class 1	3,043	(27,030)	(23,987)
American Funds Global Growth Fund - Class 1A	143,137	(111,225)	31,912
American Funds Global Growth Fund - Class 2	429,785	(635,279)	(205,494)
American Funds Global Growth Fund - Class 4	1,124,719	(814,958)	309,761
American Funds Global Small Capitalization Fund - Class 1	3,474	(6,520)	(3,046)
American Funds Global Small Capitalization Fund - Class 1A	56,300	(18,425)	37,875
American Funds Global Small Capitalization Fund - Class 2	1,356,626	(499,938)	856,688
American Funds Global Small Capitalization Fund - Class 4	351,595	(226,168)	125,427
American Funds Growth Fund - Class 1	10,859	(18,648)	(7,789)
American Funds Growth Fund - Class 1A	339,295	(250,594)	88,701
American Funds Growth Fund - Class 2	1,779,899	(1,718,528)	61,371
American Funds Growth Fund - Class 4	4,484,353	(1,602,819)	2,881,534
American Funds Growth-Income Fund - Class 1	1,610	(5,874)	(4,264)
American Funds Growth-Income Fund - Class 1A	274,566	(183,765)	90,801
American Funds Growth-Income Fund - Class 2	932,480	(4,535,111)	(3,602,631)
American Funds Growth-Income Fund - Class 4	3,013,614	(893,180)	2,120,434
American Funds High-Income Trust - Class 1	153	(23,109)	(22,956)
American Funds High-Income Trust - Class 1A	29,701	(33,848)	(4,147)
American Funds International Fund - Class 1	8,145	(11,334)	(3,189)
American Funds International Fund - Class 1A	179,020	(81,589)	97,431
American Funds International Fund - Class 2	1,167,227	(1,698,436)	(531,209)
American Funds International Fund - Class 4	950,744	(532,519)	418,225
American Funds International Growth and Income Fund - Class 1	7,466	(12,238)	(4,772)
American Funds International Growth and Income Fund - Class 1A	43,417	(69,003)	(25,586)
American Funds Managed Risk Asset Allocation Fund - Class P1	80,477	(46,057)	34,420
American Funds Managed Risk Asset Allocation Fund - Class P2	247,882	(798,917)	(551,035)
American Funds Managed Risk Growth Fund - Class P1	64,220	(58,533)	5,687
American Funds Managed Risk Growth-Income Fund - Class P1	41,052	(26,044)	15,008
American Funds Managed Risk International Fund - Class P1	51,768	(29,641)	22,127
American Funds Managed Risk Washington Mutual Investors Fund - Class P1	76,699	(36,756)	39,943
American Funds Mortgage Fund - Class 1	1,408	(7,789)	(6,381)
American Funds Mortgage Fund - Class 1A	63,807	(97,004)	(33,197)
American Funds Mortgage Fund - Class 4	188,187	(78,212)	109,975
American Funds New World Fund® - Class 1	14,996	(10,260)	4,736
American Funds New World Fund® - Class 1A	104,321	(88,995)	15,326
American Funds New World Fund® - Class 4	458,321	(311,750)	146,571
American Funds The Bond Fund of America - Class 1	16,605	(68,954)	(52,349)
American Funds The Bond Fund of America - Class 1A	178,999	(154,614)	24,385
American Funds U.S. Government Securities Fund - Class 1	10,300	(6,234)	4,066
American Funds U.S. Government Securities Fund - Class 1A	276,911	(301,283)	(24,372)
American Funds Washington Mutual Investors Fund - Class 1	19,403	(15,352)	4,051
American Funds Washington Mutual Investors Fund - Class 1A	259,830	(235,270)	24,560
American Funds Washington Mutual Investors Fund - Class 4	1,619,825	(820,779)	799,046
BlackRock Global Allocation V.I. Fund - Class I	84,323	(470,356)	(386,033)
BlackRock Global Allocation V.I. Fund - Class III	791,943	(52,508,073)	(51,716,130)
ClearBridge Variable Aggressive Growth Portfolio - Class I	3,968	(4,657)	(689)
ClearBridge Variable Aggressive Growth Portfolio - Class II	155,568	(178,760)	(23,192)
ClearBridge Variable Large Cap Growth Portfolio - Class I	129,261	(141,838)	(12,577)
ClearBridge Variable Large Cap Growth Portfolio - Class II	1,840,093	(749,931)	1,090,162
ClearBridge Variable Mid Cap Portfolio - Class I	17,280	(25,449)	(8,169)
ClearBridge Variable Mid Cap Portfolio - Class II	496,353	(423,961)	72,392
Columbia VP Commodity Strategy Fund - Class 1	165,641	(83,414)	82,227
Columbia VP Commodity Strategy Fund - Class 2	972,154	(419,401)	552,753
Columbia VP Emerging Markets Bond Fund - Class 1	9,979	(31,654)	(21,675)
Columbia VP Emerging Markets Bond Fund - Class 2	71,424	(193,797)	(122,373)
Columbia VP Strategic Income Fund - Class 1	45,203	(52,049)	(6,846)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Columbia VP Strategic Income Fund - Class 2	330,150	(308,699)	21,451
Delaware Ivy VIP Asset Strategy Portfolio - Class I	87	(203)	(116)
Delaware Ivy VIP Asset Strategy Portfolio - Class II	49,751	(111,214)	(61,463)
Delaware Ivy VIP Energy Portfolio - Class I	97,733	(76,112)	21,621
Delaware Ivy VIP Energy Portfolio - Class II	3,547,249	(1,901,355)	1,645,894
Delaware Ivy VIP High Income Portfolio - Class I	84,906	(75,281)	9,625
Delaware Ivy VIP High Income Portfolio - Class II	171,868	(416,888)	(245,020)
Delaware Ivy VIP Mid Cap Growth Portfolio - Class I	48,435	(58,512)	(10,077)
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	407,474	(288,573)	118,901
Delaware Ivy VIP Science and Technology Portfolio - Class I	23,030	(29,619)	(6,589)
Delaware Ivy VIP Science and Technology Portfolio - Class II	323,767	(404,727)	(80,960)
Delaware Ivy VIP Small Cap Growth Portfolio - Class I	40,369	(4,360)	36,009
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	210,450	(111,309)	99,141
Delaware VIP® Emerging Markets Series - Service Class	1,162,198	(1,004,869)	157,329
Delaware VIP® Emerging Markets Series - Standard Class	51,119	(10,633)	40,486
Delaware VIP® International Series - Standard Class	63	(112)	(49)
Delaware VIP® Small Cap Value Series - Service Class	830,652	(1,155,547)	(324,895)
Delaware VIP® Small Cap Value Series - Standard Class	50,010	(52,136)	(2,126)
DWS Alternative Asset Allocation VIP Portfolio - Class A	87,678	(23,050)	64,628
DWS Alternative Asset Allocation VIP Portfolio - Class B	268,510	(471,133)	(202,623)
DWS Equity 500 Index VIP Portfolio - Class A	17,302	(24,746)	(7,444)
DWS Small Cap Index VIP Portfolio - Class A	1,705	(9,097)	(7,392)
Eaton Vance VT Floating-Rate Income Fund - ADV Class	66,075	(53,534)	12,541
Eaton Vance VT Floating-Rate Income Fund - Initial Class	1,630,478	(1,554,856)	75,622
Fidelity® VIP Balanced Portfolio - Initial Class	195,568	(77,003)	118,565
Fidelity® VIP Balanced Portfolio - Service Class 2	5,549,299	(2,055,678)	3,493,621
Fidelity® VIP Contrafund® Portfolio - Initial Class	47,883	(105,672)	(57,789)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	2,458,354	(1,483,899)	974,455
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	1,427	(3,667)	(2,240)
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	310,550	(396,387)	(85,837)
Fidelity® VIP Growth Portfolio - Initial Class	34,620	(37,881)	(3,261)
Fidelity® VIP Growth Portfolio - Service Class 2	1,487,470	(515,637)	971,833
Fidelity® VIP Mid Cap Portfolio - Initial Class	50,511	(27,332)	23,179
Fidelity® VIP Mid Cap Portfolio - Service Class 2	748,311	(1,494,519)	(746,208)
Fidelity® VIP Strategic Income Portfolio - Initial Class	221,345	(94,063)	127,282
Fidelity® VIP Strategic Income Portfolio - Service Class 2	513,719	(735,608)	(221,889)
First Trust Capital Strength Portfolio - Class I	3,092,558	(621,801)	2,470,757
First Trust Capital Strength Portfolio - Class II	43,964	(16,025)	27,939
First Trust Dorsey Wright Tactical Core Portfolio - Class I	157,870	(139,668)	18,202
First Trust Dorsey Wright Tactical Core Portfolio - Class II	4,351	(14,178)	(9,827)
First Trust International Developed Capital Strength Portfolio - Class I	231,766	(48,619)	183,147
First Trust International Developed Capital Strength Portfolio - Class II	12,543	(923)	11,620
First Trust Multi Income Allocation Portfolio - Class I	188,026	(82,140)	105,886
First Trust Multi Income Allocation Portfolio - Class II	1	(1,619)	(1,618)
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	1,068,964	(1,602,622)	(533,658)
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	9,176	(3,503)	5,673
Franklin Allocation VIP Fund - Class 1	2,723	(2,723)	—
Franklin Allocation VIP Fund - Class 4	333,381	(157,723)	175,658
Franklin Income VIP Fund - Class 1	52,525	(14,052)	38,473
Franklin Income VIP Fund - Class 2	346,840	(3,326,824)	(2,979,984)
Franklin Income VIP Fund - Class 4	3,116,784	(1,317,767)	1,799,017
Franklin Multi-Asset Variable Conservative Growth - Class I	3,591	(3,635)	(44)
Franklin Multi-Asset Variable Conservative Growth - Class II	252,706	(317,335)	(64,629)
Franklin Mutual Shares VIP Fund - Class 1	1,123	(4,136)	(3,013)
Franklin Mutual Shares VIP Fund - Class 2	163,057	(4,397,234)	(4,234,177)
Franklin Mutual Shares VIP Fund - Class 4	341,875	(450,120)	(108,245)
Franklin Rising Dividends VIP Fund - Class 1	112,851	(48,828)	64,023
Franklin Rising Dividends VIP Fund - Class 4	630,982	(319,631)	311,351
Franklin Small Cap Value VIP Fund - Class 1	70,475	(10,777)	59,698
Franklin Small Cap Value VIP Fund - Class 4	398,839	(184,600)	214,239
Franklin Small-Mid Cap Growth VIP Fund - Class 1	17,862	(5,662)	12,200
Franklin Small-Mid Cap Growth VIP Fund - Class 4	158,103	(102,503)	55,600

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	62,001	(3,612)	58,389
Goldman Sachs VIT Government Money Market Fund - Service Shares	1,278,403	(912,946)	365,457
Goldman Sachs VIT Large Cap Value Fund - Service Shares	62,999	(683,251)	(620,252)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	97,142	(35,770)	61,372
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	22,759	(35,852)	(13,093)
Guggenheim VT Long Short Equity	197,174	(193,903)	3,271
Guggenheim VT Multi-Hedge Strategies	564,171	(325,841)	238,330
Hartford Capital Appreciation HLS Fund - Class IA	7	(199)	(192)
Hartford Capital Appreciation HLS Fund - Class IC	50,067	(134,661)	(84,594)
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	14,382	(14,516)	(134)
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	150,296	(204,074)	(53,778)
Invesco V.I. American Franchise Fund - Series I Shares	2,531	(16,392)	(13,861)
Invesco V.I. American Franchise Fund - Series II Shares	487	(1,224)	(737)
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	22	(6,759)	(6,737)
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	32,072	(108,388)	(76,316)
Invesco V.I. Comstock Fund - Series I Shares	149,520	(47,757)	101,763
Invesco V.I. Comstock Fund - Series II Shares	1,732,379	(376,344)	1,356,035
Invesco V.I. Core Equity Fund - Series I Shares	10,111	(38,928)	(28,817)
Invesco V.I. Core Equity Fund - Series II Shares	1,775	(1,711)	64
Invesco V.I. Diversified Dividend Fund - Series I Shares	58,007	(18,234)	39,773
Invesco V.I. Diversified Dividend Fund - Series II Shares	441,353	(235,876)	205,477
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	217,275	(169,884)	47,391
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	1,450,279	(1,599,771)	(149,492)
Invesco V.I. Equity and Income Fund - Series I Shares	44,301	(12,802)	31,499
Invesco V.I. Equity and Income Fund - Series II Shares	999,500	(732,047)	267,453
Invesco V.I. EQV International Equity Fund - Series I Shares	83,931	(55,250)	28,681
Invesco V.I. EQV International Equity Fund - Series II Shares	311,034	(304,909)	6,125
Invesco V.I. Global Fund - Series II Shares	30,749	(15,960)	14,789
Invesco V.I. Main Street Small Cap Fund® - Series I Shares	32,181	(17,988)	14,193
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	442,756	(283,144)	159,612
Janus Henderson Balanced Portfolio - Service Shares	19,058	(56,829)	(37,771)
Janus Henderson Enterprise Portfolio - Service Shares	1,166	(7,709)	(6,543)
Janus Henderson Global Research Portfolio - Service Shares	201	(2,504)	(2,303)
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	13,530	(39,330)	(25,800)
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	30	(361)	(331)
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	6,984	(42,250)	(35,266)
Lincoln Hedged Nasdaq-100 Fund - Service Class	84,949	(6,908)	78,041
Lincoln Hedged Nasdaq-100 Fund 2 - Service Class	137,657	(129,920)	7,737
Lincoln Hedged S&P 500 Conservative Fund - Service Class	380,746	(64)	380,682
Lincoln Hedged S&P 500 Conservative Fund 2 - Service Class	244,155	(103,211)	140,944
Lincoln Hedged S&P 500 Fund - Service Class	101,519	(14,430)	87,089
Lincoln Hedged S&P 500 Fund 2 - Service Class	158,066	(40,882)	117,184
Lincoln iShares® Fixed Income Allocation Fund - Standard Class	—	(4,172)	(4,172)
Lincoln iShares® Global Growth Allocation Fund - Standard Class	—	(35,908)	(35,908)
Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class	—	(41,049)	(41,049)
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class	61,825	(18,630)	43,195
Lincoln Nasdaq-100 Buffer Fund Mar - Service Class	43,473	—	43,473
Lincoln S&P 500 Buffer Fund Feb - Service Class	172,253	(35,867)	136,386
Lincoln S&P 500 Buffer Fund May - Service Class	136,747	(43,903)	92,844
Lincoln S&P 500 Ultra Buffer Fund Feb - Service Class	96,927	(5,934)	90,993
Lincoln S&P 500 Ultra Buffer Fund May - Service Class	274,319	(43,447)	230,872
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	602,146	(1,453,961)	(851,815)
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	229,207	(250,242)	(21,035)
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	9,325	(69,960)	(60,635)
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	1,353,317	(962,412)	390,905
LVIP American Balanced Allocation Fund - Service Class	982,909	(495,697)	487,212
LVIP American Balanced Allocation Fund - Standard Class	97,523	(47,199)	50,324
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	367,728	(3,194,654)	(2,826,926)
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	151,881	(203,161)	(51,280)
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	33	(1,086)	(1,053)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	151,893	(634,263)	(482,370)
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	—	(305)	(305)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP American Global Growth Fund - Service Class II	923,089	(2,739,091)	(1,816,002)
LVIP American Global Small Capitalization Fund - Service Class II	367,828	(344,411)	23,417
LVIP American Growth Allocation Fund - Service Class	500,695	(789,883)	(289,188)
LVIP American Growth Allocation Fund - Standard Class	21,091	(8,626)	12,465
LVIP American Growth Fund - Service Class II	4,113,603	(1,280,090)	2,833,513
LVIP American Growth-Income Fund - Service Class II	2,191,414	(1,703,197)	488,217
LVIP American Income Allocation Fund - Standard Class	4,382	(5,462)	(1,080)
LVIP American International Fund - Service Class II	4,301,717	(1,196,324)	3,105,393
LVIP American Preservation Fund - Service Class	822,470	(1,007,685)	(185,215)
LVIP American Preservation Fund - Standard Class	3,727	(4,789)	(1,062)
LVIP Baron Growth Opportunities Fund - Service Class	1,180,972	(730,723)	450,249
LVIP Baron Growth Opportunities Fund - Standard Class	20,630	(31,478)	(10,848)
LVIP BlackRock Advantage Allocation Fund - Service Class	111,761	(996,591)	(884,830)
LVIP BlackRock Advantage Allocation Fund - Standard Class	33	(37,417)	(37,384)
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	2,447,788	(8,534,677)	(6,086,889)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	4,728	(6,852)	(2,124)
LVIP BlackRock Global Allocation Fund - Service Class	52,546,657	(2,843,515)	49,703,142
LVIP BlackRock Global Allocation Fund - Standard Class	504,506	(15,708)	488,798
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	371,053	(5,829,815)	(5,458,762)
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	130	(374)	(244)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	751,327	(2,552,364)	(1,801,037)
LVIP BlackRock Inflation Protected Bond Fund - Service Class	7,376,888	(9,648,660)	(2,271,772)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,066,659	(971,934)	94,725
LVIP BlackRock Real Estate Fund - Service Class	750,460	(801,529)	(51,069)
LVIP BlackRock Real Estate Fund - Standard Class	47,902	(40,432)	7,470
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	1,809,613	(2,839,145)	(1,029,532)
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	4,071,025	(1,768,618)	2,302,407
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	18,751	(11,772)	6,979
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	3,941,335	(3,101,530)	839,805
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	62	(258)	(196)
LVIP Channing Small Cap Value Fund - Service Class	32,400	(168)	32,232
LVIP Channing Small Cap Value Fund - Standard Class	9,192	(8,765)	427
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	447,773	(2,414,788)	(1,967,015)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	189	(192)	(3)
LVIP Delaware Bond Fund - Service Class	6,255,180	(24,331,469)	(18,076,289)
LVIP Delaware Bond Fund - Standard Class	493,534	(664,525)	(170,991)
LVIP Delaware Diversified Floating Rate Fund - Service Class	5,668,043	(11,669,984)	(6,001,941)
LVIP Delaware Diversified Floating Rate Fund - Standard Class	523,485	(125,196)	398,289
LVIP Delaware Diversified Income Fund - Service Class	1,758,400	(13,395,169)	(11,636,769)
LVIP Delaware Diversified Income Fund - Standard Class	159,090	(193,846)	(34,756)
LVIP Delaware High Yield Fund - Service Class	258,310	(638,557)	(380,247)
LVIP Delaware High Yield Fund - Standard Class	92,920	(103,273)	(10,353)
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	1,178,745	(15,328,360)	(14,149,615)
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	65,748	(190,849)	(125,101)
LVIP Delaware Mid Cap Value Fund - Service Class	1,081,342	(603,665)	477,677
LVIP Delaware Mid Cap Value Fund - Standard Class	160,732	(21,024)	139,708
LVIP Delaware SMID Cap Core Fund - Service Class	294,394	(554,474)	(260,080)
LVIP Delaware SMID Cap Core Fund - Standard Class	6,086	(26,660)	(20,574)
LVIP Delaware Social Awareness Fund - Service Class	153,823	(224,896)	(71,073)
LVIP Delaware Social Awareness Fund - Standard Class	18,759	(15,618)	3,141
LVIP Delaware U.S. Growth Fund - Service Class	533,353	(528,058)	5,295
LVIP Delaware U.S. Growth Fund - Standard Class	5,329	(14,545)	(9,216)
LVIP Delaware U.S. REIT Fund - Service Class	459,200	(716,215)	(257,015)
LVIP Delaware U.S. REIT Fund - Standard Class	58,979	(59,633)	(654)
LVIP Delaware Value Fund - Service Class	693,416	(1,453,033)	(759,617)
LVIP Delaware Value Fund - Standard Class	8,819	(53,174)	(44,355)
LVIP Delaware Wealth Builder Fund - Service Class	175,039	(202,746)	(27,707)
LVIP Delaware Wealth Builder Fund - Standard Class	31,970	(42,108)	(10,138)
LVIP Dimensional International Core Equity Fund - Service Class	3,916,681	(1,064,002)	2,852,679
LVIP Dimensional International Core Equity Fund - Standard Class	261,838	(245,650)	16,188
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	3,525,921	(6,926,399)	(3,400,478)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	59,971	(66,470)	(6,499)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	892,546	(619,428)	273,118
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	131,694	(159,329)	(27,635)
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	1,332,691	(573,921)	758,770
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	229,817	(136,259)	93,558
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	769,007	(3,320,712)	(2,551,705)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	97,465	(96,750)	715
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	777,349	(2,279,117)	(1,501,768)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	229	(2,837)	(2,608)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	1,110,645	(6,284,746)	(5,174,101)
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	89,356	(1,795,535)	(1,706,179)
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	4,167	(12,242)	(8,075)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	659,422	(1,639,731)	(980,309)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	79,246	(94,494)	(15,248)
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	609,201	(1,273,123)	(663,922)
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	51,375	(33,493)	17,882
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	798,034	(1,493,767)	(695,733)
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	110,218	(131,496)	(21,278)
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	388,156	(714,066)	(325,910)
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	205,438	(214,013)	(8,575)
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	2,162,040	(906,361)	1,255,679
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	10,580	(54,001)	(43,421)
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	426,213	(5,556,515)	(5,130,302)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	56,972	(28,289)	28,683
LVIP Global Growth Allocation Managed Risk Fund - Service Class	11,021	(37,424,732)	(37,413,711)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	105,288	(151,019)	(45,731)
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	147,292	(29,071,330)	(28,924,038)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	61,964	(84,761)	(22,797)
LVIP Government Money Market Fund - Service Class	47,631,184	(29,503,811)	18,127,373
LVIP Government Money Market Fund - Standard Class	4,366,363	(3,364,894)	1,001,469
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	1,190,057	(3,948,679)	(2,758,622)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	93	(810)	(717)
LVIP JPMorgan Core Bond Fund - Service Class	2,986,116	(2,219,088)	767,028
LVIP JPMorgan Core Bond Fund - Standard Class	104,953	(148,225)	(43,272)
LVIP JPMorgan High Yield Fund - Service Class	2,008,905	(3,890,843)	(1,881,938)
LVIP JPMorgan High Yield Fund - Standard Class	196,479	(95,566)	100,913
LVIP JPMorgan Retirement Income Fund - Service Class	516,093	(254,884)	261,209
LVIP JPMorgan Retirement Income Fund - Standard Class	37	(399)	(362)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	271,215	(4,114,549)	(3,843,334)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	47	(2,133)	(2,086)
LVIP Loomis Sayles Global Growth Fund - Service Class	15,221	(44,082)	(28,861)
LVIP Loomis Sayles Global Growth Fund - Standard Class	1,072	(7,011)	(5,939)
LVIP MFS International Equity Managed Volatility Fund - Service Class	2,627,090	(2,801,169)	(174,079)
LVIP MFS International Growth Fund - Service Class	1,086,986	(1,491,545)	(404,559)
LVIP MFS International Growth Fund - Standard Class	15,773	(19,571)	(3,798)
LVIP MFS Value Fund - Service Class	1,377,430	(4,882,281)	(3,504,851)
LVIP MFS Value Fund - Standard Class	87,088	(42,778)	44,310
LVIP Mondrian Global Income Fund - Service Class	763,834	(5,334,730)	(4,570,896)
LVIP Mondrian Global Income Fund - Standard Class	35,035	(14,734)	20,301
LVIP Mondrian International Value Fund - Service Class	1,730,194	(2,217,402)	(487,208)
LVIP Mondrian International Value Fund - Standard Class	47,178	(57,240)	(10,062)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	394,650	(697,164)	(302,514)
LVIP PIMCO Low Duration Bond Fund - Service Class	14,688,347	(11,599,578)	3,088,769
LVIP PIMCO Low Duration Bond Fund - Standard Class	428,285	(300,515)	127,770
LVIP SSGA Bond Index Fund - Service Class	2,627,110	(8,009,724)	(5,382,614)
LVIP SSGA Bond Index Fund - Standard Class	260,469	(358,619)	(98,150)
LVIP SSGA Conservative Index Allocation Fund - Service Class	612,894	(977,312)	(364,418)
LVIP SSGA Conservative Index Allocation Fund - Standard Class	38,341	(28,960)	9,381
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	341,731	(208,048)	133,683
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	73,735	(47,665)	26,070
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	414,585	(4,458,027)	(4,043,442)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	48,329	(77,409)	(29,080)
LVIP SSGA International Index Fund - Service Class	985,656	(2,618,174)	(1,632,518)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSGA International Index Fund - Standard Class	285,727	(146,817)	138,910
LVIP SSGA International Managed Volatility Fund - Service Class	1,707,676	(2,590,605)	(882,929)
LVIP SSGA International Managed Volatility Fund - Standard Class	454	(918)	(464)
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	1,491,067	(2,319,466)	(828,399)
LVIP SSGA Mid-Cap Index Fund - Service Class	981,169	(1,110,030)	(128,861)
LVIP SSGA Mid-Cap Index Fund - Standard Class	169,245	(81,432)	87,813
LVIP SSGA Moderate Index Allocation Fund - Service Class	1,017,799	(1,690,152)	(672,353)
LVIP SSGA Moderate Index Allocation Fund - Standard Class	61,643	(143,606)	(81,963)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	668,792	(930,892)	(262,100)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	120,144	(1,607)	118,537
LVIP SSGA Nasdaq-100 Index Fund - Service Class	494,539	(477,143)	17,396
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	73,894	(70,571)	3,323
LVIP SSGA S&P 500 Index Fund - Service Class	4,040,533	(2,880,068)	1,160,465
LVIP SSGA S&P 500 Index Fund - Standard Class	861,340	(380,799)	480,541
LVIP SSGA Short-Term Bond Index Fund - Service Class	5,369,428	(2,520,029)	2,849,399
LVIP SSGA Short-Term Bond Index Fund - Standard Class	553,512	(368,627)	184,885
LVIP SSGA Small-Cap Index Fund - Service Class	1,504,480	(1,820,845)	(316,365)
LVIP SSGA Small-Cap Index Fund - Standard Class	274,497	(131,216)	143,281
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	2,697,801	(2,674,017)	23,784
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	1,214	(1,635)	(421)
LVIP Structured Conservative Allocation Fund - Service Class	666,373	(1,582,085)	(915,712)
LVIP Structured Conservative Allocation Fund - Standard Class	5,517	(4,303)	1,214
LVIP Structured Moderate Allocation Fund - Service Class	301,685	(3,860,594)	(3,558,909)
LVIP Structured Moderate Allocation Fund - Standard Class	247	(18,153)	(17,906)
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	171,148	(2,033,684)	(1,862,536)
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	102	(22,713)	(22,611)
LVIP T. Rowe Price 2010 Fund - Service Class	5,333	(300,543)	(295,210)
LVIP T. Rowe Price 2020 Fund - Service Class	6,925	(58,223)	(51,298)
LVIP T. Rowe Price 2030 Fund - Service Class	24,092	(31,395)	(7,303)
LVIP T. Rowe Price 2040 Fund - Service Class	16,639	(26,235)	(9,596)
LVIP T. Rowe Price Growth Stock Fund - Service Class	1,148,328	(884,727)	263,601
LVIP T. Rowe Price Growth Stock Fund - Standard Class	60,818	(57,524)	3,294
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	793,757	(604,001)	189,756
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	23,026	(9,426)	13,600
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	2,251,518	(1,111,523)	1,139,995
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	24,613	(23,249)	1,364
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	6,003,921	(4,674,718)	1,329,203
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	36,389	(35,620)	769
LVIP Vanguard Bond Allocation Fund - Service Class	4,803,882	(7,565,606)	(2,761,724)
LVIP Vanguard Bond Allocation Fund - Standard Class	569,014	(631,694)	(62,680)
LVIP Vanguard Domestic Equity ETF Fund - Service Class	1,776,567	(1,369,943)	406,624
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	97,335	(105,362)	(8,027)
LVIP Vanguard International Equity ETF Fund - Service Class	2,030,139	(1,100,281)	929,858
LVIP Vanguard International Equity ETF Fund - Standard Class	246,850	(144,893)	101,957
LVIP Wellington Capital Growth Fund - Service Class	888,950	(802,530)	86,420
LVIP Wellington Capital Growth Fund - Standard Class	40,773	(98,932)	(58,159)
LVIP Wellington SMID Cap Value Fund - Service Class	605,023	(998,450)	(393,427)
LVIP Wellington SMID Cap Value Fund - Standard Class	10,347	(18,295)	(7,948)
LVIP Western Asset Core Bond Fund - Service Class	2,659,779	(4,254,824)	(1,595,045)
LVIP Western Asset Core Bond Fund - Standard Class	357,628	(206,425)	151,203
MFS® VIT Growth Series - Initial Class	11,475	(22,906)	(11,431)
MFS® VIT Growth Series - Service Class	800,908	(513,316)	287,592
MFS® VIT Total Return Series - Initial Class	30,863	(52,109)	(21,246)
MFS® VIT Total Return Series - Service Class	889,765	(857,861)	31,904
MFS® VIT Utilities Series - Initial Class	32,385	(39,188)	(6,803)
MFS® VIT Utilities Series - Service Class	896,548	(706,811)	189,737
MFS® VIT II Core Equity Portfolio - Service Class	1,122	(6,637)	(5,515)
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	40,134	(20,311)	19,823
MFS® VIT II International Intrinsic Value Portfolio - Service Class	275,765	(324,809)	(49,044)
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	97,050	(47,753)	49,297
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	313,838	(184,109)	129,729
Morgan Stanley VIF Growth Portfolio - Class II	22,829	(13,778)	9,051

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	10,987	(74,259)	(63,272)
PIMCO VIT All Asset Portfolio - Advisor Class	47,331	(84,377)	(37,046)
PIMCO VIT All Asset Portfolio - Institutional Class	749	(9,420)	(8,671)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	1,041,350	(730,466)	310,884
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	13,373	(10,406)	2,967
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	44,102	(119,777)	(75,675)
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	2,287	(2,835)	(548)
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	9,473	(42,956)	(33,483)
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	2,391	(2,316)	75
Putnam VT George Putnam Balanced Fund - Class IA	46,178	(2,952)	43,226
Putnam VT George Putnam Balanced Fund - Class IB	845,338	(848,861)	(3,523)
Putnam VT Global Health Care Fund - Class IA	59,148	(53,997)	5,151
Putnam VT Global Health Care Fund - Class IB	359,849	(324,216)	35,633
Putnam VT Income Fund - Class IA	5,481	(56,875)	(51,394)
Putnam VT Income Fund - Class IB	210,455	(211,551)	(1,096)
Putnam VT Large Cap Value Fund - Class IA	332,737	(71,373)	261,364
Putnam VT Large Cap Value Fund - Class IB	5,211,641	(731,131)	4,480,510
Putnam VT Multi-Asset Absolute Return Fund - Class IA	39,838	(35,382)	4,456
Putnam VT Multi-Asset Absolute Return Fund - Class IB	95,636	(53,875)	41,761
Putnam VT Sustainable Future Fund - Class IB	4,038	(58)	3,980
Putnam VT Sustainable Leaders Fund - Class IB	594	(7)	587
Templeton Foreign VIP Fund - Class 1	23,183	(21,467)	1,716
Templeton Foreign VIP Fund - Class 4	104,853	(110,348)	(5,495)
Templeton Global Bond VIP Fund - Class 1	92,625	(93,498)	(873)
Templeton Global Bond VIP Fund - Class 2	241,046	(2,627,580)	(2,386,534)
Templeton Global Bond VIP Fund - Class 4	73,890	(578,316)	(504,426)
Templeton Growth VIP Fund - Class 2	95,762	(221,169)	(125,407)
TOPS® Balanced ETF Portfolio - Service Class Shares	15,781	(251)	15,530
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	—	(64,847)	(64,847)
VanEck VIP Global Resources Fund - Class S Shares	1,109,747	(627,788)	481,959
VanEck VIP Global Resources Fund - Initial Class Shares	56,630	(40,034)	16,596
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	235,314	(226,746)	8,568
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	46,057	(4,061)	41,996

7. Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln Life Variable Annuity Account N

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln Life Variable Annuity Account N ("Variable Account"), as of December 31, 2023, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2023, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young LLP

We have served as the Variable Account's Auditor since 1998.
Philadelphia, Pennsylvania
April 10, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Discovery Value Portfolio - Class A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
AB VPS Discovery Value Portfolio - Class B	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
AB VPS Large Cap Growth Portfolio - Class B	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
AB VPS Sustainable Global Thematic Portfolio - Class B	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
ALPS Global Opportunity Portfolio - Class I	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
ALPS Global Opportunity Portfolio - Class III	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
ALPS/Alerian Energy Infrastructure Portfolio - Class I	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
ALPS/Alerian Energy Infrastructure Portfolio - Class III	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Century VP Balanced Fund - Class I	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Century VP Balanced Fund - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Century VP Inflation Protection Fund - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Century VP Large Company Value Fund - Class I	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Century VP Large Company Value Fund - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Asset Allocation Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Asset Allocation Fund - Class 1A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Asset Allocation Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Capital Income Builder® - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Capital Income Builder® - Class 1A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Capital Income Builder® - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Capital World Bond Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Capital World Bond Fund - Class 1A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Capital World Growth and Income Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Capital World Growth and Income Fund - Class 1A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Global Balanced Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
American Funds Global Balanced Fund - Class 1A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Global Growth Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Global Growth Fund - Class 1A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Global Growth Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Global Growth Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Global Small Capitalization Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Global Small Capitalization Fund - Class 1A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Global Small Capitalization Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Global Small Capitalization Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Growth Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Growth Fund - Class 1A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Growth Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Growth Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Growth-Income Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Growth-Income Fund - Class 1A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Growth-Income Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Growth-Income Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds High-Income Trust - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds High-Income Trust - Class 1A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds International Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds International Fund - Class 1A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds International Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds International Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds International Growth and Income Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
American Funds International Growth and Income Fund - Class 1A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Managed Risk Asset Allocation Fund - Class P1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Managed Risk Asset Allocation Fund - Class P2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Managed Risk Growth Fund - Class P1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Managed Risk Growth-Income Fund - Class P1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Managed Risk International Fund - Class P1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Managed Risk Washington Mutual Investors Fund - Class P1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Mortgage Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Mortgage Fund - Class 1A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Mortgage Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds New World Fund® - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds New World Fund® - Class 1A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds New World Fund® - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds The Bond Fund of America - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds The Bond Fund of America - Class 1A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds U.S. Government Securities Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds U.S. Government Securities Fund - Class 1A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Washington Mutual Investors Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Washington Mutual Investors Fund - Class 1A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Washington Mutual Investors Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
BlackRock Global Allocation V.I. Fund - Class I	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2022	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2022	For the period from January 1, 2022 through the date when the fund ceased to be available as an investment option to Variable Account contract owners

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
BlackRock Global Allocation V.I. Fund - Class III	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2022	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2022	For the period from January 1, 2022 through the date when the fund ceased to be available as an investment option to Variable Account contract owners
ClearBridge Variable Aggressive Growth Portfolio - Class I	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
ClearBridge Variable Aggressive Growth Portfolio - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
ClearBridge Variable Large Cap Growth Portfolio - Class I	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
ClearBridge Variable Large Cap Growth Portfolio - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
ClearBridge Variable Mid Cap Portfolio - Class I	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
ClearBridge Variable Mid Cap Portfolio - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Columbia VP Commodity Strategy Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Columbia VP Commodity Strategy Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Columbia VP Emerging Markets Bond Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Columbia VP Emerging Markets Bond Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Columbia VP Strategic Income Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Columbia VP Strategic Income Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Delaware Ivy VIP Asset Strategy Portfolio - Class I	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Delaware Ivy VIP Asset Strategy Portfolio - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Delaware Ivy VIP Energy Portfolio - Class I	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Delaware Ivy VIP Energy Portfolio - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Delaware Ivy VIP High Income Portfolio - Class I	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Delaware Ivy VIP High Income Portfolio - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Delaware Ivy VIP Mid Cap Growth Portfolio - Class I	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Delaware Ivy VIP Science and Technology Portfolio - Class I	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Delaware Ivy VIP Science and Technology Portfolio - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Delaware Ivy VIP Small Cap Growth Portfolio - Class I	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Delaware VIP® Emerging Markets Series - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Delaware VIP® Emerging Markets Series - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Delaware VIP® International Series - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Delaware VIP® Small Cap Value Series - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Delaware VIP® Small Cap Value Series - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
DWS Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
DWS Alternative Asset Allocation VIP Portfolio - Class B	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Eaton Vance VT Floating-Rate Income Fund - ADV Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Eaton Vance VT Floating-Rate Income Fund - Initial Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Balanced Portfolio - Initial Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Balanced Portfolio - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Consumer Discretionary Portfolio - Initial Class	Available fund with no money invested at December 31, 2023	For the period from October 2, 2023 through December 31, 2023	For the period from October 2, 2023 (commencement of operations) through December 31, 2023
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	As of December 31, 2023	For the period from September 1, 2023 through December 31, 2023	For the period from September 1, 2023 (commencement of operations) through December 31, 2023
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	As of December 31, 2023	For the period from September 1, 2023 through December 31, 2023	For the period from September 1, 2023 (commencement of operations) through December 31, 2023
Fidelity® VIP Contrafund® Portfolio - Initial Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Contrafund® Portfolio - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Financials Portfolio - Initial Class	As of December 31, 2023	For the period from December 4, 2023 through December 31, 2023	For the period from December 4, 2023 (commencement of operations) through December 31, 2023
Fidelity® VIP Financials Portfolio - Service Class 2	As of December 31, 2023	For the period from September 1, 2023 through December 31, 2023	For the period from September 1, 2023 (commencement of operations) through December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Growth Portfolio - Initial Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Growth Portfolio - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Mid Cap Portfolio - Initial Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Mid Cap Portfolio - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Strategic Income Portfolio - Initial Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Strategic Income Portfolio - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Technology Portfolio - Initial Class	As of December 31, 2023	For the period from August 29, 2023 through December 31, 2023	For the period from August 29, 2023 (commencement of operations) through December 31, 2023
Fidelity® VIP Technology Portfolio - Service Class 2	As of December 31, 2023	For the period from September 1, 2023 through December 31, 2023	For the period from September 1, 2023 (commencement of operations) through December 31, 2023
First Trust Capital Strength Hedged Equity Portfolio - Class I	As of December 31, 2023	For the period from September 5, 2023 through December 31, 2023	For the period from September 5, 2023 (commencement of operations) through December 31, 2023
First Trust Capital Strength Portfolio - Class I	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
First Trust Capital Strength Portfolio - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
First Trust Dorsey Wright Tactical Core Portfolio - Class I	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
First Trust Dorsey Wright Tactical Core Portfolio - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
First Trust Growth Strength Portfolio - Class I	As of December 31, 2023	For the period from May 30, 2023 through December 31, 2023	For the period from May 30, 2023 (commencement of operations) through December 31, 2023
First Trust International Developed Capital Strength Portfolio - Class I	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
First Trust International Developed Capital Strength Portfolio - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
First Trust Multi Income Allocation Portfolio - Class I	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
First Trust Multi Income Allocation Portfolio - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Franklin Allocation VIP Fund - Class 1	Available fund with no money invested at December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and for the period from July 1, 2022 (commencement of operations) through December 31, 2022
Franklin Allocation VIP Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Franklin Income VIP Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Franklin Income VIP Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Franklin Income VIP Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Franklin Multi-Asset Variable Conservative Growth - Class I	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Franklin Multi-Asset Variable Conservative Growth - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Franklin Mutual Shares VIP Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Franklin Mutual Shares VIP Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Franklin Mutual Shares VIP Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Franklin Rising Dividends VIP Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Franklin Rising Dividends VIP Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Franklin Small Cap Value VIP Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Franklin Small Cap Value VIP Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Franklin Small-Mid Cap Growth VIP Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Franklin Small-Mid Cap Growth VIP Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Goldman Sachs VIT Government Money Market Fund - Service Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Goldman Sachs VIT Large Cap Value Fund - Service Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Guggenheim VT Long Short Equity	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Guggenheim VT Multi-Hedge Strategies	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Hartford Capital Appreciation HLS Fund - Class IA	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Hartford Capital Appreciation HLS Fund - Class IC	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. American Franchise Fund - Series I Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. American Franchise Fund - Series II Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. Comstock Fund - Series I Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. Comstock Fund - Series II Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. Core Equity Fund - Series I Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. Core Equity Fund - Series II Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. Diversified Dividend Fund - Series I Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. Diversified Dividend Fund - Series II Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. Equity and Income Fund - Series I Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. Equity and Income Fund - Series II Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. EQV International Equity Fund - Series I Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. EQV International Equity Fund - Series II Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. Global Fund - Series II Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Invesco V.I. Main Street Small Cap Fund® - Series I Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Janus Henderson Balanced Portfolio - Service Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Janus Henderson Enterprise Portfolio - Service Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Janus Henderson Global Research Portfolio - Service Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2023	For the period from January 1, 2023 through the date when the fund ceased to be available as an investment option to Variable Account contract owners	For the year ended December 31, 2022 and the period from January 1, 2023 through the date when the fund ceased to be available as an investment option to Variable Account contract owners
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2023	For the period from January 1, 2023 through the date when the fund ceased to be available as an investment option to Variable Account contract owners	For the year ended December 31, 2022 and the period from January 1, 2023 through the date when the fund ceased to be available as an investment option to Variable Account contract owners
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2023	For the period from January 1, 2023 through the date when the fund ceased to be available as an investment option to Variable Account contract owners	For the year ended December 31, 2022 and the period from January 1, 2023 through the date when the fund ceased to be available as an investment option to Variable Account contract owners
Lincoln Hedged Nasdaq-100 Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Lincoln Hedged Nasdaq-100 Fund 2 - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Lincoln Hedged S&P 500 Conservative Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from June 2, 2022 (commencement of operations) through December 31, 2022
Lincoln Hedged S&P 500 Conservative Fund 2 - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Lincoln Hedged S&P 500 Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Lincoln Hedged S&P 500 Fund 2 - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Lincoln iShares® Fixed Income Allocation Fund - Standard Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2022	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2022	For the period from January 1, 2022 through the date when the fund ceased to be available as an investment option to Variable Account contract owners
Lincoln iShares® Global Growth Allocation Fund - Standard Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2022	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2022	For the period from January 1, 2022 through the date when the fund ceased to be available as an investment option to Variable Account contract owners

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2022	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2022	For the period from January 1, 2022 through the date when the fund ceased to be available as an investment option to Variable Account contract owners
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Lincoln Nasdaq-100 Buffer Fund Mar - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from April 21, 2022 (commencement of operations) through December 31, 2022
Lincoln Opportunistic Hedged Equity Fund - Service Class	As of December 31, 2023	For the period from December 22, 2023 through December 31, 2023	For the period from December 22, 2023 (commencement of operations) through December 31, 2023
Lincoln S&P 500 Buffer Fund Feb - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from March 10, 2022 (commencement of operations) through December 31, 2022
Lincoln S&P 500 Buffer Fund May - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Lincoln S&P 500 Ultra Buffer Fund Feb - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from March 10, 2022 (commencement of operations) through December 31, 2022
Lincoln S&P 500 Ultra Buffer Fund May - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP American Balanced Allocation Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP American Balanced Allocation Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP American Global Growth Fund - Service Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP American Global Small Capitalization Fund - Service Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP American Growth Allocation Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP American Growth Allocation Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP American Growth Fund - Service Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP American Growth-Income Fund - Service Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP American Income Allocation Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP American International Fund - Service Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP American Preservation Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP American Preservation Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Baron Growth Opportunities Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP BlackRock Advantage Allocation Fund - Service Class	N/A - the fund merged into LVIP BlackRock Global Allocation Fund - Service Class during 2022	N/A - the fund merged into LVIP BlackRock Global Allocation Fund - Service Class during 2022	For the period from January 1, 2022 through the date when the fund merged into LVIP BlackRock Global Allocation Fund - Service Class
LVIP BlackRock Advantage Allocation Fund - Standard Class	N/A - the fund merged into LVIP BlackRock Global Allocation Fund - Standard Class during 2022	N/A - the fund merged into LVIP BlackRock Global Allocation Fund - Standard Class during 2022	For the period from January 1, 2022 through the date when the fund merged into LVIP BlackRock Global Allocation Fund - Service Class
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP BlackRock Global Allocation Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from June 3, 2022 (commencement of operations) through December 31, 2022
LVIP BlackRock Global Allocation Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from June 3, 2022 (commencement of operations) through December 31, 2022

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP BlackRock Inflation Protected Bond Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP BlackRock Real Estate Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP BlackRock Real Estate Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Channing Small Cap Value Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from August 25, 2022 (commencement of operations) through December 31, 2022
LVIP Channing Small Cap Value Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from November 23, 2022 (commencement of operations) through December 31, 2022
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Bond Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Bond Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Diversified Floating Rate Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Delaware Diversified Floating Rate Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Diversified Income Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Diversified Income Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware High Yield Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware High Yield Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Mid Cap Value Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Mid Cap Value Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware SMID Cap Core Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware SMID Cap Core Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Social Awareness Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Social Awareness Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware U.S. Growth Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware U.S. Growth Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware U.S. REIT Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware U.S. REIT Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Value Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Value Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Wealth Builder Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Wealth Builder Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Dimensional International Core Equity Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Dimensional International Core Equity Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2023	For the period from May 17, 2023 through December 31, 2023	For the period from May 17, 2023 (commencement of operations) through December 31, 2023
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	N/A - the fund merged into LVIP BlackRock Global Allocation Fund - Service Class during 2022	N/A - the fund merged into LVIP BlackRock Global Allocation Fund - Service Class during 2022	For the period from January 1, 2022 through the date when the fund merged into LVIP BlackRock Global Allocation Fund - Service Class
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	N/A - the fund merged into LVIP BlackRock Global Allocation Fund - Standard Class during 2022	N/A - the fund merged into LVIP BlackRock Global Allocation Fund - Standard Class during 2022	For the period from January 1, 2022 through the date when the fund merged into LVIP BlackRock Global Allocation Fund - Service Class
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Global Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Government Money Market Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Government Money Market Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP JPMorgan Core Bond Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP JPMorgan Core Bond Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP JPMorgan High Yield Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP JPMorgan High Yield Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP JPMorgan Mid Cap Value Fund - Service Class	As of December 31, 2023	For the period from May 26, 2023 through December 31, 2023	For the period from May 26, 2023 (commencement of operations) through December 31, 2023
LVIP JPMorgan Mid Cap Value Fund - Standard Class	As of December 31, 2023	For the period from November 7, 2023 through December 31, 2023	For the period from November 7, 2023 (commencement of operations) through December 31, 2023
LVIP JPMorgan Retirement Income Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP JPMorgan Retirement Income Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP JPMorgan Small Cap Core Fund - Service Class	As of December 31, 2023	For the period from May 24, 2023 through December 31, 2023	For the period from May 24, 2023 (commencement of operations) through December 31, 2023
LVIP JPMorgan Small Cap Core Fund - Standard Class	As of December 31, 2023	For the period from July 12, 2023 through December 31, 2023	For the period from July 12, 2023 (commencement of operations) through December 31, 2023
LVIP JPMorgan U.S. Equity Fund - Service Class	As of December 31, 2023	For the period from May 26, 2023 through December 31, 2023	For the period from May 26, 2023 (commencement of operations) through December 31, 2023
LVIP JPMorgan U.S. Equity Fund - Standard Class	As of December 31, 2023	For the period from June 29, 2023 through December 31, 2023	For the period from June 29, 2023 (commencement of operations) through December 31, 2023
LVIP Loomis Sayles Global Growth Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Loomis Sayles Global Growth Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP MFS International Equity Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP MFS International Growth Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP MFS International Growth Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP MFS Value Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP MFS Value Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Mondrian Global Income Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Mondrian Global Income Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Mondrian International Value Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP PIMCO Low Duration Bond Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP PIMCO Low Duration Bond Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Bond Index Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Conservative Index Allocation Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Conservative Index Allocation Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA International Index Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA International Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Mid-Cap Index Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Mid-Cap Index Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Moderate Index Allocation Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP SSGA Moderate Index Allocation Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Nasdaq-100 Index Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA S&P 500 Index Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Short-Term Bond Index Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Short-Term Bond Index Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Small-Cap Index Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Structured Conservative Allocation Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Structured Conservative Allocation Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Structured Moderate Allocation Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Structured Moderate Allocation Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price 2010 Fund - Service Class	N/A - the fund merged into LVIP JPMorgan Retirement Income Fund - Service Class during 2022	N/A - the fund merged into LVIP JPMorgan Retirement Income Fund - Service Class during 2022	For the period from January 1, 2022 through the date when the fund merged into LVIP JPMorgan Retirement Income Fund - Service Class
LVIP T. Rowe Price 2020 Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price 2030 Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price 2040 Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP T. Rowe Price Growth Stock Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price Growth Stock Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Vanguard Bond Allocation Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Vanguard Bond Allocation Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Vanguard Domestic Equity ETF Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Vanguard International Equity ETF Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Vanguard International Equity ETF Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Wellington Capital Growth Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Wellington Capital Growth Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Wellington SMID Cap Value Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Wellington SMID Cap Value Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Western Asset Core Bond Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Western Asset Core Bond Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
MFS® VIT Growth Series - Initial Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
MFS® VIT Growth Series - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
MFS® VIT Total Return Series - Initial Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
MFS® VIT Total Return Series - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
MFS® VIT Utilities Series - Initial Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
MFS® VIT Utilities Series - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
MFS® VIT II Core Equity Portfolio - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
MFS® VIT II International Intrinsic Value Portfolio - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Morgan Stanley VIF Growth Portfolio - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
PIMCO VIT All Asset Portfolio - Advisor Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
PIMCO VIT All Asset Portfolio - Institutional Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Putnam VT George Putnam Balanced Fund - Class IA	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Putnam VT George Putnam Balanced Fund - Class IB	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Putnam VT Global Health Care Fund - Class IA	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Putnam VT Global Health Care Fund - Class IB	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Putnam VT Income Fund - Class IA	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Putnam VT Income Fund - Class IB	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Putnam VT Large Cap Value Fund - Class IA	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Putnam VT Large Cap Value Fund - Class IB	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Putnam VT Multi-Asset Absolute Return Fund - Class IA	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2023	For the period from January 1, 2023 through the date when the fund ceased to be available as an investment option to Variable Account contract owners	For the year ended December 31, 2022 and the period from January 1, 2023 through the date when the fund ceased to be available as an investment option to Variable Account contract owners
Putnam VT Multi-Asset Absolute Return Fund - Class IB	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2023	For the period from January 1, 2023 through the date when the fund ceased to be available as an investment option to Variable Account contract owners	For the year ended December 31, 2022 and the period from January 1, 2023 through the date when the fund ceased to be available as an investment option to Variable Account contract owners
Putnam VT Sustainable Future Fund - Class IB	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from July 11, 2022 (commencement of operations) through December 31, 2022
Putnam VT Sustainable Leaders Fund - Class IA	As of December 31, 2023	For the period from October 19, 2023 through December 31, 2023	For the period from October 19, 2023 (commencement of operations) through December 31, 2023
Putnam VT Sustainable Leaders Fund - Class IB	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from October 17, 2022 (commencement of operations) through December 31, 2022
Templeton Foreign VIP Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Templeton Foreign VIP Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Templeton Global Bond VIP Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Templeton Global Bond VIP Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Templeton Global Bond VIP Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Templeton Growth VIP Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
TOPS® Balanced ETF Portfolio - Service Class Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
VanEck VIP Global Resources Fund - Class S Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
VanEck VIP Global Resources Fund - Initial Class Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023